        Prospectus supplement dated March 29, 2007 (to prospectus dated March 20, 2007)
                                         $759,237,000
                                         (Approximate)
                                Bear Stearns ALT-A Trust 2007-2
                                        Issuing Entity
                            Wells Fargo Bank, National Association
                         Master Servicer and Securities Administrator
                         Structured Asset Mortgage Investments II Inc.
                                           Depositor
                                   EMC Mortgage Corporation
                                      Sponsor and Seller
___________________________________________________________________________________________________
You  should  consider  carefully  the risk  factors  beginning  on page  S-17 in this  prospectus supplement.
___________________________________________________________________________________________________

The Trust

The trust will  consist  primarily  of a pool of  adjustable  rate Alt-A  type  mortgage  loans secured by first liens on one- to four-family residential properties.

The trust will issue  these  classes of  certificates  that are offered  under this  prospectus supplement:

          o        2 classes of group I senior certificates  designated Class I-A-1 Certificates and Class I-A-2 Certificates,

          o        6 classes of group II senior  certificates  designated  Class  II-A-1,  Class
                   II-A-2,   Class  II-A-3,   Class  II-X-1,   Class  II-X-2  and  Class  II-X-3
                   Certificates,

          o        5 classes of group I subordinate  certificates  designated Class I-M-1, Class
                   I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates, and

          o        4 classes  of group II  subordinate  certificates  designated  Class  II-B-1,
                   Class II-BX-1, Class II-B-2 and Class II-B-3 Certificates,  all as more fully described  in  the  tables  beginning  on  pages  S-2  through  S-4  of  this prospectus supplement.

The  certificates  are  obligations  only of the trust,  as the  issuing  entity.  Neither  the certificates  nor the  mortgage  loans are  insured  or  guaranteed  by any  person,  except as described  herein.  Distributions  on the  certificates  will be payable solely from the assets transferred to the trust for the benefit of certificateholders.

Credit Enhancement

Credit  enhancement  for the  offered  certificates  related  to loan  group I will  consist of excess spread,  overcollateralization  and  additional  classes of  subordinated  certificates.
The offered  certificates  related to loan group I and the Class I-B-4 Certificates may receive
additional   distributions  in  respect  of  interest  from  payments  under  the  related  cap contracts, as described herein.

Credit  enhancement  for the  offered  certificates  related to loan  group II will  consist of additional classes of subordinated certificates.

Distributions on the  certificates  will be on the 25th of each month, or, if the 25th is not a business day, on the next business day, beginning in April 2007.

Neither  the  Securities  and  Exchange  Commission  nor any state  securities  commission  has approved the  certificates  or determined if this  prospectus  supplement or the  prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The  Attorney  General  of the state of New York has not  passed on or  endorsed  the merits of this offering. Any representation to the contrary is unlawful.

The  price to  investors  will vary  from  time to time and will be  determined  at the time of sale.  The  proceeds to the  depositor  from the  offering  are  expected  to be  approximately
100.48% of the aggregate  principal amount of the offered  certificates,  plus accrued interest thereon, less expenses.  See "Method of Distribution" in this prospectus supplement.

The  Underwriter  will  deliver to  purchasers  the offered  certificates  in  book-entry  form through The Depository Trust Company,  Clearstream  Banking,  société anonyme and the Euroclear
System, in each case, on or about March 30, 2007.

                                   Bear, Stearns & Co. Inc.
                                          Underwriter

Important  notice  about   information   presented  in  this  prospectus   supplement  and  the
accompanying prospectus

You should rely only on the  information  contained in this  document.  We have not  authorized anyone to provide you with different information.

We provide  information to you about the offered  certificates  in two separate  documents that progressively provide more detail:

o   the  accompanying  prospectus,  which provides general  information,  some of which may not apply to this series of certificates; and

o   this prospectus supplement, which describes the specific terms of your certificates.

Annex I, Annex II,  Schedule  A and  Schedule B are  incorporated  into and  comprise a part of this prospectus supplement as if fully set forth herein.

The description of your  certificates in this prospectus  supplement is intended to enhance the related  description  in the  prospectus  and  you  should  rely  on the  information  in  this prospectus supplement as providing additional detail not available in the prospectus.

The Depositor's  principal offices are located at 383 Madison Avenue,  New York, New York 10179 and its telephone number is (212) 272-2000.

NOTWITHSTANDING  ANY OTHER  EXPRESS OR IMPLIED  AGREEMENT TO THE  CONTRARY,  THE  SPONSOR,  THE
MASTER  SERVICER,  THE  SECURITIES  ADMINISTRATOR,  THE CAP  CONTRACT  PROVIDER,  EMC  MORTGAGE
CORPORATION,  THE TRUSTEE,  EACH  RECIPIENT OF THE RELATED  PROSPECTUS  SUPPLEMENT  AND, BY ITS
ACCEPTANCE  THEREOF,  EACH HOLDER OF A  CERTIFICATE,  AGREES AND  ACKNOWLEDGES  THAT EACH PARTY
HERETO HAS AGREED THAT EACH OF THEM AND THEIR EMPLOYEES,  REPRESENTATIVES  AND OTHER AGENTS MAY
DISCLOSE,  IMMEDIATELY  UPON  COMMENCEMENT  OF  DISCUSSIONS,  TO ANY  AND ALL  PERSONS  THE TAX
TREATMENT AND TAX STRUCTURE OF THE  CERTIFICATES  AND THE REMICS,  THE  TRANSACTIONS  DESCRIBED
HEREIN AND ALL  MATERIALS  OF ANY KIND  (INCLUDING  OPINIONS  OR OTHER TAX  ANALYSES)  THAT ARE
PROVIDED TO ANY OF THEM RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE.

                                    European Economic Area

        In relation to each Member State of the European  Economic  Area which has  implemented the Prospectus  Directive  (referred to herein as a Relevant Member State), the Underwriter has represented  and agreed that with effect from and  including  the date on which the  Prospectus
Directive  is  implemented  in that  Relevant  Member  State  (referred to herein as a Relevant
Implementation  Date) it has not made  and  will  not make an offer of notes to the  public  in that Relevant  Member State prior to the  publication  of a prospectus in relation to the notes which has been  approved by the  competent  authority in that  Relevant  Member State or, where appropriate,  approved  in  another  Relevant  Member  State  and  notified  to  the  competent authority in that Relevant  Member  State,  all in accordance  with the  Prospectus  Directive, except that it may, with effect from and including the Relevant  Implementation  Date,  make an offer of notes to the public in that Relevant Member State at any time:

(a)     to legal  entities  which are  authorized  or  regulated  to operate  in the  financial markets or, if not so  authorized or regulated,  whose  corporate  purpose is solely to invest in securities;

(b)     to any legal entity  which has two or more of (1) an average of at least 250  employees during the last financial year; (2) a total balance sheet of more than  €43,000,000 and
        (3) an annual net  turnover  of more than  €50,000,000,  as shown in its last annual or consolidated accounts; or

(c)     in any other  circumstances  which do not  require the  publication  by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

        For the purposes of this  provision,  the  expression an "offer of notes to the public"
in relation to any notes in any Relevant Member State means the  communication  in any form and by any means of  sufficient  information  on the terms of the offer and the notes to be offered so as to enable an investor to decide to purchase or  subscribe  the notes,  as the same may be varied in that Member  State by any  measure  implementing  the  Prospectus  Directive  in that
Member State and the  expression  referred to herein as Prospectus  Directive  means  Directive
2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                        United Kingdom

        The Underwriter has represented and agreed that:

(a)     it has only  communicated  or caused to be  communicated  and will only  communicate or cause to be communicated  an invitation or inducement to engage in investment  activity
        (within the meaning of Section 21 of the FSMA)  received by it in  connection  with the issue or sale of the notes in  circumstances  in which  Section  21(1) of the FSMA does not apply to the Issuing Entity; and

(b)     it has  complied  and will  comply  with all  applicable  provisions  of the FSMA  with respect  to  anything  done by it in  relation  to the  notes  in,  from  or  otherwise involving the United Kingdom.

                TABLE OF CONTENTS               Page

   SUMMARY OF PROSPECTUS

   Prepayment Charges on the Mortgage
        Loans...................................S-31
   Special Characteristics of the Mortgage

   THE MASTER SERVICER AND THE

   Registration of the Book-Entry

   Distributions on the Group I
        Certificates............................S-49
   Excess Spread and Overcollateralization
        Provisions............................. S-53
   Pass-Through Rates for the Group I Offered
        Certificates............................S-53
   Distributions on the Group II
        Certificates............................S-53
   Interest Distributions on the Group II
        Certificates............................S-54
   Principal Distributions on the Group II
        Senior Certificates.....................S-57
   Principal Distributions on the Group II
        Subordinate Certificates................S-58
   Monthly Advances................S-59
   Allocation of Realized Losses;

   Excess Spread Available to the Group I
        Certificates............................S-68
   Pass-Through Rates of the Group II

   Yield Sensitivity of the Interest Only

   Servicing and Other Compensation and Payment

   Characterization of the Group I Offered

   AFFILIATIONS, RELATIONSHIPS AND RELATED

ANNEX I
ANNEX II
SCHEDULE A
SCHEDULE B

TRANSACTION STRUCTURE

Mortgagors
originate loans
amount financed
loan payments
Originators
Servicers
purchase loans
loan purchase price
loan payments and monthly reports
EMC
Sponsor
Purchases loans
Forms pool
Wells Fargo Bank, National Association
Master Servicer
Oversees and monitors servicers
Securities Administrator
Aggregates collections
Calculates cash flows
Remits to investors
Custodian
Holds certain mortgage notes and related mortgage documents
asset pool
net offering proceeds
Structured Asset Mortgage Investments II Inc.
Depositor
Creates issuing entity
net offering proceeds
certificates
Bear Stearns & Co. Inc.
Underwriter
Sells certificates to investors
Offering proceeds
asset pool
certificates
Monthly distributions/ Certain proceeds payable under the related Cap Contracts
Citibank, N.A.
Trustee
Represents investors interests
Bear Stearns ALT-A Trust 2007-2
Issuing entity
Holds pool
Issues certificates
Investors
certificates

                               SUMMARY OF PROSPECTUS SUPPLEMENT

         The following  summary provides a brief  description of material aspects of this offering and does not contain all of the  information  that you should  consider in making your  investment decision. To understand all of the terms of the offered  certificates,  read carefully this entire prospectus  supplement and the entire accompanying  prospectus.  A glossary is included at the end of this prospectus  supplement.  Capitalized terms used but not defined in the glossary at the end of this prospectus  supplement or in the following  summary have the meanings  assigned to them in the glossary at the end of the prospectus.

Issuing Entity...............  Bear Stearns ALT-A Trust 2007-2.

Title of Series..............  Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates,
                               Series 2007-2.

Cut-off Date.................  March 1, 2007.

Closing Date.................  On or about March 30, 2007.

Depositor....................  Structured Asset Mortgage Investments II Inc.

Sponsor......................  EMC Mortgage Corporation, an affiliate of the depositor.

Master Servicer..............  Wells Fargo Bank, National Association.

Servicers....................  EMC Mortgage Corporation,  HSBC Mortgage Corporation (USA) and
                               various other servicers,  none of which will service more than
                               10% of the  mortgage  loans  in  either  loan  group I or loan group II.

Originators..................  EMC Mortgage  Corporation,  Bear Stearns Residential  Mortgage
                               Corporation and various other originators,  none of which will originate  more than 10% of the mortgage  loans in either loan group I or loan group II.

Cap Contract Provider........  Bear Stearns Financial Products Inc.

Trustee .....................  Citibank, N.A.

Securities Administrator.....  Wells Fargo Bank, National Association.

Distribution Dates...........  Distributions on the offered  certificates will be made on the
                               25th day of each  month,  or,  if such  day is not a  business day, on the next succeeding  business day,  beginning in April
                               2007.

Non-Offered Certificates.....  The classes of offered certificates,  their pass-through rates and initial  certificate  principal  balances are set forth in the table  below.  The  Issuing  Entity  will also issue other certificates  designated  as the Class  I-B-4,  Class  II-B-4,
                               Class II-B-5,  Class II-B-6,  Class I-XP,  Class II-XP,  Class
                               B-IO,  Class R and Class R-X  Certificates,  which classes are not offered pursuant to this prospectus supplement.

                                     Group I Offered Certificates

               Pass-Through      Intial Certificate     Initial Rating
   Class           Rate              Amount         (S&P/Moody's/DBRS)            Designation
____________________________________________________________________________________________________
   I-A-1       Variable Rate     $363,588,000           AAA/Aaa/AAA          Group I Super Senior
   I-A-2       Variable Rate      $45,363,000           AAA/Aaa/AAA          Group I Senior Support
   I-M-1       Variable Rate      $16,104,000            AA/Aa2/AA            Group I Subordinate
   I-M-2       Variable Rate       $9,753,000             A/A2/A              Group I Subordinate
   I-B-1       Variable Rate       $4,083,000      BBB+/Baa1/BBB (high)       Group I Subordinate
   I-B-2       Variable Rate       $2,268,000          BBB/Baa2/BBB           Group I Subordinate
   I-B-3       Variable Rate       $2,268,000       BBB-/Baa3/BBB (low)       Group I Subordinate

Total Group I Offered
Certificates*:                  $443,427,000
*Approximate

                                  Group I Non-Offered Certificates

               Pass-Through     Intial Certificate       Initial Rating
   Class           Rate        Principal Balance    (S&P/Moody's/DBRS)            Designation
_______________________________________________________________________________________________________
   I-B-4       Variable Rate      $3,175,000            BB/Ba2/BB             Group I Subordinate
    I-XP            N/A               $0                   N/A                Group I Subordinate
    B-IO            N/A               $0                   N/A                Group I Subordinate

Total Group I Non-Offered
Certificates*:                  $3,175,000
*Approximate

                                  Group II Offered Certificates

                   Pass-Through    Intial Certificate      Initial Rating
      Class            Rate       Principal Balance    (S&P/Moody's/DBRS)             Designation
____________________________________________________________________________________________________________
     II-A-1        Variable Rate     $241,692,000          AAA/Aaa/AAA           Group II Super Senior
     II-A-2        Variable Rate     $32,226,000           AAA/Aaa/AAA          Group II Senior Support
     II-A-3        Variable Rate     $24,169,000           AAA/Aa1/AAA          Group II Senior Support
     II-X-1         Fixed Rate         Notional            AAA/Aaa/AAA       Group II Senior Interest Only
     II-X-2         Fixed Rate         Notional            AAA/Aaa/AAA       Group II Senior Interest Only
     II-X-3         Fixed Rate         Notional            AAA/Aa1/AAA       Group II Senior Interest Only
     II-B-1        Variable Rate      $8,700,000            AA/Aa2/AA             Group II Subordinate
     II-BX-1        Fixed Rate         Notional             AA/Aa2/AA            Group II Subordinate
                                                                                     Interest Only
     II-B-2        Variable Rate      $5,478,000          A/A2/A (high)           Group II Subordinate
     II-B-3        Variable Rate      $3,545,000       BBB/Baa2/BBB (high)        Group II Subordinate

Total Group II
Offered
Certificates*:                      $315,810,000

*Approximate

                                       Group II Non-Offered Certificates

                   Pass-Through   Intial Certificate      Initial Rating
      Class            Rate       Principal Balance    (S&P/Moody's/DBRS)             Designation
     II-B-4        Variable Rate      $2,739,000            BB/NR/BB              Group II Subordinate
     II-B-5        Variable Rate      $2,095,000             B/NR/B               Group II Subordinate
     II-B-6        Variable Rate      $1,612,590               N/A                Group II Subordinate
      II-XP             N/A               $0                   N/A                Group II Subordinate

Total Group II
Non-Offered
Certificates*:                       $6,446,590

*Approximate

Other Information:

The trust  will also issue  Class R  Certificates  and Class R-X  Certificates  (together,  the
"residual  certificates")  which will not have a  pass-through  rate and which are not  offered pursuant to this prospectus supplement.

The  pass-through  rates on the  certificates are described in detail on pages S-9 through S-10 in this prospectus supplement.

Class II-X-1 Certificates:

The Class II-X-1  Certificates do not have a principal  amount.  The Class II-X-1  Certificates have a  notional  amount  equal  to the  certificate  principal  balance  of the  Class  II-A-1
Certificates. The Class II-X-1 Certificates have an initial notional amount of $241,692,000.

Class II-X-2 Certificates:

The Class II-X-2  Certificates do not have a principal  amount.  The Class II-X-2  Certificates have a  notional  amount  equal  to the  certificate  principal  balance  of the  Class  II-A-2
Certificates. The Class II-X-2 Certificates have an initial notional amount of $32,226,000.

Class II-X-3 Certificates:

The Class II-X-3  Certificates do not have a principal  amount.  The Class II-X-3  Certificates have a  notional  amount  equal  to the  certificate  principal  balance  of the  Class  II-A-3
Certificates. The Class II-X-3 Certificates have an initial notional amount of $24,169,000.

Class II-BX-1 Certificates:

The Class II-BX-1  Certificates do not have a principal amount. The Class II-BX-1  Certificates have a  notional  amount  equal  to the  certificate  principal  balance  of the  Class  II-B-1
Certificates. The Class II-BX-1 Certificates have an initial notional amount of $8,700,000.

The Issuing Entity

The depositor will establish a trust with respect to the Bear Stearns
ALT-A Trust, Mortgage Pass-Through Certificates, Series 2007-2, pursuant to a pooling and servicing agreement dated as of March 1, 2007, among the depositor, the master servicer, the securities administrator, the trustee and the sponsor.

See "Description of the Certificates" in this prospectus supplement.
The certificates represent in the aggregate the entire beneficial ownership interest in the trust. Distributions of interest and/or principal on the offered certificates will be made only from payments received in connection with the mortgage loans described below.

Sponsor and Mortgage Loan Sellers

EMC Mortgage Corporation, in its capacity as a mortgage loan seller, or the Sponsor or EMC a Delaware corporation and an affiliate of the depositor and the underwriter, will sell the mortgage loans to the depositor.

The Originators

Approximately 78.62% and 87.08% of the loan group I mortgage loans and loan group II mortgage loans, respectively, were originated by EMC.
Approximately 14.34% and 8.72% of the loan group I mortgage loans and loan group II mortgage loans, respectively, were originated by Bear
Stearns Residential Mortgage Corporation or BSRM.  The remainder of the mortgage loans were originated by various originators, none of which have originated more than 10% of the mortgage loans in the aggregate of any loan group.

The Servicers

Approximately  89.26% and  71.54% of the loan group I mortgage  loans and loan group II  mortgage  loans,  respectively,  will be  serviced by EMC.
Approximately  3.69% and 24.26% of the loan  group I  mortgage  loans and loan group II  mortgage  loans,  respectively,  will be serviced by HSBC.
The  remainder  of  the  mortgage  loans  will  be  serviced  by  various servicers,  none of which  will  service  more  than 10% of the  mortgage loans in the aggregate of any loan group.

The Mortgage Loans

The  trust  will  initially  contain   approximately   2,286  first  lien
adjustable   rate  mortgage   loans   secured  by  one-  to   four-family
residential real properties and individual condominium units.
The mortgage loans have an aggregate  principal  balance of approximately
$775,891,012 as of the Cut-off Date.

Substantially  all of the  mortgage  loans  have  an  initial  fixed-rate period,  which range from three to seven years.  After the initial  fixed rate  period,  if any, the interest  rate on each  mortgage  loan will be adjusted,  semi-annually  based on Six-Month  LIBOR or annually  based on
One-Year  LIBOR or One-Year  Treasury,  to equal the related index plus a fixed  percentage set forth in or computed in accordance with the related note, subject to rounding and to certain other limitations,  including an initial cap, a  subsequent  periodic  cap on each  adjustment  date and a maximum  lifetime  mortgage rate, all as more fully  described under "The
Mortgage  Pool" in this  prospectus  supplement.  The related index is as described  under "The  Mortgage  Pool-Indices  on the Mortgage  Loans" in
this  prospectus  supplement.  As to  each  mortgage  loan,  the  related servicer will be responsible for calculating  and  implementing  interest rate adjustments.

The  mortgage  loans have been  divided  into two  primary  loan  groups, designated as group I and group II as more fully  described  below and in
Schedule A to this prospectus  supplement.  The Class I-A-1, Class I-A-2,
Class I-M-1,  Class  I-M-2,  Class  I-B-1,  Class I-B-2,  Class I-B-3 and
Class  I-B-4  Certificates  will be  entitled  to  receive  distributions solely  with  respect  to the loan  group I  mortgage  loans.  The  Class
II-A-1,  Class II-A-2,  Class II-A-3,  Class II-X-1,  Class II-X-2, Class
II-X-3,  Class II-B-1,  Class II-BX-1,  Class II-B-2, Class II-B-3, Class
II-B-4,  Class II-B-5 and Class II-B-6  Certificates  will be entitled to receive  distributions  solely with respect to the loan group II mortgage loans.

Approximately  85.23% and  87.81% of the loan group I mortgage  loans and loan group II  mortgage  loans,  respectively,  will  require  payment of interest  only for the initial  period set forth in the related  mortgage note.

Approximately  76.75% and  83.50% of the loan group I mortgage  loans and loan group II mortgage loans,  respectively,  are assumable in accordance with the terms of the related mortgage note.

The Group I Mortgage Loans

The  following  table  describes  certain  characteristics  of all of the group I mortgage loans as of the cut-off date:

Number of mortgage loans:....................................1,348
Aggregate stated principal
        balance:......................................$453,634,421
Range of stated principal
        balances:............................$21,905 to $2,000,000
Average stated principal
        balance:..........................................$336,524
Range of mortgage rates (per annum):.............5.375% to 10.875%
Weighted average mortgage rate (per annum):.................7.775%
Range of remaining terms to stated maturity (months):...343 to 360
Weighted average remaining term to stated maturity (months):...358
Weighted average loan-to-value ratio at origination:........78.86%
Weighted average gross margin (per annum):................. 2.293%
Non-Zero Weighted average cap at first interest adjustment
        date (per annum):.................................. 4.735%
Non-Zero Weighted average periodic cap (per annum):........ 1.187%
Weighted average maximum lifetime mortgage rate
        (per annum):.......................................12.940%
Weighted average months to first interest adjustment date
        (months):...............................................59
Loan Index Type:
One Year LIBOR.............................................. 9.04%
Six Month LIBOR............................................ 87.41%
One Year Treasury........................................... 3.55%

The Group II Mortgage Loans

The  following  table  describes  certain  characteristics  of all of the group II mortgage loans as of the cut-off date:

Number of mortgage loans:......................................938

Aggregate stated principal balance:...................$322,256,590
Range of stated principal balances:..........$46,000 to $2,310,000
Average stated principal balance:.........................$343,557
Range of mortgage rates (per annum):..............5.000% to 9.000%
Weighted average mortgage rate (per annum):.................6.573%
Range of remaining terms to stated maturity (months):...351 to 360
Weighted average remaining term to stated maturity (months):...358
Weighted average loan-to-value ratio at origination:........77.34%
Weighted average gross margin (per annum):..................2.287%
Non-Zero Weighted average cap at first interest adjustment
        date (per annum):...................................5.185%
Non-Zero Weighted average periodic cap (per annum):.........1.489%
Weighted average maximum lifetime mortgage rate
        (per annum):.......................................11.775%
Weighted average months to first interest adjustment date
        (months):...............................................58
Loan Index Type:
One Year LIBOR..............................................30.63%
Six Month LIBOR.............................................69.37%

Removal and Substitution of a Mortgage Loan

The trustee will acknowledge the sale,  transfer and assignment to it (or the  applicable  custodian on its behalf) by the depositor and receipt of the mortgage  loans,  subject to further review and the exceptions  which may be noted  pursuant  to the  procedures  described  in the pooling and servicing  agreement.  If the trustee (or the applicable custodian on its behalf)  finds that any  mortgage  loan  appears  defective  on its face, appears  to  have  not  been  executed  or  received,  or  appears  to be unrelated to the mortgage loans  identified in the mortgage loan schedule
(determined  on the  basis  of the  mortgagor  name,  original  principal balance and loan  number),  the trustee (or the  applicable  custodian on its behalf)  shall  promptly  notify the  sponsor.  The sponsor must then correct  or cure any such  defect  within 90 days from the date of notice from the  trustee  (or the  applicable  custodian  on its  behalf) of the defect and if the  sponsor  fails to correct or cure such  defect  within such  period  and  such  defect  materially  and  adversely  affects  the interests of the  certificateholders  in the related  mortgage  loan, the sponsor will,  in accordance  with the terms of the pooling and servicing agreement  and the mortgage loan  purchase  agreement,  within 90 days of the date of notice,  provide the trustee with a substitute  mortgage loan
(if within two years of the  closing  date) or  repurchase  the  mortgage loan;  provided  that, if such defect would cause the mortgage loan to be other than a "qualified mortgage" as defined in Section  860G(a)(3)(a) of the  Internal  Revenue  Code,  any such cure or  substitution  must occur within 90 days from the date such breach was discovered.

Description of the Certificates

General

The Class  I-A-1  Certificates  and the  Class  I-A-2  Certificates  will represent  senior  interests  in the  group  I  mortgage  loans  and  are sometimes  referred to herein as the group I senior  certificates  or the
Class I-A Certificates.

The Class I-M-1,  Class I-M-2,  Class I-B-1, Class I-B-2, Class I-B-3 and
Class I-B-4  Certificates will each represent  subordinated  interests in the group I mortgage  loans and are  sometimes  referred to herein as the group I subordinate certificates.

The Class I-A-1,  Class I-A-2,  Class  I-M-1,  Class I-M-2,  Class I-B-1,
Class  I-B-2 and Class  I-B-3  Certificates  are  sometimes  referred  to herein as the group I offered certificates.

The Class I-B-4,  Class I-XP and Class B-IO  Certificates are not offered by this prospectus  supplement,  and are sometimes  referred to herein as the non-offered  group I certificates.  The Class I-B-4  Certificates and
Class B-IO Certificates,  will each represent  subordinated  interests in the group I mortgage loans.

The   group  I  offered   certificates   and  the   non-offered   group I
certificates   are   sometimes   referred   to  herein  as  the  group  I
certificates.

Payments of interest and principal on each class of group I  certificates will be made from the group I mortgage loans.

The Class II-A-1,  Class II-A-2, Class II-A-3, Class II-X-1, Class II-X-2
and Class II-X-3  Certificates  will represent  senior  interests in loan
group  II  and  the  Class   II-A-1,   Class   II-A-2  and  Class  II-A-3
Certificates  are  sometimes   referred  to  herein  as  the  Class  II-A
Certificates.   The  Class   II-X-1,   Class   II-X-2  and  Class  II-X-3
Certificates  are  sometimes  referred  to herein as the senior  interest only  certificates and,  together with the Class II-A  Certificates,  are sometimes referred to herein as the group II senior certificates.

The  Class  II-B-1,   Class  II-BX-1,   Class  II-B-2  and  Class  II-B-3
Certificates will each represent  subordinated interests in loan group II and are sometimes referred to herein as the group II offered  subordinate certificates.  The Class II-BX-1  Certificates are sometimes  referred to herein as the subordinate interest-only certificates.

The senior interest only  certificates and the subordinate  interest only certificates  are  sometimes  referred  to  herein as the  interest  only certificates.

The group II senior  certificates  and the group II  offered  subordinate certificates  are  sometimes  referred  to herein as the group II offered certificates.

The trust will also issue Class II-B-4,  Class  II-B-5,  Class II-B-6 and
Class  II-XP  Certificates,  which  are not  offered  by this  prospectus supplement,  and are  sometimes  referred  to herein  as the  non-offered group II  certificates.  The Class II-B-4,  Class II-B-5 and Class II-B-6
Certificates will each represent  subordinated  interests in the group II mortgage  loans and have an initial  principal  balance of  approximately
$6,446,590.

The Class  II-B-1,  Class  II-BX-1,  Class II-B-2,  Class  II-B-3,  Class
II-B-4,   Class  II-B-5  and  Class  II-B-6  Certificates  are  sometimes referred to herein as the Class II-B Certificates.

The group II subordinate certificates,  together with the group II senior
certificates,   are  sometimes   referred  to  herein  as  the  group  II
certificates.

The  group I offered  certificates,  together  with the group II  offered
certificates   are   sometimes   referred   to  herein  as  the   offered
certificates.

The  group I  senior  certificates,  together  with the  group II  senior certificates are sometimes referred to herein as the senior certificates.
The  group  II  offered  subordinate  certificates,   together  with  the
non-offered  group II  certificates  are sometimes  referred to herein as
the  group  II   subordinate   certificates.   The  group  I  subordinate
certificates,  together with the group II  subordinate  certificates  are sometimes referred to herein as the subordinate certificates.

The  non-offered   group  I  certificates   and   non-offered   group  II
certificates  together  with  the  offered  certificates,  are  sometimes referred to herein as the certificates.

The Class I-XP Certificates and the Class II-XP  Certificates,  which are not offered  pursuant to this prospectus  supplement,  will represent the right  of the  related  holder  to  prepayment  charges  on the  group  I mortgage  loans or the group II mortgage  loans,  as  applicable,  to the extent such prepayment  charges are not retained by the related  servicer in  accordance  with the terms of the related  servicing  agreement.  The
Class I-XP  Certificates  and the Class II-XP  Certificates are sometimes referred to herein as the Class XP Certificates.

The Class R Certificates  and the Class R-X  Certificates,  which are not
offered  pursuant  to  this  prospectus,   will  represent  the  residual
interests in the real estate mortgage investment conduits  established by the trust.

The assumed final  distribution date for the offered  certificates is the distribution date occurring in April 2037.

Record Date

For each class of group I offered  certificates  and for any distribution date,  the business day preceding  the  applicable  distribution  date so long as the group I offered  certificates  remain in book-entry form; and
otherwise  the record  date shall be the last  business  day of the month preceding  the month in which such  distribution  date  occurs.  For each class of group II offered  certificates  and for any  distribution  date, the close of business  on the last  business  day of the month  preceding the month in which such distribution date occurs.

Denominations

For each class of offered  certificates,  $25,000, and multiples of $1.00 in excess thereof.

Registration of Offered Certificates

The trust will issue the offered certificates,  initially,  in book-entry form.  Persons  acquiring  interests in these offered  certificates  will hold their beneficial  interests through The Depository Trust Company, in the  United  States,  or  Clearstream  Banking,  société  anonyme  or the
Euroclear  System,   in  Europe.  The  trust  will  issue  the  residual
certificates in certificated fully-registered form.

We refer  you to  "Description  of the  Certificates-Registration  of the
Book-Entry Certificates" in this prospectus supplement.

Pass Through Rates

The  pass-through  rate for each class of  certificates  (other  than the
interest-only   certificates)   may  change  from  distribution  date  to
distribution  date. Such  pass-through rate will therefore be adjusted on a monthly  basis.  Investors  will be  notified  of a  pass-through  rate adjustment through the monthly distribution reports.

Group I Certificates

The  pass-through  rates on each  class of  group I  certificates  are as follows:

The Class I-A-1,  Class I-A-2,  Class  I-M-1,  Class I-M-2,  Class I-B-1,
Class I-B-2,  Class I-B-3 and Class I-B-4 Certificates will bear interest at a  variable  pass-through  rate  equal to the  least of (i)  one-month
LIBOR  plus the  related  margin,  (ii)  11.50%  per annum and  (iii) the weighted  average  of the net  rates  of the  group I  mortgage  loans as adjusted to an effective  rate  reflecting  the accrual of interest on an actual/360 basis, referred to herein as the Net Rate Cap.

One-month  LIBOR  for  the  first  interest  accrual  period  and for all
subsequent   accrual   periods   shall  be  determined  as  described  in
"Description of the  Certificates-Calculation of One-Month LIBOR" in this prospectus supplement.

The related margin for the Class I-A-1,  Class I-A-2,  Class I-M-1, Class
I-M-2,   Class  I-B-1,   Class   I-B-2,   Class  I-B-3  and  Class  I-B-4
Certificates will be 0.170%,  0.220%,  0.400%,  0.700%,  1.500%,  2.150%,
2.150%  and  2.150% per annum,  respectively,  provided  that,  after the first possible  optional  termination  date for loan group I, the related margin for the Class I-A-1,  Class I-A-2, Class I-M-1, Class I-M-2, Class
I-B-1,  Class  I-B-2,  Class I-B-3 and Class I-B-4  Certificates  will be
0.340%,  0.440%,  0.600%,  1.050%,  2.250%, 3.225%, 3.225% and 3.225% per
annum, respectively.

If on any  distribution  date, the  pass-through  rate for a class of the group I offered  certificates or the Class I-B-4 Certificates is based on the Net Rate Cap as described in this prospectus supplement,  the holders of the related  certificates  will  receive a smaller  amount of interest than such holders would have received on such  distribution  date had the pass-through  rate been  calculated  based on the lesser of (a) one-month
LIBOR plus the  related  margin and (b)  11.50% per annum.  However,  the shortfalls  described in this paragraph may be covered by excess cashflow or the cap contracts, as described in the prospectus supplement.

Group II Certificates

The  pass-through  rates on each  class of group II  certificates  are as follows:

On or prior to the  distribution  date in January 2012,  the Class II-A-1
Certificates will bear interest at a variable  pass-through rate equal to the  weighted  average  of the net rates of the group II  mortgage  loans minus  approximately  0.552%.  After  the  distribution  date in  January
2012,  the Class  II-A-1  Certificates  will bear  interest at a variable pass-through  rate equal to the weighted  average of the net rates of the group II mortgage loans.

On or prior to the  distribution  date in January 2012,  the Class II-A-2
Certificates will bear interest at a variable  pass-through rate equal to the  weighted  average  of the net rates of the group II  mortgage  loans minus  approximately  0.552%.  After  the  distribution  date in  January
2012,  the Class  II-A-2  Certificates  will bear  interest at a variable pass-through  rate equal to the weighted  average of the net rates of the group II mortgage loans.

On or prior to the  distribution  date in January 2012,  the Class II-A-3
Certificates will bear interest at a variable  pass-through rate equal to the  weighted  average  of the net rates of the group II  mortgage  loans minus  approximately  0.402%.  After  the  distribution  date in  January
2012,  the Class  II-A-3  Certificates  will bear  interest at a variable pass-through  rate equal to the weighted  average of the net rates of the group II mortgage loans.

On or prior to the  distribution  date in January 2012,  the Class II-X-1
Certificates  will bear  interest at a fixed  pass-through  rate equal to approximately  0.552% per annum based on a notional  amount  equal to the certificate  principal  balance of the Class II-A-1  Certificates.  After the  distribution  date in January  2012,  the Class II-X-1  Certificates will not bear any  interest  and the  pass-through  rate will be equal to
0.00% per annum thereon.

On or prior to the  distribution  date in January 2012,  the Class II-X-2
Certificates  will bear  interest at a fixed  pass-through  rate equal to approximately  0.552% per annum based on a notional  amount  equal to the certificate  principal  balance of the Class II-A-2  Certificates.  After the  distribution  date in January  2012,  the Class II-X-2  Certificates will not bear any  interest  and the  pass-through  rate will be equal to
0.00% per annum thereon.

On or prior to the  distribution  date in January 2012,  the Class II-X-3
Certificates  will bear  interest at a fixed  pass-through  rate equal to approximately  0.402% per annum based on a notional  amount  equal to the certificate  principal  balance of the Class II-A-3  Certificates.  After the  distribution  date in January  2012,  the Class II-X-3  Certificates will not bear any  interest  and the  pass-through  rate will be equal to
0.00% per annum thereon.

On or prior to the  distribution  date in January 2012,  the Class II-B-1
Certificates will bear interest at a variable  pass-through rate equal to the  weighted  average  of the net  rates of the  mortgage  loans in loan
group II minus  approximately  0.452%.   After the  distribution  date in
January  2012,  the Class  II-B-1  Certificates  will bear  interest at a variable  pass-through  rate  equal to the  weighted  average  of the net rates of the group II mortgage loans.

On or prior to the  distribution  date in January 2012, the Class II-BX-1
Certificates  will bear  interest at a fixed  pass-through  rate equal to approximately  0.452% per annum based on a notional  amount  equal to the certificate  principal  balance of the Class II-B-1  Certificates.  After the  distribution  date in January 2012,  the Class II-BX-1  Certificates will not bear any  interest  and the  pass-through  rate will be equal to
0.00% per annum thereon.

The Class  II-B-2,  Class II-B-3,  Class  II-B-4,  Class II-B-5 and Class
II-B-6  Certificates  will bear interest at a variable  pass-through rate equal to the  weighted  average  of net  rates of the  group II  mortgage loans.

The residual  certificates  and the Class XP  Certificates  do not have a pass-through rate and will not bear interest.

Distributions on the Certificates

General.  The issuing  entity  will make  distributions  with  respect to each class of certificates  primarily from certain  collections and other recoveries on the mortgage loans.

Interest  Payments:  On each  distribution  date  holders of the  offered certificates  and the Class I-B-4,  Class II-B-4,  Class II-B-5 and Class
II-B-6 Certificates will be entitled to receive:

        o  the interest  that has accrued on the  certificate

principal balance or notional amount of the related  certificates at the applicable pass-through rate during the related interest accrual period,
and

        o  any  interest due on a prior  distribution  date that
was not paid, less

        o  interest shortfalls allocated to the related certificates.

The interest accrual period for the group I offered  certificates and the
Class  I-B-4  Certificates  will be the  period  from and  including  the preceding  distribution  date (or from and including the closing date, in the case of the first  distribution  date) to and including the day prior to the current distribution date.

Interest   on  the  group  I  offered   certificates,   the  Class  I-B-4
Certificates  will be  calculated  on the basis of a 360-day year and the actual number of days elapsed during the related interest accrual period.
Each  class  of  group  I  offered   certificates  and  the  Class  I-B-4
Certificates may receive additional interest  distributions from payments under the  related  cap  contracts,  as  described  below  under "The Cap
Contracts."

The interest  accrual  period for the group II  certificates  will be the calendar  month  immediately  preceding  the  calendar  month  in which a distribution date occurs.

Calculations of interest on the group II certificates  will be based on a
360-day year that consists of twelve 30-day months.

The  Class  II-X-1  Certificates  have a  notional  amount  equal  to the certificate  principal  balance  of the Class  II-A-1  Certificates.  The
Class   II-X-1   Certificates   have  an  initial   notional   amount  of
$241,692,000.

The  Class  II-X-2  Certificates  have a  notional  amount  equal  to the certificate  principal  balance  of the Class  II-A-2  Certificates.  The
Class II-X-2 Certificates have an initial notional amount of $32,226,000.
The  Class  II-X-3  Certificates  have a  notional  amount  equal  to the certificate  principal  balance  of the Class  II-A-3  Certificates.  The
Class II-X-3 Certificates have an initial notional amount of $24,169,000.
The  Class  II-BX-1  Certificates  have a  notional  amount  equal to the certificate  principal  balance  of the Class  II-B-1  Certificates.  The
Class II-B-1 Certificates have an initial notional amount of $8,700,000.

Payments on Group I Certificates

On each distribution  date,  holders of the group I offered  certificates and the Class I-B-4  Certificates will receive a distribution of interest and principal on their  certificates  if there is cash  available on that date subject to the priorities  for payment set forth in this  prospectus supplement.

Distributions to the holders of the group I offered  certificates and the
Class I-B-4 Certificates will be made as follows:

First,  distributions of interest to the group I offered certificates and the Class I-B-4  Certificates,  and payment of interest  shortfalls  from previous  distribution  dates in the case of the Class I-A  Certificates, will be made from interest  collections derived from the group I mortgage loans in the following order of priority:

        o  First, from interest  collections derived from the loan group I mortgage  loans,  to the Class I-A-1 Certificates
           and the Class I-A-2 Certificates, on a pro rata basis;

        o  Second, to the Class I-M-1 Certificates;

        o  Third, to the Class I-M-2 Certificates;

        o  Fourth, to the Class I-B-1 Certificates;

        o  Fifth, to the Class I-B-2 Certificates;

        o  Sixth, to the Class I-B-3 Certificates; and

        o  Seventh, to the Class I-B-4 Certificates.

Second,  distributions  of principal to the group I offered  certificates and the Class I-B-4  Certificates  will be made  primarily from principal collections,  advances  and  excess  interest  derived  from the  group I mortgage  loans  until the  required  level of  overcollateralization  is reached, in the following order of priority:

        o  First,  from  collections on the loan group I mortgage
           loans, to the Class I-A-1  Certificates and the Class I-A-2
           Certificates, on a pro rata basis;

        o  Second, to the Class I-M-1 Certificates;

        o  Third, to the Class I-M-2 Certificates;

        o  Fourth, to the Class I-B-1 Certificates;

        o  Fifth, to the Class I-B-2 Certificates;

        o  Sixth, to the Class I-B-3 Certificates; and

        o  Seventh, to the Class I-B-4 Certificates.

Third,  distributions  of any remaining  excess  interest will be made to the group I offered  certificates  and the Class I-B-4  Certificates  for payment of unpaid  interest  shortfalls and unpaid realized losses in the following order of priority:

        o  First, to the Class I-A Certificates on a pro rata basis;

        o  Second, to the Class I-M-1 Certificates;

        o  Third, to the Class I-M-2 Certificates;

        o  Fourth, to the Class I-B-1 Certificates;

        o  Fifth, to the Class I-B-2 Certificates;

        o  Sixth, to the Class I-B-3 Certificates; and

        o  Seventh, to the Class I-B-4 Certificates.

Distributions  to the group I offered  certificates  and the Class  I-B-4
Certificates  will be made from any  remaining  excess  interest to cover basis  risk  shortfalls,  to the extent not  covered by the  related  cap contracts, in the following order of priority:

        o  First, to the Class I-A Certificates on a pro rata basis;

        o  Second, to the Class I-M-1 Certificates;

        o  Third, to the Class I-M-2 Certificates;

        o  Fourth, to the Class I-B-1 Certificates;

        o  Fifth, to the Class I-B-2 Certificates;

        o  Sixth, to the Class I-B-3 Certificates; and

        o  Seventh, to the Class I-B-4 Certificates.

Distributions  of any remaining  excess  cashflow will be made to certain non-offered group I certificates.

You should  review the priority of payments for the offered  certificates described  under  "Description of the  Certificates-Distributions  on the
Group I Certificates" in this prospectus supplement.

Payments on Group II Certificates

On each  distribution  date,  holders of the group II  certificates  will receive a  distribution  of interest and principal on their  certificates
(other  than the  interest  only  certificates  in the case of  principal distributions)  to the  extent  of  available  funds and  subject  to the priorities for payment set forth in this prospectus supplement.

Distributions  to the holders of the group II  certificates  will be made as follows:

First,  distributions of interest to the group II senior certificates and payment of interest  shortfalls from previous  distribution dates will be made from interest collections derived from group II mortgage loans.

Second,  any remaining  available  funds will then be  distributed to the group II senior  certificates  in payment of  principal  (other  than the senior  interest  only  certificates)  up  to  the  amount  of  principal distributions  to which the group II senior  certificates are entitled on that distribution date.

After  payment in full of principal  to the group II senior  certificates
(other  than  the  senior   interest  only   certificates)   payments  of
principal,  as  applicable,  and  interest  will be made  from  remaining
available   funds  for  loan  group  II  to  the  group  II   subordinate
certificates,  sequentially,  in  the  order  of  their  numerical  class designations to the extent described herein.

You should  review the priority of payments for the offered  certificates described  under  "Description of the  Certificates-Distributions  on the
Group  II   Certificates"  in  this  prospectus   supplement.   See  also
"Description of the Certificates-Principal  Distributions on the Group II
Senior  Certificates"  and  "-Principal  Distributions  on the  Group  II
Subordinate Certificates" in this prospectus supplement.

Credit Enhancement

Credit  enhancement  provides limited  protection to holders of specified certificates  against  shortfalls  in payments  received on the  mortgage loans.

Group I Offered Certificates

Excess Spread and  Overcollateralization.  The group I mortgage loans are expected to generate  more interest than is needed to pay interest on the group I offered  certificates and the Class I-B-4 Certificates because we expect the  weighted  average net  interest  rate of the group I mortgage loans to be higher than the  weighted  average  pass-through  rate on the group I offered  certificates and the Class I-B-4 Certificates.  Interest payments  received in respect of the group I mortgage  loans in excess of the  amount  that is  needed  to pay  interest  on the  group  I  offered
certificates   and  the  Class  I-B-4   Certificates  and  related  trust
expenses will be used to reduce the total principal  balance of the group
I offered  certificates and the Class I-B-4 Certificates until a required level of overcollateralization has been achieved.

See   "Description    of    the    Certificates-Excess     Spread    and
Overcollateralization Provisions" in this prospectus supplement.

Subordination;   Allocation   of  Losses.   By  issuing  group  I  senior
certificates  and  group  I  subordinate  certificates,   the  trust  has
increased the likelihood that the group I senior  certificateholders will receive regular payments of interest and principal.

The group I senior  certificates  will  have  payment  priority  over the
group  I  subordinate   certificates.   Among  the  classes  of  group  I
subordinate certificates,  the Class I-M-1 Certificates will have payment priority  over the Class  I-M-2,  the Class I-B-1,  the Class I-B-2,  the
Class   I-B-3  and  the  Class  I-B-4   Certificates,   the  Class  I-M-2
Certificates  will have payment  priority over the Class I-B-1, the Class
I-B-2, the Class I-B-3 and the Class I-B-4 Certificates,  the Class I-B-1
Certificates  will have payment  priority over the Class I-B-2, the Class
I-B-3 and the Class  I-B-4  Certificates,  the Class  I-B-2  Certificates
will have  payment  priority  over the Class I-B-3  Certificates  and the
Class  I-B-4  Certificates,  and the Class I-B-3  Certificates  will have payment priority over the Class I-B-4 Certificates.

In general,  this loss  protection  is  accomplished  by  allocating  any realized  losses on the  group I  mortgage  loans in excess of  available excess  spread  and any  current  overcollateralization  for the  group I certificates to the group I subordinate certificates,  beginning with the group I subordinate  certificates with the lowest payment priority, until the  certificate  principal  balance of that class of group I subordinate certificates  has been  reduced to zero and then  allocating  any loss to the next most junior  class of group I  subordinate  certificates,  until the  certificate  principal  balance of each class of group I subordinate certificates  has  been  reduced  to  zero.  If no  group  I  subordinate certificates  remain  outstanding,  the  principal  portion  of  realized losses on the  group I  mortgage  loans  will be  allocated  first to the
Class I-A-2 Certificates until the certificate  principal balance thereof has been reduced to zero and then to the Class I-A-1  Certificates  until the certificate principal balance thereof has been reduced to zero.

See  "Description  of the  Certificates-Allocation  of  Realized  Losses;
Subordination" in this prospectus supplement.

Each  class  of  group  I  offered   certificates  and  the  Class  I-B-4
Certificates  will be entitled to certain  payments under the related cap contract.  See "The Cap Contracts" in this prospectus supplement.

Group II Offered Certificates

Subordination;  Allocation  of Losses.  The credit  enhancement  provided for the  benefit  of the  holders  of the group II  offered  certificates consists of  subordination.  By issuing group II senior  certificates and
group  II   subordinate   certificates,   the  trust  has  increased  the
likelihood that the holders of the group II senior  certificates  and the group II subordinate  certificates  having a higher payment priority will receive regular payments of interest and principal, as applicable.

The group II senior  certificates  will have a payment  priority over the group  II  subordinate  certificates.  Among  the  classes  of  group  II subordinate  certificates,  each class of Class II-B  Certificates with a lower numerical class  designation  will have payment  priority over each
class  of  Class  II-B   Certificates   with  a  higher  numerical  class
designation.

As with  the  group I  certificates,  loss  protection  for the  group II certificates  is  accomplished  by allocating any realized  losses on the group  II  mortgage  loans  to the  group  II  subordinate  certificates, beginning  with the group II  subordinate  certificates  with the  lowest payment priority,  until the certificate  principal balance of that class of group II  subordinate  certificates  has been reduced to zero and then
allocating   any  loss  to  the  next  most  junior  class  of  group  II subordinate  certificates,  until the  certificate  principal  balance of each  class of group II  subordinate  certificates  has been  reduced  to zero. If no group II subordinate  certificates  remain  outstanding,  the principal  portion of realized losses on the group II mortgage loans will
be  allocated   first  to  the  Class  II-A-3   Certificates   until  the
certificate  principal  balance thereof has been reduced to zero,  second to the Class II-A-2 Certificates until the certificate  principal balance
thereof  has  been   reduced  to  zero  and  then  to  the  Class  II-A-1
Certificates  until the  certificate  principal  balance thereof has been reduced to zero.

Subordination  provides  the holders of the group II senior  certificates and the  group  II  subordinate  certificates  having  a  higher  payment priority in such loan group with protection  against losses realized when the  remaining  unpaid  principal  balance on a mortgage loan exceeds the amount of proceeds recovered upon the liquidation of that mortgage loan.
As of the closing date, the aggregate  certificate  principal  balance of the Class II-B-1,  Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5
and Class  II-B-6  Certificates  will  equal  approximately  7.50% of the aggregate  certificate  principal  balance of all classes of the group II certificates  (other  than the  interest  only  certificates).  As of the closing date, the aggregate  certificate  principal  balance of the Class
II-B-4,   Class   II-B-5  and  Class  II-B-6   Certificates   will  equal
approximately  2.00% of the aggregate  certificate  principal  balance of all classes of the group II  certificates  (other than the interest  only certificates).

In addition,  to extend the period during which the group II  subordinate certificates  remain  available  as  credit  enhancement  to the group II senior  certificates,  the entire amount of any  prepayments  and certain other  unscheduled  recoveries of principal  with respect to the group II mortgage  loans  will be  allocated  to the group II senior  certificates
(other  than  the  senior  interest  only  certificates)  to  the  extent described in this prospectus  supplement on each distribution date during the first seven years after the closing date (with such  allocation to be subject  to  further  reduction  over  an  additional  four  year  period thereafter as described in this  prospectus  supplement),  unless certain subordination  levels are achieved and certain loss and delinquency tests are satisfied.  This structure will  accelerate the  amortization  of the group II senior certificates.

See    "Description   of   the    Certificates-Allocation    of   Losses;
Subordination" in this prospectus supplement.

Advances

Each  servicer  will  make  cash  advances  with  respect  to  delinquent payments  of  scheduled  interest  and  principal  due  (if  any)  on the mortgage loans for which it acts as servicer,  in general,  to the extent that such  servicer  reasonably  believes  that such cash advances can be repaid  from  future  payments  on the  related  mortgage  loans.  If the related  servicer  fails  to  make  any  required  advances,  the  master servicer  may be  obligated  to do so, as  described  in this  prospectus supplement.  These cash  advances are only intended to maintain a regular flow of scheduled  interest and  principal  payments on the  certificates and are not intended to guarantee or insure against losses.

The Cap Contracts

Each  class  of  group  I  offered   certificates  and  the  Class  I-B-4
Certificates  will be  entitled to the  benefits  provided by the related cap contract.  There can be no assurance as to the extent of benefits, if any, that may be realized by the group I  certificateholders  as a result of the cap contracts.

See "The Cap Contracts" in this prospectus supplement.

Master Servicing and Servicing Fees

The master  servicer  will be entitled to receive a master  servicing fee at the rate of 0.005%  per  annum,  as  compensation  for its  activities under the pooling  and  servicing  agreement.  The Master  Servicer  will also be  entitled  to the  investment  income  received on amounts in the distribution  account for a certain  period of days as further  described in this  prospectus  supplement.  Each of the servicers  will be entitled to receive a servicing fee, as compensation  for its activities under the related  Servicing  Agreement,  equal to 1/12th of the servicing fee rate multiplied  by  the  stated  principal  balance  of  each  mortgage  loan serviced  by it as of the due date in the  month  preceding  the month in which such  distribution  date occurs.  The  servicing  fee rates will be
0.250% through 0.375% per annum.

Optional Termination

At its option,  the sponsor or its designee  may purchase  from the trust all of (i) the group I mortgage  loans,  together with any  properties in respect  thereof  acquired  on behalf of the trust,  and  thereby  effect termination  and early  retirement of the group I certificates  after the stated  principal  balance of the group I mortgage loans (and  properties acquired in respect thereof),  remaining in the trust has been reduced to less than 20% of the  stated  principal  balance  of the group I mortgage loans  as of the  cut-off  date and (ii)  the  group II  mortgage  loans, together  with any  properties in respect  thereof  acquired on behalf of the trust,  and thereby effect  termination  and early  retirement of the group II certificates  after the stated principal balance of the group II mortgage loans (and properties  acquired in respect  thereof),  remaining in the trust has been  reduced to less than 10% of the  stated  principal balance of the group II mortgage loans as of the cut-off date.

See  "Pooling and  Servicing  Agreement-Termination"  in this  prospectus supplement.

Federal Income Tax Consequences

One or more  elections  will be made to  treat  the  mortgage  loans  and certain  related  assets as one or more real estate  mortgage  investment conduits for federal income tax purposes.

See "Federal Income Tax Consequences" in this prospectus supplement.

Ratings

It is a condition  to the issuance of the  certificates  that the offered certificates  receive  the  following  ratings  from  Standard  &  Poor's
Ratings Services,  a division of The McGraw-Hill  Companies,  Inc., which is referred to herein as S&P, Moody's Investors  Service,  Inc., which is referred to herein as Moody's and DBRS Limited or DBRS,  Inc.,  which are collectively referred to herein as DBRS.

Offered Certificates         S&P           Moody's            DBRS
_________________________________________________________________________
Class I-A-1                  AAA             Aaa              AAA
Class I-A-2                  AAA             Aaa              AAA
Class II-A-1                 AAA             Aaa              AAA
Class II-A-2                 AAA             Aaa              AAA
Class II-A-3                 AAA             Aa1              AAA
Class II-X-1                 AAA             Aaa              AAA
Class II-X-2                 AAA             Aaa              AAA
Class II-X-3                 AAA             Aa1              AAA
Class I-M-1                   AA             Aa2               AA
Class I-M-2                   A               A2               A
Class I-B-1                  BBB+            Baa1          BBB (high)
Class I-B-2                  BBB             Baa2             BBB
Class I-B-3                  BBB-            Baa3          BBB (low)
Class II-B-1                  AA             Aa2               AA
Class II-BX-1                 AA             Aa2               AA
Class II-B-2                  A               A2            A (high)
Class II-B-3                 BBB             Baa2          BBB (high)

A rating is not a  recommendation  to buy,  sell or hold  securities  and either  rating agency can revise or withdraw such ratings at any time. In general,  ratings  address  credit risk and do not address the likelihood of prepayments.

See  "Yield  on  the  Certificates"  and  "Ratings"  in  this  prospectus supplement and "Yield Considerations" in the prospectus.

Legal Investment

The offered  certificates (other than the Class I-M-2, Class I-B-1, Class
I-B-2,  Class I-B-3,  Class II-B-2 and Class  II-B-3  Certificates)  will constitute  "mortgage related  securities" for purposes of SMMEA, so long as they  are  rated  in one of the two  highest  rating  categories  by a nationally recognized  statistical rating organization.  The Class I-M-2,
Class  I-B-1,  Class I-B-2,  Class  I-B-3,  Class II-B-2 and Class II-B-3
Certificates  will  not  constitute  "mortgage  related  securities"  for purposes of SMMEA.

See  "Legal   Investment"  in  this  prospectus   supplement  and  "Legal
Investment Matters" in the prospectus.

ERISA Considerations

The offered  certificates may be purchased by persons investing assets of employee  benefit plans or  individual  retirement  accounts,  subject to important considerations.  Plans should consult with their legal advisors before investing in the offered certificates.

See "ERISA Considerations" in this prospectus supplement.

                                         RISK FACTORS

        You are encouraged to carefully  consider the following risk factors in connection with the purchase of the offered certificates:

The  Offered  Certificates  Will  Have  Limited  Liquidity,  So You May Be  Unable to Sell Your
Securities or May Be Forced to Sell Them at a Discount from Their Fair Market Value.

        The  underwriter  intends  to make a  secondary  market  in the  offered  certificates, however the  underwriter  will not be  obligated  to do so.  There can be no  assurance  that a secondary  market for the offered  certificates  will develop or, if it does  develop,  that it will provide holders of the offered  certificates  with liquidity of investment or that it will continue for the life of the offered  certificates.  As a result, any resale prices that may be available  for any  offered  certificate  in any market  that may  develop may be at a discount from the initial  offering  price or the fair market value  thereof.  The offered  certificates will not be listed on any securities exchange.

Credit  Enhancement Is Limited;  the Failure of Credit Enhancement to Cover Losses on the Trust
Fund Assets May Result in Losses Allocated to the Offered Certificates.

        The subordination of (i) each class of group I subordinate  certificates to the group I senior  certificates and the classes of group I subordinate  certificates with a higher payment priority  and (ii)  each  class of group II  subordinate  certificates  to the  group II senior certificates  and the  classes  of  group II  subordinate  certificates  with a higher  payment priority,  in each case,  as described in this  prospectus  supplement,  is intended to enhance the  likelihood  that  holders of the  applicable  senior  certificates,  and to a more limited extent,  that  holders  of  the  applicable  subordinate  certificates  with a  higher  payment priority,  will receive  regular  payments of interest and principal and to provide the holders of the applicable  senior  certificates,  and to a more limited extent,  the holders of related subordinate  certificates  with a higher  payment  priority,  with  protection  against  losses realized when the  remaining  unpaid  principal  balance on a mortgage loan in the related loan group exceeds the amount of proceeds  recovered upon the  liquidation of that mortgage loan. In general,  this loss  protection  is  accomplished  by allocating  the principal  portion of any realized  losses,  to the extent not covered by excess spread or  overcollateralization  in the case  of the  group  I  certificates,  among  the  certificates,  beginning  with  the  related subordinate  certificates  with the lowest payment  priority,  until the certificate  principal balance  of that  subordinate  class  has  been  reduced  to zero.  The  principal  portion  of realized  losses  are then  allocated  to the next most  junior  class of  related  subordinate certificates,  until the  certificate  principal  balance of each class of related  subordinate certificates  is reduced to zero. If no group I subordinate  certificates  remain  outstanding, the  principal  portion of  realized  losses on the group I mortgage  loans will be  allocated, first to the Class I-A-2  Certificates  until the  certificate  principal  balance  thereof has been  reduced  to  zero,  and  then to the  Class  I-A-1  Certificates  until  the  certificate principal  balance  thereof has been reduced to zero. If no group II  subordinate  certificates remain  outstanding,  the principal  portion of realized  losses on the group II mortgage loans will be  allocated  first to the Class  II-A-3  Certificates  until the  certificate  principal balance  thereof has been reduced to zero,  second to the Class II-A-2  Certificates  until the certificate  principal  balance  thereof has been  reduced to zero and then to the Class II-A-1
Certificates  until  the  certificate  principal  balance  thereof  has been  reduced  to zero.
Accordingly,  if the  aggregate  certificate  principal  balance  of  the  related  classes  of
subordinate   certificates  with  a  lower  payment  priority  were  to  be  reduced  to  zero, delinquencies  and  defaults on the  mortgage  loans in the related loan group would reduce the amount of funds  available  for  monthly  distributions  to the  holders of the  classes of the related subordinate  certificates with a higher payment priority.  If the aggregate certificate principal  balance of the related  classes of  subordinate  certificates  were to be reduced to zero,  delinquencies  and defaults on the mortgage loans in the related loan group would reduce the amount of funds  available for monthly  distributions  to the holders of the related senior certificates.  In the case of realized  losses on group I mortgage loans only,  realized losses will be  covered  first by excess  interest  and then by  overcollateralization  on the group I certificates  provided by the group I mortgage loans before any  allocation of realized  losses to the group I subordinate certificates.

        The  ratings  of  the  offered  certificates  by the  rating  agencies  may be  lowered following  the  initial  issuance  thereof as a result of losses on the  mortgage  loans in the related loan group in excess of the levels  contemplated  by the rating agencies at the time of their initial rating analysis.  Neither the depositor,  the master servicer,  any servicer, the securities  administrator,  the trustee nor any of their  respective  affiliates  will have any obligation  to replace or  supplement  any credit  enhancement,  or to take any other action to
maintain   the   ratings   of  the   offered   certificates.   See   "Description   of   Credit
Enhancement-Reduction or Substitution of Credit Enhancement" in the prospectus.

The Rate and Timing of Principal  Distributions  on the Offered  Certificates  Will Be Affected
by Prepayment Speeds.

        The  rate  and  timing  of   distributions   allocable  to  principal  on  the  offered
certificates will depend, in general,  on the rate and timing of principal payments  (including prepayments  and  collections  upon defaults,  liquidations  and  repurchases)  on the mortgage loans  in the  related  loan  group  and the  allocation  thereof  to pay  principal  on  these certificates  as  provided  in  this  prospectus  supplement.  As is  the  case  with  mortgage pass-through  certificates  generally,  the offered  certificates  are  subject to  substantial inherent  cash-flow  uncertainties  because  the  mortgage  loans may be  prepaid  at any time.
However,  approximately  44.84% and 29.29% of the Loan Group I mortgage loans and Loan Group II mortgage loans,  respectively,  currently  provide for payment by the mortgagor of a prepayment charge in connection with some  prepayments,  which may act as a deterrent to prepayment of the mortgage loan during the applicable period. For a detailed  description of the  characteristics of the prepayment  charges on the mortgage loans,  and the standards under which the prepayment charges may be waived by the applicable  servicer,  see "The Mortgage Pool - Prepayment Charges on the  Mortgage  Loans" in this  prospectus  supplement.  There can be no  assurance  that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

        Generally, when prevailing interest rates are increasing,  prepayment rates on mortgage loans tend to decrease.  A decrease in the  prepayment  rates on the mortgage loans will result in a reduced rate of return of principal  to  investors in the offered  certificates  at a time when reinvestment at higher prevailing rates would be desirable.

        Conversely, when prevailing interest rates are declining,  prepayment rates on mortgage loans tend to increase.  An increase in the prepayment  rates on the mortgage loans will result in a greater rate of return of principal  to  investors  in the offered  certificates,  at time when reinvestment at comparable yields may not be possible.

        Unless the certificate  principal balances of the group I senior certificates have been reduced to zero,  the group I  subordinate  certificates  will not be entitled to any principal distributions  until at least the  distribution  date  occurring  in April  2010 or during  any period in which  delinquencies or losses on the mortgage loans exceed certain levels. This will accelerate  the  amortization  of the  group I senior  certificates  as a whole  while,  in the absence of losses in respect of the mortgage  loans in the related loan group,  increasing  the percentage  interest in the  principal  balance of the mortgage  loans the group I  subordinate certificates evidence.

        On each  distribution  date during the first seven  years after the closing  date,  the entire amount of any  prepayments  and certain other  unscheduled  recoveries of principal with respect to the group II mortgage  loans will be allocated  to the group II senior  certificates
(other than the senior  interest  only  certificates),  with such  allocation  to be subject to further  reduction  over an  additional  four year  period  thereafter,  as  described  in this prospectus  supplement,  unless the  amount of  subordination  provided  to the group II senior certificates  by the group II  subordinate  certificates  is twice the amount as of the cut-off date,  and  certain  loss and  delinquency  tests  are  satisfied.  This  will  accelerate  the amortization  of the group II senior  certificates,  as a whole while, in the absence of losses in  respect  of the  group  II  mortgage  loans,  increasing  the  percentage  interest  in the principal balance of the mortgage loans the subordinate certificates evidence.

        For further information  regarding the effect of principal  prepayments on the weighted average lives of the offered  certificates,  see "Yield on the Certificates" in this prospectus supplement,  including the tables entitled "Percent of Initial Principal Amount  Outstanding at
the Following CPR Percentage" in this prospectus supplement.

The Yield to Maturity on the Offered Certificates Will Depend on a Variety of Factors.

        The yield to maturity on the offered certificates will depend, in general, on:

                  o      the applicable purchase price; and

                  o      the rate and timing of principal  payments  (including  prepayments and collections  upon defaults,  liquidations  and  repurchases) on the related  mortgage  loans and the  allocation  thereof to reduce the certificate principal balance of the offered  certificates,  as well as other factors.

        The yield to investors on the offered  certificates  will be adversely  affected by any allocation thereto of interest shortfalls on the related mortgage loans.

        In general,  if the  offered  certificates  are  purchased  at a premium and  principal distributions  on the related  mortgage  loans occur at a rate faster than  anticipated  at the time of purchase,  the  investor's  actual yield to maturity will be lower than that assumed at the time of purchase.  Conversely,  if the offered certificates are purchased at a discount and principal  distributions  on the  related  mortgage  loans  occur at a rate  slower  than  that anticipated  at the time of purchase,  the  investor's  actual yield to maturity  will be lower than that originally assumed.

        The proceeds to the  depositor  from the sale of the group I offered  certificates  and the group II offered  certificates were determined based on a number of assumptions,  including a 30% and 25%,  respectively,  constant rate of prepayment each month, or CPR,  relative to the then outstanding  principal  balance of the related mortgage loans. No  representation  is made that the  mortgage  loans will prepay at this rate or at any other rate,  or that the  mortgage loans will prepay at the same rate. The yield  assumptions  for the offered  certificates  will vary as  determined at the time of sale.  See "Yield on the  Certificates"  in this  prospectus supplement.

        The  sponsor  may,  from  time  to  time,  implement  programs  designed  to  encourage refinancing.  These programs may include, without limitation,  modifications of existing loans,
general  or  targeted  solicitations,  the  offering  of  pre-approved  applications,   reduced
origination fees or closing costs, or other financial  incentives.  Targeted  solicitations may be based on a variety of factors,  including  the credit of the borrower or the location of the mortgaged  property.  In addition,  the sponsor may encourage  assumptions  of mortgage  loans,

including  defaulted mortgage loans, under which creditworthy  borrowers assume the outstanding indebtedness  of the mortgage  loans which may be removed from the related  mortgage pool. As a result of these programs,  with respect to the mortgage pool underlying any trust,  the rate of principal  prepayments  of the  mortgage  loans in the  mortgage  pool may be higher than would otherwise  be the case,  and in some cases,  the average  credit or  collateral  quality of the mortgage loans remaining in the mortgage pool may decline.

A  Transfer  of  Servicing  May  Result in an  Increased  Risk of  Delinquency  and Loss on the
Mortgage Loans.

        The primary  servicing  for a majority of the  mortgage  loans was  transferred  to EMC within the last three months.  Any servicing  transfer involves  notifying  mortgagors to remit payments to a new servicer,  transferring  physical possession of loan files and records to the new servicer and entering  loan and mortgagor  data on the  management  information  systems of
the  new  servicer.   Accordingly,   such  transfers  could  result  in  misdirected   notices,
misapplied  payments,  data input problems and other problems.  In addition,  investors  should note that when the servicing of mortgage loans is  transferred,  there is generally an increase in delinquencies  associated with such transfer.  Such increase in delinquencies  may result in losses,  which,  to the extent they are not absorbed by credit  enhancement,  will cause losses or  shortfalls  to be incurred by the holders of the offered  certificates.  In  addition,  any higher default rate resulting from such transfer may result in an  acceleration  of prepayments on those mortgage loans.

A Transfer of Master  Servicing in an Event of a Master Servicer  Default May Increase the Risk
of Delinquency and Loss on the Mortgage Loans.

        If the master  servicer  defaults in its  obligations  under the pooling and  servicing agreement,  the master  servicing of the mortgage loans may be  transferred to the trustee,  in its capacity as successor  master servicer,  or an alternate  master servicer.  In the event of such a transfer of master  servicing  there may be an increased risk of errors in  transmitting information and funds to the successor master servicer.

The  Underwriting  Standards of Some of the Mortgage  Loans Do Not Conform to the  Standards of
Fannie  Mae or  Freddie  Mac,  And May  Present a Greater  Risk of Loss with  Respect  to those
Mortgage Loans.

        Some of the mortgage loans were underwritten in accordance with underwriting  standards which are primarily  intended to provide for single family  "non-conforming"  mortgage loans. A
"non-conforming"  mortgage loan means a mortgage loan that is ineligible for purchase by Fannie
Mae  or  Freddie  Mac  due  to  either  credit  characteristics  of the  related  mortgagor  or documentation  standards in connection with the  underwriting of the related mortgage loan that do not meet the Fannie Mae or Freddie Mac  underwriting  guidelines for "A" credit  mortgagors.
These credit  characteristics  include mortgagors whose  creditworthiness and repayment ability do not satisfy such Fannie Mae or Freddie Mac  underwriting  guidelines  and mortgagors who may have a record  of  credit  write-offs,  outstanding  judgments,  prior  bankruptcies  and other credit  items that do not  satisfy  such  Fannie Mae or Freddie  Mac  underwriting  guidelines.
These  documentation  standards may include  mortgagors who provide limited or no documentation in connection with the underwriting of the related mortgage loan.  Accordingly,  mortgage loans underwritten under the related originator's  non-conforming  credit underwriting  standards are likely to experience  rates of delinquency,  foreclosure  and loss that are higher,  and may be substantially  higher,  than mortgage  loans  originated  in accordance  with the Fannie Mae or
Freddie  Mac  underwriting  guidelines.  Any  resulting  losses,  to the extent not  covered by credit enhancement, may affect the yield to maturity of the related offered certificates.

Book-Entry Securities May Delay Receipt of Payment and Reports.

        If the trust fund  issues  certificates  in  book-entry  form,  certificateholders  may experience  delays in receipt of payments  and/or  reports  since  payments  and  reports  will initially be made to the  book-entry  depository or its nominee.  In addition,  the issuance of certificates  in  book-entry  form may reduce the  liquidity of  certificates  so issued in the secondary  trading  market since some investors may be unwilling to purchase  certificates  for which they cannot receive physical certificates.

The Subordinate Certificates Have a Greater Risk of Loss than the Senior Certificates.

        When certain  classes of certificates  provide credit  enhancement for other classes of certificates it is sometimes  referred to as  "subordination."  For purposes of this prospectus supplement,  subordination with respect to the offered  certificates or "subordinated  classes"
means:

                 o      with respect to the Class I-A-1  Certificates:  the Class I-A-2, the
                        Class I-M-1,  the Class I-M-2, the Class I-B-1, the Class I-B-2, the
                        Class I-B-3 and the Class I-B-4 Certificates;

                 o      with respect to the Class I-A-2  Certificates:  the Class I-M-1, the
                        Class I-M-2,  the Class I-B-1,  the Class I-B-2, the Class I-B-3 and
                        the Class I-B-4 Certificates;

                 o      with respect to the Class I-M-1  Certificates:  the Class I-M-2, the
                        Class I-B-1,  the Class  I-B-2,  the Class I-B-3 and the Class I-B-4
                        Certificates;

                 o      with respect to the Class I-M-2  Certificates:  the Class I-B-1, the
                        Class I-B-2, the Class I-B-3 and the Class I-B-4 Certificates;

                 o      with respect to the Class I-B-1  Certificates:  the Class I-B-2, the
                        Class I-B-3 and the Class I-B-4 Certificates;

                 o      with  respect  to the Class  I-B-2  Certificates:  the  Class  I-B-3
                        Certificates and the Class I-B-4 Certificates;

                 o      with  respect  to the Class  I-B-3  Certificates:  the  Class  I-B-4
                        Certificates;

                 o      with respect to the Class  II-A-1  Certificates:  the Class  II-A-2,
                        the Class  II-A-3,  the Class II-B-1,  the Class  II-B-2,  the Class
                        II-B-3,  the Class  II-B-4,  the Class  II-B-5 and the Class  II-B-6
                        Certificates;

                 o      with  respect to each of the Class  II-A-2  Certificates:  the Class
                        II-A-3,  the Class II-B-1,  the Class II-B-2,  the Class II-B-3, the
                        Class II-B-4, the Class II-B-5 and the Class II-B-6 Certificates;

                 o      with  respect to each of the Class  II-A-3  Certificates:  the Class
                        II-B-1,  the Class II-B-2,  the Class II-B-3,  the Class II-B-4, the
                        Class II-B-5 and the Class II-B-6 Certificates;

                 o      with respect to the Class  II-B-1  Certificates:  the Class  II-B-2,
                        the Class II-B-3,  the Class II-B-4,  the Class II-B-5 and the Class
                        II-B-6 Certificates;

                 o      with respect to the Class  II-B-2  Certificates:  the Class  II-B-3,
                        the  Class   II-B-4,   the  Class   II-B-5  and  the  Class   II-B-6
                        Certificates;

                 o      with respect to the Class  II-B-3  Certificates:  the Class  II-B-4,
                        the Class II-B-5 and the Class II-B-6 Certificates;

                 o      with respect to the Class II-B-4 Certificates:  the Class II-B-5 and
                        the Class II-B-6 Certificates; and

                 o      with  respect to the Class  II-B-5  Certificates:  the Class  II-B-6
                        Certificates.

        Credit  enhancement for the senior  certificates will be provided,  first, by the right of the  holders  of the senior  certificates  to  receive  certain  payments  of  interest  and principal  prior to the related  subordinated  classes and, then by the  allocation of realized losses to the related  outstanding  subordinated class with the lowest payment priority and, in the case of the group I offered  certificates  or the Class I-B-4  Certificates,  any available excess spread and  overcollateralization.  Accordingly,  if the aggregate certificate principal balance of a subordinated  class were to be reduced to zero,  delinquencies and defaults on the mortgage  loans in the  related  loan group  would  reduce the  amount of funds  available  for monthly  distributions to holders of the remaining related outstanding  subordinated class with the lowest  payment  priority and, if the aggregate  certificate  principal  balance of all the group I  subordinate  certificates  or all the  group II  subordinate  certificates  were to be reduced  to zero  and,  in the case of the group I senior  certificates,  excess  interest  and overcollateralization  was insufficient,  delinquencies and defaults on the mortgage loans from the related loan group would  reduce the amount of funds  available  for monthly  distributions to  holders  of the  related  senior  certificates.  You  should  fully  consider  the risks of investing  in a  subordinate  certificate,  including  the risk that you may not fully  recover
your  initial   investment  as  a  result  of  realized   losses.   See   "Description  of  the
Certificates" in this prospectus supplement.

        The  weighted  average  lives of, and the yields to  maturity  on the (i) Class  I-M-1,
Class  I-M-2,  Class  I-B-1,  Class  I-B-2,  Class I-B-3 and Class I-B-4  Certificates  will be progressively  more sensitive,  in that order, to the rate and timing of mortgagor defaults and the  severity  of ensuing  losses on the group I mortgage  loans and (ii) Class  II-B-1,  Class
II-B-2,  Class  II-B-3,  Class  II-B-4,  Class  II-B-5 and Class  II-B-6  Certificates  will be progressively  more sensitive,  in that order, to the rate and timing of mortgagor defaults and the  severity  of  ensuing  losses on the  group II  mortgage  loans.  If the  actual  rate and severity of losses on the related  mortgage  loans is higher than those  assumed by an investor in such  certificates,  the actual yield to maturity of such certificates may be lower than the yield  anticipated  by such  holder  based on such  assumption.  The  timing  of  losses on the related  mortgage  loans will also affect an investor's  actual yield to maturity,  even if the rate of defaults and  severity of losses over the life of such  mortgage  loans are  consistent with an  investor's  expectations.  In  general,  the  earlier a loss  occurs,  the greater the effect  on  an  investor's  yield  to  maturity.  Realized  losses  allocated  to  a  class  of certificates  will result in less interest  accruing on such class of subordinate  certificates than  would  otherwise  be the  case.  Once a  realized  loss  is  allocated  to a  subordinate certificate,  no interest  will be  distributable  with  respect to such  written  down amount.
However,  the amount of any realized losses  allocated to the group I subordinate  certificates may be  reimbursed  to the  holders of the group I  subordinate  certificates  from excess cash flow or money  remaining  from the related cap contracts  according to the priorities set forth under  "Description of the  Certificates-Distributions  on the Group I  Certificates"  and "The
Cap Contracts" in this prospectus supplement.

        It is not expected that the group I subordinated  certificates  will be entitled to any principal  distributions  until at least April 2010 or during any period in which delinquencies or losses on the mortgage loans exceed certain  levels.  As a result,  the weighted  average of the group I  subordinated  certificates  will be longer  than  would  otherwise  be the case if distributions  of principal were allocated  among all of the related  certificates  at the same time.  As  a  result  of  the  longer  weighted  average  lives  of  the  related  subordinated certificates,  the  holders of such  certificates  have a greater  risk of  suffering a loss on their  investments.  Further,  because  such  certificates  might not receive any  principal if certain  delinquency or loss levels occur,  it is possible for such  certificates to receive no principal distributions even if no losses have occurred on the mortgage pool.

        In addition,  the multiple class structure of the subordinated  certificates causes the yield of such classes to be  particularly  sensitive to changes in the rates of  prepayment  of the related mortgage loans.  Because  distributions of principal will be made to the holders of
such   certificates   according  to  the  priorities  set  forth  under   "Description  of  the
Certificates-Distributions  on the  Group I  Certificates,"  "-Distributions  on the  Group  II
Certificates" and "The Cap Contracts" in this prospectus  supplement,  the yield to maturity on such  classes of  certificates  will be  sensitive  to the rates of  prepayment  on the related mortgage loans  experienced both before and after the  commencement of principal  distributions on such classes.  The yield to maturity on such classes of certificates  will also be extremely sensitive to losses due to defaults on the related  mortgage loans and the timing  thereof,  to the extent  such  losses are not  covered by  overcollateralization  with  respect to such loan group,  excess  spread  with  respect to such loan  group,  or a class of related  subordinated certificates  with a lower payment  priority.  Furthermore,  the timing of receipt of principal and  interest by the related  subordinated  certificates  may be  adversely  affected by losses even if such classes of certificates do not ultimately bear such loss.

Excess Spread May be  Inadequate to Cover Losses on the Group I Mortgage  Loans and/or to Build
Overcollateralization.

        The group I mortgage  loans are expected to generate  more  interest  than is needed to pay interest on the group I offered  certificates and the Class I-B-4  Certificates  because we expect the weighted  average net interest rate on the group I mortgage  loans to be higher than the  weighted  average  pass-through  rate on the  group I offered  certificates  and the Class
I-B-4 Certificates.  If the group I mortgage loans generate more interest than is needed to pay interest  on the group I offered  certificates  and the Class  I-B-4  Certificates  and related trust fund expenses,  such "excess spread" will be used to make additional  principal  payments on the group I offered  certificates  and the Class I-B-4  Certificates,  which will reduce the total  certificate  principal  balance of the group I offered  certificates and the Class I-B-4
Certificates  below the  aggregate  principal  balance of the group I mortgage  loans,  thereby
creating   "overcollateralization."   Overcollateralization  is  intended  to  provide  limited
protection  to  the  holders  of  the  group  I  offered   certificates  and  the  Class  I-B-4
Certificates by absorbing  losses from liquidated  group I mortgage loans.  However,  we cannot assure you that  enough  excess  spread  will be  generated  on the group I  mortgage  loans to establish or maintain the required  level of  overcollateralization.  On the closing date,  the
required  level  of   overcollateralization   will  be  met.  If  the  protection  afforded  by
overcollateralization  is  insufficient,  then  an  investor  in  group  I  certificates  could experience a loss on its investment.

        The excess  spread  available on any  distribution  date will be affected by the actual amount of interest  received,  advanced or recovered  in respect of the group I mortgage  loans during the preceding  month.  Such amount may be influenced by changes in the weighted  average of the  rates  on  the  group  I  mortgage  loans  resulting  from  prepayments,  defaults  and liquidations of the those mortgage loans.

        The  overcollateralization  provisions,  whenever  overcollateralization  is at a level below  the  required  level,  are  intended  to  result  in an  accelerated  rate of  principal distributions  to holders of the  classes of group I offered  certificates  or the Class  I-B-4
Certificates  then entitled to  distributions  of principal.  An earlier return of principal to the holders of the group I offered  certificates  or the Class I-B-4  Certificates  as a result of the  overcollateralization  provisions  will  influence  the  yield on the  group I  offered certificates  and the Class  I-B-4  Certificates  in a manner  similar  to the  manner in which principal  prepayments  on the group I mortgage  loans will  influence the yield on the group I offered certificates and the Class I-B-4 Certificates.

The Group I Offered  Certificates  May Not Always  Receive  Interest  Based on One-Month  LIBOR
Plus the Related Margin.

        The group I offered  certificates  may not always  receive  interest at a rate equal to
One-Month  LIBOR  plus the  related  margin.  The  pass-through  rates on the  group I  offered certificates  are each  subject  to a net rate cap  equal to the  weighted  average  of the net mortgage rates on the group I mortgage  loans,  as further  described  herein.  If the net rate cap on a class of the group I offered  certificates  is less than the  lesser of (a)  One-Month
LIBOR plus the  related  margin  and (b) the 11.50%  cap,  the  interest  rate on such class of group I  offered  certificates  will be  reduced  to the net  rate  cap.  Thus,  the  yield  to investors  in such  certificates  will  be  sensitive  both to  fluctuations  in the  level  of
One-Month  LIBOR  and to the  adverse  effects  of the  application  of the net rate  cap.  The prepayment  or default of mortgage  loans in loan group I with  relatively  higher net mortgage rates,  particularly  during a period of increased One-Month LIBOR rates, may result in the net rate cap  being  lower  than  otherwise  would be the  case.  If on any  distribution  date the application  of the net rate cap  results in an interest  payment  lower than  One-Month  LIBOR plus the related margin on the applicable  class of  certificates  during the related  interest accrual  period,  the value of such class of  certificates  may be  temporarily  or permanently reduced.

        To the extent  interest on the group I offered  certificates is limited to the net rate cap, the difference  between (i) the lesser of (a) One-Month  LIBOR plus the related margin and
(b) the 11.50% cap and (ii) the net rate cap will create a shortfall.  This  shortfall  will be covered to the  extent of excess  cash flow  available  for that  purpose  and to the extent of
available  payments  under  the  related  cap  contracts.   However,  payments  under  the  cap
contracts are based on the lesser of the actual  certificate  principal  balance of the related class of certificates and an assumed  certificate  principal balance of such certificates based on  certain  prepayment  assumptions  regarding  the  group I  mortgage  loans.  If the group I mortgage  loans  do not  prepay  according  to  those  assumptions,  it may  result  in the cap contracts  providing  insufficient  funds to  cover  such  shortfalls.  In  addition,  each cap contract  provides  for payment of the excess of  One-Month  LIBOR over a  specified  per annum rate, which also may not provide  sufficient  funds to cover such  shortfalls.  Such shortfalls may remain unpaid on the final distribution date, including the optional termination date.

        In addition,  although the group I offered  certificates are entitled to payments under the related cap contracts  during periods of increased  One-Month LIBOR rates, the counterparty thereunder will only be obligated to make such payments under certain circumstances.

        To the  extent  that  payments  on the group I offered  certificates  depend in part on payments to be received under the cap  contracts,  the ability of the trust to make payments on those  classes of  certificates  will be subject to the credit risk of Bear  Stearns  Financial
Products Inc.

        The cap contracts  terminate in  accordance  with their terms on the dates set forth in the  related  contract.  This  date  was  selected  based  on  certain  prepayment  assumptions regarding  the  group I  mortgage  loans  and  that  the  optional  termination  right  becomes exercisable  and is  exercisable  at that  time.  These  prepayment  assumptions  were  used to determine the projected  principal  balance of the applicable  class of certificates  under the contracts.  If  prepayments  on the group I mortgage  loans occur at rates that are slower than those  assumptions,  or  even  if such  group  I  mortgage  loans  prepay  according  to  those assumptions,  if the optional termination right is not exercised,  the contracts will terminate prior  to the  repayment  in  full  of the  related  classes  of  certificates.  See  "The  Cap
Contracts" in this prospectus supplement.

The Securities Are Not Suitable Investments for All Investors.

        The  certificates  are complex  investments that are not appropriate for all investors.
The  interaction  of the factors  described  above is  difficult to analyze and may change from time to time while the  certificates  are  outstanding.  It is  impossible  to predict with any certainty the amount or timing of  distributions  on the  certificates  or the likely return on an  investment in any such  securities.  As a result,  only  sophisticated  investors  with the resources  to analyze the  potential  risks and rewards of an  investment  in the  certificates should consider such an investment.

Some of the  Mortgage  Loans  Have an  Initial  Interest  Only  Period,  Which  May  Result  in
Increased Delinquencies and Losses.

        As of the cut-off  date,  approximately  85.23% and 87.81% of the Loan Group I mortgage loans and Loan Group II mortgage  loans,  respectively,  have an initial  interest only period.
During this  period,  the payment made by the related  mortgagor  will be less than it would be if the mortgage loan amortized.  In addition,  the mortgage loan balance will not be reduced by the  principal  portion of scheduled  payments  during this period.  As a result,  no principal payments  will be made to the  certificates  from these  mortgage  loans during their  interest only period except in the case of a prepayment.

        After the  initial  interest  only  period,  the  scheduled  monthly  payment  on these mortgage  loans will  increase,  which may result in  increased  delinquencies  by the  related mortgagors,  particularly  if interest  rates have  increased  and the  mortgagor  is unable to refinance.  In  addition,  losses  may be greater  on these  mortgage  loans as a result of the mortgage  loan not  amortizing  during the early years of these  mortgage  loans.  Although the amount of principal  included in each  scheduled  monthly  payment for a  traditional  mortgage loan is relatively  small during the first few years after the  origination of a mortgage loan, in the aggregate the amount can be  significant.  Any resulting  delinquencies  and losses,  to the extent not covered by credit enhancement, will be allocated to the certificates.

        Mortgage loans with an initial  interest only period are relatively new in the mortgage marketplace.  The  performance  of these  mortgage  loans may be  significantly  different than mortgage loans that fully amortize.  In particular,  there may be a higher expectation by these mortgagors of  refinancing  their  mortgage  loans with a new mortgage  loan, in particular one with an initial  interest only period,  which may result in higher or lower  prepayment  speeds than would  otherwise be the case. In addition,  the failure to build equity in the property by the related mortgagor may affect the delinquency and prepayment of these mortgage loans.

The Mortgage Loans Are Concentrated in the State of California, Which May Result in Losses
with Respect to These Mortgage Loans.

        As of the cut-off  date,  approximately  25.16% and 34.05% of the Loan Group I mortgage loans and Loan Group II mortgage loans,  respectively,  are secured by property in the State of
California.  Investors  should  note that some  geographic  regions of the United  States  from time to time will experience  weaker regional  economic  conditions and housing  markets,  and, consequently,  will experience  higher rates of loss and  delinquency  than will be experienced on mortgage loans  generally.  For example,  a region's  economic  condition and housing market may be directly,  or indirectly,  adversely affected by natural disasters or civil disturbances such as  earthquakes,  hurricanes,  floods,  eruptions or riots.  The economic impact of any of these types of events may also be felt in areas beyond the region  immediately  affected by the disaster  or  disturbance.  The  mortgage  loans  securing  the  offered  certificates  may  be concentrated  in these  regions,  and any  concentration  may present  risk  considerations  in addition to those  generally  present  for  similar  mortgage-backed  securities  without  this concentration.  Any risks associated with mortgage loan  concentration  may affect the yield to maturity  of the  offered  certificates  to the  extent  losses  caused by these  risks are not covered by the subordination provided by the non-offered subordinate certificates.

Statutory and Judicial  Limitations on Foreclosure  Procedures May Delay Recovery in Respect of
the Mortgaged  Property and, in Some  Instances,  Limit the Amount that May Be Recovered by the
Foreclosing  Lender,  Resulting in Losses on the Mortgage  Loans That Might be Allocated to the
Offered Certificates.

        Foreclosure   procedures  may  vary  from  state  to  state.  Two  primary  methods  of foreclosing a mortgage instrument are judicial  foreclosure,  involving court proceedings,  and non-judicial  foreclosure  pursuant to a power of sale  granted in the mortgage  instrument.  A foreclosure  action  is  subject  to most of the  delays  and  expenses  of other  lawsuits  if defenses are raised or  counterclaims  are asserted.  Delays may also result from  difficulties
in  locating  necessary  defendants.   Non-judicial  foreclosures  may  be  subject  to  delays
resulting  from state laws  mandating  the  recording  of notice of default  and notice of sale and, in some  states,  notice to any party  having an interest of record in the real  property, including junior lienholders.  Some states have adopted  "anti-deficiency"  statutes that limit the  ability of a lender to collect the full  amount  owed on a loan if the  property  sells at foreclosure  for less than the full  amount  owed.  In  addition,  United  States  courts  have traditionally  imposed general equitable  principles to limit the remedies available to lenders in  foreclosure  actions  that are  perceived  by the court as harsh or  unfair.  The effect of these statutes and judicial  principles may be to delay and/or reduce  distributions in respect of the offered  certificates.  See "Legal  Aspects of Mortgage  Loans-Foreclosure  on Mortgages
and Some Contracts" in the prospectus.

The Value of the  Mortgage  Loans May Be Affected  By,  Among Other  Things,  a Decline in Real
Estate Values, Which May Result in Losses on the Offered Certificates.

        No assurance  can be given that values of the  mortgaged  properties  have  remained or will remain at their levels on the dates of origination of the related  mortgage  loans. If the residential  real estate market  should  experience  an overall  decline in property  values so that the  outstanding  balances of the  mortgage  loans,  and any  secondary  financing  on the mortgaged  properties,  in the  mortgage  pool become equal to or greater than the value of the mortgaged  properties,  the actual  rates of  delinquencies,  foreclosures  and losses could be higher than those now generally  experienced in the mortgage  lending  industry.  In some areas of the United  States,  real estate values have risen at a greater rate in recent years than in the past. In  particular,  mortgage loans with high  principal  balances or high  loan-to-value ratios will be affected by any decline in real estate  values.  Real estate  values in any area of the country  may be  affected by several  factors,  including  population  trends,  mortgage interest  rates,  and the economic  well-being  of that area.  Any decrease in the value of the mortgage  loans  may  result  in the  allocation  of losses  which  are not  covered  by credit enhancement to the offered certificates.

Recent  Developments in the Residential  Mortgage Market May Adversely  Affect the Market Value
of Your Securities.

        Recently,  the  residential  mortgage  market in the United  States has  experienced  a variety  of  difficulties  and  changed  economic  conditions  that may  adversely  affect  the performance  and market  value of your  securities.  Delinquencies  and losses with  respect to residential  mortgage loans  generally  have  increased in recent  months,  and may continue to increase,  particularly in the subprime  sector.  In addition,  in recent months housing prices and  appraisal  values in many states have  declined or stopped  appreciating,  after  extended periods of significant  appreciation.  A continued  decline or an extended  flattening of those values may result in additional  increases in delinquencies and losses on residential  mortgage loans  generally,  particularly  with respect to second homes and investor  properties and with respect  to any  residential  mortgage  loans  whose  aggregate  loan  amounts  (including  any subordinate liens) are close to or greater than the related property values.

        Another  factor that may in the future  contribute to higher  delinquency  rates is the potential  increase in monthly  payments on adjustable  rate  mortgage  loans.  Borrowers  with adjustable  payment mortgage loans may be exposed to increased  monthly payments if the related mortgage  interest rate adjusts upward from the initial fixed rate or a low introductory  rate, as  applicable,  in effect during the initial  period of the mortgage loan to the rate computed in  accordance  with the  applicable  index and margin.  This  increase in  borrowers'  monthly payments,  together with any increase in prevailing  market interest  rates,  after the initial fixed rate period,  may result in significantly  increased  monthly payments for borrowers with adjustable  rate  mortgage  loans.  Investors  should note that on March 28, 2007, a stipulated preliminary  injunction  was issued by an Ohio state court against New Century  Mortgage  Corp.
with respect to mortgage  loans  originated by New Century in Ohio.  The  injunction was agreed to by New  Century  and the  Attorney  General of the State of Ohio.  Among  other  items,  the court  instituted  certain  limitations  on  foreclosure  by New Century  with  respect to Ohio mortgage loans,  including a requirement to attempt to enter into loss mitigation  measures and to not  commence  foreclosure  for at  least  180  days  following  delinquency.  Any  proposed foreclosure is subject to a 30 day prior review period by the state.  The  injunction  does not apply to any of the mortgage loans included in the trust.  However,  borrowers,  regulators and other  governmental  authorities  may seek to obtain similar  injunctions  or relief,  or other adverse action  including  requirements  to provide loan  modifications,  against other parties which may affect the mortgage  loans  included in the trust.  If this  occurred,  delinquencies and losses may be higher than would  otherwise be the case,  and amounts  received with respect to the mortgage loans could be reduced.

        You should  consider that the general market  conditions  discussed above may adversely affect the performance and market value of your securities.

The Ratings on the  Offered  Certificates  are Not a  Recommendation  to Buy,  Sell or Hold the
Offered  Certificates  and are  Subject  to  Withdrawal  at any  Time,  Which  May  Affect  the
Liquidity or the Market Value of the Offered Certificates.

        It is a  condition  to the  issuance  of the  offered  certificates  that each class of offered  certificates  be  rated in the  categories  shown on  pages  S-2  through  S-4 of this prospectus  supplement.  A  security  rating  is not a  recommendation  to  buy,  sell  or hold securities  and may be subject to revision or  withdrawal  at any time.  No person is obligated to  maintain  the  rating  on  any  offered  certificate,  and,  accordingly,  there  can be no assurance  that the  ratings  assigned  to any  offered  certificate  on the date on which  the offered  certificates  are initially issued will not be lowered or withdrawn by a rating agency at any time thereafter.  In the event any rating is revised or withdrawn,  the liquidity or the market value of the related offered  certificates may be adversely  affected.  See "Ratings" in this prospectus supplement and "Rating" in the prospectus.

The  Mortgage  Loans May Have  Limited  Recourse to the Related  Borrower,  Which May Result in
Losses with Respect to These Mortgage Loans.

        Some or all of the mortgage loans included in the trust fund will be nonrecourse  loans or loans for which recourse may be restricted or  unenforceable.  As to those  mortgage  loans, recourse in the event of mortgagor  default will be limited to the specific  real  property and other  assets,  if any,  that were  pledged to secure the  mortgage  loan.  However,  even with respect to those  mortgage  loans that  provide  for  recourse  against the  mortgagor  and its assets  generally,  there can be no assurance that enforcement of the recourse  provisions will be  practicable,  or that the other  assets of the  mortgagor  will be  sufficient  to permit a recovery  in respect of a defaulted  mortgage  loan in excess of the  liquidation  value of the related  mortgaged  property.  Any risks  associated  with  mortgage  loans  with no or limited recourse  may affect the yield to  maturity of the offered  certificates  to the extent  losses caused by these  risks  which  are not  covered  by credit  enhancement  are  allocated  to the offered certificates.

Certain of the  Underlying  Servicers  May Assign  Their  Servicing  Rights  Under the  Related
Servicing Agreement.

        If  provided in the  related  servicing  agreement,  certain  servicers  may pledge and assign  all of their  right,  title  and  interest  in,  to and  under  the  related  servicing agreement  to one or more lenders  selected by such  servicer in  accordance  with the terms of such  servicing  agreement.  In this  instance,  in the event of a default by a servicer  under the related servicing  agreement,  the servicing with respect to the related mortgage loans may transfer  to a  successor  servicer  satisfying  the  requirements  set  forth  in the  related servicing  agreement,  so long as the  transferee  agrees  to be  subject  to the  terms of the related servicing agreement.

        Investors in the certificates should be aware that any lender who has received a pledge from a servicer will have certain rights in connection with an event of default under the related servicing agreement, including the right to select a new servicer.

The Mortgage Loans May Have Environmental Risks, Which May Result in Increased Losses with
Respect to These Mortgage Loans.

        To the extent  that a servicer or the master  servicer  (in its  capacity as  successor servicer)  for a mortgage  loan  acquires  title to any  related  mortgaged  property  which is contaminated  with or affected by hazardous  wastes or  hazardous  substances,  these  mortgage loans may incur additional  losses. See "Servicing of Mortgage  Loans-Realization  Upon or Sale
of Defaulted  Mortgage Loans" and "Legal Aspects of Mortgage  Loans-Environmental  Legislation"
in the  prospectus.  To the extent these  environmental  risks result in losses on the mortgage loans, the yield to maturity of the offered  certificates,  to the extent not covered by credit enhancement, may be affected.

Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans.

        Applicable  state and local laws generally  regulate  interest rates and other charges, require  specific  disclosure,  and require  licensing of the  originator.  In addition,  other state and  local  laws,  public  policy  and  general  principles  of  equity  relating  to the protection of  consumers,  unfair and deceptive  practices  and debt  collection  practices may apply to the  origination,  servicing and collection of the mortgage loans.  The mortgage loans are also subject to various federal laws.

        Depending  on the  provisions  of  the  applicable  law  and  the  specific  facts  and circumstances  involved,  violations  of these federal or state laws,  policies and  principles may limit the  ability of the trust to collect all or part of the  principal  of or interest on the mortgage  loans,  may entitle the borrower to a refund of amounts  previously  paid and, in addition,  could  subject  the trust to  damages  and  administrative  enforcement.  See "Legal
Aspects of Mortgage Loans" in the prospectus.

        Under the anti-predatory  lending laws of some states, the borrower is required to meet a net tangible  benefits test in connection with the origination of the related  mortgage loan.
This  test may be  highly  subjective  and open to  interpretation.  As a  result,  a court may determine  that a  mortgage  loan  does not meet the  test  even if the  originator  reasonably believed that the test was satisfied at the time of origination.  Any  determination by a court that a  mortgage  loan  does  not meet  the  test  will  result  in a  violation  of the  state anti-predatory  lending  law,  in which case the sponsor  will be  required  to  purchase  that mortgage loan from the trust.

        On the closing date,  the sponsor will represent that each mortgage loan at the time it was  made  complied  in all  material  respects  with  all  applicable  laws  and  regulations, including, without limitation,  usury, equal credit opportunity,  disclosure and recording laws and all  predatory  lending  laws;  and each  mortgage  loan has been  serviced in all material
respects  in  accordance  with  all  applicable  laws  and  regulations,   including,   without
limitation,  usury, equal credit  opportunity,  disclosure and recording laws and all predatory lending  laws  and the  terms of the  related  mortgage  note,  the  mortgage  and  other  loan documents.  In the event of a breach of this  representation,  the sponsor will be obligated to cure the breach or  repurchase or replace the affected  mortgage  loan in the manner  described in the prospectus.

The Return on the Offered Certificates Could be Reduced by Shortfalls Due to The Application
of the Servicemembers Civil Relief Act and Similar State Laws.

        The  Servicemembers'  Civil  Relief Act or the Relief Act,  and similar  state or local laws provide  relief to  mortgagors  who enter active  military  service and to  mortgagors  in reserve  status  who are  called to active  military  service  after the  origination  of their mortgage  loans.  The military  operations  by the United  States in Iraq and  Afghanistan  has
caused an  increase  in the  number  of  citizens  in active  military  duty,  including  those citizens  previously in reserve status.  Under the Relief Act the interest rate applicable to a mortgage  loan for which the related  mortgagor  is called to active  military  service will be reduced from the percentage  stated in the related  mortgage note to 6.00%.  This interest rate reduction  and any  reduction  provided  under  similar  state or local laws will  result in an interest  shortfall  because neither the master servicer nor the related  servicer will be able to collect  the amount of  interest  which  otherwise  would be  payable  with  respect to such mortgage  loan  if the  Relief  Act or  similar  state  law was not  applicable  thereto.  This shortfall  will not be paid by the  mortgagor  on future  due dates or  advanced  by the master servicer or the related  servicer  and,  therefore,  will  reduce the amount  available  to pay interest to the  certificateholders  on subsequent  distribution dates. We do not know how many mortgage  loans in the  mortgage  pool have been or may be affected by the  application  of the
Relief Act or similar  state law. In addition,  the Relief Act imposes  limitations  that would impair the  ability of the master  servicer  or servicer  to  foreclose  on an affected  single
family  loan  during  the   mortgagor's   period  of  active  duty  status,   and,  under  some
circumstances,  during an  additional  three month period  thereafter.  Thus, in the event that the Relief Act or similar  legislation or  regulations  applies to any mortgage loan which goes into  default,  there may be delays in payment  and losses on the  certificates  in  connection therewith.  Any  other  interest  shortfalls,  deferrals  or  forgiveness  of  payments  on the mortgage  loans  resulting  from similar  legislation  or  regulations  may result in delays in payments or losses to holders of the offered certificates.

                                       THE MORTGAGE POOL

General

        References to percentages of the mortgage loans unless  otherwise  noted are calculated based on the aggregate unpaid principal balance of the mortgage loans as of the Cut-off Date.

        All of the mortgage  loans will be acquired by the depositor on the date of issuance of the Offered  Certificates from the sponsor,  an affiliate of the depositor and the underwriter, pursuant to the Mortgage  Loan  Purchase  Agreement.  The Sponsor  acquired the mortgage  loans directly in privately  negotiated  transactions.  See "Mortgage  Loan  Origination-General"  in this prospectus supplement.

        We have  provided  below and in Schedule A to this  prospectus  supplement  information with  respect  to the  conventional  mortgage  loans  that we expect to  include in the pool of mortgage  loans in the trust fund as of the Closing  Date.  Prior to the closing  date of March
30, 2007,  we may remove  mortgage  loans from the mortgage  pool and we may  substitute  other mortgage loans for the mortgage loans we remove.  The Depositor  believes that the  information set forth in this prospectus  supplement will be representative of the  characteristics  of the mortgage pool as it will be constituted at the time the Certificates  are issued,  although the range of mortgage  rates and  maturities  and other  characteristics  of the mortgage loans may vary.  The actual  mortgage  loans  included in the trust fund as of the Closing  Date may vary from the mortgage  loans as described in this  prospectus  supplement by up to plus or minus 5%
as to  any  material  characteristics  described  herein.  If,  as of  the  Closing  Date,  any material pool  characteristic  differs by 5% or more from the  description  in this  prospectus supplement,  revised  disclosure will be provided either in a supplement or in a Current Report on Form 8-K.

        The mortgage pool will initially consist of 2,286 first lien  adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium  units,  having an aggregate unpaid principal  balance as of the Cut-off Date of  approximately  $775,891,012.  As of the Closing Date,  the mortgage  loans have  original  terms to maturity of not greater than
30 years.

        The mortgage  loans will be selected for inclusion in the mortgage pool based on rating agency criteria,  compliance with  representations  and warranties,  and conformity to criteria relating to the  characterization  of securities for tax,  ERISA,  SMMEA,  Form S-3 eligibility and other legal purposes.

        The mortgage  pool has been divided  into two primary loan groups,  designated  as Loan
Group I and Loan Group II. The  mortgage  loans in Loan Group I and Loan Group II are  referred to herein as the group I mortgage  loans and the group II  mortgage  loans,  respectively.  The mortgage pool and the  characteristics  of the mortgage loans consisting of each Loan Group and sub-group are more fully described below and in Schedule A to this prospectus supplement.

        Loan Group I will consist of 1,348 first lien  adjustable-rate  mortgage  loans secured by one- to  four-family  residences  and  individual  condominium  units,  having an  aggregate
unpaid  principal  balance  as  of  the  Cut-off  Date  of  approximately   $453,634,421  after
application of scheduled payments due on or before the Cut-off Date whether or not received.

        Loan Group II will consist of 938 first lien adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium  units,  having an aggregate unpaid principal  balance as of the Cut-off Date of approximately  $322,256,590,  after application of scheduled payments due on or before the Cut-off Date whether or not received.

        The mortgage  loans are being  serviced as described  below under "The Master  Servicer and the  Servicers."  The mortgage  loans were  originated  in accordance  with the  guidelines described in "Mortgage Loan  Origination"  below.  The following  paragraphs and the tables set forth in Schedule A set forth additional information with respect to the mortgage pool.(1)

        All of the mortgage  loans are  adjustable  rate mortgage  loans.  Generally,  after an initial  fixed-rate  period,  the interest  rate borne by the  mortgage  loans will be adjusted based  on  various  indices.  The  mortgage  loans  will be  adjusted  semi-annually  based  on
Six-Month  LIBOR or annually  based on One-Year  LIBOR or One-Year  Treasury,  each referred to herein as an Index,  computed in accordance  with the related note, plus (or minus) the related gross  margin,  generally  subject to  rounding  and to certain  other  limitations,  including generally a maximum  lifetime  mortgage rate and in certain cases a minimum  lifetime  mortgage rate and in certain cases a maximum upward or downward  adjustment on each interest  adjustment date.

        For any mortgage loan, the Loan-to-Value  Ratio is the principal balance at origination divided  by the  lesser of (i) the sales  price and (ii) the  original  appraised  value of the related  mortgaged  property,  except in the case of a refinanced  mortgage loan, in which case the appraised  value is used.  Approximately  100% and 100% of the Loan Group I mortgage  loans and Loan Group II  mortgage  loans,  respectively,  with  Loan-to-Value  Ratios at  origination exceeding 80% are covered by Primary  Insurance  Policies (as defined in the  prospectus).  See
"Description  of  Primary  Mortgage  Insurance,  Hazard  Insurance;  Claims  Thereunder-Primary
Mortgage Insurance Policies" in the prospectus.

        All of the mortgage loans that are not assumable have  scheduled  monthly  payments due on the Due Date. Each such mortgage loan will contain a customary "due-on-sale" clause.

Billing and Payment Procedures

        The majority of the mortgage  loans require  monthly  payments to be made no later than either the 1st or 15th day of each month,  with a grace period.  The applicable  servicer sends monthly  billing  statements to borrowers that are  automatically  generated after payments are received.  If no payment is  received by the day that the late  charge is  assessed,  a billing statement is automatically  generated.  Borrowers may elect for monthly payments to be deducted automatically  from deposit  accounts and may make payments by various means,  including online transfers  and phone  payment,  although an  additional  fee may be charged  for these  payment methods.

Prepayment Charges on the Mortgage Loans

        Approximately  44.84% and  29.29% of the Loan Group I mortgage  loans and Loan Group II mortgage loans,  respectively,  currently  provide for payment by the mortgagor of a prepayment charge  in  connection  with  some  prepayments.  The  amount  of the  prepayment  charge is as provided in the related  mortgage note, and the prepayment  charge will generally  apply if, in any  twelve-month  period during the first year,  first three years,  first five years or other period as provided in the related  mortgage note from the date of  origination  of the mortgage loan,  the  mortgagor  prepays an aggregate  amount  exceeding  20% of the  original  principal balance of the  mortgage  loan or another  amount  permitted by  applicable  law. The amount of the  prepayment  charge will,  for the majority of the  mortgage  loans,  be equal to 6 months'
advance  interest  calculated  on the basis of the  mortgage  rate in effect at the time of the prepayment  on the amount  prepaid in excess of 20% of the  original  principal  balance of the mortgage  loan,  but it may be a lesser or greater  amount as provided in the related  mortgage note.  A  prepayment  charge may not apply  with  respect  to a sale of the  related  mortgaged property, and in some circumstances, such as illegality, may be unenforceable.

___________________________
(1)     The  description  herein and in Schedule A hereof of the  mortgage  loans is based upon estimates  of the  composition  thereof as of the  Cut-off  Date,  as  adjusted  to reflect the
Stated Principal  Balances as of the Cut-off Date.  Prior to the issuance of the  Certificates, mortgage  loans may be removed as a result of (i) principal  prepayments  thereof in full prior to March 1,  2007,  (ii)  requirements  of  Moody's,  S&P or DBRS,  or (iii)  delinquencies  or otherwise.  In any  such  event,  other  mortgage  loans  may be  included  in the  trust.  The
Depositor  believes  that the  estimated  information  set forth  herein  with  respect  to the mortgage loans as presently  constituted is  representative of the  characteristics  thereof at the time the Certificates are issued,  although certain  characteristics  of the mortgage loans may vary.

        The  holders  of the  Class XP  Certificates  will be  entitled  to all the  prepayment charges  received on the related  mortgage loans to the extent such prepayment  charges are not retained  by the  related  servicer  in  accordance  with the  terms of the  related  servicing agreement.  No prepayment  charges will be available for  distribution  on any other classes of
Certificates.  The  Master  Servicer  shall not  waive  (or  permit a  servicer  to waive)  any
prepayment  charge  unless:  (i)  the  enforceability   thereof  shall  have  been  limited  by
bankruptcy,   insolvency,   moratorium,   receivership  and  other  similar  laws  relating  to
creditors' rights generally,  (ii) the enforcement  thereof is illegal,  or any local, state or federal agency has threatened  legal action if the  prepayment  penalty is enforced,  (iii) the mortgage debt has been  accelerated  in  connection  with a  foreclosure  or other  involuntary payment or (iv) such waiver is standard and customary in servicing  similar  mortgage loans and relates  to a  default  or a  reasonably  foreseeable  default  and  would,  in the  reasonable judgment of the Master  Servicer,  maximize  recovery of total proceeds taking into account the value of such prepayment  charge and the related  mortgage loan.  Accordingly,  there can be no assurance  that the prepayment  charges will have any effect on the  prepayment  performance of the mortgage loans.

        Certain  prepayment charges are classified as "hard" prepayment  charges,  meaning that the  mortgagor has to cover the  prepayment  charge  regardless  of the reason for  prepayment, while others are  classified as "soft,"  meaning that the mortgagor has to cover the prepayment charge  unless the  mortgagor  has conveyed the related  mortgaged  property to a  third-party.
The  sponsor  does  not  have  information  with  respect  to the  percentage  of each  type of prepayment charge included in the pool of mortgage loans.

Special Characteristics of the Mortgage Loans

        Interest  Only  Loans.  Approximately  85.23%  and  87.81% of the Loan Group I mortgage loans and Loan Group II mortgage loans,  respectively,  will require  payments of interest only for the initial period set forth in the related mortgage note.

        Assumable  Mortgage  Loans.  Approximately  76.75%  and  83.50%  of the  Loan  Group  I
mortgage  loans and Loan Group II mortgage  loans,  respectively,  are  assumable in accordance with  the  terms  of the  related  mortgage  note.  See  "Yield  on the  Certificates"  in this prospectus supplement and "Maturity and Prepayment Considerations" in the prospectus.

        Lender-Paid  PMI  Loans.  Approximately  8.33% and 9.34% of the Loan  Group I  mortgage loans and Loan Group II mortgage  loans,  respectively,  are covered by a  lender-paid  primary mortgage insurance policy.

Indices on the Mortgage Loans

        Six-Month  LIBOR.  Approximately  87.41% and 69.37% of the Loan Group I mortgage  loans and Loan Group II mortgage loans,  respectively,  will adjust  semiannually  based on Six-Month
LIBOR.  Six-Month  LIBOR  will be a per annum rate equal to the  average of  interbank  offered rates for six-month U.S.  dollar-denominated  deposits in the London market based on quotations of major banks as published in The Wall Street  Journal and are most  recently  available as of the time specified in the related mortgage note.

        The  following  does not purport to be  representative  of future  levels of  Six-Month
LIBOR.  No assurance can be given as to the level of Six-Month  LIBOR on any adjustment date or during the life of any mortgage loan with an Index of Six-Month LIBOR.

                                                      Six-Month LIBOR
                                  _________________________________________________________
Date                              2002        2003      2004      2005       2006      2007
___________________________________________________________________________________________
January 1................         2.03%       1.38%     1.22%     2.78%      4.71%     5.37%
February 1...............         2.08        1.35      1.21      2.97       4.82      5.40
March 1..................         2.04        1.34      1.17      3.19       5.26      5.33
April 1..................         2.36        1.23      1.16      3.39       5.14
May 1....................         2.12        1.29      1.38      3.41       5.22
June 1...................         2.08        1.21      1.60      3.54       5.39
July 1...................         1.95        1.12      1.89      3.73       5.59
August 1.................         1.87        1.21      1.99      3.95       5.51
September 1..............         1.80        1.20      1.98      4.00       5.43
October 1................         1.71        1.14      2.20      4.27       5.37
November 1...............         1.60        1.23      2.32      4.47       5.39
December 1...............         1.47        1.27      2.63      4.63       5.35

        One-Year LIBOR.  Approximately  9.04% and 30.63% of the Loan Group I mortgage loans and
Loan Group II mortgage  loans,  respectively,  will adjust  annually  based on One-Year  LIBOR.
One-Year  LIBOR will be a per annum rate equal to the average of  interbank  offered  rates for one-year  U.S.  dollar-denominated  deposits in the London  market based on quotations of major banks as published in The Wall Street  Journal and are most  recently  available as of the time specified in the related mortgage note.

        The  following  does not  purport to be  representative  of future  levels of  One-Year
LIBOR.  No assurance can be given as to the level of One-Year LIBOR on any  adjustment  date or during the life of any mortgage loan with an Index of One-Year LIBOR.

                                                      Six-Month LIBOR
                                  _________________________________________________________
Date                              2002        2003      2004      2005       2006      2007
___________________________________________________________________________________________
January 1................       2.49%      1.45%       1.48%      3.10%      4.85%      5.37%
February 1...............       2.43       1.38        1.37       2.98       5.15       5.43
March 1..................       3.00       1.28        1.34       2.55       5.38       5.24
April 1..................       2.63       1.36        1.81       3.81       5.29
May 1....................       2.59       1.21        2.08       3.78       5.38
June 1...................       2.28       1.19        2.11       3.76       5.50
July 1...................       2.09       1.16        2.38       3.90       5.69
August 1.................       1.90       1.44        2.30       4.22       5.54
September 1..............       1.73       1.45        2.46       4.13       5.41
October 1................       1.64       1.24        2.49       4.68       5.30
November 1...............       1.73       1.48        2.54       4.74       5.34
December 1...............       1.45       1.60        2.96       4.82       5.27

        One-Year U.S.  Treasury.  Approximately  3.55% of the Loan Group I mortgage  loans will be based on the  weekly  average  yield on U.S.  Treasury  securities  adjusted  to a  constant maturity of one year, or One-Year U.S.  Treasury,  as reported by the Federal  Reserve Board in statistical  Release No. H.15(519),  or the Release,  as most recently available as of the date forty-five  days,  thirty-five  days or  thirty  days  prior to the  adjustment  date or on the adjustment  date as published in the place  specified in the related  mortgage note and as made available as of the date  specified in the related  mortgage  note. In the event that the Index specified  in a mortgage  note is no longer  available,  an index  that is based on  comparable information  will be selected  by the Master  Servicer,  to the extent  that it is  permissible under the terms of the related mortgage note and mortgage.

                                    STATIC POOL INFORMATION

        The depositor will provide  static pool  information,  material to this offering,  with respect to the  experience  of the  sponsor  in  securitizing  asset  pools of the same type at
http://www.bearstearns.com/transactions/sami_ii/balta2007-2/index.html.

        Information  provided  through the  internet  address  above will not be deemed to be a part of this prospectus  supplement or the  registration  statement for the securities  offered hereby if it relates to any prior  securities  pool  formed  before  January 1, 2006 or vintage data  related to periods  before  January 1, 2006,  or with  respect to the  mortgage  pool (if applicable) for any period before January 1, 2006.

                                      THE ISSUING ENTITY

        Bear  Stearns  ALT-A Trust  2007-2 is a common law trust  formed  under the laws of the
State  of New  York  pursuant  to the  Agreement.  The  Agreement  constitutes  the  "governing instrument"  under the laws of the State of New York.  After its formation,  Bear Stearns ALT-A
Trust  2007-2  will not  engage in any  activity  other  than (i)  acquiring  and  holding  the mortgage  loans and the other  assets of the trust and  proceeds  therefrom,  (ii)  issuing the certificates,  (iii) making payments on the  certificates and (iv) engaging in other activities that are  necessary,  suitable or  convenient to  accomplish  the  foregoing or are  incidental thereto or connected  therewith.  The foregoing  restrictions  are contained in the  Agreement.
For a  description  of  other  provisions  relating  to  amending  the  Pooling  and  Servicing
Agreement, please see "The Agreements- Amendment" in the prospectus.

        The assets of Bear Stearns  ALT-A Trust  2007-2 will consist of the mortgage  loans and certain related assets.

        Bear Stearns ALT-A Trust 2007-2's fiscal year end is December 31.

                                         THE DEPOSITOR

        Structured  Asset Mortgage  Investments  II Inc.,  referred to herein as the Depositor, was formed in the state of Delaware on June 10, 2003, and is a  wholly-owned  subsidiary of The
Bear Stearns  Companies  Inc. The  Depositor was organized for the sole purpose of serving as a private secondary  mortgage market conduit.  The Depositor does not have, nor is it expected in the future to have, any significant assets.

        The  Depositor  has been serving as a private  secondary  mortgage  market  conduit for residential  mortgage  loans since 2003.  As of  December  31,  2006,  the  Depositor  has been involved in the issuance of securities  backed by residential  mortgage loans of  approximately
$137,650,514,879.  In conjunction  with the Sponsor's  acquisition of the mortgage  loans,  the
Depositor  will execute a mortgage  loan  purchase  agreement  through  which the loans will be transferred  to itself.  These loans are  subsequently  deposited  in a common law or statutory trust, described herein, which will then issue the Certificates.

        After issuance and  registration  of the  securities  contemplated  in this  prospectus supplement  and any  supplement  hereto,  the  Depositor  will  have no  significant  duties or responsibilities with respect to the pool assets or the securities.

        The Depositor's  principal  executive  offices are located at 383 Madison  Avenue,  New
York, New York 10179.  Its telephone number is (212) 272-2000.

                                          THE SPONSOR

        The sponsor,  EMC Mortgage  Corporation,  referred to herein as EMC or the Sponsor, was incorporated  in the State of Delaware on  September  26, 1990,  as a wholly  owned  subsidiary corporation  of The Bear Stearns  Companies  Inc., and is an affiliate of the Depositor and the
Underwriter.  The Sponsor was  established  as a mortgage  banking  company to  facilitate  the purchase  and  servicing of whole loan  portfolios  containing  various  levels of quality from
"investment  quality" to varying degrees of  "non-investment  quality" up to and including real estate owned assets ("REO"). The Sponsor commenced operation in Texas on October 9, 1990.

        The Sponsor maintains its principal office at 2780 Lake Vista Drive, Lewisville,  Texas
75067.  Its telephone number is (214) 626-3800.

        Since  its  inception  in  1990,  the  sponsor  has  purchased  over  $100  billion  in residential  whole loans and servicing  rights,  which include the purchase of newly originated alternative  A, jumbo  (prime) and  sub-prime  loans.  Loans are  purchased  on a bulk and flow basis.  The Sponsor is one of the United  States'  largest  purchasers  of scratch and dent and sub-performing  residential  mortgages  and REO from  various  institutions,  including  banks, mortgage  companies,  thrifts and the U.S.  government.  Loans are generally purchased with the ultimate strategy of securitization into an array of Bear Stearns'  securitizations  based upon product type and credit  parameters,  including  those where the loan has become  re-performing or cash-flowing.

        Performing  loans  include  first lien fixed rate and ARMs, as well as closed end fixed rate second  liens and lines of credit  ("HELOCs").  Performing  loans  acquired by the Sponsor are subject to varying  levels of due diligence  prior to purchase.  Portfolios may be reviewed for credit,  data integrity,  appraisal  valuation,  documentation,  as well as compliance with certain laws.  Performing  loans purchased will have been originated  pursuant to the Sponsor's underwriting  guidelines or the  originator's  underwriting  guidelines  that are acceptable to the Sponsor.

        Subsequent to purchase by the Sponsor,  performing loans are pooled together by product type and credit  parameters  and  structured  into RMBS,  with the  assistance of Bear Stearns'
Financial  Analytics and  Structured  Transactions  Group,  for  distribution  into the primary market.

        The  Sponsor  has  been  securitizing   residential  mortgage  loans  since  1999.  The
following  table  describes  size,  composition  and growth of the Sponsor's total portfolio of assets it has securitized as of the dates indicated.

                        December 31, 2003           December 31, 2004          December 31, 2005          December 31, 2006
____________________________________________________________________________________________________________________________________
                               TotalPortfolio             Total Portfolio             Total Portfolio              Total Portfolio
Loan Type             Number     of Loans         Number        of Loans        Number      of Loans        Number     of Loans
____________________________________________________________________________________________________________________________________
Alt-A ARM......       12,268   $3,779,319,393.84   44,821  $11,002,497,283.49  73,638 $19,087,119,981.75   61,738 $18,656,292,603.55
Alt-A Fixed....       15,907    3,638,653,583.24   15,344    4,005,790,504.28  17,294   3,781,150,218.13   11,514   2,752,302,975.51
HELOC..........           -              -           -              -           9,309     509,391,438.93   18,730   1,280,801,433.05
Prime ARM......       16,279    7,179,048,567.39   30,311   11,852,710,960.78  27,384  13,280,407,388.92    7,050   3,481,137,519.89
Prime Fixed....        2,388    1,087,197,396.83    1,035      509,991,605.86   3,526   1,307,685,538.44    6,268  1,313,449,131,.86
Prime Short Duration
ARM (incl. Neg-Am
ARM)...........        7,089    2,054,140,083.91   23,326    7,033,626,375.35  38,819  14,096,175,420.37   61,973  23,396,979,620.82
Reperforming...        2,800      247,101,330.36    2,802      311,862,677.46   2,877     271,051,465.95    1,084     115,127,847.83
Seconds........            -               -       14,842      659,832,093.32 114,899   5,609,656,263.12  116,576   6,697,082,133.33
SubPrime.......       29,303    2,898,565,285.44   98,426   13,051,338,552.19 101,156  16,546,152,274.44   60,796  11,394,775,124.07
                     _______________________________________________________________________________________________________________
Totals.........       86,034  $20,884,025,641.01  230,907  $48,427,650,052.73 388,902 $74,488,789,990.05  345,729 $69,087,948,389.91
                     _______________________________________________________________________________________________________________

        With respect to some of the  securitizations  organized by the sponsor,  a  "step-down"
trigger has  occurred  with  respect to the loss and  delinquency  experience  of the  mortgage loans included in those  securitizations  resulting in a sequential payment of principal to the related  certificates,  from the  certificates  with the highest  credit rating to the one with the lowest rating. In addition,  with respect to one  securitization  organized by the sponsor, a servicing trigger required by the related financial  guaranty insurer has occurred;  however, the insurer has granted extensions enabling the normal servicing activities to continue.

        The Sponsor has received a civil  investigative  demand  (CID),  from the Federal Trade
Commission (FTC),  seeking documents and data relating to the Sponsor's  business and servicing practices.  The  CID  was  issued  pursuant  to a  December  8,  2005  resolution  of  the  FTC authorizing  non-public  investigations of various unnamed subprime lenders, loan servicers and loan brokers to determine  whether there have been violations of certain  consumer  protections laws. The Sponsor is cooperating with the FTC's inquiry.

                             THE MASTER SERVICER AND THE SERVICERS

General

        Wells Fargo Bank, National  Association,  referred to in this prospectus  supplement as
Wells Fargo or the Master  Servicer,  will act as the Master Servicer of the mortgage loans and as  Securities  Administrator  pursuant  to the Pooling and  Servicing  Agreement,  referred to herein as the Agreement,  dated as of the Cut-off Date, among the Depositor,  the Sponsor,  the
Master Servicer,  the Securities  Administrator  and the Trustee.  Wells Fargo will also act as a Custodian pursuant to the related  Custodial Agreement.

        Approximately  89.26% and  71.54% of the Loan Group I mortgage  loans and Loan Group II mortgage  loans,  respectively,  will be  serviced  by the  Sponsor.  Approximately  3.69%  and
24.26% of the Loan Group I mortgage loans and Loan Group II mortgage loans, respectively,  will be  serviced  by HSBC.  The  remainder  of the  mortgage  loans  will be  serviced  by  various servicers,  none of which will service more than 10% of the mortgage  loans in the aggregate of each Loan Group.  Each  Servicer  will  service the  mortgage  loans in  accordance  with their respective  servicing  agreements  which are  collectively  referred to herein as the Servicing
Agreements.  Each of the  Servicing  Agreements  will require,  among other  things,  that each
Servicer  accurately  and fully report its borrower  credit files to credit  repositories  in a timely manner.  Each of the Servicing  Agreements  will be assigned to the trust pursuant to an assignment,  assumption and recognition  agreements among the related mortgage loan originator, the  related  Servicer,  the  Sponsor  and the  Trustee  on behalf  of the  certificateholders;
provided,  however,  that the Sponsor will retain the right to enforce the  representations and warranties  made to it by each  Servicer  with  respect  to the  related  mortgage  loans.  The
Servicers will be  responsible  for the servicing of the mortgage loans pursuant to the related
Servicing  Agreement,  and the Master  Servicer will be required to monitor their  performance.
In the event of a default by a  Servicer  under the  related  Servicing  Agreement,  the Master
Servicer  will be required  to enforce any  remedies  against  the related  Servicer  and shall either find a successor  servicer or shall  assume the primary  servicing  obligations  for the related mortgage loans itself.

        The  information  set forth in the  following  paragraph  with  respect  to the  Master
Servicer has been provided by the Master Servicer.

The Master Servicer

        Wells Fargo is a national  banking  association and a wholly-owned  subsidiary of Wells
Fargo & Company.  A diversified  financial  services company with approximately $483 billion in assets,  23+ million  customers and 167,000+  employees as of September 30, 2006, Wells Fargo &
Company is a U.S.  bank holding  company  providing  banking,  insurance,  trust,  mortgage and consumer  finance  services  throughout  the United  States and  internationally.  Wells  Fargo provides  retail and  commercial  banking  services and corporate  trust,  custody,  securities lending,  securities transfer,  cash management,  investment management and other financial and fiduciary  services.  The  Depositor,  the Sponsor and the servicers  may maintain  banking and other  commercial  relationships  with Wells Fargo and its  affiliates.  Wells Fargo  maintains principal  corporate  trust offices  located at 9062 Old  Annapolis  Road,  Columbia,  Maryland
21045-1951  (among  other  locations)  and its  office for  certificate  transfer  services  is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

        Wells Fargo acts as Master Servicer  pursuant to the Agreement.  The Master Servicer is responsible  for the  aggregation  of monthly  servicer  reports  and  remittances  and for the oversight of the  performance of the servicers  under the terms of their  respective  servicing
agreements.   In  particular,   the  Master  Servicer  independently  calculates  monthly  loan balances  based on servicer  data,  compares  its results to  servicer  loan-level  reports and reconciles  any  discrepancies  with the  servicers.  The  Master  Servicer  also  reviews  the servicing of  defaulted  loans for  compliance  with the terms of the  Agreement.  In addition, upon the  occurrence  of certain  Servicer  events of default  under the terms of any servicing agreement,  the Master  Servicer may be required to enforce  certain  remedies on behalf of the
Trust and at the direction of the Trustee  against such  defaulting  servicer.  Wells Fargo has been  engaged in the  business of master  servicing  since June 30,  1995.  As of December  31,
2006,  Wells Fargo was acting as master servicer for  approximately  1427 series of residential mortgage-backed  securities with an aggregate  outstanding  principal  balance of approximately
$748,854,000,000.

        Wells  Fargo  serves  or has  served  within  the past two  years as  warehouse  master servicer  for various  mortgage  loans owned by the Sponsor or an  affiliate of the Sponsor and anticipates  that one or more of those mortgage  loans may be included in the Trust.  The terms of the warehouse  master  servicing  agreement under which those services are provided by Wells
Fargo are customary for the mortgage-backed securitization industry.

        Wells Fargo serves or may have served within the past two years as loan file  custodian for  various  mortgage  loans  owned  by  the  Sponsor  or an  affiliate  of  the  Sponsor  and anticipates  that one or more of those mortgage  loans may be included in the Trust.  The terms of any  custodial  agreement  under  which  those  services  are  provided  by Wells  Fargo are customary  for the  mortgage-backed  securitization  industry  and  provide  for the  delivery, receipt, review and safekeeping of mortgage loan files.

The Servicers

        EMC, HSBC and various other servicers,  none of which will service more than 10% of the mortgage  loans in the  aggregate  of either  Loan Group I or Loan Group II,  will  service the related mortgage loans in accordance with their  respective  Servicing  Agreements,  which will be assigned to the trust on the Closing Date.

EMC  Mortgage Corporation

        For a  further  description  of EMC,  please  see  "The  Sponsor"  in  this  prospectus supplement.  EMC will service the mortgage  loans in  accordance  with the  description  of the applicable  servicing procedures  contained in this section of the prospectus  supplement.  EMC has been servicing residential mortgage loans since 1990.

        The  principal   business  of  EMC  since  inception  has  been   specializing  in  the
acquisition,  securitization,  servicing and  disposition of mortgage  loans.  EMC's  servicing portfolio consists primarily of two categories:

               o      "performing  loans," or performing  investment  quality loans serviced for EMC's own  account or the  account  of Fannie  Mae,  Freddie  Mac, private mortgage conduits and various institutional investors; and

               o      "non-performing   loans,"  or  non-investment  grade,   sub-performing
                      loans,  nonperforming  loans and REO properties serviced for EMC's own account and for the account of  investors  in  securitized  performing and non-performing collateral transactions.

        As of December 31, 2006, EMC was acting as servicer for  approximately  280 series of
residential   mortgage-backed  securities  and  other  mortgage  loans  with  an  outstanding principal balance of approximately $72 billion.

        The following table describes size, composition and growth of EMC's total residential mortgage loan servicing portfolio as of the dates indicated.

                       As of December 31, 2003                    As of December 31, 2004
____________________________________________________________________________________________________________
                                     Percent by  Percent by                             Percent  Percent by
              No. of                   No. of     Dollar    No. of                      by No.    Dollar
 Loan Type    Loans    Dollar Amount   Loans      Amount    Loans     Dollar Amount    of Loans   Amount
_____________________________________________________________________________________________________________
Alt-A Arm       2,439    $653,967,869    1.40%      4.75%     19,498   $4,427,820,708       7.96%    15.94%
Alt-A Fixed    19,396   3,651,416,057   11.14      26.51      25,539    4,578,725,474      10.43     16.48
PrimeArm.       7,978     868,798,348    4.58       6.31       8,311    1,045,610,016       3.39      3.76
PrimeFixed     16,377   1,601,411,492    9.40      11.63      14,560    1,573,271,575       5.95      5.66
Seconds..      25,290     690,059,169   14.52       5.01      39,486    1,381,961,156      16.13      4.98
Subprime.      76,166   5,058,932,126   43.73      36.73     114,436   13,706,363,250      46.74     49.34
Other....      26,523   1,249,014,373   15.23       9.07      23,010    1,063,682,460       9.40      3.83
              ______________________________________________________________________________________________
Total....     174,169  $13,773,599,43  100.00%    100.00%    244,840  $27,777,434,635     100.00%   100.00%
              ______________________________________________________________________________________________

                       As of December 31, 2005                    As of December 31, 2006
____________________________________________________________________________________________________________
                                      Percent by  Percent by                             Percent  Percent by
              No. of                    No. of     Dollar    No. of                      by No.    Dollar
 Loan Type    Loans    Dollar Amount    Loans      Amount    Loans     Dollar Amount    of Loans   Amount
____________________________________________________________________________________________________________
Alta-A Arm     57,510   $13,625,934,322  12.69%   23.00%     52,563   $13,691,917,206     10.87%      19.03%
Alt-A Fixed    17,680     3,569,563,860   3.90     6.03      24,841     5,066,670,855      5.14        7.04
Prime Arm       7,428     1,010,068,679   1.64     1.71       6,374       879,656,182      1.32        1.22
Prime Fixed    15,975     2,140,487,566   3.52     3.61      14,872     2,152,608,940      3.08        2.99
Seconds.      155,510     7,164,515,427  34.31    12.10     169,022     8,428,612,513     34.97       11.71
Subprime      142,890    20,373,550,691  31.53    34.40     132,808    20,106,000,306     27.47       27.94
Other...       56,216    11,347,144,056  12.40    19.16      82,918    21,636,703,709     17.15       30.07
              ______________________________________________________________________________________________
Total...      453,209   $59,231,264,599 100.00%  100.00%    483,398   $71,962,169,710    100.00%     100.00%
              ______________________________________________________________________________________________

HSBC Mortgage Corporation (USA)

    Background

        HSBC Mortgage  Corporation  (USA), a Delaware  corporation,  is a direct,  wholly-owned subsidiary  of HSBC Bank USA N.A and an  indirect,  wholly-owned  subsidiary  of HSBC  Holdings
plc.   HSBC is one of the largest banking and financial services organizations in the world.

        HSBC  Mortgage  Corporation  (USA)  ("HSBC")  was  incorporated  in 1985 as a  separate mortgage  company  and  has  been  servicing  mortgage  loans  since  that  time.  HSBC  is  an experienced  residential  mortgage  loan  servicer  headquartered  in Depew,  N.Y. (a suburb of
Buffalo).  HSBC  continues  to  build  its  servicing  portfolio  through  organic  growth  and acquisitions.  HSBC is an approved  mortgage loan servicer for Fannie Mae,  Freddie Mac, Ginnie
Mae,  HUD and VA. The  mortgage  loans  serviced  by HSBC are  primarily  first-lien,  fixed or adjustable rate loans secured by single-family residences.

    Historical Servicing Information

Total Portfolio - Principal Balances

                            12/31/2002 12/31/2003  12/31/2004  12/31/2005 12/31/2006
                            ________________________________________________________
 Principal Balance ($MM)    44,603      55,197      65,917      66,254      66,795

        Current %            97.93%      98.46%      98.87%      98.00%      97.57%
30 - 59 days delinquent %     1.42%       1.01%       0.73%       1.35%       1.52%
60 - 89 days delinquent %     0.23%       0.17%       0.14%       0.27%       0.33%
  90+ days delinquent %       0.18%       0.16%       0.12%       0.24%       0.35%
    Total delinquent %        1.83%       1.34%       0.99%       1.86%       2.20%

      Foreclosure %           0.20%       0.15%       0.11%       0.10%       0.15%
          REO %               0.04%       0.03%       0.03%       0.04%       0.08%
       Bankruptcy %           0.28%       0.24%       0.19%       0.26%       0.21%

      Note:  Principal Balance includes first and second mortgages, active Home
             Equity Lines of Credit and REOs.  Overall delinquencies increased in
             December 2005 with the addition of $1.2B in Subprime second mortgages.
             Historical information from 2002-2005 was re-stated from prior disclosures because of a change in reporting methodology.

Total Portfolio - Units
                          12/31/2002   12/31/2003  12/31/2004  12/31/2005  12/31/2006
                          ___________________________________________________________
  Number of Accounts       336,581      375,696     394,664     422,357     433,233

       Current %             97.06%       97.69%      98.08%      96.09%      95.95%
30 - 59 days delinquent %     1.93%        1.46%       1.18%       2.47%       2.37%
60 - 89 days delinquent %     0.38%        0.28%       0.25%       0.59%       0.65%
 90+ days delinquent %        0.29%        0.27%       0.24%       0.61%       0.75%
  Total delinquent %          2.60%        2.01%       1.67%       3.67%       3.77%

     Foreclosure %            0.27%        0.24%       0.19%       0.16%       0.19%
         REO %                0.07%        0.06%       0.06%       0.07%       0.10%
     Bankruptcy %             0.47%        0.44%       0.41%       0.54%       0.49%

      Note: Number of Accounts includes first and second mortgages, active Home
            Equity Lines of Credit (with and without balances) and REOs.  Overall delinquencies increased in December 2005 with the addition of 30M subprime second mortgages.  Historical information from 2002-2005 was re-stated from prior disclosures because of a change in reporting methodology.

        Servicing

        HSBC has  standard  policies  and  procedures  in place along with  effective  internal controls to manage its mortgage  servicing  responsibilities  in  accordance  with the terms of the applicable Servicing  Agreements.  Mortgage servicing includes,  but is not limited to, the following functions:

       1.    Payment collection and  administration,  including adjusting interest rates and payments as required on adjustable rate mortgages;
       2.    Investor remittances and reporting;
       3.    Delinquent loan management,  including, as applicable, collection efforts, loss
             mitigation,   bankruptcy,    foreclosure,   property   preservation,   property
             disposition and recovery;
       4.    Escrow  administration,  including  collection  and  disbursement  of funds for payment of real estate taxes and insurance,  monitoring payment status of taxes and insurance, and force-placing insurance coverage as required;
       5.    Tax-related reporting as required, and
       6.    Customer relationship management,  including providing various service options, such as telephone, voice response unit system, website or HSBC branches.

        While  growing its  servicing  portfolio,  HSBC has  effectively  managed its  employee capacities at modest levels through its emphasis on implementing  and upgrading  technology and reengineering  workflows.  HSBC has a seasoned  management team with acceptable  turnover rates contributing to a very stable  loan-servicing  environment.  No material changes to policies or procedures have occurred during the past three years.

        HSBC performs  mortgage  servicing  audits to mitigate risk of loss to investors.  HSBC has also  achieved  FHLMC  Tier 1 ratings  for seven  years and "2006  Hall of Fame"  award for continued  Tier 1 ratings for at least two quarters  each year for seven years in a row without incurring foreclosure timeline penalties.

        HSBC  operates  in a highly  efficient  automated  environment,  with a  well-developed disaster recovery and business continuity plan in place.

        Delinquent Loan Servicing

        HSBC's  customer  contact  process  is  designed  to  prevent  delinquencies,  identify problems early on,  effectively  manage delinquent  loans,  retain  home-ownership  and prevent losses.  Welcome Calls are made to all new  customers,  verifying  their  contact  information, confirming  their payment terms and providing  answers to any questions they may have.  Monthly
Mortgage  Statements  are sent to borrowers in advance of the due date.  Additional  statements and correspondence are sent if the payments are not received by the end of the grace period.

        Both  Customer  Service  Representatives  and  Early-stage  Collectors  are  trained to recognize  payment  problems  and  resolve  them  without  advancing  the  delinquency.  HSBC's automated loan servicing system automatically  identifies  delinquent loans and assigns them to
an  appropriate   collection  queue.   Early-stage  Collectors  will  attempt  to  contact  the
borrowers via  telephone to remind them of the  outstanding  payment.  Depending on the type of loan and risk  profile of the  borrower,  these calls will start from 1 to 20 days past the due date.  The  collector  will  verify the  borrower  information,  confirm  the  payment  due and provide  payment options such as Pay by Phone,  overnight  mail,  Western Union or in-person at an HSBC  branch.  The  collectors  have  access  via the  servicing  system to the  information necessary to effectively manage the account, including:  borrower contact information,  payment history,  notes from other  collectors or Customer  Service  Representatives,  and  information about other HSBC account  relationships.  Other tools  available  include:  Predictive  dialer,
Risk Profiler, Early Indicator (Prime and Subprime models) and Global Mail Tracking.

        If  the   delinquency   advances  to  60  days,  the  Late-stage   Collectors   acquire
responsibility  for the account.  These  collectors  continue the initial  collection  efforts, with more emphasis on evaluating  loss mitigation  opportunities.  A demand notice is sent when the loan is 45-75 days past due. The  mailings  also advise the  borrowers of the  availability of  options  to help  retain  their  homes.  If  applicable,  any  master  servicer  or primary mortgage  insurer is notified of the delinquency.  HSBC obtains an initial property  inspection at 45 days and then  every 30 days  thereafter  throughout  the course of  default.  Inspection results are  continually  reviewed to evaluate  the  condition  of the  mortgaged  property and identify any  occupancy  changes.  A Broker's  Price  Opinion (BPO) is obtained at 120 days and is used as a  default  analysis  tool  to  establish  specific  default  servicing  strategies.
Throughout the collection  process,  HSBC makes  reasonable  efforts to provide workout options to its  customers,  allowing  them to  bring  their  debts  current.  Loss  mitigation  efforts continue through foreclosure proceedings until the foreclosure sale is completed.

        Delinquent  loans  are  reviewed  by  HSBC's  foreclosure  committee  to  determine  if foreclosure  action or a charge-off is required.  The decision to foreclose is generally  based on the  borrower's  ability  and  willingness  to  pay,  the  condition  of the  property,  the occupancy status, the borrower's equity in the property and the amount/number of other liens.

        HSBC assigns all  bankruptcies and foreclosures to outside counsel licensed to practice in the mortgaged  property state.  Local  knowledge is required  because of the varied laws and practices from state to state.  The attorneys are held  accountable  for managing the defaulted loans in  accordance  with standard  industry  practices and  timeframes.  Online  tracking and communication tools are available to monitor both the foreclosure and bankruptcy  statuses,  as well as  allowing  for  specialized  communication  between  representing  attorney  and  HSBC.
Quarterly report cards are produced to monitor this performance.

        A BPO and Appraisal  are obtained at the time a foreclosure  sale date is scheduled and in turn are used to determine  the amount to bid at  foreclosure,  as well as future  marketing strategy  should  the  property  revert  back at  foreclosure  sale.  HSBC  prepares a detailed market value analysis of each property.  The analysis  includes:  current  property value based on a new  appraisal  and BPO;  total  amount owed  including  unpaid  taxes and  insurance  and outstanding fees;  occupancy;  estimated repair costs;  estimated cost to carry the property as real estate owned, and status of junior liens, if any.

        Once HSBC acquires title to the property at foreclosure sale or  deed-in-lieu,  a local real  estate  broker is hired to sell the  property.  If the  property is  occupied,  HSBC will attempt to negotiate  "cash for  keys/relocation  assistance"  with the occupant(s) to mitigate eviction  costs and time.  If  unsuccessful,  eviction  proceedings  are  initiated.  HSBC will perform necessary repairs if it determines the repairs will increase the net proceeds.

    Delinquency and Foreclosure Experience

        Historically,  HSBC's  delinquency and foreclosure  rates have been low for a number of reasons  including  good economic  conditions.  There can be no assurance  that factors  beyond
HSBC's  control (such as national or local  economic  conditions)  will not result in increased delinquency and foreclosure rates in the future.

    Additional Information

        HSBC is not aware of any  default or  servicing-related  performance  trigger  that has occurred  as to any other  securitization  for which it acts as  servicer  or master  servicer.
HSBC is not aware of any material  noncompliance  with any applicable  servicing criteria as to any  other  securitizations.  HSBC is not  aware  of any  material  legal  proceedings  pending against it or against any of its property,  including any proceedings  known to be contemplated by governmental authorities that is material to holders of the certificates.

                                     MORTGAGE LOAN ORIGINATION

General

        Approximately  78.62% and  87.08% of the Loan Group I mortgage  loans and Loan Group II mortgage loans,  respectively,  were originated by EMC.  Approximately  14.34% and 8.72% of the
Loan Group I mortgage loans and Loan Group II mortgage  loans,  respectively,  were  originated by BSRM.  The  remainder  of the  group I  mortgage  loans  and group II  mortgage  loans  were originated  by  various  originators,  none of  which  have  originated  more  than  10% of the mortgage loans in the aggregate of either Loan Group I and Loan Group II.

EMC

        Approximately  82.13% of the mortgage  loans in the aggregate have been acquired by the
Sponsor from various  sellers and were  originated  generally in accordance  with the following underwriting guidelines established by the Sponsor.

EMC Underwriting Guidelines

        The following is a description of the  underwriting  policies  customarily  employed by
EMC with respect to the  residential  mortgage loans that EMC  originated  during the period of origination  of the mortgage  loans.  EMC has  represented  to the depositor  that the mortgage loans were originated generally in accordance with such policies.

        The  mortgage  loans  originated  by EMC,  or EMC  mortgage  loans,  are  "conventional non-conforming  mortgage  loans"  (i.e.,  loans  that are not  insured by the  Federal  Housing
Authority,  or FHA, or  partially  guaranteed  by the Veterans  Administration  or which do not qualify  for sale to  Fannie  Mae or  Freddie  Mac) and are  secured  by first  liens on one-to four-family  residential  properties.  These loans typically differ from those  underwritten to the  guidelines  established  by Fannie  Mae and  Freddie  Mac  primarily  with  respect to the original principal balances,  loan-to-value ratios,  borrower income,  required  documentation, interest rates,  borrower occupancy of the mortgaged  property,  property types and/or mortgage loans with loan-to-value  ratios over 80% that do not have primary mortgage insurance.  The EMC mortgage  loans have either been  originated or purchased by an originator  and were  generally
underwritten  in  accordance   with  the  standards   described   herein.   Exceptions  to  the
underwriting  guidelines are permitted when the seller's  performance  supports such action and the variance request is approved by credit management.

        Such underwriting  standards are applied to evaluate the prospective  borrower's credit standing  and  repayment  ability  and the value and  adequacy  of the  mortgaged  property  as collateral.  These  standards are applied in accordance  with the applicable  federal and state
laws  and  regulations.   Exceptions  to  the   underwriting   standards  are  permitted  where
compensating factors are present and are managed through a formal exception process.

        Generally,  each mortgagor will have been required to complete an application  designed to provide to the lender pertinent credit information  concerning the mortgagor.  The mortgagor will have  given  information  with  respect  to its  assets,  liabilities,  income  (except as described below), credit history,  employment history and personal  information,  and will have furnished  the  lender  with  authorization  to obtain a credit  report  which  summarizes  the mortgagor's  credit  history.  In the  case of  investment  properties  and  two- to  four-unit
dwellings,   income  derived  from  the  mortgaged   property  may  have  been  considered  for
underwriting  purposes,  in addition to the income of the mortgagor  from other  sources.  With respect to second homes or vacation  properties,  no income derived from the property will have been considered for underwriting purposes.

        With respect to purchase  money or rate/term  refinance  loans secured by single family residences  the following  loan-to-value  ratios and original  principal  balances are allowed:
loan-to-value  ratios  at  origination  of up to 97%  for  EMC  mortgage  loans  with  original principal  balances  of up to  $375,000  if the  loan  is  secured  by the  borrower's  primary residence,  up to 95% for EMC mortgage loans secured by one-to-four family,  primary residences and single family second homes with original  principal  balances of up to $650,000,  up to 90%
for EMC mortgage  loans  secured by  one-to-four  family,  primary  residences,  single  family second homes with original  principal  balances of up to $1,000,000  and up to 70% for mortgage loans secured by one-to-four,  primary  residences and single family second homes with original principal  balances of up to $2,000,000,  or super jumbos.  For cash out refinance  loans,  the maximum  loan-to-value  ratio  generally is 95% and the maximum "cash out" amount  permitted is based in part on the original amount of the related EMC mortgage loan.

        With respect to mortgage loans secured by investment  properties,  loan-to-value ratios at  origination  of up to 90%  for  mortgage  loans  with  original  principal  balances  up to
$500,000  are  permitted.  Mortgage  loans  secured by  investment  properties  may have higher original principal balances if they have lower  loan-to-value  ratios at origination.  For cash out refinance  loans,  the maximum  loan-to-value  ratio generally is 90% and the maximum "cash out" amount permitted is based in part on the original amount of the related mortgage loan.

        Substantially  all  other EMC  mortgage  loans  included  in the  mortgage  pool with a loan-to-value  ratio at origination  exceeding 80%, have primary  mortgage  insurance  policies insuring  a  portion  of the  balance  of the EMC Loan at least  equal  to the  product  of the original  principal balance of the mortgage loan and a fraction,  the numerator of which is the excess of the original  principal  balance of such  mortgage loan over 75% of the lesser of the appraised  value and the selling price of the related  mortgaged  property and the  denominator of which  is the  original  principal  balance  of the  related  mortgage  loan,  plus  accrued interest  thereon and related  foreclosure  expenses is  generally  required.  No such  primary mortgage  insurance  policy will be required  with  respect to any such EMC Loan after the date on  which  the  related  loan-to-value  ratio  decreases  to 80% or less  or,  based  upon  new appraisal,  the  principal  balance of such  mortgage  loan  represents  80% or less of the new appraised  value.  All of the insurers that have issued  primary  mortgage  insurance  policies with  respect to the EMC  mortgage  loans meet Fannie  Mae's or Freddie  Mac's  standard or are acceptable to the Rating Agencies.

        In determining  whether a prospective  borrower has sufficient monthly income available
(i) to meet the  borrower's  monthly  obligation  on their  proposed  mortgage loan and (ii) to meet the monthly  housing  expenses and other  financial  obligations on the proposed  mortgage loan, each lender generally considers,  when required by the applicable  documentation program, the ratio of such amounts to the proposed  borrower's  acceptable  stable monthly gross income.
Such  ratios vary  depending  on a number of  underwriting  criteria,  including  loan-to-value ratios, and are determined on a loan-by-loan basis.

        Each lender also examines a  prospective  borrower's  credit  report.  Generally,  each credit report  provides a credit score for the borrower.  Credit  scores  generally  range from
350 to 840  and  are  available  from  three  major  credit  bureaus:  Experian  (formerly  TRW
Information  Systems  and  Services),  Equifax  and Trans  Union.  If three  credit  scores are obtained,  the  originator  applies the middle score of the primary  wage earner.  If a primary wage earner cannot be determined  because of the  documentation  type,  the lowest middle score of all borrowers is used.  Credit scores are empirically  derived from historical credit bureau data  and  represent  a  numerical  weighing  of a  borrower's  credit  characteristics  over a two-year  period. A credit score is generated  through the statistical  analysis of a number of credit-related  characteristics  or  variables.  Common  characteristics  include the number of credit lines (trade lines),  payment history,  past  delinquencies,  severity of delinquencies, current levels of  indebtedness,  types of credit and length of credit history.  Attributes are the specific  values of each  characteristic.  A scorecard  (the model) is created with weights or points assigned to each attribute.  An individual loan  applicant's  credit score is derived by summing together the attribute weights for that applicant.

        The mortgage  loans have been  underwritten  under one of the  following  documentation
programs:    full/alternative   documentation,    stated   income   documentation,   no   ratio
documentation, and no income/no asset documentation.

        Under full/alternative  documentation,  the prospective  borrower's employment,  income and assets are verified through written and telephonic communications.

        Under a stated  income/verified asset documentation program, more emphasis is placed on the value and  adequacy of the  mortgaged  property  as  collateral,  credit  history and other assets of the borrower than on a verified  income of the  borrower.  Although the income is not verified,  the  originators  obtain a  telephonic  verification  of the  borrower's  employment without reference to income. Borrower's assets are verified.

        Under the no ratio  documentation  program the  borrower's  income is not stated and no ratios  are  calculated.  Although  the income is not stated  nor  verified,  lenders  obtain a telephonic  verification of the borrower's  employment without reference to income.  Borrower's assets are verified.

        Under the stated  income/stated asset documentation  program, the borrower's income and assets  are stated but not  verified.  The  underwriting  of such  mortgage  loans may be based entirely on the adequacy of the mortgaged  property as collateral  and on the credit history of the borrower.

        Under the no income/no asset  documentation  program,  the borrower's income and assets are  neither  stated  nor  verified.  The  underwriting  of such  mortgage  loans  may be based entirely on the adequacy of the mortgaged  property as collateral  and on the credit history of the borrower.

        Each  mortgaged  property  relating to an EMC  mortgage  loan has been  appraised  by a qualified  independent  appraiser who is approved by each lender.  All  appraisals are required to  conform  to the  Uniform  Standards  of  Professional  Appraisal  Practice  adopted  by the

Appraisal  Standard  Board  of  the  Appraisal   Foundation.   Each  appraisal  must  meet  the
requirements  of Fannie Mae and Freddie Mac.  Fannie Mae and Freddie Mac  require,  among other things,  that the  appraiser,  or its agent on its  behalf,  personally  inspect  the  property
inside  and  out,   verify  whether  the  property  was  in  good  condition  and  verify  that construction,  if new, had been  substantially  completed.  The appraisal  generally  will have been  based on  prices  obtained  on  recent  sales of  comparable  properties,  determined  in accordance  with Fannie Mae and Freddie Mac  guidelines.  In certain cases an analysis based on income  generated  from the property or a replacement  cost analysis  based on the current cost of constructing or purchasing a similar property may be used.

Bear Stearns Residential Mortgage Corporation

        BSRM is  a Delaware  corporation  and a  wholly-owned  subsidiary  of The Bear  Stearns
Companies,  Inc., a publicly traded financial  services firm (under "BSC" on the NYSE), with an
executive and  administrative  office located  in Scottsdale, Arizona.   BSRM is a full-service
residential  mortgage  banking  company  that is licensed to  originate  loans  throughout  the
United States.  BSRM originates  single-family  (1-4 unit) residential  mortgage loans for both prime and  sub-prime  credit  borrowers  and  offers a full range of loan  products  from 30 yr fixed rate to hybrid and short-term adjustable rate mortgages.

                                DESCRIPTION OF THE CERTIFICATES

        The trust will issue the  Certificates  pursuant  to the  Agreement.  The  Certificates consist of the classes of  Certificates  reflected on pages S-2 through S-4 of this  prospectus supplement,  which  we refer  to  collectively  as the  Offered  Certificates,  and one or more classes of Class B-IO,  Class R, Class R-X, Class I-XP, Class II-XP and such other  non-offered certificates  which are not offered  publicly.  The various  classes of Class I-A  Certificates are also referred to as the Group I Senior  Certificates;  and the various classes of Class I-M
Certificates  and Class I-B  Certificates  are referred to herein as the Class I-M Certificates
or  Class  I-B  Certificates,   respectively,   or,  collectively,   the  Group  I  Subordinate
Certificates.  The various  classes of Class II-A  Certificates  and the senior  interest  only certificates  are  collectively  referred  to as the  Group  II  Senior  Certificates;  and the
various  classes  of the  Class  II-B  Certificates  are  referred  to  herein  as the Group II
Subordinate  Certificates.  The Certificates offered hereby are collectively referred to herein as the Offered Certificates.

        Holders of the  Residual  Certificates  will be entitled to receive any  residual  cash flow from the mortgage pool,  which is not expected to be  significant.  A holder of a Residual
Certificate  will not have a right to alter  the  structure  of the  transaction.  The  initial owner of the Residual Certificates is expected to be Bear, Stearns Securities Corp.

General

        The Bear Stearns ALT-A Trust  Mortgage  Pass-Through  Certificates,  Series 2007-2 will
consist  of  the  Offered   Certificates  and  Non-offered   Certificates.   Only  the  Offered
Certificates are offered by this prospectus supplement.

        The Certificates  represent in the aggregate the entire beneficial  ownership  interest in a trust fund consisting of the following:

              o       all  of  the  Depositor's  right,  title  and  interest  in and to the mortgage  loans,  the  related  mortgage  notes,  mortgages  and other related  documents,  including  all  interest and  principal  due with respect to the mortgage  loans after the Cut-off  Date,  but excluding any  payments of  principal or interest due on or prior to the Cut-off
                      Date;

              o       any mortgaged properties acquired on behalf of  certificateholders  by foreclosure  or by  deed  in lieu  of  foreclosure,  and any  revenues received thereon;

              o       the rights of the Trustee under all insurance  policies required to be maintained pursuant to the Agreement;

              o       the  rights  of  the  Depositor   under  the  Mortgage  Loan  Purchase
                      Agreement between the Depositor and the Sponsor;

              o       such assets  relating to the  mortgage  loans as from time to time may be held in the Protected Accounts and the Distribution Account;

              o       the rights of the Depositor with respect to the Servicing  Agreements, to the extent assigned to the Trustee;

              o       the rights of the Depositor with respect to the Cap Contracts; and

              o       any proceeds of the foregoing.

        Each class of the Certificates will have the approximate initial Certificate  Principal
Balance  or  Notional  Amount as set forth on pages S-2  through  S-4  hereof and will have the
Pass-Through  Rate  determined as provided under "Summary of Prospectus  Supplement-Description
of  the  Certificates-Pass   Through  Rates"  and  "Description  of  the  Certificates-Interest
Distribution"  in this  prospectus  supplement.  The Residual  Certificates  also represent the right to receive  additional  distributions  in  respect of the trust fund on any  distribution date after all  required  payments of  principal  and  interest  have been made on such date in respect of the other classes of  Certificates,  although it is not anticipated  that funds will be available for any additional  distribution.  The Class I-B-4,  Class B-IO, Class I-XP, Class
II-B-4,  Class  II-B-5,  Class  II-B-6,  Class II-XP and  Residual  Certificates  are not being offered by this prospectus supplement.

        The  Offered  Certificates  (other  than the  Residual  Certificates)  will be  issued, maintained and  transferred  on the book-entry  records of DTC,  Clearstream  Banking,  sociét&
anonyme and the Euroclear  System and each of their  participants in minimum  denominations  of
$25,000 and  integral  multiples  of $1 in excess  thereof.  One  certificate  of each of these classes may be issued in a different  principal  amount to  accommodate  the  remainder  of the initial  principal amount of the certificates of such class. The Residual  Certificates will be offered in  registered,  certificated  form,  in a single  certificate  of $100.  The  Residual
Certificates (together with any Book-entry  Certificates re-issued as definitive  certificates)
will be  transferable  and  exchangeable  at the offices of the Securities  Administrator.  The
Offered  Certificates  will be  issued as global  securities.  See Annex II to this  prospectus supplement and "Description of the  Securities-Form of Securities" and "-Global  Securities" in
the prospectus.

        The  Book-entry  Certificates  will  initially  be  represented  by one or more  Global
Securities  registered  in the name of a nominee of DTC. The Depositor has been informed by DTC that DTC's  nominee  will be Cede & Co. No person  acquiring  an  interest  in any class of the
Book-entry  Certificates  will be entitled to receive a certificate  representing such person's interest,  except  as set  forth  below  under  "-Definitive  Certificates".  Unless  and until
definitive   certificates  are  issued  under  the  limited  circumstances  described  in  this prospectus  supplement,  all  references to actions by  certificateholders  with respect to the
Book-entry  Certificates  shall  refer  to  actions  taken by DTC  upon  instructions  from its participants  and all  references  in this  prospectus  supplement to  distributions,  notices, reports and  statements  to  certificateholders  with  respect to the  Book-entry  Certificates shall refer to  distributions,  notices,  reports and  statements  to DTC or Cede & Co., as the registered  holder of the Book-entry  Certificates,  for distribution to Certificate  Owners in accordance  with  DTC  procedures.  See  "-Registration  of the  Book-Entry  Certificates"  and
"-Definitive Certificates" in this prospectus supplement.

        All  distributions  to  holders  of the  Offered  Certificates,  other  than the  final distribution on any class of Offered  Certificates,  will be made on each  distribution date by or on behalf  of the  Securities  Administrator  to the  persons  in whose  names  the  Offered
Certificates   are   registered  at  the  close  of  business  on  the  related   Record  Date.
Distributions   will  be  made   either   (a)  by  check   mailed  to  the   address   of  each
certificateholder  as it appears in the  certificate  register or (b) upon  written  request to the Securities  Administrator  at least five business days prior to the relevant Record Date by any holder of Offered  Certificate,  by wire  transfer in  immediately  available  funds to the account of the  certificateholders  specified in the  request.  The final  distribution  on any class of Offered  Certificates  will be made in a like manner,  but only upon  presentment  and surrender  of the  related  Certificate  at  the  corporate  trust  office  of  the  Securities
Administrator,  for these purposes located at Sixth Street and Marquette  Avenue,  Minneapolis,
Minnesota  55479,  Attention:  Corporate  Trust Group,  BSALTA  2007-2,  or any other  location specified in the notice to certificateholders of the final distribution.

        The  Certificates  will not be  listed  on any  securities  exchange  or  quoted in the automated quotation system of any registered  securities  association.  As a result,  investors
in  the  Certificates  may  experience  limited  liquidity.   See  "Risk  Factors-The   Offered
Certificates Will Have Limited  Liquidity,  So You May Be Unable to Sell Your Securities or May
Be Forced  to Sell  Them at a  Discount  from  Their  Fair  Market  Value"  in this  prospectus supplement.

Registration of the Book-Entry Certificates

        DTC is a  limited-purpose  trust company  organized  under the laws of the State of New
York, a member of the Federal Reserve System,  a "clearing  corporation"  within the meaning of the New York  Uniform  Commercial  Code,  and a "clearing  agency"  registered  pursuant to the provisions  of Section 17A of the  Exchange  Act.  DTC was created to hold  securities  for its participants  and to  facilitate  the  clearance  and  settlement  of  securities  transactions between  participants  through  electronic  book  entries,  thereby  eliminating  the  need for physical movement of certificates.

        Certificate  Owners that are not  participants or indirect  participants  but desire to purchase,  sell or otherwise  transfer  ownership  of, or other  interests  in, the  Book-entry
Certificates  may do so only  through  participants  and  indirect  participants.  In addition,
Certificate  Owners  will  receive  all  distributions  of  principal  of and  interest  on the
Book-entry  Certificates  from the Securities  Administrator  through DTC and DTC participants.
The  Securities  Administrator  will  forward  payments  to DTC in same day  funds and DTC will forward  payments to  participants  in next day funds  settled  through  the New York  Clearing
House.  Each  participant  will be responsible  for  disbursing the payments.  Unless and until definitive  certificates are issued, it is anticipated that the only  certificateholders of the
Book-entry  Certificates  will be Cede & Co.,  as nominee of DTC.  Certificate  Owners will not be recognized by the Securities  Administrator as  certificateholders,  as such term is used in
the   Agreement  and   Certificate   Owners  will  be  permitted  to  exercise  the  rights  of certificateholders only indirectly through DTC and its participants.

        Under  the  Rules,  DTC  is  required  to  make  book-entry   transfers  of  Book-entry
Certificates  among  participants  and to receive and transmit  distributions  of principal of, and interest on, the  Book-entry  Certificates.  Participants  and indirect  participants  with which Certificate Owners have accounts with respect to the Book-entry  Certificates  similarly are required to make  book-entry  transfers and receive and transmit  these  payments on behalf of their respective  Certificate  Owners.  Accordingly,  although  Certificate  Owners will not possess  definitive  certificates,  the Rules provide a mechanism by which  Certificate  Owners through their  participants  and indirect  participants  will receive payments and will be able to transfer their interest.

        Because  DTC can only act on  behalf  of  participants,  who in turn act on  behalf  of indirect  participants  and on behalf of certain banks,  the ability of a Certificate  Owner to pledge  Book-entry  Certificates  to persons or  entities  that do not  participate  in the DTC system,  or to otherwise  act with respect to  Book-entry  Certificates,  may be limited due to the absence of physical  certificates  for the Book-entry  Certificates.  In addition,  under a book-entry  format,  Certificate  Owners may  experience  delays in their  receipt of  payments since  distribution will be made by the Securities  Administrator to Cede & Co., as nominee for
DTC.

        Under the Rules,  DTC will take action  permitted  to be taken by a  certificateholders under the  Agreement  only at the  direction of one or more  participants  to whose DTC account the  Book-entry  Certificates  are  credited.  Additionally,  under  the  Rules,  DTC will take actions  with  respect to  specified  voting  rights only at the  direction of and on behalf of participants  whose  holdings  of  Book-entry  Certificates  evidence  these  specified  voting rights.  DTC may take  conflicting  actions with respect to voting  rights,  to the extent that participants  whose  holdings of Book-entry  Certificates  evidence  voting  rights,  authorize divergent action.

        The Depositor,  the Master Servicer,  the Securities  Administrator,  the Servicers and
the Trustee will have no liability  for any aspect of the records  relating to or payments made on account of beneficial  ownership  interests in the  Book-entry  Certificates  held by Cede &
Co., as nominee for DTC, or for  maintaining,  supervising or reviewing any records relating to beneficial ownership interests or transfers thereof.

Definitive Certificates

        Definitive  certificates  will be  issued  to  Certificate  Owners  or their  nominees, respectively,  rather  than  to DTC or its  nominee,  only  if (1) the  Depositor  advises  the
Securities  Administrator  in  writing  that  DTC is no  longer  willing  or able  to  properly discharge its  responsibilities as clearing agency with respect to the Book-entry  Certificates and the  Depositor  is  unable  to  locate  a  qualified  successor  within  30 days or (2) the
Depositor  notifies DTC of its intent to terminate the  book-entry  system and, upon receipt of a notice of intent from DTC, the participants  holding  beneficial  interests in the Book-entry
Certificates  agree to initiate a termination.  Additionally,  after the occurrence of an event of default under the  Agreement,  any  Certificate  Owner  materially  and  adversely  affected thereby  may,  at  its  option,  request  and,  subject  to the  procedures  set  forth  in the
Agreement,  receive a definitive  certificate  evidencing such Certificate  Owner's  fractional undivided interest in the related class of Certificates.

        Upon its receipt of notice of the occurrence of any event  described in the immediately preceding  paragraph,  the Securities  Administrator is required to request that DTC notify all
Certificate  Owners through its  participants of the  availability of definitive  certificates.
Upon surrender by DTC of the definitive  certificates  representing the Book-entry Certificates and receipt of instructions  for  re-registration,  the Securities  Administrator  will reissue the Book-entry  Certificates  as definitive  certificates  issued in the  respective  principal amounts owned by individual  Certificate  Owners,  and thereafter the Securities  Administrator will  recognize  the  holders  of  definitive  certificates  as  certificateholders  under  the
Agreement.  No service  charge may be made for any  registration  or  transfer  or  exchange of definitive  certificates,  but  payment  of  a  sum  sufficient  to  cover  any  tax  or  other governmental charge may be required by the Securities Administrator.

Calculation of One-Month LIBOR

        On the second LIBOR business day preceding the  commencement  of each Interest  Accrual
Period  for  the  Group  I  Offered  Certificates,  which  date  we  refer  to as  an  interest determination  date,  the Securities  Administrator  will  determine  One-Month  LIBOR for such
Interest  Accrual Period on the basis of such rate as it appears on Telerate  Screen Page 3750, as of 11:00  a.m.  London  time on such  interest  determination  date.  If such  rate does not appear on such page,  or such other page as may replace that page on that  service,  or if such service is no longer offered,  such other service for displaying  LIBOR or comparable  rates as
may  be  reasonably  selected  by  the  securities  administrator,   One-Month  LIBOR  for  the
applicable  Interest  Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained and no Reference  Bank Rate is  available,  One-Month  LIBOR will be the  One-Month
LIBOR applicable to the immediately preceding Interest Accrual Period.

        The  Reference  Bank  Rate with  respect  to any  Interest  Accrual  Period,  means the arithmetic mean, rounded upwards, if necessary,  to the nearest whole multiple of 0.03125%,  of the  offered  rates for  United  States  dollar  deposits  for one month that are quoted by the
Reference  Banks,  as described  below,  as of 11:00 a.m.,  New York City time,  on the related interest  determination  date to prime banks in the London interbank market for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal  Balance of all
Classes of Group I Offered  Certificates  for such Interest  Accrual  Period,  provided that at least two such Reference  Banks provide such rate. If fewer than two offered rates appear,  the
Reference  Bank Rate  will be the  arithmetic  mean,  rounded  upwards,  if  necessary,  to the nearest  whole  multiple  of  0.03125%,  of the rates  quoted by one or more major banks in New
York City, selected by the Securities  Administrator,  as of 11:00 a.m., New York City time, on such date for loans in U.S.  dollars  to  leading  European  banks for a period of one month in amounts  approximately equal to the aggregate  Certificate  Principal Balance of all Classes of
Group I  Offered  Certificates.  As used in this  section,  LIBOR  business  day means a day on which  banks are open for  dealing  in foreign  currency  and  exchange  in London and New York
City;  and Reference  Banks means leading banks selected by the  Securities  Administrator  and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

                 1.     with an established place of business in London;

                 2.     which have been designated as such by the Securities Administrator;
                        and

                 3.     which are not controlling, controlled by, or under common control with, the Depositor, the Sponsor or the Master Servicer.

        The  establishment  of  One-Month  LIBOR  on each  interest  determination  date by the
Securities  Administrator  and  the  Securities  Administrator's  calculation  of the  rate  of interest  applicable to the Classes of Group I Offered  Certificates  for the related  Interest
Accrual Period shall, in the absence of manifest error, be final and binding.

Distributions on the Group I Certificates

        On each  distribution  date, the Securities  Administrator  will withdraw the available funds with respect to Loan Group I from the  Distribution  Account for such  distribution  date and apply such amounts as follows:

        First, to pay any accrued and unpaid interest on the Group I Offered  Certificates  and the Class I-B-4 Certificates in the following order of priority:

                 1.     From  Interest  Funds in respect of the group I mortgage  loans,  to the Class I-A-1 Certificates and the Class I-A-2  Certificates,  the
                        Current  Interest  and then any  Interest  Carry-forward  Amount for each such class,  on a pro rata basis based on the Current  Interest and Interest Carry-forward Amount owed to each such class;

                 2.     From  remaining  Interest  Funds in  respect of the group I mortgage loans, to the Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2,
                        Class  I-B-3 and Class  I-B-4  Certificates,  sequentially,  in that order, the Current Interest for each such class;

                 3.     Any  Excess  Spread  to the  extent  necessary  to meet a  level  of overcollateralization  equal  to  the  Overcollateralization  Target
                        Amount will be the Extra Principal  Distribution  Amount and will be
                        included  as  part  of  the   Principal   Distribution   Amount  and
                        distributed  in  accordance   with  Second  (A)  or  (B)  below  (as
                        applicable); and

                 4.     Any  Remaining  Excess  Spread  will be applied  as Excess  Cashflow pursuant to clauses Third through Thirteenth below.

        On any distribution  date, any shortfalls  resulting from the application of the Relief
Act and any Prepayment Interest  Shortfalls to the extent not covered by Compensating  Interest
Payments will be  allocated,  first,  in reduction of amounts  otherwise  distributable  to the
Class B-IO  Certificates  and Residual  Certificates  and thereafter,  to the Current  Interest payable to the Group I Offered  Certificates  and the Class I-B-4  Certificates,  on a pro rata basis, on such distribution  date, based on the respective  amounts of interest accrued on such
Certificates for such  distribution  date. The holders of the Group I Offered  Certificates and the Class  I-B-4  Certificates  will not be  entitled to  reimbursement  for any such  interest shortfalls.

        Second,  to pay as  principal on the Group I Offered  Certificates  and the Class I-B-4
Certificates entitled to payments of principal, in the following order of priority:

            (A)       For each  distribution  date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect,  from the  Principal  Distribution
                      Amount for such distribution date:

                 1.    To the Class I-A-1 Certificates and the Class I-A-2 Certificates,  on
                       a pro rata  basis in  accordance  with their  respective  Certificate
                       Principal  Balances,  an amount equal to the  Principal  Distribution
                       Amount until the  Certificate  Principal  Balances of each such class thereof are reduced to zero;

                 2.    To  the   Class   I-M-1   Certificates,   any   remaining   Principal
                       Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero;

                 3.    To  the   Class   I-M-2   Certificates,   any   remaining   Principal
                       Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero;

                 4.    To  the   Class   I-B-1   Certificates,   any   remaining   Principal
                       Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero;

                 5.    To  the   Class   I-B-2   Certificates,   any   remaining   Principal
                       Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero;

                 6.    To  the   Class   I-B-3   Certificates,   any   remaining   Principal
                       Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero; and

                 7.    To  the   Class   I-B-4   Certificates,   any   remaining   Principal
                       Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero.

           (B)     For each  distribution  date on or after the Stepdown  Date, so long as a
                   Trigger Event is not in effect,  from the Principal  Distribution  Amount for such distribution date:

                 1.    To the Class I-A-1 Certificates and the Class I-A-2 Certificates,  on
                       a pro rata  basis in  accordance  with their  respective  Certificate
                       Principal  Balances,  an  amount  equal to the  Class  I-A  Principal
                       Distribution Amount until the Certificate  Principal Balances of each such class thereof are reduced to zero;

                 2.    To  the  Class  I-M-1  Certificates,  from  any  remaining  Principal
                       Distribution  Amount, the Class I-M-1 Principal  Distribution Amount,
                       until the Certificate Principal Balance thereof is reduced to zero;

                 3.    To  the  Class  I-M-2  Certificates,  from  any  remaining  Principal
                       Distribution  Amount, the Class I-M-2 Principal  Distribution Amount,
                       until the Certificate Principal Balance thereof is reduced to zero;

                 4.    To  the  Class  I-B-1  Certificates,  from  any  remaining  Principal
                       Distribution  Amount, the Class I-B-1 Principal  Distribution Amount,
                       until the Certificate Principal Balance thereof is reduced to zero;

                 5.    To  the  Class  I-B-2  Certificates,  from  any  remaining  Principal
                       Distribution  Amount, the Class I-B-2 Principal  Distribution Amount,
                       until the Certificate Principal Balance thereof is reduced to zero;

                 6.    To  the  Class  I-B-3  Certificates,  from  any  remaining  Principal
                       Distribution  Amount, the Class I-B-3 Principal  Distribution Amount,
                       until the Certificate  Principal  Balance thereof is reduced to zero;
                       and

                 7.    To  the  Class  I-B-4  Certificates,  from  any  remaining  Principal
                       Distribution  Amount, the Class I-B-4 Principal  Distribution Amount,
                       until the Certificate Principal Balance thereof is reduced to zero.

        Third, from any Excess Cashflow, to the Class I-A Certificates,  pro rata in accordance with the  respective  amounts owed to each such Class,  (i) any Interest  Carry-forward  Amount for each such  Class to the  extent not fully paid  pursuant  to  subclauses  First 1 above and
(ii) any Unpaid Realized Loss Amount for each such Class for such distribution date;

        Fourth, from any remaining Excess Cashflow, to the Class I-M-1 Certificates,  an amount equal to (a) any Interest  Carry-forward  Amount,  and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

        Fifth, from any remaining Excess Cashflow,  to the Class I-M-2 Certificates,  an amount equal to (a) any Interest  Carry-forward  Amount,  and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

        Sixth, from any remaining Excess Cashflow,  to the Class I-B-1 Certificates,  an amount equal to (a) any Interest  Carry-forward  Amount,  and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

        Seventh,  from any  remaining  Excess  Cashflow,  to the Class I-B-2  Certificates,  an
amount equal to (a) any Interest  Carry-forward  Amount,  and then (b) any Unpaid Realized Loss
Amount for such Class for such distribution date;

        Eighth, from any remaining Excess Cashflow, to the Class I-B-3 Certificates,  an amount equal to (a) any Interest  Carry-forward  Amount,  and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

        Ninth, from any remaining Excess Cashflow,  to the Class I-B-4 Certificates,  an amount equal to (a) any Interest  Carry-forward  Amount,  and then (b) any Unpaid Realized Loss Amount for such Class for such distribution date;

        Tenth,  from any remaining Excess Cashflow,  to the Class I-A  Certificates,  any Basis
Risk Shortfall  Carry-forward  Amount for each such Class for such distribution date, pro rata, based on the Basis Risk Shortfall Carry-forward Amount owed to each such Class;

        Eleventh,  from any remaining Excess Cashflow,  to the Class I-M-1,  Class I-M-2, Class
I-B-1,  Class I-B-2,  Class I-B-3 and Class I-B-4  Certificates,  in that order, any Basis Risk
Shortfall Carry-forward Amount, in each case for such Class for such distribution date;

        Twelfth,  from any remaining Excess Cashflow,  to the Class B-IO certificates an amount specified in the Agreement; and

        Thirteenth, any remaining amounts to the Residual Certificates.

        On each distribution  date, all amounts  representing  prepayment charges in respect of the group I mortgage loans received by the Trust during the related  Prepayment  Period will be withdrawn  from the  Distribution  Account and shall not be available for  distribution  to the holders  of the  Group I Offered  Certificates  and the Class  I-B-4  Certificates.  Prepayment
charges  received by the Trust with respect to the group I mortgage  loans will be  distributed to the Class I-XP Certificates as set forth in the Agreement.

        When a borrower  prepays all or a portion of a mortgage  loan  between  Due Dates,  the borrower pays interest on the amount  prepaid only to the date of prepayment.  Accordingly,  an interest  shortfall  will  result  equal to the  difference  between  the  amount  of  interest collected  and the amount of  interest  that would have been due  absent  such  prepayment.  We refer to this interest shortfall as a Prepayment  Interest  Shortfall.  Any Prepayment Interest
Shortfalls  resulting  from a  prepayment  in full or in part  are  required  to be paid by the applicable  Servicer,  but only to the extent that such amount does not exceed the aggregate of the Servicing Fees on the mortgage loans  serviced by it on the applicable  distribution  date.
Any  Prepayment  Interest  Shortfalls  required  to be funded but not funded by the  applicable
Servicer  are  required  to be paid by the Master  Servicer,  but only to the extent  that such amount does not exceed the aggregate  Master  Servicing  Compensation  for the related mortgage loans for the applicable  distribution  date. The amount of the Master  Servicing  Compensation and Servicing  Fees used to offset such  Prepayment  Interest  Shortfalls is referred to herein as Compensating Interest Payments.

        Accrued  Certificate  Interest  may be  further  reduced on each  distribution  date by application  of the Relief Act or similar  state laws.  The Relief Act and  similar  state laws limit,  in certain  circumstances,  the interest rate required to be paid by a mortgagor in the military  service to 6% per annum.  Neither the related  Servicer  nor the Master  Servicer are obligated to fund interest shortfalls resulting from the Relief Act or similar state laws.

Excess Spread and Overcollateralization Provisions

        Excess Spread will be required to be applied as an Extra Principal  Distribution Amount with  respect to the Group I Offered  Certificates  and the Class I-B-4  Certificates  whenever the Overcollateralization  Amount is less than the  Overcollateralization  Target Amount. If on any  distribution  date,  after giving  effect to  allocations  of the  Principal  Distribution
Amounts,  the aggregate  Certificate  Principal Balance of the Group I Offered Certificates and
the Class I-B-4  Certificates  exceeds the aggregate  Stated  Principal  Balance of the group I mortgage loans for such distribution  date, the Certificate  Principal  Balances of the Group I
Subordinate  Certificates  will be reduced,  in inverse order of seniority  (beginning with the
Class  I-B-4  Certificates),  by an  amount  equal to such  excess.  If no Group I  Subordinate
Certificates  remain  outstanding,  the  Certificate  Principal  Balances of the Group I Senior
Certificates  will be reduced  beginning with the Class I-A-2  Certificates  and then the Class
I-A-1  Certificates,  by an amount  equal to such  excess.  Any such  reduction  is an  Applied
Realized Loss Amount.

Pass-Through Rates for the Group I Offered Certificates

        The  pass-through  rate per annum for the  Group I Offered  Certificates  and the Class
I-B-4 Certificates will be equal to the least of:

               (i)    the London  interbank  offered  rate for one month United  States  dollar deposits,  which we refer to as One-Month  LIBOR,  calculated as described  below under
        "-Calculation of One-Month LIBOR" plus the related Margin;

               (ii)   11.50% per annum; and

               (iii)  the Net Rate Cap.

Distributions on the Group II Certificates

        On each  distribution  date, the Available  Funds with respect to Loan Group II will be distributed as follows:

        (A)    On each  distribution  date,  the  Available  Funds  for  Loan  Group II will be distributed to the Class II-A-1,  Class II-A-2,  Class II-A-3,  Class II-X-1,  Class II-X-2 and
Class II-X-3 Certificates as follows:

               first,  to the Class II-A-1,  Class II-A-2,  Class II-A-3,  Class II-X-1,  Class
        II-X-2 and Class II-X-3  Certificates,  the Accrued  Certificate  Interest on each such class for such distribution date, pro rata, based on the Accrued  Certificate  Interest owed to each such  class.  Accrued  Certificate  Interest  on the Class  II-A-1,  Class
        II-A-2,  Class II-A-3,  Class  II-X-1,  Class II-X-2 and Class II-X-3  Certificates  is
        subject  to  reduction  in the  event of  certain  Net  Interest  Shortfalls  allocable thereto,  as described under  "-Interest  Distributions  on the Group II  Certificates"
        below in this prospectus supplement;

               second, to the Class II-A-1,  Class II-A-2,  Class II-A-3,  Class II-X-1,  Class
        II-X-2  and  Class  II-X-3  Certificates,  any  Accrued  Certificate  Interest  thereon remaining  undistributed  from  previous  distribution  dates,  pro rata,  based on the undistributed  Accrued  Certificate  Interest  owed to each  class,  to the  extent  of remaining Available Funds for Loan Group II; and

               third,  to the Class  II-A-1,  Class  II-A-2 and Class II-A-3  Certificates,  in
        reduction of their Certificate  Principal Balances,  pro rata, based on each respective
        Certificate  Principal  Balance,  the Group II Senior  Optimal  Principal  Amount  with respect to the Senior  Certificates in Loan Group II for such distribution date, to the extent of  remaining  Available  Funds for Loan Group II,  until each such  Certificate
        Principal Balance has been reduced to zero.

        (B)    On each  distribution  date on or prior to the  distribution  date on which  the
Certificate  Principal  Balances of the Group II Subordinate  Certificates are reduced to zero, such date being  referred to herein as the Group II  Cross-Over  Date,  an amount  equal to the sum of the remaining  Available  Funds for Loan Group II after the  distributions  set forth in paragraph (A) above,  will be distributed  sequentially  in the following  order:  first to the
Class II-B-1  Certificates and Class II-BX-1  Certificates,  pro rata, and then sequentially to the Class II-B-2, Class II-B-3,  Class II-B-4,  Class II-B-5 and Class II-B-6 Certificates,  in
that order, in each case up to an amount equal to and in the following  order:  (a) the Accrued
Certificate  Interest thereon for such distribution date, (b) any Accrued Certificate  Interest thereon  remaining  undistributed  from  previous  distribution  dates  and  (c)  such  class's
Allocable  Share,  as applicable,  for such  distribution  date, in each case, to the extent of the remaining Available Funds for Loan Group II.

        (C)    If, after  distributions  have been made pursuant to priorities first and second of paragraph (A) above under the heading  "Distributions  on the Group II  Certificates" on any
distribution  date, the remaining  Available  Funds for Loan Group II is less than the Group II
Senior  Optimal  Principal  Amount,  the  Group II Senior  Optimal  Principal  Amount  shall be reduced  by that  amount,  and the  remaining  Available  Funds for that Loan  Group II will be distributed as principal  among the related  classes of Senior  Certificates  in Loan Group II, pro rata, based on their respective Certificate Principal Balances.

        (D)    On each  distribution  date,  any  Available  Funds  remaining  after payment of interest and principal to the classes of Group II Certificates  entitled thereto,  as described above,  will be  distributed to the Residual  Certificates.  It is not  anticipated  that there will be any significant amounts remaining after such distribution.

        On each distribution  date, all amounts  representing  prepayment charges in respect of the group II mortgage  loans  received by the Trust during the related  Prepayment  Period will be distributed to the Class II-XP  Certificates  as set forth in the Agreement and shall not be available for  distribution  to the holders of the Group II Senior  Certificates  and the Group
II Subordinate Certificates.

Interest Distributions on the Group II Certificates

        Holders  of each  class of Group II Senior  Certificates  will be  entitled  to receive interest  distributions  in an amount equal to the Accrued  Certificate  Interest on that class on each distribution date, to the extent of the Available Funds for that distribution date.

        Holders of the Group II Subordinate  Certificates  will be entitled to receive interest distributions  in an amount  equal to the  Accrued  Certificate  Interest on that class on each distribution  date,  to the extent of the  Available  Funds  remaining in Loan Group II on that distribution  date  after  distributions  of  interest  and  principal  to the  Group II Senior
Certificates  and  distributions of interest and principal to any class of Group II Subordinate
Certificates having a higher payment priority.

        As described in the definition of "Accrued  Certificate  Interest," Accrued Certificate
Interest  on each  class of  certificates  is subject to  reduction  in the event of  specified interest shortfalls allocable thereto.

        When a Principal  Prepayment in full is made on a group II mortgage loan, the mortgagor is charged  interest only for the period from the Due Date of the preceding  monthly payment up to  the  date  of the  Principal  Prepayment,  instead  of for a  full  month.  When a  partial
Principal  Prepayment  is made on a group  II  mortgage  loan,  the  mortgagor  is not  charged interest  on the  amount  of the  prepayment  for the month in which  the  prepayment  is made.
Interest  shortfalls  resulting from  Principal  Prepayments in full or in part are referred to herein as "Prepayment Interest Shortfalls."

        Any Prepayment  Interest  Shortfalls  resulting from prepayments in full or prepayments in part made during the preceding  calendar month that are being  distributed to the holders of
Group II Certificates on that  distribution  date will be offset by the related  Servicer,  but only to the extent that those  Prepayment  Interest  Shortfalls  do not exceed the aggregate of the  Servicing  Fees  on the  group  II  mortgage  loans  serviced  by  such  Servicer  for the applicable  distribution  date. Any Prepayment  Interest  Shortfalls  required to be funded but not funded by the related  Servicer  are required to be paid by the Master  Servicer,  but only to the extent that such amount does not exceed the aggregate  Master Servicer  compensation for the  applicable  distribution  date.  No  assurance  can be  given  that the  Master  Servicing compensation  available to cover Prepayment  Interest  Shortfalls will be sufficient  therefor.
Any  Prepayment  Interest  Shortfalls  which are not  covered by the  related  Servicer  or the
Master  Servicer on any  distribution  date will not be reimbursed  on any future  distribution date.  See "Pooling and Servicing  Agreement-Servicing  and Other  Compensation  and Payment of
Expenses" in this prospectus supplement.

        Accrued  Certificate  Interest  may be  further  reduced on each  distribution  date by application  of the Relief Act or similar  state laws.  The Relief Act and  similar  state laws limit,  in certain  circumstances,  the interest rate required to be paid by a mortgagor in the military  service to 6% per annum.  Neither the related  Servicer  nor the Master  Servicer are obligated to fund interest shortfalls resulting from the Relief Act or similar state laws.

        Prepayment  Interest  Shortfalls,  to the extent not covered by the related Servicer or the Master Servicer from servicing  compensation,  together with interest shortfalls due to the application  of the Relief Act or similar state laws,  are  collectively  referred to herein as
"Net Interest Shortfalls."

        Realized  Losses on the  group II  mortgage  loans  will  further  reduce  the  Accrued
Certificate  Interest  payable to the Group II Certificates on a distribution  date;  provided, however,  that prior to the date on which the aggregate  Certificate  Principal Balances of the
Group II Subordinate  Certificates  have been reduced to zero, the interest portion of Realized
Losses will be  allocated  sequentially  to the Group II  Subordinate  Certificates,  beginning with the class of Group II  Subordinate  Certificates  with the lowest  payment  priority,  and will not reduce the  Accrued  Certificate  Interest on the Group II Senior  Certificates.  Once
the aggregate  Certificate  Principal  Balances of the Group II Subordinate  Certificates  have been  reduced to zero the  interest  portion of Realized  Losses will be allocated to the Group
II Senior Certificates.

        If on any  distribution  date the  Available  Funds is less  than  Accrued  Certificate
Interest on the Group II Senior  Certificates  for that  distribution  date, prior to reduction for Net  Interest  Shortfalls  and the  interest  portion  of  Realized  Losses on the  related mortgage  loans,  the shortfall  will be allocated  among the holders of each class of Group II
Senior  Certificates in proportion to the respective  amounts of Accrued  Certificate  Interest for that  distribution  date that would have been allocated  thereto in the absence of such Net
Interest  Shortfalls  and/or  Realized  Losses for such  distribution  date.  In addition,  the amount of any such  interest  shortfalls  with respect to the  mortgage  loans in Loan Group II will constitute  unpaid Accrued  Certificate  Interest and will be  distributable to holders of the related  Certificates  entitled to such amounts on subsequent  distribution  dates,  to the extent of the Available Funds remaining after current  interest  distributions  as described in this prospectus  supplement.  Any such amounts so carried  forward will not bear interest.  Any interest  shortfalls  will not be offset by a reduction in the  servicing  compensation  of the
Servicers  or  otherwise,  except to the  limited  extent  described  in the  fourth  preceding paragraph with respect to Prepayment Interest Shortfalls.

        The  Pass-Through  Rates  applicable  to the  calculation  of the  Accrued  Certificate
Interest for the Group II Certificates are as follows:

                 o     On or prior to the  distribution  date in  January  2012,  the  Class
                       II-A-1  Certificates  will bear  interest at a variable  pass-through rate  equal  to the  weighted  average  of the net  rates of the Loan
                       Group  II  mortgage  loans  minus  approximately  0.552%.  After  the distribution  date in January  2012,  the Class  II-A-1  Certificates will bear  interest  at a  variable  pass-through  rate  equal to the weighted  average  of the net  rates  of the Loan  Group II  mortgage loans.

                 o     On or prior to the  distribution  date in  January  2012,  the  Class
                       II-A-2  Certificates  will bear  interest at a variable  pass-through rate  equal  to the  weighted  average  of the net  rates of the Loan
                       Group  II  mortgage  loans  minus  approximately  0.552%.  After  the distribution  date in January  2012,  the Class  II-A-2  Certificates will bear  interest  at a  variable  pass-through  rate  equal to the weighted  average  of the net  rates  of the Loan  Group II  mortgage loans.

                 o     On or prior to the  distribution  date in  January  2012,  the  Class
                       II-A-3  Certificates  will bear  interest at a variable  pass-through rate  equal  to the  weighted  average  of the net  rates of the Loan
                       Group  II  mortgage  loans  minus  approximately  0.402%.  After  the distribution  date in January  2012,  the Class  II-A-3  Certificates will bear  interest  at a  variable  pass-through  rate  equal to the weighted  average  of the net  rates  of the Loan  Group II  mortgage loans.

                 o     On or prior to the  distribution  date in  January  2012,  the  Class
                       II-X-1  Certificates will bear interest at a fixed  pass-through rate equal to  approximately  0.552% per annum based on a notional  amount equal  to the  certificate  principal  balance  of the  Class  II-A-1
                       Certificates.  After  the  distribution  date in  January  2012,  the
                       Class  II-X-1  Certificates  will  not  bear  any  interest  and  the pass-through rate will be equal to 0.00% per annum thereon.

                 o     On or prior to the  distribution  date in  January  2012,  the  Class
                       II-X-2  Certificates will bear interest at a fixed  pass-through rate equal to  approximately  0.552% per annum based on a notional  amount equal  to the  certificate  principal  balance  of the  Class  II-A-2
                       Certificates.  After  the  distribution  date in  January  2012,  the
                       Class  II-X-2  Certificates  will  not  bear  any  interest  and  the pass-through rate will be equal to 0.00% per annum thereon.

                 o     On or prior to the  distribution  date in  January  2012,  the  Class
                       II-X-3  Certificates will bear interest at a fixed  pass-through rate equal to  approximately  0.402% per annum based on a notional  amount equal  to the  certificate  principal  balance  of the  Class  II-A-3
                       Certificates.  After  the  distribution  date in  January  2012,  the
                       Class  II-X-3  Certificates  will  not  bear  any  interest  and  the pass-through rate will be equal to 0.00% per annum thereon.

                 o     On or prior to the  distribution  date in  January  2012,  the  Class
                       II-B-1  Certificates  will bear  interest at a variable  pass-through rate equal to the  weighted  average of the net rate of the  mortgage
                       loans  in Loan  Group  II  minus  approximately  0.452%.   After  the
                       distribution  date in January  2012,  the Class  II-B-1  Certificates will bear  interest  at a  variable  pass-through  rate  equal to the weighted  average  of the net  rates  of the Loan  Group II  mortgage loans.

                 o     On or prior to the  distribution  date in  January  2012,  the  Class
                       II-BX-1  Certificates will bear interest at a fixed pass-through rate equal to  approximately  0.452% per annum based on a notional  amount equal  to the  certificate  principal  balance  of the  Class  II-B-1
                       Certificates.  After  the  distribution  date in  January  2012,  the
                       Class  II-BX-1  Certificates  will  not  bear  any  interest  and the pass-through rate will be equal to 0.00% per annum thereon.

                 o     The Class II-B-2,  Class II-B-3, Class II-B-4, Class II-B-5 and Class
                       II-B-6  Certificates  will bear  interest at a variable  pass-through rate  equal  to the  weighted  average  of the net  rates of the Loan
                       Group II mortgage loans.

        As described in this prospectus supplement,  the Accrued Certificate Interest allocable to each  class of  Certificates  is based on the  Certificate  Principal  Balance  or  Notional
Amount  of  that  class  of  Certificates.  All  distributions  of  interest  on the  Group  II
Certificates will be based on a 360-day year consisting of twelve 30-day months.

Principal Distributions on the Group II Senior Certificates

        Distributions  in  reduction  of the  Certificate  Principal  Balance of the Class II-A
Certificates  will be made on each  distribution  date  pursuant  to  priority  third  above of clause  (A)  under  "-Distributions  on the Group II  Certificates."  In  accordance  with such priority  third,  the Available  Funds for Loan Group II remaining  after the  distribution  of interest on the Class II-A  Certificates  and the Senior  Interest  Only  Certificates  will be allocated  to the Class II-A  Certificates  in an  aggregate  amount not to exceed the Group II
Senior Optimal Principal Amount for such distribution date.

        In addition,  if on any distribution date the aggregate  Certificate  Principal Balance of the Group II Senior  Certificates  would be  greater  than the  aggregate  Stated  Principal
Balance of the mortgage  loans in Loan Group II,  amounts  otherwise  allocable to the Group II
Subordinate  Certificates  in respect of principal  will be  distributed to the Group II Senior
Certificates in reduction of the Certificate Principal Balances thereof.

        The definition of Group II Senior Optimal  Principal Amount allocates the entire amount of  prepayments  and certain  other  unscheduled  recoveries  of principal  with respect to the mortgage  loans in Loan  Group II based on the Group II Senior  Prepayment  Percentage,  rather than the  Group II  Senior  Percentage,  which is the  allocation  concept  used for  scheduled payments of principal.  While the Group II Senior Percentage  allocates  scheduled  payments of principal  between the Group II Senior  Certificates  and the percentage  interest of such Loan
Group  evidenced by the Group II  Subordinate  Certificates  on a pro rata basis,  the Group II
Senior Prepayment  Percentage  allocates 100% of the unscheduled  principal  collections to the
Group II Senior  Certificates  (other  than the  Senior  Interest  Only  Certificates)  on each distribution  date for the first seven  years  after the Closing  Date with a reduced but still disproportionate  percentage of unscheduled  principal collections being allocated to the Group
II Senior  Certificates  (other than the Senior Interest Only  Certificates) over an additional four year period (subject to certain  subordination  levels being attained and certain loss and delinquency tests being met); provided,  however,  that if on any distribution date the current weighted  average  of the Group II  Subordinate  Percentages  is equal to or  greater  than two times the weighted  average of the initial Group II  Subordinate  Percentages  and certain loss and  delinquency  tests  described in the definition of Group II Senior  Prepayment  Percentage are met,  the Group II  Subordinate  Certificates  (other than the  Subordinate  Interest  Only
Certificates)  will receive,  on or prior to the distribution date occurring in March 2010, 50%
(and after the  distribution  date  occurring in March 2010,  100%) of the Group II Subordinate
Percentage  of  prepayments  on the group II  mortgage  loans  during  the  related  Prepayment
Period;  provided,  further,  that if on any distribution  date the Group II Senior  Percentage exceeds the Group II Senior  Percentage as of the Cut-off Date, then all  prepayments  received on the group II mortgage  loans during the related  Prepayment  Period will be allocated to the
Group  II  Senior  Certificates  (other  than  the  Senior  Interest  Only  Certificates).  The disproportionate  allocation  of  unscheduled  principal  collections  will have the  effect of accelerating  the  amortization  of the Group II Senior  Certificates  while, in the absence of
Realized  Losses,  increasing the respective  percentage  interest in the principal  balance of the group II mortgage  loans  evidenced by the Group II  Subordinate  Certificates.  Increasing
the respective  percentage interest in the Group II Subordinate  Certificates  relative to that of  the  Group  II  Senior  Certificates  is  intended  to  preserve  the  availability  of the subordination provided by the Group II Subordinate Certificates.

        The initial Group II Senior  Percentage will be approximately  92.50%.  For purposes of all principal  distributions  described  above and for  calculating the Group II Senior Optimal
Principal Amount,  Group II Senior Percentage and Group II Senior  Prepayment  Percentage,  the
applicable  Certificate  Principal Balance for any distribution date shall be determined before the  allocation of losses on the group II mortgage loans to be made on such  distribution  date as described under "-Allocation of Losses; Subordination" below.

Principal Distributions on the Group II Subordinate Certificates

        All   unscheduled   principal   collections   on  the  mortgage   loans  not  otherwise
distributable to the Group II Senior  Certificates  will be allocated on a pro rata basis among the  class  of  Group II  Subordinate  Certificates  with the  highest  payment  priority  then outstanding  and each other class of Group II  Subordinate  Certificates  (other than the Class
II-BX-1  Certificates)  for  which  certain  loss  levels  established  for  such  class in the
Agreement  have not been  exceeded.  The related loss level on any  distribution  date would be satisfied as to any Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4, Class II-B-5 and
Class II-B-6  Certificates,  respectively,  only if the sum of the current percentage interests in the group II mortgage  loans  evidenced  by such class and each class,  if any,  subordinate thereto  were at least equal to the sum of the  initial  percentage  interests  in the group II mortgage loans evidenced by such class and each class, if any, subordinate thereto.

        As  described   above  under   "-Principal   Distributions   on  the  Group  II  Senior
Certificates," unless the amount of subordination  provided to the Group II Senior Certificates by the Group II  Subordinate  Certificates  is twice the  amount as of the  Cut-off  Date,  and certain loss and delinquency  tests are satisfied,  on each  distribution date during the first seven years after the Closing  Date,  the entire  amount of any  prepayments  and certain other unscheduled  recoveries  of  principal  with  respect  to the group II  mortgage  loans will be allocated to the Group II Senior  Certificates,  with such  allocation to be subject to further reduction  over an  additional  four year period  thereafter,  as described in this  prospectus supplement.

        The initial Group II Subordinate  Percentages  for Loan Group II will be  approximately
7.50%.

        For purposes of all principal  distributions  described  above and for  calculating the
Group II Subordinate  Optimal  Principal Amount,  Group II Subordinate  Percentage and Group II
Subordinate  Prepayment  Percentage  for Loan Group II, the  applicable  Certificate  Principal

Balance for any  distribution  date shall be determined  before the allocation of losses on the related mortgage loans in the mortgage pool to be made on such  distribution  date as described under "-Allocation of Losses; Subordination" in this prospectus supplement.

Monthly Advances

        If the  scheduled  payment  on a mortgage  loan which was due on a related  Due Date is delinquent  other than as a result of  application  of the Relief Act or similar state law, the related  Servicer  will be  required  to  remit  to the  Securities  Administrator  on the date specified in the applicable  Servicing  Agreement an amount equal to such  delinquency,  net of the Servicing Fee except to the extent the related  Servicer  determines any such advance to be nonrecoverable  from Liquidation  Proceeds,  Insurance  Proceeds or from future payments on the mortgage  loan for which such advance was made.  Subject to the  foregoing,  such advances will be made  by the  Servicers  or  subservicers,  if  applicable,  through  final  disposition  or liquidation  of the  related  mortgaged  property,  or  until  such  time as  specified  in the applicable  Servicing  Agreement.  Failure  by the  related  Servicer  to  remit  any  required advance,  which  failure goes  unremedied  for the number of days  specified in the  applicable
Servicing Agreement,  will constitute an event of default under such Servicing Agreement.  Such event of default  shall then  obligate  the  Master  Servicer  as  successor  servicer  (or the
Trustee,  in the case that Wells Fargo is the  defaulting  Servicer) to advance such amounts to the  Distribution  Account to the extent  provided in the Agreement.  Any failure of the Master
Servicer to make such advances  would  constitute  an Event of Default as discussed  under "The
Agreements-Events  of  Default  and  Rights  Upon  Event of  Default"  in the  prospectus.  The
Trustee, as successor servicer or master servicer,  as applicable,  will be required to make an advance  which Wells  Fargo,  as  Servicer,  or the Master  Servicer  was  required to make but failed to do so, as provided in the Agreement.

        All Monthly  Advances  will be  reimbursable  to the party making such Monthly  Advance from late collections,  Insurance  Proceeds and Liquidation  Proceeds from the mortgage loan as to which the  unreimbursed  Monthly  Advance  was  made.  In  addition,  any  Monthly  Advances previously  made in  respect of any  mortgage  loan that are  deemed by the  related  Servicer, subservicer or Master Servicer to be nonrecoverable  from related late  collections,  Insurance
Proceeds  or  Liquidation  Proceeds  may be  reimbursed  to such  party out of any funds in the
Distribution Account prior to the distributions on the Certificates.

Allocation of Realized Losses; Subordination

General

        Subordination  provides the holders of  Certificates  having a higher payment  priority with protection  against Realized Losses on the related  mortgage loans. In general,  this loss protection  is  accomplished  by  allocating  any Realized  Losses  among the related  Group II
Subordinate  Certificates,  beginning  with the  Group  II  Subordinate  Certificates  with the lowest  payment  priority  until the  Certificate  Principal  Balance of that class of Group II
Subordinate  Certificates  has been  reduced to zero.  In the case of the Group I  Certificates only,  only  those  Realized  Losses in excess  of  available  Excess  Spread  and the  current
Overcollateralization Amount will be allocated to the Group I Subordinate Certificates.

        With  respect  to any  defaulted  mortgage  loan  that is  finally  liquidated  through foreclosure sale,  disposition of the related  mortgaged  property if acquired on behalf of the certificateholders  by deed-in-lieu  of foreclosure or otherwise,  the amount of loss realized, if any,  will  equal the  portion of the  unpaid  principal  balance  remaining,  if any,  plus interest  thereon  through  the last day of the month in which such  mortgage  loan was finally liquidated,  after  application of all amounts  recovered (net of amounts  reimbursable  to the related Servicer or Master Servicer for Monthly Advances,  Servicing Fees,  servicing  advances and certain other amounts  specified in the applicable  Servicing  Agreement)  towards interest and  principal  owing on the  mortgage  loan.  The amount of such loss  realized  on a mortgage loan,  together with the amount of any  Bankruptcy  Loss (if any) in respect of a mortgage loan is referred to in this prospectus supplement as a Realized Loss.

        There are two types of  Bankruptcy  Losses  that can occur  with  respect to a mortgage loan.  The first type of  Bankruptcy  Loss,  referred  to in this  prospectus  supplement  as a
Deficient  Valuation,  results  if a court,  in  connection  with a  personal  bankruptcy  of a mortgagor,  establishes  the value of a  mortgaged  property  at an amount less than the unpaid principal  balance of the mortgage  loan secured by such  mortgaged  property.  In such a case, the  holder of such  mortgage  loan would  become an  unsecured  creditor  to the extent of the difference  between  the  unpaid  principal  balance  of such  mortgage  loan and such  reduced
unsecured  debt.  The  second  type  of  Bankruptcy  Loss,   referred  to  in  this  prospectus
supplement  as a Debt  Service  Reduction,  results  from a court  reducing  the  amount of the monthly payment on the related  mortgage loan, in connection with the personal  bankruptcy of a mortgagor.

        The principal portion of Debt Service  Reductions will not be allocated in reduction of the  Certificate  Principal  Balance  of  any  class  of  Certificates.  As  a  result  of  the subordination  of the  Subordinate  Certificates in right of distribution of available funds to the related  Senior  Certificates,  any Debt Service  Reductions  relating to mortgage loans in the related Loan Group will  generally be borne by the  Subordinate  Certificates  in such Loan
Group (to the extent then  outstanding) in inverse order of priority.  However,  in the case of the Group II  Certificates,  after the Group II  Cross-Over  Date,  the  amounts  distributable under clause (1) of the definition of Senior Optimal  Principal  Amount  included in Loan Group
II will be reduced  by the  amount of any Debt  Service  Reductions  available  to the group II mortgage  loans of Loan Group II.  Regardless of when they occur,  Debt Service  Reductions may reduce the amount of available  funds that would  otherwise be available for  distribution on a distribution date.

        In the event  that the  related  Servicer,  the  Master  Servicer  or any  sub-servicer recovers any amount in respect of a Liquidated  Mortgage  Loan with respect to which a Realized
Loss has been incurred  after  liquidation  and  disposition  of such mortgage  loan,  any such amount,  when received by the Trust,  which is referred to in this  prospectus  supplement as a
Subsequent  Recovery,  will be  distributed as part of available  funds in accordance  with the priorities  described  under  "Description  of the  Certificates-Distributions  on the  Group I
Certificates,"  and  "Distributions  on the  Certificates on the Group II Certificates" in this prospectus  supplement.  Additionally,  the  Certificate  Principal  Balance  of each  class of
Subordinate  Certificates  that has been reduced by the  allocation  of a Realized Loss to such
Certificate  will be  increased,  in order  of  seniority,  by the  amount  of such  Subsequent
Recovery,  but not in excess of the amount of any Realized Losses previously  allocated to such class of  Certificates  and not  previously  offset by Subsequent  Recoveries.  Holders of such
Certificates  will not be  entitled to any payment in respect of interest on the amount of such increases  for an  Interest  Accrual  Period  preceding  the  distribution  date on which  such increase occurs.

        Any allocation of a principal  portion of a Realized Loss to a Certificate will be made by reducing  the  Certificate  Principal  Balance  thereof by the amount so allocated as of the distribution  date in the month  following  the calendar  month in which such Realized Loss was incurred.

        An  allocation  of a  Realized  Loss on a pro rata basis  among two or more  classes of
Certificates  means an allocation to each such class of  Certificates  on the basis of its then outstanding  Certificate  Principal  Balance prior to giving effect to distributions to be made on such distribution date.

Allocation of Realized Losses on the Group I Certificates

        The  Applied  Realized  Loss Amount for the group I mortgage  loans,  to the extent not covered by Excess  Spread and the  Overcollateralization  Amount,  shall be allocated  first to the Class  I-B-4,  Class  I-B-3,  Class  I-B-2,  Class  I-B-1,  Class  I-M-2  and  Class  I-M-1
Certificates,  in that order (so long as their respective  Certificate  Principal Balances have not been reduced to zero) and  thereafter  Realized  Losses on the group I mortgage  loans will be allocated,  first to the Class I-A-2  Certificates  until the Certificate  Principal Balance thereof  has been  reduced  to  zero,  and  then to the  Class  I-A-1  Certificates  until  the
Certificate  Principal  Balance  thereof  has been  reduced to zero.  Such  subordination  will increase  the  likelihood  of timely  receipt by the holders of the Group I  Certificates  with higher  relative  payment  priority  of the  maximum  amount to which they are  entitled on any distribution  date and will provide such  holders  protection  against  losses  resulting  from defaults  on group I mortgage  loans to the extent  described  in this  prospectus  supplement.
The Depositor  will allocate a loss to a  certificate  by reducing its principal  amount by the amount of the loss.

Allocation of Realized Losses on the Group II Certificates

        The  principal  portion  of  Realized  Losses on the group II  mortgage  loans  will be allocated  on any  distribution  date as  follows:  first,  to the Class  II-B-6  Certificates;
second, to the Class II-B-5 Certificates;  third, to the Class II-B-4 Certificates;  fourth, to the Class II-B-3  Certificates;  fifth,  to the Class II-B-2  Certificates;  and sixth,  to the
Class II-B-1 Certificates,  in each case until the Certificate  Principal Balance of such class has been reduced to zero.  Thereafter,  the principal  portion of Realized  Losses on the group
II  mortgage  loans  will  be  allocated  on any  distribution  date  to the  Group  II  Senior
Certificates  (other  than the  related  Senior  Interest  Only  Certificates).  The  principal portion of any Realized  Losses that are  allocated to the  Certificates  in Loan Group II will be allocated first to the Class II-A-3  Certificates  until the Certificate  Principal  Balance thereof  has  been  reduced  to  zero,  second  to the  Class  II-A-2  Certificates  until  the
Certificate  Principal  Balance  thereof has been  reduced to zero and then to the Class II-A-1
Certificates until the Certificate Principal Balance thereof has been reduced to zero.

        No reduction of the Certificate  Principal  Balance on a distribution date of any class of (i) Group II Subordinate  Certificates  will be made on any distribution  date on account of
Realized  Losses on the group II  mortgage  loans to the  extent  that  such  allocation  would result  in the  reduction  of the  aggregate  Certificate  Principal  Balances  of all Group II
Certificates  (other than the Interest Only  Certificates) as of such distribution  date, after giving effect to all  distributions  and prior  allocations of Realized  Losses on the group II mortgage loans on such date, to an amount less than the aggregate Stated  Principal  Balance of all of the group II mortgage loans as of the first day of the month of such  distribution  date and (ii)  Group II Senior  Certificates  shall be made on any  distribution  date on account of
Realized  Losses to the  extent  that such  reduction  would have the  effect of  reducing  the
Certificate  Principal  Balance  of the Group II Senior  Certificates  as of such  distribution date to an amount less than the Stated  Principal  Balances  of the group II mortgage  loans as of the  related  Due Date.  The  limitation  described  in clauses  (i) and (ii) is referred to herein as the Loss Allocation Limitation with respect to Loan Group II.

Cross-Collateralization

        Notwithstanding  the  foregoing,  on any  distribution  date on which  the  Certificate
Principal  Balance  of the  Group  I  Subordinate  Certificates  or the  Group  II  Subordinate
Certificates  have been  reduced to zero and a Realized  Loss that is a Special  Hazard Loss is to be  allocated to the related  Senior  Certificates,  such loss will be allocated  among such
Senior  Certificates  and the most  subordinate  outstanding  class of non-related subordinate

Certificates  on a pro rata basis,  based on the Certificate  Principal  Balances  thereof.  In such  event,  the Senior  Certificates  in a Loan Group may be  allocated  a portion of Special
Hazard Losses on the mortgage loans from the other non-related loan group.

                                       THE CAP CONTRACTS

        The Trustee,  on behalf of the Trust,  will enter into one or more cap  contracts  that provide for payments to the  Securities  Administrator  with respect to the Class I-A-1,  Class
I-A-2,  Class  I-M-1,  Class  I-M-2,  Class  I-B-1,  Class  I-B-2,  Class I-B-3 and Class I-B-4
Certificates,  or Cap  Contracts,  with  Bear  Stearns  Financial  Products  Inc.,  or the  Cap
Counterparty,  for the benefit of the holders of the Class  I-A-1,  Class  I-A-2,  Class I-M-1,
Class I-M-2, Class I-B-1, Class I-B-2,  Class I-B-3 and Class I-B-4  Certificates.  Each of the
Class I-A-1,  Class I-A-2,  Class I-M-1, Class I-M-2, Class I-B-1, Class I-B-2, Class I-B-3 and
Class I-B-4  Certificates  will receive the benefit of payments  from the related Cap Contract, except that the Class I-M-1,  the Class I-M-2,  the Class I-B-1,  the Class I-B-2 and the Class
I-B-3  Certificates  also may receive payments from the Cap Contracts  related to the Class I-A
Certificates.  The Cap  Contracts  are  intended  to provide  partial  protection  to the Class
I-A-1,  Class I-A-2,  Class I-M-1, Class I-M-2, Class I-B-1, Class I-B-2, Class I-B-3 and Class
I-B-4  Certificates  in the event that the  pass-through  rate  applicable  to such  classes of
Certificates is limited by the Net Rate Cap and to cover certain interest shortfalls.

        Bear Stearns Financial  Products Inc. ("BSFP"),  will be the Cap Counterparty.  BSFP, a
Delaware  corporation,  is a bankruptcy remote  derivatives  product company based in New York,
New  York  that  has  been  established  as a  wholly  owned  subsidiary  of The  Bear  Stearns
Companies,  Inc.  BSFP engages in a wide array of  over-the-counter  interest  rate,  currency, and equity  derivatives,  typically with  counterparties  who require a highly rated derivative provider.  As of the date of this prospectus,  BSFP has a ratings  classification of "AAA" from
Standard & Poor's and "Aaa" from Moody's  Investors  Service.  BSFP will provide upon  request, without charge, to each person to whom this prospectus  supplement is delivered,  a copy of (i)
the ratings analysis from each of Standard & Poor's and Moody's  Investors  Service  evidencing those  respective  ratings or (ii) the most  recent  audited  annual  financial  statements  of
BSFP.  Requests  for  information  should  be  directed  to the DPC  Manager  of  Bear  Stearns
Financial  Products  Inc. at (212)  272-4009 or in writing at 383 Madison  Avenue,  36th Floor,
New York, New York 10179. BSFP is an affiliate of Bear, Stearns & Co. Inc.

        On or prior to each  distribution  date through and including the distribution date set forth in the related Cap  Contract,  payments  under the related Cap  Contract  will be made to the Securities  Administrator,  under an account  established  and maintained by the Securities
Administrator,  for the benefit of the holders of the related  Certificates.  The Class  I-M-1, the  Class  I-M-2,  the  Class  I-B-1,  the  Class  I-B-2,  Class  I-B-3  and the  Class  I-B-4
Certificates   also  may  receive   payments   under  the  Cap  Contracts  for  the  Class  I-A
Certificates.  The payment to be made by the Cap  Counterparty  under each Cap Contract will be equal to the  interest  accrued  during the  Interest  Accrual  Period on the related  notional balance at a rate equal to the excess of (i)  One-Month  LIBOR,  over (ii) the strike  rate set forth in Annex I. The  notional  balance  will be equal to the  lesser  of (i) the  Certificate
Principal  Balance of such class of  Certificates  for the related  distribution  date and (ii)
the related certificate notional amount set forth in Annex I.

        On each  distribution  date,  amounts  received under each Cap Contract with respect to the Group I Certificates  and with respect to such  distribution  date will be allocated in the following order of priority:

               first, to the holders of the related class of  Certificates,  the payment of any
        Basis Risk Shortfall  Carry-forward  Amount for such  distribution  date, to the extent not covered by Excess Cashflow for such distribution date;

               second,  from any  remaining  amounts,  to the holders of the  related  class of
        Certificates,  the payment of any Current  Interest and Interest  Carry-forward  Amount for such class to the extent not covered by Interest  Funds or Excess  Cashflow on such distribution date;

               third,  from any excess amounts  available from the Cap Contract relating to the
        Group I Offered  Certificates  and the Class  I-B-4  Certificates,  to the Class  I-A-1
        Certificates and the Class I-A-2  Certificates,  pro rata, and then to the Class I-M-1, the Class I-M-2,  the Class I-B-1, the Class I-B-2, the Class I-B-3 and the Class I-B-4
        Certificates,  in that  order,  to the extent  not paid  pursuant  to clauses  first or second above; and

               fourth,  from  any  remaining  amounts,  for  deposit  into  the  Reserve  Fund, allocated as further described herein.

        On each  distribution  date,  amounts on deposit in the Reserve Fund for the benefit of the related Group I Certificates  will be allocated  first to the Class I-A  Certificates,  pro rata,  based on the current  Realized  Losses and any Unpaid Realized Loss Amount for each such class for such  distribution  date,  and then to the Class  I-M-1,  Class  I-M-2,  Class I-B-1,
Class  I-B-2,  Class I-B-3 and Class  I-B-4  Certificates,  in that  order,  to pay any current
Realized  Losses and any Unpaid  Realized  Loss  Amount,  in each case,  for such class and for such  distribution  date.  Any  remaining  amounts  on  deposit  in the  Reserve  Fund  on such
Distribution Date will be distributed as described in the Agreement.

        The Cap  Contracts  with respect to the Class I-A-1,  Class I-A-2,  Class I-M-1,  Class
I-M-2, Class I-B-1,  Class I-B-2, Class I-B-3 and Class I-B-4 Certificates  terminate after the distribution date occurring in March 2012.

        The Depositor has  determined  that the  significance  percentage of payments under the
Cap  Contracts,  as calculated in accordance  with  Regulation AB under the  Securities  Act of
1933, is less than 10%.

                                   YIELD ON THE CERTIFICATES

General

        The  yield  to  maturity  and  the  weighted  average  life on each  class  of  Offered
Certificates  will be primarily  affected by the rate and timing of  principal  payments on the mortgage loans in the related Loan Group,  including  prepayments,  the allocation of principal payments on the  mortgage  loans among the related  classes of Offered  Certificates,  Realized
Losses  and  interest  shortfalls  on  the  mortgage  loans  in the  related  Loan  Group,  the
Pass-Through  Rates on such  Certificates,  and the purchase price paid for such  Certificates.
In addition,  the effective yield to holders of the Offered  Certificates of each class will be less than the yields  otherwise  produced by their respective  Pass-Through  Rates and purchase prices because interest will not be distributed to the  certificateholders  until the 25th day, or if such day is not a business  day, the following  business day, of the month  following the month in  which  interest  accrues  on the  related  mortgage  loans,  without  any  additional distribution of interest or earnings thereon in respect of such delay.

Prepayment Considerations

        The rate of principal  payments on each class of Offered  Certificates  (other than the
Interest Only  Certificates),  the aggregate  amount of  distributions on each class of Offered
Certificates  and the yield to maturity of each class of Offered  Certificates  will be related to the rate and timing of payments  of  principal  on the  mortgage  loans in the related  Loan
Group.  The rate of principal  payments on the  mortgage  loans will in turn be affected by the amortization  schedules  of the  mortgage  loans  and by  the  rate  and  timing  of  Principal
Prepayments  on the  mortgage  loans  (including  for  this  purpose  payments  resulting  from refinancings,  liquidations  of the mortgage loans due to defaults,  casualties,  condemnations and  repurchases,  whether  optional or required).  The mortgage loans generally may be prepaid by the  mortgagors  at any time;  however,  as described  under "The Mortgage Pool - Prepayment
Charges on the Mortgage Loans" in this  prospectus  supplement,  with respect to  approximately
44.84%  and  29.29% of the Loan  Group I  mortgage  loans  and Loan  Group II  mortgage  loans, respectively,  a prepayment  may subject the related  mortgagor to a prepayment  charge,  which may discourage  prepayments during the applicable period.  Prepayment charges may be restricted under some state laws as described under "Legal Aspects of Mortgage Loans -  Enforceability  of
Certain  Provisions" in the  prospectus.  Prepayment  charges to the extent not retained by the related  servicer  with  respect to the group I mortgage  loans will be paid to the  holders of the Class I-XP  Certificates  and prepayment  charges to the extent not retained by the related servicer  with respect to the group II mortgage  loans will be paid to the holders of the Class
II-XP  Certificates  and will not be part of the available  funds for such  distribution  date.
There can be no assurance  that the  prepayment  charges will have any effect on the prepayment performance of the mortgage loans.

        Principal  Prepayments,  liquidations  and  repurchases of the mortgage loans in a Loan
Group will  result in  distributions  in respect of  principal  to the  holders of the  related
class  or  classes  of  Offered   Certificates   then  entitled  to  receive  these   principal
distributions  that  otherwise  would be distributed  over the remaining  terms of the mortgage loans.  See "Maturity and  Prepayment  Considerations"  in the  prospectus.  Since the rate and timing of payments  of  principal  on the  mortgage  loans will  depend on future  events and a variety  of  factors  (as  described  more  fully  in  this  prospectus  supplement  and in the prospectus  under "Yield  Considerations"  and "Maturity and  Prepayment  Considerations"),  no
assurance  can be  given as to the rate of  Principal  Prepayments.  The  extent  to which  the yield to  maturity of any class of Offered  Certificates  may vary from the  anticipated  yield will  depend  upon the degree to which they are  purchased  at a  discount  or premium  and the degree  to  which  the  timing  of  payments  on  the  Offered  Certificates  is  sensitive  to prepayments  on the  mortgage  loans in the related  Loan Group.  Further,  an investor  should consider,  in the case of any Offered  Certificate  purchased  at a  discount,  the risk that a slower than  anticipated  rate of Principal  Prepayments  on the related  mortgage  loans could result in an actual yield to an investor that is lower than the  anticipated  yield and, in the case  of  any  Offered  Certificate  purchased  at a  premium,  the  risk  that a  faster  than anticipated  rate of Principal  Prepayments  on the related  mortgage  loans could result in an actual  yield to the  investor  that is lower  than the  anticipated  yield.  In  general,  the earlier a  prepayment  of  principal  on the  mortgage  loans in the related  Loan  Group,  the greater will be the effect on the investor's yield to maturity.  As a result,  the effect on an investor's  yield of  principal  payments  occurring  at a rate higher (or lower) than the rate anticipated  by the  investor  during the period  immediately  following  the  issuance  of the
Offered  Certificates  would not be fully offset by a subsequent  like  reduction (or increase)
in the rate of principal payments.

        Because  the  mortgage  loans in a Loan  Group may be  prepaid  at any time,  it is not possible  to  predict  the rate at which  distributions  on the  related  Certificates  will be received.  Since  prevailing  interest  rates  are  subject  to  fluctuation,  there  can be no assurance  that  investors  in the  Certificates  will be able to  reinvest  the  distributions thereon at yields  equaling or  exceeding  the yields on the  Certificates.  Yields on any such reinvestments  may  be  lower,  and  may  even  be  significantly  lower,  than  yields  on the

Certificates.   Generally,  when  prevailing  interest  rates  increase,  prepayment  rates  on mortgage  loans  tend to  decrease,  resulting  in a reduced  rate of return  of  principal  to investors  at a time when  reinvestment  at such higher  prevailing  rates would be  desirable.
Conversely,  when prevailing  interest rates decline,  prepayment  rates on mortgage loans tend to  increase,  resulting  in a greater  rate of return of principal to investors at a time when reinvestment  at  comparable  yields  may not be  possible.  It is  highly  unlikely  that  the mortgage  loans will prepay at any  constant  rate until  maturity or that all of the  mortgage loans will prepay at the same rate.  Moreover,  the timing of prepayments on the mortgage loans in a Loan Group may  significantly  affect the actual yield to maturity on the related  Offered
Certificates,  even  if the  average  rate  of  principal  payments  experienced  over  time is consistent with an investor's expectation.

        Because  principal  distributions  are paid to some  classes  of  Offered  Certificates before other  classes,  holders of classes of Offered  Certificates  having a later priority of payment bear a greater risk of losses than holders of classes  having  earlier  priorities  for distribution of principal.

        The rate of payments  (including  prepayments) on pools of mortgage loans is influenced by a variety of economic,  geographic,  social and other factors.  If prevailing mortgage rates fall  significantly  below the mortgage  rates on the mortgage  loans,  the rate of  prepayment
(and  refinancing)  would be expected to increase.  Conversely,  if prevailing  mortgage  rates rise  significantly  above the mortgage rates on the mortgage loans,  the rate of prepayment on the  mortgage  loans would be expected to  decrease.  Other  factors  affecting  prepayment  of mortgage loans include  changes in  mortgagors'  housing  needs,  job transfers,  unemployment, mortgagors' net equity in the mortgaged  properties and servicing decisions.  In addition,  the existence of the  applicable  periodic rate cap,  maximum  mortgage  rate and minimum  mortgage rate may effect the likelihood of  prepayments  resulting  from  refinancings.  There can be no certainty as to the rate of  prepayments  on the  mortgage  loans during any period or over the
life  of  the   Certificates.   See  "Yield   Considerations"   and  "Maturity  and  Prepayment
Considerations" in the prospectus.

        Approximately  76.75% and  83.50% of the Loan Group I mortgage  loans and Loan Group II mortgage loans,  respectively,  are assumable under some circumstances if, in the sole judgment of the Master  Servicer or  Servicer,  the  prospective  purchaser  of a mortgaged  property is creditworthy  and the  security for the mortgage  loan is not impaired by the  assumption.  The remainder  of  the  mortgage  loans  are  subject  to  customary  due-on-sale  provisions.  The
Servicers shall enforce any due-on-sale  clause contained in any mortgage note or mortgage,  to the extent  permitted under the related  Servicing  Agreement,  applicable law and governmental regulations.  However,  if the Servicer  determines that enforcement of the due-on-sale  clause would  impair or  threaten to impair  recovery  under the related  primary  mortgage  insurance policy,  if any,  the Servicer  shall not be required to enforce the  due-on-sale  clause.  The extent  to which  some of the  mortgage  loans  are  assumed  by  purchasers  of the  mortgaged properties  rather than prepaid by the related  mortgagors in connection  with the sales of the mortgaged  properties will affect the weighted  average lives of the Offered  Certificates  and may result in a prepayment  experience  on the  mortgage  loans that differs from that on other mortgage loans.

        In general,  defaults on mortgage loans are expected to occur with greater frequency in their early years.  In addition,  default rates generally are higher for mortgage loans used to refinance  an  existing  mortgage  loan.  In the event of a  mortgagor's  default on a mortgage loan,  there can be no assurance that recourse beyond the specific  mortgaged  property pledged as security for repayment will be available.

        The  Sponsor  may,  from  time  to  time,  implement  programs  designed  to  encourage refinancing.  These programs may include, without limitation,  modifications of existing loans,
general  or  targeted  solicitations,  the  offering  of  pre-approved  applications,   reduced
origination fees or closing costs, or other financial  incentives.  Targeted  solicitations may be based on a variety of factors,  including  the credit of the borrower or the location of the mortgaged  property.  In addition,  the Sponsor may encourage  assumptions  of mortgage  loans, including  defaulted mortgage loans, under which creditworthy  borrowers assume the outstanding indebtedness  of the mortgage  loans which may be removed from the related  mortgage pool. As a result of these programs,  with respect to the mortgage pool underlying any trust,  the rate of
Principal  Prepayments  of the  mortgage  loans in the  mortgage  pool may be higher than would otherwise  be the case,  and in some cases,  the average  credit or  collateral  quality of the mortgage loans remaining in the mortgage pool may decline.

Allocation of Principal Payments

Group I Certificates

        Subject    to    the    circumstances    described    under    "Description    of   the
Certificates-Distributions  on the Group I Senior Certificates" in this prospectus  supplement, on each  distribution  date during the first three years after the Closing Date and thereafter, on any  distribution  date that a Trigger  Event is in effect,  all  principal  payments on the group I mortgage loans will generally be allocated to the Group I Senior Certificates.

Group II Certificates

        Subject    to    the    circumstances    described    under    "Description    of   the
Certificates-Principal  Distributions  on the Group II Senior  Certificates" in this prospectus supplement,  on each  distribution  date during the first  seven years after the Closing  Date, all principal  prepayments  on the mortgage  loans in Loan Group II will generally be allocated to the Group II  Senior  Certificates  (other  than any  Senior  Interest  Only  Certificates).
Thereafter,  as further described in this prospectus supplement,  during some periods,  subject to loss and delinquency criteria described in this prospectus  supplement,  the Group II Senior
Prepayment  Percentage may continue to be  disproportionately  large  (relative to the Group II
Senior  Percentage)  and  the  percentage  of  Principal  Prepayments  payable  to the  related
Subordinate  Certificates  may  continue  to be  disproportionately  small.  In addition to the foregoing,  if on any  distribution  date, the  subordination  level  established for the Class
II-B-1,  Class II-B-2,  Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates,
as applicable,  is exceeded and that class of  Subordinate  Certificates  is then  outstanding, that class of Certificates  will not receive  distributions  relating to principal  prepayments on that  distribution  date unless that class is the class of Subordinate  Certificates in Loan
Group II with the highest payment priority.

Interest Shortfalls and Realized Losses

        When a  principal  prepayment  in full is made on a mortgage  loan,  the  mortgagor  is charged  interest only for the period from the Due Date of the preceding  monthly payment up to the date of the Principal  Prepayment,  instead of for a full month.  When a partial  Principal
Prepayment is made on a mortgage loan,  the mortgagor is not charged  interest on the amount of the prepayment for the month in which the prepayment is made. In addition,  the  application of the  Relief  Act or  similar  state law to any  mortgage  loan will  adversely  affect,  for an indeterminate  period of time,  the ability of the related  Servicer to collect full amounts of interest on the mortgage loan. See "Legal Aspects of Mortgage  Loans-The  Servicemembers  Civil
Relief Act" in the prospectus.  Any interest shortfalls  resulting from a Principal  Prepayment in full or a partial  Principal  Prepayment  are  required to be paid by the related  Servicer, but only to the extent that such amount does not exceed the  aggregate  of the  Servicing  Fees on the  mortgage  loans  serviced by that  Servicer  for the related Due Period.  Any  interest shortfalls  required to be funded but not funded by the  related  Servicer  are  required to be paid by the  Master  Servicer,  but only to the  extent  that such  amount  does not exceed the aggregate  Master  Servicing  Compensation  for the applicable  distribution  date. None of the
Servicers  nor the Master  Servicer are obligated to fund interest  shortfalls  resulting  from the  application  of  the  Relief  Act  or  similar  state  law.  See  "Pooling  and  Servicing
Agreement-Servicing  and  Other  Compensation  and  Payment  of  Expenses"  in this  prospectus supplement and "Legal  Aspects of Mortgage  Loans-The  Servicemembers  Civil Relief Act" in the
prospectus.  Accordingly,  the effect of (1) any Principal  Prepayments on the mortgage  loans, to the extent that any resulting interest shortfall due to such Principal  Prepayments  exceeds any  Compensating  Interest  Payments or (2) any shortfalls  resulting from the  application of the Relief  Act or  similar  state law,  will be to reduce  the  aggregate  amount of  interest collected  that is  available  for  distribution  to holders of the related  Certificates.  Any resulting  shortfalls will be allocated  among the  Certificates as provided in this prospectus supplement.

        The  yields to  maturity  and the  aggregate  amount of  distributions  on the  Offered
Certificates  will be  affected  by the timing of  mortgagor  defaults  resulting  in  Realized
Losses.  The  timing  of  Realized  Losses  on the  mortgage  loans  in a Loan  Group  and  the allocation  of  Realized  Losses to the Offered  Certificates  could  significantly  affect the yield to an investor in the related Offered Certificates.  In addition,  Realized Losses on the mortgage  loans may affect the market value of the Offered  Certificates,  even if these losses are not allocated to the Offered Certificates.

        If the Certificate  Principal  Balance of a class of Subordinate  Certificates has been reduced to zero, the yield to maturity on the class of related  Subordinate  Certificates  then outstanding  with the lowest  payment  priority  will be  extremely  sensitive to losses on the mortgage  loans in the  related  Loan Group and the timing of those  losses  because the entire amount  of  losses  that are  covered  by  subordination  will be  allocated  to that  class of
Subordinate   Certificates.   If  the  Certificate   Principal   Balances  of  all  classes  of
Subordinate  Certificates  related  to a Loan Group  have been  reduced  to zero,  the yield to maturity on the related  classes of Senior  Certificates  then  outstanding  will be  extremely sensitive  to losses on the  mortgage  loans in the related  Loan Group and the timing of those losses  because  the  entire  amount  of  losses  that are  covered  by  subordination  will be allocated to those classes of Senior Certificates.

        As described under  "Description  of the  Certificates-Allocation  of Realized  Losses;
Subordination" in this prospectus  supplement,  amounts  otherwise  distributable to holders of the  Subordinate  Certificates  may be made  available  to protect  the  holders of the related
Senior Certificates against interruptions in distributions due to mortgagor  delinquencies,  to the extent not covered by Monthly Advances,  and amounts otherwise  distributable to holders of the  Subordinate  Certificates  with a lower  priority  may be made  available  to protect  the holders of related  Subordinate  Certificates  with a higher priority against  interruptions in distributions.  Delinquencies  on the  mortgage  loans in a Loan  Group may affect the yield to investors on the related  Subordinate  Certificates,  and,  even if  subsequently  cured,  will affect  the  timing  of the  receipt  of  distributions  by the  holders  of those  Subordinate
Certificates.  If a Trigger Event exists due to larger than expected rate of  delinquencies  or losses  on the  group I  mortgage  loans,  no  principal  payments  will be made to the Group I
Subordinate  Certificates  as long as such  Trigger  Event exists as long as any of the Group I
Senior  Certificates  are  still  outstanding.  Similarly,  a  larger  than  expected  rate  of delinquencies  or  losses  on the  mortgage  loans  in Loan  Group II will  affect  the rate of principal  payments  on each  class of Group II  Subordinate  Certificates,  if it  delays  the scheduled reduction of the Group II Senior Prepayment  Percentage,  triggers an increase of the
Group II Senior  Prepayment  Percentage to 100% or triggers a lockout of one or more classes of
Group II Subordinate  Certificates  from  distributions of portions of the Group II Subordinate
Optimal Principal Amount. See "Description of the  Certificates-Principal  Distributions on the
Group II Senior  Certificates,"  and  "-Principal  Distributions  on the  Group II  Subordinate
Certificates" in this prospectus supplement.

        In some cases,  Special Hazard Losses allocable to a class of Senior  Certificates in a
Loan Group will  instead be allocated to the  Subordinate  Certificates  in another Loan Group.
See "Description of the  Certificates-Cross-Collateralization"  in this prospectus  supplement.
This limited cross-collateralization is intended as credit enhancement for each Loan Group.

Excess Spread Available to the Group I Certificates

        The  weighted  average  life and  yield to  maturity  of each  class of Group I Offered
Certificates and the Class I-B-4  Certificates  will also be influenced by the amount of Excess
Spread  generated by the group I mortgage  loans and applied in  reduction  of the  Certificate
Principal Balances of the Group I Offered  Certificates and the Class I-B-4  Certificates.  The
level of Excess  Spread  available on any  distribution  date to be applied in reduction of the
Certificate  Principal  Balances  of the  Group I  Offered  Certificates  and the  Class  I-B-4
Certificates and will be influenced by, among other factors:

                 o     the  overcollateralization  level of the  group I  mortgage  loans at such  time,  i.e.,  the  extent  to  which  interest  on the  group I mortgage loans is accruing on a higher stated principal  balance than the aggregate  Certificate  Principal  Balance of the Group I Offered
                       Certificates and the Class I-B-4 Certificates;

                 o     the delinquency and default experience of the group I mortgage loans;

                 o     the level of One-Month LIBOR; and

                 o     the provisions of the Agreement that permit principal  collections to be  distributed  to the  Class  B-IO  Certificates  and the  Residual
                       Certificates  in each case as provided in the Agreement when required overcollateralization levels have been met.

        To the extent that greater  amounts of Excess  Spread are  distributed  in reduction of the  Certificate  Principal  Balance of a class of Group I Offered  Certificates  and the Class
I-B-4  Certificates,  the  weighted  average  life  thereof  can be  expected  to  shorten.  No assurance,  however,  can be given as to the amount of Excess Spread to be  distributed  at any time or in the aggregate.

        The  yields  to  maturity  of the  Group I Offered  Certificates  and the  Class  I-B-4
Certificates and, in particular the Group I Subordinate  Certificates,  in the order of payment priority,  will be  progressively  more sensitive to the rate,  timing and severity of Realized
Losses on the group I mortgage  loans.  If an Applied  Realized  Loss Amount is  allocated to a class of Group I Offered  Certificates  and the  Class  I-B-4  Certificates,  that  class  will thereafter accrue interest on a reduced  Certificate  Principal  Balance.  Although the Applied
Realized Loss Amount so allocated may be recovered on future  distribution  dates to the extent
Excess  Cashflow is available  for that purpose,  there can be no assurance  that those amounts will be available or sufficient.

        To the extent that the pass-through  rates on the Group I Offered  Certificates and the
Class  I-B-3  Certificates  are  limited by the Net Rate Cap,  the  difference  between (x) the interest  amount  payable to such class at the applicable  pass-through  rate without regard to the Net  Rate  Cap,  and (y) the  Current  Interest  payable  to such  class  on an  applicable distribution  date will create a  shortfall.  Such  shortfall  will be payable to the extent of
Excess  Cashflow,  with respect to the Class  I-A-1,  Class  I-A-2,  Class I-M-1,  Class I-M-2,
Class I-B-1, Class I-B-2, Class I-B-3 and Class I-B-4  Certificates,  to the extent of payments made under the Cap  Contracts  on the  applicable  distribution  date.  Payments  under the Cap
Contracts  are based on the lesser of the  Certificate  Principal  Balance of the related class of  Certificates  and  the  principal  balance  of  such  class  based  on  certain  prepayment assumptions.  If the group I mortgage loans do not prepay  according to those  assumptions,  it may result in the Cap  Contracts  providing  insufficient  funds to cover such  shortfalls.  In addition,  each Cap  Contract  provides  for  payment of the excess of  One-Month  LIBOR over a specified  per  annum  rate,  which  also  may not  provide  sufficient  funds  to  cover  such shortfalls.  The  Cap  Contracts  related  to the  Group I  Certificates  terminate  after  the distribution date occurring in March 2012.

Pass-Through Rates of the Group II Certificates

        The yields to maturity on the Group II Offered  Certificates  will be affected by their
Pass-Through  Rates.  The  Pass-Through  Rates on the  Group II  Offered  Certificates  will be sensitive to the adjustable  mortgage rates on the related  mortgage loans. As a result,  these
Pass-Through  Rates  will be  sensitive  to the  indices on the  related  mortgage  loans,  any periodic caps, maximum and minimum rates, and the related gross margins.

Assumed Final Distribution Date

        The assumed final  distribution date for  distributions on the Offered  Certificates is the  distribution  date  occurring in April 2037.  The assumed final  distribution  date is the distribution  date in the month  following the month of the latest  scheduled  maturity date of any of  the  related  mortgage  loans  as of the  Closing  Date.  Since  the  rate  of  payment
(including  prepayments)  of principal  on the mortgage  loans in the related Loan Group can be expected to exceed the scheduled  rate of payments,  and could exceed the  scheduled  rate by a substantial  amount,  the disposition of the last remaining  mortgage loan may be earlier,  and could be substantially  earlier,  than the assumed final  distribution date.  Furthermore,  the application  of  principal  collections  and, in the case of the Group I Offered  Certificates, excess spread,  could cause the actual final distribution date for the Offered  Certificates in a Loan Group to occur  significantly  earlier  than the assumed  final  distribution  date.  In addition,  the Sponsor or its designee  may, at its option,  repurchase  from the trust all the
(i) group I mortgage  loans on or after any  distribution  date on which the  aggregate  stated
principal  balances of the group I mortgage  loans are less than 20% of the Cut-off Date Stated
Principal  Balance of the group I mortgage  loans and (ii) group II mortgage  loans on or after any  distribution  date on  which  the  aggregate  Stated  Principal  Balance  of the  group II mortgage  loans is less than 10% of the Cut-off Date Stated  Principal  Balance of the group II mortgage  loans.  See  "The  Pooling  and  Servicing  Agreement-Termination"  herein  and  "The
Agreements-Termination; Retirement of Securities" in the prospectus.

Weighted Average Life

        The weighted  average life of a security refers to the average amount of time that will elapse from the date of its issuance  until each dollar of principal of such  security  will be distributed  to the investor.  The weighted  average life of a Certificate is determined by (a)
multiplying the amount of the reduction,  if any, of the Certificate  Principal Balance of such
Certificate from one  distribution  date to the next  distribution  date by the number of years from the date of  issuance  to the second such  distribution  date,  (b) adding the results and
(c) dividing the sum by the aggregate  amount of the  reductions in the  Certificate  Principal
Balance of such  Certificate  referred  to in clause  (a).  The  weighted  average  life of the
Offered  Certificates  of each class will be influenced  by the rate at which  principal on the mortgage  loans  is  paid,  which  may be in the  form of  scheduled  payments  or  prepayments
(including  prepayments of principal by the mortgagor as well as amounts  received by virtue of condemnation,  insurance or  foreclosure  with respect to the mortgage  loans),  and the timing
thereof.   The  actual   weighted   average  life  and  term  to  maturity  of  each  class  of
Certificates,  in general,  will be shortened if the level of such  prepayments of principal on the related mortgage loans increases.

        Prepayments on mortgage loans are commonly measured  relative to a prepayment  standard or  model.  The  prepayment  model  used in this  prospectus  supplement  with  respect  to the mortgage  loans,  assumes a constant rate of  prepayment  each month,  or CPR,  relative to the then  outstanding  principal  balance of a pool of mortgage loans similar to the mortgage loans in each  Loan  Group.  To  assume a 25% CPR or any  other  CPR is to  assume  that  the  stated
percentage of the outstanding  principal  balance of the related  mortgage pool is prepaid over the course of a year. No  representation  is made that the mortgage  loans will prepay at these or any other rates.

        The Group I Certificates  and Group II  Certificates  were structured  assuming,  among other  things,  a 30%  CPR for  the  group I  mortgage  loans  and a 25% CPR for the  group  II mortgage loans,  respectively.  The prepayment  assumption to be used for pricing  purposes for the  respective  classes  may  vary as  determined  at the  time of sale.  The  actual  rate of prepayment may vary considerably from the rate used for any prepayment assumption.

        The tables  following  the next  paragraph  indicate  the  percentages  of the  initial principal  amount of the indicated  classes of Offered  Certificates  that would be outstanding after  each of the  dates  shown  at  various  percentages  of the  CPR  and the  corresponding weighted  average life of the indicated  class of Offered  Certificates.  The table is based on the following modeling assumptions:

                     (1)     the mortgage  pool  consists of 2,253  mortgage  loans with the characteristics set forth in Schedule B;

                     (2)     the mortgage  loans prepay at the specified  percentages of the
                             CPR;

                     (3)     no   defaults  or   delinquencies   occur  in  the  payment  by
                             mortgagors of principal and interest on the mortgage loans;

                     (4)     scheduled  payments  on the  mortgage  loans are  received,  in cash,  on the  first  day of each  month,  commencing  in April
                             2007,  and are computed  prior to giving effect to  prepayments received on the last day of the prior month;

                     (5)     prepayments  are  allocated  as described  herein  assuming the loss and delinquency tests are satisfied;

                     (6)     there are no interest  shortfalls caused by (a) the application of the Relief Act or similar  state law or (b)  prepayments  on the  mortgage  loans,  which  in the  case of (b) have not been covered by Compensating  Interest,  and  prepayments  represent prepayments  in  full  of  individual  mortgage  loans  and are received  on the last day of each  month,  commencing  in March
                             2007;
                     (7)     scheduled  Monthly  Payments of  principal  and interest on the mortgage  loans are  calculated on their  respective  principal balances  (prior  to  giving  effect  to  prepayments  received thereon  during the preceding  calendar  month),  mortgage rate and remaining  terms to stated  maturity such that the mortgage loans will fully  amortize by their  stated  maturities  (after taking into account any interest only period);

                     (8)     with  respect  to the  Group  I  Certificates,  the  levels  of
                             One-Month LIBOR,  Six-Month LIBOR,  One-Year LIBOR and One-Year
                             Treasury  remain constant at 5.32000%,  5.40000%,  5.40000% and
                             5.08000%, respectively;

                     (9)     with  respect  to the  Group II  Certificates,  the  levels  of
                             Six-Month  LIBOR and One-Year LIBOR remain constant at 5.39000%
                             and 5.21000%, respectively;

                     (10)    the  mortgage  rate on each  mortgage  loan will be adjusted on each interest  adjustment  date (as  necessary) to a rate equal to the  applicable  Index (as  described in (8) and (9) above), plus the applicable  gross margin,  subject to maximum lifetime mortgage rates,  minimum  lifetime  mortgage rates and periodic caps (as applicable);

                     (11)    scheduled  Monthly  Payments of principal  and interest on each mortgage  loan  will  be  adjusted  in  the  month  immediately following  each interest  adjustment  date (as  necessary)  for such  mortgage  loan to  equal  the  fully  amortizing  payment described in (7) above;

                     (12)    the certificate  principal balances of the Certificates are as set forth on pages S-2  through  S-4 hereof and under  "Summary of Terms-Description of the Certificates,"

                     (13)    distributions  in  respect  of  the  Offered  Certificates  are received in cash on the 25th day of each month,  commencing  in
                             April 2007;

                     (14)    the Offered Certificates are purchased on March 30, 2007; and

                     (15)    neither the Sponsor nor its  designee  exercises  the option to repurchase  the mortgage  loans in either Loan Group  described
                             under    the    caption    "The    Pooling    and     Servicing
                             Agreement-Termination" in this prospectus supplement.

        For additional  information  regarding the mortgage loan  assumptions see Schedule B to this prospectus supplement.

                                   MORTGAGE LOAN ASSUMPTIONS

There will be discrepancies  between the  characteristics of the actual mortgage loans and the characteristics  assumed in preparing the tables  below.  Any  discrepancy  may have an effect upon the percentages of the initial  principal  amounts  outstanding (and the weighted average lives) of the classes of Offered  Certificates  set forth in the tables.  In addition,  to the extent that the actual  mortgage  loans  included in the  mortgage  pool have  characteristics that  differ  from  those  assumed  in  preparing  the tables  below,  the  classes of Offered
Certificates  set forth below may mature  earlier or later than indicated by the tables below.
 Based on the foregoing  assumptions,  the tables below indicate the weighted  average life of each class of Offered  Certificates  (other  than the  Interest  Only  Certificates)  and sets forth the  percentage  of the  initial  principal  amounts  of each such  class  that would be outstanding after each of the distribution  dates shown, at specified  percentages of the CPR.
Neither the  prepayment  model used in this  prospectus  supplement  nor any other  prepayment model or assumption  purports to be a historical  description  of  prepayment  experience or a prediction of the  anticipated  rate of prepayment  of any pool of mortgage  loans,  including the mortgage  loans included in the trust fund.  Variations in the  prepayment  experience and the balance of the  mortgage  loans that prepay may increase or decrease  the  percentages  of the  initial  Certificate  Principal  Balances  (and  weighted  average  lives)  shown  in the following  tables.  Variations may occur even if the average  prepayment  experience of all of the mortgage  loans equals any of the specified  percentages of the CPR. The timing of changes in the  rate  of  prepayment  may  significantly  affect  the  actual  yield  to  maturity  to investors,  even  if the  average  rate  of  Principal  Prepayments  is  consistent  with  the expectations of investors.

              Percent of Initial Certificate Principal Balance Outstanding at the
                                   Following CPR Percentage

                       Class I-A Certificates               Class I-M-1 Certificates
                ______________________________________________________________________________
                    0%    10%    30%    40%    50%           0%    10%    30%    40%    50%
                ______________________________________________________________________________

Distribution  Date
____________________
 Initial
 Percentage......  100    100    100    100    100          100    100    100    100    100
 March 2008......  100     89     67     56    44           100    100    100    100    100
 March 2009......  100     79     43     29    17           100    100    100    100    100
 March 2010......  100     70     27     13     3           100    100    100    100    100
 March  2011.....   99     61     21     11     3           100    100     48     26     71
 March  2012.....   99     54     15     7      2           100    100     33     15     6
 March  2013.....   99     47     10     4      1           100    100     23     9      3
 March  2014.....   98     42     7      2      *           100     94     16     6      2
 March  2015.....   98     38     5      1      0           100     84     11     3      0
 March  2016.....   97     34     3      *      0           100     76     8      2      0
 March  2017.....   96     30     2      0      0           100     67     5      1      0
 March  2018.....   94     26     1      0      0           100     59     4      0      0
 March  2019.....   92     23     1      0      0           100     52     3      0      0
 March  2020.....   89     20     *      0      0           100     46     2      0      0
 March  2021.....   86     18     0      0      0           100     40     1      0      0
 March  2022.....   83     15     0      0      0           100     35     0      0      0
 March  2023.....   79     13     0      0      0           100     30     0      0      0
 March  2024.....   75     11     0      0      0           100     26     0      0      0
 March  2025.....   71     10     0      0      0           100     22     0      0      0
 March  2026.....   67     8      0      0      0           100     19     0      0      0
 March  2027.....   62     7      0      0      0           100     16     0      0      0
 March  2028.....   57     6      0      0      0           100     13     0      0      0
 March  2029.....   52     5      0      0      0           100     11     0      0      0
 March  2030.....   46     4      0      0      0           100     9      0      0      0
 March  2031.....   40     3      0      0      0            90     7      0      0      0
 March  2032.....   35     2      0      0      0            78     6      0      0      0
 March  2033.....   29     1      0      0      0            65     4      0      0      0
 March  2034.....   22     1      0      0      0            50     3      0      0      0
 March  2035.....   15     *      0      0      0            34     2      0      0      0
 March  2036.....   7      0      0      0      0            17     0      0      0      0
 March  2037.....   0      0      0      0      0            0      0      0      0      0
 Weighted Average
 Life to Maturity
    (years)**      21.40   7.69   2.53   1.72  1.18       26.88  13.75   4.98   4.21   4.35
 Weighted Average
Life to Call
    (years)**      21.19   6.73   2.08   1.42  1.05       26.40  11.51   3.89   3.15   2.32
______________________________
(*)    Indicates a number that is greater than zero but less than 0.5%.
(**)   The weighted  average life of a certificate is determined by (i)  multiplying the net reduction,  if any, of the Certificate  Principal Balance by the number of years from the date of  issuance  of the  certificate  to the related  distribution  date,  (ii)
       adding  the  results,  and  (iii)  dividing  the  sum by  the  aggregate  of the  net reductions of the Certificate Principal Balance described in (i) above.

              Percent of Initial Certificate Principal Balance Outstanding at the
                                  Following CPR Percentage

                      Class I-M-2 Certificates              Class I-B-1 Certificates
                 ______________________________________________________________________________

                        0%    10%    30%    40%    50%           0%    10%    30%    40%    50%
                ______________________________________________________________________________

Distribution Date
____________________
 Initial
 Percentage......  100    100    100    100    100          100    100    100    100    100
 March 2008......  100    100    100    100    100          100    100    100    100    100
 March 2009......  100    100    100    100    100          100    100    100    100    100
 March 2010......  100    100    100    100    100          100    100    100    100    100
 March  2011.....  100    100     48     26    12           100    100     48     26     12
 March  2012.....  100    100     33     15     6           100    100     33     15     6
 March  2013.....  100    100     23     9      3           100    100     23     9      3
 March  2014.....  100     94     16     6      2           100     94     16     6      2
 March  2015.....  100     84     11     3      0           100     84     11     3      0
 March  2016.....  100     76     8      2      0           100     76     8      2      0
 March  2017.....  100     67     5      1      0           100     67     5      1      0
 March  2018.....  100     59     4      0      0           100     59     4      0      0
 March  2019.....  100     52     3      0      0           100     52     3      0      0
 March  2020.....  100     46     2      0      0           100     46     2      0      0
 March  2021.....  100     40     1      0      0           100     40     1      0      0
 March  2022.....  100     35     0      0      0           100     35     0      0      0
 March  2023.....  100     30     0      0      0           100     30     0      0      0
 March  2024.....  100     26     0      0      0           100     26     0      0      0
 March  2025.....  100     22     0      0      0           100     22     0      0      0
 March  2026.....  100     19     0      0      0           100     19     0      0      0
 March  2027.....  100     16     0      0      0           100     16     0      0      0
 March  2028.....  100     13     0      0      0           100     13     0      0      0
 March  2029.....  100     11     0      0      0           100     11     0      0      0
 March  2030.....  100     9      0      0      0           100     9      0      0      0
 March  2031.....   90     7      0      0      0            90     7      0      0      0
 March  2032.....   78     6      0      0      0            78     6      0      0      0
 March  2033.....   65     4      0      0      0            65     4      0      0      0
 March  2034.....   50     3      0      0      0            50     3      0      0      0
 March  2035.....   34     2      0      0      0            34     2      0      0      0
 March  2036.....   17     0      0      0      0            17     0      0      0      0
 March  2037.....   0      0      0      0      0            0      0      0      0      0
 Weighted Average
 Life to Maturity
   (years)*       26.88  13.75   4.94   4.04  3.83         26.88  13.75   4.93   3.97   3.65
 Weighted Average
 Life to Call
   (years)*       26.40  11.51   3.86   3.15  2.32         26.40  11.51   3.85   3.15   2.32

_______________________
(*)    The weighted  average life of a certificate is determined by (i)  multiplying the net reduction,  if any, of the Certificate  Principal Balance by the number of years from the date of  issuance  of the  certificate  to the related  distribution  date,  (ii)
       adding  the  results,  and  (iii)  dividing  the  sum by  the  aggregate  of the  net reductions of the Certificate Principal Balance described in (i) above.

                  Percent of Initial Certificate Principal Balance Outstanding at the
                                      Following CPR Percentage

                      Class I-B-2 Certificates              Class I-B-3 Certificates
                  ______________________________________________________________________________

                        0%    10%    30%    40%    50%           0%    10%    30%    40%    50%
                  ______________________________________________________________________________

Distribution Date
____________________
 Initial
 Percentage......  100    100    100    100    100          100    100    100    100    100
 March 2008......  100    100    100    100    100          100    100    100    100    100
 March 2009......  100    100    100    100    100          100    100    100    100    100
 March 2010......  100    100    100    100    100          100    100    100    100    100
 March  2011.....  100    100     48     26    12           100    100     48     26     12
 March  2012.....  100    100     33     15     6           100    100     33     15     6
 March  2013.....  100    100     23     9      3           100    100     23     9      3
 March  2014.....  100     94     16     6      2           100     94     16     6      2
 March  2015.....  100     84     11     3      0           100     84     11     3      0
 March  2016.....  100     76     8      2      0           100     76     8      2      0
 March  2017.....  100     67     5      1      0           100     67     5      1      0
 March  2018.....  100     59     4      0      0           100     59     4      0      0
 March  2019.....  100     52     3      0      0           100     52     3      0      0
 March  2020.....  100     46     2      0      0           100     46     2      0      0
 March  2021.....  100     40     1      0      0           100     40     1      0      0
 March  2022.....  100     35     0      0      0           100     35     0      0      0
 March  2023.....  100     30     0      0      0           100     30     0      0      0
 March  2024.....  100     26     0      0      0           100     26     0      0      0
 March  2025.....  100     22     0      0      0           100     22     0      0      0
 March  2026.....  100     19     0      0      0           100     19     0      0      0
 March  2027.....  100     16     0      0      0           100     16     0      0      0
 March  2028.....  100     13     0      0      0           100     13     0      0      0
 March  2029.....  100     11     0      0      0           100     11     0      0      0
 March  2030.....  100     9      0      0      0           100     9      0      0      0
 March  2031.....   90     7      0      0      0            90     7      0      0      0
 March  2032.....   78     6      0      0      0            78     6      0      0      0
 March  2033.....   65     4      0      0      0            65     4      0      0      0
 March  2034.....   50     3      0      0      0            50     3      0      0      0
 March  2035.....   34     2      0      0      0            34     2      0      0      0
 March  2036.....   17     0      0      0      0            17     0      0      0      0
 March  2037.....   0      0      0      0      0            0      0      0      0      0
 Weighted Average
 Life to Maturity
   (years)*       26.88  13.75   4.92   3.95  3.60         26.88  13.75   4.91   3.92   3.53
 Weighted Average
 Life to Call
   (years)*       26.40  11.51   3.83   3.15  2.32         26.40  11.51   3.82   3.15   2.32

___________________________
(*)    The weighted  average life of a certificate is determined by (i)  multiplying the net reduction,  if any, of the Certificate  Principal Balance by the number of years from the date of  issuance  of the  certificate  to the related  distribution  date,  (ii)
       adding  the  results,  and  (iii)  dividing  the  sum by  the  aggregate  of the  net reductions of the Certificate Principal Balance described in (i) above.

                Percent of Initial Certificate Principal Balance Outstanding at the
                                     Following CPR Percentage

                                                            Class II-B-1, Class II-B-2 and
                       Class II-A Certificates                 Class II-B-3 Certificates
                _____________________________________________________________________________
                    5%    15%    25%   40%    50%            5%    15%   25%    40%    50%
                _____________________________________________________________________________

Distribution Date
_____________________
 Initial
 Percentage......  100    100    100   100    100           100    100   100    100    100
 March 2008......   94     84    73     57     46           100    100   100    100    100
 March 2009......   89     70    53     32     21           100    100   100     86     73
 March 2010......   84     58    38     18     9            100    100    92     67     52
 March  2011.....   79     48    28     11     5             99    99     69     40     26
 March  2012.....   75     40    21     6      2             99    89     51     24     13
 March  2013.....   70     34    16     4      1             99    75     38     14     6
 March  2014.....   66     29    12     2      1             98    64     29     9      3
 March  2015.....   62     24     9     1      *             96    54     21     5      2
 March  2016.....   58     21     7     1      *             93    45     16     3      1
 March  2017.....   55     17     5     *      *             90    38     12     2      *
 March  2018.....   51     14     4     *      *             84    32     9      1      *
 March  2019.....   47     12     3     *      *             78    26     6      1      *
 March  2020.....   43     10     2     *      *             72    22     5      *      *
 March  2021.....   40     8      1     *      *             66    18     3      *      *
 March  2022.....   37     7      1     *      *             61    15     2      *      *
 March  2023.....   34     5      1     *      *             56    12     2      *      *
 March  2024.....   31     4      1     *      *             51    10     1      *      *
 March  2025.....   28     4      *     *      *             46     8     1      *      *
 March  2026.....   25     3      *     *      *             41     6     1      *      *
 March  2027.....   22     2      *     *      *             37     5     *      *      *
 March  2028.....   20     2      *     *      *             32     4     *      *      *
 March  2029.....   17     1      *     *      *             28     3     *      *      *
 March  2030.....   15     1      *     *      *             24     2     *      *      *
 March  2031.....   12     1      *     *      *             20     2     *      *      *
 March  2032.....   10     1      *     *      *             17     1     *      *      *
 March  2033.....   8      *      *     *      *             13     1     *      *      *
 March  2034.....   6      *      *     *      *             10     1     *      *      0
 March  2035.....   4      *      *     *      *             6      *     *      *      0
 March  2036.....   2      *      *     *      0             3      *     *      *      0
 March  2037.....   0      0      0     0      0             0      0     0      0      0
 Weighted Average
 Life to Maturity
   (years)**      12.36   5.53  3.24   1.81   1.32         17.71  9.85   6.10   4.04   3.26
_______________________
 Weighted Average
 Life to Call
   (years)*       12.14   5.11  2.95   1.65   1.21         17.35  8.94   5.39   3.43   2.65
_______________________

(*)     Indicates a number that is greater than zero but less than 0.5%.
(**)    The weighted  average life of a certificate is determined by (i) multiplying the net reduction,  if any, of the Certificate Principal Balance by the number of years from the date of  issuance of the  certificate  to the related  distribution  date,  (ii)
        adding  the  results,  and  (iii)  dividing  the  sum by the  aggregate  of the  net reductions of the Certificate Principal Balance described in (i) above.

Yield Sensitivity of the Interest Only Certificates

        The yield to  maturity  on the Class  II-X-1,  Class  II-X-2,  Class  II-X-3  and Class
II-BX-1  Certificates will be extremely  sensitive to both the timing of receipt of prepayments and the overall  rate of  principal  prepayments  and  defaults on the  mortgage  loans in Loan
Group II, which rate may  fluctuate  significantly  over time,  because the Notional  Amount of the Class  II-X-1  Certificates  is equal to the  Certificate  Principal  Balance  of the Class

II-A-1  Certificates,  the  Notional  Amount of the Class II-X-2  Certificates  is equal to the
Certificate  Principal  Balance of the Class II-A-2  Certificates,  the Notional  Amount of the
Class II-X-3  Certificates  is equal to the Certificate  Principal  Balance of the Class II-A-3
Certificates  and the  Notional  Amount  of the  Class  II-BX-1  Certificates  is  equal to the
Certificate  Principal  Balance of the Class II-B-1  Certificates.  Investors in these Interest
Only  Certificates  should  fully  consider  the risk that a rapid rate of  prepayments  on the mortgage  loans in Loan  Group II,  could  result in the  failure  of such  investors  to fully recover their  investments,  in particular  because all principal  prepayments  on the mortgage loans in Loan  Group II on each  distribution  date  during  the first  seven  years  after the
Closing Date will be allocated to the Class II-A Certificates (subject to limited exceptions).

        The following  tables  indicate the sensitivity of the pre-tax yield to maturity on the
Interest Only  Certificates  to various  constant  rates of prepayment on the mortgage loans by projecting the monthly  aggregate  payments on the Interest Only Certificates and computing the corresponding  pre-tax yields to maturity on a corporate bond  equivalent  basis,  based on the
structuring   assumptions,   including  the  assumptions   regarding  the  characteristics  and
performance  of  such  mortgage  loans,  which  differ  from  the  actual  characteristics  and performance  thereof,  and  assuming  the  aggregate  purchase  price  for  the  Interest  Only
Certificates  set  forth  below.  Any  differences  between  such  assumptions  and the  actual characteristics  and  performance of the mortgage loans and of such Interest Only  Certificates may result in yields  being  different  from those shown in such table.  Discrepancies  between assumed and actual  characteristics  and performance  underscore the hypothetical nature of the tables,  which  are  provided  only to give a  general  sense of the  sensitivity  of yields in varying prepayment scenarios.

  Pre-Tax Yield to Maturity of the Class II-X-1 Certificates at the Following CPR Percentages

  Assumed Purchase Price*        5%        15%        25%        40%         50%
_______________________________________________________________________________________________
       $2,403,479.17           49.61%     35.32%    20.33%     (4.37)%     (22.96)%

  Pre-Tax Yield to Maturity of the Class II-X-2 Certificates at the Following CPR Percentages

  Assumed Purchase Price*        5%        15%        25%        40%         50%
_______________________________________________________________________________________________
        $417,145.87            30.73%     17.41%     3.53%     (19.39)%    (36.70)%

  Pre-Tax Yield to Maturity of the Class II-X-3 Certificates at the Following CPR Percentages

  Assumed Purchase Price*        5%        15%        25%        40%         50%
_______________________________________________________________________________________________
        $206,005.81            37.43%     23.76%     9.48%    (14.08) %   (31.84) %

 Pre-Tax Yield to Maturity of the Class II-BX-1 Certificates at the Following CPR Percentages

  Assumed Purchase Price*        5%        15%        25%        40%         50%
_______________________________________________________________________________________________
        $163,245.35            6.31%      6.18%      1.48%     (7.69) %   (15.39) %

(*)  Approximate

        Each pre-tax  yield to maturity set forth in the  preceding  tables was  calculated  by determining the monthly  discount rate which,  when applied to the assumed stream of cash flows to be paid on the Interest  Only  Certificates,  would cause the  discounted  present  value of such  assumed  stream of cash flows to equal the assumed  purchase  price  listed in the table.
Accrued  interest is included in the assumed  purchase  price in  computing  the yields  shown.
These yields do not take into account the different  interest  rates at which  investors may be able to reinvest funds  received by them as  distributions  on the Interest Only  Certificates, and thus do not reflect the return on any  investment  in the Interest Only  Certificates  when any  reinvestment  rates other than the  discount  rates set forth in the  preceding  table are considered.

        Notwithstanding  the assumed  prepayment rates reflected in the preceding tables, it is highly  unlikely that the mortgage loans will be prepaid  according to one particular  pattern.
For this reason,  and because the timing of cash flows is critical to determining  yields,  the pre-tax  yield to maturity on the Interest  Only  Certificates  are likely to differ from those shown in the table above,  even if the  prepayment  assumption  equals the  percentages  of CPR indicated  in the  table  above  over any given  time  period  or over the  entire  life of the
Interest Only Certificates.

        There can be no assurance that the mortgage  loans will prepay at any  particular  rate or that the yield on the  Interest  Only  Certificates  will  conform to the  yields  described herein.  Moreover,  the various  remaining terms to maturity and mortgage rates of the mortgage loans in Loan Group II could produce slower or faster  principal  distributions  than indicated
in the preceding tables at the various  percentages of the CPR specified,  even if the weighted average  remaining term to maturity and weighted  average mortgage rate of those mortgage loans are as  assumed.  Investors  are  urged  to make  their  investment  decisions  based  on their determinations  as to anticipated  rates of prepayment under a variety of scenarios.  Investors in the  Interest  Only  Certificates  should  fully  consider  the  risk  that a rapid  rate of prepayments  on the group II mortgage  loans could  result in the failure of such  investors to fully recover their investments.

        For additional  considerations  relating to the yield on the Offered Certificates,  see
"Yield Considerations" in the prospectus.

                                    POOLING AND SERVICING AGREEMENT

General

        The Certificates will be issued pursuant to the Agreement,  a form of which is filed as an  exhibit  to the  registration  statement.  A  current  report on Form 8-K  relating  to the
Certificates  containing  a copy of the  Agreement as executed  will be filed by the  Depositor with the Securities  and Exchange  Commission  within  fifteen days of the initial  issuance of the  Certificates.  The trust fund created under the  Agreement  will consist of (1) all of the
Depositor's  right,  title and  interest in and to the  mortgage  loans,  the related  mortgage notes,  mortgages  and other related  documents,  including all interest and principal due with respect to the mortgage  loans after the Cut-off Date,  but excluding any payments of principal or interest  due on or prior to the Cut-off  Date,  (2) any  mortgaged  properties  acquired on behalf  of  certificateholders  by  foreclosure  or by deed in  lieu  of  foreclosure,  and any revenues  received  thereon,  (3) the  rights  of the  Trustee  under  all  insurance  policies required to be maintained  pursuant to the  Agreement,  (4) the rights of the  Depositor  under the Mortgage Loan  Purchase  Agreement  between the Depositor and the Sponsor,  (5) such assets relating to the mortgage  loans as from time to time may be held in the Protected  Accounts and the  Distribution  Account,  (6) the rights with respect to the  Servicing  Agreements,  to the extent  assigned to the Trustee,  (7) the rights with respect to the Cap  Contracts and (8) any proceeds of the foregoing.  Reference is made to the  prospectus  for important  information in addition to that set forth in this  prospectus  supplement  regarding the trust fund, the terms and conditions of the Agreement and the Offered  Certificates.  The Offered  Certificates  will
be   transferable   and   exchangeable  at  the  corporate  trust  offices  of  the  Securities
Administrator,  which will serve as Certificate  Registrar and Paying Agent; for these purposes and for purposes of  presentment  and surrender  located at Sixth Street and Marquette  Avenue,
Minneapolis,  Minnesota 55479,  Attention:  Corporate Trust Group,  BSALTA 2007-2,  and for all
other  purposes  located at 9062 Old  Annapolis  Road,  Columbia,  Maryland  21045,  Attention:
Corporate  Trust Group,  BSALTA  2007-2.  The Depositor  will provide to  prospective or actual certificateholders  without  charge,  on written  request,  a copy  (without  exhibits)  of the
Agreement.  Requests should be addressed to Structured Asset Mortgage  Investments II Inc., 383
Madison Avenue, New York, New York 10179.

Assignment of the Mortgage Loans

        At the time of issuance of the  Certificates,  the  Depositor  will cause the  mortgage loans,  together with all principal and interest due on or with respect to such mortgage  loans after  the  Cut-off  Date,  to be sold to the  trust.  The  mortgage  loans in each of the Loan
Groups will be  identified  in a schedule  appearing as an exhibit to the  Agreement  with each
Loan Group separately  identified.  Such schedule will include  information as to the principal balance of each mortgage loan as of the Cut-off Date, as well as information  including,  among other things,  the mortgage rate, the Net Rate, the Monthly Payment,  the maturity date of each mortgage note and the Loan-to-Value Ratio.

Representations and Warranties

        In the Mortgage Loan Purchase Agreement,  pursuant to which the Depositor purchased (or will  purchase)  the mortgage  loans from the Sponsor,  the Sponsor made (or will make) certain representations  and  warranties to the Depositor  concerning the mortgage  loans.  The Trustee will be  assigned  all right,  title and  interest  in the  Mortgage  Loan  Purchase  Agreement insofar as they relate to such representations and warranties made by the Sponsor.

        The  representations  and  warranties of the Sponsor with respect to the mortgage loans include the following, among others:

              (1)      The  information  set forth in the  mortgage  loan  schedule is true, complete  and  correct in all  material  respects as of the date such representation was made;

              (2)      Immediately  prior to the sale of the related mortgage loans pursuant to the Mortgage  Loan  Purchase  Agreement,  the Sponsor was the sole owner of  beneficial  title and holder of each  mortgage and mortgage note  relating to the related  mortgage  loans as of the Closing Date or as of  another  specified  date,  is  conveying  the  same  to the
                       Depositor free and clear of any  encumbrance,  equity,  participation interest,  lien, pledge,  charge,  claim or security interest and the
                       Sponsor  has  full  right  and  authority  to sell  and  assign  each mortgage loan pursuant to the Mortgage Loan Purchase Agreement; and

              (3)      As of the Closing Date there is no monetary  default  existing  under any  mortgage or the related  mortgage  note and there is no material event  which,  with  the  passage  of  time or  with  notice  and the expiration of any grace or cure period,  would  constitute a default, breach or event of  acceleration;  and neither the Sponsor nor any of its respective  affiliates has taken any action to waive any default, breach  or  event  of  acceleration;  and no  foreclosure  action  is threatened or has been commenced with respect to the mortgage loan.

        In the  case of a  breach  of any  representation  or  warranty  set  forth  above,  or otherwise  included in the Mortgage Loan Purchase  Agreement,  which  materially  and adversely affects  the  value  of  the  interests  of  certificateholders  or the  Trustee  in any of the mortgage  loans,  within 90 days from the date of  discovery  or notice from the  Trustee,  the
Depositor,  the  Securities  Administrator  or the Sponsor of such  breach,  the  Sponsor  will either  (i) cure such  breach  in all  material  respects,  (ii)  provide  the  Trustee  with a substitute  mortgage  loan (if  within two years of the  Closing  Date) or (iii)  purchase  the related  mortgage loan at the applicable  Repurchase  Price.  This obligation of the Sponsor to cure,  purchase  or  substitute  shall  constitute  the  Trustee's  sole and  exclusive  remedy respecting a breach of such representations and warranties.

The Custodian

        Wells Fargo is acting as custodian of the mortgage  loan files  pursuant to the related
Custodial  Agreement.  In that  capacity,  Wells Fargo is responsible to hold and safeguard the mortgage  notes and other  contents  of the  mortgage  files on behalf of the  Trustee  and the certificateholders.  Wells Fargo  maintains  each  mortgage loan file in a separate file folder marked with a unique bar code to assure  loan-level  file  integrity and to assist in inventory management.  Files are  segregated  by  transaction  or investor.  Wells Fargo has been engaged in the  mortgage  document  custody  business  for more than 25 years.  Wells  Fargo  maintains document custody  facilities in its Minneapolis,  Minnesota  headquarters and in three regional offices located in Richfield,  Minnesota,  Irvine,  California, and Salt Lake City, Utah. As of
December 31, 2006,  Wells Fargo  maintains  mortgage  custody vaults in each of those locations with an aggregate capacity of over eleven million files.

        For a general  description of Wells Fargo, see the description herein under "The Master
Servicer and the Servicer-The Master Servicer."

The Trustee

        The  Trustee  is  Citibank,  N.A.,  a national  banking  association  and wholly  owned subsidiary  of  Citigroup  Inc., a Delaware  corporation.  Citibank,  N.A.  performs as trustee through  the  Agency  and  Trust  line of  business,  which is part of the  Global  Transaction
Services  division.  Citibank,  N.A. has primary  corporate  trust offices  located in both New
York and London.  Citibank,  N.A. is a leading provider of corporate trust services  offering a full range of agency,  fiduciary,  tender and exchange,  depositary and escrow services.  As of the end of the fourth  quarter of 2006,  Citibank's  Agency & Trust group  manages in excess of
$3.8  trillion  in fixed  income  and  equity  investments  on  behalf of  approximately  2,500 corporations  worldwide.  Since 1987, Citibank Agency & Trust has provided trustee services for asset-backed  securities  containing pool assets consisting of airplane leases,  auto loans and leases,  boat loans,  commercial loans,  commodities,  credit cards,  durable goods,  equipment leases,  foreign securities,  funding agreement backed note programs,  truck loans,  utilities, student loans and commercial  and  residential  mortgages.  As of the end of the fourth quarter of 2006,  Citibank,  N.A.  acts as trustee  and/or paying agent for  approximately  329 various residential mortgage-backed transactions.

        If an event of default has not occurred  (or has occurred but is no longer  continuing)
under the  Agreement,  then the Trustee will perform only such duties as are  specifically  set forth in the  Agreement  as being  the  duties  to be  performed  by the  Trustee  prior to the occurrence (or following the  discontinuance)  of an event of default  thereunder.  If an event of default occurs and is continuing  under the  Agreement,  the Trustee is required to exercise such of the rights and powers vested in it by the  Agreement,  such as (upon the occurrence and during the  continuance  of certain  events of default)  either acting as the successor  master servicer or appointing a successor master  servicer,  and use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the  circumstances  in the conduct of such  investor's  own affairs.  Subject to certain  qualifications  specified in the
Agreement,  the Trustee will be liable for its own negligent action,  its own negligent failure to act and its own willful misconduct.

        The Trustee's duties and responsibilities  under the Agreement include, upon receipt of resolutions,  certificates  and reports which are  specifically  required to be furnished to it pursuant to the Agreement,  examining  them to determine  whether they are in the form required by the  Agreement,  providing to the  Securities  Administrator  notices of the  occurrence  of certain  events of default under the Agreement,  appointing a successor  master  servicer,  and effecting any optional termination of the trust.

        The fee of the  Trustee  will be payable by the Master  Servicer.  The  Agreement  will provide that the Trustee and any  director,  officer,  employee or agent of the Trustee will be entitled  to  recover  from  the  Distribution  Account  prior  to  any  distributions  to  the certificateholders  all reasonable  out-of pocket expenses,  disbursements  and advances of the
Trustee,  in connection with any event of default,  any breach of the Agreement or any claim or legal action  (including any pending or threatened  claim or legal action)  incurred or made by the Trustee in the  administration  of the trust created  pursuant to the Agreement  (including the reasonable  compensation and  disbursements  of its counsel),  other than any such expense, disbursement  or advance as may arise from its  negligence or  intentional  misconduct or which is the responsibility of the certificateholders.

        The Trustee may resign at any time, in which event the  Depositor  will be obligated to appoint a successor  trustee.  The Depositor may also remove the Trustee if the Trustee  ceases to be eligible to continue as Trustee  under the  Agreement  and fails to resign after  written request  therefor by the Depositor or if the Trustee  becomes  insolvent.  Upon becoming  aware of those  circumstances,  the Depositor will be obligated to appoint a successor  trustee.  The
Trustee  may also be removed at any time by the  holders of  certificates  evidencing  not less than 51% of the aggregate  voting rights in the related  trust.  Any  resignation or removal of the Trustee and appointment of a successor  trustee will not become  effective until acceptance of the appointment by the successor trustee as set forth in the Agreement.

        On and after the time the Master Servicer receives a notice of termination  pursuant to the  Agreement,  the Trustee shall  automatically  become the successor to the Master  Servicer with  respect  to the  transactions  set forth or  provided  for in the  Agreement  and after a transition  period  (not to exceed  90 days),  shall be  subject  to all the  responsibilities, duties,  liabilities  and  limitations  on  liabilities  relating  thereto placed on the Master
Servicer by the terms and provisions of the Agreement;  provided,  however, that EMC shall have the right to either (a)  immediately  assume the duties of the Master  Servicer or (b) select a successor  Master  Servicer;  provided  further,  however,  that  the  Trustee  shall  have  no obligation  whatsoever with respect to any liability  (other than advances  deemed  recoverable and  not  previously  made)  incurred  by the  Master  Servicer  at or  prior  to the  time  of termination.  Effective on the date of such notice of termination,  as  compensation  therefor,
the  Trustee   shall  be  entitled  to  all   compensation,   reimbursement   of  expenses  and
indemnification  that the Master  Servicer  would have been  entitled to if it had continued to
act  pursuant  to  the  Agreement   except  for  those  amounts  due  the  Master  Servicer  as reimbursement  permitted  under  this  Agreement  for  advances  previously  made  or  expenses
previously  incurred.   Notwithstanding  the  foregoing,  the  Trustee  may,  if  it  shall  be unwilling to so act, or shall,  if it is prohibited by applicable  law from making  advances or if it is otherwise  unable to so act,  appoint,  or petition a court of competent  jurisdiction to appoint, any established  mortgage loan servicing  institution the appointment of which does not adversely  affect the then current rating of the  certificates by each rating agency as the successor to the Master  Servicer  pursuant to the  Agreement in the  assumption  of all or any part of the  responsibilities,  duties or  liabilities of the Master  Servicer  pursuant to the
Agreement.  Any successor  Master  Servicer  shall be an  established  housing and home finance institution  which is a Fannie Mae- or Freddie  Mac-approved  servicer,  and with  respect to a successor  to the  Master  Servicer  only,  having a net  worth of not less  than  $10,000,000;
provided,  that the Trustee shall obtain a letter from each Rating Agency that the ratings,  if any,  on each of the  Certificates  will not be  lowered  as a result of the  selection  of the successor to the Master  Servicer.  If the Trustee assumes the duties and  responsibilities  of the Master  Servicer,  the Trustee shall not resign as successor  master servicer until another successor  master  servicer has been  appointed  and has  accepted  such  appointment.  Pending appointment  of a successor to the Master  Servicer under the  Agreement,  the Trustee,  unless the  Trustee is  prohibited  by law from so acting,  shall act in such  capacity as provided in the Agreement.  In connection with such  appointment and assumption,  the Trustee may make such arrangements  for the  compensation  of such  successor  out of payments  on mortgage  loans or otherwise as it and such successor shall agree;  provided that such  compensation  shall not be in  excess of that  which the  Master  Servicer  would  have  been  entitled  to if the  Master
Servicer had continued to act under the  Agreement,  and that such  successor  shall  undertake and assume the  obligations  of the Master  Servicer to pay  compensation  to any third  Person acting  as  an  agent  or  independent  contractor  in  the  performance  of  master  servicing responsibilities  under the Agreement.  The Trustee and such successor  shall take such action, consistent with the Agreement, as shall be necessary to effectuate any such succession.

        The costs and expenses of the Trustee in connection  with the termination of the Master
Servicer,  appointment  of a successor  master  servicer  and, if  applicable,  any transfer of servicing,  including,  without limitation, all costs and expenses associated with the complete transfer  of all  servicing  data  and  the  completion,  correction  or  manipulation  of such servicing  data as may be required by the Trustee to correct any errors or  insufficiencies  in the  servicing  data or otherwise  enable the Trustee or successor  master  servicer to service the mortgage loans properly and  effectively,  to the extent not paid by the terminated  master servicer,  will be payable to the Trustee by the Master  Servicer  pursuant  to the  Agreement.
Any successor to the Master  Servicer as successor  servicer under any  subservicing  agreement shall give notice to the  applicable  mortgagors  of such change of servicer  and will,  during the term of its service as successor  servicer,  maintain in force the policy or policies  that the Master Servicer is required to maintain pursuant to the Agreement.

        If the  Trustee  will  succeed  to any  duties of the Master  Servicer  respecting  the mortgage  loans  as  provided  herein,  it will  do so in a  separate  capacity  and not in its capacity  as  Trustee  and,  accordingly,  the  provisions  of  the  Agreement  concerning  the
Trustee's  duties will be  inapplicable  to the Trustee in its duties as the  successor  to the
Master  Servicer  in the  servicing  of the  mortgage  loans  (although  such  provisions  will continue to apply to the Trustee in its capacity as Trustee);  the  provisions of the Agreement relating  to the Master  Servicer,  however,  will  apply to the  Trustee  in its  capacity  as successor master servicer.

        Upon any termination or appointment of a successor to the Master Servicer,  the Trustee will give prompt  written  notice  thereof to the  Securities  Administrator  and to the Rating
Agencies.

        In addition to having express duties under the Agreement,  the Trustee, as a fiduciary, also has certain duties unique to fiduciaries  under  applicable  law. In general,  the Trustee will be subject to certain  federal  laws and,  because the  Agreement  is governed by New York law,  certain New York state laws.  As a national  bank  acting in a  fiduciary  capacity,  the trustee will, in the  administration  of its duties under the Agreement,  be subject to certain regulations  promulgated by the Office of the Comptroller of the Currency,  specifically  those set forth in Chapter  12,  Part 9 of the Code of Federal  Regulations.  New York common law has required  fiduciaries  of common  law  trusts  formed in New York to  perform  their  duties in accordance with the "prudent person" standard,  which, in this  transaction,  would require the
Trustee to exercise such diligence and care in the  administration  of the trust as a person of ordinary  prudence  would employ in managing his own property.  However,  under New York common law, the  application  of this standard of care can be restricted  contractually  to apply only after the  occurrence of a default.  The Agreement  provides that the Trustee is subject to the prudent  person  standard  only for so long as an event of default  has  occurred  and  remains uncured.

The Securities Administrator

        Under  the terms of the  Agreement,  Wells  Fargo is also  responsible  for  securities
administration,   which  includes  pool   performance   calculations,   distributions   to  the
certificateholders,  distribution  calculations,  and the  preparation of monthly  distribution reports.  As Securities  Administrator,  Wells Fargo is  responsible  for the  preparation  and filing of all REMIC tax returns on behalf of the Trust and the  preparation of monthly  reports on Form 10-D,  certain  current  reports  on Form 8-K and annual  reports on Form 10-K that are required  to be filed with the  Securities  and  Exchange  Commission  on behalf of the issuing
Trust.  Wells Fargo has been engaged in the business of  securities  administration  since June
30, 1995.  As of December 31, 2006,  Wells Fargo was acting as  securities  administrator  with
respect  to  more  than   $1,006,418,000,000   of   outstanding   residential   mortgage-backed
securities.

        Wells  Fargo  Bank's  assessment  of  compliance  with  applicable  servicing  criteria relating to its provision of master servicing,  trustee,  securities  administration and paying agent services for the twelve months ended December 31, 2006,  furnished  pursuant to Item 1122 of Regulation AB,  discloses  that it was not in compliance  with the  1122(d)(3)(i)  servicing criteria  during that reporting  period.  The  assessment of compliance  indicates that certain monthly  investor  or  remittance  reports  included  errors  in  the  calculation  and/or  the reporting of delinquencies  for the related pool assets,  which errors may or may not have been material,  and that all such  errors  were the  result of data  processing  errors  and/or  the mistaken  interpretation  of data  provided by other  parties  participating  in the  servicing function.  The assessment  further states that all necessary  adjustments to Wells Fargo Bank's data  processing  systems and/or  interpretive  clarifications  have been made to correct those errors and to remedy related procedures.

        For a general  description of Wells Fargo, see the description herein under "The Master
Servicer and the Servicer-The Master Servicer."
        The Securities  Administrator  shall serve as  Certificate  Registrar and Paying Agent.
The  Securities  Administrator's  office for notices under the Agreement is located at 9062 Old
Annapolis Road,  Columbia,  Maryland 21045, and for certificate transfer services is located at
Sixth Street and Marquette Avenue, Minneapolis, MN 55479.

        The  Agreement  will  provide  that  the  Securities  Administrator  and any  director, officer,  employee or agent of the  Securities  Administrator  will be entitled to recover from the Distribution  Account all reasonable out-of pocket expenses,  disbursements and advances of the  Securities  Administrator,  in  connection  with any event of  default,  any breach of the
Agreement  or any claim or legal action  (including  any pending or  threatened  claim or legal action)  incurred or made by the Securities  Administrator in the  administration  of the trust created pursuant to the Agreement  (including the reasonable  compensation and disbursements of its  counsel),  other  than any such  expense,  disbursement  or  advance as may arise from its negligence or intentional misconduct or which is the responsibility of the certificateholders.

The Master Servicer and Servicers

Master Servicer

        The Master  Servicer  will be  responsible  for master  servicing  the mortgage  loans.
Master servicing responsibilities include:

                 o     receiving certain funds from servicers;

                 o     reconciling servicing activity with respect to the mortgage loans;

                 o     oversight of all servicing activity by the servicers; and

                 o     providing certain notices and other responsibilities as detailed in the Agreement.

        The master servicer may, from time to time,  outsource  certain of its master servicing functions,  although any such  outsourcing  will not relieve the master  servicer of any of its responsibilities or liabilities under the Agreement.

        For a general  description of the master servicer and its  activities,  see "The Master
Servicer and the Servicers-The  Master Servicer" in this prospectus  supplement.  For a general description of material terms relating to the Master  Servicer's  removal or  replacement,  see
"The  Agreements-Certain  Matters  Regarding  the Master  Servicer  and the  Depositor"  in the
prospectus.

Servicer Responsibilities

        Servicers are generally responsible for the following duties:

              o    communicating with borrowers;

              o    sending monthly remittance statements to borrowers;

              o    collecting payments from borrowers;

              o    recommending a loss mitigation strategy for borrowers who have defaulted on their loans (i.e. repayment plan, modification, foreclosure, etc.);

              o    accurate  and  timely   accounting,   reporting  and  remittance  of  the
                   principal and interest  portions of monthly  installment  payments to the master servicer,  together with any other sums paid by borrowers that are required to be remitted;

              o    accurate and timely  accounting and  administration of escrow and impound accounts, if applicable;

              o    accurate and timely reporting of negative amortization amounts, if any;

              o    paying escrows for borrowers, if applicable;

              o    calculating and reporting payoffs and liquidations;

              o    maintaining an individual file for each loan; and

              o    maintaining  primary  mortgage  insurance  commitments or certificates if required, and filing any primary mortgage insurance claims.

Servicing and Other Compensation and Payment of Expenses

        The Master Servicer will be entitled to receive a Master  Servicing Fee as compensation for its  activities  under  the  Agreement  equal to 1/12th of the  Master  Servicing  Fee Rate multiplied by the Stated  Principal  Balance of the mortgage  loans as of the related Due Date.
The  Master  Servicer  will  also  be  entitled  to  the  investment  income  on  funds  in the
Distribution  Account for the period  specified in the  Agreement.  The  Depositor  may also be entitled  to  investment  income  on the  funds  in the  Distribution  Account  for the  period specified in the  Agreement.  The Master  Servicer and the Depositor  will be liable for losses on such  funds as set  forth in the  Agreement.  The  amounts  due to the  Master  Servicer  as specified in this  paragraph are  hereafter  referred to as the Master  Servicer  Compensation.

Each of the  Servicers  will be  entitled to receive a Servicing  Fee as  compensation  for its activities  under the  related  Servicing  Agreement  equal to 1/12 of the  Servicing  Fee Rate multiplied by the Stated  Principal  Balance of each mortgage loan serviced by such Servicer as of the Due Date in the  month  preceding  the month in which  such  distribution  date  occurs.
However,  Prepayment  Interest  Shortfalls on the mortgage loans resulting from  prepayments in full or in part will be offset by the related  Servicer up to an amount equal to its  aggregate
Servicing Fee due in such month or, upon a Servicer's  default in the payment  thereof,  by the
Master  Servicer on the  distribution  date in the  following  calendar  month to the extent of
Compensating Interest Payments as described herein.

        In addition to the primary  compensation  described above, the applicable  Servicer may be entitled to retain  assumption  fees,  tax service  fees,  late payment  charges  and,  with respect to the group II mortgage  loans only, any  prepayment  charges and  penalties,  in each case the extent collected from the related  mortgagor and as provided in the related  Servicing
Agreement.

        The applicable  Servicer will pay all related expenses  incurred in connection with its servicing  responsibilities  (subject  to limited  reimbursement  as  described  in the related
Servicing Agreement).

Table of Fees

        The  following  table  indicates  the fees expected to be paid from the cash flows from the  mortgage  loans and other  assets of the trust fund,  while the offered  certificates  are outstanding.

        All  fees  are  expressed  as a  percentage,  at an  annualized  rate,  applied  to the outstanding aggregate principal balance of the mortgage loans.

                    Item                          Fee                      Paid From
        _______________________________________________________________________________________
             Servicing/Subservicing        0.250% through               Mortgage Loan
             Fee(1)                        0.375% per annum             Interest Collections
             Master Servicing Fee(1)       0.005% per annum             Mortgage Loan
                                                                        Interest Collections

        (1)   Fee is paid on a first priority basis from collections allocable to interest on the mortgage loans, prior to distributions to certificateholders.

Collection and Other Servicing Procedures

        The applicable  Servicers will use their reasonable efforts to ensure that all payments required under the terms and  provisions of the mortgage loans are collected,  and shall follow collection  procedures  comparable to the collection  procedures that the Servicer employs when servicing  mortgage  loans  for its  own  account,  to the  extent  such  procedures  shall  be consistent  with the terms of the Servicing  Agreements.  The Master Servicer shall not consent to any  modification  that will  result in the  imposition  of taxes on any REMIC or  otherwise adversely  affect the REMIC  status of the trust.  Any  modified  loan may remain in the Trust, and  the  reduction  in  collections  resulting  from a  modification  may  result  in  reduced distributions  of interest or  principal  on, or may extend the final  maturity of, one or more classes of the related securities.

        If a mortgaged  property has been or is about to be conveyed by the  mortgagor  and the
Servicers have knowledge  thereof,  the Servicers will  accelerate the maturity of the mortgage loan,  to the extent  permitted  by the terms of the related  mortgage  note,  the terms of any primary mortgage  insurance policy and applicable law. If a Servicer  reasonably  believes that the  due-on-sale  clause cannot be enforced under  applicable law, such Servicer may enter into
(i) an  assumption  agreement  with the person to whom such property has been or is about to be conveyed,  pursuant  to which  such  person  becomes  liable  under the  mortgage  note and the mortgagor,  to the  extent  permitted  by  applicable  law,  remains  liable  thereon or (ii) a substitution of liability  agreement  pursuant to which the original mortgagor is released from liability  and the  purchaser of the  mortgaged  property is  substituted  as the mortgagor and becomes  liable  under  the  mortgage  note,  in  accordance  with the  terms of the  Servicing
Agreement.  The related  Servicer will retain any fee collected for entering into an assumption agreement  as  additional  servicing  compensation  to  the  extent  provided  in  the  related
Servicing  Agreement.  In  regard to  circumstances  in which  the  Servicers  may be unable to enforce due-on-sale  clauses,  see "Legal Aspects of Mortgage  Loans-Enforceability  of Certain
Provisions"  in the  prospectus.  In  connection  with any such  assumption,  the mortgage rate borne by the related mortgage note may not be changed.

        Each  Servicer  will  establish  and  maintain,  in addition to the  Protected  Account described under "-The Protected Accounts" in this prospectus  supplement,  one or more accounts which comply with the  requirements  of the Servicing  Agreements.  The Servicers  will deposit and retain therein all collections  from the mortgagors for the payment of taxes,  assessments, insurance  premiums,  or  comparable  items as  agent  of the  mortgagors  as  provided  in the
Servicing  Agreements.  Each of these  accounts and the  investment  of deposits  therein shall comply with the  requirements  of the Servicing  Agreements and shall meet the  requirements of the Rating Agencies.  Withdrawals of amounts from the Protected  Accounts may be made to effect timely payment of taxes,  assessments,  insurance  premiums,  or comparable items, to reimburse the Servicer for any advances made with respect to such items,  for  application to restoration or  repair  of  the  mortgaged  property,  to  refund  to any  mortgagors  any  sums  as may be determined to be overages,  to pay to the related  Servicer,  or to the mortgagor to the extent required  by law,  interest  paid on the  funds  on  deposit  in such  accounts  to  clear  and terminate,  such accounts at or at any time after the termination of the Servicing  Agreements, and to make such other withdrawals as provided in the Servicing Agreements.

        The Servicers  will  maintain  errors and  omissions  insurance  and fidelity  bonds in certain specified amounts.

Modifications

        Except as  otherwise  set  forth in a  Servicing  Agreement,  in  instances  in which a mortgage  loan is in default or if default is  reasonably  foreseeable,  and if determined by a
Servicer to be in the best  interests  of the  certificateholders,  such  Servicer  may engage, either  directly  or  through  subservicers,  in a wide  variety of loss  mitigation  practices including waivers,  modifications,  payment  forbearances,  partial forgiveness,  entering into repayment schedule  arrangements,  and capitalization of arrearages rather than proceeding with foreclosure  or  repossession,  if  applicable.  Modifications  may have the effect  of,  among other  things,  reducing  the loan rate,  forgiving  payments of  principal,  interest or other amounts  owed  under  the  mortgage  loan or  contract,  such as taxes or  insurance  premiums, extending  the final  maturity  date of the loan,  capitalizing  delinquent  interest and other amounts  owed  under  the  mortgage  loan or  contract,  or any  combination  of these or other modifications.  In  addition,  if the loan is not in default  or if  default is not  reasonably foreseeable,  a  Servicer  may  modify a  mortgage  loan  only to the  extent  set forth in the related  Servicing  Agreement;  provided  that,  such  modification  will  not  result  in  the imposition of taxes on any REMIC or otherwise  adversely  affect the REMIC status of the trust.
Any modified loan may remain in the trust,  and the reduction in  collections  resulting from a modification  may result in reduced  distributions  of interest or principal  on, or may extend the final maturity of, one or more classes of the related securities.

Evidence as to Compliance

        The  Agreement  will provide that on or before a specified  date in March of each year, beginning  with the first year after the year in which the Cut-off Date occurs,  the Securities
Administrator,  the  Master  Servicer,  the  Servicers  and  each  party  participating  in the servicing  function  will provide to the Master  Servicer,  the  Depositor  and the  Securities
Administrator  a report on an  assessment  of compliance  with the minimum  servicing  criteria established  in Item 1122(a) of Regulation AB (the "AB Servicing  Criteria").  The AB Servicing
Criteria  include  specific  criteria  relating  to  the  following  areas:  general  servicing considerations,  cash collection and administration,  investor  remittances and reporting,  and pool-asset  administration.  Such report will  indicate  that the AB  Servicing  Criteria  were used to test  compliance on a platform  level basis and will set out any material  instances of noncompliance.

        The  Agreement  will  also  provide  that  the  Securities  Administrator,  the  Master
Servicer,  the Servicers and each party  participating  in the servicing  function will deliver to the Master Servicer,  the Depositor and the Securities  Administrator  along with its report on  assessment  of  compliance,  an  attestation  report  from a  firm  of  independent  public accountants on the assessment of compliance with the AB Servicing Criteria.

        The Agreement will also provide for delivery to the Master Servicer,  Depositor and the
Securities  Administrator,  on or before a specified  date in March of each year, of a separate annual  statement of compliance  from each  servicer to the effect that, to the best  knowledge of the signing  officer,  such person has  fulfilled in all material  respects its  obligations under the Agreement or related servicing  agreement  throughout the preceding year or, if there has been a material  failure in the  fulfillment  of any such  obligation,  the statement  will specify such failure and the nature and status  thereof.  This  statement  may be provided as a single form making the required  statements as to more than one Agreement or related  servicing agreement.

        Copies of the annual  reports of assessment of  compliance,  attestation  reports,  and statements  of  compliance  may  be  obtained  by  certificateholders  without  charge,  if not available  on the  Securities  Administrator's  website,  upon  written  request  to the Master
Servicer at the address of the Master  Servicer set forth above under "The Master  Servicer and the  Servicers-The  Master  Servicer."  These  items  will be filed with the  Issuing  Entity's annual report on Form 10-K, to the extent required under Regulation AB.

Realization Upon Defaulted Mortgage Loans

        Each  Servicer  will take such  action  as it deems to be in the best  interest  of the trust with respect to  defaulted  mortgage  loans and  foreclose  upon or otherwise  comparably convert  the  ownership  of  properties  securing  defaulted  mortgage  loans  as to  which  no satisfactory  collection  arrangements  can be made.  To the  extent  set forth in the  related
Servicing  Agreement,  each  Servicer  will service the property  acquired by the trust through foreclosure or  deed-in-lieu  of foreclosure in accordance  with  procedures that such Servicer employs and exercises in servicing  and  administering  mortgage  loans for its own account and which  are in  accordance  with  accepted  mortgage  servicing  practices  of  prudent  lending institutions.

        Since Insurance  Proceeds cannot exceed deficiency claims and certain expenses incurred by a Servicer,  no insurance  payments  will result in a recovery to  certificateholders  which exceeds the  principal  balance of the defaulted  mortgage loan together with accrued  interest thereon at its Net Rate.

Transfer of Master Servicing

        The  Master  Servicer  may sell and  assign  its  rights  and  delegate  its duties and obligations in its entirety as master servicer under the Agreement;  provided,  however,  that:
(i) the  purchaser or  transferee  accepting  such  assignment  and  delegation  (a) shall be a person  which  shall be  qualified  to service  mortgage  loans for Fannie Mae or Freddie  Mac, notwithstanding  that the Master Servicer need not be so qualified;  (b) shall have a net worth of not less than  $10,000,000  (unless  otherwise  approved by each rating  agency  pursuant to clause (ii)  below);  (c) shall be  reasonably  satisfactory  to the Trustee (as  evidenced  in writing  signed  by the  Trustee);  and  (d)  shall  execute  and  deliver  to the  Trustee  an agreement,  in form and substance  reasonably  satisfactory  to the Trustee,  which contains an assumption by such person of the due and punctual  performance  and observance of each covenant and condition to be performed or observed by it as master  servicer under the  Agreement;  (ii)
each  Rating  Agency  shall be given  prior  written  notice of the  identity  of the  proposed successor  to the Master  Servicer  and each  Rating  Agency's  rating of the  Certificates  in effect  immediately  prior to such  assignment,  sale and  delegation  will not be  downgraded, qualified or withdrawn as a result of such assignment,  sale and delegation,  as evidenced by a letter to such  effect  delivered  to the Master  Servicer  and the  Trustee;  (iii) the Master
Servicer  assigning and selling the master  servicing shall deliver to the Trustee an officer's certificate  and an  opinion  of  counsel  addressed  to the  Trustee,  each  stating  that all conditions  precedent to such action under the  Agreement  have been  completed and such action is permitted by and complies  with the terms of the  Agreement and (iv) in the event the Master
Servicer is terminated  without cause by EMC, EMC shall pay the  terminated  Master  Servicer a termination  fee equal to 0.25% of the  aggregate  Stated  Principal  Balance  of the  mortgage loans at the time the master  servicing of the mortgage  loans is  transferred to the successor master  servicer.  No such  assignment or  delegation  shall affect any liability of the Master
Servicer arising prior to the effective date thereof.

Optional Purchase of Defaulted Loans

        With  respect to any  mortgage  loan  which as of the first day of a Fiscal  Quarter is delinquent  in payment by 90 days or more or is an REO  Property,  the  Sponsor  shall have the right to purchase such mortgage loan from the Trust at a price equal to the  Repurchase  Price;
provided,  however  (i) that such  mortgage  loan is still 90 days or more  delinquent or is an
REO  Property  as of  the  date  of  such  purchase  and  (ii) this  purchase  option,  if  not theretofore  exercised,  shall  terminate  on the date  prior  to the  last day of the  related
Fiscal Quarter.  This purchase  option,  if not exercised,  shall not be thereafter  reinstated
unless the  delinquency  is cured and the mortgage  loan  thereafter  again  becomes 90 days or more  delinquent  or becomes an REO  Property,  in which case the  option  shall  again  become exercisable as of the first day of the related Fiscal Quarter.

        In  addition,  the  Sponsor  may, at its option,  purchase any  mortgage  loan from the issuing  entity for  which the first  scheduled  payment  due to the Issuing  Entity  after the
Closing Date becomes 30 days past due;  provided  however, such  mortgage loan was purchased by the  Sponsor  (or  one of its  affiliates)  from  an  originator  pursuant  to a loan  purchase agreement  which  obligated  such  originator to  repurchase  such mortgage loan if one or more scheduled  payments  becomes  30 or more days  delinquent (and  such originator  has  agreed to repurchase  such mortgage  loan).  Such purchase  shall be made at a price equal to 100% of the
Stated  Principal  Balance  thereof plus accrued  interest  thereon at the applicable  mortgage rate from the date through  which  interest was last paid by the related  mortgagor or advanced to the first day of the month in which such amount is to be distributed.

The Protected Accounts

        Each Servicer will establish and maintain one or more  accounts,  referred to herein as the  Protected  Accounts,  into  which it will  deposit  on a daily  basis all  collections  of principal  and  interest  on any  mortgage  loans,  including  but  not  limited  to  Principal
Prepayments,  Insurance  Proceeds,  Liquidation  Proceeds  (less  amounts  reimbursable  to the
Servicer out of Liquidation  Proceeds in accordance with the applicable  Servicing  Agreement), the  Repurchase  Price  for any  mortgage  loans  repurchased,  and  advances  made  from  such
Servicer's own funds (less the Servicing  Fee). All Protected  Accounts and amounts at any time credited thereto shall comply with the requirements of the applicable  Servicing  Agreement and shall meet the requirements of the Rating Agencies with respect thereto.

        On the date specified in the applicable Servicing Agreement,  the related Servicer will withdraw  or cause to be  withdrawn  from  the  applicable  Protected  Accounts  and any  other permitted  accounts  and  will  remit  to  the  Securities  Administrator  for  deposit  in the
Distribution Account the available funds of each Loan Group for such distribution date.

The Distribution Account

        The Securities  Administrator  shall establish and maintain in the name of the Trustee, for the benefit of the certificateholders,  an account,  referred to herein as the Distribution
Account,  into which the Servicers  will remit amounts  collected on the mortgage loans and any required  advances and the Master  Servicer will remit advances (to the extent required to make advances)  from the Master  Servicer's  own funds  (less the  Master  Servicer's  expenses,  as provided  in the  Agreement).  The  Distribution  Account  and  amounts  at any  time  credited thereto shall comply with the  requirements  of the  Agreement and shall meet the  requirements of the  Rating  Agencies.  The  Securities  Administrator  will  deposit  in  the  Distribution
Account, as received, the following amounts:

                  (i)       Any  amounts   withdrawn  from  a  Protected  Account  or  other
                            permitted account;

                  (ii)      Any Monthly Advance and Compensating Interest Payments;

                  (iii)     Any Insurance  Proceeds or Net Liquidation  Proceeds received by the Master  Servicer  which were not  deposited  in a  Protected
                            Account or other permitted account;

                  (iv)      The  Repurchase   Price  with  respect  to  any  mortgage  loans
                            repurchased  and all proceeds of any mortgage  loans or property acquired in  connection  with the  optional  termination  of the
                            Trust;

                  (v)       Any amounts  required to be deposited  with respect to losses on permitted investments; and

                  (vi)      Any other amounts  received by the Master  Servicer and required to be  deposited  in the  Distribution  Account  pursuant to the
                            Agreement.

        The amount at any time  credited to the  Distribution  Account  shall be in general (i)
fully  insured by the FDIC to the maximum  coverage  provided  thereby or (ii)  invested in the name of the Trustee,  in such permitted  investments  selected by the Depositor or deposited in demand deposits with such depository  institutions as selected by the Depositor,  provided that time deposits of such  depository  institutions  would be a permitted  investment (as specified in the Agreement).

        On   each   distribution   date,   the   Securities   Administrator   shall   pay   the
certificateholders  in  accordance  with the  provisions  set forth under  "Description  of the
Certificates-Distributions  on the Group I Certificates,"  and  "-Distributions on the Group II
Certificates" in this prospectus supplement.

The Reserve Fund

        The Securities  Administrator  shall establish and maintain in the name of the Trustee, for the benefit of the holders of the Group I Offered  Certificates,  Class I-B-4  Certificates
and Class B-IO  Certificates,  an account,  referred to as the Reserve Fund, into which on each distribution  date,  amounts  received  under each Cap Contract will be deposited in accordance with the provisions as set forth under "The Cap Contracts" in this prospectus  supplement.  The amount at any time on deposit in the  Reserve  Fund held in trust for the  benefit of the Group
I Offered  Certificates,  Class I-B-4  Certificates and Class B-IO  Certificates  shall, at the written  direction  of the Class B-IO  certificateholder,  be held either (i)  uninvested  in a trust or deposit  account of the  Securities  Administrator  with no liability  for interest or other  compensation  thereon or (ii)  invested in  permitted  investments  that mature no later than the  Business  Day prior to the next  succeeding  Distribution  Date.  Any  losses on such permitted  investments  shall not in any case be a liability  of the  Securities  Administrator but an amount equal to such losses shall be given by the Class B-IO  certificateholders  to the
Securities  Administrator  out of such  certificateholders'  own funds immediately as realized, for deposit by the Securities Administrator into the Reserve Fund.

        On each  distribution  date,  amounts  held in the Reserve  Fund for the benefit of the related Group I Certificates  will be allocated  first, to the Class I-A  Certificates and then to the Class  I-M-1,  Class  I-M-2,  Class  I-B-1,  Class  I-B-2,  Class  I-B-3 and Class I-B-4
Certificates,  in that order, in each case to the extent of amounts  available for distribution in the Reserve  Fund and in  accordance  with the  provisions  set forth with  respect  thereto under "The Cap Contracts" in this prospectus supplement.

Voting Rights

        Voting  rights  of the  trust  in  general  will be  allocated  among  the  classes  of
Certificates  (other than the Residual  Certificates)  based upon their respective  Certificate
Principal  Balances;  provided  that voting  rights  equal to 1.00% of the total amount will be allocated to the Residual Certificates.

Reports to Certificateholders

        On each distribution  date, the Securities  Administrator  will make available a report setting forth certain  information  with respect to the  composition of the payment being made, the  Certificate  Principal  Balance of an individual  Certificate  following  such payment and certain other  information  relating to the  Certificates  and the mortgage  loans (and, at its option, any additional files containing the same information in an alternative  format),  to be
provided  to  each  holder  of  Certificates   and  the  Rating  Agencies  via  the  Securities
Administrator's  internet  website located at  www.ctslink.com.  Parties that are unable to use the above  distribution  option  are  entitled  to have a paper  copy  mailed to them via first class mail by calling the Securities  Administrator's  customer  service desk at (301) 815-6600 and indicating  such. The Securities  Administrator  will have the right to change the way such reports  are  distributed  in order to make  such  distribution  more  convenient  and/or  more accessible to the above  parties,  and the  Securities  Administrator  will provide  timely and adequate notification to all above parties regarding any such changes.

Termination

        The obligations of the Trustee,  the Master  Servicer and the Securities  Administrator
created by the Agreement  will  terminate upon (i) the later of the making of the final payment or other  liquidation,  or any advance with respect thereto,  of the last mortgage loan subject thereto or the  disposition of all property  acquired upon  foreclosure or acceptance of a deed in lieu of foreclosure of any such mortgage loans,  (ii) the payment to  certificateholders  of all amounts  required to be paid to them pursuant to the  Agreement or (iii) the  repurchase by or at the  direction  of the  Sponsor  or its  designee  of all of the  mortgage  loans and all related REO Property in the trust, as further discussed below.

        On any distribution  date on which the aggregate  Stated  Principal  Balance of (i) the group I  mortgage  loans is less than 20% of the  aggregate  Stated  Principal  Balance  of the group I  mortgage  loans as of the  Cut-Off  Date or (ii) the group II  mortgage  loans is less than 10% of the aggregate  Stated  Principal  Balance of the group II mortgage  loans as of the
Cut-Off Date,  the Sponsor or its designee may  repurchase  from the trust all group I mortgage loans or group II  mortgage  loans,  as the  case  may be,  remaining  outstanding  and any REO
Property  related to group I mortgage  loans or group II  mortgage  loans,  as the case may be, remaining  in the  trust  at a  purchase  price  equal to the sum of (a) the  unpaid  principal balance of the related  mortgage  loans (other than mortgage  loans  related to REO  Property), net of the  principal  portion of any  unreimbursed  Monthly  Advances  relating to the related mortgage  loans  made by the  purchaser,  plus  accrued  but  unpaid  interest  thereon  at the applicable mortgage rate to, but not including,  the first day of the month of repurchase,  (b)
the  appraised  value of any related REO Property,  less the good faith  estimate of the Master
Servicer of liquidation  expenses to be incurred in connection  with its disposal  thereof (but not more than the  unpaid  principal  balance  of the  related  mortgage  loan,  together  with accrued  but  unpaid  interest  on  that  balance  at the  applicable  mortgage  rate,  but not including the first day of the month of repurchase),  (c) unreimbursed  out-of-pocket  costs of the Master Servicer,  including  unreimbursed  servicing  advances and the principal portion of any  unreimbursed  Monthly  Advances,  made on the related mortgage loans prior to the exercise of such repurchase and (d) any unreimbursed  costs and expenses of the Trustee,  each Custodian and the Securities  Administrator  payable in accordance  with the terms of the Agreement.  The
Sponsor  or such  designee,  if not the Master  Servicer  or an  affiliate,  shall be deemed to represent that one of the following  will be true and correct:  (i) the exercise of such option shall not result in a  non-exempt  prohibited  transaction  under ERISA or Section  4975 of the
Code or (ii) the Sponsor or such  designee is (A) not a party in interest  with  respect to any
Plan (as defined below) and (B) is not a "benefit plan  investor"  (other than a plan sponsored or  maintained  by the  Sponsor  or such  designee,  provided  that no  assets of such plan are invested  or  deemed to be  invested  in the  Certificates).  If the  holder of this  option is unable to exercise such option by reason of the preceding  sentence,  then the Master  Servicer may exercise such option.  Any such  repurchase  will result in the  retirement of, in the case of the group I mortgage  loans,  all of the Group I  Certificates  and in the case of the group
II mortgage loans, all of the Group II  Certificates.  The trust may also be terminated and the
Certificates  retired on any distribution date upon the Depositor's  determination,  based upon an  opinion  of  counsel,  that the status of the trust fund as a REMIC has been lost or that a substantial  risk exists that such status will be lost for the then current  taxable  year.  In no event will the trust created by the  Agreement  continue  beyond the  expiration of 21 years
from  the  death  of  the  survivor  of  the  persons   named  in  the   Agreement.   See  "The
Agreements-Termination; Retirement of Securities" in the prospectus.

                                FEDERAL INCOME TAX CONSEQUENCES

General

        Upon the issuance of the Offered  Certificates,  Orrick,  Herrington  & Sutcliffe  LLP,
counsel to the  Depositor,  will deliver its opinion  generally  to the effect  that,  assuming compliance  with all provisions of the Agreement,  for federal income tax purposes,  each REMIC election  made by the Trust will  qualify as a REMIC under the  Internal  Revenue  Code of 1986 referred to herein as the Code. The Offered  Certificates  will represent  ownership of regular interests in a REMIC and are herein  referred to as the REMIC Regular  Certificates.  The Group
I Offered  Certificates  will also  represent  ownership  of an  interest  in the  related  cap contracts.  The Group I Offered  Certificates will also represent certain rights to the payment of Basis Risk Shortfall  Carry-forward  Amounts.  See  "Characterization of the Group I Offered
Certificates".  The  interests  evidenced by the Residual  Certificates  will be  designated as the residual  interests in the REMICs.  All holders of REMIC Regular  Certificates  are advised to  see  "Federal  Income  Tax  Consequences"  in  the  prospectus  for  a  discussion  of  the anticipated  federal income tax consequences of the purchase,  ownership and disposition of the
REMIC Regular Certificates.

        The portions of the REMIC  Regular  Certificates  that  represent  ownership of regular interests  in a REMIC  generally  will be  taxable  as debt  obligations  under the  Code,  and interest  paid or accrued on those  portions of the REMIC Regular  Certificates,  including any original  issue  discount with respect to any REMIC Regular  Certificates  issued with original issue  discount,  will be taxable to  certificateholders  in accordance with the accrual method of  accounting,  regardless of their usual method of accounting.  It is  anticipated  that, for federal  income  tax  purposes,  some of the REMIC  Regular  Certificates  may be  issued  with original issue  discount.  See "Federal  Income Tax  Consequences-REMICS-Taxation  of Owners of
REMIC Regular  Certificates-Original  Issue Discount" in the prospectus.  The Internal  Revenue
Service  referred to herein as the IRS, has issued OID regulations  under Sections 1271 to 1275 of the Code generally  addressing the treatment of debt instruments  issued with original issue discount  referred  to  herein  as  the  OID  Regulations.  All  purchasers  of  REMIC  Regular
Certificates are urged to consult their tax advisors for advice  regarding the effect,  in any, of the  original  issue  discount  provisions  and  regulations  on the  purchase  of the REMIC
Regular  Certificates.  The prepayment  assumption that will be used in determining the rate of accrual of original  issue  discount  with respect to the Group I  Certificates  is 30% CPR and with respect to the Group II  Certificates is 25% CPR. The prepayment  assumption  represents a rate  of  payment  of  unscheduled  principal  on a pool of  mortgage  loans,  expressed  as an annualized  percentage  of the  outstanding  principal  balance of such  mortgage  loans at the beginning of each period. See "Yield on the  Certificates-Weighted  Average Lives" herein for a description of the prepayment  assumption  model used herein.  However,  no  representation  is made as to the rate at which prepayments actually will occur.

        In certain  circumstances the OID Regulations permit the holder of a debt instrument to recognize  original  issue  discount  under a method that differs from that used by the issuer.
Accordingly,  it is  possible  that the holder of a REMIC  Regular  Certificate  may be able to select a method for  recognizing  original  issue  discount  that differs from that used by the
Securities Administrator in preparing reports to the certificateholders and the IRS.

        Certain  classes of the REMIC Regular  Certificates  may be treated for federal  income tax  purposes  as  having  been  issued at a  premium.  Whether  any  holder of such a class of
Certificates  will be treated as holding a  certificate  with  amortizable  bond  premium  will depend on such  certificateholder's  purchase price and the distributions  remaining to be made on such Certificate at the time of its acquisition by such  certificateholder.  Holders of such classes of Certificates  should consult their tax advisors  regarding the possibility of making an election to amortize such premium. See "Federal Income Tax  Consequences-REMICS-Taxation  of
Owners  of  REMIC  Regular   Certificates-Original   Issue  Discount"  and  "-Premium"  in  the
prospectus.

        We make no  representation  on  whether  the  Offered  Certificates  (or what,  if any, portion  thereof)  will  constitute  "real  estate  assets" or  whether  the  interest  (or any portion)  thereon  will be  considered  "interest on  obligations  secured by mortgages on real property",  in  each  case  for  real  estate  investment  trusts.  In  addition,  we  make  no representation  on whether the Offered  Certificates  (or what, if any,  portion  thereof) will constitute  a "regular  interest  in a REMIC"  under  section  7701(a)(19)(C)  for  purposes of domestic building and loan associations.

        For further  information  regarding the federal income tax consequences of investing in the Offered Certificates, see "Federal Income Tax Consequences-REMICS" in the prospectus.

Backup Withholding

        Pursuant to the Agreement,  the Securities  Administrator  will (i) deliver or cause to be  delivered a United  States  Internal  Revenue  Service  Form W-9 for the Trust or successor applicable form, or other  appropriate  United States tax forms as may be reasonably  required, to the Cap  Counterparty  on or before  the first  payment  date  under the Cap  Contracts  and thereafter  prior to the expiration or  obsolescence of such form, (ii) request each Class B-IO
Certificateholder,   as  required  by  the  Agreement,  to  provide  certification   reasonably
acceptable to the  Securities  Administrator  to enable the Trust to make payments on the Class
B-IO  Certificates  without U.S.  federal  backup  withholding  and (iii) as  authorized by the
Class  B-IO  Certificateholders,  deliver  such  certification  to the  Cap  Counterparty  upon request.  If the above  obligations  are satisfied,  under current law, no U.S.  federal backup withholding  taxes will be  required  to be  deducted  or  withheld  from  payments  by the Cap
Counterparty  to the Trust.  If any Class  B-IO  Certificateholder  fails to provide  the forms required by clause (ii) above,  amounts  otherwise  payable by the Cap  Counterparty  under the
Cap Contracts may be reduced on account of taxes  withheld by the Cap  Counterparty  and/or the
Securities Administrator.

Characterization of the Group I Offered Certificates

        All holders of the Group I Offered  Certificates  will be entitled (subject to specific priorities  and to the extent of related Basis Risk  Shortfall  Carry-forward  Amounts,  Unpaid
Realized  Loss  Amounts,  Current  Interest and Interest  Carry-forward  Amounts) to receive as payments of Basis Risk Shortfall  Carry-forward Amounts,  certain of the amounts deposited into the  Reserve  Fund from the excess  cash flow and the Cap  Contracts.  Accordingly,  holders of the Group I Offered  Certificates  will be treated for federal  income tax purposes as owning a regular  interest  in a REMIC and a  beneficial  ownership  interest  in the  right to  receive payments  from the Reserve Fund,  which is not included in any REMIC.  The treatment of amounts received by the  certificateholder  with respect to such  certificateholder's  right to receive
Basis Risk Shortfall  Carry-forward  Amounts as a result of the application of the Net Rate Cap
or  excess   amounts   from  the  Cap   Contracts   will   depend  upon  the  portion  of  such
certificateholder's purchase price allocable thereto. Under the REMIC regulations,  each holder of a Group I Offered  Certificate must allocate its purchase price for its Certificate  between its undivided  interest in the related REMIC regular  interest and its interest in the right to receive  payments  from the Reserve Fund in respect of any Basis Risk  Shortfall  Carry-forward
Amounts or excess  amounts from the Cap Contracts in  accordance  with the relative fair market values of each property  right.  Holders of the Group I Offered  Certificates  may also have to allocate  basis to the Reserve  Fund on account of the right to receive  Unpaid  Realized  Loss
Amounts,  Current  Interest  and  Interest  Carry-forward  Amounts,   although  the  Securities
Administrator  intends to treat such  payments as advances (in which event it is likely that no basis should be allocated  to such  rights).  Such  allocations  will be used for,  among other things,  purposes of computing any original  issue  discount,  market  discount or premium,  as well as for determining gain or loss on disposition.  No  representation  is or will be made as to the relative fair market values  thereof.  Generally,  payments  made to  Certificates  with respect to any Basis  Risk  Shortfall  Carry-forward  Amounts  or excess  amounts  from the Cap
Contracts  will be  included  in income  based on,  and the  purchase  price  allocated  to the
Reserve  Fund may be  amortized  in  accordance  with,  the  regulations  relating  to notional principal contracts.  In the case of non-corporate  holders of the Group I Offered Certificates the  amortization  of  the  purchase  price  may  be  subject  to  limitations  as an  itemized deduction,  and may not be  useable at all,  if the  taxpayer  is  subject  to the  alternative minimum  tax.  However,  regulations  have been  proposed  that modify the taxation of notional principal contracts that contain contingent  nonperiodic  payments.  As the application of such regulations (i.e.,  whether they apply, and if so, how they apply) are, at this time,  unclear, holders of the Group I Offered  Certificates  should  consult with their own tax advisors  with respect to the proper treatment of their interest in the Reserve Fund.

        In the event  that the right to  receive  payments  under one of the Cap  Contracts  is characterized  as a "notional  principal  contract" for federal  income tax purposes,  upon the sale of a  related  Group I  Offered  Certificate,  the  amount  of the sale  allocated  to the selling  certificateholder's  right  to  receive  payments  under  the Cap  Contract  would  be
considered  a  "termination   payment"  under  the  notional  principal  contract   regulations
allocable  to the  related  certificate.  A selling  certificateholder  would have gain or loss from such a  termination  of the right to receive  distributions  in  respect  of the  payments under the Cap Contract  equal to (i) any  termination  payment it received or is deemed to have received  minus (ii) the  unamortized  portion  of any  amount  paid,  or deemed  paid,  by the certificateholder  upon  entering  into or  acquiring  its  interest  in the  right to  receive payments under the Cap Contract.

        Gain or loss realized upon the  termination  of the right to receive  payments  under a
Cap Contract  will  generally be treated as capital  gain or loss.  Moreover,  in the case of a bank or thrift  institution,  Internal  Revenue Code  Section  582(c) would likely not apply to treat such gain or loss as ordinary.

Penalty Protection

        If penalties were asserted against purchasers of the Certificates  offered hereunder in respect  of  their  treatment  of  the  Certificates  for  tax  purposes,  the  summary  of tax considerations  contained,  and the opinions stated,  herein and in the prospectus may not meet the  conditions  necessary  for  purchasers'  reliance on that  summary  and those  opinions to exculpate them from the asserted penalties.

                                    METHOD OF DISTRIBUTION

        Subject  to the  terms and  conditions  set forth in the  underwriting  agreement,  the
Offered  Certificates,  are  being  purchased  from  the  Depositor  by  the  Underwriter  upon issuance.  The  Underwriter  is an affiliate  of the  Depositor  and the  Sponsor.  The Offered
Certificates  will be offered by the  Underwriter  (only as and if issued and  delivered to and accepted by the  Underwriter)  from time to time in  negotiated  transactions  or  otherwise at varying  prices to be  determined  at the time of sale.  Proceeds to the Depositor are expected to be approximately  100.48% of the aggregate  principal  balance of the Offered  Certificates, as of the Cut-off Date, plus accrued interest  thereon,  but before deducting  expenses payable by the  Depositor  in  connection  with the  Offered  Certificates  which are  estimated  to be approximately $925,000.

        The  Depositor  will  indemnify the  Underwriter  against  certain  civil  liabilities, including  liabilities  under the  Securities  Act of 1933, as amended,  or will  contribute to payments the Underwriter may be required to make in respect thereof.

        The Underwriter may effect these transactions by selling the underwritten  certificates to or through dealers,  and those dealers may receive  compensation in the form of underwriting discounts,  concessions  or commissions  from the  underwriter  for whom they act as agent.  In connection  with the sale of the  underwritten  certificates,  the Underwriter may be deemed to have received  compensation  from the Depositor in the form of underwriting  compensation.  The
Underwriter and any dealers that  participate  with the underwriters in the distribution of the related  underwritten  certificates  may be deemed  to be  underwriters  and any  profit on the resale of the  underwritten  certificates  positioned by them may be deemed to be  underwriting discounts and commissions under the Securities Act.

                                       SECONDARY MARKET

        There is currently no secondary  market for the Certificates and no assurances are made that such a market will develop.  The Underwriter  intends to establish a market in the Offered
Certificates,  but is not obligated to do so. Any such market, even if established,  may or may not continue.

        The  primary  source of  information  available  to  investors  concerning  the Offered
Certificates will be the monthly  statements  discussed in the prospectus under "Description of the  Securities-Reports to Securityholders" in this prospectus  supplement,  which will include information  as to the  Certificate  Principal  Balance  of the  Offered  Certificates  and the
status  of the  applicable  form of credit  enhancement.  There  can be no  assurance  that any additional  information  regarding the Offered Certificates will be available through any other
source.  In  addition,   the  Depositor  is  not  aware  of  any  source  through  which  price information  about the Offered  Certificates  will be generally  available on an ongoing basis.
The limited nature of information  regarding the Offered  Certificates may adversely affect the
liquidity  of  the  Offered   Certificates,   even  if  a  secondary  market  for  the  Offered
Certificates becomes available.

                                        LEGAL OPINIONS

        Legal  matters  relating  to the  Offered  Certificates  will be  passed  upon  for the
Depositor and the Underwriter by Orrick, Herrington & Sutcliffe LLP, New York, New York.

                                       LEGAL PROCEEDINGS

        There are no material legal  proceedings  pending  against the Depositor,  the Trustee, the Securities  Administrator,  the Issuing  Entity,  any 20%  concentration  originator or any
Custodian,  or with respect to which the property of any of the foregoing  transaction  parties is subject,  that are material to the  certificateholders.  No legal proceedings against any of the foregoing  transaction  parties is known to be contemplated  by  governmental  authorities, that are material to the  certificateholders.  We refer you to "The Sponsor" and  "Servicing of the  Mortgage  Loans-The  Servicer"  for a  description  of the legal  proceedings  against the
Sponsor and the Servicer.

                     AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

        The Sponsor,  the Issuing Entity, the underwriter,  the Cap Counterparty,  BSRM and the
Depositor are  affiliated  parties.  The Master  Servicer,  the  Securities  Administrator  and
Wells Fargo Bank,  National  Association,  as a Custodian,  are the same  entity.  There are no affiliations between the Sponsor, the Depositor,  the underwriter,  the Cap Counterparty,  BSRM or the  Issuing  Entity  and any of the  Trustee,  the  Securities  Administrator,  the  Master
Servicer,  any 10%  concentration  originator  (other than EMC and BSRM), any 10% concentration servicer  (other  than EMC) or any  Custodian.  There  are no  affiliations  among  the  Master
Servicer,  the Trustee,  any 10% concentration  originator or any 10%  concentration  servicer.
There are  currently  no business  relationships,  agreements,  arrangements,  transactions  or understandings between (a) the Sponsor, the Depositor,  the underwriter,  the Cap Counterparty,
BSRM or the Issuing  Entity and (b) any of the parties  referred to in the preceding  sentence, or any of their  respective  affiliates,  that were entered  into outside the normal  course of business or that  contain  terms other than would be  obtained in an arm's  length  transaction with an unrelated  third party and that are  material to the  investor's  understanding  of the
Certificates,  or that,  except as otherwise  disclosed  herein,  relate to the Certificates or the pooled  assets.  Except as  otherwise  disclosed  herein,  no such  business  relationship, agreement, arrangement, transaction or understanding has existed during the past two years.

                                            RATINGS

        It is a  condition  to the  issuance  of each  class of  Offered  Certificates  that it receives at least the ratings set forth below from S&P, Moody's and DBRS.

                  Offered
                  Certificates            S&P         Moody's         DBRS
                  ____________________________________________________________
                  Class I-A-1             AAA           Aaa           AAA
                  Class I-A-2             AAA           Aaa           AAA
                  Class II-A-1            AAA           Aaa           AAA
                  Class II-A-2            AAA           Aaa           AAA
                  Class II-A-3            AAA           Aa1           AAA
                  Class II-X-1            AAA           Aaa           AAA
                  Class II-X-2            AAA           Aaa           AAA
                  Class II-X-3            AAA           Aa1           AAA
                  Class I-M-1              AA           Aa2            AA
                  Class I-M-2              A             A2            A
                  Class I-B-1             BBB+          Baa1       BBB (high)
                  Class I-B-2             BBB           Baa2          BBB
                  Class I-B-3             BBB-          Baa3       BBB (low)
                  Class II-B-1             AA           Aa2            AA
                  Class II-BX-1            AA           Aa2            AA
                  Class II-B-2             A             A2         A (high)
                  Class II-B-3            BBB           Baa2       BBB (high)

        The ratings  assigned by S&P,  Moody's and DBRS to mortgage  pass-through  certificates address  the  likelihood  of the  receipt of all  distributions  on the  mortgage  loans by the related  certificateholders  under the  agreements  pursuant  to which such  certificates  were issued.  S&P,  Moody's  and DBRS  ratings  take into  consideration  the credit  quality of the related  mortgage pool,  structural and legal aspects  associated with such  certificates,  and the extent to which the  payment  stream in the  mortgage  pool is  adequate  to make  payments required under such  certificates.  S&P's,  Moody's and DBRS's ratings on such  certificates do not, however, constitute a statement regarding frequency of prepayments on the mortgages.

        The ratings of the Rating Agencies do not address the possibility  that, as a result of principal  prepayments or recoveries  certificateholders  might suffer a lower than anticipated yield.

        The ratings  assigned to the Offered  Certificates  should be  evaluated  independently from similar  ratings on other types of securities.  A rating is not a  recommendation  to buy, sell or hold  securities  and may be  subject  to  revision  or  withdrawal  at any time by the
Rating Agencies.

        The  Depositor  has not  requested a rating of the Offered  Certificates  by any rating agency  other than the Rating  Agencies.  However,  there can be no assurance as to whether any other rating  agency will rate the Offered  Certificates  or, in such event,  what rating would be assigned to the Offered  Certificates by such other rating agency.  The ratings  assigned by such other rating  agency to the Offered  Certificates  may be lower than the ratings  assigned by the Rating Agencies.

        The fees paid by the  Depositor  to the Rating  Agencies  at closing  include a fee for ongoing  surveillance by the Rating Agencies for so long as any  Certificates  are outstanding.
However,  the Rating  Agencies are under no  obligation to the Depositor to continue to monitor or provide a rating on the Certificates.

                                       LEGAL INVESTMENT

        The Offered  Certificates  (other than the Class I-M-2, Class I-B-1, Class I-B-2, Class
I-B-3,  Class  II-B-2  and  Class  II-B-3   Certificates)  will  constitute  "mortgage  related
securities" for purposes of the Secondary  Mortgage Market  Enhancement Act of 1984 referred to herein  as SMMEA so long as they are rated in one of the two  highest  rating  categories  by a nationally  recognized  statistical rating organization and, as such, will be legal investments for certain entities to the extent provided in SMMEA,  subject to state laws overriding  SMMEA.
Certain states have enacted  legislation  overriding the legal investment  provisions of SMMEA.
It is not  anticipated  that the Class I-M-2,  Class I-B-1,  Class  I-B-2,  Class I-B-3,  Class
II-B-2  and  Class  II-B-3  Certificates  will  be  rated  in  one of the  two  highest  rating categories and therefore  will not constitute  "mortgage  related  securities"  for purposes of
SMMEA.  The Class I-M-2,  Class I-B-1,  Class I-B-2,  Class I-B-3 Class II-B-2 and Class II-B-3
Certificates   are  referred  to  herein  as  the  Non-SMMEA   Certificates.   The  appropriate
characterization  of the Non-SMMEA  Certificates  under various legal investment  restrictions, and  thus the  ability  of  investors  subject  to these  restrictions  to  purchase  Non-SMMEA
Certificates, may be subject to significant interpretative uncertainties.

        The  Office of Thrift  Supervision  referred  to  herein as the OTS has  issued  Thrift
Bulletins 73a, entitled "Investing in Complex  Securities"  referred to herein as TB 73a, which is  effective  as of December  18, 2001 and applies to savings  associations  regulated  by the
OTS,  and  13a,  entitled  "Management  of  Interest  Rate  Risk,  Investment  Securities,  and
Derivatives  Activities"  referred to herein as TB 13a,  which is  effective  as of December 1,
1998, and applies to thrift institutions regulated by the OTS.

        One of the primary  purposes  of TB 73a is to require  savings  associations,  prior to taking any investment  position,  to determine that the  investment  position meets  applicable regulatory  and  policy  requirements  (including  those  set  forth  TB 13a (see  below))  and internal  guidelines,  is  suitable  for  the  institution,  and is  safe  and  sound.  The OTS recommends, with respect to purchases of specific securities,  additional analysis,  including, among  others,  analysis of repayment  terms,  legal  structure,  expected  performance  of the
Issuing  Entity  and any  underlying  assets as well as  analysis  of the  effects  of  payment priority,  with respect to a security  which is divided  into  separate  tranches  with unequal payments,  and collateral investment  parameters,  with respect to a security that is prefunded or involves a revolving  period.  TB 73a  reiterates the OTS's due diligence  requirements  for investing in all securities and warns that if a savings  association  makes an investment  that does not meet the applicable  regulatory  requirements,  the savings  association's  investment practices  will  be  subject  to  criticism,  and  the  OTS  may  require  divestiture  of such
securities.  The  OTS  also  recommends,   with  respect  to  an  investment  in  any  "complex
securities,"  that  savings  associations  should take into  account  quality and  suitability, interest  rate risk,  and  classification  factors.  For the  purposes of each of TB 73a and TB
13a, "complex security" includes among other things any collateralized  mortgage  obligation or real estate mortgage  investment  conduit  security,  other than any "plain  vanilla"  mortgage pass-through  security  (that is,  securities  that are part of a single class of securities in the related  pool that are  non-callable  and do not have any special  features).  Accordingly, all classes of the Offered  Certificates  would likely be viewed as "complex  securities." With respect to  quality  and  suitability  factors,  TB 73a warns (i) that a savings  association's sole  reliance on outside  ratings for material  purchases of complex  securities  is an unsafe and unsound  practice,  (ii) that a savings  association  should only use ratings and  analyses from nationally  recognized  rating agencies in conjunction with, and in validation of, its own underwriting  processes,  and (iii) that it should not use ratings as a substitute  for its own thorough underwriting  analyses.  With respect the interest rate risk factor, TB 73a recommends that savings associations should follow the guidance set forth in TB 13a.

        One of the  primary  purposes  of TB 13a is to require  thrift  institutions,  prior to taking any investment position,  to (i) conduct a pre-purchase  portfolio  sensitivity analysis for any  "significant  transaction"  involving  securities or financial  derivatives,  and (ii)
conduct a  pre-purchase  price  sensitivity  analysis of any  "complex  security"  or financial derivative.  The OTS  recommends  that  while  a  thrift  institution  should  conduct  its own in-house  pre-acquisition  analysis,  it may rely on an analysis  conducted  by an  independent third-party as long as management  understands the analysis and its key  assumptions.  Further,
TB 13a recommends that the use of "complex  securities with high price  sensitivity" be limited to  transactions  and  strategies  that lower a thrift  institution's  portfolio  interest rate risk. TB 13a warns that  investment in complex  securities by thrift  institutions  that do not have adequate risk  measurement,  monitoring and control systems may be viewed by OTS examiners as an unsafe and unsound practice.

        All investors  whose  investment  activities are subject to legal  investment  laws and regulations or to review by certain  regulatory  authorities  may be subject to restrictions on investment in the  Certificates.  Any such  institution  is encouraged to consult its own legal advisors in  determining  whether and to what extent there may be  restrictions  on its ability to invest in the Certificates. See "Legal Investment Matters" in the prospectus.

                                     ERISA CONSIDERATIONS

        Fiduciaries  of employee  benefit plans  subject to Title I of the Employee  Retirement
Income  Security Act of 1974,  as amended  (referred to herein as ERISA),  should  consider the
ERISA fiduciary  investment  standards before authorizing an investment by any such plan in the
Certificates.  In addition,  fiduciaries of employee benefit plans subject to Title I of ERISA, as well as certain plans or other  retirement  arrangements  that are not subject to Title I of
ERISA but are subject to Section 4975 of the Code (such as individual  retirement  accounts and
Keogh plans  covering  only a sole  proprietor  or  partners),  or any entity whose  underlying assets include plan assets by reason of a plan or account  investing in such entity,  including an  insurance  company  general  account  (collectively  referred  to herein as  Plan(s)),  are encouraged  to consult  with their legal  counsel to  determine  whether an  investment  in the
Certificates  will cause the  assets of the Trust  (referred  to herein as Trust  Assets) to be considered  plan  assets  pursuant  to the plan  asset  regulations  set forth at 29  C.F.R.  §
2510.3-101  (referred to herein as the Plan Asset Regulations),  thereby subjecting the Plan to the prohibited  transaction rules with respect to the Trust Assets and the Trustee,  the Master
Servicer  or the  Servicers  to the  fiduciary  investments  standards  of ERISA,  or cause the excise tax  provisions  of  Section  4975 of the Code to apply to the Trust  Assets,  unless an exemption  granted by the United  States  Department  of Labor  (referred to herein as the DOL)
applies to the purchase, sale, transfer or holding of the Certificates.

        The DOL has issued Prohibited  Transaction Exemption 90-30 (as most recently amended by
Prohibited  Transaction  Exemption 2007-5) (referred to herein as the Underwriter's  Exemption)
to the Underwriter  which may apply to the Offered  Certificates.  However,  the  Underwriter's
Exemption  contains  a number  of  conditions  which  must be met for the  exemption  to apply, including the  requirements  that (i) the investing  Plan must be an  "accredited  investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange  Commission  under the
Securities Act and (ii) the Offered  Certificates  be rated at least "BBB-" (or its equivalent)
by Fitch Ratings,  DBRS, S&P or Moody's,  at the time of the Plan's purchase,  provided that no mortgage loan has an LTV in excess of 100% on the Closing Date. See "ERISA  Considerations"  in
the prospectus.

        The  Underwriter's   Exemption  is  expected  to  apply  to  the  Offered   Subordinate
Certificates  if the conditions  described  above are  satisfied.  Therefore,  each  beneficial owner of a Offered  Subordinate  Certificate  or any interest  therein  shall be deemed to have represented,  by virtue of its acquisition or holding of that Certificate or interest  therein, that either (i) that  Certificate  was rated at least "BBB-" (or its equivalent) at the time of purchase,  (ii) such  beneficial  owner is not a benefit plan  investor,  or (iii) (1) it is an insurance  company,  (2) the  source  of  funds  used to  acquire  or hold the  certificate  or interest  therein is an  "insurance  company  general  account," as such term is defined in DOL
Prohibited  Transaction  Class Exemption  ("PTCE") 95-60,  and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

        If any  Subordinate  Certificate  or any  interest  therein  is  acquired  or  held  in violation  of  the  conditions  described  in  the  preceding  paragraph,  the  next  preceding permitted  beneficial  owner  will be  treated  as the  beneficial  owner  of that  Subordinate
Certificate,  retroactive  to the date of  transfer  to the  purported  beneficial  owner.  Any purported  beneficial  owner  whose  acquisition  or holding of that  Certificate  or  interest therein was effected in  violation  of the  conditions  described  in the  preceding  paragraph shall  indemnify and hold harmless the Depositor,  the Trustee,  the Securities  Administrator,
the Master Servicer,  a Servicer,  any subservicer,  and the trust from and against any and all liabilities,  claims,  costs  or  expenses  incurred  by  those  parties  as a  result  of that acquisition or holding.

        Before purchasing an Offered  Certificate,  a fiduciary of a Plan should itself confirm that the Certificate  constitutes  "securities" for purposes of the Underwriter's Exemption and that  the  specific  and  general  conditions  of the  Underwriter's  Exemption  and the  other requirements  set  forth in the  Underwriter's  Exemption  would  be  satisfied.  The  Residual
Certificates  do not satisfy the  requirements  of the  Underwriter's  Exemption and may not be
purchased  by or on behalf  of, or with plan  assets  of,  any Plan.  Any Plan  fiduciary  that proposes to cause a Plan to purchase a  Certificate  is  encouraged to consult with its counsel
with  respect  to  the   potential   applicability   to  such   investment   of  the  fiduciary
responsibility and prohibited  transaction  provisions of ERISA and Section 4975 of the Code to the  proposed  investment.  For  further  information  regarding  the ERISA  considerations  of investing in the Certificates, see "ERISA Considerations" in the prospectus.

        A  governmental  plan, as defined in Section 3(32) of ERISA,  is not subject to Title I of ERISA or  Section  4975 of the Code.  However,  such  governmental  plan may be  subject  to
Federal,  state and  local  law,  which is, to a  material  extent,  similar  to the  fiduciary provisions  of ERISA or Section  4975. A fiduciary of a  governmental  plan should make its own determination  as to the  propriety  of such  investment  under  applicable  fiduciary or other investment standards.

        The  sale  of any  Certificates  to a Plan is in no  respect  a  representation  by the
Underwriter  that such an  investment  meets all relevant  legal  requirements  with respect to investments  by  Plans  generally  or any  particular  Plan  or  that  such  an  investment  is appropriate for Plans generally or any particular Plan.

                                     AVAILABLE INFORMATION

        The Depositor is subject to the  informational  requirements of the Exchange Act and in accordance  therewith  files reports and other  information  with the  Commission.  Reports and other  information  filed by the Depositor can be inspected and copied at the Public  Reference
Room maintained by the Commission at 100 F Street NE,  Washington,  DC 20549,  and its Regional
Offices located as follows:  Chicago Regional Office,  500 West Madison,  14th Floor,  Chicago,
Illinois 60661; New York Regional  Office,  233 Broadway,  New York, New York 10279.  Copies of
the material can also be obtained from the Public  Reference  Section of the Commission,  100 F
Street  NE,  Washington,   DC  20549,  at  prescribed  rates  and  electronically  through  the
Commission's  Electronic  Data  Gathering,  Analysis and Retrieval  system at the  Commission's
Website  (http://www.sec.gov).  Information  about the operation of the Public  Reference  Room may be  obtained  by  calling  the  Securities  and  Exchange  Commission  at  (800)  SEC-0330.
Exchange  Act  reports  as to any  series  filed with the  Commission  will be filed  under the
Issuing  Entity's  name.  The  Depositor  does not  intend  to send any  financial  reports  to certificate holders.

        The Issuing  Entity's annual reports on Form 10-K  (including  reports of assessment of compliance with the AB Servicing Criteria,  attestation  reports, and statements of compliance,
discussed  in  "Description  of  the  Certificates,"   "Reports  to   Certificateholders"   and
"Servicing  of the  Mortgage  Loans-Evidence  as to  Compliance",  required  to be filed  under
Regulation AB),  periodic  distribution  reports on Form 10-D,  certain current reports on Form
8-K and  amendments to those reports,  together with such other reports to certificate  holders or  information  about  the  certificate  as  shall  have  been  prepared  and  filed  with the
Commission by the Securities  Administrator  will be posted on the  Securities  Administrator's internet  website as soon as  reasonably  practicable  after it has been  electronically  filed with, or furnished to, the Commission.  The address of the website is: www.ctslink.com.

                                 REPORTS TO CERTIFICATEHOLDERS

        So long as the Issuing  Entity is  required to file  reports  under the  Exchange  Act, those reports will be made available as described above under "Available Information."

        Periodic distribution reports will be posted on the Securities  Administrator's website referenced  above under  "Available  Information"  as soon as  practicable.  Annual  reports of assessment of compliance with the AB Servicing Criteria,  attestation  reports,  and statements of compliance  will be provided to registered  holders of the related  securities  upon request free of charge,  if not available on the  Securities  Administrator's  website.  See "Servicing of the Mortgage  Loans-Evidence as to Compliance" and "Description of the  Certificates-Reports
to Certificateholders."

                           INCORPORATION OF INFORMATION BY REFERENCE

        There are  incorporated  into this  prospectus  supplement by reference all  documents, including but not limited to the financial  statements  and reports filed or caused to be filed or  incorporated  by reference by the  depositor  with respect to a trust fund  pursuant to the requirements  of Sections 13(a) or 15(d) of the Exchange Act,  prior to the  termination of the offering of the Offered  Certificates of the related series.  All documents  subsequently filed by the  Depositor  pursuant to Sections  13(a) or 15(d) of the  Exchange  Act in respect of any offering  prior to the  termination  of the offering of the  Certificates  shall also be deemed incorporated by reference into this prospectus supplement.

        The  Depositor  will provide or cause to be provided  without  charge to each person to whom this  prospectus  supplement is delivered in  connection  with the offering of one or more classes of Offered  Certificates,  upon written or oral request of the person, a copy of any or all the reports  incorporated  in this  prospectus  supplement,  in each case to the extent the reports  relate to one or more of such  classes  of the  Offered  Certificates,  other than the exhibits to the documents,  unless the exhibits are  specifically  incorporated by reference in
the  documents.   Requests  should  be  directed  in  writing  to  Structured   Asset  Mortgage
Investments II Inc., 383 Madison Avenue,  New York, New York 10179,  Attention:  Secretary,  or
by telephone at (212)  272-2000.  The Depositor has  determined  that its financial  statements will not be material to the offering of any Offered Certificates.

                                           GLOSSARY

        Below  are  abbreviated  definitions  of  significant  capitalized  terms  used in this prospectus  supplement.  Capitalized  terms used in this prospectus  supplement but not defined in this  prospectus  supplement  shall have the meanings  assigned to them in the  accompanying prospectus.  The  Agreement  and  Mortgage  Loan  Purchase  Agreement  may  each  contain  more complete  definitions of the terms used in this prospectus  supplement and reference  should be made to those agreements for a more complete understanding of these terms.

Accrued  Certificate  Interest - With respect to the Group II  Certificates of any class on any distribution  date,  is equal to the amount of interest  accrued  during the  Interest  Accrual
Period at the applicable  Pass-Through  Rate on the Certificate  Principal  Balance or Notional
Amount, as applicable,  of such Certificate  immediately prior to such distribution  date, less
(1) in the case of a Group II Senior  Certificate,  such Certificate's  share of (a) Prepayment
Interest  Shortfalls  on the Loan  Group II  mortgage  loans,  to the  extent  not  covered  by
Compensating  Interest  Payments  paid by a  Servicer  or the  Master  Servicer,  (b)  interest shortfalls on the Loan Group II mortgage  loans  resulting  from the  application of the Relief
Act or similar state law and (c) after the Group II Cross-Over  Date,  the interest  portion of any  Realized  Losses on the Loan Group II  mortgage  loans,  and (2) in the case of a Group II
Subordinate  Certificate,  such Certificate's  share of (a) Prepayment  Interest  Shortfalls on the Loan Group II mortgage loans, to the extent not covered by Compensating  Interest  Payments paid by a  Servicer  or the  Master  Servicer,  (b)  interest  shortfalls  on the Loan Group II mortgage loans  resulting  from the  application of the Relief Act or similar state law and (c)
the interest  portion of any  Realized  Losses on the Loan Group II mortgage  loans.  The Group
II Senior Percentage of Prepayment Interest  Shortfalls and interest shortfalls  resulting from the application of the Relief Act will be allocated  among the Group II Senior  Certificates in proportion  to the  amount of Accrued  Certificate  Interest  that  would  have been  allocated thereto in the absence of such  shortfalls.  The Group II Subordinate  Percentage of Prepayment
Interest  Shortfalls and interest  shortfalls  resulting from the application of the Relief Act will be allocated  among the Group II Subordinate  Certificates  in proportion to the amount of
Accrued  Certificate  Interest  that would have been  allocated  thereto in the absence of such shortfalls.  Accrued  Certificate  Interest  is  calculated  on the  basis  of a  360-day  year consisting  of twelve  30-day  months.  No Accrued  Certificate  Interest  will be payable with respect  to any  class  of Group II  Certificates  after  the  distribution  date on which  the outstanding Certificate Principal Balance of such Certificate has been reduced to zero.

Agreement  - The  Pooling  and  Servicing  Agreement,  dated  as of March 1,  2007,  among  the
Depositor, the Sponsor, the Master Servicer, the Securities Administrator, and the Trustee.

Allocable  Share - With respect to any class of Group II Subordinate  Certificates  (other than the Class II-BX-1  Certificates)  on any  distribution  date will generally  equal such class's pro rata share (based on the Certificate  Principal  Balance of each class entitled thereto) of the Group II Subordinate Optimal Principal Amount;  provided,  however,  that no class of Group
II Subordinate  Certificates  (other than the class of Group II Subordinate  Certificates  with the  lowest  numerical  designation)  shall be  entitled  on any  distribution  date to receive distributions  pursuant to clauses (2), (3) and (5) of the  definition of Group II  Subordinate
Optimal  Principal  Amount  unless the Class  Prepayment  Distribution  Trigger for the related class is  satisfied  for such  distribution  date.  Notwithstanding  the  foregoing,  if on any distribution  date the  Certificate  Principal  Balance  of any  class of Group II  Subordinate
Certificates  for  which  the Class  Prepayment  Distribution  Trigger  was  satisfied  on such distribution  date is reduced to zero,  any  amounts  distributable  to such class  pursuant to clauses (2), (3) and (5) of the definition of Group II  Subordinate  Optimal  Principal  Amount

to the  extent  of  such  class's  remaining  Allocable  Share,  shall  be  distributed  to the remaining  classes  of Group II  Subordinate  Certificates  in  reduction  of their  respective
Certificate   Principal   Balances,   sequentially,   in   the   order   of   their   numerical
Class designations.

Applied  Realized Loss Amount - With respect to any class of Group I Offered  Certificates  and
Class I-B-4  Certificates and as to any distribution  date, the sum of the Realized Losses with respect  to  the  group  I  mortgage  loans,  which  have  been  applied  in  reduction  of the
Certificate  Principal  Balance of such class,  in an amount  equal to the  amount,  if any, by which,  (i) the  aggregate  Certificate  Principal  Balance of all of the Group I  Certificates
(after all  distributions  of principal on such  distribution  date) exceeds (ii) the aggregate
Stated Principal Balance of the group I mortgage loans for such distribution date.

Available  Funds -With respect to Loan Group II, an amount which  generally  includes,  (1) all previously  undistributed  payments on account of principal (including the principal portion of
Monthly Payments,  Principal  Prepayments and the principal amount of Net Liquidation Proceeds)
and all  previously  undistributed  payments on account of interest  received after the Cut-Off
Date and on or  prior to the  related  Determination  Date,  in each  case,  from the  group II mortgage  loans,  (2) any Monthly  Advances  and  Compensating  Interest  Payments  made by the
Master  Servicer or a Servicer for such  distribution  date in respect of the group II mortgage loans and (3) any  amounts  reimbursed  by the Master  Servicer  in  connection  with losses on certain  eligible  investments for the group II mortgage loans, net of (x) fees payable to, and amounts  reimbursable to, the Master  Servicer,  the Servicers,  the Securities  Administrator,
the Trustee and any  Custodian  allocable to Loan Group II as provided in the Agreement and (y)
investment earnings on amounts on deposit in the Distribution Account.

Bankruptcy  Loss - Any loss resulting from a bankruptcy  court,  in connection  with a personal bankruptcy  of a mortgagor,  (1)  establishing  the value of a mortgaged  property at an amount less than the  Outstanding  Principal  Balance of the mortgage  loan secured by such  mortgaged property or (2) reducing the amount of the Monthly Payment on the related mortgage loan.

Basis Risk Shortfall - If on the  distribution  date the  Pass-Through  Rate for the Class I-A,
Class I-M and Class I-B Certificates is based upon the Net Rate Cap, the excess, if any, of:

        1.    The amount of Current  Interest  that such class  would have been  entitled to receive on such  distribution  date had the applicable  pass-though  rate been calculated  at a per annum  rate equal to the  lesser of (i)  One-Month  LIBOR plus the related Margin and (ii) 11.50%, over

        2.    The amount of Current  Interest on such class  calculated  using a pass-though rate equal to the Net Rate Cap for such distribution date.

Basis Risk  Shortfall  Carry-forward  Amount - As of any  distribution  date for the Class I-A,
Class  I-M  and  Class  I-B  Certificates,  the  sum of  the  Basis  Risk  Shortfall  for  such distribution  date and the  Basis  Risk  Shortfall  for all  previous  distribution  dates  not previously  paid,  together  with  interest  thereon  at a  rate  equal  to the  lesser  of (i)
One-Month LIBOR plus the related Margin and (ii) 11.50% per annum,  for each  applicable  prior distribution date.

Book-entry  Certificates - The Senior  Certificates  and the Offered  Subordinate  Certificates
issued, maintained and transferred at the DTC.

BSRM - Bear Stearns Residential Mortgage Corporation.

Business  Day -  Generally  any day other than a  Saturday,  a Sunday or a day on which the New
York Stock Exchange or Federal  Reserve is closed or on which banking  institutions in New York
City or in any  jurisdiction  in which the Trustee,  the Securities  Administrator,  the Master
Servicer,  the related  Custodian or any Servicer is located are  obligated by law or executive order to be closed.

Cap  Contracts - The interest  rate cap  contracts  that the  Trustee,  on behalf of the Trust, entered into with respect to the Class I-A-1,  Class  I-A-2,  Class I-M-1,  Class I-M-2,  Class
I-B-1,  Class I-B-2,  Class I-B-3 and Class I-B-4  Certificates  with the Cap  Counterparty for the benefit of the holders of the Class I-A,  Class  I-M-1,  Class I-M-2,  Class  I-B-1,  Class
I-B-2, Class I-B-3 and Class I-B-4 Certificates.

Cap Counterparty - Bear Stearns Financial Products Inc.

Certificate Owner - Any person who is the beneficial owner of a Book-entry Certificate.

Certificate  Principal Balance - With respect to any Certificate,  other than any Interest Only
Certificates,   the  Class  XP  Certificates  and  the  Class  B-IO  Certificates,  as  of  any
distribution  date will equal such  Certificate's  initial principal amount on the Closing Date plus,  in the  case of a  Subordinate  Certificate,  any  Subsequent  Recoveries  added  to the
Certificate  Principal  Balance of such  Certificate,  as described  under  "Description of the
Certificates-Allocation  of Realized Losses;  Subordination" in this prospectus supplement, and as reduced by (1) all amounts  allocable to principal  previously  distributed  with respect to such  Certificate,  (2) solely in the case of a Group II Certificate,  the principal portion of all Realized  Losses  (other than  Realized  Losses  resulting  from Debt  Service  Reductions)
previously  allocated to such  Certificate  (taking into account the applicable Loss Allocation
Limitation),  (3)  solely  in the case of a Group I  Certificate,  any  Applied  Realized  Loss
Amounts  allocated to such class on previous  distribution  dates and (4) solely in the case of a Group II Subordinate  Certificate,  such Certificate's pro rata share, if any, of the related
Subordinate Certificate Writedown Amount for previous distribution dates.

Certificates - The Group I Certificates and the Group II Certificates.

Class I-A Principal  Distribution  Amount - With respect to any applicable  distribution  date, an amount equal to the excess, if any, of:

       1.    the  aggregate  Certificate  Principal  Balance  of the Class I-A  Certificates
       immediately prior to such distribution date, over
       2.    the excess of:

                     (a)    the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution date, over
                     (b)    the aggregate Stated  Principal  Balance of the group I mortgage loans for such  distribution  date  multiplied by the sum of (x)
                            approximately    16.60%   and   (y)   the   Current    Specified
                            Overcollateralization Percentage for such distribution date.

Class I-B-1 Principal  Distribution Amount - With respect to any applicable  distribution date, an amount equal to the excess, if any of:

      1.      the Certificate Principal Balance of the Class I-B-1 Certificates  immediately prior to such distribution date, over

      2.      the excess of:

              (a)      the aggregate Stated Principal  Balance of the group I mortgage loans for such distribution date, over

              (b)      the sum of:

                     (1)     the   Certificate   Principal   Balance   of  the   Class   I-A
                             Certificates  (after  taking  into  account  the payment of the
                             Class I-A Principal  Distribution  Amount on such  distribution date);

                     (2)     the   Certificate   Principal   Balance  of  the  Class   I-M-1
                             certificates  (after  taking  into  account  the payment of the
                             Class I-M-1 Principal  Distribution Amount on such distribution date);

                     (3)     the   Certificate   Principal   Balance  of  the  Class   I-M-2
                             certificates  (after  taking  into  account  the payment of the
                             Class I-M-2 Principal  Distribution Amount on such distribution date);

                     (4)     and the  aggregate  Stated  Principal  Balance  of the  group I mortgage  loans for such  distribution  date  multiplied by the sum of (x)  approximately  3.40% and (y) the Current  Specified
                             Overcollateralization Percentage for such distribution date.

Class I-B-2 Principal  Distribution Amount - With respect to any applicable  distribution date, an amount equal to the excess, if any of:

      1.      the Certificate Principal Balance of the Class I-B-2 certificates  immediately prior to such distribution date, over

      2.      the excess of:

              (a)      the aggregate Stated Principal  Balance of the group I mortgage loans for such distribution date, over

              (b)      the sum of:

                      (1)    the   Certificate   Principal   Balance   of  the   Class   I-A
                             Certificates  (after  taking  into  account  the payment of the
                             Class I-A Principal  Distribution  Amount on such  distribution date);

                      (2)    the   Certificate   Principal   Balance  of  the  Class   I-M-1
                             certificates  (after  taking  into  account  the payment of the
                             Class I-M-1 Principal  Distribution Amount on such distribution date);

                      (3)    the   Certificate   Principal   Balance  of  the  Class   I-M-2
                             certificates  (after  taking  into  account  the payment of the
                             Class I-M-2 Principal  Distribution Amount on such distribution date);

                      (4)    the   Certificate   Principal   Balance  of  the  Class   I-B-1
                             certificates  (after  taking  into  account  the payment of the
                             Class I-B-1 Principal  Distribution Amount on such distribution date);

                     (5)     and the  aggregate  Stated  Principal  Balance  of the  group I mortgage  loans for such  distribution  date  multiplied by the sum of (x)  approximately  2.40% and (y) the Current  Specified
                             Overcollateralization Percentage for such distribution date.

Class I-B-3 Principal  Distribution Amount - With respect to any applicable  distribution date, an amount equal to the excess, if any of:

      1.      the Certificate Principal Balance of the Class I-B-3 certificates  immediately prior to such distribution date, over

      2.      the excess of:

              (a)      the aggregate Stated Principal  Balance of the group I mortgage loans for such distribution date, over

              (b)      the sum of:

                     (1)     the   Certificate   Principal   Balance   of  the   Class   I-A
                             Certificates  (after  taking  into  account  the payment of the
                             Class I-A Principal  Distribution  Amount on such  distribution date);

                     (2)     the   Certificate   Principal   Balance  of  the  Class   I-M-1
                             certificates  (after  taking  into  account  the payment of the
                             Class I-M-1 Principal  Distribution Amount on such distribution date);

                     (3)     the   Certificate   Principal   Balance  of  the  Class   I-M-2
                             certificates  (after  taking  into  account  the payment of the
                             Class I-M-2 Principal  Distribution Amount on such distribution date);

                     (4)     the   Certificate   Principal   Balance  of  the  Class   I-B-1
                             certificates  (after  taking  into  account  the payment of the
                             Class I-B-1 Principal  Distribution Amount on such distribution date);

                     (5)     the   Certificate   Principal   Balance  of  the  Class   I-B-2
                             certificates  (after  taking  into  account  the payment of the
                             Class I-B-2 Principal  Distribution Amount on such distribution date); and

                     (6)     the aggregate Stated Principal  Balance of the group I mortgage loans for such  distribution  date multiplied by the sum of (x)
                             approximately    1.40%   and   (y)   the   Current    Specified
                             Overcollateralization Percentage for such distribution date.

Class I-B-4 Principal  Distribution Amount - With respect to any applicable  distribution date, an amount equal to the excess, if any of:

      1.     the Certificate  Principal Balance of the Class I-B-4 certificates  immediately prior to such distribution date, over

      2.     the excess of:

              (a)      the aggregate Stated Principal  Balance of the group I mortgage loans for such distribution date, over

              (b)      the sum of:

                     (1)     the   Certificate   Principal   Balance   of  the   Class   I-A
                             Certificates  (after  taking  into  account  the payment of the
                             Class I-A Principal  Distribution  Amount on such  distribution date);

                     (2)     the   Certificate   Principal   Balance  of  the  Class   I-M-1
                             certificates  (after  taking  into  account  the payment of the
                             Class I-M-1 Principal  Distribution Amount on such distribution date);

                     (3)     the   Certificate   Principal   Balance  of  the  Class   I-M-2
                             certificates  (after  taking  into  account  the payment of the
                             Class I-M-2 Principal  Distribution Amount on such distribution date);

                     (4)     the   Certificate   Principal   Balance  of  the  Class   I-B-1
                             certificates  (after  taking  into  account  the payment of the
                             Class I-B-1 Principal  Distribution Amount on such distribution date);

                     (5)     the   Certificate   Principal   Balance  of  the  Class   I-B-2
                             certificates  (after  taking  into  account  the payment of the
                             Class I-B-2 Principal  Distribution Amount on such distribution date);

                     (6)     the   Certificate   Principal   Balance  of  the  Class   I-B-3
                             certificates  (after  taking  into  account  the payment of the
                             Class I-B-3 Principal  Distribution Amount on such distribution date); and

                     (7)     the aggregate Stated Principal  Balance of the group I mortgage loans for such  distribution  date  multiplied  by the  Current
                             Specified    Overcollateralization    Percentage    for    such
                             distribution date.

Class I-M-1 Principal  Distribution Amount - With respect to any applicable  distribution date, an amount equal to the excess, if any of:

      1.     the Certificate  Principal Balance of the Class I-M-1 certificates  immediately prior to such distribution date, over

      2.     the excess of:

              (a)      the aggregate Stated Principal  Balance of the group I mortgage loans for such distribution date, over

              (b)      the sum of:

                     (1)     the   Certificate   Principal   Balance   of  the   Class   I-A
                             Certificates  (after  taking  into  account  the payment of the
                             Class I-A Principal  Distribution  Amount on such  distribution date), and

                     (2)     the aggregate Stated Principal  Balance of the group I mortgage loans for such  distribution  date multiplied by the sum of (x)
                             approximately    9.50%   and   (y)   the   Current    Specified
                             Overcollateralization Percentage for such distribution date.

Class I-M-2 Principal  Distribution Amount - With respect to any applicable  distribution date, an amount equal to the excess, if any of:

      1.     the Certificate  Principal Balance of the Class I-M-2 certificates  immediately prior to such distribution date, over

      2.     the excess of:

              (a)     the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution date, over

              (b)     the sum of:

                    (1)     the Certificate  Principal Balance of the Class I-A Certificates
                            (after  taking  into  account  the  payment  of  the  Class  I-A
                            Principal Distribution Amount on such distribution date);

                    (2)     the   Certificate   Principal   Balance   of  the  Class   I-M-1
                            certificates  (after  taking  into  account  the  payment of the
                            Class I-M-1 Principal  Distribution  Amount on such distribution date); and

                    (3)     the aggregate Stated  Principal  Balance of the group I mortgage loans for such  distribution  date  multiplied by the sum of (x)
                            approximately    5.20%   and   (y)   the    Current    Specified
                            Overcollateralization Percentage for such distribution date.

Class Prepayment  Distribution  Trigger - A test, which shall be satisfied for a class of Group
II  Subordinate  Certificates  (other than the Class II-BX-1  Certificates)  for a distribution date if the fraction  (expressed  as a  percentage),  the  numerator of which is the  aggregate
Certificate   Principal  Balance  of  such  class  and  each  class  of  Group  II  Subordinate
Certificates  subordinate  thereto,  if  any,  and  the  denominator  of  which  is the  Stated
Principal  Balances of all of the group II mortgage loans as of the related Due Date, equals or exceeds such percentage calculated as of the Closing Date.

Closing Date - March 30, 2007.

Compensating  Interest  Payments - Any payments made by the Master  Servicer or a Servicer from its own funds to cover Prepayment Interest Shortfalls.

CPR - A constant rate of prepayment on the mortgage loans.

Current  Interest - With  respect to each class of Group I Offered  Certificates  and the Class
I-B-4  Certificates  and  each  distribution  date,  the  interest  accrued  at the  applicable pass-through  rate for the  applicable  Interest  Accrual Period on the  Certificate  Principal
Balance of such class plus any amount  previously  distributed  with  respect to  interest  for such class that is recovered as a voidable  preference by a trustee in  bankruptcy,  reduced by any  Prepayment  Interest  Shortfall  to  the  extent  not  covered  by  Compensating  Interest
Payments,  and any shortfalls  resulting  from the  application of the Relief Act, in each case to the extent  allocated  to such class of  Certificates  as  described  under  clause First in
"Description of the  Certificates-Distributions on the Group I Certificates" in this prospectus supplement.

Current Specified  Enhancement  Percentage - For any distribution  date, a percentage  obtained by  dividing  (x) the sum of (i) the  aggregate  Certificate  Principal  Balance of the Group I
Subordinate Certificates and (ii) the  Overcollateralization  Amount, in each case prior to the distribution  of the  Principal  Distribution  Amount  on such  distribution  date,  by (y) the aggregate Stated  Principal  Balance of the group I mortgage loans as of the end of the related
Due  Period  (after  reduction  for  Principal  Payments  and  Realized  Losses  on the group I mortgage loans incurred during the related Prepayment Period).

Current Specified  Overcollateralization  Percentage - For any distribution  date, a percentage equivalent  of a fraction,  the numerator of which is the  Overcollateralization  Target Amount for such  distribution  date and the  denominator  of which is the aggregate  Stated  Principal
Balance of the group I mortgage loans for such distribution date.

Custodial  Agreement  - The  custodial  agreement,  dated as of the  Closing  Date,  among  the
Trustee,  Structured  Asset  Mortgage  Investments  II Inc.,  as  company,  Wells  Fargo  Bank,
National Association,  as Master Servicer and Securities  Administrator,  and Wells Fargo Bank,
National Association, as Custodian.

Custodian -Wells Fargo Bank, National Association.

Cut-Off Date - March 1, 2007.

DBRS - DBRS Limited or DBRS, Inc., and any successor in interest.

Debt  Service  Reduction - A Bankruptcy  Loss that results from a court  reducing the amount of the monthly payment on the related  mortgage loan, in connection  with the personal  bankruptcy of a mortgagor.

Deficient  Valuation  - A  Bankruptcy  Loss  that  results  if a court,  in  connection  with a personal  bankruptcy  of a  mortgagor,  establishes  the value of a  mortgaged  property  at an amount less than the unpaid  principal  balance of the mortgage loan secured by such  mortgaged property.

Determination  Date - With respect to any distribution  date and the mortgage loans is the date specified in the applicable Servicing Agreement.

Due Date - With  respect to each  mortgage  loan,  the date in each month on which its  Monthly
Payment is due if such due date is the first day of a month and  otherwise  is deemed to be the first day of the  following  month or such other date  specified  in the  applicable  Servicing
Agreement.

Due Period - With respect to any  distribution  date,  the period  commencing on the second day of the month  preceding the calendar  month in which such  distribution  date occurs and ending at the close of business on the first day of the month in which such distribution date occurs.

EMC - EMC Mortgage Corporation.

Excess Cashflow - With respect to any  distribution  date, the sum of (i) the Remaining  Excess
Spread for such  distribution date and (ii) the  Overcollateralization  Release Amount for such distribution date.

Excess  Spread - With respect to any  distribution  date,  the excess,  if any, of the Interest
Funds for such  distribution  date over the sum of the Current  Interest on the Group I Offered
Certificates  and  Class  I-B-4  and  Interest  Carry-forward  Amounts  on the  Group I  Senior
Certificates on such distribution date.

Extra  Principal  Distribution  Amount - With respect to any  distribution  date, the lesser of
(a) the excess, if any, of the  Overcollateralization  Target Amount for such distribution date over the  Overcollateralization  Amount for such  distribution  date and (b) the Excess  Spread for such distribution date.

Group I Certificates  - The Group I Offered  Certificates  and the Class I-B-4,  Class I-XP and
Class B-IO Certificates.

Group I Offered  Certificates - The Class I-A-1,  Class I-A-2,  Class I-M-1, Class I-M-2, Class
I-B-1, Class I-B-2 and Class I-B-3 Certificates.

Group I Senior Certificates - The Class I-A-1 Certificates and Class I-A-2 Certificates.

Group I Subordinate  Certificates  - The Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2,
Class I-B-3 and Class I-B-4 Certificates.

Group II  Certificates  - The  Group  II  Senior  Certificates  and the  Group  II  Subordinate
Certificates.

Group II Cross-Over Date - The  distribution  date on which the Certificate  Principal  Balance of the Group II Subordinate Certificates are reduced to zero.

Group II  Offered  Certificates  - The Group II Senior  Certificates  and the Group II  Offered
Subordinate Certificates.

Group II Offered Subordinate  Certificates - The Class II-B-1, Class II-BX-1,  Class II-B-2 and
Class II-B-3 Certificates.

Group II Senior  Certificates  - The Class II-A-1,  Class II-A-2,  Class II-A-3,  Class II-X-1,
Class II-X-2 and Class II-X-3 Certificates.

Group  II  Senior  Optimal  Principal  Amount  -  With  respect  to  Loan  Group  II  and  each distribution  date  will be an  amount  equal  to the  sum of the  following  (but in no  event greater than the aggregate  Certificate  Principal  Balance of Loan Group II immediately  prior to such distribution date):

        (1)      the applicable Group II Senior  Percentage of the principal  portion of all
                 Monthly  Payments due on the mortgage loans in Loan Group II on the related
                 Due Date, as specified in the amortization  schedule at the time applicable thereto (after  adjustment for previous  principal  prepayments  but before any  adjustment to such  amortization  schedule by reason of any bankruptcy or similar  proceeding or any  moratorium or similar waiver or grace period if the distribution date occurs prior to the Group II Cross-Over Date);

        (2)      the  applicable  Group  II  Senior  Prepayment  Percentage  of  the  Stated
                 Principal  Balance  of each  mortgage  loan in Loan  Group II which was the subject  of a  prepayment  in full  received  by the  Servicers  during the applicable Prepayment Period;

        (3)      the applicable Group II Senior  Prepayment  Percentage of the amount of all partial  prepayments  allocated to principal received during the applicable
                 Prepayment Period in respect of mortgage loans in Loan Group II;

        (4)      the lesser of (a) the applicable Group II Senior  Prepayment  Percentage of the  sum of  (i)  all  Net  Liquidation  Proceeds  allocable  to  principal received  in respect of each  mortgage  loan in Loan Group II that became a
                 Liquidated  Mortgage Loan during the related  Prepayment Period (other than group II mortgage  loans  described  in the  immediately  following  clause
                 (ii)) and all Subsequent  Recoveries received in respect of each Liquidated

                 Mortgage  Loan in Loan Group II during the  related Due Period and (ii) the
                 Stated  Principal  Balance  of each  such  mortgage  loan in Loan  Group II purchased  by an insurer  from the Trustee  during the  related  Prepayment
                 Period pursuant to the related primary mortgage  insurance  policy, if any, or otherwise;  and (b) the Group II Senior Percentage of the sum of (i) the
                 Stated  Principal  Balance  of each  mortgage  loan in Loan  Group II which became a  Liquidated  Mortgage  Loan during the related  Prepayment  Period
                 (other  than the  group II  mortgage  loans  described  in the  immediately following  clause (ii)) and all Subsequent  Recoveries  received in respect of each  Liquidated  Mortgage  Loan in Loan Group II during the related Due
                 Period and (ii) the Stated Principal  Balance of each such mortgage loan in
                 Loan Group II that was purchased by an insurer from the Trustee  during the
                 related   Prepayment  Period  pursuant  to  the  related  primary  mortgage insurance policy, if any or otherwise; and

        (5)      the applicable Group II Senior Prepayment  Percentage of the sum of (a) the
                 Stated  Principal  Balance of each mortgage loan in Loan Group II which was repurchased by the Sponsor in connection  with such  distribution  date and
                 (b) the excess,  if any, of the Stated Principal Balance of a mortgage loan in Loan Group II that has been  replaced by the Sponsor  with a  substitute
                 mortgage  loan  pursuant  to  the  Mortgage  Loan  Purchase   Agreement  in
                 connection with such  distribution  date over the Stated Principal  Balance of such substitute mortgage loan.

Group II Senior  Percentage  -With  respect to Loan  Group II and any  distribution  date,  the lesser of (a) 100% and (b) the  percentage  obtained  by  dividing  the  Certificate  Principal
Balance  of  the  Group  II  Senior   Certificates   (other  than  the  Senior   Interest  Only
Certificates)  immediately  preceding such  distribution date by the aggregate Stated Principal
Balance of the group II mortgage loans as of the beginning of the related Due Period.

Group II Senior  Prepayment  Percentage  - With  regards to Loan Group II and any  distribution date occurring during the periods set forth below will be as follows:

Period (dates inclusive)                      Group II Senior Prepayment Percentage
________________________________________________________________________________________________
April 2007 - March 2014                       100%
April 2014 - March 2015                       Group II  Senior  Percentage  for the  Group II
                                              Senior  Certificates  plus 70% of the  Group II
                                              Subordinate Percentage for Loan Group II.
April 2015 - March 2016                       Group II  Senior  Percentage  for the  Group II
                                              Senior  Certificates  plus 60% of the  Group II
                                              Subordinate Percentage for Loan Group II.
April 2016 - March 2017                       Group II  Senior  Percentage  for the  Group II
                                              Senior  Certificates  plus 40% of the  Group II
                                              Subordinate Percentage for Loan Group II.
April 2017 - March 2018                       Group II  Senior  Percentage  for the  Group II
                                              Senior  Certificates  plus 20% of the  Group II
                                              Subordinate Percentage for Loan Group II.
April 2018 and thereafter                     Group II  Senior  Percentage  for the  Group II
                                              Senior Certificates.

        No scheduled  reduction to the Group II Senior  Prepayment  Percentage shall be made as of any distribution  date unless,  as of the last day of the month preceding such  distribution date  (1)  the  aggregate  Stated  Principal  Balance  of the  Loan  Group  II  mortgage  loans delinquent 60 days or more  (including  for this purpose any such mortgage loans in foreclosure and such  mortgage  loans  with  respect  to which  the  related  mortgaged  property  has been acquired by the trust)  averaged  over the last six months,  as a percentage  of the  aggregate
Certificate  Principal  Balance of the Group II  Subordinate  Certificates  does not exceed 50%
and (2)  cumulative  Realized  Losses on Loan Group II mortgage  loans do not exceed (a) 30% of the aggregate  Certificate  Principal  Balance of the Original Group II  Subordinate  Principal
Balance if such  distribution  date occurs between and including April 2014 and March 2015, (b)
35% of the Original Group II Subordinate  Principal  Balance if such  distribution  date occurs between and including  April 2015 and March 2016,  (c) 40% of the Original Group II Subordinate
Principal  Balance if such  distribution date occurs between and including April 2016 and March
2017,  (d) 45% of the Original  Group II  Subordinate  Principal  Balance if such  distribution date  occurs  between and  including  April 2017 and March  2018,  and (e) 50% of the  Original
Group II Subordinate  Principal  Balance if such distribution date occurs during or after April
2018.

        In addition,  if on any distribution date the Group II Subordinate  Percentage for such distribution  date is equal to or  greater  than two times  the  initial  Group II  Subordinate
Percentage,  and (a) the  aggregate  Stated  Principal  Balance of the Loan  Group II  mortgage loans  delinquent  60 days or more  (including  for this  purpose  any such  mortgage  loans in foreclosure  and such mortgage loans with respect to which the related  mortgaged  property has been  acquired  by the  trust),  averaged  over the last six  months,  as a  percentage  of the aggregate  Certificate  Principal  Balance of the Group II  Subordinate  Certificates  does not exceed  50%  and  (b)(i)  on or  prior  to the  distribution  date  occurring  in  March  2010, cumulative  Realized  Losses on the Loan Group II  mortgage  loans as of the end of the related
Prepayment  Period do not exceed 20% of the Original  Group II  Subordinate  Principal  Balance
and (ii) after the  distribution  date occurring in March 2010,  cumulative  Realized Losses on the Loan Group II mortgage loans as of the end of the related  Prepayment  Period do not exceed
30% of the Original Group II Subordinate  Principal  Balance,  then, in each case, the Group II
Senior  Prepayment  Percentage for the Group II Senior  Certificates for such distribution date will equal the Group II Senior  Percentage;  provided,  however,  if on such  distribution date the Group II  Subordinate  Percentage  is equal to or greater than two times the initial  Group
II Subordinate  Percentage on or prior to the distribution date occurring in March 2010 and the above  delinquency and loss tests are met, then the Group II Senior  Prepayment  Percentage for the Group II Senior  Certificates  for such  distribution  date, will equal the Group II Senior
Percentage  for such  Certificates  plus 50% of the  Group II  Subordinate  Percentage  on such distribution date.

        Notwithstanding  the  foregoing,  if on any  distribution  date,  the  percentage,  the numerator  of which is the  aggregate  Certificate  Principal  Balance  of the  Group II Senior
Certificates  immediately  preceding such  distribution  date, and the  denominator of which is the Stated  Principal  Balance of the Loan Group II mortgage  loans as of the  beginning of the related  Due  Period,  exceeds  such  percentage  as of  the  Cut-off  Date,  then  the  Senior
Prepayment  Percentage  for such  distribution  date with  respect  to Loan Group II will equal
100%.

Group II  Subordinate  Certificates  - The Class II-B-1,  Class  II-BX-1,  Class II-B-2,  Class
II-B-3, Class II-B-4, Class II-B-5, Class II-B-6 and Class II-XP Certificates.

Group  II  Subordinate  Optimal  Principal  Amount  - With  respect  to Loan  Group II and each distribution  date  will be an  amount  equal  to the  sum of the  following  (but in no  event greater  than  the  aggregate  Certificate  Principal  Balance  of  the  Group  II  Subordinate
Certificates immediately prior to such distribution date):

        (1)       the applicable  Group II Subordinate  Percentage of the principal  portion of all Monthly Payments due on each group II  mortgage loan on the related
                  Due  Date,  as  specified  in  the  amortization   schedule  at  the  time
                  applicable  thereto (after adjustment for previous  principal  prepayments but before any adjustment to such  amortization  schedule by reason of any bankruptcy or similar  proceeding or any  moratorium or similar  waiver or grace period);

        (2)       the applicable  Group II Subordinate  Prepayment  Percentage of the Stated
                  Principal  Balance of each group II mortgage loan which was the subject of a  prepayment  in full  received by the  Servicers  during the  applicable
                  Prepayment Period;

        (3)       the applicable  Group II Subordinate  Prepayment  Percentage of the amount all partial  prepayments of principal  received in respect of the group II mortgage loans during the applicable Prepayment Period;

        (4)       the  excess,  if any, of (a) the Net  Liquidation  Proceeds  allocable  to principal  received in respect of each group II  mortgage loan that became a Liquidated  Mortgage Loan during the related  Prepayment  Period and all
                  Subsequent  Recoveries  received  in respect of each  Liquidated  Mortgage
                  Loan  during  the  related  Due  Period  over  (b) the sum of the  amounts distributable to the holders of the Group II Senior Certificates  pursuant to  clause  (4) of the  definition  of Group II Senior  Optimal  Principal
                  Amount on such distribution date;

        (5)       the  Group  II  Subordinate  Prepayment  Percentage  of the sum of (a) the
                  Stated  Principal  Balance  of  each  group II  mortgage  loan  which  was repurchased by the Sponsor in connection with such  distribution  date and
                  (b) the  difference,  if any,  between the Stated  Principal  Balance of a group II  mortgage  loan  that has been  replaced  by the  Sponsor  with a substitute  mortgage loan pursuant to the mortgage loan purchase agreement in  connection  with  such  distribution  date  and the  Stated  Principal
                  Balance of such substitute mortgage loan; and

        (6)       on the  distribution  date on which the  aggregate  Certificate  Principal
                  Balance  of the  Group II Senior  Certificates  have all been  reduced  to zero, 100% of the Group II Senior Optimal Principal Amount.

        After the aggregate Certificate  Principal Balance of the Subordinate  Certificates has
been reduced to zero, the Group II Subordinate Optimal Principal Amount shall be zero.

Group II Subordinate  Percentage - As of any  distribution  date and with respect to Loan Group
II, 100% minus the Group II Senior Percentage.

Group II  Subordinate  Prepayment  Percentage  - With  respect  to Loan  Group II and as of any distribution date, 100% minus the Group II Senior Prepayment Percentage.

HSBC - HSBC Mortgage Corporation (USA).

Insurance  Proceeds - Amounts paid by an insurer under any primary mortgage  insurance  policy, standard hazard  insurance  policy,  flood insurance  policy or title insurance policy covering any mortgage  loan or  mortgaged  property  other than amounts  required to be paid over to the mortgagor  pursuant to law or the related  mortgage  note and other than amounts used to repair or restore the  mortgaged  property or to reimburse  certain  expenses,  including  the related servicer's costs and expenses  incurred in connection with presenting  claims under the related insurance policies.

Interest  Accrual  Period - For each class of Group II  Certificates  and for any  distribution date, the one-month  period  preceding the month in which such  distribution  date occurs.  The
Interest Accrual Period for the Group I Offered  Certificates and the Class I-B-4  Certificates
will be the period from and including the  preceding  distribution  date (or from and including the Closing  Date, in the case of the first  distribution  date) to and including the day prior to the current distribution date.

Interest  Carry-forward  Amount - With  respect to each  class of Group I Offered  Certificates and  the  Class  I-B-4  Certificates  and the  first  distribution  date,  zero,  and for  each distribution date thereafter, the sum of:

       1.     the excess of:

            (a)         Current  Interest for such class with respect to prior  distribution dates, over

            (b)         the  amount  actually  distributed  to such  class  with  respect to interest on or after such prior distribution dates, and

       2.     interest on such excess (to the extent  permitted  by  applicable  law) at the
              applicable   pass-through   rate  for  the  related  Interest  Accrual  Period
              including the Interest Accrual Period relating to such distribution date.

Interest  Funds - With  respect to Loan Group I and any  distribution  date,  the sum,  without duplication, of

      1.      all  scheduled  interest  collected  in respect of the group I mortgage  loans during the related Due Period, less the related Servicing Fee, if any;

      2.      all  advances  relating to interest on the group I mortgage  loans made by the related Servicers or the Master Servicer;

      3.      all Compensating Interest Payments with respect to the group I mortgage loans;
      4.      Liquidation  Proceeds received during the related Prepayment Period (or in the case of  Subsequent  Recoveries,  during  the prior  calendar  month),  to the extent such Liquidation Proceeds or Subsequent  Recoveries relate to interest, less all  non-recoverable  advances relating to interest and certain expenses, in each case with respect to the group I mortgage loans;

      5.      the  interest  portion of proceeds  from the group I mortgage  loans that were repurchased during the related Due Period; and

      6.      the  interest  portion  of the  purchase  price  of the  assets  of the  Trust allocated to Loan Group I upon  exercise by the Sponsor or its designee of its optional termination right;  minus

      7.      any amounts  payable to or  required  to be  reimbursed  to the  Sponsor,  the
              Depositor,  any Servicer, the Master Servicer,  the Custodian,  the Trustee or
              the  Securities  Administrator  and  allocated to Loan Group I, as provided in the Agreement.

Interest Only  Certificates  - The Class II-X-1,  Class II-X-2,  Class II-X-3 and Class II-BX-1
Certificates.

Lender Paid PMI Rate - With  respect to any  mortgage  loan  covered by a  lender-paid  primary mortgage  insurance policy,  the premium to be paid by the applicable  Servicer out of interest collections on the related mortgage loan.

Liquidated  Mortgage  Loan - Any defaulted  mortgage loan as to which the related  Servicer has determined  that all amounts  which it expects to recover  from or on account of such  mortgage loan have been recovered.

Liquidation  Proceeds - Amounts  received by a Servicer in connection with the liquidation of a defaulted  mortgage  loan whether  through  trustee's  sale,  foreclosure  sale,  any Insurance
Proceeds,  condemnation  proceeds or otherwise,  including any amounts received by the Servicer or Master  Servicer  specifically  related to a Liquidated  Mortgage Loan or  disposition of an
REO property prior to the related  Prepayment  Period that resulted in a Realized  Loss,  after liquidation of such mortgage loan or disposition of such REO property.

Loan Group - Any of Loan Group I or Loan Group II, as applicable.

Loan Group I - The pool of mortgage loans consisting of the group I mortgage loans.

Loan Group II - The pool of mortgage loans consisting of the group II mortgage loans.

Loan-to-Value  Ratio - The fraction,  expressed as a percentage,  the numerator of which is the principal  balance  at  origination  and the  denominator  of which is the  lesser of the sales price  at the  time of  origination  of the  mortgage  loan  and  the  appraised  value  of the mortgaged property at origination.

Loss Allocation  Limitation - As defined under  "Description  of the  Certificates - Allocation of Realized Losses;  Subordination-Allocation  of Realized Losses on the Group II Certificates"
in this prospectus supplement.

Margin - With  respect  to any  distribution  date on or prior to the first  possible  optional termination  date for the Group I  Certificates  and (i) the Class I-A-1  Certificates,  0.170%
per  annum,  (ii) the Class  I-A-2  Certificates,  0.220%  per  annum,  (iii)  the Class  I-M-1
Certificates,  0.400% per annum, (iv) the Class I-M-2  Certificates,  0.700% per annum, (v) the
Class  I-B-1  Certificates,  1.500% per annum,  (vi) the Class I-B-2  Certificates,  2.150% per annum,  (vii) the Class  I-B-3  Certificates,  2.150%  per annum,  and  (viii) the Class  I-B-4
Certificates,  2.150% per annum;  and with  respect  to any  distribution  date after the first possible  optional  termination  date for the  Group I  Certificates  and (i) the  Class  I-A-1
Certificates,  0.340% per annum,  (ii) the Class I-A-2  Certificates,  0.440% per annum,  (iii)
the Class I-M-1 Certificates,  0.600% per annum, (iv) the Class I-M-2 Certificates,  1.050% per annum, (v) the Class I-B-1  Certificates,  2.250% per annum, (vi) the Class I-B-2 Certificates,
3.225% per annum,  (vii) the Class I-B-3  Certificates,  3.225% per annum, and (viii) the Class
I-B-4 Certificates, 3.225% per annum.

Master Servicer - Wells Fargo Bank, National Association.

Master  Servicer  Compensation  - As defined under  "Pooling and Servicing  Agreement-Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

Master  Servicing  Fee - The amount  received by the Master  Servicer as  compensation  for its activities  under the Agreement equal to 1/12th of the Master  Servicing Fee Rate multiplied by the Stated Principal Balance of the mortgage loans as of the Due Date.

Master Servicing Fee Rate -  An amount equal to 0.005% per annum.

Monthly  Advance  - The  aggregate  of all  payments  of  principal  and  interest,  net of the
Servicing  Fee,  that were due during the  related  Due Period on the  mortgage  loans and that were  delinquent  on the  related  Due Date  (other  than  shortfalls  in  interest  due to the application of the Relief Act or similar state law).

Monthly  Payments - For any mortgage loan and any month,  the scheduled  payment or payments of principal  and interest due during such month on such  mortgage loan which either is payable by a mortgagor  in such month under the related  mortgage  note,  or in the case of any  mortgaged property  acquired  through  foreclosure or deed in lieu of  foreclosure,  would otherwise have been payable under the related mortgage note.

Moody's - Moody's Investors Service, Inc., and any successor in interest.

Mortgage Loan Purchase  Agreement - The Mortgage  Loan  Purchase  Agreement,  dated as of March
30, 2007, between  the Depositor and the Sponsor.

Mortgage Loan Schedule - The schedule  attached as an exhibit to the Agreement  with respect to the mortgage  loans,  as amended from time to time to reflect the repurchase or substitution of mortgage loans.

Net   Interest   Shortfalls   -  Has  the  meaning  set  forth   under   "Description   of  the
Certificates-Interest   Distributions   on  the  Group  II  Certificates"  in  this  prospectus
supplement.

Net Liquidation  Proceeds  -Liquidation  Proceeds net of  unreimbursed  advances by the related
Servicer,  Monthly  Advances,  expenses incurred by the related Servicer in connection with the liquidation  of such mortgage loan and the related  mortgaged  property,  and any other amounts payable to the related Servicer under the related Servicing Agreement.

Net Rate - For any mortgage  loan,  the then  applicable  mortgage rate thereon less the sum of
(1) the Servicing Fee Rate and (2) the Lender Paid PMI Rate, if any,  attributable  thereto, in each case expressed as a per annum rate.

Net Rate Cap - With respect to any distribution  date and the Group I Offered  Certificates and the Class I-B-4  Certificates,  the  weighted  average of the Net Rates on the group I mortgage loans as of the  beginning  of the  related  Due  Period,  weighted  on the basis of the Stated
Principal  Balances thereof as of the preceding  distribution date, in each case as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Notional  Amount - With respect to any  distribution  date and the Class  II-X-1  Certificates, the  Certificate  Principal  Balance  of the Class  II-A-1  Certificates,  with  respect to any distribution date and the Class II-X-2 Certificates,  the Certificate  Principal Balance of the
Class  II-A-2  Certificates,  with  respect  to any  distribution  date  and the  Class  II-X-3
Certificates,  the  Certificate  Principal  Balance of the Class II-A-3  Certificates  and with respect  to  any  distribution  date  and  the  Class  II-BX-1  Certificates,  the  Certificate
Principal  Balance of the Class II-B-1  Certificates  (in each case before  taking into account the payment of principal on such Certificates on such distribution date).

Offered Certificates - The Group I Offered Certificates and the Group II Offered Certificates.

Offered Subordinate Certificates - The Group I Subordinate  Certificates,  other than the Class
I-B-4 Certificates and the Group II Offered Subordinate Certificates.

Original Group II Subordinate  Principal Balance - The aggregate  Certificate Principal Balance of the Group II Subordinate Certificates as of the Closing Date.

Outstanding  Principal  Balance - With respect to a mortgage  loan,  the  principal  balance of such  mortgage  loan  remaining to be paid by the mortgagor or, in the case of an REO Property, the principal  balance of the related  mortgage  loan  remaining to be paid by the mortgagor at the time such property was acquired by the trust.

Overcollateralization  Amount - With respect to any distribution  date, the excess,  if any, of
(a)  the  aggregate  Stated  Principal   Balance  of  the  group  I  mortgage  loans  for  such
distribution  date over (b) the  aggregate  Certificate  Principal  Balance  of the Class  I-A,
Class I-M,  Class I-B and Class I-XP  Certificates  (after  taking into  account the payment of principal other than any Extra Principal Distribution Amount on such Certificates).

Overcollateralization  Release Amount - With respect to any distribution  date is the lesser of
(x) the sum of the amounts  described in clauses (1) through (5) and (7) in the  definition  of
Principal  Funds  for  such  distribution  date  and  (y)  the  excess,  if  any,  of  (i)  the
Overcollateralization  Amount for such  distribution date (assuming that 100% of such Principal
Funds  is  applied  as  a  principal  payment  on  such   distribution   date)  over  (ii)  the
Overcollateralization  Target Amount for such  distribution  date (with the amount  pursuant to clause  (y)  deemed to be $0 if the  Overcollateralization  Amount is less than or equal to the
Overcollateralization Target Amount on that distribution date).

Overcollateralization  Target Amount - With respect to any  distribution  date (a) prior to the
Stepdown Date,  approximately  1.55% of the aggregate Stated  Principal  Balance of the group I mortgage  loans as of the  cut-off  date,  (b) on or after the  Stepdown  Date and if a Trigger
Event is not in  effect,  the  greater  of (i) the  lesser  of (1)  approximately  1.55% of the aggregate  Stated  Principal  Balance of the group I mortgage  loans as of the cut-off date and
(2)  approximately  3.10% of the then current aggregate Stated Principal Balance of the group I mortgage loans as of that  distribution  date and  (ii) approximately  $2,268,172 and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the  Overcollateralization  Target
Amount for the immediately preceding distribution date.

Pass-Through  Rate - For each class of Offered  Certificates  has the  meaning  set forth under
"Description of the Certificates-Pass-Through  Rates for the Group I Offered Certificates," and
"Description  of the  Certificates-Interest  Distributions  on the Group II  Certificates,"  as
applicable, in this prospectus supplement.

Prepayment  Interest  Shortfalls  - Has  the  meaning  set  forth  under  "Description  of  the
Certificates-Interest   Distributions   on  the  Group  II  Certificates"  in  this  prospectus
supplement.

Prepayment  Period - With respect to the mortgage  loans for which EMC is the Servicer and with respect to a  distribution  date and (i)  Principal  Prepayments  in full,  the period from the sixteenth day of the calendar  month  preceding the calendar  month in which such  distribution date occurs  through the close of business on the fifteenth day of the calendar  month in which such  distribution  date occurs,  and (ii)  Liquidation  Proceeds,  Realized Losses and partial
Principal  Prepayments,  the prior  calendar  month;  and in the case of the mortgage loans for which EMC is not the Servicer,  such period as is provided in the related  Servicing  Agreement with respect to the related mortgage loans.

Principal  Distribution  Amount  - With  respect  to each  distribution  date  and the  Group I
Certificates, an amount equal to:

      1.        the sum of the Principal Funds for Loan Group I for such distribution  date;
                plus

      2.        any Extra Principal Distribution Amount for such distribution date; minus

      3.        any Overcollateralization Release Amount for such distribution date.

Principal  Funds - With respect to Loan Group I and any  distribution  date,  the sum,  without duplication, of:

      1.        the scheduled  principal  collected on the group I mortgage loans during the related Due Period or advanced  on or before the  related  servicer  advance date;

      2.        prepayments  in  respect  of the group I mortgage  loans,  exclusive  of any prepayment charges, collected in the related Prepayment Period;

      3.        the  Stated  Principal  Balance  of each  group I  mortgage  loan  that  was repurchased by the Depositor or the related  Servicer during the related Due
                Period;

      4.        the amount,  if any, by which the aggregate unpaid principal  balance of any replacement  mortgage  loans is less  than the  aggregate  unpaid  principal balance of any deleted  mortgage loans delivered by the related  Servicer in connection  with a  substitution  of a  group I  mortgage  loan  during  the related Due Period;

      5.        all Liquidation  Proceeds collected during the related Prepayment Period (or in the case of Subsequent  Recoveries,  during the prior calendar  month) on the group I mortgage  loans,  to the extent  such  Liquidation  Proceeds  or
                Subsequent Recoveries relate to principal,  less all related non-recoverable advances relating to principal reimbursed during the related Due Period; and

      6.        the  principal  portion  of the  purchase  price of the  assets of the Trust allocated  to Loan Group I upon the  exercise by the Sponsor or its designee of its  optional  termination  right  with  respect  to the group I mortgage loans; minus

      7.        any amounts  payable to or required to be reimbursed to EMC, the  Depositor, any  Servicer,  the  Master  Servicer,  the  Custodian,  the  Trustee or the
                Securities  Administrator  and allocated to Loan Group I, as provided in the
                Agreement.

Principal  Prepayment - Any payment or other  recovery of principal on a mortgage loan which is received in advance of its  scheduled Due Date to the extent that it is not  accompanied  by an amount as to interest  representing  scheduled  interest  due on any date or dates in any month or months subsequent to the month of prepayment,  including  Insurance  Proceeds and Repurchase
Proceeds,  but excluding  the principal  portion of Net  Liquidation  Proceeds  received at the time a mortgage loan becomes a Liquidated Mortgage Loan.

Rating Agencies - Each of Standard and Poor's, a division of The McGraw-Hill  Companies,  Inc.,
Moody's  Investors  Service,  Inc.  and DBRS  Limited  or DBRS,  Inc.,  which are  collectively referred to herein as DBRS.

Realized  Loss - With  respect to a  mortgage  loan is (1) a  Bankruptcy  Loss or (2) as to any
Liquidated  Mortgage  Loan,  the unpaid  principal  balance  thereof  plus  accrued  and unpaid interest  thereon at the mortgage  rate through the last day of the month of  liquidation  less the Net  Liquidation  Proceeds  with respect to such  mortgage  loan and the related  mortgaged property  that are  allocated to  principal;  provided,  however,  that in the event the Master

Servicer  receives  Subsequent  Recoveries with respect to any mortgage loan, the amount of the
Realized  Loss  with  respect  to  that  mortgage  loan  will be  reduced  to the  extent  such
Subsequent  Recoveries are applied to reduce the Certificate  Principal Balance of any class of
Certificates on any distribution date.

Record  Date - For each class of Group I Offered  Certificates,  the Class  I-B-4  Certificates
and each  distribution  date,  the Business Day preceding the applicable  distribution  date so long as the Group I Offered  Certificates  remain in book-entry  form; and otherwise the record date  shall  be the  last  Business  Day  of the  month  preceding  the  month  in  which  such
distribution  date  occurs.  For  each  class  of  Group  II  Offered   Certificates  and  each
distribution  date,  the close of business on the last business day of the month  preceding the month in which such distribution date occurs.

Remaining  Excess Spread - With respect to any  distribution  date,  the Excess Spread less any
Extra Principal Distribution Amount for such distribution date.

REMIC Regular Certificates - All classes of Certificates other than the Residual Certificates.

REO Property - A mortgage  property  acquired by the trust through  foreclosure or deed-in-lieu of foreclosure.

Repurchase  Price - With respect to any mortgage  loan  required to be  repurchased,  an amount equal to the  excess of (i) the sum of (a) 100% of the  Outstanding  Principal  Balance of such mortgage  loan plus accrued but unpaid  interest on the  Outstanding  Principal  Balance at the related  mortgage rate through and  including  the last day of the month of repurchase  and (b)
any costs and damages  incurred by the Trust in connection  with any violation of such mortgage loan of any  predatory  lending  laws over  (ii) any  portion  of the  Servicing  Fee,  Monthly
Advances or servicing advances payable to the purchaser of such mortgage loan.

Repurchase  Proceeds - The  Repurchase  Price in connection  with any  repurchase of a mortgage loan by the Sponsor and any cash  deposit in  connection  with the  substitution  of a mortgage loan. See  "Description  of the  Securities-Assignment  of Trust Fund Assets" in the prospectus and  "Pooling  and  Servicing  Agreement-Representations  and  Warranties"  in this  prospectus supplement.

Residual Certificates - The Class R Certificates and the Class R-X Certificates.

Rules - The rules, regulations and procedures creating and affecting DTC and its operations.

S&P - Standard & Poor's,  a division of The  McGraw-Hill  Companies,  Inc.,  and any  successor thereto.

Securities Administrator - Wells Fargo Bank, National Association.

Senior Certificates - The Group I Senior Certificates and the Group II Senior Certificates.

Senior  Interest  Only  Certificates  -  The  Class  II-X-1,  Class  II-X-2  and  Class  II-X-3
Certificates.

Servicers - The Sponsor, HSBC and other servicers that service the mortgage loans.

Servicing  Agreements  - The  servicing  agreements  specified  in the  Agreement  between  the
Sponsor and the related Servicer.

Servicing  Fee - With respect to each  mortgage  loan, a fee that accrues at the  Servicing Fee
Rate,  as set forth under the heading  "Pooling  and  Servicing  Agreement-Servicing  and Other
Compensation  and Payment of Expenses" in this  prospectus  supplement,  on the same  principal balance on which interest on the mortgage loan accrues for the calendar month.

Servicing  Fee Rate - For each  mortgage loan will be (i) 0.375% per annum with respect to EMC,
(ii) 0.250% per annum with  respect to HSBC and (iii) a per annum rate  ranging from 0.250% per annum to 0.375% per annum,  as set forth on the Mortgage Loan  Schedule,  with respect to other
Servicers.

Special  Hazard  Loss - A  Realized  Loss  attributable  to  damage or a direct  physical  loss suffered  by a  mortgaged  property  (including  any  Realized  Loss  due  to the  presence  or suspected  presence of hazardous  wastes or substances on a mortgaged  property) other than any such  damage or loss  covered by a hazard  policy or a flood  insurance  policy  required to be maintained  in  respect  of such  mortgaged  property  under the  Agreement  or any loss due to normal wear and tear or certain other causes.

Sponsor - EMC Mortgage Corporation.

Stated  Principal  Balance - With respect to any mortgage loan and any  distribution  date: the principal  balance  thereof as of the Cut-off Date minus the sum of (1) the  principal  portion of the Monthly  Payments  due from  mortgagors  with respect to such  mortgage  loan due during each Due Period ending prior to such  distribution  date (and  irrespective  of any delinquency in their payment),  (2) all Principal  Prepayments  with respect to such mortgage loan received prior to or during the related Prepayment  Period,  (3) all Liquidation  Proceeds to the extent applied by the related  Servicer as recoveries  of principal in  accordance  with the Agreement or the related  Servicing  Agreement that were received by the related Servicer as of the close of business on the last day of the calendar  month  related to such  distribution  date and (4)
any Realized Loss thereon incurred prior to or during the related calendar month.

        The Stated Principal Balance of any Liquidated Mortgage Loan is zero.

Stepdown Date - the earlier to occur of:

        1.       the distribution date on which the aggregate  Certificate Principal Balance of the Group I Senior Certificates has been reduced to zero; and

        2.       the later to occur of:

               (a)     the distribution date occurring in April 2010; and

               (b)     the first distribution date for which the Current Specified
                       Enhancement Percentage for such distribution date is greater than or equal to approximately 19.70%.

Subordinate   Certificate   Writedown   Amount  -With  respect  to  the  Group  II  Subordinate
Certificates,  the amount by which (x) the sum of the  Certificate  Principal  Balances  of the
Group  II  Certificates  (after  giving  effect  to  the  distribution  of  principal  and  the allocation of Realized Losses in reduction of the Certificate  Principal  Balances of the Group
II Certificates on such  distribution  date) exceeds (y) the Stated  Principal  Balances of the group II mortgage loans on the Due Date related to such distribution date.

Subordinate  Certificates - The Group I Subordinate  Certificates  and the Group II Subordinate
Certificates.

Subordinate Interest Only Certificates - The Class II-BX-1 Certificates.

Subsequent  Recoveries  - As of any  distribution  date,  amounts  received  during the related
Prepayment  Period by the Master  Servicer or surplus  amounts  held by the Master  Servicer to cover  estimated  expenses  (including,  but not  limited  to,  recoveries  in  respect  of the representations  and  warranties  made by the  Sponsor)  specifically  related to a  Liquidated
Mortgage Loan or  disposition of an REO property  prior to the related  Prepayment  Period that resulted in a Realized Loss, after liquidation or disposition of such mortgage loan.

Trigger  Event - With  respect  to any  distribution  date,  an event  that  exists  if (i) the percentage  obtained by dividing  (x) the  aggregate  Stated  Principal  Balance of the group I mortgage  loans  that are 60 or more  days  delinquent  (including  for this  purpose  any such mortgage  loans in bankruptcy  or  foreclosure  and the group I mortgage  loans with respect to which the related  Mortgaged  Property  has been  acquired  by the Trust) by (y) the  aggregate
Stated  Principal  Balance of the group I mortgage loans in the mortgage pool, in each case, as of the close of business on the last day of the preceding  calendar  month,  exceeds  35.50% of the Current  Specified  Enhancement  Percentage or (ii) the aggregate amount of Realized Losses on the group I mortgage  loans since the Cut-Off Date as a percentage of the  aggregate  Stated
Principal  Balance of the group I mortgage  loans as of the Cut-Off Date exceeds the applicable percentage set forth below:

                                    Months     Percentage
                                ____________________________
                                    37 - 48       0.70%
                                    49 - 60       1.25%
                                    61 - 72       1.75%
                                     73-84        2.05%
                                      84+         2.10%

Trust - Bear Stearns ALT-A Trust 2007-2.

Trustee -  Citibank,  N.A.,  a national  banking  association  organized  under the laws of the
United States.

Unpaid  Realized  Loss Amount - With respect to any class of Group I Offered  Certificates  and the Class I-B-4 Certificates and as to any distribution date, the excess of:

         1.       Applied Realized Loss Amounts with respect to such class ;over

         2.       the sum of all  distributions  in reduction of the Applied  Realized  Loss
                  Amounts on all previous distribution dates.

        Any amounts distributed to a class of Group I Offered  Certificates and the Class I-B-4
Certificates  in respect of any Unpaid  Realized  Loss Amount will not be applied to reduce the
Certificate Principal Balance of such Class.

Weighted  Average  Net Rate - With  respect  to any  Loan  Group  and  distribution  date,  the weighted  average  of the Net Rates of the  mortgage  loans in such  Loan  Group,  weighted  in proportion to the respective outstanding principal balances of such mortgage loans.

Wells Fargo - Wells Fargo Bank, National Association.

                                                                                        ANNEX I

Distribution Date    Class I-A     Class I-A        Class     Class I-M-1      Class         Class
____________________________________________________________________________________________________
                      Notional       Strike         I-M-1       Strike         I-M-2         I-M-2
                    ________________________________________________________________________________
                     Balance($)     Rate(%)       Notional      Rate(%)       Notional      Strike
                                                  Balance($)                 Balance($)     Rate(%)
                    ________________________________________________________________________________
    April 2007      408,951,000.00    7.15      16,104,000.00     6.93      9,753,000.00      6.63
     May 2007       398,652,856.98    7.15      16,104,000.00     6.93      9,753,000.00      6.63
    June 2007       388,587,187.98    7.15      16,104,000.00     6.93      9,753,000.00      6.63
    July 2007       378,749,788.36    7.15      16,104,000.00     6.93      9,753,000.00      6.63
   August 2007      369,135,485.74    7.15      16,104,000.00     6.93      9,753,000.00      6.63
  September 2007    359,739,224.84    7.15      16,104,000.00     6.93      9,753,000.00      6.63
   October 2007     350,556,064.88    7.10      16,104,000.00     6.88      9,753,000.00      6.58
  November 2007     341,581,176.97    7.10      16,104,000.00     6.88      9,753,000.00      6.58
  December 2007     332,809,841.56    7.10      16,104,000.00     6.88      9,753,000.00      6.58
   January 2008     324,237,446.01    7.10      16,104,000.00     6.88      9,753,000.00      6.58
  February 2008     315,859,482.13    7.10      16,104,000.00     6.88      9,753,000.00      6.58
    March 2008      307,671,543.80    7.10      16,104,000.00     6.88      9,753,000.00      6.58
    April 2008      299,669,324.73    7.10      16,104,000.00     6.88      9,753,000.00      6.58
     May 2008       291,848,616.13    7.10      16,104,000.00     6.88      9,753,000.00      6.58
    June 2008       284,205,304.53    7.10      16,104,000.00     6.88      9,753,000.00      6.58
    July 2008       276,735,369.64    7.10      16,104,000.00     6.88      9,753,000.00      6.58
   August 2008      269,434,882.21    7.10      16,104,000.00     6.88      9,753,000.00      6.58
  September 2008    262,300,001.97    7.10      16,104,000.00     6.88      9,753,000.00      6.58
   October 2008     255,326,975.65    7.05      16,104,000.00     6.83      9,753,000.00      6.53
  November 2008     248,512,134.98    7.05      16,104,000.00     6.83      9,753,000.00      6.53
  December 2008     241,851,780.48    7.05      16,104,000.00     6.83      9,753,000.00      6.53
   January 2009     235,342,526.95    7.06      16,104,000.00     6.84      9,753,000.00      6.54
  February 2009     228,980,655.03    7.06      16,104,000.00     6.84      9,753,000.00      6.54
    March 2009      222,763,123.74    7.06      16,104,000.00     6.84      9,753,000.00      6.54
    April 2009      216,686,661.38    7.06      16,104,000.00     6.84      9,753,000.00      6.54
     May 2009       210,748,015.07    7.06      16,104,000.00     6.84      9,753,000.00      6.54
    June 2009       204,944,117.04    7.06      16,104,000.00     6.84      9,753,000.00      6.54
    July 2009       199,271,912.86    7.06      16,104,000.00     6.84      9,753,000.00      6.54
   August 2009      193,728,115.26    7.07      16,104,000.00     6.85      9,753,000.00      6.55
  September 2009    188,309,369.96    7.07      16,104,000.00     6.85      9,753,000.00      6.55
   October 2009     183,013,607.84    7.08      16,104,000.00     6.86      9,753,000.00      6.56
  November 2009     177,836,574.99    7.09      16,104,000.00     6.87      9,753,000.00      6.57
  December, 2009    172,776,383.27    7.10      16,104,000.00     6.88      9,753,000.00      6.58
   January 2010     167,830,881.90    7.12      16,104,000.00     6.90      9,753,000.00      6.60
  February 2010     162,996,782.89    7.14      16,104,000.00     6.92      9,753,000.00      6.62
    March 2010      158,271,543.27    7.15      16,104,000.00     6.93      9,753,000.00      6.63
    April 2010      153,652,656.05    7.15      16,104,000.00     6.93      9,753,000.00      6.63
     May 2010       153,652,656.05    7.15      15,747,353.76     6.93      8,334,179.05      6.63
    June 2010       152,096,264.25    7.15      13,448,046.20     6.93      8,144,485.50      6.63
    July 2010       148,634,261.78    7.15      13,141,942.89     6.93      7,959,101.40      6.63
   August 2010      145,250,915.17    7.15      12,842,794.18     6.93      7,777,929.19      6.63
  September 2010    141,944,443.85    7.15      12,550,442.63     6.93      7,600,873.51      6.63
   October 2010     138,713,099.23    7.15      12,264,733.63     6.93      7,427,840.73      6.63
  November 2010     135,555,204.08    7.15      11,985,518.88     6.93      7,258,741.04      6.63
  December 2010     132,469,076.48    7.15      11,712,649.67     6.93      7,093,484.37      6.63
   January 2011     129,453,085.16    7.15      11,445,981.78     6.93      6,931,983.38      6.63
  February 2011     126,505,645.40    7.15      11,185,375.08     6.93      6,774,153.20      6.63
    March 2011      123,625,180.71    7.15      10,930,690.17     6.93      6,619,909.42      6.63
    April 2011      120,810,172.49    7.15      10,681,792.80     6.93      6,469,170.71      6.63
     May 2011       118,059,134.09    7.15      10,438,551.51     6.93      6,321,857.48      6.63
    June 2011       115,370,613.90    7.15      10,200,837.96     6.93      6,177,891.99      6.63
    July 2011       112,743,193.24    7.15      9,968,526.70      6.93      6,037,198.27      6.63
   August 2011      110,175,489.37    7.15      9,741,495.48      6.93      5,899,702.27      6.63
  September 2011    107,666,150.56    7.15      9,519,624.78      6.93      5,765,331.63      6.63
   October 2011     105,213,847.41    7.15      9,302,797.06      6.93      5,634,015.14      6.63
  November 2011     102,817,255.70    7.14      9,090,895.24      6.92      5,505,681.90      6.62
  December 2011     100,474,562.44    7.13      8,883,759.01      6.91      5,380,234.82      6.61
   January 2012     98,184,911.63     7.10      8,681,312.68      6.88      5,257,628.08      6.58
  February 2012     95,946,612.92     6.95      8,483,406.80      6.73      5,137,771.15      6.43
    March 2012      93,755,446.07     6.83      8,289,668.23      6.61      5,020,438.04      6.31

Distribution Date       Class     Class I-B-1        Class        Class          Class        Class
____________________________________________________________________________________________________
                        I-B-1        Strike          I-B-2        I-B-2          I-B-3        I-B-3
                     ________________________________________________________________________________
                      Notional       Rate(%)       Notional       Strike       Notional       Strike
                      Balance($)                   Balance($)     Rate(%)      Balance($)     Rate(%)
                     ________________________________________________________________________________
    April 2007      4,083,000.00      5.83       2,268,000.00      5.18      2,268,000.00      5.18
     May 2007       4,083,000.00      5.83       2,268,000.00      5.18      2,268,000.00      5.18
    June 2007       4,083,000.00      5.83       2,268,000.00      5.18      2,268,000.00      5.18
    July 2007       4,083,000.00      5.83       2,268,000.00      5.18      2,268,000.00      5.18
   August 2007      4,083,000.00      5.83       2,268,000.00      5.18      2,268,000.00      5.18
  September 2007    4,083,000.00      5.83       2,268,000.00      5.18      2,268,000.00      5.18
   October 2007     4,083,000.00      5.78       2,268,000.00      5.13      2,268,000.00      5.13
  November 2007     4,083,000.00      5.78       2,268,000.00      5.13      2,268,000.00      5.13
  December 2007     4,083,000.00      5.78       2,268,000.00      5.13      2,268,000.00      5.13
   January 2008     4,083,000.00      5.78       2,268,000.00      5.13      2,268,000.00      5.13
  February 2008     4,083,000.00      5.78       2,268,000.00      5.13      2,268,000.00      5.13
    March 2008      4,083,000.00      5.78       2,268,000.00      5.13      2,268,000.00      5.13
    April 2008      4,083,000.00      5.78       2,268,000.00      5.13      2,268,000.00      5.13
     May 2008       4,083,000.00      5.78       2,268,000.00      5.13      2,268,000.00      5.13
    June 2008       4,083,000.00      5.78       2,268,000.00      5.13      2,268,000.00      5.13
    July 2008       4,083,000.00      5.78       2,268,000.00      5.13      2,268,000.00      5.13
   August 2008      4,083,000.00      5.78       2,268,000.00      5.13      2,268,000.00      5.13
  September 2008    4,083,000.00      5.78       2,268,000.00      5.13      2,268,000.00      5.13
   October 2008     4,083,000.00      5.73       2,268,000.00      5.08      2,268,000.00      5.08
  November 2008     4,083,000.00      5.73       2,268,000.00      5.08      2,268,000.00      5.08
  December 2008     4,083,000.00      5.73       2,268,000.00      5.08      2,268,000.00      5.08
   January 2009     4,083,000.00      5.74       2,268,000.00      5.09      2,268,000.00      5.09
  February 2009     4,083,000.00      5.74       2,268,000.00      5.09      2,268,000.00      5.09
    March 2009      4,083,000.00      5.74       2,268,000.00      5.09      2,268,000.00      5.09
    April 2009      4,083,000.00      5.74       2,268,000.00      5.09      2,268,000.00      5.09
     May 2009       4,083,000.00      5.74       2,268,000.00      5.09      2,268,000.00      5.09
    June 2009       4,083,000.00      5.74       2,268,000.00      5.09      2,268,000.00      5.09
    July 2009       4,083,000.00      5.74       2,268,000.00      5.09      2,268,000.00      5.09
   August 2009      4,083,000.00      5.75       2,268,000.00      5.10      2,268,000.00      5.10
  September 2009    4,083,000.00      5.75       2,268,000.00      5.10      2,268,000.00      5.10
   October 2009     4,083,000.00      5.76       2,268,000.00      5.11      2,268,000.00      5.11
  November 2009     4,083,000.00      5.77       2,268,000.00      5.12      2,268,000.00      5.12
  December, 2009    4,083,000.00      5.78       2,268,000.00      5.13      2,268,000.00      5.13
   January 2010     4,083,000.00      5.80       2,268,000.00      5.15      2,268,000.00      5.15
  February 2010     4,083,000.00      5.82       2,268,000.00      5.17      2,268,000.00      5.17
    March 2010      4,083,000.00      5.83       2,268,000.00      5.18      2,268,000.00      5.18
    April 2010      4,083,000.00      5.83       2,268,000.00      5.18      2,268,000.00      5.18
     May 2010       3,489,024.20      5.83       1,938,061.94      5.18      1,938,061.94      5.18
    June 2010       3,409,610.82      5.83       1,893,949.87      5.18      1,893,949.87      5.18
    July 2010       3,332,001.54      5.83       1,850,839.95      5.18      1,850,839.95      5.18
   August 2010      3,256,155.53      5.83       1,808,709.46      5.18      1,808,709.46      5.18
  September 2010    3,182,032.86      5.83       1,767,536.26      5.18      1,767,536.26      5.18
   October 2010     3,109,594.35      5.83       1,727,298.55      5.18      1,727,298.55      5.18
  November 2010     3,038,802.38      5.83       1,687,975.46      5.18      1,687,975.46      5.18
  December 2010     2,969,619.26      5.83       1,649,546.04      5.18      1,649,546.04      5.18
   January 2011     2,902,008.42      5.83       1,611,989.98      5.18      1,611,989.98      5.18
  February 2011     2,835,934.33      5.83       1,575,287.55      5.18      1,575,287.55      5.18
    March 2011      2,771,361.65      5.83       1,539,419.11      5.18      1,539,419.11      5.18
    April 2011      2,708,256.33      5.83       1,504,365.75      5.18      1,504,365.75      5.18
     May 2011       2,646,585.06      5.83       1,470,108.97      5.18      1,470,108.97      5.18
    June 2011       2,586,315.29      5.83       1,436,630.68      5.18      1,436,630.68      5.18
    July 2011       2,527,415.21      5.83       1,403,913.22      5.18      1,403,913.22      5.18
   August 2011      2,469,853.83      5.83       1,371,939.38      5.18      1,371,939.38      5.18
  September 2011    2,413,600.84      5.83       1,340,692.31      5.18      1,340,692.31      5.18
   October 2011     2,358,626.45      5.83       1,310,155.47      5.18      1,310,155.47      5.18
  November 2011     2,304,900.97      5.82       1,280,312.37      5.17      1,280,312.37      5.17
  December 2011     2,252,383.76      5.81       1,251,140.43      5.16      1,251,140.43      5.16
   January 2012     2,201,055.62      5.78       1,222,628.98      5.13      1,222,628.98      5.13
  February 2012     2,150,878.66      5.63       1,194,756.99      4.98      1,194,756.99      4.98
    March 2012      2,101,758.28      5.51       1,167,471.90      4.86      1,167,471.90      4.86

Distribution Date       Class     Class I-B-4
_____________________________________________
                        I-B-4        Strike
                   __________________________
                      Notional       Rate(%)
                      Balance($)
                   __________________________
    April 2007      3,175,000.00      5.18
     May 2007       3,175,000.00      5.18
    June 2007       3,175,000.00      5.18
    July 2007       3,175,000.00      5.18
   August 2007      3,175,000.00      5.18
  September 2007    3,175,000.00      5.18
   October 2007     3,175,000.00      5.13
  November 2007     3,175,000.00      5.13
  December 2007     3,175,000.00      5.13
   January 2008     3,175,000.00      5.13
  February 2008     3,175,000.00      5.13
    March 2008      3,175,000.00      5.13
    April 2008      3,175,000.00      5.13
     May 2008       3,175,000.00      5.13
    June 2008       3,175,000.00      5.13
    July 2008       3,175,000.00      5.13
   August 2008      3,175,000.00      5.13
  September 2008    3,175,000.00      5.13
   October 2008     3,175,000.00      5.08
  November 2008     3,175,000.00      5.08
  December 2008     3,175,000.00      5.08
   January 2009     3,175,000.00      5.09
  February 2009     3,175,000.00      5.09
    March 2009      3,175,000.00      5.09
    April 2009      3,175,000.00      5.09
     May 2009       3,175,000.00      5.09
    June 2009       3,175,000.00      5.09
    July 2009       3,175,000.00      5.09
   August 2009      3,175,000.00      5.10
  September 2009    3,175,000.00      5.10
   October 2009     3,175,000.00      5.11
  November 2009     3,175,000.00      5.12
  December, 2009    3,175,000.00      5.13
   January 2010     3,175,000.00      5.15
  February 2010     3,175,000.00      5.17
    March 2010      3,175,000.00      5.18
    April 2010      3,175,000.00      5.18
     May 2010       2,713,115.81      5.18
    June 2010       2,651,362.81      5.18
    July 2010       2,591,012.71      5.18
   August 2010      2,532,033.75      5.18
  September 2010    2,474,394.89      5.18
   October 2010     2,418,065.65      5.18
  November 2010     2,363,016.79      5.18
  December 2010     2,309,219.00      5.18
   January 2011     2,256,643.82      5.18
  February 2011     2,205,263.65      5.18
    March 2011      2,155,051.00      5.18
    April 2011      2,105,979.39      5.18
     May 2011       2,058,022.92      5.18
    June 2011       2,011,156.27      5.18
    July 2011       1,965,354.71      5.18
   August 2011      1,920,594.15      5.18
  September 2011    1,876,851.01      5.18
   October 2011     1,834,102.13      5.18
  November 2011     1,792,324.42      5.17
  December 2011     1,751,486.27      5.16
   January 2012     1,711,572.76      5.13
  February 2012     1,672,554.43      4.98
    March 2012      1,634,357.71      4.86

                                                                                      ANNEX II

                 GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

        Except in certain limited  circumstances,  the  certificates,  which are referred to as the global  securities,  will be available  only in  book-entry  form.  Investors in the global securities may hold  interests in these global  securities  through any of DTC,  Clearstream or
Euroclear.  Initial settlement and all secondary trades will settle in same-day funds.

        Secondary  market trading  between  investors  holding  interests in global  securities through  Clearstream  and Euroclear will be conducted in accordance with their normal rules and operating  procedures and in accordance with conventional  eurobond practice.  Secondary market trading  between  investors  holding  interests  in  global  securities  through  DTC  will  be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

        Secondary   cross-market   trading  between   investors  holding  interests  in  global
securities  through  Clearstream  or  Euroclear  and  investors  holding  interests  in  global securities  through  DTC  participants  will be effected  on a  delivery-against-payment  basis through the respective  depositories of Clearstream  and Euroclear,  in such capacity and other
DTC participants.

        Although  DTC,  Euroclear  and  Clearstream  are  expected  to  follow  the  procedures described below in order to facilitate  transfers of interests in the global  securities  among participants  of DTC,  Euroclear  and  Clearstream,  they are under no obligation to perform or continue to perform those  procedures  and those  procedures may be  discontinued  at any time.
None of the Depositor,  the Servicer,  the Securities  Administrator  nor the Trustee will have any  responsibility  for the performance by DTC,  Euroclear and Clearstream or their respective participants  or indirect  participants  of their  respective  obligations  under the rules and procedures governing their obligations.

        Non-U.S.  holders of global securities will be subject to U.S. withholding taxes unless those  holders meet certain  requirements  and deliver  appropriate  U.S. tax  documents to the securities clearing organizations or their participants.

Initial Settlement

        The global  securities  will be registered in the name of Cede & Co. as nominee of DTC.
Investors'   interests  in  the  global  securities  will  be  represented   through  financial
institutions  acting on their behalf as direct and indirect  participants  in DTC.  Clearstream and Euroclear  will hold  positions on behalf of their  participants  through their  respective depositories, which in turn will hold such positions in accounts as DTC participants.

        Investors  electing to hold interests in global  securities  through DTC  participants, rather than  through  Clearstream  or  Euroclear  accounts,  will be subject to the  settlement practices applicable to similar issues of mortgage-backed  certificate.  Investors'  securities custody  accounts will be credited with their  holdings  against  payment in same-day  funds on the settlement date.

        Investors  electing to hold  interests  in global  securities  through  Clearstream  or
Euroclear   accounts  will  follow  the  settlement   procedures   applicable  to  conventional
eurobonds,  except  that  there  will be no  temporary  global  security  and no  "lock-up"  or restricted  period.  Interests in global securities will be credited to the securities  custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

        Since the purchaser  determines the place of delivery,  it is important to establish at the time of the trade where both the  purchaser's  and seller's  accounts are located to ensure that settlement can be made on the desired value date.

        Transfers between DTC  Participants.  Secondary market trading between DTC participants will be settled  using the DTC  procedures  applicable  to  similar  issues of  certificate  in same-day funds.

        Transfers between Clearstream and/or Euroclear  Participants.  Secondary market trading between Clearstream  participants or Euroclear  participants and/or investors holding interests in  global  securities  through  them  will be  settled  using  the  procedures  applicable  to conventional eurobonds in same-day funds.

        Transfers  between DTC Seller and  Clearstream or Euroclear  Purchaser.  When interests in global  securities  are to be  transferred  on behalf of a seller  from the account of a DTC participant  to the  account of a  Clearstream  participant  or a Euroclear  participant  for a purchaser,  the  purchaser  will  send  instructions  to  Clearstream  or  Euroclear  through a
Clearstream   participant  or  Euroclear  participant  at  least  one  business  day  prior  to settlement.  Clearstream or the Euroclear  operator will instruct its respective  depository to receive an interest in the global  securities  against  payment.  Payment will include interest accrued on the global  securities  from and  including  the last payment date to but  excluding the  settlement  date.  Payment  will  then  be made by the  respective  depository  to the DTC participant's  account  against  delivery of an interest in the global  securities.  After this settlement  has been  completed,  the  interest  will be  credited to the  respective  clearing system  and  by  the  clearing  system,  in  accordance  with  its  usual  procedures,  to  the
Clearstream  participant's  or Euroclear  participant's  account.  The credit of this  interest will  appear  on the  next  business  day and the cash  debit  will be  back-valued  to and the interest  on the global  securities  will  accrue  from,  the value  date,  which  would be the preceding day when  settlement  occurred in New York.  If  settlement is not completed  through
DTC on the intended  value date,  i.e.,  the trade fails,  the  Clearstream  or Euroclear  cash debit will be valued instead as of the actual settlement date.

        Clearstream  participants and Euroclear participants will need to make available to the respective  clearing  system the funds  necessary to process  same-day  funds  settlement.  The most direct means of doing so is to  pre-position  funds for  settlement  from cash on hand, in which  case  the  Clearstream  participants  or  Euroclear  participants  will  take on  credit exposure to Clearstream  or the Euroclear  operator  until  interests in the global  securities are credited to their accounts one day later.

        As an  alternative,  if  Clearstream  or the Euroclear  operator has extended a line of
credit  to  them,  Clearstream   participants  or  Euroclear  participants  can  elect  not  to pre-position  funds  and  allow  that  credit  line to be drawn  upon.  Under  this  procedure,
Clearstream  participants or Euroclear  participants  receiving  interests in global securities for  purchasers  would incur  overdraft  charges  for one day,  to the extent they  cleared the overdraft when interests in the global  securities  were credited to their  accounts.  However,
interest  on  the  global  securities  would  accrue  from  the  value  date.  Therefore,   the
investment  income on the interest in the global  securities  earned during that one-day period would tend to offset the amount of these  overdraft  charges,  although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

        Since the settlement  through DTC will take place during New York business  hours,  DTC participants are subject to DTC procedures for transferring  interests in global  securities to the  respective  depository  of  Clearstream  or  Euroclear  for  the  benefit  of  Clearstream participants  or  Euroclear  participants.  The  sale  proceeds  will be  available  to the DTC seller  on  the  settlement  date.  Thus,  to the  Sponsor  settling  the  sale  through  a DTC participant,  a cross-market  transaction will settle no differently than a sale to a purchaser settling through a DTC participant.

        Finally,  intra-day traders that use Clearstream participants or Euroclear participants to purchase  interests in global  securities from DTC  participants or sellers settling through them for  delivery to  Clearstream  participants  or  Euroclear  participants  should note that these trades will  automatically  fail on the sale side unless  affirmative action is taken. At least three techniques should be available to eliminate this potential condition:

               o      borrowing  interests  in  global  securities  through  Clearstream  or
                      Euroclear for one day, until the purchase side of the intra-day  trade is reflected in the relevant  Clearstream  or Euroclear  accounts,  in accordance with the clearing system's customary procedures;

               o      borrowing  interests in global  securities in the United States from a
                      DTC  participant  no later  than one day  prior to  settlement,  which would give  sufficient  time for such interests to be reflected in the relevant  Clearstream  or  Euroclear  accounts  in order to settle the sale side of the trade; or

               o      staggering  the value dates for the buy and sell sides of the trade so that the value date for the purchase  from the DTC  participant  is at least one day prior to the value date for the sale to the  Clearstream participant or Euroclear participant.

        Transfers between  Clearstream or Euroclear Seller and DTC Purchaser.  Due to time zone differences in their favor,  Clearstream  participants  and Euroclear  participants  may employ their customary  procedures for transactions in which interests in global  securities are to be transferred by the respective  clearing  system,  through the respective  depository,  to a DTC participant.  The Sponsor will send  instructions  to  Clearstream  or the  Euroclear  operator through a Clearstream  participant or Euroclear  participant at least one business day prior to settlement.  Clearstream  or Euroclear will instruct its  respective  depository,  to credit an interest in the global  securities to the DTC  participant's  account against payment.  Payment will include  interest  accrued on the global  securities  from and  including the last payment date to but excluding the  settlement  date.  The payment will then be reflected in the account of the  Clearstream  participant  or  Euroclear  participant  the  following  business  day and receipt of the cash  proceeds  in the  Clearstream  participant's  or  Euroclear  participant's account  would be  back-valued  to the value  date,  which  would be the  preceding  day,  when settlement  occurred  through DTC in New York.  If  settlement is not completed on the intended value  date,  i.e.,  the  trade  fails,  receipt  of  the  cash  proceeds  in  the  Clearstream participant's  or  Euroclear  participant's  account  would  instead be valued as of the actual settlement date.

Certain U.S. Federal Income Tax Documentation Requirements

        A beneficial  owner who is an individual or corporation  holding the global security on its own behalf  through  Clearstream  or  Euroclear or through DTC if the holder has an address outside the U.S.,  will be subject to the 30% U.S.  withholding  tax that typically  applies to payments of interest,  including  original issue  discount,  on registered  debt issued by U.S.
persons, unless:

               o      each clearing system,  bank or other institution that holds customers'
                      securities  in the  ordinary  course of its trade or  business  in the chain of  intermediaries  between  the  beneficial  owner or a foreign corporation or foreign trust and the U.S.  entity required to withhold tax complies with applicable certification requirements; and

               o      the  beneficial  owner takes one of the  following  steps to obtain an exemption or reduced tax rate:

               o      Exemption  for Non-U.S.  Persons-Form  W-8BEN.  Beneficial  holders of global  securities  that are Non-U.S.  persons  generally can obtain a complete  exemption from the  withholding  tax by filing a signed Form
                      W-8BEN  or  Certificate  of  Foreign  Status of  Beneficial  Owner for
                      United  States  Tax  Withholding.   Non-U.S.  persons  residing  in  a
                      country  that has a tax treaty  with the  United  States can obtain an exemption  or reduced  tax rate,  depending  on the treaty  terms,  by filing Form W-8BEN.  If the information  shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change.

               o      Exemption for Non-U.S.  persons with effectively connected income-Form
                      W-8ECI. A Non-U.S.  person,  including a non-U.S.  corporation or bank with a U.S.  branch,  for which  the  interest  income is  effectively connected  with its  conduct  of a trade  or  business  in the  United
                      States,  can obtain an exemption  from the  withholding  tax by filing
                      Form W-8ECI or  Certificate  of Foreign  Person's  Claim for Exemption
                      from Withholding on Income  Effectively  Connected with the Conduct of a Trade or Business in the United States.

               o      Exemption  for  U.S.  Persons-Form  W-9.  U.S.  persons  can  obtain a complete  exemption  from the  withholding  tax by filing  Form W-9 or
                      Payer's Request for Taxpayer Identification Number and Certification.

        U.S.  Federal Income Tax Reporting  Procedure.  The holder of a global  security or, in the  case  of a Form  W-8BEN  or  Form  W-8ECI  filer,  his  agent,  files  by  submitting  the appropriate form to the person through whom it holds the security-the  clearing agency,  in the case of persons  holding  directly on the books of the  clearing  agency.  Form W-8BEN and Form
W-8ECI  generally  are  effective  until the third  succeeding  calendar year from the date the form is signed.  However,  the W-8BEN and W-8ECI  with a taxpayer  identification  number  will remain effective until a change in  circumstances  makes any information on the form incorrect, provided that the withholding  agent reports at least annually to the beneficial  owner on Form
1042-S.  The term "U.S. person" means:

              o    a citizen or resident of the United States;

              o    a corporation,  partnership or other entity treated as a corporation or a partnership  for United States federal  income tax purposes  organized in or under the laws of the United  States or any state  thereof,  including for this  purpose the  District  of  Columbia,  unless,  in the case of a partnership, future Treasury regulations provide otherwise;

              o    an estate that is subject to U.S.  federal  income tax  regardless of the source of its income; or

              o    a trust if a court within the United  States is able to exercise  primary supervision  of the  administration  of the trust and one or more  United
                   States  persons have the authority to control all  substantial  decisions of the trust.

If the  information  shown on Form  W-8BEN or Form  W-8ECI  changes,  a new Form W-8BEN or Form
W-8ECI,  as  applicable,  must be  filed  within  30 days of the  change.  Certain  trusts  not described  in the final bullet of the  preceding  sentence in existence on August 20, 1996 that elect to be treated as a United States Person will also be a U.S.  person.  The term  "Non-U.S.
person"  means  any  person  who is not a U.S.  person.  This  summary  does not deal  with all aspects of U.S.  federal income tax withholding  that may be relevant to foreign holders of the global  securities.  Investors  are advised to consult  their own tax advisors for specific tax advice concerning their holding and disposing of the global securities.

                                                    SCHEDULE A

                                    CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS
         The description herein of the Mortgage Loans is based upon the estimates of the composition thereof as of the Cut-off Date, as adjusted to reflect the Stated Principal Balances as of the Cut-off Date.  Prior
to the issuance of the Certificates, Mortgage Loans may be removed as a result of (i) Principal Prepayments thereof in full prior to March 1, 2007, (ii) requirements of Moody's or S&P, (iii) delinquencies or otherwise.
In any such event, other mortgage loans may be included in the Trust.  SAMI believes that the estimated information set forth herein with respect to the Mortgage Loans as presently constituted is representative of the characteristics thereof at the time the Certificates are issued, although certain characteristics of the
Mortgage Loans may vary.

         Notwithstanding the foregoing, on or prior to the Closing Date, scheduled or unscheduled principal payments made with respect to the Mortgage Loans may decrease the Stated Principal Balance of the Mortgage
Loans as of the Cut-off Date as set fort in this Prospectus Supplement by as much as ten percent (10%).
Accordingly, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to a decrease by as much as ten percent (10%) from amounts shown on the front cover hereof.

                                                               Principal Balances of the Mortgage Loans at Origination in Total Group I

                                                                                                                        Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
                    Original Principal Balance ($)                                            Mortgage Loans                     Cut-off Date            Mortgage Loans
                    ____________________________________________________________________________________________________________________________________________________
                                    0  -   100,000                                                   143                        $ 11,068,473                    2.44%
                              100,001  -   200,000                                                   405                          59,359,443                   13.09
                              200,001  -   300,000                                                   233                          56,828,190                   12.53
                              300,001  -   350,000                                                    92                          29,839,668                    6.58
                              350,001  -   400,000                                                    68                          25,417,591                    5.60
                              400,001  -   450,000                                                    65                          27,766,772                    6.12
                              450,001  -   500,000                                                    87                          41,473,157                    9.14
                              500,001  -   550,000                                                    47                          24,470,195                    5.39
                              550,001  -   600,000                                                    40                          23,007,270                    5.07
                              600,001  -   650,000                                                    42                          26,497,199                    5.84
                              650,001  -   700,000                                                    11                           6,825,066                    1.50
                              700,001  -   800,000                                                    28                          21,085,614                    4.65
                              800,001  -   900,000                                                    19                          16,346,990                    3.60
                              900,001  -   1,000,000                                                  23                          22,502,274                    4.96
                            1,000,001  -   1,100,000                                                   8                           8,371,545                    1.85
                            1,100,001  -   1,200,000                                                   7                           8,070,750                    1.78
                            1,200,001  -   1,300,000                                                   4                           5,034,296                    1.11
                            1,300,001  -   1,400,000                                                   7                           9,454,140                    2.08
                            1,400,001  -   1,500,000                                                  12                          17,823,288                    3.93
                            1,500,001  or  greater                                                     7                          12,392,500                    2.73
                                                                                     --------------------------------------------------------------------------------
                                     Total                                                         1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

                   Minimum Original Principal Balance:                                                     $40,000
                   Maximum Original Principal Balance:                                                     $2,000,000
                   Average Original Principal Balance:                                                     $337,154

                            Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
                   Scheduled Principal Balance ($)                                            Mortgage Loans                     Cut-off Date            Mortgage Loans
                   ____________________________________________________________________________________________________________________________________________________
                                    0  -   100,000                                                   144                        $ 11,090,378                    2.44%
                              100,001  -   200,000                                                   405                          59,359,443                   13.09
                              200,001  -   300,000                                                   233                          56,828,190                   12.53
                              300,001  -   350,000                                                    92                          29,839,668                    6.58
                              350,001  -   400,000                                                    68                          25,417,591                    5.60
                              400,001  -   450,000                                                    65                          27,766,772                    6.12
                              450,001  -   500,000                                                    87                          41,473,157                    9.14
                              500,001  -   550,000                                                    48                          25,012,211                    5.51
                              550,001  -   600,000                                                    39                          22,465,254                    4.95
                              600,001  -   650,000                                                    42                          26,497,199                    5.84
                              650,001  -   700,000                                                    10                           6,803,160                    1.50
                              700,001  -   800,000                                                    28                          21,085,614                    4.65
                              800,001  -   900,000                                                    19                          16,346,990                    3.60
                              900,001  -   1,000,000                                                  23                          22,502,274                    4.96
                            1,000,001  -   1,100,000                                                   8                           8,371,545                    1.85
                            1,100,001  -   1,200,000                                                   7                           8,070,750                    1.78
                            1,200,001  -   1,300,000                                                   4                           5,034,296                    1.11
                            1,300,001  -   1,400,000                                                   7                           9,454,140                    2.08
                            1,400,001  -   1,500,000                                                  12                          17,823,288                    3.93
                            1,500,001  or  greater                                                     7                          12,392,500                    2.73
                                                                                     --------------------------------------------------------------------------------
                                   Total                                                           1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

                   Minimum Scheduled Principal Balance:                                                         $21,905
                   Maximum Scheduled Principal Balance:                                                         $2,000,000
                   Average Scheduled Principal Balance:                                                         $336,524

                                     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
                 Mortgage Interest Rates (%)                                                 Mortgage Loans                     Cut-off Date            Mortgage Loans
                 _____________________________________________________________________________________________________________________________________________________
                                5.250  -   5.499                                                       2                           $ 747,718                    0.16%
                                5.500  -   5.749                                                      11                           3,050,802                    0.67
                                5.750  -   5.999                                                      19                           5,485,192                    1.21
                                6.000  -   6.249                                                      24                           9,252,108                    2.04
                                6.250  -   6.499                                                      36                          12,755,954                    2.81
                                6.500  -   6.749                                                      47                          14,533,289                    3.20
                                6.750  -   6.999                                                      66                          20,085,108                    4.43
                                7.000  -   7.249                                                      37                          11,073,477                    2.44
                                7.250  -   7.499                                                      50                          13,068,270                    2.88
                                7.500  -   7.749                                                     225                          83,348,155                   18.37
                                7.750  -   7.999                                                     255                          98,547,932                   21.72
                                8.000  -   8.249                                                     192                          66,558,393                   14.67
                                8.250  -   8.499                                                     201                          68,418,848                   15.08
                                8.500  -   8.749                                                      46                          13,777,489                    3.04
                                8.750  -   8.999                                                      43                          12,897,272                    2.84
                                9.000  -   9.249                                                      22                           4,872,731                    1.07
                                9.250  -   9.499                                                      17                           4,477,609                    0.99
                                9.500  -   9.749                                                      15                           2,715,785                    0.60
                                9.750  -   9.999                                                       8                           1,658,668                    0.37
                               10.000  -   10.249                                                     10                           1,978,603                    0.44
                               10.250  -   10.499                                                      9                           1,290,025                    0.28
                               10.500  -   10.749                                                      8                           1,912,701                    0.42
                               10.750  -   10.999                                                      5                           1,128,293                    0.25
                                                                                     --------------------------------------------------------------------------------
                                     Total                                                         1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

                 Minimum Mortgage Rate:                                                                       5.375%
                 Maximum Mortgage Rate:                                                                       10.875%
                 Weighted Average Mortgage Rate:                                                              7.775%

                                   Original Loan-to-Value Ratios* of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
                 Original Loan-to-Value Ratios (%)                                            Mortgage Loans                     Cut-off Date            Mortgage Loans
                 ______________________________________________________________________________________________________________________________________________________
                                 0.00  -   30.00                                                       2                           $ 210,000                    0.05%
                                30.01  -   40.00                                                       2                             399,405                    0.09
                                40.01  -   50.00                                                       5                             793,553                    0.17
                                50.01  -   55.00                                                       6                           1,767,472                    0.39
                                55.01  -   60.00                                                      15                           6,112,301                    1.35
                                60.01  -   65.00                                                      25                          18,922,301                    4.17
                                65.01  -   70.00                                                      44                          26,171,893                    5.77
                                70.01  -   75.00                                                     166                          82,020,006                   18.08
                                75.01  -   80.00                                                     874                         269,197,296                   59.34
                                80.01  -   85.00                                                       7                           1,304,024                    0.29
                                85.01  -   90.00                                                      57                          11,034,172                    2.43
                                90.01  -   95.00                                                      51                          10,685,103                    2.36
                                95.01  -   100.00                                                     94                          25,016,894                    5.51
                                                                                     --------------------------------------------------------------------------------
                                     Total                                                         1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

                 Weighted Average Original Loan-to-Value:                                                 78.86%

                 *Original Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

                                 Geographic Distribution* of the Mortgage Properties in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Geographic Distribution                                                          Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             Alabama                                                                                   5                           $ 791,069                    0.17%
             Arizona                                                                                 105                          32,139,742                    7.08
             Arkansas                                                                                  3                             519,017                    0.11
             California                                                                              220                         114,119,835                   25.16
             Colorado                                                                                 34                           7,145,876                    1.58
             Connecticut                                                                               5                           2,190,418                    0.48
             Delaware                                                                                  5                           1,232,455                    0.27
             District of Columbia                                                                      7                           2,463,553                    0.54
             Florida                                                                                 200                          74,902,429                   16.51
             Georgia                                                                                  89                          18,028,801                    3.97
             Hawaii                                                                                    4                           3,612,250                    0.80
             Idaho                                                                                     7                           1,308,486                    0.29
             Illinois                                                                                 61                          13,415,984                    2.96
             Indiana                                                                                  16                           3,186,129                    0.70
             Iowa                                                                                      2                             664,070                    0.15
             Kentucky                                                                                  1                             306,877                    0.07
             Louisiana                                                                                 2                             200,655                    0.04
             Maine                                                                                     8                           1,532,907                    0.34
             Maryland                                                                                100                          38,638,687                    8.52
             Massachusetts                                                                             9                           3,156,314                    0.70
             Michigan                                                                                 11                           2,024,118                    0.45
             Minnesota                                                                                15                           2,392,506                    0.53
             Missouri                                                                                  6                             909,876                    0.20
             Nevada                                                                                   54                          22,244,043                    4.90
             New Hampshire                                                                             3                           1,135,700                    0.25
             New Jersey                                                                               48                          17,490,727                    3.86
             New Mexico                                                                                5                             989,309                    0.22
             New York                                                                                 18                           7,305,424                    1.61
             North Carolina                                                                           34                           7,413,337                    1.63
             North Dakota                                                                              1                             101,760                    0.02
             Ohio                                                                                     11                           3,016,897                    0.67
             Oklahoma                                                                                  1                              58,450                    0.01
             Oregon                                                                                   10                           2,867,923                    0.63
             Pennsylvania                                                                             22                           4,118,687                    0.91
             South Carolina                                                                           26                           8,924,827                    1.97
             Tennessee                                                                                14                           2,131,544                    0.47
             Texas                                                                                    64                          13,249,448                    2.92
             Utah                                                                                     18                           5,991,577                    1.32
             Virginia                                                                                 67                          22,163,903                    4.89
             Washington                                                                               22                           7,524,243                    1.66
             Wisconsin                                                                                14                           1,925,847                    0.42
             Wyoming                                                                                   1                              98,720                    0.02
                                                                                     --------------------------------------------------------------------------------
                      Total                                                                        1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

             *No more than approximately 1.29% of the Mortgage Loans by Scheduled Principal
              Balance will be secured by properties located in any one zip code area.

                            Credit Scores as of the Date of Origination of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Range of Credit Scores                                                           Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
                                      N/A                                                             24                         $ 7,504,580                    1.65%
                                  620  -   639                                                       153                          54,583,594                   12.03
                                  640  -   659                                                       149                          48,562,824                   10.71
                                  660  -   679                                                       162                          53,965,473                   11.90
                                  680  -   699                                                       252                          82,844,748                   18.26
                                  700  -   719                                                       207                          68,210,987                   15.04
                                  720  -   739                                                       140                          48,099,023                   10.60
                                  740  -   759                                                       118                          43,578,767                    9.61
                                  760  -   779                                                        63                          22,174,156                    4.89
                                  780  -   799                                                        61                          18,949,167                    4.18
                                  800  -   819                                                        19                           5,161,103                    1.14
                                                                                      --------------------------------------------------------------------------------
                                     Total                                                         1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

             Non-Zero Weighted Average Credit Score:                                                      698

                                     Property Types of the Mortgage Properties in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Property Type                                                                    Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             2-4 Family                                                                               88                        $ 27,213,170                    6.00%
             Condominium                                                                             173                          47,784,289                   10.53
             PUD                                                                                     352                         138,162,639                   30.46
             Single Family                                                                           710                         232,846,252                   51.33
             Townhouse                                                                                25                           7,628,071                    1.68
                                                                                     --------------------------------------------------------------------------------
                                     Total                                                         1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

                                       Occupancy Status of Mortgage Properties in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Occupanty Status                                                                 Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             Investor                                                                                497                       $ 109,112,761                   24.05%
             Owner Occupied                                                                          733                         296,776,614                   65.42
             Second Home                                                                             118                          47,745,046                   10.53
                                                                                     --------------------------------------------------------------------------------
                                     Total                                                         1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

                                 Loan Purpose of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Loan Purpose                                                                     Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             Cash Out Refinance                                                                      239                        $ 95,117,010                   20.97%
             Purchase                                                                              1,034                         327,102,093                   72.11
             Rate/Term Refinance                                                                      75                          31,415,318                    6.93
                                                                                     --------------------------------------------------------------------------------
                                     Total                                                         1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

                               Documentation Type of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Documentation Type                                                               Mortgage Loans                     Cut-off Date            Mortgage Loans
             _________________________________________________________________________________________________________________________________________________________
             Full/Alternative                                                                        103                        $ 26,343,657                    5.81%
             Limited                                                                                   6                             940,387                    0.21
             Lite                                                                                      2                           1,430,780                    0.32
             No Documentation                                                                         99                          29,580,209                    6.52
             No Income/No Asset                                                                       10                           4,663,691                    1.03
             No Ratio                                                                                359                         139,217,828                   30.69
             No Ratio/No VOE                                                                         197                          67,762,748                   14.94
             Stated Income                                                                           438                         142,918,957                   31.51
             Stated/Stated                                                                           134                          40,776,164                    8.99
                                                                                     --------------------------------------------------------------------------------
                                    Total                                                          1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

                                Original Terms to Stated Maturity of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Original Term (Months)                                                          Mortgage Loans                     Cut-off Date            Mortgage Loans
             _________________________________________________________________________________________________________________________________________________________
                       360                                                                         1,348                       $ 453,634,421                  100.00%
                                                                                     --------------------------------------------------------------------------------
                                    Total                                                          1,348             $ 453,634,421                            100.00%
                                                                                     ================================================================================

             Minimum Original Term to Stated Maturity (Mths):                                             360
             Maximum Original Term to Stated Maturity (Mths):                                             360
             Weighted Average Orig. Term to Stated Mat. (Mths):                                           360

                                Remaining Terms to Stated Maturity of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
                        Stated Remaining Term (Months)                                        Mortgage Loans                     Cut-off Date            Mortgage Loans
                        _____________________________________________________________________________________________________________________________________________
                                  300  -   359                                                     1,301                       $ 437,717,554                   96.49%
                                  360  -   360                                                        47                          15,916,867                    3.51
                                                                                     --------------------------------------------------------------------------------
                                     Total                                                         1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

                        Minimum Remaining Term to Stated Maturity (Mths):                                            343
                        Maximum Remaining Term to Stated Maturity (Mths):                                            360
                        Weighted Average Rem. Term to Stated Mat. (Mths):                                            358

                                          Index of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Index                                                                            Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             1 YR Treasury                                                                            59                        $ 16,109,802                    3.55%
             1 YR Libor                                                                              140                          40,986,592                    9.04
             6 Mo Libor                                                                            1,149                         396,538,027                   87.41
                                                                                     --------------------------------------------------------------------------------
                                   Total                                                           1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

                                    Rate Adjustment Frequency of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Rate Adjustment Frequency                                                        Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             6 Months                                                                              1,149                       $ 396,538,027                   87.41%
             12 Months                                                                               199                          57,096,394                   12.59
                                                                                     --------------------------------------------------------------------------------
                                   Total                                                           1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

                             Months to Next Rate Adjustment* of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Months to Next Rate Adjustment                                                   Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
                                   19  -   21                                                          2                           $ 656,849                    0.14%
                                   22  -   24                                                          3                             733,279                    0.16
                                   25  -   27                                                          9                           2,718,465                    0.60
                                   28  -   30                                                         41                          11,572,267                    2.55
                                   31  -   33                                                         62                          16,647,077                    3.67
                                   34  -   36                                                         45                          15,801,075                    3.48
                                   52  -   54                                                          9                           4,260,316                    0.94
                                   55  -   57                                                        141                          43,410,351                    9.57
                                   58  -   60                                                        784                         283,528,403                   62.50
                                   73  -   75                                                          8                           2,834,437                    0.62
                                   79  -   81                                                         89                          23,186,490                    5.11
                                   82  -   84                                                        155                          48,285,410                   10.64
                                                                                     --------------------------------------------------------------------------------
                                     Total                                                         1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

             Weighted Average Months to Next Rate Adjustment :                                            59

             *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                                    Maximum Lifetime Mortgage Rate of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Maximum Mortgage Rates (%)                                                        Mortgage Loans                     Cut-off Date            Mortgage Loans
             ___________________________________________________________________________________________________________________________________________________________
                               10.251  -   10.500                                                      1                           $ 399,122                    0.09%
                               10.501  -   10.750                                                      7                           1,636,990                    0.36
                               10.751  -   11.000                                                     12                           4,388,729                    0.97
                               11.001  -   11.250                                                     13                           4,401,512                    0.97
                               11.251  -   11.500                                                     23                           7,490,960                    1.65
                               11.501  -   11.750                                                     27                           9,596,509                    2.12
                               11.751  -   12.000                                                     36                          10,927,158                    2.41
                               12.001  -   12.250                                                     37                          11,186,571                    2.47
                               12.251  -   12.500                                                    147                          53,115,904                   11.71
                               12.501  -   12.750                                                    227                          82,872,210                   18.27
                               12.751  -   13.000                                                    255                          90,931,890                   20.05
                               13.001  -   13.250                                                    236                          81,639,646                   18.00
                               13.251  -   13.500                                                    122                          36,927,421                    8.14
                               13.501  -   13.750                                                     49                          17,914,748                    3.95
                               13.751  -   14.000                                                     45                          14,809,215                    3.26
                               14.001  -   14.250                                                     34                           9,336,743                    2.06
                               14.251  -   14.500                                                     18                           4,358,450                    0.96
                               14.501  -   14.750                                                     16                           3,477,943                    0.77
                               14.751  -   15.000                                                     11                           1,943,475                    0.43
                               15.001  -   15.250                                                      9                           2,157,836                    0.48
                               15.251  -   15.500                                                     15                           2,730,173                    0.60
                               15.501  -   15.750                                                      2                             167,553                    0.04
                               15.751  -   16.000                                                      4                             973,784                    0.21
                               16.001  or  greater                                                     2                             249,881                    0.06
                                                                                      --------------------------------------------------------------------------------
                                      Total                                                        1,348                       $ 453,634,421                  100.00%
                                                                                      ================================================================================

             Weighted Average Maximum Mortgage Rate:                                                      12.940%

                                      Periodic Rate Cap of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Periodic Rate Cap (%)                                                            Mortgage Loans                     Cut-off Date            Mortgage Loans
             _________________________________________________________________________________________________________________________________________________________
             Uncapped                                                                                  2                           $ 364,400                    0.08%
             1.000                                                                                 1,076                         371,119,696                   81.81
             2.000                                                                                   269                          81,471,288                   17.96
             6.000                                                                                     1                             679,037                    0.15
                                                                                     --------------------------------------------------------------------------------
                                      Total                                                        1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

             Non-Zero Weighted Average Periodic Rate Cap:                                                 1.187%

                                      Initial Rate Cap of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Initial Rate Cap (%)                                                            Mortgage Loans                     Cut-off Date            Mortgage Loans
             Uncapped
             _________________________________________________________________________________________________________________________________________________________
                                                                                                       2                           $ 364,400                    0.08%
             2.000                                                                                   154                          46,797,323                   10.32
             3.000                                                                                     6                           2,000,497                    0.44
             5.000                                                                                 1,115                         380,195,672                   83.81
             6.000                                                                                    71                          24,276,529                    5.35
                                                                                     --------------------------------------------------------------------------------
                                       Total                                                       1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

             Non-Zero Weighted Average Initial Rate Cap:                                                  4.735%

                                  Gross Margin of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Gross Margins (%)                                                                Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
                                2.001  -   2.500                                                   1,257                       $ 424,899,964                   93.67%
                                2.501  -   3.000                                                      79                          25,898,521                    5.71
                                3.001  -   3.500                                                       3                             380,990                    0.08
                                3.501  -   4.000                                                       2                           1,115,537                    0.25
                                4.501  -   5.000                                                       4                           1,027,286                    0.23
                                5.001  -   5.500                                                       2                             216,750                    0.05
                                7.501  -   8.000                                                       1                              95,372                    0.02
                                                                                     --------------------------------------------------------------------------------
                                      Total                                                        1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

             Weighted Average Gross Margin:                                                               2.293%

                               Interest Only Term of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Interest Only Term                                                               Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             None                                                                                    272                        $ 67,002,179                   14.77%
             3 Years                                                                                  53                          15,828,680                    3.49
             5 Years                                                                                  91                          37,758,425                    8.32
             7 Years                                                                                  37                          10,001,689                    2.20
             10 Years                                                                                895                         323,043,449                   71.21
                                                                                     --------------------------------------------------------------------------------
                                      Total                                                        1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

                              Original Prepayment Penalty Term of the Mortgage Loans in Total Group I

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Original Prepayment Penalty Term (Months)                                        Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             None                                                                                    804                       $ 250,213,882                   55.16%
             4 Months                                                                                 28                          17,479,764                    3.85
             5 Months                                                                                  7                           1,573,866                    0.35
             6 Months                                                                                 73                          35,549,734                    7.84
             7 Months                                                                                  2                           1,217,500                    0.27
             12 Months                                                                                69                          27,268,981                    6.01
             24 Months                                                                                10                           2,520,611                    0.56
             36 Months                                                                               355                         117,810,082                   25.97
                                                                                     --------------------------------------------------------------------------------
                                     Total                                                         1,348                       $ 453,634,421                  100.00%
                                                                                     ================================================================================

                                    Principal Balances of the Mortgage Loans at Origination in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Original Principal Balance ($)                                                   Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
                                    0  -   100,000                                                    26                         $ 2,103,882                    0.65%
                              100,001  -   200,000                                                   206                          33,419,664                   10.37
                              200,001  -   300,000                                                   279                          68,458,309                   21.24
                              300,001  -   350,000                                                    70                          22,598,728                    7.01
                              350,001  -   400,000                                                    74                          27,660,733                    8.58
                              400,001  -   450,000                                                    61                          26,058,923                    8.09
                              450,001  -   500,000                                                    56                          26,794,307                    8.31
                              500,001  -   550,000                                                    58                          30,524,010                    9.47
                              550,001  -   600,000                                                    30                          17,268,613                    5.36
                              600,001  -   650,000                                                    26                          16,288,103                    5.05
                              650,001  -   700,000                                                     9                           6,115,239                    1.90
                              700,001  -   800,000                                                     8                           5,916,555                    1.84
                              800,001  -   900,000                                                     8                           6,586,859                    2.04
                              900,001  -   1,000,000                                                  17                          16,617,010                    5.16
                            1,100,001  -   1,200,000                                                   2                           2,284,626                    0.71
                            1,300,001  -   1,400,000                                                   2                           2,657,030                    0.82
                            1,400,001  -   1,500,000                                                   2                           2,975,000                    0.92
                            1,500,001  or  greater                                                     4                           7,929,000                    2.46
                                                                                     --------------------------------------------------------------------------------
                                     Total                                                           938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

             Minimum Original Principal Balance:                                                          $59,360
             Maximum Original Principal Balance:                                                          $2,310,000
             Average Original Principal Balance:                                                          $344,118

                                      Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Scheduled Principal Balance ($)                                                  Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
                                    0  -   100,000                                                    27                         $ 2,149,882                    0.67%
                              100,001  -   200,000                                                   206                          33,419,664                   10.37
                              200,001  -   300,000                                                   278                          68,412,309                   21.23
                              300,001  -   350,000                                                    70                          22,598,728                    7.01
                              350,001  -   400,000                                                    74                          27,660,733                    8.58
                              400,001  -   450,000                                                    61                          26,058,923                    8.09
                              450,001  -   500,000                                                    56                          26,794,307                    8.31
                              500,001  -   550,000                                                    58                          30,524,010                    9.47
                              550,001  -   600,000                                                    30                          17,268,613                    5.36
                              600,001  -   650,000                                                    27                          16,915,054                    5.25
                              650,001  -   700,000                                                     9                           6,115,239                    1.90
                              700,001  -   800,000                                                     8                           5,916,555                    1.84
                              800,001  -   900,000                                                     7                           5,959,908                    1.85
                              900,001  -   1,000,000                                                  17                          16,617,010                    5.16
                            1,100,001  -   1,200,000                                                   2                           2,284,626                    0.71
                            1,300,001  -   1,400,000                                                   2                           2,657,030                    0.82
                            1,400,001  -   1,500,000                                                   2                           2,975,000                    0.92
                            1,500,001  or  greater                                                     4                           7,929,000                    2.46
                                                                                      --------------------------------------------------------------------------------
                                     Total                                                           938                       $ 322,256,590                  100.00%
                                                                                      ================================================================================

             Minimum Scheduled Principal Balance:                                                         $46,000
             Maximum Scheduled Principal Balance:                                                         $2,310,000
             Average Scheduled Principal Balance:                                                         $343,557

                                      Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Mortgage Interest Rates (%)                                                      Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
                                5.000  -   5.249                                                       2                         $ 1,005,302                    0.31%
                                5.250  -   5.499                                                       3                           1,200,917                    0.37
                                5.500  -   5.749                                                      22                           8,369,063                    2.60
                                5.750  -   5.999                                                      52                          20,064,208                    6.23
                                6.000  -   6.249                                                      60                          21,489,613                    6.67
                                6.250  -   6.499                                                     143                          52,774,859                   16.38
                                6.500  -   6.749                                                     233                          78,548,125                   24.37
                                6.750  -   6.999                                                     334                         114,786,640                   35.62
                                7.000  -   7.249                                                      16                           4,490,292                    1.39
                                7.250  -   7.499                                                      21                           6,314,626                    1.96
                                7.500  -   7.749                                                      19                           5,340,416                    1.66
                                7.750  -   7.999                                                      19                           4,611,213                    1.43
                                8.000  -   8.249                                                       9                           2,257,036                    0.70
                                8.250  -   8.499                                                       2                             532,650                    0.17
                                8.500  -   8.749                                                       2                             144,228                    0.04
                                9.000  -   9.249                                                       1                             327,403                    0.10
                                                                                     --------------------------------------------------------------------------------
                                     Total                                                           938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

             Minimum Mortgage Rate:                                                                       5.000%
             Maximum Mortgage Rate:                                                                       9.000%
             Weighted Average Mortgage Rate:                                                              6.573%

                                 Original Loan-to-Value Ratios* of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Original Loan-to-Value Ratios (%)                                               Mortgage Loans                     Cut-off Date            Mortgage Loans
             _________________________________________________________________________________________________________________________________________________________
                                 0.00  -   30.00                                                       8                           $ 997,692                    0.31%
                                30.01  -   40.00                                                       8                           2,427,830                    0.75
                                40.01  -   50.00                                                      13                           7,342,584                    2.28
                                50.01  -   55.00                                                       7                           4,110,682                    1.28
                                55.01  -   60.00                                                      20                           8,705,756                    2.70
                                60.01  -   65.00                                                      49                          23,242,160                    7.21
                                65.01  -   70.00                                                      27                          10,155,571                    3.15
                                70.01  -   75.00                                                      47                          21,594,049                    6.70
                                75.01  -   80.00                                                     631                         208,733,826                   64.77
                                80.01  -   85.00                                                      10                           3,678,092                    1.14
                                85.01  -   90.00                                                      32                           8,520,288                    2.64
                                90.01  -   95.00                                                      19                           5,381,709                    1.67
                                95.01  -   100.00                                                     67                          17,366,351                    5.39
                                                                                     --------------------------------------------------------------------------------
                                       Total                                                         938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

             Weighted Average Original Loan-to-Value:                                                     77.34%

             *Original Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

                                        Geographic Distribution* of the Mortgage Properties in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Geographic Distribution                                                          Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             Alabama                                                                                   3                         $ 1,460,550                    0.45%
             Arizona                                                                                 143                          40,793,829                   12.66
             Arkansas                                                                                  2                             641,113                    0.20
             California                                                                              251                         109,741,351                   34.05
             Colorado                                                                                 17                           4,472,850                    1.39
             Connecticut                                                                               8                           5,001,843                    1.55
             Delaware                                                                                  1                             371,852                    0.12
             District of Columbia                                                                      6                           3,763,431                    1.17
             Florida                                                                                  81                          24,903,394                    7.73
             Georgia                                                                                  19                           4,859,746                    1.51
             Idaho                                                                                     1                             200,000                    0.06
             Illinois                                                                                 64                          15,958,351                    4.95
             Indiana                                                                                   1                             205,962                    0.06
             Iowa                                                                                      1                             263,000                    0.08
             Kansas                                                                                    1                              71,582                    0.02
             Louisiana                                                                                 1                             280,000                    0.09
             Maine                                                                                     2                             535,750                    0.17
             Maryland                                                                                 34                          14,560,894                    4.52
             Massachusetts                                                                            10                           3,760,532                    1.17
             Michigan                                                                                  8                           2,540,932                    0.79
             Minnesota                                                                                 5                           1,275,609                    0.40
             Missouri                                                                                  4                             953,019                    0.30
             Montana                                                                                   1                           1,840,000                    0.57
             Nevada                                                                                   53                          16,813,651                    5.22
             New Hampshire                                                                             1                             236,788                    0.07
             New Jersey                                                                               15                           5,196,975                    1.61
             New Mexico                                                                                4                             909,056                    0.28
             New York                                                                                 20                           8,873,528                    2.75
             North Carolina                                                                           15                           2,513,403                    0.78
             Ohio                                                                                      3                           1,008,455                    0.31
             Oklahoma                                                                                  1                              62,700                    0.02
             Oregon                                                                                   12                           2,930,033                    0.91
             Pennsylvania                                                                              3                             656,350                    0.20
             South Carolina                                                                           11                           2,554,420                    0.79
             Tennessee                                                                                 3                             502,576                    0.16
             Texas                                                                                    17                           3,828,659                    1.19
             Utah                                                                                     14                           2,523,334                    0.78
             Vermont                                                                                   3                             714,000                    0.22
             Virginia                                                                                 50                          20,071,715                    6.23
             Washington                                                                               43                          13,653,638                    4.24
             Wisconsin                                                                                 6                             751,723                    0.23
                                                                                     --------------------------------------------------------------------------------
                                 Total                                                               938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

             *No more than approximately 1.46% of the Mortgage Loans by Scheduled Principal
              Balance will be secured by properties located in any one zip code area.

                                         Credit Scores as of the Date of Origination of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Range of Credit Scores                                                           Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
                                      N/A                                                              5                         $ 2,271,571                    0.70%
                                  600  -   619                                                         1                             440,000                    0.14
                                  620  -   639                                                        40                          11,906,315                    3.69
                                  640  -   659                                                        55                          17,831,830                    5.53
                                  660  -   679                                                       124                          37,158,515                   11.53
                                  680  -   699                                                       210                          76,351,444                   23.69
                                  700  -   719                                                       155                          50,857,059                   15.78
                                  720  -   739                                                       126                          46,103,118                   14.31
                                  740  -   759                                                        91                          30,560,904                    9.48
                                  760  -   779                                                        61                          22,698,666                    7.04
                                  780  -   799                                                        53                          18,945,025                    5.88
                                  800  -   819                                                        17                           7,132,145                    2.21
                                                                                     --------------------------------------------------------------------------------
                                     Total                                                           938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

             Non-Zero Weighted Average Credit Score:                                                      711

                                          Property Types of the Mortgage Properties in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Property Type                                                                    Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             2-4 Family                                                                               30                         $ 8,907,228                    2.76%
             CO-OP                                                                                     3                             780,415                    0.24
             Condominium                                                                             116                          30,551,296                    9.48
             PUD                                                                                     269                          96,873,954                   30.06
             Single Family                                                                           498                         179,494,780                   55.70
             Townhouse                                                                                22                           5,648,917                    1.75
                                                                                     --------------------------------------------------------------------------------
                                    Total                                                            938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

                                          Occupancy Status of Mortgage Properties in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Occupancy Status                                                                 Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             Investor                                                                                 68                        $ 15,109,997                    4.69%
             Owner Occupied                                                                          815                         291,051,787                   90.32
             Second Home                                                                              55                          16,094,806                    4.99
                                                                                     --------------------------------------------------------------------------------
                                     Total                                                           938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

                                            Loan Purpose of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Loan Purpose                                                                     Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             Cash Out Refinance                                                                      193                        $ 74,671,372                   23.17%
             Purchase                                                                                627                         203,765,314                   63.23
             Rate/Term Refinance                                                                     118                          43,819,904                   13.60
                                                                                     --------------------------------------------------------------------------------
                                    Total                                                            938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

                                            Documentation Type of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Documentation Type                                                               Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             Full/Alternative                                                                        224                        $ 74,176,022                   23.02%
             Limited                                                                                   3                           1,479,000                    0.46
             Lite                                                                                      1                             173,850                    0.05
             No Documentation                                                                         52                          13,803,287                    4.28
             No Income/No Asset                                                                        4                           2,944,702                    0.91
             No Ratio                                                                                133                          49,109,565                   15.24
             No Ratio/No VOE                                                                          69                          22,607,180                    7.02
             Stated Income                                                                           434                         151,396,019                   46.98
             Stated/Stated                                                                            18                           6,566,966                    2.04
                                                                                     --------------------------------------------------------------------------------
                                    Total                                                            938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

                                         Original Terms to Stated Maturity of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Original Term (Months)                                                           Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
                                  360                                                                938                       $ 322,256,590                  100.00%
                                                                                     --------------------------------------------------------------------------------
                                   Total                                                             938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

             Minimum Original Term to Stated Maturity (Mths):                                             360
             Maximum Original Term to Stated Maturity (Mths):                                             360
             Weighted Average Orig. Term to Stated Mat. (Mths):                                           360

                                          Remaining Terms to Stated Maturity of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Stated Remaining Term (Months)                                                   Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
                                  300  -   359                                                       914                       $ 315,886,105                   98.02%
                                  360  -   360                                                        24                           6,370,485                    1.98
                                                                                     --------------------------------------------------------------------------------
                                  Total                                                              938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

             Minimum Remaining Term to Stated Maturity (Mths):                                            351
             Maximum Remaining Term to Stated Maturity (Mths):                                            360
             Weighted Average Rem. Term to Stated Mat. (Mths):                                            358

                                                Index of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Index                                                                             Mortgage Loans                     Cut-off Date            Mortgage Loans
             ___________________________________________________________________________________________________________________________________________________________
             1 YR Libor                                                                              282                        $ 98,720,101                   30.63%
             6 Mo Libor                                                                              656                         223,536,489                   69.37
                                                                                     --------------------------------------------------------------------------------
                                  Total                                                              938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

                                        Rate Adjustment Frequency of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Rate Adjustment Frequency                                                        Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             6  Months                                                                               656                       $ 223,536,489                   69.37%
             12 Months                                                                               282                          98,720,101                   30.63
                                                                                     --------------------------------------------------------------------------------
                                  Total                                                              938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

                                   Months to Next Rate Adjustment* of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Months to Next Rate Adjustment                                                  Mortgage Loans                     Cut-off Date            Mortgage Loans
             _________________________________________________________________________________________________________________________________________________________
                                   49  -   51                                                          1                           $ 220,550                    0.07%
                                   52  -   54                                                          6                           1,862,685                    0.58
                                   55  -   57                                                        253                          92,641,280                   28.75
                                   58  -   60                                                        678                         227,532,075                   70.61
                                                                                     --------------------------------------------------------------------------------
                                   Total                                                             938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

             Weighted Average Months to Next Rate Adjustment :                                            58

             *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                             Maximum Lifetime Mortgage Rate of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Maximum Mortgage Rates (%)                                                       Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
                                9.751  -   10.000                                                      1                           $ 524,538                    0.16%
                               10.001  -   10.250                                                      2                             932,713                    0.29
                               10.251  -   10.500                                                      7                           2,729,341                    0.85
                               10.501  -   10.750                                                     23                           8,318,739                    2.58
                               10.751  -   11.000                                                     50                          20,763,452                    6.44
                               11.001  -   11.250                                                     65                          27,264,756                    8.46
                               11.251  -   11.500                                                    139                          47,960,126                   14.88
                               11.501  -   11.750                                                    234                          82,530,241                   25.61
                               11.751  -   12.000                                                    155                          55,566,342                   17.24
                               12.001  -   12.250                                                     48                          14,169,745                    4.40
                               12.251  -   12.500                                                     74                          22,029,250                    6.84
                               12.501  -   12.750                                                     73                          21,181,157                    6.57
                               12.751  -   13.000                                                     51                          14,673,137                    4.55
                               13.001  -   13.250                                                      5                           1,391,402                    0.43
                               13.251  -   13.500                                                      4                             755,218                    0.23
                               13.501  -   13.750                                                      4                             719,132                    0.22
                               13.751  -   14.000                                                      3                             747,303                    0.23
                                                                                     --------------------------------------------------------------------------------
                                    Total                                                            938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

             Weighted Average Maximum Mortgage Rate:                                                      11.775%

                              Periodic Rate Cap of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Periodic Rate Cap (%)                                                            Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             1.000                                                                                   457                       $ 165,011,986                   51.21%
             2.000                                                                                   480                         157,084,613                   48.75
             5.000                                                                                     1                             159,992                    0.05
                                                                                     --------------------------------------------------------------------------------
                                     Total                                                           938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

             Non Zero Weighted Average Periodic Rate Cap:                                                 1.489%

                            Initial Rate Cap of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Initial Rate Cap (%)                                                             Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             3.000                                                                                     1                           $ 268,000                    0.08%
             4.750                                                                                     1                             238,000                    0.07
             5.000                                                                                   733                         261,546,540                   81.16
             6.000                                                                                   203                          60,204,051                   18.68
                                                                                     --------------------------------------------------------------------------------
                                    Total                                                            938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

             Non Zero Weighted Average Initial Rate Cap:                                                  5.185%

                                       Gross Margin of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Gross Margins (%)                                                                Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
                                2.001  -   2.500                                                     857                       $ 301,263,777                   93.49%
                                2.501  -   3.000                                                      76                          19,674,414                    6.11
                                3.501  -   4.000                                                       5                           1,318,400                    0.41
                                                                                     --------------------------------------------------------------------------------
                                   Total                                                             938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

             Weighted Average Gross Margin:                                                               2.287%

                                     Interest Only Term of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Interest Only Term                                                               Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             None                                                                                    141                        $ 39,296,438                   12.19%
             5 Years                                                                                 235                          83,947,612                   26.05
             10 Years                                                                                562                         199,012,541                   61.76
                                                                                     --------------------------------------------------------------------------------
                                   Total                                                             938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

                                       Original Prepayment Penalty Term of the Mortgage Loans in Total Group II

                                                                                                                       Aggregate Stated Principal
                                                                                                Number of                Balance Outstanding as of            % of
             Original Prepayment Penalty Term (Months)                                        Mortgage Loans                     Cut-off Date            Mortgage Loans
             __________________________________________________________________________________________________________________________________________________________
             None                                                                                    655                       $ 227,872,179                   70.71%
             3 Months                                                                                  1                             212,000                    0.07
             4 Months                                                                                  7                           3,427,853                    1.06
             5 Months                                                                                  4                           2,083,800                    0.65
             6 Months                                                                                 34                           9,422,062                    2.92
             12 Months                                                                                22                           8,810,455                    2.73
             24 Months                                                                                10                           2,574,043                    0.80
             36 Months                                                                               204                          67,655,051                   20.99
             60 Months                                                                                 1                             199,149                    0.06
                                                                                     --------------------------------------------------------------------------------
                                   Total                                                             938                       $ 322,256,590                  100.00%
                                                                                     ================================================================================

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                SCHEDULE B
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                               Servicing Fee Step-up                                                                    Current Net             Original Amortization     Remaining Amortization            Remaining Term to                                                                                                                                                                                                                                 Remaining Interest
      Loan No.            Loan Group              Period (Months)          Current Principal Balance ($)  Current Mortgage Rate (%)    Interest Rate (%)          Term (in months)            Term (in months)               Maturity (in months)        Gross Margin (%)               Initial Cap (%)              Periodic Cap (%)              Max Net Rate (%)                  Min Net Rate (%)       First Rate Adjustment (months) Rate/Pay Change Frequency (months) Only Term (months)                    Index
         1                     I                        N/A                         520750.00                  5.3750000000              4.9950000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       34                          6                          118                           6 Month Libor
         2                     I                        N/A                         226968.10                  5.3750000000              4.9950000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       34                          6                          118                           6 Month Libor
         3                     I                        N/A                         171000.00                  5.5000000000              5.1200000000                360                          359                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.4950000000                      1.8700000000                       35                          12                          35                            1 Year Libor
         4                     I                        N/A                         399122.34                  5.5000000000              5.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.1200000000                      1.8700000000                       82                          6                          N/A                           6 Month Libor
         5                     I                        N/A                         284000.00                  5.5000000000              5.2450000000                360                          352                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   11.2450000000                      2.4950000000                       28                          12                          28                          1 Year Treasury
         6                     I                        N/A                         145000.00                  5.6250000000              5.2450000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.2450000000                      1.8700000000                       34                          12                          34                            1 Year Libor
         7                     I                        N/A                         110000.00                  5.6250000000              5.2450000000                360                          359                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.6200000000                      1.8700000000                       35                          12                          35                            1 Year Libor
         8                     I                        N/A                         450300.00                  5.6250000000              5.2450000000                360                          355                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       31                          6                          115                           6 Month Libor
         9                     I                        N/A                         356000.00                  5.6250000000              5.2450000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       34                          6                          118                           6 Month Libor
         10                    I                        N/A                         293668.00                  5.6250000000              5.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.2450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         11                    I                        N/A                         224752.00                  5.6250000000              5.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.2450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         12                    I                        N/A                         347960.00                  5.6250000000              5.3700000000                360                          350                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   11.3700000000                      2.4950000000                       26                          12                         110                          1 Year Treasury
         13                    I                        N/A                         184000.00                  5.7500000000              5.3700000000                360                          347                           N/A                      2.2500000000                     Uncapped                     Uncapped                     11.3700000000                      1.8700000000                       23                          6                          107                           6 Month Libor
         14                    I                        N/A                         222532.00                  5.7500000000              5.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3700000000                      1.8700000000                       34                          6                          118                           6 Month Libor
         15                    I                        N/A                         269000.00                  5.6250000000              5.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.3700000000                      1.9950000000                       80                          12                          80                            1 Year Libor
         16                    I                        N/A                         200554.00                  5.7500000000              5.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3700000000                      1.8700000000                       81                          6                          117                           6 Month Libor
         17                    I                        N/A                         245684.00                  5.7500000000              5.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3700000000                      1.8700000000                       81                          6                          117                           6 Month Libor
         18                    I                        N/A                         180799.76                  5.7500000000              5.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         19                    I                        N/A                         134335.61                  5.7500000000              5.4950000000                360                          349                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       25                          12                         109                            1 Year Libor
         20                    I                        N/A                         287900.00                  5.8750000000              5.4950000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.4950000000                      1.8700000000                       34                          12                          34                            1 Year Libor
         21                    I                        N/A                         131200.00                  5.8750000000              5.4950000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.4950000000                      1.8700000000                       34                          12                          34                            1 Year Libor
         22                    I                        N/A                         312000.00                  5.8750000000              5.4950000000                360                          360                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       36                          12                          36                            1 Year Libor
         23                    I                        N/A                         648002.13                  5.8750000000              5.4950000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       33                          12                         N/A                            1 Year Libor
         24                    I                        N/A                         509480.02                  5.8750000000              5.4950000000                360                          359                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.4950000000                      1.8700000000                       35                          12                         N/A                            1 Year Libor
         25                    I                        N/A                         417000.00                  5.8750000000              5.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
         26                    I                        N/A                         258398.09                  5.8750000000              5.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
         27                    I                        N/A                         160400.00                  5.8750000000              5.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         28                    I                        N/A                         370504.00                  5.8750000000              5.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         29                    I                        N/A                         259992.00                  5.8750000000              5.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       83                          6                          119                           6 Month Libor
         30                    I                        N/A                         469918.00                  5.9990000000              5.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6190000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         31                    I                        N/A                         199992.00                  5.9990000000              5.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6190000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         32                    I                        N/A                         700000.00                  6.0000000000              5.6200000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.6200000000                      1.8700000000                       33                          12                         117                            1 Year Libor
         33                    I                        N/A                         416000.00                  6.0000000000              5.6200000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.6200000000                      1.8700000000                       34                          12                          34                            1 Year Libor
         34                    I                        N/A                         650000.00                  6.0000000000              5.6200000000                360                          357                           N/A                      2.2500000000                   3.0000000000                 1.0000000000                   10.6200000000                      1.8700000000                       33                          6                          117                           6 Month Libor
         35                    I                        N/A                         236000.00                  6.0000000000              5.6200000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   11.6200000000                      1.8700000000                       34                          6                          118                           6 Month Libor
         36                    I                        N/A                         505000.00                  6.0000000000              5.6200000000                360                          359                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   11.6200000000                      1.8700000000                       35                          6                          119                           6 Month Libor
         37                    I                        N/A                         197604.79                  6.0000000000              5.6200000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   11.6200000000                      1.8700000000                       34                          6                          N/A                           6 Month Libor
         38                    I                        N/A                         510876.45                  6.0000000000              5.6200000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   11.6200000000                      1.8700000000                       34                          6                          N/A                           6 Month Libor
         39                    I                        N/A                         292500.00                  5.8750000000              5.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.6200000000                      1.9950000000                       83                          12                          83                            1 Year Libor
         40                    I                        N/A                         336000.00                  6.0000000000              5.6200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.6200000000                      1.8700000000                       81                          12                         117                            1 Year Libor
         41                    I                        N/A                         373741.00                  6.0000000000              5.7450000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   11.7450000000                      2.4950000000                       30                          12                         114                          1 Year Treasury
         42                    I                        N/A                         479200.00                  6.0000000000              5.7450000000                360                          345                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   11.7450000000                      2.4950000000                       21                          12                          21                          1 Year Treasury
         43                    I                        N/A                         262400.00                  6.1250000000              5.7450000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.7450000000                      1.8700000000                       33                          12                          33                            1 Year Libor
         44                    I                        N/A                         204222.98                  6.1250000000              5.7450000000                360                          350                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.7450000000                      1.8700000000                       74                          12                         110                            1 Year Libor
         45                    I                        N/A                         326022.52                  6.0000000000              5.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.7450000000                      1.9950000000                       81                          12                         N/A                            1 Year Libor
         46                    I                        N/A                         868376.00                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         47                    I                        N/A                         388000.00                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         48                    I                        N/A                         477600.00                  6.1250000000              5.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7450000000                      1.8700000000                       81                          6                          117                           6 Month Libor
         49                    I                        N/A                         220000.00                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.7450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         50                    I                        N/A                         245422.00                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         51                    I                        N/A                         179119.93                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         52                    I                        N/A                         323200.00                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         53                    I                        N/A                         471259.31                  6.1250000000              5.7450000000                480                          477                           357                      2.2500000000                   2.0000000000                 2.0000000000                   11.7450000000                      1.8700000000                       81                          6                          N/A                           6 Month Libor
         54                    I                        N/A                         216000.00                  6.1250000000              5.8700000000                360                          351                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   11.8700000000                      2.4950000000                       27                          12                         111                          1 Year Treasury
         55                    I                        N/A                         326062.66                  6.1250000000              5.8700000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   11.8700000000                      2.4950000000                       30                          12                         N/A                          1 Year Treasury
         56                    I                        N/A                         212000.00                  6.2500000000              5.8700000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       33                          12                          33                            1 Year Libor
         57                    I                        N/A                         335912.50                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       34                          12                          34                            1 Year Libor
         58                    I                        N/A                         92800.00                   6.2500000000              5.8700000000                360                          359                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       35                          12                          35                            1 Year Libor
         59                    I                        N/A                         998097.36                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       34                          12                         N/A                            1 Year Libor
         60                    I                        N/A                         340000.00                  6.1250000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.8700000000                      1.9950000000                       82                          12                          82                            1 Year Libor
         61                    I                        N/A                         207532.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         62                    I                        N/A                         191207.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         63                    I                        N/A                         300855.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         64                    I                        N/A                         167200.00                  6.2500000000              5.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       83                          6                          119                           6 Month Libor
         65                    I                        N/A                         314356.76                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       82                          6                          N/A                           6 Month Libor
         66                    I                        N/A                         391200.00                  6.2500000000              5.9950000000                360                          355                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   11.9950000000                      2.4950000000                       31                          12                          31                          1 Year Treasury
         67                    I                        N/A                         71893.70                   6.2500000000              5.9950000000                360                          357                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   11.9950000000                      2.4950000000                       33                          12                         N/A                          1 Year Treasury
         68                    I                        N/A                         425000.00                  6.2500000000              5.9950000000                360                          352                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.9950000000                      1.9950000000                       28                          12                          28                            1 Year Libor
         69                    I                        N/A                         178000.00                  6.3750000000              5.9950000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.9950000000                      1.8700000000                       33                          12                          33                            1 Year Libor
         70                    I                        N/A                         410000.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.9950000000                      1.8700000000                       34                          12                          34                            1 Year Libor
         71                    I                        N/A                         115082.40                  6.2500000000              5.9950000000                360                          354                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.9950000000                      1.9950000000                       30                          12                         N/A                            1 Year Libor
         72                    I                        N/A                         166832.65                  6.3750000000              5.9950000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   11.9950000000                      1.8700000000                       33                          12                         N/A                            1 Year Libor
         73                    I                        N/A                         223995.12                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       34                          6                           34                           6 Month Libor
         74                    I                        N/A                         392000.00                  6.3750000000              5.9950000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       33                          6                          117                           6 Month Libor
         75                    I                        N/A                        1500000.00                  6.3750000000              5.9950000000                360                          351                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.9950000000                      1.8700000000                       75                          12                         111                            1 Year Libor
         76                    I                        N/A                         262500.00                  6.3750000000              5.9950000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   10.9950000000                      1.8700000000                       81                          12                         117                            1 Year Libor
         77                    I                        N/A                         327000.00                  6.2500000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       81                          12                          81                            1 Year Libor
         78                    I                        N/A                         386000.00                  6.2500000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       82                          12                          82                            1 Year Libor
         79                    I                        N/A                         220000.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         80                    I                        N/A                         139634.83                  6.3750000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
         81                    I                        N/A                         889127.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
         82                    I                        N/A                         127721.32                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       82                          6                          N/A                           6 Month Libor
         83                    I                        N/A                         458179.00                  6.3750000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
         84                    I                        N/A                         360000.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       83                          6                          119                           6 Month Libor
         85                    I                        N/A                         198942.72                  6.3750000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       81                          6                          N/A                           6 Month Libor
         86                    I                        N/A                         180400.00                  6.8750000000              6.0450000000                360                          350                           N/A                      2.2500000000                     Uncapped                     Uncapped                     12.1700000000                      1.4200000000                       74                          6                          110                           6 Month Libor
         87                    I                        N/A                         303000.00                  7.1250000000              6.0650000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.0650000000                      1.1900000000                       83                          6                          119                           6 Month Libor
         88                    I                        N/A                         766367.00                  6.3750000000              6.1200000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.1200000000                      2.4950000000                       30                          12                          30                          1 Year Treasury
         89                    I                        N/A                         332368.00                  6.3750000000              6.1200000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.1200000000                      2.4950000000                       30                          12                          30                          1 Year Treasury
         90                    I                        N/A                         316650.00                  6.3750000000              6.1200000000                360                          355                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.1200000000                      2.4950000000                       31                          12                          31                          1 Year Treasury
         91                    I                        N/A                         99405.23                   6.3750000000              6.1200000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.1200000000                      2.4950000000                       30                          12                         N/A                          1 Year Treasury
         92                    I                        N/A                         223163.49                  6.3750000000              6.1200000000                360                          356                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.1200000000                      2.4950000000                       32                          12                         N/A                          1 Year Treasury
         93                    I                        N/A                         978000.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       35                          12                          35                            1 Year Libor
         94                    I                        N/A                         540931.28                  6.3750000000              6.1200000000                360                          354                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.1200000000                      1.9950000000                       30                          12                         N/A                            1 Year Libor
         95                    I                        N/A                         718694.69                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       34                          12                         N/A                            1 Year Libor
         96                    I                        N/A                         297874.45                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       34                          6                          118                           6 Month Libor
         97                    I                        N/A                         256960.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   3.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       34                          6                          118                           6 Month Libor
         98                    I                        N/A                         86000.00                   6.5000000000              6.1200000000                360                          356                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       32                          6                          116                           6 Month Libor
         99                    I                        N/A                         160500.00                  6.5000000000              6.1200000000                360                          356                           N/A                      5.4000000000                   2.0000000000                 1.0000000000                   12.1200000000                      5.0200000000                       32                          6                          116                           6 Month Libor
        100                    I                        N/A                         124000.00                  6.5000000000              6.1200000000                360                          356                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       32                          6                          116                           6 Month Libor
        101                    I                        N/A                         187120.00                  6.5000000000              6.1200000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       33                          6                          117                           6 Month Libor
        102                    I                        N/A                         414000.00                  6.3750000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       83                          12                          83                            1 Year Libor
        103                    I                        N/A                         310000.00                  6.5000000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.8700000000                       81                          12                         117                            1 Year Libor
        104                    I                        N/A                         515000.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        105                    I                        N/A                         265200.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        106                    I                        N/A                         364000.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        107                    I                        N/A                         999927.83                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        108                    I                        N/A                         145000.00                  6.5000000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        109                    I                        N/A                         387900.00                  6.5000000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        110                    I                        N/A                         214800.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        111                    I                        N/A                         253440.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        112                    I                        N/A                         283000.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        113                    I                        N/A                         343920.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        114                    I                        N/A                         306877.15                  6.5000000000              6.1200000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       80                          6                          N/A                           6 Month Libor
        115                    I                        N/A                         117950.00                  7.1250000000              6.1650000000                360                          351                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.1650000000                      1.2900000000                       75                          12                         111                            1 Year Libor
        116                    I                        N/A                         247000.00                  7.1250000000              6.1950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1950000000                      1.3200000000                       82                          6                          118                           6 Month Libor
        117                    I                        N/A                         228332.27                  6.5000000000              6.2450000000                360                          350                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.2450000000                      2.4950000000                       26                          12                         110                          1 Year Treasury
        118                    I                        N/A                         200393.00                  6.5000000000              6.2450000000                360                          357                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.2450000000                      2.4950000000                       33                          12                          33                          1 Year Treasury
        119                    I                        N/A                         526475.91                  6.5000000000              6.2450000000                360                          357                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.2450000000                      2.4950000000                       33                          12                         N/A                          1 Year Treasury
        120                    I                        N/A                         105000.00                  6.5000000000              6.2450000000                360                          348                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.2450000000                      1.9950000000                       24                          12                          24                            1 Year Libor
        121                    I                        N/A                         79634.47                   6.5000000000              6.2450000000                360                          355                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.2450000000                      1.9950000000                       31                          12                         N/A                            1 Year Libor
        122                    I                        N/A                         210430.06                  6.5000000000              6.2450000000                360                          356                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.2450000000                      1.9950000000                       32                          12                         N/A                            1 Year Libor
        123                    I                        N/A                         204637.26                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       34                          12                         N/A                            1 Year Libor
        124                    I                        N/A                         235000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       34                          6                          118                           6 Month Libor
        125                    I                        N/A                         320000.00                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       33                          6                          117                           6 Month Libor
        126                    I                        N/A                         232000.00                  6.6250000000              6.2450000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       80                          6                          116                           6 Month Libor
        127                    I                        N/A                         259592.00                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        128                    I                        N/A                         582857.00                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        129                    I                        N/A                         249932.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        130                    I                        N/A                         185844.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        131                    I                        N/A                         387992.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        132                    I                        N/A                         478000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        133                    I                        N/A                         155934.33                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        134                    I                        N/A                         312740.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        135                    I                        N/A                         115151.27                  6.6250000000              6.2450000000                480                          479                           359                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       83                          6                          N/A                           6 Month Libor
        136                    I                        N/A                         186248.57                  6.6250000000              6.3700000000                360                          352                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.3700000000                      2.4950000000                       28                          12                          28                          1 Year Treasury
        137                    I                        N/A                         200960.00                  6.6250000000              6.3700000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.3700000000                      2.4950000000                       30                          12                          30                          1 Year Treasury
        138                    I                        N/A                         129053.62                  6.6250000000              6.3700000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.3700000000                      2.4950000000                       30                          12                         N/A                          1 Year Treasury
        139                    I                        N/A                         241387.98                  6.6250000000              6.3700000000                360                          356                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.3700000000                      2.4950000000                       32                          12                         N/A                          1 Year Treasury
        140                    I                        N/A                         444279.17                  6.6250000000              6.3700000000                360                          348                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.3700000000                      1.9950000000                       24                          12                         108                            1 Year Libor
        141                    I                        N/A                         343200.00                  6.6250000000              6.3700000000                360                          352                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.3700000000                      1.9950000000                       28                          12                         112                            1 Year Libor
        142                    I                        N/A                         300000.00                  6.7500000000              6.3700000000                360                          357                           N/A                      2.5000000000                   2.0000000000                 2.0000000000                   12.3700000000                      2.1200000000                       33                          12                         117                            1 Year Libor
        143                    I                        N/A                         489000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       34                          6                          118                           6 Month Libor
        144                    I                        N/A                         372000.00                  6.6250000000              6.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       80                          12                          80                            1 Year Libor
        145                    I                        N/A                         348000.00                  6.6250000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       81                          12                          81                            1 Year Libor
        146                    I                        N/A                         175969.83                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       81                          6                           81                           6 Month Libor
        147                    I                        N/A                         107000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        148                    I                        N/A                         286311.51                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        149                    I                        N/A                         735200.00                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        150                    I                        N/A                         349760.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        151                    I                        N/A                         542015.80                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        152                    I                        N/A                         280520.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        153                    I                        N/A                         373618.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        154                    I                        N/A                         318160.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        155                    I                        N/A                         165000.00                  7.2500000000              6.3900000000                360                          351                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.3900000000                      1.3900000000                       75                          12                         111                            1 Year Libor
        156                    I                        N/A                         155000.00                  7.2500000000              6.3900000000                360                          351                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.3900000000                      1.3900000000                       75                          12                         111                            1 Year Libor
        157                    I                        N/A                         461250.00                  6.7500000000              6.4950000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.4950000000                      2.4950000000                       30                          12                         114                          1 Year Treasury
        158                    I                        N/A                         216000.00                  6.7500000000              6.4950000000                360                          357                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.4950000000                      2.4950000000                       33                          12                         117                          1 Year Treasury
        159                    I                        N/A                         177648.76                  6.7500000000              6.4950000000                360                          343                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.4950000000                      2.4950000000                       19                          12                          19                          1 Year Treasury
        160                    I                        N/A                         342967.51                  6.7500000000              6.4950000000                360                          351                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.4950000000                      2.4950000000                       27                          12                          27                          1 Year Treasury
        161                    I                        N/A                         213500.00                  6.7500000000              6.4950000000                360                          351                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.4950000000                      2.4950000000                       27                          12                          27                          1 Year Treasury
        162                    I                        N/A                         119825.00                  6.7500000000              6.4950000000                360                          352                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.4950000000                      2.4950000000                       28                          12                          28                          1 Year Treasury
        163                    I                        N/A                         304196.13                  6.7500000000              6.4950000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.4950000000                      2.4950000000                       30                          12                          30                          1 Year Treasury
        164                    I                        N/A                         157500.00                  6.7500000000              6.4950000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.4950000000                      2.4950000000                       30                          12                          30                          1 Year Treasury
        165                    I                        N/A                         169904.67                  6.7500000000              6.4950000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.4950000000                      2.4950000000                       30                          12                          30                          1 Year Treasury
        166                    I                        N/A                         168000.00                  6.7500000000              6.4950000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.4950000000                      2.4950000000                       30                          12                          30                          1 Year Treasury
        167                    I                        N/A                         134000.00                  6.8750000000              6.4950000000                360                          355                           N/A                      3.2500000000                   2.0000000000                 2.0000000000                   12.4950000000                      2.8700000000                       31                          12                         115                            1 Year Libor
        168                    I                        N/A                         366400.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       34                          12                          34                            1 Year Libor
        169                    I                        N/A                         336000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       35                          6                          119                           6 Month Libor
        170                    I                        N/A                         405550.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       33                          6                          117                           6 Month Libor
        171                    I                        N/A                         117520.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       34                          6                          118                           6 Month Libor
        172                    I                        N/A                         124000.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       34                          6                          118                           6 Month Libor
        173                    I                        N/A                         393250.00                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       82                          12                          82                            1 Year Libor
        174                    I                        N/A                        1000000.00                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       82                          12                          82                            1 Year Libor
        175                    I                        N/A                         417000.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        176                    I                        N/A                         282962.07                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       83                          6                          N/A                           6 Month Libor
        177                    I                        N/A                         356896.40                  6.8750000000              6.4950000000                360                          350                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       74                          6                          N/A                           6 Month Libor
        178                    I                        N/A                         189672.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        179                    I                        N/A                         305500.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        180                    I                        N/A                         209136.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        181                    I                        N/A                         650000.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        182                    I                        N/A                         154463.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        183                    I                        N/A                         512600.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        184                    I                        N/A                         350106.96                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       81                          6                          N/A                           6 Month Libor
        185                    I                        N/A                         154967.86                  7.3750000000              6.5150000000                360                          350                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.5150000000                      1.3900000000                       74                          12                         110                            1 Year Libor
        186                    I                        N/A                         144376.00                  6.9990000000              6.6190000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.6190000000                      1.8700000000                       33                          6                          117                           6 Month Libor
        187                    I                        N/A                         247800.00                  6.9990000000              6.6190000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6190000000                      1.8700000000                       80                          6                          116                           6 Month Libor
        188                    I                        N/A                         177416.15                  6.9990000000              6.6190000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6190000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        189                    I                        N/A                         306424.00                  6.9990000000              6.6190000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6190000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        190                    I                        N/A                         362744.00                  6.9990000000              6.6190000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6190000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        191                    I                        N/A                         247431.99                  6.9990000000              6.6190000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6190000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        192                    I                        N/A                         262383.00                  6.9990000000              6.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6190000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        193                    I                        N/A                         232000.00                  6.9990000000              6.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6190000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        194                    I                        N/A                         319992.00                  6.9990000000              6.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6190000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        195                    I                        N/A                         314392.00                  6.9990000000              6.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6190000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        196                    I                        N/A                         299965.62                  6.8750000000              6.6200000000                360                          350                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.6200000000                      2.4950000000                       26                          12                         110                          1 Year Treasury
        197                    I                        N/A                         327594.25                  6.8750000000              6.6200000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.6200000000                      2.4950000000                       30                          12                         114                          1 Year Treasury
        198                    I                        N/A                         179340.27                  6.8750000000              6.6200000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.6200000000                      2.4950000000                       30                          12                         114                          1 Year Treasury
        199                    I                        N/A                         502995.00                  6.8750000000              6.6200000000                360                          355                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.6200000000                      2.4950000000                       31                          12                         115                          1 Year Treasury
        200                    I                        N/A                         360000.00                  6.8750000000              6.6200000000                360                          352                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.6200000000                      2.4950000000                       28                          12                          28                          1 Year Treasury
        201                    I                        N/A                         67500.00                   6.8750000000              6.6200000000                360                          352                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.6200000000                      2.4950000000                       28                          12                          28                          1 Year Treasury
        202                    I                        N/A                         225600.00                  6.8750000000              6.6200000000                360                          356                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.6200000000                      2.4950000000                       32                          12                          32                          1 Year Treasury
        203                    I                        N/A                         356295.46                  6.8750000000              6.6200000000                360                          353                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.6200000000                      2.4950000000                       29                          12                         N/A                          1 Year Treasury
        204                    I                        N/A                         218875.05                  6.8750000000              6.6200000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.6200000000                      2.4950000000                       30                          12                         N/A                          1 Year Treasury
        205                    I                        N/A                         172124.39                  6.8750000000              6.6200000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.6200000000                      2.4950000000                       30                          12                         N/A                          1 Year Treasury
        206                    I                        N/A                         143121.77                  6.8750000000              6.6200000000                360                          355                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.6200000000                      2.4950000000                       31                          12                         N/A                          1 Year Treasury
        207                    I                        N/A                         156283.45                  6.8750000000              6.6200000000                360                          356                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.6200000000                      2.4950000000                       32                          12                         N/A                          1 Year Treasury
        208                    I                        N/A                         781850.00                  6.8750000000              6.6200000000                360                          349                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.6200000000                      1.9950000000                       25                          12                         109                            1 Year Libor
        209                    I                        N/A                         720000.00                  6.8750000000              6.6200000000                360                          354                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.6200000000                      1.9950000000                       30                          12                         114                            1 Year Libor
        210                    I                        N/A                         420000.00                  7.0000000000              6.6200000000                360                          359                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.9950000000                      1.8700000000                       35                          12                          35                            1 Year Libor
        211                    I                        N/A                         44687.21                   7.0000000000              6.6200000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.6200000000                      1.8700000000                       33                          6                          N/A                           6 Month Libor
        212                    I                        N/A                         84800.00                   6.8750000000              6.6200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.6200000000                      1.9950000000                       81                          12                          81                            1 Year Libor
        213                    I                        N/A                         100000.00                  6.8750000000              6.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.6200000000                      1.9950000000                       82                          12                          82                            1 Year Libor
        214                    I                        N/A                         167812.33                  7.0000000000              6.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6200000000                      1.8700000000                       83                          6                          N/A                           6 Month Libor
        215                    I                        N/A                         287000.00                  7.0000000000              6.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6200000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        216                    I                        N/A                         227700.00                  7.5000000000              6.6600000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6600000000                      1.4100000000                       59                          6                          119                           6 Month Libor
        217                    I                        N/A                         307550.00                  8.3750000000              6.6650000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6650000000                      0.5400000000                       58                          6                          118                           6 Month Libor
        218                    I                        N/A                         593646.02                  7.8750000000              6.6850000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   11.6850000000                      1.0600000000                       58                          6                          N/A                           6 Month Libor
        219                    I                        N/A                         341230.00                  8.5000000000              6.7300000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.7300000000                      0.4800000000                       58                          6                           58                           6 Month Libor
        220                    I                        N/A                         592000.00                  7.0000000000              6.7450000000                360                          356                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.7450000000                      2.4950000000                       32                          12                         116                          1 Year Treasury
        221                    I                        N/A                         251650.00                  7.0000000000              6.7450000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.7450000000                      2.4950000000                       30                          12                          30                          1 Year Treasury
        222                    I                        N/A                         761999.59                  7.0000000000              6.7450000000                360                          357                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.7450000000                      2.4950000000                       33                          12                          33                          1 Year Treasury
        223                    I                        N/A                         317700.00                  7.0000000000              6.7450000000                360                          356                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.7450000000                      2.4950000000                       32                          12                          56                          1 Year Treasury
        224                    I                        N/A                         288552.76                  7.0000000000              6.7450000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.7450000000                      2.4950000000                       30                          12                         N/A                          1 Year Treasury
        225                    I                        N/A                         93211.89                   7.0000000000              6.7450000000                360                          355                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.7450000000                      2.4950000000                       31                          12                         N/A                          1 Year Treasury
        226                    I                        N/A                         148008.85                  7.0000000000              6.7450000000                360                          356                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.7450000000                      2.4950000000                       32                          12                         N/A                          1 Year Treasury
        227                    I                        N/A                         192000.00                  7.0000000000              6.7450000000                360                          354                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.7450000000                      1.9950000000                       30                          12                         114                            1 Year Libor
        228                    I                        N/A                         763000.00                  7.1250000000              6.7450000000                360                          359                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.7450000000                      1.8700000000                       35                          12                          35                            1 Year Libor
        229                    I                        N/A                         297500.00                  7.1250000000              6.7450000000                360                          355                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       31                          6                          115                           6 Month Libor
        230                    I                        N/A                         499295.00                  7.1250000000              6.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        231                    I                        N/A                         469550.45                  7.1250000000              6.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.7450000000                      1.8700000000                       81                          6                          N/A                           6 Month Libor
        232                    I                        N/A                         146368.00                  7.1250000000              6.7450000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.7450000000                      1.8700000000                       80                          6                          116                           6 Month Libor
        233                    I                        N/A                         478964.00                  7.1250000000              6.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.7450000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        234                    I                        N/A                         279148.00                  7.1250000000              6.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.7450000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        235                    I                        N/A                         180792.00                  7.1250000000              6.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.7450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        236                    I                        N/A                         254452.00                  7.1250000000              6.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.7450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        237                    I                        N/A                         237056.00                  7.1250000000              6.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.7450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        238                    I                        N/A                         280000.00                  7.1250000000              6.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.7450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        239                    I                        N/A                         552000.00                  7.1250000000              6.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.7450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        240                    I                        N/A                         311991.99                  7.1250000000              6.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.7450000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        241                    I                        N/A                         207900.00                  7.7500000000              6.7500000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.7500000000                      1.2500000000                       82                          6                          118                           6 Month Libor
        242                    I                        N/A                         224831.16                  7.7500000000              6.8000000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.8000000000                      1.3000000000                       58                          6                          N/A                           6 Month Libor
        243                    I                        N/A                         186200.00                  7.8750000000              6.8250000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.8250000000                      1.2000000000                       58                          6                          118                           6 Month Libor
        244                    I                        N/A                         244000.00                  8.2500000000              6.8400000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.8400000000                      0.8400000000                       59                          6                          119                           6 Month Libor
        245                    I                        N/A                         263868.80                  8.5000000000              6.8600000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   11.8600000000                      0.6100000000                       58                          6                          N/A                           6 Month Libor
        246                    I                        N/A                         360000.00                  7.1250000000              6.8700000000                360                          353                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.8700000000                      2.4950000000                       29                          12                         113                          1 Year Treasury
        247                    I                        N/A                         88825.00                   7.1250000000              6.8700000000                360                          354                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.8700000000                      2.4950000000                       30                          12                          30                          1 Year Treasury
        248                    I                        N/A                         140000.00                  7.1250000000              6.8700000000                360                          355                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.8700000000                      2.4950000000                       31                          12                          31                          1 Year Treasury
        249                    I                        N/A                         546737.00                  7.1250000000              6.8700000000                360                          355                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.8700000000                      2.4950000000                       31                          12                          31                          1 Year Treasury
        250                    I                        N/A                         148530.00                  7.1250000000              6.8700000000                360                          356                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.8700000000                      2.4950000000                       32                          12                          32                          1 Year Treasury
        251                    I                        N/A                         378773.61                  7.1250000000              6.8700000000                360                          356                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   12.8700000000                      2.4950000000                       32                          12                         N/A                          1 Year Treasury
        252                    I                        N/A                         153554.40                  7.1250000000              6.8700000000                360                          350                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.8700000000                      1.9950000000                       26                          12                         110                            1 Year Libor
        253                    I                        N/A                         110367.22                  7.1250000000              6.8700000000                360                          356                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.8700000000                      1.9950000000                       32                          12                          32                            1 Year Libor
        254                    I                        N/A                         263000.00                  7.2500000000              6.8700000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.8700000000                      1.8700000000                       33                          12                          33                            1 Year Libor
        255                    I                        N/A                         164000.00                  7.1250000000              6.8700000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.8700000000                      1.9950000000                       33                          12                          33                            1 Year Libor
        256                    I                        N/A                         93753.06                   7.2500000000              6.8700000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       34                          6                          N/A                           6 Month Libor
        257                    I                        N/A                         112000.00                  7.2500000000              6.8700000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       34                          6                           34                           6 Month Libor
        258                    I                        N/A                         150000.00                  7.2500000000              6.8700000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.8700000000                      1.8700000000                       32                          6                          116                           6 Month Libor
        259                    I                        N/A                         143897.43                  7.2500000000              6.8700000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   11.8700000000                      1.8700000000                       82                          6                          N/A                           6 Month Libor
        260                    I                        N/A                         56000.00                   7.2500000000              6.8700000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.8700000000                      1.8700000000                       80                          6                          116                           6 Month Libor
        261                    I                        N/A                         148612.00                  7.2500000000              6.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.8700000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        262                    I                        N/A                         319999.00                  7.2500000000              6.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.8700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        263                    I                        N/A                         201909.00                  7.2500000000              6.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.8700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        264                    I                        N/A                         263904.00                  7.2500000000              6.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.8700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        265                    I                        N/A                         277640.00                  7.2500000000              6.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.8700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        266                    I                        N/A                         371992.00                  7.2500000000              6.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.8700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        267                    I                        N/A                         250712.00                  7.2500000000              6.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.8700000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        268                    I                        N/A                         112000.00                  7.2500000000              6.9950000000                360                          354                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.9950000000                      1.9950000000                       30                          12                         114                            1 Year Libor
        269                    I                        N/A                         139819.38                  7.3750000000              6.9950000000                360                          358                           N/A                      2.2500000000                   3.0000000000                 2.0000000000                   11.9950000000                      1.8700000000                       34                          12                         118                            1 Year Libor
        270                    I                        N/A                         269911.25                  7.2500000000              6.9950000000                360                          354                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.9950000000                      1.9950000000                       30                          12                         N/A                            1 Year Libor
        271                    I                        N/A                         129342.85                  7.2500000000              6.9950000000                360                          354                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   12.9950000000                      1.9950000000                       30                          12                         N/A                            1 Year Libor
        272                    I                        N/A                         128422.54                  7.3750000000              6.9950000000                360                          355                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       31                          6                          115                           6 Month Libor
        273                    I                        N/A                         158552.00                  7.3750000000              6.9950000000                360                          356                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       32                          6                          116                           6 Month Libor
        274                    I                        N/A                         425050.00                  7.3750000000              6.9950000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       34                          6                          118                           6 Month Libor
        275                    I                        N/A                         102632.11                  7.3750000000              6.9950000000                360                          353                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       29                          6                          N/A                           6 Month Libor
        276                    I                        N/A                         170320.00                  7.3750000000              6.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       83                          6                           83                           6 Month Libor
        277                    I                        N/A                        1118250.00                  7.3750000000              6.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        278                    I                        N/A                         198312.00                  7.3750000000              6.9950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       80                          6                          116                           6 Month Libor
        279                    I                        N/A                         272124.00                  7.3750000000              6.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        280                    I                        N/A                         115600.00                  7.3750000000              6.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        281                    I                        N/A                         379992.00                  7.3750000000              6.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        282                    I                        N/A                         135992.00                  7.3750000000              6.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        283                    I                        N/A                         199992.00                  7.3750000000              6.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        284                    I                        N/A                         227216.00                  7.3750000000              6.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        285                    I                        N/A                         413459.00                  7.3750000000              6.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        286                    I                        N/A                         650000.00                  7.3750000000              6.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        287                    I                        N/A                         334000.00                  7.3750000000              6.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       83                          6                           83                           6 Month Libor
        288                    I                        N/A                         248000.00                  7.7500000000              7.0100000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.0100000000                      1.5100000000                       58                          6                          118                           6 Month Libor
        289                    I                        N/A                         78300.00                   7.8750000000              7.0250000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.0250000000                      1.4000000000                       58                          6                          118                           6 Month Libor
        290                    I                        N/A                         185000.00                  8.2500000000              7.0300000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.0300000000                      1.0300000000                       58                          6                          118                           6 Month Libor
        291                    I                        N/A                         484221.25                  8.7500000000              7.0500000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.0500000000                      0.5500000000                       59                          6                          N/A                           6 Month Libor
        292                    I                        N/A                         305000.00                  8.8750000000              7.0550000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.0550000000                      0.4300000000                       59                          6                          119                           6 Month Libor
        293                    I                        N/A                         121332.21                  7.8750000000              7.0550000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.0550000000                      1.4300000000                       58                          6                          N/A                           6 Month Libor
        294                    I                        N/A                         80651.81                   8.5000000000              7.0900000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.0900000000                      0.8400000000                       58                          6                          N/A                           6 Month Libor
        295                    I                        N/A                         169776.83                  8.1250000000              7.0950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.0950000000                      1.2200000000                       58                          6                          N/A                           6 Month Libor
        296                    I                        N/A                         245000.00                  8.5000000000              7.1100000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1100000000                      0.8600000000                       57                          6                          117                           6 Month Libor
        297                    I                        N/A                         648000.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   3.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       35                          12                         119                            1 Year Libor
        298                    I                        N/A                         249000.00                  7.3750000000              7.1200000000                360                          353                           N/A                      2.6250000000                   2.0000000000                 2.0000000000                   13.1200000000                      2.3700000000                       29                          12                         113                            1 Year Libor
        299                    I                        N/A                         780000.00                  7.3750000000              7.1200000000                360                          354                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   13.1200000000                      1.9950000000                       30                          12                          30                            1 Year Libor
        300                    I                        N/A                         180000.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       34                          6                          118                           6 Month Libor
        301                    I                        N/A                         129600.00                  7.5000000000              7.1200000000                360                          357                           N/A                      5.0000000000                   2.0000000000                 2.0000000000                   13.1200000000                      4.6200000000                       33                          6                          117                           6 Month Libor
        302                    I                        N/A                         152400.00                  7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   13.1200000000                      1.8700000000                       33                          6                          117                           6 Month Libor
        303                    I                        N/A                         101760.00                  7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       33                          6                          117                           6 Month Libor
        304                    I                        N/A                         315975.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       58                          12                          58                            1 Year Libor
        305                    I                        N/A                         183840.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          12                         119                            1 Year Libor
        306                    I                        N/A                         129920.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       58                          12                         118                            1 Year Libor
        307                    I                        N/A                         91200.00                   7.3750000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        308                    I                        N/A                         159878.25                  7.3750000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        309                    I                        N/A                         176800.00                  7.3750000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        310                    I                        N/A                         764400.00                  7.3750000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.1200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        311                    I                        N/A                         364400.00                  7.3750000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.1200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        312                    I                        N/A                         288000.00                  7.3750000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.1200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        313                    I                        N/A                         428000.00                  7.3750000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        314                    I                        N/A                         200000.00                  7.3750000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.1200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        315                    I                        N/A                         211413.27                  7.3750000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.1200000000                      1.9950000000                       57                          12                         N/A                            1 Year Libor
        316                    I                        N/A                         234042.19                  7.3750000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.1200000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        317                    I                        N/A                         311762.59                  7.3750000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.1200000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        318                    I                        N/A                        1820000.00                  7.5000000000              7.1200000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        319                    I                        N/A                         390400.00                  7.5000000000              7.1200000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        320                    I                        N/A                         408000.00                  7.5000000000              7.1200000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        321                    I                        N/A                         107037.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        322                    I                        N/A                         76000.00                   7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        323                    I                        N/A                         584000.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        324                    I                        N/A                         68000.00                   7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        325                    I                        N/A                         52100.00                   7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        326                    I                        N/A                         130900.00                  7.5000000000              7.1200000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        327                    I                        N/A                         369600.00                  7.5000000000              7.1200000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        328                    I                        N/A                         560000.00                  7.5000000000              7.1200000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        329                    I                        N/A                         219340.77                  7.5000000000              7.1200000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.1200000000                      1.8700000000                       56                          6                          N/A                           6 Month Libor
        330                    I                        N/A                         294604.39                  7.5000000000              7.1200000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        331                    I                        N/A                         982500.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        332                    I                        N/A                         480000.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        333                    I                        N/A                         236800.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        334                    I                        N/A                         725591.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        335                    I                        N/A                         79770.89                   7.5000000000              7.1200000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   13.1200000000                      2.3700000000                       57                          6                          N/A                           6 Month Libor
        336                    I                        N/A                         504000.00                  7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        337                    I                        N/A                         152000.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        338                    I                        N/A                         118400.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        339                    I                        N/A                         732000.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        340                    I                        N/A                         483750.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        341                    I                        N/A                         241400.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        342                    I                        N/A                         229500.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        343                    I                        N/A                         149500.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        344                    I                        N/A                         230400.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        345                    I                        N/A                         640000.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        346                    I                        N/A                         156566.53                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        347                    I                        N/A                         175769.46                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.1200000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        348                    I                        N/A                         119821.32                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        349                    I                        N/A                        1312500.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        350                    I                        N/A                         479285.31                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        351                    I                        N/A                         281580.13                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        352                    I                        N/A                         191057.27                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.1200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        353                    I                        N/A                         534900.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        354                    I                        N/A                         344000.00                  7.5000000000              7.1200000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        355                    I                        N/A                         153420.00                  7.5000000000              7.1200000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        356                    I                        N/A                         144000.00                  7.5000000000              7.1200000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        357                    I                        N/A                         223250.00                  7.5000000000              7.1200000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.1200000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        358                    I                        N/A                         109600.00                  7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        359                    I                        N/A                         142350.00                  7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        360                    I                        N/A                         63200.00                   7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        361                    I                        N/A                         201600.00                  7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        362                    I                        N/A                         916000.00                  7.5000000000              7.1200000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   13.1200000000                      2.3700000000                       57                          6                          117                           6 Month Libor
        363                    I                        N/A                         476600.00                  7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        364                    I                        N/A                         602910.00                  7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        365                    I                        N/A                        1170000.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        366                    I                        N/A                         476250.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        367                    I                        N/A                         136000.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        368                    I                        N/A                         427900.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        369                    I                        N/A                         874000.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        370                    I                        N/A                         128000.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        371                    I                        N/A                        1000000.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        372                    I                        N/A                         575000.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        373                    I                        N/A                         336750.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        374                    I                        N/A                         407700.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        375                    I                        N/A                         328800.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        376                    I                        N/A                         639525.03                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        377                    I                        N/A                         232750.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        378                    I                        N/A                         518400.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        379                    I                        N/A                         354600.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        380                    I                        N/A                         492287.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        381                    I                        N/A                         528000.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        382                    I                        N/A                         213550.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        383                    I                        N/A                         370400.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        384                    I                        N/A                         143424.32                  7.5000000000              7.1200000000                360                          360                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   13.1200000000                      2.3700000000                       60                          6                          120                           6 Month Libor
        385                    I                        N/A                         310800.00                  7.5000000000              7.1200000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        386                    I                        N/A                         873000.00                  7.5000000000              7.1200000000                360                          355                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.1200000000                      1.8700000000                       55                          6                           55                           6 Month Libor
        387                    I                        N/A                         320000.00                  7.5000000000              7.1200000000                360                          356                           N/A                      2.5000000000                   6.0000000000                 2.0000000000                   13.1200000000                      2.1200000000                       56                          6                           56                           6 Month Libor
        388                    I                        N/A                         965000.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        389                    I                        N/A                         444925.09                  7.5000000000              7.1200000000                480                          476                           356                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       56                          6                          N/A                           6 Month Libor
        390                    I                        N/A                         187812.32                  7.5000000000              7.1200000000                480                          477                           357                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        391                    I                        N/A                         143837.02                  7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        392                    I                        N/A                         191721.49                  7.5000000000              7.1200000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   13.1200000000                      2.3700000000                       57                          6                          N/A                           6 Month Libor
        393                    I                        N/A                         103040.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        394                    I                        N/A                         305112.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       82                          6                           82                           6 Month Libor
        395                    I                        N/A                         192000.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       82                          6                           82                           6 Month Libor
        396                    I                        N/A                         107975.00                  7.5000000000              7.1200000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       80                          6                          116                           6 Month Libor
        397                    I                        N/A                         355520.00                  7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        398                    I                        N/A                         176307.00                  7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        399                    I                        N/A                         339612.00                  7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        400                    I                        N/A                         163912.00                  7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        401                    I                        N/A                         248000.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        402                    I                        N/A                         288266.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        403                    I                        N/A                         328512.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        404                    I                        N/A                         645877.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        405                    I                        N/A                         193019.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        406                    I                        N/A                         279627.00                  7.5000000000              7.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        407                    I                        N/A                         650000.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        408                    I                        N/A                         189520.00                  7.5000000000              7.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        409                    I                        N/A                         178798.53                  7.5000000000              7.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1200000000                      1.8700000000                       81                          6                          N/A                           6 Month Libor
        410                    I                        N/A                         588226.81                  8.1250000000              7.1250000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1250000000                      1.2500000000                       58                          6                          N/A                           6 Month Libor
        411                    I                        N/A                         265201.20                  8.8750000000              7.1350000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1350000000                      0.5100000000                       58                          6                          N/A                           6 Month Libor
        412                    I                        N/A                         320000.00                  8.2500000000              7.1400000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.1400000000                      1.1400000000                       56                          6                          116                           6 Month Libor
        413                    I                        N/A                         300000.00                  8.1250000000              7.1450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1450000000                      1.2700000000                       83                          6                          119                           6 Month Libor
        414                    I                        N/A                         350071.25                  8.7500000000              7.1500000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1500000000                      0.6500000000                       57                          6                          117                           6 Month Libor
        415                    I                        N/A                         272000.00                  8.5000000000              7.1500000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1500000000                      0.9000000000                       58                          6                          118                           6 Month Libor
        416                    I                        N/A                         146250.00                  8.0000000000              7.1800000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1800000000                      1.4300000000                       57                          6                          117                           6 Month Libor
        417                    I                        N/A                         165000.00                  8.7500000000              7.1900000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1900000000                      0.6900000000                       58                          6                          118                           6 Month Libor
        418                    I                        N/A                         154656.83                  8.3750000000              7.1950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.1950000000                      1.0700000000                       58                          6                          N/A                           6 Month Libor
        419                    I                        N/A                         105000.00                  8.9250000000              7.1950000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.1950000000                      0.5200000000                       56                          6                          116                           6 Month Libor
        420                    I                        N/A                         438781.81                  8.5000000000              7.2000000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   12.2000000000                      0.9500000000                       58                          6                          N/A                           6 Month Libor
        421                    I                        N/A                         349506.23                  8.8750000000              7.2150000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2150000000                      0.5900000000                       58                          6                          N/A                           6 Month Libor
        422                    I                        N/A                         251500.00                  8.5000000000              7.2300000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2300000000                      0.9800000000                       58                          6                          118                           6 Month Libor
        423                    I                        N/A                         221000.00                  8.5750000000              7.2350000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   13.2350000000                      1.4100000000                       57                          6                          117                           6 Month Libor
        424                    I                        N/A                         158318.38                  7.5000000000              7.2450000000                360                          352                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   13.2450000000                      2.4950000000                       28                          12                         N/A                          1 Year Treasury
        425                    I                        N/A                         560000.00                  7.5000000000              7.2450000000                360                          354                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   13.2450000000                      1.9950000000                       30                          12                         114                            1 Year Libor
        426                    I                        N/A                         207500.00                  7.6250000000              7.2450000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   13.2450000000                      1.8700000000                       33                          6                          117                           6 Month Libor
        427                    I                        N/A                         348000.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       59                          12                         119                            1 Year Libor
        428                    I                        N/A                         112000.00                  7.5000000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.2450000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        429                    I                        N/A                        1147200.00                  7.5000000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.2450000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        430                    I                        N/A                         623200.00                  7.5000000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.2450000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        431                    I                        N/A                         156800.00                  7.5000000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.2450000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        432                    I                        N/A                         127200.00                  7.5000000000              7.2450000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.2450000000                      1.9950000000                       60                          12                          60                            1 Year Libor
        433                    I                        N/A                         73920.00                   7.5000000000              7.2450000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.2450000000                      1.9950000000                       60                          12                          60                            1 Year Libor
        434                    I                        N/A                         857920.71                  7.5000000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.2450000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        435                    I                        N/A                         167878.41                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       59                          12                         N/A                            1 Year Libor
        436                    I                        N/A                         128000.00                  7.5000000000              7.2450000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.2450000000                      1.9950000000                       60                          12                         N/A                            1 Year Libor
        437                    I                        N/A                         235657.30                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        438                    I                        N/A                        1000000.00                  7.6250000000              7.2450000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   13.2450000000                      2.3700000000                       57                          6                          117                           6 Month Libor
        439                    I                        N/A                         159000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        440                    I                        N/A                         146160.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        441                    I                        N/A                         480000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        442                    I                        N/A                         116000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        443                    I                        N/A                        1495000.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        444                    I                        N/A                         187500.00                  7.6250000000              7.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        445                    I                        N/A                        1852500.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        446                    I                        N/A                         119000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        447                    I                        N/A                         95250.00                   7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        448                    I                        N/A                         395600.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        449                    I                        N/A                         116750.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        450                    I                        N/A                         203400.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        451                    I                        N/A                         319939.36                  7.6250000000              7.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        452                    I                        N/A                         82305.30                   7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        453                    I                        N/A                         85874.11                   7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.2450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        454                    I                        N/A                         104924.01                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        455                    I                        N/A                         304000.00                  7.6250000000              7.2450000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        456                    I                        N/A                         178640.00                  7.6250000000              7.2450000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        457                    I                        N/A                         57750.00                   7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        458                    I                        N/A                        1540000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        459                    I                        N/A                         105600.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        460                    I                        N/A                         140000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        461                    I                        N/A                        1000000.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        462                    I                        N/A                         163450.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        463                    I                        N/A                         320800.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        464                    I                        N/A                         96560.00                   7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        465                    I                        N/A                         326500.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        466                    I                        N/A                         210400.00                  7.6250000000              7.2450000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        467                    I                        N/A                         214320.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        468                    I                        N/A                         548652.62                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        469                    I                        N/A                         650000.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        470                    I                        N/A                         500000.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        471                    I                        N/A                         512000.00                  7.6250000000              7.2450000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        472                    I                        N/A                        1472937.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        473                    I                        N/A                         168800.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        474                    I                        N/A                         417000.00                  7.6250000000              7.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        475                    I                        N/A                         110880.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        476                    I                        N/A                         433900.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        477                    I                        N/A                         100000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        478                    I                        N/A                         680000.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        479                    I                        N/A                         605000.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        480                    I                        N/A                         312000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        481                    I                        N/A                         973584.16                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        482                    I                        N/A                         599200.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        483                    I                        N/A                         499480.00                  7.6250000000              7.2450000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        484                    I                        N/A                         354600.00                  7.6250000000              7.2450000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        485                    I                        N/A                         650000.00                  7.6250000000              7.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        486                    I                        N/A                        1000000.00                  7.6250000000              7.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        487                    I                        N/A                         279299.49                  7.6250000000              7.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        488                    I                        N/A                         140320.00                  7.6250000000              7.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        489                    I                        N/A                         156100.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        490                    I                        N/A                         52500.00                   7.6250000000              7.2450000000                360                          358                           N/A                      2.7500000000                   5.0000000000                 1.0000000000                   12.2450000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        491                    I                        N/A                         116900.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        492                    I                        N/A                         825000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        493                    I                        N/A                        1500000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        494                    I                        N/A                         517550.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        495                    I                        N/A                         131150.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        496                    I                        N/A                         94000.00                   7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        497                    I                        N/A                         173503.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        498                    I                        N/A                         145600.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        499                    I                        N/A                         168000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        500                    I                        N/A                         150400.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        501                    I                        N/A                         224000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        502                    I                        N/A                         310000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        503                    I                        N/A                         158060.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        504                    I                        N/A                         198750.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        505                    I                        N/A                         397150.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        506                    I                        N/A                         508000.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        507                    I                        N/A                         246600.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        508                    I                        N/A                         600000.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        509                    I                        N/A                         221408.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        510                    I                        N/A                         392000.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        511                    I                        N/A                         640000.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        512                    I                        N/A                         80000.00                   7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        513                    I                        N/A                         536000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        514                    I                        N/A                         421600.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        515                    I                        N/A                         69398.98                   7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        516                    I                        N/A                         228128.23                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        517                    I                        N/A                         416394.46                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.2450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        518                    I                        N/A                         575163.57                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        519                    I                        N/A                         838780.20                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        520                    I                        N/A                         171928.75                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        521                    I                        N/A                         240000.00                  7.6250000000              7.2450000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       60                          6                          N/A                           6 Month Libor
        522                    I                        N/A                         348360.00                  7.6250000000              7.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        523                    I                        N/A                         305356.13                  7.6250000000              7.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        524                    I                        N/A                         206909.99                  7.6250000000              7.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        525                    I                        N/A                         379992.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        526                    I                        N/A                         521600.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        527                    I                        N/A                         412000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        528                    I                        N/A                         175992.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        529                    I                        N/A                         440000.00                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        530                    I                        N/A                         418874.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        531                    I                        N/A                         176000.00                  7.6250000000              7.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        532                    I                        N/A                         604820.43                  7.6250000000              7.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2450000000                      1.8700000000                       82                          6                          N/A                           6 Month Libor
        533                    I                        N/A                         359000.00                  8.5000000000              7.2700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2700000000                      1.0200000000                       57                          6                          117                           6 Month Libor
        534                    I                        N/A                         221519.18                  9.2500000000              7.2700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2700000000                      0.2700000000                       58                          6                          N/A                           6 Month Libor
        535                    I                        N/A                         44854.55                   8.2500000000              7.2700000000                360                          355                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.2700000000                      1.2700000000                       79                          6                          N/A                           6 Month Libor
        536                    I                        N/A                         350000.00                  8.5000000000              7.2800000000                480                          480                           360                      2.2500000000                   5.0000000000                 1.0000000000                   12.2800000000                      1.0300000000                       60                          6                          N/A                           6 Month Libor
        537                    I                        N/A                         320000.00                  8.5000000000              7.2800000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2800000000                      1.0300000000                       59                          6                          119                           6 Month Libor
        538                    I                        N/A                         147079.94                  8.7500000000              7.2900000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2900000000                      0.7900000000                       58                          6                          N/A                           6 Month Libor
        539                    I                        N/A                         238500.00                  8.8750000000              7.2950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2950000000                      0.6700000000                       60                          6                          120                           6 Month Libor
        540                    I                        N/A                         108000.00                  7.6750000000              7.2950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.2950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        541                    I                        N/A                         341665.14                  8.5000000000              7.3100000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   12.3100000000                      1.0600000000                       58                          6                          N/A                           6 Month Libor
        542                    I                        N/A                         223250.00                  8.5000000000              7.3200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3200000000                      1.0700000000                       58                          6                           58                           6 Month Libor
        543                    I                        N/A                         209880.00                  8.5250000000              7.3250000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   13.3250000000                      1.5500000000                       57                          6                          117                           6 Month Libor
        544                    I                        N/A                         114179.91                  8.1250000000              7.3350000000                360                          358                           N/A                      3.2500000000                   5.0000000000                 1.0000000000                   12.3350000000                      2.4600000000                       58                          6                          N/A                           6 Month Libor
        545                    I                        N/A                         324594.59                  8.3750000000              7.3650000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3650000000                      1.2400000000                       58                          6                          N/A                           6 Month Libor
        546                    I                        N/A                         203935.19                  7.6250000000              7.3700000000                360                          357                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   13.3700000000                      2.4950000000                       33                          12                          33                          1 Year Treasury
        547                    I                        N/A                         125209.98                  7.6250000000              7.3700000000                360                          353                           N/A                      2.7500000000                   2.0000000000                 2.0000000000                   13.3700000000                      2.4950000000                       29                          12                         N/A                          1 Year Treasury
        548                    I                        N/A                         448000.00                  7.6250000000              7.3700000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   13.3700000000                      1.9950000000                       34                          12                          34                            1 Year Libor
        549                    I                        N/A                         452150.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   13.3700000000                      1.8700000000                       34                          6                          118                           6 Month Libor
        550                    I                        N/A                         325600.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   13.3700000000                      1.8700000000                       35                          6                          119                           6 Month Libor
        551                    I                        N/A                         230206.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          12                         118                            1 Year Libor
        552                    I                        N/A                         392800.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       59                          12                         119                            1 Year Libor
        553                    I                        N/A                         240000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       59                          12                         119                            1 Year Libor
        554                    I                        N/A                         143010.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       59                          12                         119                            1 Year Libor
        555                    I                        N/A                         536000.00                  7.6250000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        556                    I                        N/A                         300000.00                  7.6250000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        557                    I                        N/A                         236000.00                  7.6250000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        558                    I                        N/A                         175200.00                  7.6250000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        559                    I                        N/A                         408000.00                  7.6250000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        560                    I                        N/A                         344000.00                  7.6250000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        561                    I                        N/A                         142640.00                  7.6250000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        562                    I                        N/A                         85405.41                   7.7500000000              7.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       56                          12                         N/A                            1 Year Libor
        563                    I                        N/A                         272000.00                  7.7500000000              7.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        564                    I                        N/A                         114400.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        565                    I                        N/A                         604000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        566                    I                        N/A                         688000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        567                    I                        N/A                         116000.00                  7.7500000000              7.3700000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        568                    I                        N/A                         264000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        569                    I                        N/A                         190782.08                  7.7500000000              7.3700000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        570                    I                        N/A                         159976.69                  7.7500000000              7.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        571                    I                        N/A                         510000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        572                    I                        N/A                         911250.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        573                    I                        N/A                         568000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        574                    I                        N/A                         292000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        575                    I                        N/A                         355826.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   13.3700000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        576                    I                        N/A                         235854.21                  7.7500000000              7.3700000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        577                    I                        N/A                         183886.34                  7.7500000000              7.3700000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        578                    I                        N/A                         253521.92                  7.7500000000              7.3700000000                480                          479                           359                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        579                    I                        N/A                         238482.55                  7.7500000000              7.3700000000                480                          479                           359                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        580                    I                        N/A                         312000.00                  7.7500000000              7.3700000000                480                          480                           360                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       60                          6                          N/A                           6 Month Libor
        581                    I                        N/A                         512000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        582                    I                        N/A                         120000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        583                    I                        N/A                         304000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        584                    I                        N/A                         175945.82                  7.7500000000              7.3700000000                480                          479                           359                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        585                    I                        N/A                         75000.00                   7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        586                    I                        N/A                         216000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        587                    I                        N/A                         650000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        588                    I                        N/A                         679037.04                  7.7500000000              7.3700000000                360                          358                           N/A                      4.0000000000                   2.0000000000                 6.0000000000                   13.3700000000                      3.6200000000                       58                          6                          N/A                           6 Month Libor
        589                    I                        N/A                         799741.67                  7.7500000000              7.3700000000                360                          354                           N/A                      2.7500000000                   5.0000000000                 1.0000000000                   12.3700000000                      2.3700000000                       54                          6                          114                           6 Month Libor
        590                    I                        N/A                         180600.00                  7.7500000000              7.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        591                    I                        N/A                         98000.00                   7.7500000000              7.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        592                    I                        N/A                         63599.00                   7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        593                    I                        N/A                         139875.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        594                    I                        N/A                         59250.00                   7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        595                    I                        N/A                        1462500.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        596                    I                        N/A                         152000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        597                    I                        N/A                         504000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        598                    I                        N/A                         122750.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        599                    I                        N/A                         103100.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        600                    I                        N/A                         116000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        601                    I                        N/A                         135200.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        602                    I                        N/A                         277600.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        603                    I                        N/A                         496000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        604                    I                        N/A                         149953.82                  7.7500000000              7.3700000000                480                          479                           359                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        605                    I                        N/A                         852000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        606                    I                        N/A                        1393018.39                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        607                    I                        N/A                        1200000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        608                    I                        N/A                         592000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        609                    I                        N/A                         468000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        610                    I                        N/A                         998583.87                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.3700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        611                    I                        N/A                        1000000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        612                    I                        N/A                         704000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        613                    I                        N/A                         290400.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        614                    I                        N/A                         750000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        615                    I                        N/A                         800000.00                  7.7500000000              7.3700000000                360                          354                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       54                          6                          114                           6 Month Libor
        616                    I                        N/A                        1468225.73                  7.7500000000              7.3700000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        617                    I                        N/A                         113200.00                  7.7500000000              7.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        618                    I                        N/A                         485000.00                  7.7500000000              7.3700000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        619                    I                        N/A                         147950.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        620                    I                        N/A                        2000000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   13.3700000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        621                    I                        N/A                        1125000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        622                    I                        N/A                         160500.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        623                    I                        N/A                         461600.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        624                    I                        N/A                         96000.00                   7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        625                    I                        N/A                         489500.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        626                    I                        N/A                         127840.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        627                    I                        N/A                         382000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        628                    I                        N/A                         650000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        629                    I                        N/A                         156000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        630                    I                        N/A                         260000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        631                    I                        N/A                         97600.00                   7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        632                    I                        N/A                         101250.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        633                    I                        N/A                         536000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        634                    I                        N/A                         980000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        635                    I                        N/A                         105000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        636                    I                        N/A                         168000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        637                    I                        N/A                        1000000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        638                    I                        N/A                         600005.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        639                    I                        N/A                         897050.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        640                    I                        N/A                         380000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        641                    I                        N/A                         122800.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        642                    I                        N/A                         559200.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        643                    I                        N/A                        1000000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        644                    I                        N/A                         452000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        645                    I                        N/A                         210054.57                  7.7500000000              7.3700000000                480                          477                           357                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        646                    I                        N/A                         279659.81                  7.7500000000              7.3700000000                480                          477                           357                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        647                    I                        N/A                         457717.09                  7.7500000000              7.3700000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        648                    I                        N/A                         139801.74                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        649                    I                        N/A                         139956.90                  7.7500000000              7.3700000000                480                          479                           359                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        650                    I                        N/A                         93232.15                   7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        651                    I                        N/A                         126000.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        652                    I                        N/A                         508000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        653                    I                        N/A                         98720.00                   7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        654                    I                        N/A                         262360.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       83                          6                           83                           6 Month Libor
        655                    I                        N/A                         201321.00                  7.7500000000              7.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        656                    I                        N/A                         155152.00                  7.7500000000              7.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        657                    I                        N/A                         168100.00                  7.7500000000              7.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        658                    I                        N/A                         67167.90                   7.7500000000              7.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        659                    I                        N/A                         134292.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        660                    I                        N/A                         301858.00                  7.7500000000              7.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        661                    I                        N/A                         254000.00                  7.7500000000              7.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3700000000                      1.8700000000                       83                          6                           83                           6 Month Libor
        662                    I                        N/A                         287109.00                  8.8750000000              7.3750000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   13.3750000000                      1.2500000000                       57                          6                          117                           6 Month Libor
        663                    I                        N/A                         104350.00                  8.6250000000              7.3750000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   12.3750000000                      1.0000000000                       58                          6                          N/A                           6 Month Libor
        664                    I                        N/A                         292600.00                  8.3750000000              7.3750000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3750000000                      1.2500000000                       58                          6                          118                           6 Month Libor
        665                    I                        N/A                         222000.00                  8.8750000000              7.3850000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.3850000000                      0.7600000000                       58                          6                          118                           6 Month Libor
        666                    I                        N/A                         126900.00                  8.7750000000              7.4050000000                360                          356                           N/A                      5.0000000000                   2.0000000000                 1.0000000000                   13.4050000000                      3.6300000000                       32                          6                          116                           6 Month Libor
        667                    I                        N/A                         360000.00                  8.7500000000              7.4100000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4100000000                      0.9100000000                       58                          6                          118                           6 Month Libor
        668                    I                        N/A                         130772.24                  8.7500000000              7.4100000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4100000000                      0.9100000000                       57                          6                          N/A                           6 Month Libor
        669                    I                        N/A                         321000.00                  8.7500000000              7.4100000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4100000000                      0.9100000000                       58                          6                          118                           6 Month Libor
        670                    I                        N/A                         206910.00                  9.5000000000              7.4300000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4300000000                      0.1800000000                       59                          6                          119                           6 Month Libor
        671                    I                        N/A                         179910.00                  8.8750000000              7.4350000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4350000000                      0.8100000000                       59                          6                          119                           6 Month Libor
        672                    I                        N/A                         419787.00                  8.5000000000              7.4400000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4400000000                      1.1900000000                       58                          6                          118                           6 Month Libor
        673                    I                        N/A                         305000.00                  8.7500000000              7.4400000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4400000000                      0.9400000000                       59                          6                          119                           6 Month Libor
        674                    I                        N/A                         446128.95                  8.6250000000              7.4450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4450000000                      1.0700000000                       57                          6                          117                           6 Month Libor
        675                    I                        N/A                         242000.00                  9.1250000000              7.4650000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4650000000                      0.5900000000                       59                          6                          119                           6 Month Libor
        676                    I                        N/A                         237318.43                  8.6250000000              7.4750000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4750000000                      1.1000000000                       58                          6                          N/A                           6 Month Libor
        677                    I                        N/A                         99750.00                   8.7500000000              7.4800000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4800000000                      0.9800000000                       59                          6                          119                           6 Month Libor
        678                    I                        N/A                         262500.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   13.4950000000                      1.8700000000                       34                          6                          118                           6 Month Libor
        679                    I                        N/A                         729679.84                  7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   13.4950000000                      1.8700000000                       33                          6                          117                           6 Month Libor
        680                    I                        N/A                         488000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   13.4950000000                      1.8700000000                       34                          6                          118                           6 Month Libor
        681                    I                        N/A                         356000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          12                         119                            1 Year Libor
        682                    I                        N/A                         212000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       59                          12                         119                            1 Year Libor
        683                    I                        N/A                         73800.00                   7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          12                         118                            1 Year Libor
        684                    I                        N/A                         233800.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       58                          12                         118                            1 Year Libor
        685                    I                        N/A                         106000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       58                          12                         118                            1 Year Libor
        686                    I                        N/A                         87000.00                   7.7500000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        687                    I                        N/A                         107847.07                  7.7500000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.4950000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        688                    I                        N/A                         52762.74                   7.7500000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.4950000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        689                    I                        N/A                         200000.00                  7.8750000000              7.4950000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        690                    I                        N/A                         112000.00                  7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        691                    I                        N/A                         568000.00                  7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        692                    I                        N/A                         114400.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        693                    I                        N/A                         504000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        694                    I                        N/A                         100800.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        695                    I                        N/A                         208000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        696                    I                        N/A                         800000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        697                    I                        N/A                         712000.00                  7.8750000000              7.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        698                    I                        N/A                         360000.00                  7.8750000000              7.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        699                    I                        N/A                         800000.00                  7.8750000000              7.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        700                    I                        N/A                         124720.00                  7.8750000000              7.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        701                    I                        N/A                         137600.00                  7.8750000000              7.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        702                    I                        N/A                         100800.00                  7.8750000000              7.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        703                    I                        N/A                         491661.40                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        704                    I                        N/A                        1425000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        705                    I                        N/A                         128000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        706                    I                        N/A                         135600.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        707                    I                        N/A                         128000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        708                    I                        N/A                         319904.96                  7.8750000000              7.4950000000                480                          479                           359                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        709                    I                        N/A                         372000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        710                    I                        N/A                         507920.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        711                    I                        N/A                         772000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   13.4950000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        712                    I                        N/A                         860000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.7500000000                   5.0000000000                 1.0000000000                   12.4950000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        713                    I                        N/A                         768000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   13.4950000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        714                    I                        N/A                         49999.36                   7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        715                    I                        N/A                         650000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        716                    I                        N/A                         130400.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        717                    I                        N/A                        1012500.00                  7.8750000000              7.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        718                    I                        N/A                        1331925.00                  7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       57                          6                           57                           6 Month Libor
        719                    I                        N/A                         825000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        720                    I                        N/A                         335799.77                  7.8750000000              7.4950000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        721                    I                        N/A                         715000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        722                    I                        N/A                        1350000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        723                    I                        N/A                         619200.00                  7.8750000000              7.4950000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        724                    I                        N/A                         120000.00                  7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        725                    I                        N/A                         75000.00                   7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        726                    I                        N/A                         79500.00                   7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        727                    I                        N/A                         436500.00                  7.8750000000              7.4950000000                360                          358                           N/A                      3.8750000000                   5.0000000000                 1.0000000000                   12.4950000000                      3.4950000000                       58                          6                          118                           6 Month Libor
        728                    I                        N/A                         232000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        729                    I                        N/A                         552000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 1.0000000000                   13.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        730                    I                        N/A                         440000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        731                    I                        N/A                         196000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        732                    I                        N/A                         139958.42                  7.8750000000              7.4950000000                480                          479                           359                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        733                    I                        N/A                         70364.69                   7.8750000000              7.4950000000                360                          354                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       54                          6                          114                           6 Month Libor
        734                    I                        N/A                         132000.00                  7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        735                    I                        N/A                         96375.00                   7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        736                    I                        N/A                         431246.75                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        737                    I                        N/A                         154350.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        738                    I                        N/A                         560350.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        739                    I                        N/A                         151920.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        740                    I                        N/A                         184000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        741                    I                        N/A                         960000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        742                    I                        N/A                         880000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        743                    I                        N/A                         346900.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        744                    I                        N/A                         51750.00                   7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        745                    I                        N/A                         420000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        746                    I                        N/A                         447381.34                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        747                    I                        N/A                         699518.26                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        748                    I                        N/A                        1270305.00                  7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        749                    I                        N/A                         292000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        750                    I                        N/A                         132000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        751                    I                        N/A                         203379.94                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.4950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        752                    I                        N/A                        1500000.00                  7.8750000000              7.4950000000                360                          354                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       54                          6                          114                           6 Month Libor
        753                    I                        N/A                         168840.00                  7.8750000000              7.4950000000                360                          354                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.4950000000                      1.8700000000                       54                          6                          114                           6 Month Libor
        754                    I                        N/A                         73985.63                   7.8750000000              7.4950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        755                    I                        N/A                         474668.00                  7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        756                    I                        N/A                        1036000.00                  7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        757                    I                        N/A                         116250.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        758                    I                        N/A                         220500.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        759                    I                        N/A                         431600.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        760                    I                        N/A                         558750.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        761                    I                        N/A                         704800.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        762                    I                        N/A                         150000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        763                    I                        N/A                         130300.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        764                    I                        N/A                         217600.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        765                    I                        N/A                         133500.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        766                    I                        N/A                         541000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        767                    I                        N/A                         499400.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        768                    I                        N/A                         515150.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        769                    I                        N/A                         232108.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        770                    I                        N/A                         601600.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        771                    I                        N/A                         438000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        772                    I                        N/A                         475200.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        773                    I                        N/A                         92000.00                   7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        774                    I                        N/A                         106320.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        775                    I                        N/A                         872459.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        776                    I                        N/A                         500000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        777                    I                        N/A                        1260000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        778                    I                        N/A                         600000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        779                    I                        N/A                         263500.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        780                    I                        N/A                         640000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        781                    I                        N/A                         164000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        782                    I                        N/A                         200200.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        783                    I                        N/A                         214000.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        784                    I                        N/A                         634232.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        785                    I                        N/A                         526900.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        786                    I                        N/A                         292000.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        787                    I                        N/A                         57360.10                   7.8750000000              7.4950000000                360                          356                           N/A                      2.5000000000                   6.0000000000                 2.0000000000                   13.4950000000                      2.1200000000                       56                          6                          N/A                           6 Month Libor
        788                    I                        N/A                         79090.64                   7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        789                    I                        N/A                         629566.44                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        790                    I                        N/A                         125786.37                  7.8750000000              7.4950000000                360                          359                           N/A                      5.0000000000                   5.0000000000                 1.0000000000                   12.4950000000                      4.6200000000                       59                          6                          N/A                           6 Month Libor
        791                    I                        N/A                         361899.54                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       82                          12                         N/A                            1 Year Libor
        792                    I                        N/A                         127733.99                  7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       81                          6                          N/A                           6 Month Libor
        793                    I                        N/A                         356250.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        794                    I                        N/A                         121920.00                  7.8750000000              7.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       83                          6                           83                           6 Month Libor
        795                    I                        N/A                         175634.25                  7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       81                          6                          N/A                           6 Month Libor
        796                    I                        N/A                         79888.58                   7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       82                          6                          N/A                           6 Month Libor
        797                    I                        N/A                         527085.00                  7.8750000000              7.4950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       80                          6                          116                           6 Month Libor
        798                    I                        N/A                         58450.00                   7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        799                    I                        N/A                         259812.00                  7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        800                    I                        N/A                         231923.87                  7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        801                    I                        N/A                         141600.00                  7.8750000000              7.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        802                    I                        N/A                         161600.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        803                    I                        N/A                         175500.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        804                    I                        N/A                         177600.00                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       82                          6                           82                           6 Month Libor
        805                    I                        N/A                         275618.87                  7.8750000000              7.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       82                          6                          N/A                           6 Month Libor
        806                    I                        N/A                         149735.63                  9.0000000000              7.5000000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.5000000000                      0.7500000000                       58                          6                          N/A                           6 Month Libor
        807                    I                        N/A                         107100.00                  8.7500000000              7.5000000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.5000000000                      1.0000000000                       59                          6                          119                           6 Month Libor
        808                    I                        N/A                         455000.00                  8.5000000000              7.5200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.5200000000                      1.2700000000                       58                          6                           58                           6 Month Libor
        809                    I                        N/A                         288164.00                  8.8750000000              7.5350000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.5350000000                      0.9100000000                       59                          6                          119                           6 Month Libor
        810                    I                        N/A                         180000.00                  8.8750000000              7.5350000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.5350000000                      0.9100000000                       82                          6                          118                           6 Month Libor
        811                    I                        N/A                         475000.00                  8.7500000000              7.5500000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.5500000000                      1.0500000000                       59                          6                          119                           6 Month Libor
        812                    I                        N/A                         500000.00                  9.2500000000              7.5900000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.5900000000                      0.5900000000                       59                          6                          119                           6 Month Libor
        813                    I                        N/A                         124000.00                  7.9900000000              7.6100000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6100000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        814                    I                        N/A                         485000.00                  7.9990000000              7.6190000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6190000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        815                    I                        N/A                         153792.00                  7.9990000000              7.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6190000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        816                    I                        N/A                         564320.00                  7.9990000000              7.6190000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6190000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        817                    I                        N/A                         650000.00                  7.9990000000              7.6190000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6190000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        818                    I                        N/A                         190400.00                  7.9990000000              7.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6190000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        819                    I                        N/A                         258400.00                  7.9990000000              7.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6190000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        820                    I                        N/A                         461724.00                  7.9990000000              7.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6190000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        821                    I                        N/A                         270176.00                  7.9990000000              7.6190000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6190000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        822                    I                        N/A                         170888.00                  8.0000000000              7.6200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.6200000000                      1.8700000000                       57                          12                         117                            1 Year Libor
        823                    I                        N/A                         152285.00                  8.0000000000              7.6200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.6200000000                      1.8700000000                       57                          12                          57                            1 Year Libor
        824                    I                        N/A                         192000.00                  7.8750000000              7.6200000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.6200000000                      1.9950000000                       60                          12                          60                            1 Year Libor
        825                    I                        N/A                         95888.96                   7.8750000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.6200000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        826                    I                        N/A                         184000.00                  8.0000000000              7.6200000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        827                    I                        N/A                         141600.00                  8.0000000000              7.6200000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        828                    I                        N/A                         806250.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        829                    I                        N/A                         456000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        830                    I                        N/A                         460529.08                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        831                    I                        N/A                        1500000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        832                    I                        N/A                         131732.52                  8.0000000000              7.6200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        833                    I                        N/A                         202400.00                  8.0000000000              7.6200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        834                    I                        N/A                         492000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        835                    I                        N/A                         248000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        836                    I                        N/A                         157080.72                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        837                    I                        N/A                         400000.00                  8.0000000000              7.6200000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        838                    I                        N/A                        1500000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        839                    I                        N/A                         56250.00                   8.0000000000              7.6200000000                360                          358                           N/A                      5.3600000000                   5.0000000000                 1.0000000000                   12.6200000000                      4.9800000000                       58                          6                          118                           6 Month Libor
        840                    I                        N/A                         127500.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        841                    I                        N/A                         148700.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        842                    I                        N/A                         444000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        843                    I                        N/A                         468000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        844                    I                        N/A                         181200.00                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        845                    I                        N/A                         536000.00                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        846                    I                        N/A                         447396.79                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        847                    I                        N/A                         110325.92                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        848                    I                        N/A                         84000.00                   8.0000000000              7.6200000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        849                    I                        N/A                         231798.91                  8.0000000000              7.6200000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        850                    I                        N/A                        1680000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        851                    I                        N/A                         70500.00                   8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        852                    I                        N/A                         121792.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        853                    I                        N/A                         121600.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        854                    I                        N/A                        1050000.00                  8.0000000000              7.6200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       57                          6                           57                           6 Month Libor
        855                    I                        N/A                         78294.45                   8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.6200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        856                    I                        N/A                        1049295.47                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        857                    I                        N/A                         117221.30                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        858                    I                        N/A                        1339500.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        859                    I                        N/A                         614800.00                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        860                    I                        N/A                        1228991.00                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        861                    I                        N/A                         482959.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        862                    I                        N/A                         491634.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        863                    I                        N/A                         191900.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        864                    I                        N/A                         188000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        865                    I                        N/A                         123600.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        866                    I                        N/A                         127995.34                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        867                    I                        N/A                         616000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        868                    I                        N/A                         604888.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        869                    I                        N/A                         216112.88                  8.0000000000              7.6200000000                480                          477                           357                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        870                    I                        N/A                         138133.76                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.6200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        871                    I                        N/A                         135337.53                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        872                    I                        N/A                         452000.00                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        873                    I                        N/A                         109500.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        874                    I                        N/A                         86250.00                   8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        875                    I                        N/A                         107250.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        876                    I                        N/A                         108975.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        877                    I                        N/A                         71025.00                   8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        878                    I                        N/A                        1162500.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        879                    I                        N/A                         224800.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        880                    I                        N/A                         117600.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        881                    I                        N/A                         144000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        882                    I                        N/A                         398400.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        883                    I                        N/A                         73520.00                   8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        884                    I                        N/A                         500000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        885                    I                        N/A                         487700.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        886                    I                        N/A                         193600.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        887                    I                        N/A                         107920.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        888                    I                        N/A                         464000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        889                    I                        N/A                         124000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        890                    I                        N/A                         102320.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        891                    I                        N/A                         496000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        892                    I                        N/A                         96000.00                   8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        893                    I                        N/A                         127800.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        894                    I                        N/A                         352000.00                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        895                    I                        N/A                         592000.00                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        896                    I                        N/A                         228000.00                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        897                    I                        N/A                         582500.00                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        898                    I                        N/A                         254400.00                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        899                    I                        N/A                         128800.00                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        900                    I                        N/A                         480000.00                  8.0000000000              7.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        901                    I                        N/A                         261347.00                  8.0000000000              7.6200000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   13.6200000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        902                    I                        N/A                         607292.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        903                    I                        N/A                         152000.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        904                    I                        N/A                         171651.44                  8.0000000000              7.6200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        905                    I                        N/A                         179757.63                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        906                    I                        N/A                         335547.60                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        907                    I                        N/A                         806912.06                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        908                    I                        N/A                         62315.98                   8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        909                    I                        N/A                         80291.74                   8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        910                    I                        N/A                         84685.82                   8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        911                    I                        N/A                         179757.63                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        912                    I                        N/A                         221250.00                  8.0000000000              7.6200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        913                    I                        N/A                         163920.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       82                          6                           82                           6 Month Libor
        914                    I                        N/A                         641250.00                  8.0000000000              7.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6200000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        915                    I                        N/A                         85500.00                   8.8750000000              7.6250000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6250000000                      1.0000000000                       59                          6                          119                           6 Month Libor
        916                    I                        N/A                         294850.00                  8.4750000000              7.6250000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6250000000                      1.4000000000                       81                          6                          117                           6 Month Libor
        917                    I                        N/A                         259707.40                  8.8750000000              7.6550000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6550000000                      1.0300000000                       58                          6                          N/A                           6 Month Libor
        918                    I                        N/A                         225736.00                  9.0000000000              7.6600000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6600000000                      0.9100000000                       58                          6                          118                           6 Month Libor
        919                    I                        N/A                         425000.00                  9.0000000000              7.6600000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6600000000                      0.9100000000                       59                          6                          119                           6 Month Libor
        920                    I                        N/A                         437000.00                  8.5000000000              7.6600000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.6600000000                      1.4100000000                       58                          6                          118                           6 Month Libor
        921                    I                        N/A                         619000.00                  8.7500000000              7.7100000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7100000000                      1.2100000000                       58                          6                          118                           6 Month Libor
        922                    I                        N/A                         152900.00                  9.3750000000              7.7150000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7150000000                      0.5900000000                       56                          6                          116                           6 Month Libor
        923                    I                        N/A                         157606.89                  8.6250000000              7.7350000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7350000000                      1.3600000000                       59                          6                          N/A                           6 Month Libor
        924                    I                        N/A                         196459.34                  8.1250000000              7.7450000000                360                          356                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   13.7450000000                      1.8700000000                       32                          6                          N/A                           6 Month Libor
        925                    I                        N/A                         225000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      3.0000000000                   5.0000000000                 2.0000000000                   12.7450000000                      2.6200000000                       58                          12                         118                          1 Year Treasury
        926                    I                        N/A                         39920.97                   8.1250000000              7.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.7450000000                      1.8700000000                       57                          12                         N/A                            1 Year Libor
        927                    I                        N/A                         71106.53                   8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.7450000000                      1.8700000000                       58                          12                         N/A                            1 Year Libor
        928                    I                        N/A                         115924.12                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.7450000000                      1.8700000000                       59                          12                         N/A                            1 Year Libor
        929                    I                        N/A                         74400.00                   8.1250000000              7.7450000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        930                    I                        N/A                         170888.14                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        931                    I                        N/A                         135873.00                  8.1250000000              7.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        932                    I                        N/A                         172000.00                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        933                    I                        N/A                        1170000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        934                    I                        N/A                        1085000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        935                    I                        N/A                         111200.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        936                    I                        N/A                         138000.00                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        937                    I                        N/A                         42777.31                   8.1250000000              7.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        938                    I                        N/A                         90000.00                   8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        939                    I                        N/A                         127500.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        940                    I                        N/A                         55999.17                   8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        941                    I                        N/A                         101600.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        942                    I                        N/A                         428000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        943                    I                        N/A                         172000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        944                    I                        N/A                         500000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        945                    I                        N/A                         495675.54                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        946                    I                        N/A                         80000.00                   8.1250000000              7.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        947                    I                        N/A                         878836.99                  8.1250000000              7.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        948                    I                        N/A                         120000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        949                    I                        N/A                         955330.64                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        950                    I                        N/A                         520000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        951                    I                        N/A                         184000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        952                    I                        N/A                         564800.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        953                    I                        N/A                         204000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        954                    I                        N/A                         208000.00                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        955                    I                        N/A                         592000.00                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        956                    I                        N/A                         579200.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        957                    I                        N/A                         600000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        958                    I                        N/A                         736000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        959                    I                        N/A                         746250.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        960                    I                        N/A                         486675.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        961                    I                        N/A                         599200.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        962                    I                        N/A                         920000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        963                    I                        N/A                         640000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        964                    I                        N/A                         450400.00                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        965                    I                        N/A                         94721.00                   8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        966                    I                        N/A                         664000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        967                    I                        N/A                         277500.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        968                    I                        N/A                         140250.00                  8.1250000000              7.7450000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        969                    I                        N/A                         107999.56                  8.1250000000              7.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        970                    I                        N/A                         138021.00                  8.1250000000              7.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        971                    I                        N/A                         244000.00                  8.1250000000              7.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        972                    I                        N/A                         168750.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        973                    I                        N/A                         512000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 1.0000000000                   13.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        974                    I                        N/A                         523999.92                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        975                    I                        N/A                         476000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        976                    I                        N/A                         139920.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        977                    I                        N/A                         131950.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        978                    I                        N/A                         489600.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        979                    I                        N/A                         531384.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        980                    I                        N/A                         134000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        981                    I                        N/A                         110800.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        982                    I                        N/A                         108000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        983                    I                        N/A                         680000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        984                    I                        N/A                         536610.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        985                    I                        N/A                         460800.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        986                    I                        N/A                         431250.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        987                    I                        N/A                         508000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        988                    I                        N/A                         568000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        989                    I                        N/A                         167000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        990                    I                        N/A                         136000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        991                    I                        N/A                         143476.92                  8.6250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.3700000000                       58                          6                          118                           6 Month Libor
        992                    I                        N/A                        1050000.00                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        993                    I                        N/A                         138000.00                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        994                    I                        N/A                         313200.00                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        995                    I                        N/A                         611920.00                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        996                    I                        N/A                         316263.33                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        997                    I                        N/A                         212000.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        998                    I                        N/A                         434320.00                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        999                    I                        N/A                         122400.00                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1000                   I                        N/A                         243546.61                  8.1250000000              7.7450000000                480                          477                           357                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1001                   I                        N/A                         135886.53                  8.1250000000              7.7450000000                480                          477                           357                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1002                   I                        N/A                         143263.45                  8.1250000000              7.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1003                   I                        N/A                         118964.48                  8.1250000000              7.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1004                   I                        N/A                         115847.72                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1005                   I                        N/A                         339553.68                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.7450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1006                   I                        N/A                         89162.78                   8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1007                   I                        N/A                        1346447.00                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        1008                   I                        N/A                         591281.11                  8.1250000000              7.7450000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       80                          6                          116                           6 Month Libor
        1009                   I                        N/A                         203481.00                  8.1250000000              7.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        1010                   I                        N/A                         165944.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        1011                   I                        N/A                         196660.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        1012                   I                        N/A                         421376.00                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        1013                   I                        N/A                         227881.00                  8.1250000000              7.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        1014                   I                        N/A                         317058.24                  8.1250000000              7.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7450000000                      1.8700000000                       82                          6                          N/A                           6 Month Libor
        1015                   I                        N/A                         216000.00                  9.0000000000              7.7500000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7500000000                      1.0000000000                       59                          6                          119                           6 Month Libor
        1016                   I                        N/A                         169900.00                  9.5000000000              7.7600000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7600000000                      0.5100000000                       58                          6                          118                           6 Month Libor
        1017                   I                        N/A                         135000.00                  8.6250000000              7.7750000000                360                          354                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.7750000000                      1.4000000000                       54                          6                          114                           6 Month Libor
        1018                   I                        N/A                         74059.52                   9.0000000000              7.7800000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7800000000                      1.0300000000                       59                          6                          N/A                           6 Month Libor
        1019                   I                        N/A                         114937.18                  9.0000000000              7.7800000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7800000000                      1.0300000000                       59                          6                          N/A                           6 Month Libor
        1020                   I                        N/A                         271130.64                  9.6250000000              7.7950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.7950000000                      0.4200000000                       58                          6                          118                           6 Month Libor
        1021                   I                        N/A                         114810.12                  9.0000000000              7.8000000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8000000000                      1.0500000000                       57                          6                          N/A                           6 Month Libor
        1022                   I                        N/A                         81000.00                   8.7500000000              7.8100000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8100000000                      1.3100000000                       59                          6                          119                           6 Month Libor
        1023                   I                        N/A                         564999.65                  8.8750000000              7.8150000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8150000000                      1.1900000000                       58                          6                          118                           6 Month Libor
        1024                   I                        N/A                         624641.40                  8.8750000000              7.8150000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8150000000                      1.1900000000                       58                          6                          118                           6 Month Libor
        1025                   I                        N/A                         72162.15                   8.5000000000              7.8200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8200000000                      1.5700000000                       58                          6                          N/A                           6 Month Libor
        1026                   I                        N/A                         132810.40                  9.3750000000              7.8350000000                360                          358                           N/A                      3.2500000000                   5.0000000000                 1.0000000000                   12.8350000000                      1.7100000000                       58                          6                          N/A                           6 Month Libor
        1027                   I                        N/A                         85370.81                   8.2500000000              7.8700000000                360                          356                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   13.8700000000                      1.8700000000                       32                          6                          N/A                           6 Month Libor
        1028                   I                        N/A                         112000.00                  8.2500000000              7.8700000000                360                          356                           N/A                      2.2500000000                   2.0000000000                 1.0000000000                   13.8700000000                      1.8700000000                       32                          6                          116                           6 Month Libor
        1029                   I                        N/A                         220000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          12                         119                            1 Year Libor
        1030                   I                        N/A                         76000.00                   8.1250000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.8700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1031                   I                        N/A                         97600.00                   8.1250000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.8700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1032                   I                        N/A                         105000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          12                          59                            1 Year Libor
        1033                   I                        N/A                        1750000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1034                   I                        N/A                         324000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1035                   I                        N/A                         127920.00                  8.2500000000              7.8700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1036                   I                        N/A                         497600.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1037                   I                        N/A                         631920.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1038                   I                        N/A                        1275000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1039                   I                        N/A                         253600.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1040                   I                        N/A                         227708.22                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.8700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1041                   I                        N/A                        1380750.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1042                   I                        N/A                         101500.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1043                   I                        N/A                         494640.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1044                   I                        N/A                        1125000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1045                   I                        N/A                         495200.00                  8.2500000000              7.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1046                   I                        N/A                         60000.00                   8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1047                   I                        N/A                         135000.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1048                   I                        N/A                         355900.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1049                   I                        N/A                         158400.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1050                   I                        N/A                         632000.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1051                   I                        N/A                         450000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1052                   I                        N/A                         492000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1053                   I                        N/A                         428000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1054                   I                        N/A                         417000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1055                   I                        N/A                         895200.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1056                   I                        N/A                         551789.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1057                   I                        N/A                         118813.01                  8.2500000000              7.8700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       56                          6                          N/A                           6 Month Libor
        1058                   I                        N/A                         459706.67                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1059                   I                        N/A                         358304.53                  8.2500000000              7.8700000000                480                          479                           359                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1060                   I                        N/A                        1020000.00                  8.2500000000              7.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1061                   I                        N/A                         520000.00                  8.2500000000              7.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1062                   I                        N/A                         76000.00                   8.2500000000              7.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1063                   I                        N/A                         67500.00                   8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1064                   I                        N/A                         161250.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1065                   I                        N/A                         472000.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1066                   I                        N/A                         124000.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1067                   I                        N/A                         115400.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1068                   I                        N/A                         300500.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1069                   I                        N/A                         163016.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1070                   I                        N/A                         484700.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1071                   I                        N/A                         416000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1072                   I                        N/A                         246400.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1073                   I                        N/A                         112000.00                  8.2500000000              7.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1074                   I                        N/A                         58500.00                   8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1075                   I                        N/A                         439436.93                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1076                   I                        N/A                         439436.93                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1077                   I                        N/A                         103866.40                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1078                   I                        N/A                        1499625.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1079                   I                        N/A                         976000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1080                   I                        N/A                         90800.00                   8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        1081                   I                        N/A                         228000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1082                   I                        N/A                         65957.91                   8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.8700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1083                   I                        N/A                         295999.39                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1084                   I                        N/A                         401250.00                  8.2500000000              7.8700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1085                   I                        N/A                         472500.00                  8.2500000000              7.8700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1086                   I                        N/A                         193550.00                  8.2500000000              7.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1087                   I                        N/A                         67500.00                   8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1088                   I                        N/A                         500000.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1089                   I                        N/A                         90750.00                   8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1090                   I                        N/A                         121792.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1091                   I                        N/A                        1940242.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1092                   I                        N/A                         939950.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1093                   I                        N/A                         481850.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1094                   I                        N/A                         125360.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1095                   I                        N/A                         124000.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1096                   I                        N/A                         143200.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1097                   I                        N/A                         316000.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1098                   I                        N/A                         468800.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1099                   I                        N/A                         92000.00                   8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1100                   I                        N/A                         838363.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1101                   I                        N/A                         223938.67                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1102                   I                        N/A                         448000.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1103                   I                        N/A                         520000.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1104                   I                        N/A                         470700.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1105                   I                        N/A                         57600.00                   8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1106                   I                        N/A                        1500000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1107                   I                        N/A                         220000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1108                   I                        N/A                         349550.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1109                   I                        N/A                         372000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1110                   I                        N/A                         471950.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1111                   I                        N/A                         366400.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1112                   I                        N/A                         132000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1113                   I                        N/A                        1028050.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1114                   I                        N/A                         182150.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1115                   I                        N/A                         108580.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1116                   I                        N/A                         460000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1117                   I                        N/A                         362200.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1118                   I                        N/A                         272000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1119                   I                        N/A                         368000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   13.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1120                   I                        N/A                         124000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1121                   I                        N/A                         338200.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1122                   I                        N/A                         276700.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1123                   I                        N/A                         328200.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1124                   I                        N/A                         268950.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1125                   I                        N/A                         262500.00                  8.2500000000              7.8700000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        1126                   I                        N/A                         654687.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        1127                   I                        N/A                         440000.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        1128                   I                        N/A                         451900.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1129                   I                        N/A                         749040.21                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1130                   I                        N/A                         97375.24                   8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1131                   I                        N/A                         495365.27                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1132                   I                        N/A                         99822.10                   8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1133                   I                        N/A                         191754.30                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1134                   I                        N/A                         244643.90                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1135                   I                        N/A                         59961.74                   8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1136                   I                        N/A                         499681.17                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1137                   I                        N/A                         233301.06                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       82                          6                          N/A                           6 Month Libor
        1138                   I                        N/A                         212000.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       82                          6                           82                           6 Month Libor
        1139                   I                        N/A                         289402.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       82                          6                           82                           6 Month Libor
        1140                   I                        N/A                         248000.00                  8.2500000000              7.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        1141                   I                        N/A                         142788.00                  8.2500000000              7.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        1142                   I                        N/A                         21905.31                   8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        1143                   I                        N/A                         132000.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       82                          6                          118                           6 Month Libor
        1144                   I                        N/A                         172720.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        1145                   I                        N/A                         272000.00                  8.2500000000              7.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       81                          6                           81                           6 Month Libor
        1146                   I                        N/A                         124000.00                  8.2500000000              7.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       82                          6                           82                           6 Month Libor
        1147                   I                        N/A                         216000.00                  8.2500000000              7.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8700000000                      1.8700000000                       83                          6                           83                           6 Month Libor
        1148                   I                        N/A                         226456.00                  9.3750000000              7.8750000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8750000000                      0.7500000000                       59                          6                          119                           6 Month Libor
        1149                   I                        N/A                         294834.62                  8.8750000000              7.8750000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8750000000                      1.2500000000                       59                          6                          N/A                           6 Month Libor
        1150                   I                        N/A                         82000.00                   9.7250000000              7.8850000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.8850000000                      0.4100000000                       56                          6                          116                           6 Month Libor
        1151                   I                        N/A                         319828.58                  9.6250000000              7.9250000000                480                          477                           357                      2.2500000000                   5.0000000000                 1.0000000000                   12.9250000000                      0.5500000000                       57                          6                          N/A                           6 Month Libor
        1152                   I                        N/A                         645000.00                  8.3750000000              7.9950000000                360                          357                           N/A                      5.0000000000                   2.0000000000                 2.0000000000                   13.9950000000                      4.6200000000                       33                          6                          117                           6 Month Libor
        1153                   I                        N/A                         155200.00                  8.2500000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.9950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1154                   I                        N/A                         304000.00                  8.2500000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.9950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1155                   I                        N/A                         123671.09                  8.2500000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.9950000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1156                   I                        N/A                         70754.86                   8.2500000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.9950000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1157                   I                        N/A                         119923.49                  8.2500000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   12.9950000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1158                   I                        N/A                         308000.00                  8.3750000000              7.9950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1159                   I                        N/A                         119999.50                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1160                   I                        N/A                         93100.00                   9.1250000000              7.9950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.1200000000                       60                          6                          120                           6 Month Libor
        1161                   I                        N/A                        1750000.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1162                   I                        N/A                         75952.77                   8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1163                   I                        N/A                         47909.88                   8.3750000000              7.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1164                   I                        N/A                         85040.00                   8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1165                   I                        N/A                         650000.00                  8.3750000000              7.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1166                   I                        N/A                         614000.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.6449511401                 1.6449511401                   13.6399511401                      1.8700000000                       59                          6                          119                           6 Month Libor
        1167                   I                        N/A                         189600.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1168                   I                        N/A                         287600.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1169                   I                        N/A                         253600.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1170                   I                        N/A                         898877.30                  8.3750000000              7.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1171                   I                        N/A                         65559.22                   8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1172                   I                        N/A                         183885.64                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1173                   I                        N/A                         432000.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1174                   I                        N/A                        1068750.00                  8.3750000000              7.9950000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       55                          6                           55                           6 Month Libor
        1175                   I                        N/A                         662900.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1176                   I                        N/A                         193079.91                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1177                   I                        N/A                         511050.00                  8.3750000000              7.9950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1178                   I                        N/A                         109500.00                  8.3750000000              7.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1179                   I                        N/A                         171650.00                  8.3750000000              7.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1180                   I                        N/A                         608550.00                  8.3750000000              7.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1181                   I                        N/A                         521900.00                  8.3750000000              7.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1182                   I                        N/A                         205650.00                  8.3750000000              7.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1183                   I                        N/A                         512000.00                  8.3750000000              7.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1184                   I                        N/A                         130800.00                  8.3750000000              7.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1185                   I                        N/A                         160000.00                  8.3750000000              7.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1186                   I                        N/A                         98880.00                   8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1187                   I                        N/A                         256000.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1188                   I                        N/A                         340000.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1189                   I                        N/A                         453700.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1190                   I                        N/A                         170950.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1191                   I                        N/A                         204600.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1192                   I                        N/A                         468700.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1193                   I                        N/A                         230350.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1194                   I                        N/A                         223940.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1195                   I                        N/A                         310650.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1196                   I                        N/A                         412000.00                  8.3750000000              7.9950000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       55                          6                           55                           6 Month Libor
        1197                   I                        N/A                         447713.55                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1198                   I                        N/A                         127920.44                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1199                   I                        N/A                         103435.67                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1200                   I                        N/A                         416000.00                  8.3750000000              7.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        1201                   I                        N/A                         190400.00                  8.3750000000              7.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       81                          6                          117                           6 Month Libor
        1202                   I                        N/A                         164000.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        1203                   I                        N/A                         431200.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       83                          6                          119                           6 Month Libor
        1204                   I                        N/A                         244000.00                  8.3750000000              7.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       81                          6                           81                           6 Month Libor
        1205                   I                        N/A                         375944.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       83                          6                           83                           6 Month Libor
        1206                   I                        N/A                         233520.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       83                          6                           83                           6 Month Libor
        1207                   I                        N/A                         191520.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       83                          6                           83                           6 Month Libor
        1208                   I                        N/A                         236308.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       83                          6                           83                           6 Month Libor
        1209                   I                        N/A                         169281.55                  8.3750000000              7.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       81                          6                          N/A                           6 Month Libor
        1210                   I                        N/A                         367960.00                  8.3750000000              7.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       81                          6                           81                           6 Month Libor
        1211                   I                        N/A                         360000.00                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       83                          6                           83                           6 Month Libor
        1212                   I                        N/A                         54087.01                   8.3750000000              7.9950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       80                          6                          N/A                           6 Month Libor
        1213                   I                        N/A                         75180.57                   8.3750000000              7.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       81                          6                          N/A                           6 Month Libor
        1214                   I                        N/A                         179662.01                  8.3750000000              7.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       81                          6                          N/A                           6 Month Libor
        1215                   I                        N/A                         238801.48                  8.3750000000              7.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   12.9950000000                      1.8700000000                       83                          6                          N/A                           6 Month Libor
        1216                   I                        N/A                         126000.00                  9.2500000000              8.0000000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.0000000000                      1.0000000000                       59                          6                          119                           6 Month Libor
        1217                   I                        N/A                         156514.46                  9.0000000000              8.0100000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.0100000000                      1.2600000000                       59                          6                          N/A                           6 Month Libor
        1218                   I                        N/A                         151650.00                  8.8750000000              8.0250000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.0250000000                      1.4000000000                       58                          6                          118                           6 Month Libor
        1219                   I                        N/A                         455000.00                  9.2500000000              8.0500000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.0500000000                      1.0500000000                       81                          6                          117                           6 Month Libor
        1220                   I                        N/A                         323000.00                  9.2500000000              8.0600000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.0600000000                      1.0600000000                       59                          6                          119                           6 Month Libor
        1221                   I                        N/A                         478369.00                  9.1250000000              8.0650000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.0650000000                      1.1900000000                       60                          6                          120                           6 Month Libor
        1222                   I                        N/A                         398317.00                  9.1250000000              8.0850000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.0850000000                      1.2100000000                       58                          6                          118                           6 Month Libor
        1223                   I                        N/A                         164800.00                  8.3750000000              8.1200000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   13.1200000000                      1.9950000000                       60                          12                          60                            1 Year Libor
        1224                   I                        N/A                         467920.00                  8.5000000000              8.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1225                   I                        N/A                         440000.00                  8.5000000000              8.1200000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        1226                   I                        N/A                         379811.15                  8.5000000000              8.1200000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1227                   I                        N/A                         146250.00                  8.5000000000              8.1200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 1.0000000000                   14.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1228                   I                        N/A                         150400.00                  8.5000000000              8.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1229                   I                        N/A                         180000.00                  8.5000000000              8.1200000000                360                          354                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       54                          6                           54                           6 Month Libor
        1230                   I                        N/A                         56663.00                   8.5000000000              8.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1231                   I                        N/A                         816750.00                  8.5000000000              8.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1232                   I                        N/A                         560000.00                  8.5000000000              8.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1233                   I                        N/A                         118400.00                  8.5000000000              8.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1234                   I                        N/A                         548750.00                  8.5000000000              8.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1235                   I                        N/A                         167800.00                  8.5000000000              8.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1236                   I                        N/A                         447100.00                  8.5000000000              8.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1237                   I                        N/A                         138320.00                  8.5000000000              8.1200000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   14.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1238                   I                        N/A                         376000.00                  8.5000000000              8.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1239                   I                        N/A                         180000.00                  8.5000000000              8.1200000000                360                          358                           N/A                      2.5000000000                   5.0000000000                 1.0000000000                   13.1200000000                      2.1200000000                       58                          6                           58                           6 Month Libor
        1240                   I                        N/A                         155925.00                  8.5000000000              8.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       81                          6                           81                           6 Month Libor
        1241                   I                        N/A                         239358.00                  8.5000000000              8.1200000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1200000000                      1.8700000000                       79                          6                           79                           6 Month Libor
        1242                   I                        N/A                         162000.00                  9.6250000000              8.1250000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   13.1250000000                      0.7500000000                       58                          12                         118                            1 Year Libor
        1243                   I                        N/A                         175750.00                  9.1250000000              8.1250000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1250000000                      1.2500000000                       60                          6                          120                           6 Month Libor
        1244                   I                        N/A                         144860.52                  9.6250000000              8.1250000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1250000000                      0.7500000000                       58                          6                          N/A                           6 Month Libor
        1245                   I                        N/A                         94355.72                   9.3750000000              8.1250000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1250000000                      1.0000000000                       81                          6                          N/A                           6 Month Libor
        1246                   I                        N/A                         87637.00                   9.2500000000              8.1300000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1300000000                      1.1300000000                       58                          6                          118                           6 Month Libor
        1247                   I                        N/A                         347367.00                  9.1250000000              8.1350000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1350000000                      1.2600000000                       58                          6                          118                           6 Month Libor
        1248                   I                        N/A                         149900.00                  9.5000000000              8.1600000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1600000000                      0.9100000000                       60                          6                          N/A                           6 Month Libor
        1249                   I                        N/A                         294500.00                  9.1250000000              8.1650000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1650000000                      1.2900000000                       59                          6                          119                           6 Month Libor
        1250                   I                        N/A                         133057.70                  9.1250000000              8.1650000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1650000000                      1.2900000000                       58                          6                          N/A                           6 Month Libor
        1251                   I                        N/A                         251862.35                  9.0000000000              8.1700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.1700000000                      1.4200000000                       59                          6                          N/A                           6 Month Libor
        1252                   I                        N/A                         75000.00                   9.5250000000              8.2250000000                360                          356                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   14.2250000000                      1.4500000000                       56                          6                          116                           6 Month Libor
        1253                   I                        N/A                         216000.00                  9.1250000000              8.2250000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.2250000000                      1.3500000000                       58                          6                          118                           6 Month Libor
        1254                   I                        N/A                         57450.00                   10.0000000000             8.2300000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.2300000000                      0.4800000000                       58                          6                          118                           6 Month Libor
        1255                   I                        N/A                         391300.68                  8.6250000000              8.2450000000                360                          357                           N/A                      2.2500000000                   2.0000000000                 2.0000000000                   14.2450000000                      1.8700000000                       33                          6                          N/A                           6 Month Libor
        1256                   I                        N/A                         392084.00                  8.6250000000              8.2450000000                480                          480                           360                      2.2500000000                   5.0000000000                 1.0000000000                   13.2450000000                      1.8700000000                       60                          6                          N/A                           6 Month Libor
        1257                   I                        N/A                         98999.00                   8.6250000000              8.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1258                   I                        N/A                         800000.00                  8.6250000000              8.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1259                   I                        N/A                         78295.54                   9.3750000000              8.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.2450000000                      1.1200000000                       58                          6                          N/A                           6 Month Libor
        1260                   I                        N/A                         143100.00                  9.7500000000              8.2500000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.2500000000                      0.7500000000                       81                          6                          117                           6 Month Libor
        1261                   I                        N/A                         104228.78                  8.7500000000              8.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.3700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1262                   I                        N/A                         142720.00                  8.7500000000              8.3700000000                360                          354                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.3700000000                      1.8700000000                       54                          6                          114                           6 Month Libor
        1263                   I                        N/A                         463650.00                  8.7500000000              8.3700000000                360                          354                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.3700000000                      1.8700000000                       54                          6                          114                           6 Month Libor
        1264                   I                        N/A                         750000.00                  8.7500000000              8.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1265                   I                        N/A                         332000.00                  8.7500000000              8.3700000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.3700000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        1266                   I                        N/A                         190356.05                  8.7500000000              8.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.3700000000                      1.8700000000                       56                          6                          N/A                           6 Month Libor
        1267                   I                        N/A                         131924.05                  8.7500000000              8.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.3700000000                      1.8700000000                       83                          6                          N/A                           6 Month Libor
        1268                   I                        N/A                         599697.00                  9.3750000000              8.3750000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.3750000000                      1.2500000000                       59                          6                          N/A                           6 Month Libor
        1269                   I                        N/A                         59416.03                   9.7500000000              8.3800000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.3800000000                      0.8800000000                       57                          6                          N/A                           6 Month Libor
        1270                   I                        N/A                         205200.00                  9.6250000000              8.4550000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.4550000000                      1.0800000000                       60                          6                          120                           6 Month Libor
        1271                   I                        N/A                         410000.00                  10.0000000000             8.4600000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.4600000000                      0.7100000000                       58                          6                          118                           6 Month Libor
        1272                   I                        N/A                         175200.00                  8.8750000000              8.4950000000                360                          356                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   14.4950000000                      2.3700000000                       56                          12                          56                            1 Year Libor
        1273                   I                        N/A                         515947.69                  8.8750000000              8.4950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1274                   I                        N/A                         100000.00                  8.8750000000              8.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1275                   I                        N/A                         567874.07                  8.8750000000              8.4950000000                480                          479                           359                      2.2500000000                   5.0000000000                 1.0000000000                   13.4950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1276                   I                        N/A                         988000.00                  8.8750000000              8.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.4950000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        1277                   I                        N/A                         261753.22                  8.8750000000              8.4950000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.4950000000                      1.8700000000                       79                          6                          N/A                           6 Month Libor
        1278                   I                        N/A                         560000.00                  9.5000000000              8.5000000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.5000000000                      1.2500000000                       59                          6                          119                           6 Month Libor
        1279                   I                        N/A                         239400.00                  9.6250000000              8.5150000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.5150000000                      1.1400000000                       60                          6                          120                           6 Month Libor
        1280                   I                        N/A                         198809.08                  9.7500000000              8.5500000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.5500000000                      1.0500000000                       57                          6                          N/A                           6 Month Libor
        1281                   I                        N/A                         253361.34                  9.8750000000              8.5750000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.5750000000                      0.9500000000                       57                          6                          N/A                           6 Month Libor
        1282                   I                        N/A                         61689.00                   9.5000000000              8.6000000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.6000000000                      1.3500000000                       58                          6                          N/A                           6 Month Libor
        1283                   I                        N/A                         150000.00                  9.8750000000              8.6150000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.6150000000                      0.9900000000                       57                          6                           57                           6 Month Libor
        1284                   I                        N/A                         127530.30                  9.0000000000              8.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.6200000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1285                   I                        N/A                         154862.29                  10.0000000000             8.6900000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.6900000000                      0.9400000000                       58                          6                          N/A                           6 Month Libor
        1286                   I                        N/A                         160000.00                  10.0000000000             8.6900000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.6900000000                      0.9400000000                       58                          6                          118                           6 Month Libor
        1287                   I                        N/A                         210346.14                  9.1250000000              8.7450000000                360                          356                           N/A                      2.2500000000                   3.0000000000                 1.0000000000                   14.7450000000                      1.8700000000                       56                          6                          N/A                           6 Month Libor
        1288                   I                        N/A                         371199.06                  9.1250000000              8.7450000000                360                          356                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   14.7450000000                      2.3700000000                       56                          6                          N/A                           6 Month Libor
        1289                   I                        N/A                         56539.53                   9.1250000000              8.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.7450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1290                   I                        N/A                         63591.92                   9.8750000000              8.7750000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.7750000000                      1.1500000000                       58                          6                          N/A                           6 Month Libor
        1291                   I                        N/A                         107407.01                  10.1250000000             8.7850000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.7850000000                      0.9100000000                       58                          6                          N/A                           6 Month Libor
        1292                   I                        N/A                         58476.11                   10.3750000000             8.7950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.7950000000                      0.6700000000                       59                          6                          N/A                           6 Month Libor
        1293                   I                        N/A                         54954.91                   10.3750000000             8.8350000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.8350000000                      0.7100000000                       58                          6                          N/A                           6 Month Libor
        1294                   I                        N/A                         560000.00                  9.2500000000              8.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1295                   I                        N/A                         119937.78                  9.2500000000              8.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.8700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1296                   I                        N/A                         268000.00                  9.2500000000              8.8700000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.8700000000                      1.8700000000                       60                          6                          N/A                           6 Month Libor
        1297                   I                        N/A                         239158.02                  10.1250000000             8.8750000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.8750000000                      1.0000000000                       58                          6                          N/A                           6 Month Libor
        1298                   I                        N/A                         416000.00                  10.1250000000             8.8950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.8950000000                      1.0200000000                       57                          6                          117                           6 Month Libor
        1299                   I                        N/A                         179764.36                  10.1250000000             8.9250000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.9250000000                      1.0500000000                       58                          6                          N/A                           6 Month Libor
        1300                   I                        N/A                         89961.23                   10.1250000000             8.9450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.9450000000                      1.0700000000                       59                          6                          N/A                           6 Month Libor
        1301                   I                        N/A                         184348.71                  10.3750000000             8.9550000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.9550000000                      0.8300000000                       58                          6                          N/A                           6 Month Libor
        1302                   I                        N/A                         350000.00                  10.5000000000             8.9600000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.9600000000                      0.7100000000                       58                          6                          118                           6 Month Libor
        1303                   I                        N/A                         214828.37                  10.5000000000             8.9600000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.9600000000                      0.7100000000                       82                          6                          N/A                           6 Month Libor
        1304                   I                        N/A                         432000.00                  9.3750000000              8.9950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.9950000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        1305                   I                        N/A                         100000.00                  9.3750000000              8.9950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   13.9950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1306                   I                        N/A                         422750.00                  10.5000000000             9.0000000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.0000000000                      0.7500000000                       60                          6                          120                           6 Month Libor
        1307                   I                        N/A                         93283.29                   10.3750000000             9.0750000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.0750000000                      0.9500000000                       58                          6                          118                           6 Month Libor
        1308                   I                        N/A                         67966.54                   9.5000000000              9.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.1200000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1309                   I                        N/A                         217026.62                  10.5000000000             9.1600000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.1600000000                      0.9100000000                       58                          6                          N/A                           6 Month Libor
        1310                   I                        N/A                         71542.85                   10.5000000000             9.1700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.1700000000                      0.9200000000                       58                          6                          N/A                           6 Month Libor
        1311                   I                        N/A                         145300.00                  10.3750000000             9.1750000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.1750000000                      1.0500000000                       57                          6                          117                           6 Month Libor
        1312                   I                        N/A                         169790.00                  10.3750000000             9.1750000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.1750000000                      1.0500000000                       57                          6                          N/A                           6 Month Libor
        1313                   I                        N/A                         94622.35                   10.3750000000             9.1750000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.1750000000                      1.0500000000                       58                          6                          N/A                           6 Month Libor
        1314                   I                        N/A                         400000.00                  10.5000000000             9.2500000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.2500000000                      1.0000000000                       58                          6                           58                           6 Month Libor
        1315                   I                        N/A                         174935.88                  10.8750000000             9.3050000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   15.3050000000                      0.6800000000                       59                          6                          N/A                           6 Month Libor
        1316                   I                        N/A                         74944.79                   10.8750000000             9.3350000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   15.3350000000                      0.7100000000                       58                          6                          N/A                           6 Month Libor
        1317                   I                        N/A                         695017.93                  9.7500000000              9.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.3700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1318                   I                        N/A                         109250.00                  10.3750000000             9.4150000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.4150000000                      1.2900000000                       60                          6                          120                           6 Month Libor
        1319                   I                        N/A                         144000.00                  10.5000000000             9.5900000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.5900000000                      1.3400000000                       59                          6                          119                           6 Month Libor
        1320                   I                        N/A                         95371.92                   9.9900000000              9.6100000000                360                          357                           N/A                      8.0000000000                   3.0000000000                 1.0000000000                   15.6100000000                      7.6200000000                       33                          6                          N/A                           6 Month Libor
        1321                   I                        N/A                         239912.06                  10.8750000000             9.6250000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.6250000000                      1.0000000000                       59                          6                          N/A                           6 Month Libor
        1322                   I                        N/A                         92553.02                   10.6250000000             9.6350000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.6350000000                      1.2600000000                       58                          6                          N/A                           6 Month Libor
        1323                   I                        N/A                         467500.00                  10.8750000000             9.6750000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.6750000000                      1.0500000000                       59                          6                          119                           6 Month Libor
        1324                   I                        N/A                         163999.73                  10.1250000000             9.7450000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.7450000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1325                   I                        N/A                         380000.00                  10.2500000000             9.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1326                   I                        N/A                         171000.00                  10.8750000000             9.9150000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   14.9150000000                      1.2900000000                       60                          6                          120                           6 Month Libor
        1327                  II                        N/A                         524538.25                  5.0000000000              4.6200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                    9.6200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1328                  II                        N/A                         480763.46                  5.1250000000              4.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                    9.7450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1329                  II                        N/A                         451950.00                  5.2500000000              4.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                    9.9950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1330                  II                        N/A                         385000.00                  5.2500000000              4.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1331                  II                        N/A                         222816.00                  5.5000000000              5.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.1200000000                      1.8700000000                       58                          12                         118                            1 Year Libor
        1332                  II                        N/A                         363966.74                  5.3750000000              5.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.1200000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1333                  II                        N/A                         639992.00                  5.5000000000              5.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1334                  II                        N/A                         195265.80                  5.5000000000              5.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1335                  II                        N/A                         192300.00                  5.5000000000              5.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1336                  II                        N/A                         295000.00                  6.2500000000              5.1800000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.1800000000                      1.1800000000                       57                          6                          117                           6 Month Libor
        1337                  II                        N/A                         181450.00                  7.5000000000              5.2400000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.2400000000                     -0.0100000000                       58                          6                          118                           6 Month Libor
        1338                  II                        N/A                         687940.62                  5.5000000000              5.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1339                  II                        N/A                         729999.99                  5.5000000000              5.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1340                  II                        N/A                         499808.28                  5.5000000000              5.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1341                  II                        N/A                         215900.00                  5.5000000000              5.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1342                  II                        N/A                         795750.00                  5.6250000000              5.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1343                  II                        N/A                         213371.00                  5.6250000000              5.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1344                  II                        N/A                         595805.00                  5.6250000000              5.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1345                  II                        N/A                         181272.00                  5.6250000000              5.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1346                  II                        N/A                         232103.00                  5.6250000000              5.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1347                  II                        N/A                         204900.00                  5.6250000000              5.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1348                  II                        N/A                         436000.00                  7.5000000000              5.2800000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.2800000000                      0.0300000000                       59                          6                          119                           6 Month Libor
        1349                  II                        N/A                         191000.00                  6.7500000000              5.3200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3200000000                      0.8200000000                       58                          6                          118                           6 Month Libor
        1350                  II                        N/A                         267500.00                  6.5000000000              5.3300000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3300000000                      1.0800000000                       58                          6                          118                           6 Month Libor
        1351                  II                        N/A                         221600.00                  5.6250000000              5.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.6200000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1352                  II                        N/A                         229907.69                  5.7500000000              5.3700000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.3700000000                      1.8700000000                       55                          12                         115                            1 Year Libor
        1353                  II                        N/A                         264256.00                  5.7500000000              5.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.3700000000                      1.8700000000                       58                          12                         118                            1 Year Libor
        1354                  II                        N/A                         257400.00                  5.6250000000              5.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.6200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1355                  II                        N/A                         472000.00                  5.6250000000              5.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1356                  II                        N/A                         579239.59                  5.6250000000              5.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.6200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1357                  II                        N/A                         127600.00                  5.6250000000              5.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1358                  II                        N/A                         312000.00                  5.6250000000              5.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.6200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1359                  II                        N/A                         424000.00                  5.6250000000              5.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1360                  II                        N/A                         368000.00                  5.6250000000              5.3700000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.6200000000                      1.9950000000                       60                          12                          60                            1 Year Libor
        1361                  II                        N/A                         123732.48                  5.7500000000              5.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.3700000000                      1.8700000000                       58                          12                         N/A                            1 Year Libor
        1362                  II                        N/A                         294720.00                  5.7500000000              5.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1363                  II                        N/A                         585440.00                  5.7500000000              5.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1364                  II                        N/A                         186544.00                  5.7500000000              5.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1365                  II                        N/A                         477650.00                  5.7500000000              5.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1366                  II                        N/A                         257888.00                  5.7500000000              5.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1367                  II                        N/A                         544000.00                  5.7500000000              5.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1368                  II                        N/A                         431600.00                  5.7500000000              5.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1369                  II                        N/A                         431787.00                  5.7500000000              5.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1370                  II                        N/A                         184000.00                  5.7500000000              5.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1371                  II                        N/A                         275094.98                  5.7500000000              5.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1372                  II                        N/A                         258260.58                  6.3750000000              5.3850000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.3850000000                      1.2600000000                       59                          6                          N/A                           6 Month Libor
        1373                  II                        N/A                         188600.00                  6.8750000000              5.4250000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4250000000                      0.8000000000                       59                          6                          119                           6 Month Libor
        1374                  II                        N/A                         236000.00                  6.8750000000              5.4650000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4650000000                      0.8400000000                       59                          6                          119                           6 Month Libor
        1375                  II                        N/A                         380000.00                  6.1250000000              5.4850000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.4850000000                      1.6100000000                       58                          6                          118                           6 Month Libor
        1376                  II                        N/A                         375000.00                  7.7500000000              5.4900000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4900000000                     -0.0100000000                       58                          6                          118                           6 Month Libor
        1377                  II                        N/A                         182159.41                  5.8750000000              5.4950000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.4950000000                      1.8700000000                       55                          12                         115                            1 Year Libor
        1378                  II                        N/A                         417000.00                  5.7500000000              5.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.7450000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1379                  II                        N/A                         199995.02                  5.8750000000              5.4950000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1380                  II                        N/A                         200000.00                  5.8750000000              5.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1381                  II                        N/A                        1000000.00                  5.8750000000              5.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        1382                  II                        N/A                         184150.00                  5.8750000000              5.4950000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        1383                  II                        N/A                         196792.86                  5.8750000000              5.4950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1384                  II                        N/A                         459560.00                  5.8750000000              5.4950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1385                  II                        N/A                         612000.00                  5.8750000000              5.4950000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1386                  II                        N/A                         626416.00                  5.8750000000              5.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1387                  II                        N/A                         161000.00                  5.8750000000              5.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1388                  II                        N/A                         299455.58                  5.8750000000              5.4950000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1389                  II                        N/A                         249804.00                  5.8750000000              5.4950000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1390                  II                        N/A                         377605.00                  5.8750000000              5.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1391                  II                        N/A                         235200.00                  5.8750000000              5.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1392                  II                        N/A                         173757.00                  5.8750000000              5.4950000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.4950000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1393                  II                        N/A                         146004.00                  5.8750000000              5.4950000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.4950000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1394                  II                        N/A                         377600.00                  5.8750000000              5.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1395                  II                        N/A                         335920.00                  5.8750000000              5.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1396                  II                        N/A                         473145.00                  5.8750000000              5.4950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.4950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1397                  II                        N/A                         515120.00                  5.8750000000              5.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1398                  II                        N/A                         285806.59                  5.8750000000              5.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.4950000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1399                  II                        N/A                         269015.72                  6.5000000000              5.5100000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.5100000000                      1.2600000000                       56                          6                          N/A                           6 Month Libor
        1400                  II                        N/A                         535500.00                  6.1250000000              5.5450000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.5450000000                      1.6700000000                       57                          6                          117                           6 Month Libor
        1401                  II                        N/A                         859999.99                  5.9990000000              5.6190000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6190000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        1402                  II                        N/A                         522392.96                  5.9990000000              5.6190000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6190000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1403                  II                        N/A                         339308.00                  5.9990000000              5.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6190000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1404                  II                        N/A                         215100.00                  5.9990000000              5.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6190000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1405                  II                        N/A                         211992.00                  5.9990000000              5.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6190000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1406                  II                        N/A                         923960.00                  5.9990000000              5.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6190000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1407                  II                        N/A                         251434.00                  5.9990000000              5.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6190000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1408                  II                        N/A                         514720.00                  5.9990000000              5.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6190000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1409                  II                        N/A                         266136.00                  5.9990000000              5.6190000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6190000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1410                  II                        N/A                         254000.00                  5.8750000000              5.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.6200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1411                  II                        N/A                         397200.00                  5.8750000000              5.6200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.8700000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1412                  II                        N/A                         740000.00                  5.8750000000              5.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.6200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1413                  II                        N/A                         169600.00                  5.8750000000              5.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.6200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1414                  II                        N/A                         415900.00                  5.8750000000              5.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.6200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1415                  II                        N/A                         571854.02                  5.8750000000              5.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.8700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1416                  II                        N/A                         778405.61                  5.8750000000              5.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.6200000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1417                  II                        N/A                         637095.05                  5.8750000000              5.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.6200000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1418                  II                        N/A                         235200.00                  6.0000000000              5.6200000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.6200000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1419                  II                        N/A                         367998.00                  6.0000000000              5.6200000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.6200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1420                  II                        N/A                         565000.00                  6.0000000000              5.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1421                  II                        N/A                         440000.00                  6.0000000000              5.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1422                  II                        N/A                         295288.00                  6.0000000000              5.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6200000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        1423                  II                        N/A                         474050.00                  6.0000000000              5.6200000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.6200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1424                  II                        N/A                         354800.00                  6.0000000000              5.6200000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.6200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1425                  II                        N/A                         249000.00                  6.0000000000              5.6200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1426                  II                        N/A                         535200.00                  6.0000000000              5.6200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1427                  II                        N/A                         247160.00                  6.0000000000              5.6200000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.6200000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1428                  II                        N/A                         278000.00                  6.0000000000              5.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1429                  II                        N/A                         171700.00                  6.0000000000              5.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1430                  II                        N/A                         219666.93                  6.0000000000              5.6200000000                480                          477                           357                      2.2500000000                   5.0000000000                 1.0000000000                   10.6200000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1431                  II                        N/A                         286976.00                  7.1250000000              5.6350000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6350000000                      0.7600000000                       57                          6                          117                           6 Month Libor
        1432                  II                        N/A                         198000.00                  6.5000000000              5.6500000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.6500000000                      1.9000000000                       57                          6                          117                           6 Month Libor
        1433                  II                        N/A                         199857.00                  7.0000000000              5.6600000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6600000000                      0.9100000000                       58                          6                          118                           6 Month Libor
        1434                  II                        N/A                         337932.40                  7.2500000000              5.6900000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.6900000000                      0.6900000000                       58                          6                          118                           6 Month Libor
        1435                  II                        N/A                         449313.01                  7.5000000000              5.7300000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.7300000000                      0.4800000000                       58                          12                         N/A                            1 Year Libor
        1436                  II                        N/A                         469327.00                  6.3750000000              5.7350000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7350000000                      1.6100000000                       58                          6                          118                           6 Month Libor
        1437                  II                        N/A                         401250.00                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.7450000000                      1.8700000000                       58                          12                         118                            1 Year Libor
        1438                  II                        N/A                         108000.00                  6.0000000000              5.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1439                  II                        N/A                         201250.00                  6.1250000000              5.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.7450000000                      1.8700000000                       59                          12                         119                            1 Year Libor
        1440                  II                        N/A                         365000.00                  6.0000000000              5.7450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1441                  II                        N/A                         214699.92                  6.0000000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1442                  II                        N/A                         359000.00                  6.0000000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.7450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1443                  II                        N/A                         174968.10                  6.0000000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.7450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1444                  II                        N/A                         900000.00                  6.0000000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.7450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1445                  II                        N/A                         501623.38                  6.0000000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.7450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1446                  II                        N/A                         712000.00                  6.0000000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.7450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1447                  II                        N/A                         440000.00                  6.0000000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.7450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1448                  II                        N/A                         470000.00                  6.0000000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1449                  II                        N/A                         131000.00                  6.0000000000              5.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.7450000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1450                  II                        N/A                         360000.00                  6.0000000000              5.7450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1451                  II                        N/A                         647392.20                  6.0000000000              5.7450000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.7450000000                      1.9950000000                       56                          12                         N/A                            1 Year Libor
        1452                  II                        N/A                         225559.56                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.7450000000                      1.8700000000                       58                          12                         N/A                            1 Year Libor
        1453                  II                        N/A                         397940.46                  6.0000000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1454                  II                        N/A                         126000.00                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1455                  II                        N/A                         219436.94                  6.1250000000              5.7450000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.7450000000                      1.8700000000                       56                          6                          N/A                           6 Month Libor
        1456                  II                        N/A                         236787.63                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.7450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1457                  II                        N/A                         313977.71                  6.1250000000              5.7450000000                360                          355                           N/A                      2.2500000000                   6.0000000000                 1.0000000000                   11.7450000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        1458                  II                        N/A                         202659.63                  6.1250000000              5.7450000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.7450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1459                  II                        N/A                         228740.00                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1460                  II                        N/A                         207861.67                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1461                  II                        N/A                         235999.99                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1462                  II                        N/A                         154400.00                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1463                  II                        N/A                         287900.00                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1464                  II                        N/A                         411700.00                  6.1250000000              5.7450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.7450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1465                  II                        N/A                         125672.00                  6.1250000000              5.7450000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.7450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1466                  II                        N/A                         208000.00                  6.1250000000              5.7450000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.7450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1467                  II                        N/A                         221806.89                  6.1250000000              5.7450000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.7450000000                      2.3700000000                       58                          6                          N/A                           6 Month Libor
        1468                  II                        N/A                         258500.00                  6.5000000000              5.7500000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7500000000                      1.5000000000                       57                          6                          117                           6 Month Libor
        1469                  II                        N/A                         265931.34                  6.5000000000              5.7600000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7600000000                      1.5100000000                       57                          6                          117                           6 Month Libor
        1470                  II                        N/A                         177000.00                  6.7500000000              5.7600000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7600000000                      1.2600000000                       58                          6                          118                           6 Month Libor
        1471                  II                        N/A                         299990.00                  7.5000000000              5.7700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7700000000                      0.5200000000                       58                          6                          118                           6 Month Libor
        1472                  II                        N/A                         375000.00                  7.0000000000              5.7800000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7800000000                      1.0300000000                       59                          6                          119                           6 Month Libor
        1473                  II                        N/A                         361500.00                  6.7500000000              5.7900000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.7900000000                      1.2900000000                       57                          6                          117                           6 Month Libor
        1474                  II                        N/A                         364500.00                  6.8750000000              5.8550000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8550000000                      1.2300000000                       59                          6                          119                           6 Month Libor
        1475                  II                        N/A                         259486.00                  7.2500000000              5.8600000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8600000000                      0.8600000000                       58                          6                          118                           6 Month Libor
        1476                  II                        N/A                         173239.92                  6.2500000000              5.8700000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       56                          12                          56                            1 Year Libor
        1477                  II                        N/A                         279787.10                  6.1250000000              5.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1478                  II                        N/A                         142030.00                  6.2500000000              5.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.8700000000                      1.8700000000                       57                          12                          57                            1 Year Libor
        1479                  II                        N/A                         560000.00                  6.1250000000              5.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.8700000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1480                  II                        N/A                         376000.00                  6.1250000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1481                  II                        N/A                         640000.00                  6.1250000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1482                  II                        N/A                         507395.90                  6.1250000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1483                  II                        N/A                         291065.72                  6.1250000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1484                  II                        N/A                         299200.00                  6.1250000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1485                  II                        N/A                         232000.00                  6.1250000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.8700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1486                  II                        N/A                         850000.00                  6.1250000000              5.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.8700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1487                  II                        N/A                         403000.00                  6.1250000000              5.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1488                  II                        N/A                         352000.00                  6.1250000000              5.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.8700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1489                  II                        N/A                         431033.02                  6.1250000000              5.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.8700000000                      1.9950000000                       57                          12                         N/A                            1 Year Libor
        1490                  II                        N/A                         618791.71                  6.1250000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.8700000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1491                  II                        N/A                         510150.72                  6.1250000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1492                  II                        N/A                         294400.00                  6.2500000000              5.8700000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        1493                  II                        N/A                         220000.00                  6.2500000000              5.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1494                  II                        N/A                         165607.28                  6.7500000000              5.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.3700000000                       59                          6                          N/A                           6 Month Libor
        1495                  II                        N/A                         417000.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1496                  II                        N/A                         500000.00                  6.2500000000              5.8700000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1497                  II                        N/A                         249320.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1498                  II                        N/A                         133000.00                  6.2500000000              5.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1499                  II                        N/A                         317600.00                  6.2500000000              5.8700000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        1500                  II                        N/A                         554592.00                  6.2500000000              5.8700000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1501                  II                        N/A                         375958.33                  6.2500000000              5.8700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1502                  II                        N/A                         291470.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1503                  II                        N/A                         255750.00                  6.2500000000              5.8700000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1504                  II                        N/A                         420182.00                  6.2500000000              5.8700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1505                  II                        N/A                         550004.00                  6.2500000000              5.8700000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1506                  II                        N/A                         291450.00                  6.2500000000              5.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1507                  II                        N/A                         604792.00                  6.2500000000              5.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1508                  II                        N/A                         859907.97                  6.2500000000              5.8700000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1509                  II                        N/A                         541880.00                  6.2500000000              5.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1510                  II                        N/A                         196117.30                  6.2500000000              5.8700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1511                  II                        N/A                        1865000.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1512                  II                        N/A                         80000.00                   6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1513                  II                        N/A                         128560.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1514                  II                        N/A                         206572.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.8700000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1515                  II                        N/A                         255900.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1516                  II                        N/A                         316000.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1517                  II                        N/A                         231761.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1518                  II                        N/A                         158825.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.8700000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1519                  II                        N/A                         131992.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1520                  II                        N/A                         270774.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1521                  II                        N/A                         307284.00                  6.2500000000              5.8700000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.8700000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1522                  II                        N/A                         975000.00                  6.2500000000              5.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1523                  II                        N/A                         315004.00                  6.2500000000              5.8700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1524                  II                        N/A                         363953.07                  6.2500000000              5.8700000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1525                  II                        N/A                         249524.33                  6.2500000000              5.8700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.8700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1526                  II                        N/A                         124913.86                  6.2500000000              5.8700000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.8700000000                      2.3700000000                       58                          6                          N/A                           6 Month Libor
        1527                  II                        N/A                         273354.90                  7.2500000000              5.8800000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.8800000000                      0.8800000000                       57                          6                          N/A                           6 Month Libor
        1528                  II                        N/A                         219824.07                  7.1250000000              5.9050000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9050000000                      1.0300000000                       59                          6                          N/A                           6 Month Libor
        1529                  II                        N/A                         225000.00                  7.3750000000              5.9250000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9250000000                      0.8000000000                       58                          6                          118                           6 Month Libor
        1530                  II                        N/A                         232300.00                  6.8750000000              5.9250000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9250000000                      1.3000000000                       58                          6                          118                           6 Month Libor
        1531                  II                        N/A                         247000.00                  7.5000000000              5.9300000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9300000000                      0.6800000000                       58                          6                           58                           6 Month Libor
        1532                  II                        N/A                         241000.00                  7.1250000000              5.9750000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9750000000                      1.1000000000                       58                          6                          118                           6 Month Libor
        1533                  II                        N/A                         492000.00                  6.2500000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1534                  II                        N/A                         264000.00                  6.2500000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1535                  II                        N/A                         288792.00                  6.3750000000              5.9950000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.8700000000                       55                          12                         115                            1 Year Libor
        1536                  II                        N/A                         226937.00                  6.3750000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.8700000000                       57                          12                         117                            1 Year Libor
        1537                  II                        N/A                         207108.00                  6.3750000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.8700000000                       57                          12                         117                            1 Year Libor
        1538                  II                        N/A                         511557.49                  6.2500000000              5.9950000000                360                          352                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       52                          12                          52                            1 Year Libor
        1539                  II                        N/A                         977000.00                  6.2500000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1540                  II                        N/A                         282000.00                  6.2500000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1541                  II                        N/A                         172779.55                  6.2500000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1542                  II                        N/A                         607207.06                  6.2500000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1543                  II                        N/A                         384000.00                  6.2500000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1544                  II                        N/A                         282000.00                  6.2500000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1545                  II                        N/A                        1000000.00                  6.2500000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1546                  II                        N/A                         619500.00                  6.2500000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1547                  II                        N/A                         920000.00                  6.2500000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1548                  II                        N/A                         220000.00                  6.2500000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1549                  II                        N/A                         295998.67                  6.2500000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1550                  II                        N/A                         352000.00                  6.2500000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1551                  II                        N/A                         249600.00                  6.2500000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1552                  II                        N/A                         520000.00                  6.2500000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1553                  II                        N/A                         282000.00                  6.2500000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1554                  II                        N/A                         508000.00                  6.2500000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1555                  II                        N/A                         450000.00                  6.2500000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1556                  II                        N/A                         375000.00                  6.2500000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1557                  II                        N/A                         546000.00                  6.2500000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1558                  II                        N/A                         332000.00                  6.2500000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1559                  II                        N/A                         375200.00                  6.2500000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1560                  II                        N/A                         417000.00                  6.2500000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1561                  II                        N/A                         71582.20                   6.3750000000              5.9950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.8700000000                       56                          12                         N/A                            1 Year Libor
        1562                  II                        N/A                         472643.71                  6.2500000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       57                          12                         N/A                            1 Year Libor
        1563                  II                        N/A                         578340.41                  6.2500000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       57                          12                         N/A                            1 Year Libor
        1564                  II                        N/A                         583445.88                  6.2500000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1565                  II                        N/A                         653379.45                  6.2500000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   10.9950000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1566                  II                        N/A                         204750.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1567                  II                        N/A                         255981.72                  6.3750000000              5.9950000000                360                          355                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.9950000000                      2.3700000000                       55                          6                          115                           6 Month Libor
        1568                  II                        N/A                         456000.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1569                  II                        N/A                         632000.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1570                  II                        N/A                         248200.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.9950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1571                  II                        N/A                         565000.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1572                  II                        N/A                         287000.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        1573                  II                        N/A                         151360.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        1574                  II                        N/A                         487500.00                  6.3750000000              5.9950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1575                  II                        N/A                         487490.38                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.9950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1576                  II                        N/A                         351000.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 1.0000000000                   11.9950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1577                  II                        N/A                         213743.24                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1578                  II                        N/A                         168750.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1579                  II                        N/A                         190166.10                  6.3750000000              5.9950000000                360                          354                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.9950000000                      2.3700000000                       54                          6                          114                           6 Month Libor
        1580                  II                        N/A                         350050.00                  6.3750000000              5.9950000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1581                  II                        N/A                         577600.00                  6.3750000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1582                  II                        N/A                         215600.00                  6.3750000000              5.9950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1583                  II                        N/A                         544000.00                  6.3750000000              5.9950000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.9950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1584                  II                        N/A                         284800.00                  6.3750000000              5.9950000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.9950000000                      2.3700000000                       57                          6                          117                           6 Month Libor
        1585                  II                        N/A                         175000.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1586                  II                        N/A                         244000.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.9950000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1587                  II                        N/A                         127776.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1588                  II                        N/A                         160000.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1589                  II                        N/A                         193621.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.9950000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1590                  II                        N/A                         531880.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1591                  II                        N/A                         495635.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.9950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1592                  II                        N/A                         456500.00                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1593                  II                        N/A                         127650.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1594                  II                        N/A                         100000.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.9950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1595                  II                        N/A                         209648.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.9950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1596                  II                        N/A                         212000.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.9950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1597                  II                        N/A                         249992.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1598                  II                        N/A                         415920.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.9950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1599                  II                        N/A                         334404.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.9950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1600                  II                        N/A                         258600.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1601                  II                        N/A                         235745.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.9950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1602                  II                        N/A                         320240.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.9950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1603                  II                        N/A                         376000.00                  6.3750000000              5.9950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1604                  II                        N/A                         127301.37                  6.3750000000              5.9950000000                360                          355                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.9950000000                      1.8700000000                       55                          6                          N/A                           6 Month Libor
        1605                  II                        N/A                         182515.85                  6.3750000000              5.9950000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.9950000000                      1.8700000000                       56                          6                          N/A                           6 Month Libor
        1606                  II                        N/A                         190738.69                  6.3750000000              5.9950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       56                          6                          N/A                           6 Month Libor
        1607                  II                        N/A                         63821.22                   6.3750000000              5.9950000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   11.9950000000                      2.3700000000                       57                          6                          N/A                           6 Month Libor
        1608                  II                        N/A                         267756.41                  6.3750000000              5.9950000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1609                  II                        N/A                         512408.51                  6.3750000000              5.9950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   10.9950000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1610                  II                        N/A                        1158126.35                  6.3750000000              5.9950000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   11.9950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1611                  II                        N/A                         207000.00                  6.7500000000              6.0000000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.0000000000                      1.5000000000                       59                          6                          119                           6 Month Libor
        1612                  II                        N/A                         59331.56                   8.6250000000              6.0050000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   11.0050000000                     -0.3700000000                       58                          6                          N/A                           6 Month Libor
        1613                  II                        N/A                         190000.00                  7.2500000000              6.0100000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.0100000000                      1.0100000000                       58                          6                          118                           6 Month Libor
        1614                  II                        N/A                         357199.42                  7.6250000000              6.0250000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.0250000000                      0.6500000000                       58                          6                          118                           6 Month Libor
        1615                  II                        N/A                         225000.00                  6.8750000000              6.0350000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.0350000000                      1.4100000000                       58                          6                          118                           6 Month Libor
        1616                  II                        N/A                         170000.00                  7.0000000000              6.0700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.0700000000                      1.3200000000                       59                          6                          119                           6 Month Libor
        1617                  II                        N/A                         268500.00                  7.2500000000              6.0800000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.0800000000                      1.0800000000                       57                          6                          117                           6 Month Libor
        1618                  II                        N/A                         326854.27                  6.7500000000              6.0800000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.0800000000                      1.5800000000                       57                          6                          117                           6 Month Libor
        1619                  II                        N/A                         246972.00                  7.7500000000              6.0900000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.0900000000                      0.5900000000                       58                          6                          118                           6 Month Libor
        1620                  II                        N/A                         164671.00                  7.3000000000              6.0900000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.0900000000                      1.5400000000                       57                          6                          117                           6 Month Libor
        1621                  II                        N/A                         215455.14                  6.9000000000              6.0900000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.0900000000                      1.9400000000                       57                          6                          N/A                           6 Month Libor
        1622                  II                        N/A                         252000.00                  7.2500000000              6.1000000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1000000000                      1.1000000000                       58                          6                          118                           6 Month Libor
        1623                  II                        N/A                         96786.16                   7.8750000000              6.1050000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1050000000                      0.4800000000                       58                          6                          N/A                           6 Month Libor
        1624                  II                        N/A                         189587.52                  6.3750000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1625                  II                        N/A                         533816.95                  6.3750000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1626                  II                        N/A                         124800.00                  6.3750000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1627                  II                        N/A                         176800.00                  6.5000000000              6.1200000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.8700000000                       55                          12                         115                            1 Year Libor
        1628                  II                        N/A                         207500.00                  6.3750000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1629                  II                        N/A                         280000.00                  6.3750000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1630                  II                        N/A                         244000.00                  6.3750000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1631                  II                        N/A                         503350.00                  6.3750000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1632                  II                        N/A                         172000.00                  6.3750000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1633                  II                        N/A                         378977.51                  6.3750000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1634                  II                        N/A                         440000.00                  6.3750000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1635                  II                        N/A                         344000.00                  6.3750000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1636                  II                        N/A                         470000.00                  6.3750000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1637                  II                        N/A                         415885.17                  6.3750000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1638                  II                        N/A                         464000.00                  6.3750000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1639                  II                        N/A                         582400.00                  6.3750000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1640                  II                        N/A                         488450.00                  6.3750000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1641                  II                        N/A                         408000.00                  6.3750000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1642                  II                        N/A                         208000.00                  6.3750000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1643                  II                        N/A                         499000.00                  6.3750000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1644                  II                        N/A                         360000.00                  6.3750000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1645                  II                        N/A                         300000.00                  6.3750000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1646                  II                        N/A                         496000.00                  6.3750000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1647                  II                        N/A                         399900.00                  6.3750000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1648                  II                        N/A                         648184.29                  6.3750000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       57                          12                         N/A                            1 Year Libor
        1649                  II                        N/A                         169850.01                  6.3750000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1650                  II                        N/A                         139470.71                  6.3750000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1651                  II                        N/A                         199438.00                  6.5000000000              6.1200000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1200000000                      2.3700000000                       57                          6                          117                           6 Month Libor
        1652                  II                        N/A                         228000.00                  6.5000000000              6.1200000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1653                  II                        N/A                         720399.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1654                  II                        N/A                         430000.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1655                  II                        N/A                         134955.49                  6.5000000000              6.1200000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1656                  II                        N/A                         104454.23                  6.5000000000              6.1200000000                480                          479                           359                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1657                  II                        N/A                         195000.00                  6.5000000000              6.1200000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1658                  II                        N/A                         603400.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1659                  II                        N/A                         368000.00                  6.5000000000              6.1200000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1660                  II                        N/A                         205500.00                  6.5000000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1661                  II                        N/A                         260000.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1662                  II                        N/A                         390000.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1663                  II                        N/A                         345000.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1664                  II                        N/A                         325200.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1665                  II                        N/A                         309590.53                  6.5000000000              6.1200000000                480                          477                           357                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1666                  II                        N/A                         179673.68                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1667                  II                        N/A                         163928.18                  6.5000000000              6.1200000000                480                          479                           359                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1668                  II                        N/A                         143074.24                  6.5000000000              6.1200000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1669                  II                        N/A                         428000.00                  6.5000000000              6.1200000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1670                  II                        N/A                         199148.54                  6.5000000000              6.1200000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.1200000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        1671                  II                        N/A                         312000.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1672                  II                        N/A                         135629.17                  6.5000000000              6.1200000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1673                  II                        N/A                         59592.26                   6.5000000000              6.1200000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1674                  II                        N/A                         199584.70                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1675                  II                        N/A                         180990.00                  7.0000000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.3700000000                       57                          6                          117                           6 Month Libor
        1676                  II                        N/A                         70935.81                   6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1677                  II                        N/A                         434998.88                  6.5000000000              6.1200000000                360                          355                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1200000000                      2.3700000000                       55                          6                          115                           6 Month Libor
        1678                  II                        N/A                         610000.00                  6.5000000000              6.1200000000                360                          356                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1200000000                      2.3700000000                       56                          6                          116                           6 Month Libor
        1679                  II                        N/A                         517414.34                  6.5000000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1680                  II                        N/A                         195950.00                  6.5000000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1681                  II                        N/A                         675952.88                  6.5000000000              6.1200000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1682                  II                        N/A                         325000.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1683                  II                        N/A                         199900.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1200000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1684                  II                        N/A                        1840000.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1685                  II                        N/A                         135059.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1686                  II                        N/A                         255100.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1687                  II                        N/A                         388000.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1200000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1688                  II                        N/A                         389750.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1689                  II                        N/A                         580000.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1690                  II                        N/A                         127200.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1200000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1691                  II                        N/A                         205679.01                  6.5000000000              6.1200000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1200000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1692                  II                        N/A                         316000.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1693                  II                        N/A                         232000.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1200000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1694                  II                        N/A                         121987.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1695                  II                        N/A                         311550.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1200000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1696                  II                        N/A                         359950.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1200000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1697                  II                        N/A                         437828.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1698                  II                        N/A                         560000.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1699                  II                        N/A                         306816.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1700                  II                        N/A                         167300.00                  6.5000000000              6.1200000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1200000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1701                  II                        N/A                         415350.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1702                  II                        N/A                         132750.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1703                  II                        N/A                         282837.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1200000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1704                  II                        N/A                         135377.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1200000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1705                  II                        N/A                         258942.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1200000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1706                  II                        N/A                         143490.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1707                  II                        N/A                         273148.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1708                  II                        N/A                         166600.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1709                  II                        N/A                         207100.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1710                  II                        N/A                         380000.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1711                  II                        N/A                         417000.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1712                  II                        N/A                         243750.00                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1713                  II                        N/A                         556471.91                  6.5000000000              6.1200000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       56                          6                          N/A                           6 Month Libor
        1714                  II                        N/A                         233487.93                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1715                  II                        N/A                         111297.85                  6.5000000000              6.1200000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1716                  II                        N/A                         399638.39                  6.5000000000              6.1200000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1200000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1717                  II                        N/A                         287999.99                  7.3000000000              6.1500000000                360                          355                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.1500000000                      1.6000000000                       55                          6                          115                           6 Month Libor
        1718                  II                        N/A                         255900.00                  7.7500000000              6.1500000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1500000000                      0.6500000000                       58                          6                          118                           6 Month Libor
        1719                  II                        N/A                         244117.37                  7.2500000000              6.1600000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1600000000                      1.1600000000                       58                          6                          N/A                           6 Month Libor
        1720                  II                        N/A                         229071.82                  7.1250000000              6.1750000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1750000000                      1.3000000000                       58                          6                          118                           6 Month Libor
        1721                  II                        N/A                         232900.00                  7.7500000000              6.1800000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1800000000                      0.6800000000                       57                          6                           57                           6 Month Libor
        1722                  II                        N/A                         280000.00                  7.2500000000              6.1900000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.1900000000                      1.1900000000                       59                          6                          119                           6 Month Libor
        1723                  II                        N/A                         75000.00                   7.7500000000              6.1900000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.1900000000                      0.6900000000                       58                          6                          118                           6 Month Libor
        1724                  II                        N/A                         499000.00                  7.3750000000              6.2250000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2250000000                      1.1000000000                       58                          6                          118                           6 Month Libor
        1725                  II                        N/A                         305000.00                  7.3750000000              6.2250000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2250000000                      1.1000000000                       57                          6                          117                           6 Month Libor
        1726                  II                        N/A                         481400.00                  7.0000000000              6.2300000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2300000000                      1.4800000000                       59                          6                          119                           6 Month Libor
        1727                  II                        N/A                         180000.00                  7.6250000000              6.2350000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2350000000                      0.8600000000                       59                          6                          119                           6 Month Libor
        1728                  II                        N/A                         248000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          12                         118                            1 Year Libor
        1729                  II                        N/A                         103990.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          12                         118                            1 Year Libor
        1730                  II                        N/A                         200000.00                  6.5000000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1731                  II                        N/A                         164792.00                  6.6250000000              6.2450000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.8700000000                       55                          12                         115                            1 Year Libor
        1732                  II                        N/A                         244000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.8700000000                       58                          12                         118                            1 Year Libor
        1733                  II                        N/A                         956000.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          12                         119                            1 Year Libor
        1734                  II                        N/A                         90000.00                   6.5000000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1735                  II                        N/A                         291200.00                  6.5000000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1736                  II                        N/A                         368000.00                  6.5000000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1737                  II                        N/A                         638400.00                  6.5000000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1738                  II                        N/A                         180800.00                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.8700000000                       57                          12                          57                            1 Year Libor
        1739                  II                        N/A                         165750.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1740                  II                        N/A                         538000.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1741                  II                        N/A                         240000.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1742                  II                        N/A                         206400.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1743                  II                        N/A                         390400.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1744                  II                        N/A                         214400.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1745                  II                        N/A                        1263099.67                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1746                  II                        N/A                         179139.25                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1747                  II                        N/A                         344000.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1748                  II                        N/A                         360700.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1749                  II                        N/A                         237600.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1750                  II                        N/A                         620000.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1751                  II                        N/A                         480000.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1752                  II                        N/A                         352000.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1753                  II                        N/A                         46000.00                   6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1754                  II                        N/A                         296000.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1755                  II                        N/A                         260000.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1756                  II                        N/A                         995000.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1757                  II                        N/A                         158800.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1758                  II                        N/A                         294645.00                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1759                  II                        N/A                         235000.00                  6.5000000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1760                  II                        N/A                         254800.00                  6.5000000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1761                  II                        N/A                         403999.59                  6.5000000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1762                  II                        N/A                         295900.00                  6.5000000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1763                  II                        N/A                         226400.00                  6.5000000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1764                  II                        N/A                         376000.00                  6.5000000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1765                  II                        N/A                         336000.00                  6.5000000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1766                  II                        N/A                         341500.00                  6.5000000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1767                  II                        N/A                         272000.00                  6.5000000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1768                  II                        N/A                         473824.97                  6.5000000000              6.2450000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       55                          12                         N/A                            1 Year Libor
        1769                  II                        N/A                         473704.77                  6.5000000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       57                          12                         N/A                            1 Year Libor
        1770                  II                        N/A                         265573.85                  6.5000000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       57                          12                         N/A                            1 Year Libor
        1771                  II                        N/A                         648821.58                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1772                  II                        N/A                         594685.35                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1773                  II                        N/A                         273401.12                  6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1774                  II                        N/A                         83997.43                   6.5000000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1775                  II                        N/A                         83924.07                   6.5000000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1776                  II                        N/A                         103905.85                  6.5000000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1777                  II                        N/A                         305323.74                  6.5000000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1778                  II                        N/A                         80000.00                   6.5000000000              6.2450000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       60                          12                         N/A                            1 Year Libor
        1779                  II                        N/A                         217600.00                  6.5000000000              6.2450000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.2450000000                      1.9950000000                       60                          12                         N/A                            1 Year Libor
        1780                  II                        N/A                         472000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1781                  II                        N/A                         224000.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1782                  II                        N/A                         314400.00                  6.6250000000              6.2450000000                360                          356                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.2450000000                      2.3700000000                       56                          6                          116                           6 Month Libor
        1783                  II                        N/A                         184000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.2450000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1784                  II                        N/A                         524000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1785                  II                        N/A                        1309530.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1786                  II                        N/A                         248000.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.2450000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1787                  II                        N/A                         236000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        1788                  II                        N/A                         416000.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1789                  II                        N/A                         140463.03                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1790                  II                        N/A                         520000.00                  6.6250000000              6.2450000000                360                          355                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        1791                  II                        N/A                         825000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1792                  II                        N/A                         164000.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1793                  II                        N/A                         324000.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1794                  II                        N/A                         254350.00                  6.6250000000              6.2450000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1795                  II                        N/A                         431200.00                  6.6250000000              6.2450000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1796                  II                        N/A                         169230.00                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1797                  II                        N/A                         185000.00                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1798                  II                        N/A                         650000.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1799                  II                        N/A                         223920.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1800                  II                        N/A                         220000.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1801                  II                        N/A                         103920.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1802                  II                        N/A                         163920.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1803                  II                        N/A                         176000.00                  6.6250000000              6.2450000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       55                          6                           55                           6 Month Libor
        1804                  II                        N/A                         249677.38                  6.6250000000              6.2450000000                480                          477                           357                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1805                  II                        N/A                         212415.48                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1806                  II                        N/A                         159716.88                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1807                  II                        N/A                         439889.21                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1808                  II                        N/A                         271246.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1809                  II                        N/A                         150400.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1810                  II                        N/A                         212000.00                  6.6250000000              6.2450000000                360                          355                           N/A                      3.7500000000                   5.0000000000                 1.0000000000                   11.2450000000                      3.3700000000                       55                          6                          115                           6 Month Libor
        1811                  II                        N/A                         487688.00                  6.6250000000              6.2450000000                360                          355                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        1812                  II                        N/A                         166000.00                  6.6250000000              6.2450000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1813                  II                        N/A                         980000.00                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1814                  II                        N/A                         691200.00                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1815                  II                        N/A                         219201.00                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1816                  II                        N/A                         423862.00                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1817                  II                        N/A                         523545.00                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1818                  II                        N/A                         434449.00                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1819                  II                        N/A                         230000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1820                  II                        N/A                         516000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1821                  II                        N/A                         825000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1822                  II                        N/A                         182084.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1823                  II                        N/A                         204000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1824                  II                        N/A                         316329.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1825                  II                        N/A                         558712.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1826                  II                        N/A                         387896.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1827                  II                        N/A                         332000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1828                  II                        N/A                         691150.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1829                  II                        N/A                         253600.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.2450000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1830                  II                        N/A                         480000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1831                  II                        N/A                         440000.00                  6.6250000000              6.2450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1832                  II                        N/A                         166000.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1833                  II                        N/A                         279500.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1834                  II                        N/A                         218988.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1835                  II                        N/A                         233261.92                  6.6250000000              6.2450000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.2450000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1836                  II                        N/A                         317467.30                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1837                  II                        N/A                         414500.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1838                  II                        N/A                         342400.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1839                  II                        N/A                         210360.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1840                  II                        N/A                         577600.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1841                  II                        N/A                         130400.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1842                  II                        N/A                         580000.00                  6.6250000000              6.2450000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.2450000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1843                  II                        N/A                         199467.69                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.2450000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1844                  II                        N/A                         448053.31                  6.6250000000              6.2450000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2450000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1845                  II                        N/A                         147581.67                  6.6250000000              6.2450000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.2450000000                      2.3700000000                       59                          6                          N/A                           6 Month Libor
        1846                  II                        N/A                         228772.06                  8.1250000000              6.2550000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2550000000                      0.3800000000                       57                          6                          117                           6 Month Libor
        1847                  II                        N/A                         510000.00                  7.1250000000              6.2650000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2650000000                      1.3900000000                       57                          6                           57                           6 Month Libor
        1848                  II                        N/A                         142474.36                  7.6250000000              6.2750000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2750000000                      0.9000000000                       58                          6                           58                           6 Month Libor
        1849                  II                        N/A                         270000.00                  7.5000000000              6.2800000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.2800000000                      1.0300000000                       57                          6                          117                           6 Month Libor
        1850                  II                        N/A                         351848.10                  7.1250000000              6.2850000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.2850000000                      1.9100000000                       58                          6                          118                           6 Month Libor
        1851                  II                        N/A                         333000.00                  7.2500000000              6.3000000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3000000000                      1.3000000000                       57                          6                          117                           6 Month Libor
        1852                  II                        N/A                         440000.00                  7.8750000000              6.3050000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3050000000                      0.6800000000                       58                          6                          118                           6 Month Libor
        1853                  II                        N/A                         217650.00                  8.3750000000              6.3050000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3050000000                      0.1800000000                       58                          6                          118                           6 Month Libor
        1854                  II                        N/A                         191800.00                  7.8750000000              6.3050000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3050000000                      0.6800000000                       57                          6                           57                           6 Month Libor
        1855                  II                        N/A                         315000.00                  7.1250000000              6.3150000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3150000000                      1.4400000000                       57                          6                          117                           6 Month Libor
        1856                  II                        N/A                         263000.00                  7.2500000000              6.3300000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3300000000                      1.3300000000                       58                          6                          118                           6 Month Libor
        1857                  II                        N/A                         278950.00                  8.0000000000              6.3400000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3400000000                      0.5900000000                       57                          6                          117                           6 Month Libor
        1858                  II                        N/A                         169000.00                  7.1250000000              6.3450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3450000000                      1.4700000000                       58                          6                          118                           6 Month Libor
        1859                  II                        N/A                         250000.00                  7.3750000000              6.3450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3450000000                      1.2200000000                       58                          6                          118                           6 Month Libor
        1860                  II                        N/A                         237000.00                  7.1250000000              6.3450000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3450000000                      1.4700000000                       58                          6                          118                           6 Month Libor
        1861                  II                        N/A                         199500.00                  7.8750000000              6.3650000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3650000000                      0.7400000000                       59                          6                          119                           6 Month Libor
        1862                  II                        N/A                         220751.14                  6.7500000000              6.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.8700000000                       56                          12                         116                            1 Year Libor
        1863                  II                        N/A                         215346.51                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.8700000000                       57                          12                         117                            1 Year Libor
        1864                  II                        N/A                         224100.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.8700000000                       59                          12                         119                            1 Year Libor
        1865                  II                        N/A                         675000.00                  6.6250000000              6.3700000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       55                          12                          55                            1 Year Libor
        1866                  II                        N/A                         532000.00                  6.6250000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1867                  II                        N/A                         620000.00                  6.6250000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1868                  II                        N/A                         357000.00                  6.6250000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        1869                  II                        N/A                         550000.00                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1870                  II                        N/A                         530000.00                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1871                  II                        N/A                         375000.00                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1872                  II                        N/A                         956300.00                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1873                  II                        N/A                         105700.00                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1874                  II                        N/A                         273000.00                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1875                  II                        N/A                         280000.00                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1876                  II                        N/A                         240000.00                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1877                  II                        N/A                         505600.00                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1878                  II                        N/A                         315200.00                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1879                  II                        N/A                         541600.00                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1880                  II                        N/A                         476000.00                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1881                  II                        N/A                         281600.00                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        1882                  II                        N/A                         249000.00                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1883                  II                        N/A                         417000.00                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1884                  II                        N/A                         606400.00                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1885                  II                        N/A                         367200.00                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1886                  II                        N/A                         232000.00                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1887                  II                        N/A                         171350.00                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1888                  II                        N/A                         200000.00                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1889                  II                        N/A                         118400.00                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1890                  II                        N/A                         276000.00                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1891                  II                        N/A                         583200.00                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1892                  II                        N/A                         554000.00                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1893                  II                        N/A                         281600.00                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        1894                  II                        N/A                         462796.95                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1895                  II                        N/A                         429239.14                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1896                  II                        N/A                         223603.65                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1897                  II                        N/A                         479150.66                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1898                  II                        N/A                         347371.44                  6.6250000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        1899                  II                        N/A                         243784.73                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1900                  II                        N/A                         301533.74                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1901                  II                        N/A                         412435.81                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1902                  II                        N/A                         176843.84                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1903                  II                        N/A                         142274.37                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1904                  II                        N/A                         205962.13                  6.6250000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        1905                  II                        N/A                         458020.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1906                  II                        N/A                         603811.26                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1907                  II                        N/A                         192000.00                  6.7500000000              6.3700000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        1908                  II                        N/A                         235000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1909                  II                        N/A                         312000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      3.7500000000                   5.0000000000                 1.0000000000                   11.3700000000                      3.3700000000                       58                          6                          118                           6 Month Libor
        1910                  II                        N/A                        1000000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1911                  II                        N/A                         516000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1912                  II                        N/A                         488000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1913                  II                        N/A                         234930.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.3700000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1914                  II                        N/A                         240000.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1915                  II                        N/A                         279758.93                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        1916                  II                        N/A                         247499.94                  6.7500000000              6.3700000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        1917                  II                        N/A                         149999.00                  6.7500000000              6.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1918                  II                        N/A                         150800.00                  6.7500000000              6.3700000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1919                  II                        N/A                         484000.00                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1920                  II                        N/A                        1000000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1921                  II                        N/A                         496000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1922                  II                        N/A                         300000.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1923                  II                        N/A                         231200.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1924                  II                        N/A                         276000.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1925                  II                        N/A                         269100.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1926                  II                        N/A                         432000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        1927                  II                        N/A                         285200.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        1928                  II                        N/A                         206642.55                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        1929                  II                        N/A                         220550.00                  6.7500000000              6.3700000000                360                          351                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       51                          6                          111                           6 Month Libor
        1930                  II                        N/A                         540000.00                  6.7500000000              6.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1931                  II                        N/A                         459650.00                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1932                  II                        N/A                         159992.00                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 5.0000000000                   11.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1933                  II                        N/A                         432200.00                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1934                  II                        N/A                         536000.00                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1935                  II                        N/A                        2310000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1936                  II                        N/A                         185600.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1937                  II                        N/A                         166500.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1938                  II                        N/A                         296000.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1939                  II                        N/A                         438048.95                  6.7500000000              6.3700000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       55                          6                          N/A                           6 Month Libor
        1940                  II                        N/A                         131657.12                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1941                  II                        N/A                         363447.81                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        1942                  II                        N/A                        1000000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1943                  II                        N/A                         548600.00                  6.7500000000              6.3700000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        1944                  II                        N/A                         452800.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1945                  II                        N/A                         228000.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1946                  II                        N/A                         520000.00                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1947                  II                        N/A                         175992.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1948                  II                        N/A                         417000.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1949                  II                        N/A                         380380.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1950                  II                        N/A                         100000.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1951                  II                        N/A                         343000.00                  6.7500000000              6.3700000000                360                          354                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       54                          6                          114                           6 Month Libor
        1952                  II                        N/A                         185200.00                  6.7500000000              6.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1953                  II                        N/A                         699615.70                  6.7500000000              6.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1954                  II                        N/A                         540301.00                  6.7500000000              6.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1955                  II                        N/A                         184000.00                  6.7500000000              6.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1956                  II                        N/A                         132000.00                  6.7500000000              6.3700000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1957                  II                        N/A                         517799.00                  6.7500000000              6.3700000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        1958                  II                        N/A                         497276.00                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1959                  II                        N/A                         155252.00                  6.7500000000              6.3700000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.3700000000                      2.3700000000                       57                          6                          117                           6 Month Libor
        1960                  II                        N/A                         133200.00                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1961                  II                        N/A                         297999.00                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1962                  II                        N/A                         584000.00                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1963                  II                        N/A                         503200.00                  6.7500000000              6.3700000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        1964                  II                        N/A                         88931.00                   6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1965                  II                        N/A                         154982.28                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1966                  II                        N/A                        1000000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1967                  II                        N/A                         140000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1968                  II                        N/A                         288000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.3700000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1969                  II                        N/A                         275820.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1970                  II                        N/A                         320700.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.3700000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1971                  II                        N/A                         168000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1972                  II                        N/A                         279056.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1973                  II                        N/A                         660000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1974                  II                        N/A                         202196.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.3700000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        1975                  II                        N/A                         363060.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1976                  II                        N/A                         221754.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1977                  II                        N/A                         239745.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1978                  II                        N/A                         452000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1979                  II                        N/A                         271472.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1980                  II                        N/A                         176000.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1981                  II                        N/A                         279569.00                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        1982                  II                        N/A                         201500.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.3700000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1983                  II                        N/A                         991250.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1984                  II                        N/A                         234100.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1985                  II                        N/A                         662822.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.3700000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1986                  II                        N/A                         231600.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1987                  II                        N/A                         184000.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1988                  II                        N/A                         220850.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1989                  II                        N/A                         256784.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.3700000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1990                  II                        N/A                         335800.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1991                  II                        N/A                         431920.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1992                  II                        N/A                         172000.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1993                  II                        N/A                         295841.68                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1994                  II                        N/A                         580900.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1995                  II                        N/A                         280000.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        1996                  II                        N/A                         516600.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.3700000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        1997                  II                        N/A                         396000.00                  6.7500000000              6.3700000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        1998                  II                        N/A                         414100.00                  6.7500000000              6.3700000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        1999                  II                        N/A                         98500.00                   6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        2000                  II                        N/A                         171000.00                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        2001                  II                        N/A                         183360.92                  6.7500000000              6.3700000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       56                          6                          N/A                           6 Month Libor
        2002                  II                        N/A                         206121.60                  6.7500000000              6.3700000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       56                          6                          N/A                           6 Month Libor
        2003                  II                        N/A                         302013.46                  6.7500000000              6.3700000000                360                          357                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.3700000000                      2.3700000000                       57                          6                          N/A                           6 Month Libor
        2004                  II                        N/A                         166304.41                  6.7500000000              6.3700000000                480                          477                           357                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        2005                  II                        N/A                         519102.06                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        2006                  II                        N/A                         179284.78                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        2007                  II                        N/A                         637712.89                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        2008                  II                        N/A                         158725.42                  6.7500000000              6.3700000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3700000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        2009                  II                        N/A                         173850.19                  6.7500000000              6.3700000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3700000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        2010                  II                        N/A                         548189.00                  7.3750000000              6.3750000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3750000000                      1.2500000000                       59                          6                          119                           6 Month Libor
        2011                  II                        N/A                         187700.00                  7.1250000000              6.3850000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.3850000000                      1.5100000000                       58                          6                          118                           6 Month Libor
        2012                  II                        N/A                         400000.00                  8.0000000000              6.3900000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3900000000                      0.6400000000                       60                          6                          120                           6 Month Libor
        2013                  II                        N/A                         335624.90                  7.0000000000              6.3900000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3900000000                      1.6400000000                       57                          6                          117                           6 Month Libor
        2014                  II                        N/A                         540000.00                  7.2500000000              6.3900000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.3900000000                      1.3900000000                       57                          6                          117                           6 Month Libor
        2015                  II                        N/A                         308082.00                  7.2500000000              6.4000000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4000000000                      1.9000000000                       59                          6                          119                           6 Month Libor
        2016                  II                        N/A                         289793.44                  7.2500000000              6.4100000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   11.4100000000                      1.4100000000                       58                          6                          N/A                           6 Month Libor
        2017                  II                        N/A                         78876.27                   8.0000000000              6.4300000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4300000000                      0.6800000000                       57                          6                          117                           6 Month Libor
        2018                  II                        N/A                         200000.00                  7.7500000000              6.4400000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4400000000                      0.9400000000                       57                          6                          117                           6 Month Libor
        2019                  II                        N/A                         528750.00                  7.5000000000              6.4400000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4400000000                      1.1900000000                       58                          6                          118                           6 Month Libor
        2020                  II                        N/A                         124900.00                  7.8750000000              6.4550000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4550000000                      0.8300000000                       56                          6                          116                           6 Month Libor
        2021                  II                        N/A                         62700.00                   7.7500000000              6.4700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4700000000                      0.9700000000                       58                          6                          118                           6 Month Libor
        2022                  II                        N/A                         147000.00                  7.7500000000              6.4800000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4800000000                      0.9800000000                       58                          6                          118                           6 Month Libor
        2023                  II                        N/A                         525000.00                  7.8750000000              6.4850000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4850000000                      0.8600000000                       56                          6                          116                           6 Month Libor
        2024                  II                        N/A                         333705.00                  7.8750000000              6.4850000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4850000000                      0.8600000000                       58                          6                          118                           6 Month Libor
        2025                  II                        N/A                         254620.32                  7.5000000000              6.4900000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4900000000                      1.2400000000                       58                          6                          N/A                           6 Month Libor
        2026                  II                        N/A                         84873.43                   7.5000000000              6.4900000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4900000000                      1.2400000000                       58                          6                          N/A                           6 Month Libor
        2027                  II                        N/A                         637500.00                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        2028                  II                        N/A                         450000.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.8700000000                       57                          12                          57                            1 Year Libor
        2029                  II                        N/A                         170400.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.8700000000                       57                          12                         117                            1 Year Libor
        2030                  II                        N/A                         231164.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.8700000000                       57                          12                         117                            1 Year Libor
        2031                  II                        N/A                         356250.00                  6.7500000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        2032                  II                        N/A                         231900.00                  6.7500000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        2033                  II                        N/A                         224000.00                  6.7500000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        2034                  II                        N/A                         823780.75                  6.7500000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        2035                  II                        N/A                         156000.00                  6.7500000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        2036                  II                        N/A                         199892.14                  6.7500000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        2037                  II                        N/A                         399200.00                  6.7500000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        2038                  II                        N/A                         342400.00                  6.7500000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        2039                  II                        N/A                         213600.00                  6.7500000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       57                          12                          57                            1 Year Libor
        2040                  II                        N/A                         258000.00                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        2041                  II                        N/A                         339309.13                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        2042                  II                        N/A                         450000.00                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        2043                  II                        N/A                         118000.00                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        2044                  II                        N/A                         197936.00                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        2045                  II                        N/A                         318400.00                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        2046                  II                        N/A                         134796.12                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        2047                  II                        N/A                         277450.00                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        2048                  II                        N/A                         485600.00                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        2049                  II                        N/A                         480000.00                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        2050                  II                        N/A                         543900.00                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                          58                            1 Year Libor
        2051                  II                        N/A                         681000.00                  6.7500000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2052                  II                        N/A                         220000.00                  6.7500000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2053                  II                        N/A                         116000.00                  6.7500000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2054                  II                        N/A                         232000.00                  6.7500000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2055                  II                        N/A                         324000.00                  6.7500000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2056                  II                        N/A                         356000.00                  6.7500000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2057                  II                        N/A                         170400.00                  6.7500000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2058                  II                        N/A                         331918.01                  6.7500000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2059                  II                        N/A                         292000.00                  6.7500000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2060                  II                        N/A                         188000.00                  6.7500000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2061                  II                        N/A                         296500.00                  6.7500000000              6.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       60                          12                          60                            1 Year Libor
        2062                  II                        N/A                         223200.00                  6.7500000000              6.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       60                          12                          60                            1 Year Libor
        2063                  II                        N/A                         179532.44                  6.7500000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       57                          12                         N/A                            1 Year Libor
        2064                  II                        N/A                         87848.05                   6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        2065                  II                        N/A                         498130.95                  6.7500000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       58                          12                         N/A                            1 Year Libor
        2066                  II                        N/A                         431338.71                  6.7500000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        2067                  II                        N/A                         215814.03                  6.7500000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        2068                  II                        N/A                         244789.07                  6.7500000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        2069                  II                        N/A                         271765.82                  6.7500000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        2070                  II                        N/A                         134495.00                  6.7500000000              6.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       60                          12                         N/A                            1 Year Libor
        2071                  II                        N/A                         308000.00                  6.7500000000              6.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.4950000000                      1.9950000000                       60                          12                         N/A                            1 Year Libor
        2072                  II                        N/A                         327750.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2073                  II                        N/A                        1914000.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2074                  II                        N/A                         612000.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2075                  II                        N/A                         185500.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2076                  II                        N/A                         140000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2077                  II                        N/A                         591062.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2078                  II                        N/A                         364000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2079                  II                        N/A                         213200.00                  6.8750000000              6.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       60                          6                          N/A                           6 Month Libor
        2080                  II                        N/A                         248000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2081                  II                        N/A                         87751.88                   6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        2082                  II                        N/A                         311737.88                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        2083                  II                        N/A                         272000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2084                  II                        N/A                         422400.00                  6.8750000000              6.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        2085                  II                        N/A                         144918.15                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        2086                  II                        N/A                         120000.00                  6.8750000000              6.4950000000                360                          354                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.3700000000                       54                          6                          114                           6 Month Libor
        2087                  II                        N/A                         600000.00                  6.8750000000              6.4950000000                360                          356                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.3700000000                       56                          6                          116                           6 Month Libor
        2088                  II                        N/A                        1347500.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2089                  II                        N/A                         454906.78                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2090                  II                        N/A                         336000.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        2091                  II                        N/A                         329950.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2092                  II                        N/A                         535000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2093                  II                        N/A                         127500.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2094                  II                        N/A                         335600.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2095                  II                        N/A                         408000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2096                  II                        N/A                         559290.58                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2097                  II                        N/A                         400000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2098                  II                        N/A                         147120.00                  6.8750000000              6.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        2099                  II                        N/A                         149873.98                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        2100                  II                        N/A                         228503.86                  6.8750000000              6.4950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.3700000000                       59                          6                          N/A                           6 Month Libor
        2101                  II                        N/A                         254352.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        2102                  II                        N/A                         397988.60                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        2103                  II                        N/A                         356440.00                  6.8750000000              6.4950000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        2104                  II                        N/A                         518700.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2105                  II                        N/A                         400000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2106                  II                        N/A                         268000.00                  6.8750000000              6.4950000000                360                          357                           N/A                      3.8750000000                   3.0000000000                 1.0000000000                   12.4950000000                      3.4950000000                       57                          6                           57                           6 Month Libor
        2107                  II                        N/A                         223880.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                           58                           6 Month Libor
        2108                  II                        N/A                         215636.02                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        2109                  II                        N/A                         252000.00                  6.8750000000              6.4950000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        2110                  II                        N/A                         318100.00                  6.8750000000              6.4950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        2111                  II                        N/A                         171900.08                  6.8750000000              6.4950000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        2112                  II                        N/A                         500000.00                  6.8750000000              6.4950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        2113                  II                        N/A                         188000.00                  6.8750000000              6.4950000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        2114                  II                        N/A                         280000.00                  6.8750000000              6.4950000000                360                          356                           N/A                      2.5000000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.1200000000                       56                          6                          116                           6 Month Libor
        2115                  II                        N/A                         519550.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2116                  II                        N/A                         182459.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2117                  II                        N/A                         500000.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2118                  II                        N/A                         358136.56                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2119                  II                        N/A                         230000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2120                  II                        N/A                         169000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2121                  II                        N/A                         129000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2122                  II                        N/A                         472000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2123                  II                        N/A                         508000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2124                  II                        N/A                         482400.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2125                  II                        N/A                         231200.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        2126                  II                        N/A                         357000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        2127                  II                        N/A                         371852.35                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        2128                  II                        N/A                         165320.48                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        2129                  II                        N/A                         173248.81                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        2130                  II                        N/A                         212000.00                  6.8750000000              6.4950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        2131                  II                        N/A                         975000.00                  6.8750000000              6.4950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        2132                  II                        N/A                         148000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2133                  II                        N/A                         434409.24                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2134                  II                        N/A                         304000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2135                  II                        N/A                         78483.08                   6.8750000000              6.4950000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       56                          6                          N/A                           6 Month Libor
        2136                  II                        N/A                         408000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2137                  II                        N/A                         320000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2138                  II                        N/A                         262400.00                  6.8750000000              6.4950000000                360                          354                           N/A                      3.7500000000                   5.0000000000                 1.0000000000                   11.4950000000                      3.3700000000                       54                          6                          114                           6 Month Libor
        2139                  II                        N/A                         264000.00                  6.8750000000              6.4950000000                360                          355                           N/A                      3.7500000000                   5.0000000000                 1.0000000000                   11.4950000000                      3.3700000000                       55                          6                          115                           6 Month Libor
        2140                  II                        N/A                         604800.00                  6.8750000000              6.4950000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        2141                  II                        N/A                         626950.91                  6.8750000000              6.4950000000                360                          355                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        2142                  II                        N/A                         137600.00                  6.8750000000              6.4950000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        2143                  II                        N/A                         208000.00                  6.8750000000              6.4950000000                360                          355                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       55                          6                          115                           6 Month Libor
        2144                  II                        N/A                         193999.99                  6.8750000000              6.4950000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        2145                  II                        N/A                         157600.00                  6.8750000000              6.4950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        2146                  II                        N/A                         432694.00                  6.8750000000              6.4950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        2147                  II                        N/A                         167914.57                  6.8750000000              6.4950000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       56                          6                          116                           6 Month Libor
        2148                  II                        N/A                         967500.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2149                  II                        N/A                        1126500.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2150                  II                        N/A                        1500000.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2151                  II                        N/A                         434000.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2152                  II                        N/A                        1475000.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2153                  II                        N/A                         418997.33                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2154                  II                        N/A                         156000.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2155                  II                        N/A                         124080.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 1.0000000000                   12.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2156                  II                        N/A                         496000.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2157                  II                        N/A                         423800.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2158                  II                        N/A                         512000.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2159                  II                        N/A                         600000.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2160                  II                        N/A                         720000.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2161                  II                        N/A                         590870.41                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2162                  II                        N/A                         457600.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2163                  II                        N/A                         238000.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   4.7500000000                 1.0000000000                   11.2450000000                      1.8700000000                       57                          6                          117                           6 Month Libor
        2164                  II                        N/A                         71201.00                   6.8750000000              6.4950000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        2165                  II                        N/A                         92250.00                   6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2166                  II                        N/A                         388857.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2167                  II                        N/A                         128000.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2168                  II                        N/A                         180480.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2169                  II                        N/A                         312000.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        2170                  II                        N/A                         72600.00                   6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2171                  II                        N/A                         720000.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2172                  II                        N/A                         212000.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.3700000000                       58                          6                          118                           6 Month Libor
        2173                  II                        N/A                         488000.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2174                  II                        N/A                         569100.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2175                  II                        N/A                         481850.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2176                  II                        N/A                         396385.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2177                  II                        N/A                         448000.00                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2178                  II                        N/A                         399050.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2179                  II                        N/A                         348750.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2180                  II                        N/A                         302245.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        2181                  II                        N/A                         540000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2182                  II                        N/A                         192000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2183                  II                        N/A                         170000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2184                  II                        N/A                         211300.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2185                  II                        N/A                         248000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2186                  II                        N/A                         192000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2187                  II                        N/A                         356000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2188                  II                        N/A                         272000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2189                  II                        N/A                         224900.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2190                  II                        N/A                         172300.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        2191                  II                        N/A                         143340.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2192                  II                        N/A                         284000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2193                  II                        N/A                         204450.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2194                  II                        N/A                         313714.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        2195                  II                        N/A                         649900.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2196                  II                        N/A                         298400.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2197                  II                        N/A                         204000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2198                  II                        N/A                         275980.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        2199                  II                        N/A                         371310.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        2200                  II                        N/A                         513125.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2201                  II                        N/A                         840000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2202                  II                        N/A                         388000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2203                  II                        N/A                         230350.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        2204                  II                        N/A                         219926.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.7500000000                   6.0000000000                 2.0000000000                   12.4950000000                      2.3700000000                       59                          6                          119                           6 Month Libor
        2205                  II                        N/A                         317000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2206                  II                        N/A                         238550.00                  6.8750000000              6.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        2207                  II                        N/A                         315920.00                  6.8750000000              6.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       60                          6                          120                           6 Month Libor
        2208                  II                        N/A                         550000.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                           57                           6 Month Libor
        2209                  II                        N/A                         549600.00                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       57                          6                           57                           6 Month Libor
        2210                  II                        N/A                         312000.00                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                           59                           6 Month Libor
        2211                  II                        N/A                         435561.31                  6.8750000000              6.4950000000                360                          354                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       54                          6                          N/A                           6 Month Libor
        2212                  II                        N/A                         618387.07                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        2213                  II                        N/A                         490752.84                  6.8750000000              6.4950000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.4950000000                      1.8700000000                       57                          6                          N/A                           6 Month Libor
        2214                  II                        N/A                         184586.43                  6.8750000000              6.4950000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        2215                  II                        N/A                         204729.85                  6.8750000000              6.4950000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       59                          6                          N/A                           6 Month Libor
        2216                  II                        N/A                         206000.00                  6.8750000000              6.4950000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.4950000000                      1.8700000000                       60                          6                          N/A                           6 Month Libor
        2217                  II                        N/A                         477082.45                  8.0000000000              6.5100000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5100000000                      0.7600000000                       58                          6                          118                           6 Month Libor
        2218                  II                        N/A                         302400.00                  7.5000000000              6.5100000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5100000000                      1.2600000000                       58                          6                          118                           6 Month Libor
        2219                  II                        N/A                         245050.00                  8.0000000000              6.5100000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5100000000                      0.7600000000                       58                          6                          118                           6 Month Libor
        2220                  II                        N/A                         365750.00                  7.7500000000              6.5100000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5100000000                      1.0100000000                       58                          6                          118                           6 Month Libor
        2221                  II                        N/A                         149900.00                  7.6250000000              6.5250000000                360                          356                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.5250000000                      1.1500000000                       56                          6                          116                           6 Month Libor
        2222                  II                        N/A                         235000.00                  7.6250000000              6.5350000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5350000000                      1.1600000000                       58                          6                           58                           6 Month Libor
        2223                  II                        N/A                         131900.00                  7.8750000000              6.5350000000                360                          356                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5350000000                      0.9100000000                       56                          6                          116                           6 Month Libor
        2224                  II                        N/A                         327402.54                  9.0000000000              6.5500000000                360                          357                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5500000000                     -0.2000000000                       57                          6                          N/A                           6 Month Libor
        2225                  II                        N/A                         523000.00                  7.5000000000              6.5500000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5500000000                      1.3000000000                       58                          6                          118                           6 Month Libor
        2226                  II                        N/A                         195500.00                  7.2500000000              6.5500000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5500000000                      1.5500000000                       59                          6                          119                           6 Month Libor
        2227                  II                        N/A                         197705.20                  7.5000000000              6.5500000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5500000000                      1.3000000000                       58                          6                          N/A                           6 Month Libor
        2228                  II                        N/A                         260000.00                  7.5000000000              6.5500000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5500000000                      1.3000000000                       59                          6                          119                           6 Month Libor
        2229                  II                        N/A                         171500.00                  7.7500000000              6.5600000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5600000000                      1.0600000000                       59                          6                          119                           6 Month Libor
        2230                  II                        N/A                         315000.00                  8.2500000000              6.5600000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5600000000                      0.5600000000                       59                          6                          119                           6 Month Libor
        2231                  II                        N/A                         84896.64                   8.5000000000              6.5700000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5700000000                      0.3200000000                       58                          6                          N/A                           6 Month Libor
        2232                  II                        N/A                         128405.00                  8.0000000000              6.5800000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.5800000000                      0.8300000000                       59                          6                          119                           6 Month Libor
        2233                  II                        N/A                         434900.00                  7.7500000000              6.6000000000                360                          357                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.6000000000                      1.1000000000                       57                          6                          117                           6 Month Libor
        2234                  II                        N/A                         230000.00                  8.0000000000              6.6100000000                360                          359                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.6100000000                      0.8600000000                       59                          6                          119                           6 Month Libor
        2235                  II                        N/A                         189900.00                  8.0000000000              6.6100000000                360                          355                           N/A                      2.2500000000                   6.0000000000                 2.0000000000                   12.6100000000                      0.8600000000                       55                          6                          115                           6 Month Libor
        2236                  II                        N/A                         240740.16                  7.5000000000              6.6100000000                480                          478                           358                      2.2500000000                   5.0000000000                 1.0000000000                   11.6100000000                      1.3600000000                       58                          6                          N/A                           6 Month Libor
        2237                  II                        N/A                         415352.00                  6.9990000000              6.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6190000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2238                  II                        N/A                         201600.00                  6.9990000000              6.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6190000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2239                  II                        N/A                         435720.00                  6.9990000000              6.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6190000000                      1.8700000000                       58                          6                          118                           6 Month Libor
        2240                  II                        N/A                         372045.00                  6.9990000000              6.6190000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6190000000                      1.8700000000                       59                          6                          119                           6 Month Libor
        2241                  II                        N/A                         166365.96                  6.9990000000              6.6190000000                360                          358                           N/A                      2.2500000000                   5.0000000000                 1.0000000000                   11.6190000000                      1.8700000000                       58                          6                          N/A                           6 Month Libor
        2242                  II                        N/A                         160000.00                  6.8750000000              6.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.6200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2243                  II                        N/A                         112400.00                  6.8750000000              6.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.6200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2244                  II                        N/A                         224000.00                  6.8750000000              6.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.6200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2245                  II                        N/A                         124800.00                  6.8750000000              6.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.6200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2246                  II                        N/A                         152000.00                  6.8750000000              6.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.6200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2247                  II                        N/A                         143200.00                  6.8750000000              6.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.6200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2248                  II                        N/A                         280000.00                  6.8750000000              6.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.6200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2249                  II                        N/A                         195200.00                  6.8750000000              6.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.6200000000                      1.9950000000                       59                          12                          59                            1 Year Libor
        2250                  II                        N/A                         303200.00                  6.8750000000              6.6200000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.6200000000                      1.9950000000                       60                          12                          60                            1 Year Libor
        2251                  II                        N/A                         131200.00                  6.8750000000              6.6200000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.6200000000                      1.9950000000                       60                          12                          60                            1 Year Libor
        2252                  II                        N/A                         234602.75                  6.8750000000              6.6200000000                360                          359                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.6200000000                      1.9950000000                       59                          12                         N/A                            1 Year Libor
        2253                  II                        N/A                         202400.00                  6.8750000000              6.6200000000                360                          360                           N/A                      2.2500000000                   5.0000000000                 2.0000000000                   11.6200000000                      1.9950000000                       60                          12                         N/A                            1 Year Libor

                              STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                                                Depositor

                                    MORTGAGE PASS-THROUGH CERTIFICATES
                                          MORTGAGE-BACKED NOTES

      __________________________________________________________________________________

        You should  consider  carefully the risk factors  beginning on page 6 in this prospectus and the risk factors in the prospectus supplement.
      __________________________________________________________________________________

The Offered Securities
The depositor  proposes to establish one or more issuing  entities to issue and sell from time to time one
or  more  classes  of  offered  securities,   which  shall  be  mortgage   pass-through   certificates  or
mortgage-backed notes.

The Issuing Entity
Each series of  securities  will be secured by an issuing  entity,  which will be a trust fund  consisting primarily of a segregated pool of mortgage loans, including:

      o     mortgage loans secured by first and junior liens on the related mortgage property;
      o     home equity revolving lines of credit;
      o     mortgage loans where the borrower has little or no equity in the related mortgaged property;
      o     mortgage loans secured by one-to-four-family residential properties;
      o     mortgage loans secured by multifamily properties,  commercial properties and mixed residential and commercial  properties,  provided that the  concentration of these properties is less than
            10% of the pool;
      o     manufactured  housing conditional sales contracts and installment loan agreements or interests therein; and
      o     mortgage  securities  issued or  guaranteed  by Ginnie Mae,  Fannie Mae,  Freddie Mac or other government agencies or government-sponsored agencies or privately issued mortgage securities;
            in each case acquired by the depositor from one or more affiliated or unaffiliated institutions.

Credit Enhancement
If so specified in the related  prospectus  supplement,  the issuing entity for a series of securities may include any one or any  combination  of a financial  guaranty  insurance  policy,  mortgage pool insurance policy,  letter of credit,  special  hazard  insurance  policy or reserve fund,  currency or interest rate exchange  agreements.  In addition to or in lieu of the foregoing,  credit  enhancement may be provided by means  of  subordination  of  one  or  more  classes  of  securities,  by  cross-collateralization  or  by overcollateralization.

The securities of each series will represent  interests or  obligations  of the issuing  entity,  and will not represent interests in or obligations of the sponsor, depositor, or any of their affiliates.

The offered  securities  may be offered to the public through  different  methods as described in "Methods of Distribution" in this prospectus.

Neither the  Securities  and  Exchange  Commission  nor any state  securities  commission  has approved or disapproved  of the  securities  offered  hereby or  determined  that this  prospectus  or the  prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

                            The date of this prospectus is March ___, 2007.

                                TABLE OF CONTENTS

Caption                                                                    Page

   Servicing and Other Compensation and

DESCRIPTION OF PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE;

   Certain Matters Regarding the Master Servicer

   Anti-Deficiency Legislation and Other

                                               INTRODUCTION

             All capitalized terms in this prospectus are defined in the glossary at the end.

General

         The mortgage  pass-through  certificates or mortgage-backed  notes offered by this prospectus and the related  prospectus  supplement  will be offered from time to time in series.  The  securities of each series  will  consist  of  the  offered  securities  of the  series,  together  with  any  other  mortgage pass-through certificates or mortgage-backed notes of the series.

         Each series of  certificates  will  represent in the  aggregate the entire  beneficial  ownership interest  in,  and  each  series  of notes  will  represent  indebtedness  of,  an  issuing  entity  to be established  by the depositor.  Each issuing entity will consist  primarily of a pool of mortgage loans or interests  therein,  which may include  mortgage  securities,  acquired by the depositor  from one or more affiliated or unaffiliated  sellers. See "The Depositor" and "The Mortgage Pools" in this prospectus.  The mortgage loans may include  sub-prime  mortgage  loans.  The issuing entity assets,  may also include,  if applicable,  reinvestment  income,  reserve funds,  cash accounts,  swaps and other  derivatives  that are described in this  prospectus,  and various forms of credit  enhancement  as described in this  prospectus and will be held in trust for the benefit of the related  securityholders  pursuant  to: (1) with  respect to each  series of  certificates,  a pooling  and  servicing  agreement  or other  agreement,  or (2) with respect to each series of notes,  an indenture,  in each case as more fully  described in this  prospectus and in the related prospectus  supplement.  Information  regarding the offered securities of a series, and the general  characteristics  of the mortgage loans and other assets in the related issuing  entity,  will be set forth in the related prospectus supplement.

         Each series of  securities  will include one or more  classes.  Each class of  securities  of any series will  represent the right,  which right may be senior or  subordinate  to the rights of one or more of the other  classes of the  securities,  to receive a  specified  portion of payments  of  principal  or interest or both on the mortgage  loans and the other assets in the related  issuing  entity in the manner described  in  this  prospectus  under  "Description  of the  Securities"  and in the  related  prospectus supplement.  A series may include one or more classes of securities  entitled to principal  distributions, with  disproportionate,  nominal  or  no  interest  distributions,  or  to  interest  distributions,  with disproportionate,  nominal or no  principal  distributions.  A series may include  two or more  classes of securities which differ as to the timing,  sequential  order,  priority of payment,  pass-through  rate or amount of distributions of principal or interest or both.

         The  depositor's  only  obligations  with respect to a series of  securities  will be pursuant to representations  and  warranties  made by the  depositor,  except as provided  in the  related  prospectus supplement.  The master  servicer and each principal  servicer for any series of securities  will be named in the related prospectus  supplement.  The principal  obligations of the master servicer will be pursuant to its contractual  servicing  obligations,  which include its limited  obligation to make advances in the event of  delinquencies  in payments  on the related  mortgage  loans if the  servicer of a mortgage  loan fails to make such advance. See "Description of the Securities" in this prospectus.

         If so  specified  in the  related  prospectus  supplement,  the  issuing  entity  for a series of securities  may include any one or any  combination of a financial  guaranty  insurance  policy,  mortgage pool insurance  policy,  letter of credit,  special hazard  insurance  policy,  reserve fund,  currency or interest rate exchange  agreements or any other type of credit  enhancement  described in this prospectus.
In addition to or in lieu of the foregoing,  credit  enhancement may be provided by means of subordination of one or  more  classes  of  securities,  by  cross-collateralization  or by  overcollateralization.  See
"Description of Credit Enhancement" in this prospectus.

         The rate of payment of principal of each class of  securities  entitled to a portion of principal payments on the mortgage  loans in the related  mortgage pool and the issuing entity assets will depend on the priority of payment of the class and the rate and timing of principal  payments on the mortgage  loans and other  issuing  entity  assets,  including  by  reason  of  prepayments,  defaults,  liquidations  and repurchases of mortgage  loans. A rate of principal  payments  lower or faster than that  anticipated  may affect the yield on a class of securities in the manner  described in this  prospectus  and in the related prospectus supplement.  See "Yield Considerations" in this prospectus.

         With respect to each series of  securities,  one or more separate  elections may be made to treat the related  issuing  entity or a designated  portion  thereof as a REMIC for federal income tax purposes.
If applicable,  the prospectus  supplement for a series of securities  will specify which class or classes of the  securities  will be  considered  to be regular  interests in the related  REMIC and which class of securities  or other  interests  will be  designated as the residual  interest in the related  REMIC.  See
"Federal Income Tax Consequences" in this prospectus.

         The  offered  securities  may  be  offered  through  one or  more  different  methods,  including offerings  through  underwriters,  as  more  fully  described  under  "Methods  of  Distribution"  in this prospectus and in the related prospectus supplement.

         There  will be no  secondary  market  for the  offered  securities  of any  series  prior  to the offering  thereof.  There can be no assurance  that a secondary  market for any of the offered  securities will develop or, if it does develop,  that it will continue.  The offered securities will not be listed on any securities exchange, unless so specified in the related prospectus supplement.

                                               RISK FACTORS

         You should carefully  consider,  among other things, the following factors in connection with the purchase of the offered certificates:

The  Offered  Certificates  or Notes  Will  Have  Limited  Liquidity,  So You May Be  Unable  to Sell Your
Securities or May Be Forced to Sell Them at a Discount from Their Fair Market Value.

         The  underwriter  intends  to make a  secondary  market  in the  offered  certificates  or notes, however  the  underwriter  will not be  obligated  to do so.  There can be no  assurance  that a secondary market for the offered  certificates  or notes will develop or, if it does  develop,  that it will provide holders of the offered  certificates  or notes with  liquidity of  investment or that it will continue for the life of the offered  certificates or notes.  As a result,  any resale prices that may be available for any offered  certificate  in any market that may  develop may be at a discount  from the initial  offering price or the fair  market  value  thereof.  The  offered  certificates  or notes will not be listed on any securities exchange.

The Rate and Timing of Principal  Distributions  on the Offered  Certificates or Notes Will Be Affected by
Prepayment Speeds.

         The rate and timing of  distributions  allocable  to  principal  on the offered  certificates  or notes,  other than the interest  only  certificates,  will depend,  in general,  on the rate and timing of principal  payments,  including  prepayments and collections upon defaults,  liquidations and repurchases, on the mortgage loans in the related loan group, or in the case of the offered  subordinate  certificates, both loan groups,  and the allocation  thereof to pay principal on these  certificates  as provided in the prospectus  supplement.  As is the case with mortgage  pass-through  certificates  generally,  the offered certificates or notes are subject to substantial  inherent  cash-flow  uncertainties  because the mortgage loans  may be  prepaid  at any time.  However,  if  applicable,  with  respect  to the  percentage  of the mortgage  loans set forth in the prospectus  supplement,  a prepayment  within five years,  as provided in the mortgage note, of its  origination  may subject the related  mortgagor to a prepayment  charge,  which may act as a deterrent to  prepayment of the mortgage  loan.  See "The  Mortgage  Pool" in the  prospectus supplement.

         Generally,  when  prevailing  interest rates are increasing,  prepayment  rates on mortgage loans tend to decrease.  A decrease in the prepayment  rates on the mortgage loans will result in a reduced rate of return of principal to investors in the offered  certificates  or notes at a time when  reinvestment at higher prevailing rates would be desirable.

         Conversely,  when  prevailing  interest rates are declining,  prepayment  rates on mortgage loans tend to  increase.  An increase in the  prepayment  rates on the  mortgage  loans will result in a greater rate of return of principal to investors in the offered  certificates or notes, at time when  reinvestment at comparable yields may not be possible.

         During a certain  period as  described  in the related  prospectus  supplement  after the closing date,  the entire amount of any  prepayments  and certain other  unscheduled  recoveries of principal with respect to the  mortgage  loans in a loan  group  will be  allocated  to the  senior  certificates  in the related  certificate group, other than the interest only certificates,  with such allocation to be subject to further  reduction  over an  additional  four year period  thereafter,  as described in the  prospectus supplement,  unless the amount of  subordination  provided to the senior  certificates  by the subordinate certificates  is twice the amount as of the cut-off  date,  and  certain  loss and  delinquency  tests are satisfied.  This will accelerate the amortization of the senior  certificates in each  certificate  group, other than the interest only  certificates,  as a whole while,  in the absence of losses in respect of the mortgage loans in the related loan group,  increasing the percentage  interest in the principal balance of the mortgage loans in such loan group the subordinate certificates evidence.

         For further  information  regarding the effect of principal  prepayments on the weighted  average lives of the offered  certificates or notes,  see "Yield on the  Certificates"  or "Yield on the Notes" in
the  prospectus   supplement,   including  the  table  entitled  "Percent  of  Initial  Principal  Balance
Outstanding at the Following Percentages of the Prepayment Assumption" in the prospectus supplement.

The Yield to Maturity on the Offered Certificates or Notes Will Depend on a Variety of Factors.

         The yield to  maturity on the offered  certificates  or notes,  particularly  the  interest  only certificates, will depend, in general, on:

         o        the applicable purchase price; and

         o        the rate and timing of principal  payments,  including  prepayments and collections upon
                  defaults,   liquidations  and  repurchases,  on  the  related  mortgage  loans  and  the allocation  thereof to reduce the current  principal  amount or  notional  amount of the offered certificates or notes, as well as other factors.

         The yield to investors  on the offered  certificates  or notes will be adversely  affected by any allocation thereto of interest shortfalls on the mortgage loans.

         In general,  if the offered  certificates or notes,  other than the interest only certificates or notes, are purchased at a premium and principal  distributions  occur at a rate faster than anticipated at the time of  purchase,  the  investor's  actual  yield to maturity  will be lower than that assumed at the time of  purchase.  Conversely,  if the  offered  certificates  or notes,  other  than the  interest  only certificates,  are  purchased at a discount and principal  distributions  occur at a rate slower than that anticipated  at the time of purchase,  the  investor's  actual  yield to maturity  will be lower than that originally assumed.

         The  proceeds  to the  depositor  from  the  sale  of the  offered  certificates  or  notes  were determined  based on a number of assumptions,  including a constant rate of prepayment each month, or CPR, relative to the then outstanding  principal  balance of the mortgage loans. No representation is made that the mortgage  loans will prepay at this rate or at any other rate, or that the mortgage  loans will prepay at the same rate. The yield  assumptions for the offered  certificates or notes will vary as determined at the time of sale. See "Yield on the Certificates" or "Yield on the Notes" in the prospectus supplement.

The Mortgage Loans  Concentrated  in a Specific  Region May Present a Greater Risk of Loss with Respect to
Such Mortgage Loans.

         Mortgage  loans  secured by  properties  located in the State of  California  are more  likely to incur defaults or losses as a result of physical  damage to the  properties  resulting from natural causes such as earthquake,  mudslide and wildfire,  as compared to mortgage  loans secured by properties  located in other  locations.  Investors  should note that some  geographic  regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and,  consequently,  will experience  higher rates of loss and  delinquency  than will be experienced  on mortgage loans  generally.
For example,  a region's economic condition and housing market may be directly,  or indirectly,  adversely affected by natural disasters or civil  disturbances such as earthquakes,  hurricanes,  floods,  eruptions or riots.  The  economic  impact  of any of these  types of events  may also be felt in areas  beyond  the region  immediately  affected by the  disaster or  disturbance.  The mortgage  loans  securing the offered certificates  or notes may be  concentrated  in these  regions,  and any  concentration  may present  risk considerations  in addition to those  generally  present for similar  mortgage-backed  securities  without this  concentration.  Any risks  associated  with  mortgage  loan  concentration  may  affect the yield to maturity of the offered  certificates  or notes to the extent losses caused by these risks are not covered by the subordination provided by the non-offered subordinate certificates or notes.

Statutory  and  Judicial  Limitations  on  Foreclosure  Procedures  May Delay  Recovery  in Respect of the
Mortgaged  Property  and, in Some  Instances,  Limit the Amount That May Be Recovered  by the  Foreclosing
Lender,  Resulting in Losses on the Mortgage Loans That Might be Allocated to the Offered  Certificates or
Notes.

         Foreclosure  procedures  may vary from  state to state.  Two  primary  methods of  foreclosing  a mortgage instrument are judicial foreclosure,  involving court proceedings,  and non-judicial  foreclosure pursuant to a power of sale granted in the mortgage  instrument.  A foreclosure  action is subject to most of the delays and  expenses of other  lawsuits  if  defenses  are raised or  counterclaims  are  asserted.
Delays may also result from difficulties in locating necessary defendants.  Non-judicial  foreclosures may be subject to delays  resulting  from state laws  mandating  the recording of notice of default and notice of sale and,  in some  states,  notice to any party  having an  interest  of record in the real  property, including junior lienholders.  Some states have adopted "anti-deficiency"  statutes that limit the ability of a lender to collect the full amount owed on a loan if the property sells at  foreclosure  for less than the full amount owed. In addition,  United  States courts have  traditionally  imposed  general  equitable principles  to limit the remedies  available to lenders in  foreclosure  actions that are perceived by the court as harsh or unfair.  The effect of these  statutes  and judicial  principles  may be to delay and/or reduce  distributions  in respect of the offered  certificates  or notes.  See "Legal  Aspects of Mortgage
Loans—Foreclosure on Mortgages and Some Contracts" in this prospectus.

The Value of the Mortgage  Loans May Be Affected By, Among Other Things,  a Decline in Real Estate Values,
Which May Result in Losses on the Offered Certificates or Notes.

         No assurance  can be given that values of the mortgaged  properties  have remained or will remain at their  levels on the dates of  origination  of the related  mortgage  loans.  If the  residential  real estate market should  experience an overall decline in property  values so that the  outstanding  balances of the mortgage  loans,  and any  secondary  financing on the mortgaged  properties,  in the mortgage pool
become  equal  to  or  greater  than  the  value  of  the  mortgaged  properties,   the  actual  rates  of
delinquencies,  foreclosures  and losses  could be higher  than  those now  generally  experienced  in the mortgage  lending  industry.  In some areas of the  United  States,  real  estate  values  have risen at a greater  rate in  recent  years  than in the past.  In  particular,  mortgage  loans  with high  principal balances or high loan-to-value  ratios will be affected by any decline in real estate values.  Real estate values in any area of the  country  may be  affected  by several  factors,  including  population  trends, mortgage  interest  rates,  and the  economic  well-being  of that area.  Any decrease in the value of the mortgage loans may result in the  allocation of losses which are not covered by credit  enhancement to the offered certificates or notes.

The  Ratings  on the  Offered  Certificates  or Notes Are Not a  Recommendation  to Buy,  Sell or Hold the
Offered  Certificates  or Notes and Are Subject to Withdrawal at Any Time,  Which May Affect the Liquidity
or the Market Value of the Offered Certificates or Notes.

         It is a  condition  to the  issuance  of the  offered  certificates  or notes  that each class of offered  certificates  or notes be rated in one of the four  highest  rating  categories  by a  nationally recognized  statistical  rating agency.  A security  rating is not a  recommendation  to buy, sell or hold securities  and may be subject to revision or  withdrawal  at any time. No person is obligated to maintain the rating on any  offered  certificate,  and,  accordingly,  there can be no  assurance  that the ratings assigned to any offered  certificate on the date on which the offered  certificates or notes are initially issued  will not be lowered  or  withdrawn  by a rating  agency at any time  thereafter.  In the event any rating is revised or withdrawn,  the liquidity or the market value of the related offered  certificates or notes may be  adversely  affected.  See  "Ratings"  in the  prospectus  supplement  and  "Rating"  in this prospectus.

         The  ratings  of the  offered  certificates  or  notes  by the  rating  agencies  may be  lowered following  the  initial  issuance  thereof  as a result of losses on the  mortgage  loans in excess of the levels  contemplated  by the rating  agencies at the time of their initial  rating  analysis.  Neither the depositor,  the master  servicer,  the  servicers,  the securities  administrator,  the trustee nor any of their respective  affiliates will have any obligation to replace or supplement any credit enhancement,  or to take any other action to maintain the ratings of the offered  certificates or notes.  See  "Description of Credit Enhancement—Reduction or Substitution of Credit Enhancement" in this prospectus.

The Mortgage  Loans May Have  Limited  Recourse to the Related  Borrower,  Which May Result in Losses with
Respect to These Mortgage Loans.

         Some or all of the mortgage loans  included in the issuing  entity will be  nonrecourse  loans or loans for which recourse may be restricted or unenforceable.  As to those mortgage loans,  recourse in the event of mortgagor  default will be limited to the specific real  property and other assets,  if any, that were  pledged to secure the  mortgage  loan.  However,  even with  respect  to those  mortgage  loans that provide for recourse  against the  mortgagor  and its assets  generally,  there can be no  assurance  that enforcement  of the recourse  provisions  will be  practicable,  or that the other assets of the mortgagor will be  sufficient  to  permit a  recovery  in  respect  of a  defaulted  mortgage  loan in excess of the liquidation value of the related mortgaged  property.  Any risks associated with mortgage loans with no or limited  recourse  may affect the yield to  maturity of the  offered  certificates  or notes to the extent losses  caused by these risks which are not covered by credit  enhancement  are  allocated  to the offered certificates or notes.

The Mortgage  Loans May Have  Environmental  Risks,  Which May Result in Increased  Losses with Respect to
These Mortgage Loans.

         To the extent that a servicer or the master  servicer,  in its  capacity as  successor  servicer, for a mortgage  loan  acquires  title to any related  mortgaged  property  which is  contaminated  with or affected  by  hazardous  wastes or  hazardous  substances,  these  mortgage  loans may incur  losses.  See
"Servicing of Mortgage  Loans—Realization  Upon or Sale of Defaulted Mortgage Loans" and "Legal Aspects of
Mortgage  Loans—Environmental  Legislation" in this prospectus.  To the extent these  environmental  risks result in losses on the mortgage  loans,  the yield to maturity of the offered  certificates  or notes, to the extent not covered by credit enhancement, may be affected.

Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans.

         Applicable  state and local laws generally  regulate  interest  rates and other charges,  require specific  disclosure,  and require licensing of the originator.  In addition,  other state and local laws, public  policy and general  principles  of equity  relating to the  protection  of  consumers,  unfair and deceptive practices and debt collection  practices may apply to the origination,  servicing and collection of the mortgage loans.

         The mortgage loans are also subject to federal laws, including:

         o        the  Federal  Truth-in-Lending  Act  and  Regulation  Z  promulgated  thereunder,  which require  specific  disclosures  to the  borrowers  regarding  the terms of the  mortgage loans;

         o        the  Equal  Credit  Opportunity  Act and  Regulation  B  promulgated  thereunder,  which prohibit  discrimination  on the  basis of age,  race,  color,  sex,  religion,  marital status,  national  origin,  receipt of public  assistance  or the  exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

         o        the Fair Credit  Reporting  Act,  which  regulates the use and reporting of  information related to the borrower's credit experience.

         Depending  on the  provisions  of the  applicable  law and the specific  facts and  circumstances involved,  violations of these  federal or state laws,  policies and  principles  may limit the ability of the issuing  entity to collect all or part of the  principal  of or interest on the  mortgage  loans,  may entitle the borrower to a refund of amounts  previously  paid and, in addition,  could subject the issuing entity  to  damages  and  administrative  enforcement.  See  "Legal  Aspects  of  Mortgage  Loans" in this prospectus.

         On the closing date,  the Sponsor will  represent that each mortgage loan at the time it was made complied  in  all  material  respects  with  all  applicable  laws  and  regulations,  including,  without limitation,  usury,  equal  credit  opportunity,  disclosure  and  recording  laws and all  anti-predatory lending laws;  and each mortgage  loan has been serviced in all material  respects in accordance  with all applicable  laws  and  regulations,  including,  without  limitation,  usury,  equal  credit  opportunity, disclosure and recording laws and all  anti-predatory  lending laws and the terms of the related  mortgage note,  the  mortgage  and other  loan  documents.  In the event of a breach  of this  representation,  the
Sponsor will be obligated to cure the breach or  repurchase or  substitute  the affected  mortgage loan in the manner described in the prospectus.

         Under the  anti-predatory  lending  laws of some  states,  the borrower is required to meet a net tangible  benefits test in connection with the origination of the related  mortgage loan. This test may be highly  subjective  and open to  interpretation.  As a result,  a court may determine that a mortgage loan does not meet the  test  even if the  originator  reasonably  believed  that the test was  satisfied,  Any determination  by a court that the mortgage  loan does not meet the test will result in a violation of the state  anti-predatory  lending law, in which case the related  Sponsor  will be required to purchase  that mortgage loan from the issuing entity.

The Return on the Offered  Certificates  or Notes Could Be Reduced by Shortfalls Due to the Application of
the Servicemembers Civil Relief Act and Similar State Laws.

         The  Servicemembers  Civil Relief Act, or the Relief Act, and similar  state laws provide  relief to mortgagors  who enter active  military  service and to  mortgagors  in reserve  status and the national guard who are called to active  military  service  after the  origination  of their  mortgage  loans.  The military  operations by the United States in Iraq and  Afghanistan has caused an increase in the number of citizens in active  military  duty,  including  those  citizens  previously in reserve  status.  Under the
Relief Act the interest rate  applicable  to a mortgage loan for which the related  mortgagor is called to active  military  service  will be reduced  from the  percentage  stated in the related  mortgage  note to
6.00%.  This interest rate  reduction and any reduction  provided  under similar state laws will result in an interest  shortfall  because  neither the master  servicer  nor the  related  servicer  will be able to collect the amount of interest  which  otherwise  would be payable with respect to such  mortgage  loan if the Relief Act or similar state law was not  applicable  thereto.  This  shortfall will not be paid by the mortgagor on future due dates or advanced by the master servicer or the related  servicer and,  therefore, will reduce the amount  available to pay interest to the  certificateholders  on  subsequent  distribution dates.  We do not know how many  mortgage  loans in the mortgage  pool have been or may be affected by the application of the Relief Act or similar state law. In addition,  the Relief Act imposes  limitations that would  impair the  ability of the master  servicer or the related  servicer  to  foreclose  on an affected single family loan during the  mortgagor's  period of active duty status,  and, under some  circumstances, during an  additional  three month period  thereafter.  Thus,  in the event that the Relief Act or similar legislation  or regulations  applies to any mortgage loan which goes into default,  there may be delays in payment and losses on the certificates or notes in connection  therewith.  Any other interest  shortfalls, deferrals  or  forgiveness  of payments on the  mortgage  loans  resulting  from  similar  legislation  or regulations may result in delays in payments or losses to holders of the offered certificates or notes.

Negative Amortization May Increase Losses Applied to the Certificates or Notes.

         When  interest  due on a  negative  amortization  loan is added to the  principal  balance of the negative amortization loan through negative amortization,  the mortgaged property provides  proportionally less security for the repayment of the negative  amortization loan.  Therefore,  if the mortgagor defaults on the negative  amortization  loan,  there is a greater  likelihood that a loss will be incurred upon the liquidation  of the mortgaged  property.  Furthermore,  the loss will be larger than would  otherwise have been in the absence of negative amortization.

Allocation of Deferred Interest May Affect the Yield on the Certificates or Notes.

         The amount of deferred  interest,  if any, with respect to the negative  amortization loans for a given  month  will  reduce  the  amount of  interest  collected  on the  negative  amortization  loans and available  to be  distributed  as  interest  to the  certificates  or notes.  The  reduction  in  interest collections  will be offset,  in whole or in part,  by  applying  principal  prepayments  received  on the mortgage  loans to  interest  distributions  on the  certificates  or notes.  To the  extent the amount of deferred  interest on the negative  amortization  loans  exceeds the  principal  prepayments  and/or other amounts as described in the related  prospectus  supplement  received on the mortgage loans,  the net rate cap on the certificates or notes will be reduced.

A Security  Interest  In A  Manufactured  Home Could Be Rendered  Subordinate  to the  Interests  of Other
Parties Claiming an Interest in the Home.

         Perfection  of security  interests in  manufactured  homes and  enforcement  of rights to realize upon the  value of the  manufactured  homes as  collateral  for the  manufactured  housing  contracts  are subject to a number of federal and state laws,  including the Uniform  Commercial  Code as adopted in each state and each  state's  certificate  of title  statutes.  The steps  necessary  to perfect  the  security interest in a  manufactured  home will vary from state to state.  If the servicer of the  contract  fails, due to clerical errors or otherwise,  to take the appropriate steps to perfect the security interest,  the trustee may not have a first priority  security  interest in the manufactured home securing a manufactured housing  contract.  Additionally,  courts in many  states  have held that  manufactured  homes may  become subject to real estate title and recording laws. As a result, a security  interest in a manufactured  home could be rendered  subordinate  to the interests of other  parties  claiming an interest in the home under applicable state real estate law.

Acquiring  Board  Approval  for the  Sale of  Cooperative  Loans  Could  Limit  the  Number  of  Potential
Purchasers  for those Shares and Otherwise  Limit the  Servicer's  Ability to Sell,  and Realize the Value
of, those Shares Backed by Such Loans.

         With  respect  to  collateral  securing  a  cooperative  loan,  any  prospective  purchaser  will generally  have to obtain the  approval  of the board of  directors  of the  relevant  cooperative  before purchasing the shares and acquiring  rights under the proprietary  lease or occupancy  agreement  securing the  cooperative  loan.  This  approval  is  usually  based on the  purchaser's  income  and net worth and numerous  other  factors.  The necessity of acquiring  board  approval could limit the number of potential purchasers  for those shares and otherwise  limit the  servicer's  ability to sell,  and realize the value of, those shares.  In addition,  the servicer will not require that a hazard or flood insurance  policy be maintained for any cooperative loan.  Generally,  the cooperative is responsible for maintenance of hazard insurance for the property owned by the cooperative,  and the  tenant-stockholders  of that cooperative do not maintain individual hazard insurance  policies.  However, if a cooperative and the related borrower on a  cooperative  note  do not  maintain  hazard  insurance  or do not  maintain  adequate  coverage  or any insurance  proceeds  are not applied to the  restoration  of the damaged  property,  damage to the related borrower's  cooperative  apartment or the cooperative's  building could significantly  reduce the value of the collateral securing the cooperative note.

Defects in Security Interest Could Result in Losses.

         o        The security interest in certain manufactured homes may not be perfected.

         Every  contract  will be secured by either (1) a security  interest in the  manufactured  home or
(2) if it is a  land-and-home  contract,  the  mortgage  or deed of  trust on the real  estate  where  the manufactured  home is  permanently  affixed.  Several  federal  and state laws,  including  (i) the UCC as adopted in the relevant state,  (ii) certificate of title statutes as adopted in the relevant states;  and
(iii) if  applicable,  the real estate laws as adopted in the states in which the  manufactured  homes are located,  govern the perfection of security  interests in the  manufactured  homes and the  enforcement of rights to realize upon the value of the  manufactured  homes as collateral  for the  contracts.  The steps required to perfect a security  interest in a manufactured  home vary from state to state.  The originator will  represent  and  warrant  that each  contract  is secured by a  perfected  security  interest  in the manufactured  home,  and the  originator  must  repurchase  the  contract  if there  is a  breach  of this representation  and warranty.  Nevertheless,  if the originator fails to perfect its security  interest in the  manufactured  homes  securing a number of  contracts,  it could  cause an  increase  in losses on the contracts,  and you could suffer a loss on your  investment  as a result.  In addition,  under federal and state laws,  a number of factors may limit the ability of the holder of a perfected  security  interest in manufactured  homes to realize  upon the related  manufactured  homes or may limit the amount  realized to less than the amount due under the related contract which could result in a loss on your investment.

         o        The  assignment  of the security  interest in the  manufactured  home to the trustee may not be perfected.

         Due  to  the  expense  and  administrative  inconvenience,   the  originator  will  not  amend  a
certificate  of title to a  manufactured  home to name the trustee as the lienholder or note the trustee's interest  on the  certificate  of title.  As a result,  in some  states  the  assignment  of the  security interest in the manufactured  home to the trustee may not be effective  against the seller's  creditors or a trustee in the event the seller  enters  bankruptcy,  or the  security  interest  may not be  perfected.
Also,  the seller will not record the  assignment to the trustee of the mortgage or deed of trust securing land-and-home  contracts because of the expense and administrative  inconvenience  involved.  As a result, in some  states the  assignment  of the  mortgage  or deed of trust to the  trustee  may not be  effective against the  seller's  creditors  or  bankruptcy  trustee.  If an affiliate of the seller is no longer the servicer  and the  trustee or a  successor  servicer  is unable to enforce  the  security  interest in the manufactured  home  following a default on a contract,  losses on the  contracts  would  increase  and you could suffer a loss on your investment as a result.

FICO Scores are Not an Indicator of Future Performance of Borrowers.

         Investors  should be aware that FICO scores are based on past  payment  history of the  borrower.
Investors  should  not rely on FICO  scores as an  indicator  of future  borrower  performance.  See "Loan
Program — FICO Scores" in this prospectus.

                                            THE MORTGAGE POOLS

General

         Each mortgage pool will consist  primarily of mortgage  loans.  The mortgage loans may consist of single  family  loans,  multifamily  loans,  commercial  loans,  mixed-use  loans and  Contracts,  each as described below.

         The single  family loans will be evidenced by mortgage  notes and secured by mortgages  that,  in each case,  create a first or junior  lien on the related  mortgagor's  fee or  leasehold  interest in the
related  mortgaged   property.   The  related  mortgaged   property  for  a  single  family  loan  may  be
owner-occupied or may be a vacation, second or non-owner-occupied home.

         If  specified  in the  related  prospectus  supplement  relating to a series of  securities,  the single  family loans may include  cooperative  apartment  loans  evidenced  by a mortgage  note secured by security  interests in the related mortgaged  property  including shares issued by cooperatives and in the related  proprietary leases or occupancy  agreements granting exclusive rights to occupy specific dwelling units in the related buildings.

         The  multifamily  loans will be evidenced by mortgage  notes and secured by mortgages that create a first or junior lien on residential  properties  consisting of five or more dwelling units in high-rise, mid- rise or garden apartment structures or projects.

         The  commercial  loans will be evidenced by mortgage  notes and secured  mortgages  that create a first or junior lien on commercial  properties  including office  building,  retail building and a variety of other commercial properties as may be described in the related prospectus supplement.

         The mixed-use  loans will be evidenced by mortgage  loans and secured by mortgages  that create a first or junior lien on properties consisting of mixed residential and commercial structures.

         The  aggregate  concentration  by  original  principal  balance of  commercial,  multifamily  and mixed-use  loans in any  mortgage  pool will be less than 10% of the  original  principal  balance  of the mortgage pool.

         Mortgaged  properties  may be located in any one of the 50 states,  the  District  of Columbia or the Commonwealth of Puerto Rico.

         The mortgage  loans will not be guaranteed or insured by the depositor or any of its  affiliates.
However,  if so specified in the related prospectus  supplement,  mortgage loans may be insured by the FHA or  guaranteed  by the VA. See  "Description  of Primary  Mortgage  Insurance,  Hazard  Insurance;  Claims
Thereunder—FHA Insurance" and "—VA Mortgage Guaranty" in this prospectus.

         A mortgage  pool may  include  mortgage  loans  that are  delinquent  as of the date the  related series of securities is issued.  In that case, the related  prospectus  supplement  will set forth,  as to each mortgage  loan,  available  information  as to the period of  delinquency  and any other  information relevant for a prospective  investor to make an investment  decision.  No mortgage loan in a mortgage pool shall be  non-performing.  Mortgage loans which are more than 30 days delinquent  included in any mortgage pool will have  delinquency  data  relating  to them  included in the related  prospectus  supplement.  No mortgage  pool will include a  concentration  of mortgage  loans which is more than 30 days  delinquent of
20% or more.

         A mortgage  pool may contain more than one mortgage  loan made to the same  borrower with respect to a single  mortgaged  property,  and may contain  multiple  mortgage  loans made to the same borrower on several mortgaged properties.

         The mortgage loans may include  "sub-prime"  mortgage loans.  "Sub-prime"  mortgage loans will be underwritten  in accordance with  underwriting  standards which are less stringent than guidelines for "A"
quality  borrowers.  Mortgagors may have a record of outstanding  judgments,  prior bankruptcies and other credit items that do not satisfy the  guidelines for "A" quality  borrowers.  They may have had past debts written off by past lenders.

         A mortgage pool may include  mortgage loans that do not meet the purchase  requirements of Fannie
Mae and Freddie Mac.  These  mortgage loans are known as  nonconforming  loans.  The mortgage loans may be nonconforming  because they exceed the maximum  principal  balance of mortgage  loans  purchased by Fannie
Mae and Freddie  Mac,  known as jumbo  loans,  because the  mortgage  loan may have been  originated  with limited or no documentation,  because they are sub-prime  mortgage loans, or because of some other failure to meet the  purchase  criteria of Fannie Mae and Freddie  Mac.  The related  prospectus  supplement  will detail to what extent the mortgage loans are nonconforming mortgage loans.

         Each  mortgage  loan will be selected by the  depositor  or its  affiliates  for  inclusion  in a mortgage pool from among those  purchased by the  depositor,  either  directly or through its  affiliates, from  Unaffiliated  Sellers or Affiliated  Sellers.  As to each series of  securities,  the mortgage loans will be selected for  inclusion in the mortgage  pool based on rating  agency  criteria,  compliance  with
representations  and  warranties,   and  conformity  to  criteria  relating  to  the  characterization  of securities for tax, ERISA,  SMMEA,  Form S-3  eligibility and other legal purposes.  If a mortgage pool is composed of mortgage  loans  acquired by the depositor  directly from  Unaffiliated  Sellers,  the related prospectus  supplement will specify the extent of mortgage loans so acquired.  The  characteristics of the mortgage loans will be as described in the related prospectus  supplement.  Other mortgage loans available for purchase by the depositor may have  characteristics  which would make them eligible for inclusion in a mortgage pool but were not selected for inclusion in the mortgage pool.

         The  mortgage  loans may be  delivered  to the issuing  entity  pursuant to a  Designated  Seller
Transaction,  concurrently with the issuance of the related series of securities.  These securities may be sold in whole or in part to the Seller in  exchange  for the  related  mortgage  loans,  or may be offered under any of the other methods described in this prospectus under "Methods of  Distribution."  The related prospectus  supplement for a mortgage pool composed of mortgage  loans acquired by the depositor  pursuant to a Designated  Seller  Transaction will generally include  information,  provided by the related Seller, about the Seller, the mortgage loans and the underwriting standards applicable to the mortgage loans.

         If  specified  in  the  related  prospectus  supplement,  the  issuing  entity  for a  series  of securities may include mortgage securities,  as described in this prospectus.  The mortgage securities may have been issued  previously by the depositor or an affiliate  thereof,  a financial  institution or other entity engaged  generally in the business of mortgage lending or a limited purpose  corporation  organized for the purpose of, among other things,  acquiring and depositing  mortgage loans into trusts, and selling beneficial  interests in trusts.  In addition the mortgage  securities  may have been issued or guaranteed by Ginnie Mae, Fannie Mae, Freddie Mac or other government agencies or  government-sponsored  agencies, as specified in the related  prospectus  supplement.  The mortgage  securities  will be generally  similar to securities  offered under this prospectus.  In any securitization  where mortgage  securities are included in an issuing entity,  unless the mortgage  securities are exempt from  registration  under the Securities
Act, the offering of the mortgage  securities  will be registered if required in accordance  with Rule 190 under the  Securities  Act. As to any series of mortgage  securities,  the related  prospectus  supplement will include a description  of (1) the mortgage  securities and any related  credit  enhancement,  and (2)
the mortgage loans underlying the mortgage securities.

         In  addition,   if  specified  in  the  related  prospectus  supplement  United  States  Treasury securities  and other  securities  issued by the U.S.  Government,  any of its  agencies or other  issuers established by federal  statute may be included in the issuing  entity.  Such securities will be backed by the full faith and credit of the United States or will represent the  obligations  of the U.S.  Government or such  agency  or such  other  issuer  or  obligations  payable  from the  proceeds  of U.S.  Government
Securities, as specified in the related prospectus supplement.

The Mortgage Loans

         Each of the mortgage loans will be a type of mortgage loan described or referred to below:

      o     Fixed-rate,  fully-amortizing  mortgage loans (which may include mortgage loans converted from adjustable-rate  mortgage loans or otherwise  modified)  providing for level monthly  payments of  principal  and  interest  and  terms at  origination  or  modification  of not  more  than approximately 15 years;

      o     Fixed-rate,  fully-amortizing  mortgage loans (which may include mortgage loans converted from adjustable-rate  mortgage loans or otherwise  modified)  providing for level monthly  payments of principal  and interest and terms at  origination  or  modification  of more than 15 years, but not more than approximately 30 years;

      o     Fully-amortizing  ARM Loans  having an original or modified  term to maturity of not more than approximately 30 years with a related mortgage rate which generally  adjusts  initially either three  months,  six months or one, two,  three,  five,  seven or ten years or other  intervals subsequent to the initial  payment  date,  and  thereafter at either three- month,  six-month, one-year  or  other  intervals  (with  corresponding  adjustments  in the  amount  of  monthly payments)  over the term of the mortgage  loan to equal the sum of the related Note Margin and the note index.  The related  prospectus  supplement will set forth the relevant Index,  which will be of a type that is  customarily  used in the debt and fixed  income  markets to measure the cost of borrowed  funds,  and the highest,  lowest and  weighted  average Note Margin with respect to the ARM Loans in the  related  mortgage  pool.  The related  prospectus  supplement will also indicate any periodic or lifetime  limitations  on changes in any per annum mortgage rate at the time of any  adjustment.  If specified in the related  prospectus  supplement,  an
            ARM Loan may  include a  provision  that  allows  the  mortgagor  to  convert  the  adjustable mortgage  rate to a fixed rate at some point  during  the term of the ARM Loan  generally  not later than six to ten years subsequent to the initial payment date;

      o     Negatively-amortizing  ARM Loans  having  original or  modified  terms to maturity of not more than  approximately  30 years with  mortgage  rates which  generally  adjust  initially on the payment  date  referred  to in the related  prospectus  supplement,  and on each of  specified periodic  payment  dates  thereafter,  to equal the sum of the Note Margin and the Index.  The scheduled  monthly  payment will be adjusted as and when  described in the related  prospectus supplement to an amount that would fully  amortize the mortgage  loan over its remaining  term on a level debt service basis;  provided that increases in the scheduled  monthly  payment may be subject to  limitations  as specified in the related  prospectus  supplement.  Any Deferred
            Interest will be added to the principal balance of the mortgage loan;

      o     Fixed-rate,  graduated  payment  mortgage loans having  original or modified terms to maturity of not more  than  approximately  15  years  with  monthly  payments  during  the  first  year calculated  on the basis of an assumed  interest  rate which is a specified  percentage  below the mortgage rate on the mortgage loan.  Monthly  payments on these mortgage loans increase at the beginning of the second year by a specified  percentage of the monthly  payment during the preceding  year and each year  thereafter  to the extent  necessary  to amortize  the mortgage loan over the remainder of its approximately  15-year term.  Deferred  Interest,  if any, will be added to the principal balance of these mortgage loans;

      o     Fixed-rate,  graduated  payment  mortgage loans having  original or modified terms to maturity of not more  than  approximately  30  years  with  monthly  payments  during  the  first  year calculated  on the basis of an assumed  interest  rate which is a specified  percentage  below the mortgage rate on the mortgage loan.  Monthly  payments on these mortgage loans increase at the beginning of the second year by a specified  percentage of the monthly  payment during the preceding  year and each  year  thereafter  to the  extent  necessary  to fully  amortize  the mortgage loan over the remainder of its  approximately  30-year term.  Deferred  Interest,  if any, will be added to the principal balance of these mortgage loans;

      o     Balloon  loans  having  payment  terms  similar  to those  described  in one of the  preceding paragraphs,  calculated  on the basis of an assumed  amortization  term,  but  providing for a balloon  payment  of all  outstanding  principal  and  interest  to be  made  at the  end of a specified term that is shorter than the assumed amortization term;

      o     Mortgage  loans that  provide for a line of credit  pursuant to which  amounts may be advanced to the borrower from time to time;

      o     Mortgage  loans that require that each monthly  payment  consist of an installment of interest which  is  calculated  according  to  the  simple  interest  method.  This  method  calculates interest using the outstanding  principal  balance of the mortgage loan multiplied by the loan rate and further  multiplied  by a fraction,  the  numerator of which is the number of days in the period  elapsed since the preceding  payment of interest was made and the  denominator  of which is the number of days in the annual  period for which  interest  accrues on the mortgage loan.  As payments are received on simple  interest  mortgage  loans,  the amount  received is applied  first to  interest  accrued  to the date of  payment  and the  balance  is applied to reduce the unpaid principal balance of the mortgage loan; or

      o     Mortgage  loans which  provide for an interest  only period and do not provide for the payment of principal for the number of years specified in the related prospectus supplement.

         The mortgage pool may contain  mortgage  loans secured by junior liens.  The related senior lien, which may have been made at the same time as the first lien,  may or may not be  included in the  mortgage pool as well.  The primary risk to holders of mortgage  loans  secured by junior liens is the  possibility that adequate  funds will not be received in connection  with a foreclosure of the related senior liens to satisfy  fully both the senior liens and the mortgage  loan secured by a junior lien.  In the event that a holder of a senior lien  forecloses on a mortgaged  property,  the proceeds of the  foreclosure or similar sale will be applied  first to the payment of court  costs and fees in  connection  with the  foreclosure,
second  to  real  estate  taxes,  third  in  satisfaction  of  all  principal,   interest,  prepayment  or
acceleration  penalties,  if any, and any other sums due and owing to the holder of the senior liens.  The claims of the holders of the senior  liens will be  satisfied  in full out of proceeds of the  liquidation of the related  mortgaged  property,  if the proceeds are sufficient,  before the issuing entity as holder of the junior lien  receives  any payments in respect of the mortgage  loan.  If the master  servicer or a servicer  were to  foreclose on a mortgage  loan  secured by a junior lien,  it would do so subject to any related  senior liens.  In order for the debt related to the mortgage loan to be paid in full at the sale, a bidder at the  foreclosure  sale of the mortgage loan would have to bid an amount  sufficient to pay off all sums due under the mortgage  loan and the senior liens or purchase the mortgaged  property  subject to the senior  liens.  In the event that the  proceeds  from a  foreclosure  or similar  sale of the  related mortgaged  property are  insufficient  to satisfy all senior liens and the mortgage loan in the aggregate, the issuing  entity,  as the holder of the junior lien, and,  accordingly,  holders of one or more classes of the  securities of the related  series bear (1) the risk of delay in  distributions  while a deficiency judgment  against  the  borrower  is sought  and (2) the risk of loss if the  deficiency  judgment  is not realized upon.  Moreover,  deficiency judgments may not be available in some jurisdictions or the mortgage loan may be  nonrecourse.  In addition,  a junior  mortgagee may not foreclose on the property  securing a junior mortgage unless it forecloses subject to the senior mortgages.

         A mortgage loan may require  payment of a prepayment  charge or penalty,  the terms of which will be more fully  described in the  prospectus  supplement.  Prepayment  penalties  may apply if the borrower makes a  substantial  prepayment,  or may apply only if the  borrower  refinances  the mortgage  loans.  A multifamily,  commercial  or  mixed-use  loan may also contain a  prohibition  on  prepayment  or lock-out period.

         The  mortgage  loans may be  "equity  refinance"  mortgage  loans,  as to which a portion  of the proceeds are used to refinance an existing  mortgage loan,  and the remaining  proceeds may be retained by the  mortgagor  or used for purposes  unrelated to the  mortgaged  property.  Alternatively,  the mortgage loans may be "rate and term  refinance"  mortgage  loans,  as to which  substantially  all of the proceeds
(net of related  costs  incurred by the  mortgagor)  are used to  refinance an existing  mortgage  loan or loans  (which may include a junior lien)  primarily  in order to change the  interest  rate or other terms thereof.  The mortgage  loans may be mortgage loans which have been  consolidated  and/or have had various terms  changed,  mortgage loans which have been  converted  from  adjustable  rate mortgage loans to fixed rate mortgage  loans,  or  construction  loans which have been converted to permanent  mortgage  loans. In addition,  a mortgaged  property may be subject to secondary  financing at the time of  origination of the mortgage loan or thereafter.  In addition,  some or all of the single family loans secured by junior liens may be High LTV Loans.

         If provided for in the related  prospectus  supplement,  a mortgage pool may contain  convertible mortgage  loans which allow the  mortgagors to convert the interest  rates on these  mortgage loans from a fixed rate to an adjustable  rate,  or an  adjustable  rate to a fixed rate, at some point during the life of these mortgage loans. In addition,  if provided for in the related  prospectus  supplement,  a mortgage pool may contain  mortgage  loans which may provide  for  modification  to other fixed rate or  adjustable rate  programs  offered by the  Seller.  If  specified  in the  related  prospectus  supplement,  upon any conversion or  modification,  the  depositor,  the related  master  servicer,  the related  servicer,  the applicable  Seller or a third party will repurchase the converted or modified  mortgage loan as and to the extent set forth in the  related  prospectus  supplement.  Upon the failure of any party so  obligated  to repurchase any converted or modified mortgage loan, it will remain in the mortgage pool.

         If provided for in the related  prospectus  supplement,  the mortgage  loans may include  buydown mortgage  loans.  Under the terms of a buydown  mortgage loan, the monthly  payments made by the mortgagor during the early  years of the  mortgage  loan will be less than the  scheduled  monthly  payments  on the mortgage loan. The resulting difference will be made up from:

      o     funds  contributed  by the Seller of the mortgaged  property or another source and placed in a custodial account,

      o     if funds  contributed  by the Seller are  contributed  on a present  value  basis,  investment earnings on these funds, or

      o     additional funds to be contributed over time by the mortgagor's employer or another source.

         Generally,  the mortgagor  under each buydown  mortgage loan will be qualified at the  applicable lower monthly payment.  Accordingly,  the repayment of a buydown mortgage loan is dependent on the ability of the  mortgagor to make larger level  monthly  payments  after the Buydown Funds have been depleted and, for some buydown mortgage loans, during the Buydown Period.

         The prospectus  supplement for each series of securities will contain  information as to the type of  mortgage  loans that will be  included  in the  related  mortgage  pool.  Each  prospectus  supplement applicable to a series of  securities  will include  information,  generally as of the cut-off date and to the extent then available to the depositor, on an approximate basis, as to the following:

      o     the aggregate principal balance of the mortgage loans,

      o     the type of property securing the mortgage loans,

      o     the original or modified terms to maturity of the mortgage loans,

      o     the range of principal balances of the mortgage loans at origination or modification,

      o     the earliest origination or modification date and latest maturity date of the mortgage loans,

      o     the Loan-to-Value Ratios of the mortgage loans,

      o     the mortgage rate or range of mortgage rates borne by the mortgage loans,

      o     if any of the mortgage loans are ARM Loans,  the applicable  Index,  the range of Note Margins and the weighted average Note Margin,

      o     the geographical distribution of the mortgage loans,

      o     the percentage of buydown mortgage loans, if applicable, and

      o     the percent of ARM Loans which are convertible to fixed-rate mortgage loans, if applicable.

      A Current  Report on Form 8-K will be sent,  upon  request,  to  holders  of the  related  series of securities and will be filed,  together with the related pooling and servicing agreement,  with respect to each series of  certificates,  or the related  servicing  agreement,  owner trust agreement and indenture, with respect to each series of notes,  with the Commission  after the initial  issuance of the securities.
In the event that  mortgage  loans are added to or deleted  from the issuing  entity after the date of the related  prospectus  supplement  but on or before the date of issuance of the  securities  if any material pool  characteristic  differs by 5% or more from the  description  in the prospectus  supplement,  revised disclosure  will be  provided  either in a  supplement  or in a Current  Report on Form 8-K which  will be available to investors on the SEC website.

         The  depositor  will cause the  mortgage  loans  included  in each  mortgage  pool,  or  mortgage securities  evidencing  interests therein, to be assigned,  without recourse,  to the trustee named in the related  prospectus  supplement,  for the benefit of the holders of the securities of a series.  Except to the extent that  servicing of any mortgage loan is to be  transferred  to a special  servicer,  the master servicer named in the related prospectus  supplement will service the mortgage loans,  directly or through servicers,  pursuant to a pooling and servicing  agreement,  with respect to each series of  certificates, or a  servicing  agreement,  with  respect  to each  series  of  notes,  and will  receive a fee for these services.  See "Servicing of Mortgage  Loans,"  "Description of the  Securities"  and "The  Agreements" in
this  prospectus.  The master  servicer's  obligations  with  respect to the  mortgage  loans will consist principally of its contractual  servicing  obligations  under the related pooling and servicing  agreement or servicing  agreement  (including  its obligation to supervise,  monitor and oversee the  obligations of the servicers to service and administer  their  respective  mortgage loans in accordance with the terms of the applicable  servicing  agreements),  as more fully  described in this prospectus  under  "Servicing of
Mortgage  Loans—Servicers," and, if and to the extent set forth in the related prospectus supplement,  its obligation  to make cash  advances in the event of  delinquencies  in  payments on or with  respect to the mortgage  loans as  described  in this  prospectus  under  "Description  of the  Securities—Advances")  or pursuant to the terms of any mortgage  securities.  The  obligations of a master servicer to make advances may be subject to  limitations,  to the extent this  prospectus and the related  prospectus  supplement so provides.

Underwriting Standards

         Mortgage  loans to be included in a mortgage  pool will be  purchased  on the closing date by the depositor  either directly or indirectly from Affiliated  Sellers or Unaffiliated  Sellers.  The depositor will  acquire  mortgage  loans  utilizing  re-underwriting  criteria  which it believes  are  appropriate, depending to some extent on the  depositor's or its affiliates'  prior  experience with the Seller and the servicer,  as well as the  depositor's  prior  experience  with a particular type of mortgage loan or with mortgage  loans  relating  to  mortgaged  properties  in a  particular  geographical  region.  A  standard approach to  re-underwriting  is to compare loan file  information and information  that is represented to the  depositor  on a tape  with  respect  to a  percentage  of the  mortgage  loans  the  depositor  deems appropriate in the  circumstances.  The depositor  will not undertake any  independent  investigations  of the creditworthiness of particular obligors.

         The mortgage  loans,  as well as mortgage loans  underlying  mortgage  securities  will have been originated in accordance with underwriting standards described below.

         The  underwriting  standards to be used in originating the mortgage loans are primarily  intended to assess the  creditworthiness of the mortgagor,  the value of the mortgaged property and the adequacy of the property as collateral for the mortgage loan.

         The  mortgage  loans  will  be  originated  under  "full/alternative",   "stated  income/verified
assets",   "stated   income/stated   assets",   "no   documentation"   or   "no   ratio"   programs.   The
"full/alternative"  documentation  programs  generally  verify income and assets in accordance with Fannie
Mae/Freddie  Mac  automated  underwriting   requirements.   The  stated  income/verified   assets,  stated
income/stated  assets,  no documentation or no ratio programs  generally  require less  documentation  and verification than do full  documentation  programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of  income/employment,  assets and certain payment  histories.  Generally, under  both  "full/alternative"  documentation  programs,  at least one month of income  documentation  is provided.  This  documentation  is also  required to include  year-to-date  income or prior year income in case the former is not  sufficient  to  establish  consistent  income.  Generally  under a "stated  income verified  assets"  program no  verification  of a  mortgagor's  income is  undertaken  by the  origination however,  verification  of the  mortgagor's  assets is  obtained.  Under a "stated  income/stated  assets"
program,  no  verification  of either a mortgagor's  income or a  mortgagor's  assets is undertaken by the originator  although  both  income and assets are  stated on the loan  application  and a  "reasonableness test" is applied.  Generally,  under a "no documentation"  program, the mortgagor is not required to state his or her  income or assets  and  therefore,  no  verification  of such  mortgagor's  income or assets is undertaken  by the  originator.  The  underwriting  for such  mortgage  loans  may be based  primarily  or entirely on the estimated  value of the mortgaged  property and the LTV ratio at origination as well as on the payment  history  and credit  score.  Generally,  under a "no ratio"  program,  the  mortgagor  is not required to disclose their income although the nature of employment is disclosed.  Additionally,  on a "no ratio" program assets are verified.

         The  primary  considerations  in  underwriting  a mortgage  loan are the  mortgagor's  employment stability and whether the mortgagor has sufficient  monthly income  available (1) to meet the  mortgagor's monthly  obligations  on the proposed  mortgage  loan  (generally  determined  on the basis of the monthly payments  due in the year of  origination)  and other  expenses  related to the home  (including  property taxes and hazard  insurance) and (2) to meet monthly housing expenses and other financial  obligations and monthly  living  expenses.  However,  the  Loan-to-Value  Ratio of the mortgage  loan is another  critical factor. In addition,  a mortgagor's credit history and repayment  ability,  as well as the type and use of the mortgaged property, are also considerations.

         High  LTV  Loans  are  underwritten  with an  emphasis  on the  creditworthiness  of the  related mortgagor.  High LTV Loans are underwritten with a limited  expectation of recovering any amounts from the foreclosure of the related mortgaged property.

         In the case of the multifamily  loans,  commercial  loans or mixed-use loans,  lenders  typically look to the debt service  coverage ratio of a loan as an important  measure of the risk of default on that loan. Unless otherwise defined in the related  prospectus  supplement,  the debt service coverage ratio of a  multifamily  loan,  commercial  loan or  mixed-use  loan at any given  time is the ratio of (1) the net operating  income of the  related  mortgaged  property  for a  twelve-month  period to (2) the  annualized scheduled  payments on the mortgage  loan and on any other loan that is secured by a lien on the mortgaged property prior to the lien of the related  mortgage.  The net operating income of a mortgaged  property is
the  total  operating  revenues  derived  from  a  multifamily,   commercial  or  mixed-use  property,  as
applicable,  during that period,  minus the total operating  expenses incurred in respect of that property during that period  other than (a)  non-cash  items such as  depreciation  and  amortization,  (b) capital expenditures  and (c) debt service on loans  (including  the related  mortgage  loan)  secured by liens on that  property.  The  net  operating  income  of a  multifamily,  commercial  or  mixed-use  property,  as applicable,  will  fluctuate  over time and may or may not be  sufficient  to cover  debt  service  on the related  mortgage  loan  at any  given  time.  As  the  primary  source  of the  operating  revenues  of a multifamily,  commercial or mixed-use  property,  as applicable,  rental income (and maintenance  payments from  tenant-stockholders  of a cooperatively owned multifamily property) may be affected by the condition of the  applicable  real estate  market and/or area  economy.  Increases in operating  expenses due to the general economic climate or economic  conditions in a locality or industry  segment,  such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating  expenses,  and/or to changes in governmental rules,  regulations and fiscal policies,  may also affect the risk of default on a
multifamily,   commercial  or  mixed-use  loan.  Lenders  also  look  to  the  Loan-to-Value  Ratio  of  a multifamily,  commercial  or mixed-use  loan as a measure of risk of loss if a property must be liquidated following a default.

         Each  prospective  mortgagor will generally  complete a mortgage loan  application  that includes information on the  applicant's  liabilities,  income,  credit  history,  employment  history and personal information.  One or more credit  reports on each  applicant  from  national  credit  reporting  companies generally will be required.  The report  typically  contains  information  relating to credit history with local and  national  merchants  and  lenders,  installment  debt  payments  and any  record  of  defaults, bankruptcies,  repossessions,  or  judgments.  In the  case  of a  multifamily  loan,  commercial  loan or mixed-use loan, the mortgagor will also be required to provide certain  information  regarding the related mortgaged  property,  including a current  rent roll and  operating  income  statements  (which may be pro forma and  unaudited).  In addition,  the  originator  will  generally  also  consider the location of the mortgaged  property,  the  availability  of  competitive  lease  space and  rental  income  of  comparable properties in the relevant  market area, the overall  economy and  demographic  features of the geographic area and the mortgagor's  prior experience in owning and operating  properties  similar to the multifamily properties or commercial properties, as the case may be.

         Mortgaged  properties  generally will be appraised by licensed appraisers or through an automated valuation system. A licensed  appraiser will generally address  neighborhood  conditions,  site and zoning status and  condition  and  valuation  of  improvements.  In the case of mortgaged  properties  secured by single family loans,  the appraisal  report will  generally  include a  reproduction  cost analysis  (when appropriate)  based on the current cost of  constructing  a similar home and a market value analysis based on recent sales of  comparable  homes in the area.  With  respect to  multifamily  properties,  commercial properties and mixed-use  properties,  the appraisal  must specify  whether an income  analysis,  a market analysis or a cost  analysis was used.  An appraisal  employing  the income  approach to value  analyzes a property's  projected net cash flow,  capitalization and other operational  information in determining the property's  value.  The market  approach to value  analyzes  the prices  paid for the  purchase of similar properties in the property's  area, with  adjustments  made for variations  between those other properties and the property  being  appraised.  The cost approach to value requires the appraiser to make an estimate of land value and then  determine  the  current  cost of  reproducing  the  improvements  less any accrued depreciation.  In any case, the value of the property being financed, as indicated by the appraisal,  must support,  and support in the future, the outstanding loan balance.  All appraisals by licensed  appraisers are  required  to be on forms  acceptable  to Fannie  Mae or  Freddie  Mac.  Automated  valuation  systems generally rely on publicly  available  information  regarding  property  values and will be described more fully in the related  prospectus  supplement.  An  appraisal  for purposes of  determining  the Value of a mortgaged property may include an automated valuation.

         Notwithstanding  the foregoing,  Loan-to-Value  Ratios will not  necessarily  provide an accurate measure  of the  risk of  liquidation  loss in a pool of  mortgage  loans.  For  example,  the  value of a mortgaged  property as of the date of initial  issuance of the related  series of  securities  may be less than the Value  determined at loan  origination,  and will likely  continue to fluctuate from time to time based upon changes in economic  conditions  and the real estate  market.  Mortgage loans which are subject to negative  amortization  will have  Loan-to-Value  Ratios which will  increase  after  origination  as a result of negative  amortization.  Also,  even when  current,  an appraisal is not  necessarily a reliable estimate of value for a multifamily  property or commercial  property.  As stated above,  appraised values of multifamily,  commercial and mixed-use properties are generally based on the market analysis,  the cost analysis,  the income  analysis,  or upon a selection  from or  interpolation  of the values  derived from those  approaches.  Each of these  appraisal  methods can  present  analytical  difficulties.  It is often difficult to find truly  comparable  properties  that have recently been sold; the  replacement  cost of a property may have little to do with its current  market  value;  and income  capitalization  is inherently based on inexact  projections  of income and expenses and the selection of an  appropriate  capitalization rate.  Where  more  than one of these  appraisal  methods  are used and  provide  significantly  different results,  an accurate  determination  of value and,  correspondingly,  a reliable  analysis of default and loss risks, is even more difficult.

         If so specified in the related  prospectus  supplement,  the underwriting of a multifamily  loan, commercial loan or mixed-use loan may also include environmental  testing.  Under the laws of some states, contamination  of real  property  may give rise to a lien on the  property to assure the costs of cleanup.
In several  states,  this type of lien has priority over an existing  mortgage lien on that  property.  In addition,  under the laws of some  states  and under  CERCLA,  a lender  may be  liable,  as an "owner" or
"operator",  for costs of  addressing  releases  or  threatened  releases  of  hazardous  substances  at a property,  if agents or employees of the lender have become  sufficiently  involved in the  operations  of the borrower,  regardless of whether or not the environmental  damage or threat was caused by the borrower or a prior owner. A lender also risks such  liability on  foreclosure  of the mortgage as described  under
"Legal Aspects of Mortgage Loans—Environmental Legislation" in this prospectus.

         With respect to any FHA loan or VA loans the  mortgage  loan Seller will be required to represent that it has  complied  with the  applicable  underwriting  policies  of the FHA or VA,  respectively.  See
"Description of Primary Mortgage Insurance,  Hazard Insurance;  Claims Thereunder—FHA  Insurance" and "—VA
Insurance" in this prospectus.

FICO Scores

         The FICO Score is a statistical  ranking of likely future credit  performance  developed by Fair,
Isaac & Company  ("Fair,  Isaac")  and the three  national  credit  repositories-Equifax,  Trans Union and
First  American  (formerly  Experian  which was formerly  TRW).  The FICO Scores  available from the three national  credit  repositories  are calculated by the assignment of weightings to the most predictive data collected  by the credit  repositories  and range from the 300's to the 900's.  Although  the FICO  Scores are based  solely on the  information  at the  particular  credit  repository,  such FICO Scores have been calibrated to indicate the same level of credit risk  regardless of which credit  repository is used.  The
FICO Scores is used along with,  but not limited to,  mortgage  payment  history,  seasoning on bankruptcy and/or foreclosure, and is not a substitute for the underwriter's judgment.

Qualifications of Originators and Sellers

         Each  mortgage  loan  generally  will be  originated,  directly or through  mortgage  brokers and correspondents,  by a  savings  and  loan  association,  savings  bank,  commercial  bank,  credit  union, insurance  company,  or  similar  institution  which is  supervised  and  examined  by a federal  or state authority,  or by a mortgagee  approved by the  Secretary  of Housing  and Urban  Development  pursuant to sections 203 and 211 of the Housing Act, unless otherwise provided in the related prospectus supplement.

Representations by Sellers

         Each  Seller will have made  representations  and  warranties  in respect of the  mortgage  loans and/or  mortgage  securities  sold by the Seller and evidenced by a series of  securities.  In the case of mortgage loans,  representations  and warranties will generally  include,  among other things,  that as to each mortgage loan:

         o        With respect to any first lien mortgage loan, a lender's title  insurance  policy (on an
                  ALTA or CLTA form) or binder,  or other  assurance  of title  customary  in the relevant jurisdiction  therefore  in a form  acceptable  to Fannie Mae or Freddie Mac, was issued on the date that each mortgage loan was created by a title  insurance  company which, to the  best of the  related  seller's  knowledge,  was  qualified  to do  business  in the jurisdiction  where the related  mortgaged  property is  located,  insuring  the related seller and its  successors  and assigns  that the mortgage is a first  priority  lien on the related  mortgaged  property in the original  principal amount of the mortgage loan;
                  and the related seller is the sole insured under such lender's title  insurance  policy, and such  policy,  binder or  assurance  is valid and  remains in full force and effect, and each such policy,  binder or assurance  shall  contain all  applicable  endorsements including  a negative  amortization  endorsement,  if  applicable.  With  respect to any second lien mortgage loan,  other than any Piggyback Loan that has an initial  principal amount  less  than or equal to  $200,000,  (a) a  lender's  title  insurance  policy  or binder,  or other  assurance of title customary in the relevant  jurisdiction  therefore in a form  acceptable  to Fannie  Mae or Freddie  Mac,  was issued on the date that each mortgage  loan  was  created  by a title  insurance  company  which,  to the best of the related seller's  knowledge,  was qualified to do business in the jurisdiction where the related  mortgaged  property is located,  insuring the related seller and its successors and  assigns;  and the related  seller is the sole  insured  under such  lender's  title insurance  policy,  and such  policy,  binder or  assurance is valid and remains in full force  and  effect,  and each  such  policy,  binder  or  assurance  shall  contain  all applicable  endorsements including a negative amortization  endorsement,  if applicable, or (b) a lien  search  was  conducted  at the time of  origination  with  respect to the related property;

         o        immediately  prior to the  transfer to the  depositor,  the related  Seller was the sole owner of  beneficial  title and holder of the  mortgage and  mortgage  note  relating to such  mortgage  loan and is  conveying  the same  free and  clear of any and all  liens, claims,  encumbrances,  participation interests,  equities, pledges, charges or security interests of any nature and the related  Seller has full right and  authority to sell or assign the same pursuant to the related mortgage loan purchase agreement;

         o        there  is no  mechanics'  lien or  claim  for  work,  labor or  material  affecting  the premises  subject to any  mortgage  which is or may be a lien  prior to, or equal  with, the  lien of  such  mortgage  except  those  which  are  insured  against  by the  title insurance policy referred to above;

         o        the mortgage is a valid and enforceable  first or other  applicable lien on the property securing  the  related  mortgage  note  and  each  mortgaged  property  is  owned by the mortgagor  in  fee  simple  (except  with  respect  to  common  areas  in  the  case  of condominiums,  PUDs and de minimis  PUDs) or by  leasehold  for a term  longer  than the term of the related  mortgage,  subject  only to (i) the lien of current  real  property taxes and  assessments,  (ii)  covenants,  conditions and  restrictions,  rights of way, easements  and other  matters  of  public  record  as of the date of  recording  of such mortgage,  such exceptions being acceptable to mortgage lending  institutions  generally or specifically  reflected in the appraisal  obtained in connection with the origination of the related  mortgage  loan or referred to in the  lender's  title  insurance  policy delivered to the  originator  of the related  mortgage  loan and (iii) other  matters to which like  properties are commonly  subject which do not materially  interfere with the benefits of the security intended to be provided by such mortgage;

         o        the  physical  property  subject to the  mortgage is free of  material  damage and is in good repair and there is no proceeding  pending or  threatened  for the total or partial condemnation of any mortgaged property;

         o        there was no  delinquent  tax or  assessment  lien against the  property  subject to any mortgage,  except where such lien was being  contested in good faith and a stay had been granted against levying on the property; and

         o        each mortgage  loan at the time it was made  complied in all material  respects with all
                  applicable  local,   state  and  federal  laws  and  regulations,   including,   without
                  limitation,  usury,  equal credit  opportunity,  disclosure  and recording  laws and all applicable  predatory,  abusive and fair lending  laws;  and each mortgage loan has been
                  serviced  in  all  material   respects  in  accordance  with  all  applicable  laws  and
                  regulations,   including,   without   limitation,   usury,  equal  credit   opportunity,
                  disclosure  and recording laws and all  applicable  anti-predatory  lending laws and the terms of the related mortgage note, the mortgage and other loan documents.

If the mortgage loans include cooperative  mortgage loans,  representations and warranties with respect to title insurance or hazard  insurance may not be given.  Generally,  the cooperative  itself is responsible for the  maintenance  of  hazard  insurance  for  property  owned by the  cooperative,  and the  borrowers
(tenant-stockholders)  of the cooperative do not maintain hazard  insurance on their  individual  dwelling units. In the case of mortgage  securities,  representations and warranties will generally include,  among other things,  that as to each mortgage security,  the Seller has good title to the mortgage security free of any  liens.  In the  event of a  breach  of a  Seller's  representation  or  warranty  that  materially adversely  affects the  interests of the  securityholders  in a mortgage  loan or mortgage  security,  the related Seller will be obligated to cure the breach or repurchase  or, if permitted,  replace the mortgage loan or mortgage  security as  described  below.  However,  there can be no  assurance  that a Seller will honor its  obligation to repurchase  or, if permitted,  replace any mortgage loan or mortgage  security as to which a breach of a representation or warranty arises.

         All of the  representations  and warranties of a Seller in respect of a mortgage loan or mortgage security  will  have  been  made as of the  date on which  the  mortgage  loan or  mortgage  security  was purchased from the Seller by or on behalf of the depositor,  unless a specific  representation or warranty relates to an  earlier  date,  in which  case such  representation  or  warranty  shall be made as of such earlier date. As a result,  the date as of which the  representations  and  warranties  were made may be a date  prior to the date of initial  issuance  of the  related  series of  securities  or, in the case of a
Designated Seller  Transaction,  will be the date of closing of the related sale by the applicable Seller.
A  substantial  period  of time may have  elapsed  between  the date as of which the  representations  and warranties  were made and the  later  date of  initial  issuance  of the  related  series  of  securities.
Accordingly,  the Seller's repurchase  obligation (or, if specified in the related prospectus  supplement, limited  replacement  option)  described below will not arise if, during the period commencing on the date of sale of a mortgage  loan or  mortgage  security by the  Seller,  an event  occurs that would have given rise to a repurchase  obligation  had the event  occurred  prior to sale of the affected  mortgage loan or mortgage  security,  as the  case may be.  The  only  representations  and  warranties  to be made for the benefit of holders of securities in respect of any related  mortgage  loan or mortgage  security  relating to the period  commencing on the date of sale of the mortgage  loan or mortgage  security by the Seller to or on behalf of the  depositor  will be the limited  corporate  representations  of the  depositor and the master servicer described under "Description of the Securities—Assignment of Trust Fund Assets" below.

         The  depositor  will assign to the  trustee for the benefit of the holders of the related  series of  securities  all of its right,  title and interest in each  purchase  agreement by which it purchased a mortgage  loan or  mortgage  security  from a Seller  insofar  as the  purchase  agreement  relates to the representations  and  warranties  made by the Seller in respect of the mortgage loan or mortgage  security and any remedies  provided for with respect to any breach of  representations  and warranties with respect to the mortgage  loan or mortgage  security.  If a Seller  cannot cure a breach of any  representation  or warranty  made by it in respect of a mortgage loan or mortgage  security  which  materially  and adversely affects the interests of the  securityholders  therein within a specified  period after having  discovered or received  notice of a breach,  then,  the Seller will be obligated to  repurchase  the mortgage loan or mortgage  security at a purchase price set forth in the related  pooling and servicing  agreement or other agreement  which purchase price  generally will be equal to the principal  balance  thereof as of the date of  repurchase  plus accrued and unpaid  interest  through or about the date of  repurchase at the related mortgage rate or  pass-through  rate, as  applicable  (net of any portion of this interest  payable to the
Seller  in  respect  of  master  servicing  compensation,  special  servicing  compensation  or  servicing compensation, as applicable, and any interest retained by the depositor).

         As to any mortgage loan required to be  repurchased  by a Seller as provided  above,  rather than repurchase the mortgage loan, the Seller, if so specified in the related  prospectus  supplement,  will be entitled,  at its sole option,  to remove the Deleted Mortgage Loan from the issuing entity and substitute in its place a Qualified  Substitute Mortgage Loan; however,  with respect to a series of certificates for which no REMIC election is to be made, the  substitution  must be effected  within 120 days of the date of the initial issuance of the related series of  certificates.  With respect to a issuing entity for which a
REMIC election is to be made, the  substitution  of a defective  mortgage loan must be effected within two years of the date of the initial  issuance of the related series of  certificates,  and may not be made if the substitution  would cause the issuing entity,  or any portion  thereof,  to fail to qualify as a REMIC or  result  in a  Prohibited  Transaction  Tax under the Code.  Any  Qualified  Substitute  Mortgage  Loan generally will, on the date of substitution:

      o     have an  outstanding  principal  balance,  after  deduction  of the  principal  portion of the monthly payment due in the month of substitution,  not in excess of the outstanding  principal balance of the Deleted  Mortgage  Loan (the amount of any  shortfall  to be  deposited  in the
            Distribution  Account  by  the  related  Seller  or  the  master  servicer  in  the  month  of substitution for distribution to the securityholders),
      o     have a mortgage rate and a Net Mortgage Rate not less than (and not  materially  greater than)
            the mortgage  rate and Net Mortgage  Rate,  respectively,  of the Deleted  Mortgage Loan as of the date of substitution,

      o     have a  Loan-to-Value  Ratio at the time of  substitution  no higher  than that of the Deleted
            Mortgage Loan at the time of substitution,

      o     have a remaining  term to maturity  not  materially  earlier or later than (and not later than the latest maturity date of any mortgage loan) that of the Deleted Mortgage Loan, and

      o     comply with all of the  representations  and  warranties  made by the Seller as of the date of substitution.

The related mortgage loan purchase  agreement may include  additional  requirements  relating to ARM Loans or other  specific types of mortgage  loans,  or additional  provisions  relating to meeting the foregoing requirements  on an aggregate  basis where a number of  substitutions  occur  contemporaneously.  A Seller will  have an  option to  substitute  for a  mortgage  security  that it is  obligated  to  repurchase  in connection with a breach of a  representation  and warranty only if it satisfies the criteria set forth in the related prospectus supplement.

         The master  servicer or the trustee will be required under the  applicable  pooling and servicing agreement or servicing  agreement to use  reasonable  efforts to enforce this  repurchase or  substitution obligation  for the benefit of the trustee and the  securityholders,  following  those  practices it would employ in its good  faith  business  judgment  and  which are  normal  and usual in its  general  mortgage servicing activities;  provided,  however, that this repurchase or substitution obligation will not become an obligation of the master  servicer in the event the  applicable  Seller fails to honor the  obligation.
In instances where a Seller is unable, or disputes its obligation,  to repurchase  affected mortgage loans and/or mortgage securities,  the master servicer or the trustee,  employing the standards set forth in the preceding  sentence,  may  negotiate  and enter into one or more  settlement  agreements  with the related
Seller that could  provide for the  repurchase  of only a portion of the  affected  mortgage  loans and/or mortgage  securities.  Any  settlement  could  lead  to  losses  on the  mortgage  loans  and/or  mortgage securities  which  would be borne by the  related  securities.  In  accordance  with the  above  described practices,  the master servicer or trustee will not be required to enforce any repurchase  obligation of a
Seller  arising  from any  misrepresentation  by the  Seller,  if the master  servicer  determines  in the reasonable  exercise of its business  judgment that the matters related to the  misrepresentation  did not directly  cause or are not  likely to  directly  cause a loss on the  related  mortgage  loan or  mortgage security.  If the  Seller  fails to  repurchase  and no breach of any other  party's  representations  has occurred,  the Seller's repurchase  obligation will not become an obligation of the depositor or any other party.  In the case of a Designated  Seller  Transaction  where the Seller fails to  repurchase a mortgage loan or mortgage  security and neither the depositor nor any other entity has assumed the  representations and  warranties,  the  repurchase  obligation of the Seller will not become an obligation of the depositor
or  any  other  party.  The  foregoing   obligations  will  constitute  the  sole  remedies  available  to securityholders  or the  trustee  for a breach of any  representation  by a Seller or for any other  event giving rise to the obligations as described above.

         Neither the  depositor  nor the master  servicer  will be obligated to repurchase a mortgage loan or mortgage  security if a Seller  defaults on its obligation to do so, and no assurance can be given that the Sellers  will carry out their  repurchase  obligations.  A default by a Seller is not a default by the depositor  or by the master  servicer.  However,  to the extent that a breach of the  representations  and warranties of a Seller also constitutes a breach of a  representation  made by the depositor or the master servicer,  as described below under "Description of the  Securities—Assignment  of Trust Fund Assets," the
depositor or the master  servicer may have a repurchase or substitution  obligation.  Any mortgage loan or mortgage  security not so repurchased or  substituted  for shall remain in the related  issuing entity and any  losses  related  thereto  shall  be  allocated  to the  related  credit  enhancement,  to the  extent available, and otherwise to one or more classes of the related series of securities.

         If a person  other than a Seller  makes the  representations  and  warranties  referred to in the first  paragraph  of this  "—Representations  by  Sellers"  section,  or a person  other  than a Seller is responsible  for  repurchasing  or replacing any mortgage loan or mortgage  security for a breach of those representations  and warranties,  the identity of that person will be specified in the related  prospectus supplement.  The master servicer's  responsibilities  for enforcing these  representations  and warranties will be as provided in the second preceding paragraph.

Optional Purchase of Defaulted Mortgage Loans

         If the  related  prospectus  supplement  so  specifies,  the master  servicer  or another  entity identified  in such  prospectus  supplement  may, at its  option,  purchase  from the  issuing  entity any mortgage  loan which is  delinquent  in payment by 90 days or more or is an REO Mortgage  Loan as the date of such purchase. Any such purchase shall be at the price described in the related prospectus supplement.

Methods of Delinquency Calculation

         Each  prospectus  supplement will describe the delinquency  method used for  calculations  with respect to the related  mortgage  loans,  which will either be the MBA Method or the OTS Method.  Under either method,  except with respect to HELOCs,  the determination as to whether a mortgage loan falls into a delinquency  category is made as of the close of business on the last day of each month prior to the date of  determining  the  delinquency:  for example,  if a cut-off date is August 1, or a distribution  date is August 25,  delinquencies  are calculated as of
July 31. In addition,  under either method,  mortgage loans, except for HELOCs, with due dates other than the first day of the month are treated as if their due date was the first day of the following month.

         Under the MBA Method,  a mortgage loan is considered "30 days  delinquent" if the borrower fails to make a scheduled  payment  prior to the close of business on the day prior to the  mortgage  loan's first  succeeding  due date.  For example,  if a  securitization  had a closing date occurring in August and a cut-off date of August 1, a mortgage  loan with a payment  due on July 1 that  remained  unpaid as of the close of business on July 31 would be described as 30 days  delinquent  as of the cut-off date in the  prospectus  supplement.  A mortgage  loan would be considered  "60 days  delinquent"  with respect to such scheduled  payment if such scheduled  payment were not made prior to the close of business  on the day prior to the  mortgage  loan's  second  succeeding  due date (or, in the preceding  example,  if the mortgage loan with a payment due on June 1 remained  unpaid as of the close of business on July 31).

         Under the OTS Method,  a mortgage loan is considered "30 days  delinquent" if the borrower fails to make a scheduled  payment prior to the close of business on the mortgage  loan's first  succeeding  due date. For example, if a  securitization  had a closing date occurring in August and a cut-off date of August 1, a mortgage loan with a payment due on July 1 that  remained  unpaid as of the close of business  on July 31 would not be  described  as 30 days  delinquent  as of the cut-off date in the  prospectus  supplement.  Such  mortgage loan with a payment due on
June 1 that remained  unpaid as of the close of business on July 31 would be described as 30 days  delinquent as of the cut-off date in the  prospectus  supplement.  A mortgage loan would be  considered  "60 days  delinquent"  with respect to such  scheduled  payment if such  scheduled  payment were not made prior to the close of business on the mortgage loan's second succeeding due date (or, in the preceding  example,  if the mortgage loan with a payment due on May 1 remained unpaid as of the close of business on July 31).

         Generally,  because of the way delinquencies are calculated as described above,  delinquencies  calculated under the MBA Method are a month greater than as calculated  under the OTS Method,  and mortgage loans which are 30 days  delinquent  under the MBA Method are not delinquent  under the OTS Method.  Investors  should  carefully note the method used with respect to the related securitization as described in the prospectus supplement.

         Investors  should  note  that  calculations  of  delinquency  are made as of the end of the  prior  month.
Changes in  borrower  delinquency  status  after that time will not be  disclosed  until the  following  month.  In addition, under both methods,  bankruptcy,  foreclosure and REO property status is determined as of the last day of the prior  month.  Such  mortgage  loans are removed  from the  delinquency  buckets,  although  they will count in connection with delinquency triggers or for total delinquency information.

                                         STATIC POOL INFORMATION

         For each mortgage pool discussed  above,  the issuing entity will provide static pool information with respect to the experience of the sponsor,  or other appropriate  entity, in securitizing  asset pools of the same type to the extent material.

         With respect to each series of securities,  the  information  referred to in this section will be provided through an internet web site at the address disclosed in the related prospectus supplement.

                                       SERVICING OF MORTGAGE LOANS

General

         The mortgage  loans and mortgage  securities  included in each mortgage pool will be serviced and administered  pursuant to either a pooling and  servicing  agreement or a servicing  agreement.  A form of pooling and servicing  agreement and a form of servicing  agreement  have each been filed as an exhibit to the  registration  statement of which this prospectus is a part.  However,  the provisions of each pooling and  servicing  agreement  or  servicing  agreement  will vary  depending  upon the nature of the  related mortgage  pool.  The  following  summaries  describe the material  servicing-related  provisions  that may appear in a pooling and  servicing  agreement or servicing  agreement  for a mortgage  pool that  includes mortgage loans. The related  prospectus  supplement will describe any  servicing-related  provision of its related  pooling  and  servicing  agreement  or  servicing  agreement  that  materially  differs  from the description  thereof  contained  in this  prospectus.  If the  related  mortgage  pool  includes  mortgage securities,  the related  prospectus  supplement  will  summarize  the material  provisions of the related pooling and  servicing  agreement  and  identify the  responsibilities  of the parties to that pooling and servicing agreement.

         With  respect  to any  series  of  securities  as to which the  related  mortgage  pool  includes mortgage  securities,  the servicing and  administration  of the mortgage  loans  underlying  any mortgage securities  will be  pursuant  to the  terms of  those  mortgage  securities.  Mortgage  loans  underlying mortgage  securities in a mortgage pool will be serviced and administered  generally in the same manner as mortgage  loans  included in a mortgage  pool,  however,  there can be no assurance  that this will be the case,  particularly if the mortgage  securities are issued by an entity other than the depositor or any of its affiliates.

The Master Servicer

         The master servicer,  if any, for a series of securities will be named in the related  prospectus supplement  and may be an  affiliate  of the  depositor.  The master  servicer  is  required to maintain a fidelity  bond and errors and  omissions  policy with  respect to its  officers  and  employees  and other persons  acting on behalf of the master  servicer in connection  with its  activities  under a pooling and servicing agreement or a servicing agreement.

         The master  servicer  shall  supervise,  monitor and oversee the  obligation  of the servicers to service and administer  their  respective  mortgage  loans in accordance  with the terms of the applicable servicing  agreements  and shall have full power and  authority to do any and all things which it may deem necessary or desirable in connection  with such master  servicing  and  administration.  In addition,  the
Master  Servicer shall oversee and consult with each servicer as necessary from  time-to-time to carry out the master  servicer's  obligations  under the pooling and  servicing  agreement or  servicing  agreement, shall  receive,  review and  evaluate  all  reports,  information  and other data  provided  to the master servicer  by each  servicer  and  shall  cause  each  servicer  to  perform  and  observe  the  covenants, obligations  and conditions to be performed or observed by such servicer  under its  applicable  servicing agreement.  Each pooling and servicing agreement or servicing  agreement,  as applicable,  for a series of securities,  will  provide that in the event a servicer  fails to perform its  obligations  in  accordance with its servicing  agreement,  the master  servicer shall  terminate such servicer and act as servicer of the related  mortgage loans or cause the trustee to enter into a new servicing  agreement with a successor servicer selected by the master servicer.

The Servicers

         Each of the  servicers,  if  any,  for a  series  of  securities  will be  named  in the  related prospectus  supplement  and may be an affiliate of the  depositor or the Seller of the mortgage  loans for which it is acting as servicer.  Each  servicer  will service the mortgage  loans  pursuant to a servicing agreement  between the master  servicer  and the related  servicer,  which  servicing  agreement  will not contain any terms  which are  inconsistent  with the related  pooling  and  servicing  agreement  or other agreement that governs the servicing  responsibilities  of the master  servicer or pursuant to the related pooling and  servicing  agreement,  as specified in the related  prospectus  supplement.  Each servicer is required to maintain a fidelity  bond and errors and  omissions  policy with  respect to its  officers and employees and other persons  acting on behalf of the servicer in connection  with its  activities  under a servicing agreement or the related pooling and servicing agreement.

Collection and Other Servicing Procedures; Mortgage Loan Modifications

         The master  servicer for any  mortgage  pool will be  obligated  under the pooling and  servicing agreement or servicing  agreement to supervise,  monitor and oversee the  obligations  of the servicers to service  and  administer  their  respective  mortgage  loans in the  mortgage  pool for the benefit of the related  securityholders,  in  accordance  with  applicable  law,  the terms of the pooling and  servicing agreement or servicing  agreement,  the mortgage loans and any instrument of credit  enhancement  included in the  related  issuing  entity,  and,  to the extent  consistent  with the  foregoing,  the  customs and standards of prudent  institutional  mortgage lenders  servicing  comparable  mortgage loans for their own account  in the  jurisdictions  where  the  related  mortgaged  properties  are  located.  Subject  to the foregoing,  the master  servicer will have full power and authority to do any and all things in connection with servicing and administration that it may deem necessary and desirable.

         As part of its servicing  duties,  the master  servicer will be required to, and to cause each of the  servicers  to,  make  reasonable  efforts  to  collect  all  payments  called for under the terms and provisions  of the  mortgage  loans  that it  services.  The master  servicer  and each  servicer  will be obligated to follow the same collection  procedures as it would follow for comparable  mortgage loans held for its own account,  so long as these  procedures are consistent  with the servicing  standard of and the terms of the related  pooling and servicing  agreement or servicing  agreement and the servicing  standard generally  described in the  preceding  paragraph,  and do not impair  recovery  under any  instrument  of credit  enhancement  included in the related  issuing entity.  Consistent  with the foregoing,  the master servicer or any servicer will be permitted,  to the extent provided in the related prospectus  supplement, to waive any  prepayment  premium,  late payment  charge or other charge in  connection  with any mortgage loan.

         Under a pooling and  servicing  agreement or a servicing  agreement,  a master  servicer and each servicer may be granted  discretion to extend relief to mortgagors  whose payments become  delinquent.  In the case of single family loans and  Contracts,  a master  servicer or servicer may, for example,  grant a period of  temporary  indulgence  to a  mortgagor  or may enter  into a  liquidating  plan  providing  for repayment  of  delinquent  amounts  within a  specified  period  from the date of  execution  of the plan.
However,  the master  servicer or servicer  must first  determine  that any waiver or  extension  will not impair the coverage of any related  insurance  policy or materially  adversely affect the security for the mortgage  loan.  In addition,  unless  otherwise  specified  in the related  prospectus  supplement,  if a material  default  occurs or a payment  default is  reasonably  foreseeable  with respect to a multifamily loan,  commercial loan or mixed-use  loan, the master  servicer or servicer will be permitted,  subject to any specific  limitations set forth in the related pooling and servicing  agreement or servicing agreement and described in the related prospectus  supplement,  to modify,  waive or amend any term of such mortgage loan,  including  deferring  payments,  extending  the stated  maturity  date or otherwise  adjusting  the payment  schedule,  provided  that the  modification,  waiver or  amendment  (1) is  reasonably  likely to produce a greater  recovery  with  respect  to that  mortgage  loan on a present  value  basis  than would liquidation  and (2) will not  adversely  affect the coverage  under any  applicable  instrument of credit enhancement.

         In the case of multifamily  loans,  commercial loans and mixed-use  loans, a mortgagor's  failure to make required  mortgage loan payments may mean that  operating  income is  insufficient  to service the mortgage  debt, or may reflect the  diversion of that income from the  servicing of the mortgage  debt. In addition,  a mortgagor  under a multifamily,  commercial or mixed-use loan that is unable to make mortgage loan  payments  may also be unable to make timely  payment of taxes and  otherwise  to maintain and insure the related  mortgaged  property.  Generally,  the related master servicer or servicer will be required to monitor any  multifamily  loan or commercial loan that is in default,  evaluate  whether the causes of the default can be corrected  over a reasonable  period  without  significant  impairment  of the value of the related  mortgaged  property,  initiate  corrective  action in  cooperation  with the mortgagor if cure is likely,  inspect the related  mortgaged  property and take any other  actions as are  consistent  with the servicing standard described above and in the pooling and servicing  agreement or servicing  agreement.  A significant  period of time may elapse  before  the  master  servicer  or  servicer  is able to assess the success of any such corrective  action or the need for additional  initiatives.  The time within which the master  servicer or servicer  can make the initial  determination  of  appropriate  action,  evaluate  the success of corrective  action,  develop  additional  initiatives,  institute  foreclosure  proceedings and actually  foreclose  (or accept a deed to a mortgaged  property in lieu of  foreclosure)  on behalf of the securityholders  of the related  series may vary  considerably  depending on the  particular  multifamily, commercial or mixed-use loan, the mortgaged property,  the mortgagor,  the presence of an acceptable party to assume that loan and the laws of the  jurisdiction  in which the  mortgaged  property is located.  If a mortgagor  files  a  bankruptcy  petition,  the  master  servicer  or  servicer  may not be  permitted  to accelerate  the maturity of the related  multifamily,  commercial or mixed-use loan or to foreclose on the mortgaged  property  for a  considerable  period of time.  See "Legal  Aspects of Mortgage  Loans" in this prospectus.

         Some or all of the  mortgage  loans in a mortgage  pool may  contain a  due-on-sale  clause  that entitles  the lender to  accelerate  payment of the mortgage  loan upon any sale or other  transfer of the related mortgaged  property made without the lender's consent.  In any case in which a mortgaged  property is being conveyed by the  mortgagor,  the master  servicer will in general be obligated,  to the extent it has  knowledge of the  conveyance,  to exercise its rights,  or cause the servicer of the mortgage loan to exercise  its rights,  to  accelerate  the  maturity of the related  mortgage  loan under any  due-on-sale clause  applicable  thereto,  but only if the exercise of these rights is permitted by applicable  law and only to the extent it would not  adversely  affect or  jeopardize  coverage  under any  Primary  Insurance
Policy or applicable credit  enhancement  arrangements.  If applicable law prevents the master servicer or servicer from enforcing a due-on-sale or  due-on-encumbrance  clause or if the master servicer or servicer determines  that it is  reasonably  likely that the related  mortgagor  would  institute a legal action to avoid  enforcement  of a due-on-sale or  due-on-encumbrance  clause,  the master  servicer or servicer may enter into (1) an assumption and  modification  agreement with the person to whom the property has been or is about to be conveyed,  pursuant to which this person  becomes liable under the mortgage note subject to specified  conditions  and the  mortgagor,  to the extent  permitted by  applicable  law,  remains  liable thereon  or (2) a  substitution  of  liability  agreement  pursuant  to which the  original  mortgagor  is released  from  liability  and the  person to whom the  property  has been or is about to be  conveyed  is substituted  for the original  mortgagor and becomes liable under the mortgage note,  subject to specified conditions.  The original  mortgagor may be released from  liability on a single family loan if the master servicer or servicer  shall have  determined in good faith that the release will not adversely  affect the collectability  of the mortgage loan. The master  servicer or servicer will determine  whether to exercise any right the trustee may have under any  due-on-sale  or  due-on-encumbrance  provision in a  multifamily loan,  commercial loan or mixed-use loan in a manner  consistent with the servicing  standard.  The master servicer or servicer  generally will be entitled to retain as additional  servicing  compensation  any fee collected  in  connection  with the  permitted  transfer of a mortgaged  property.  See "Legal  Aspects of
Mortgage  Loans—Enforceability  of  Certain  Provisions"  in this  prospectus.  FHA  loans do not  contain due-on-sale or due-on-encumbrance clauses and may be assumed by the purchaser of the mortgaged property.

         Mortgagors  may,  from  time to time,  request  partial  releases  of the  mortgaged  properties, easements,  consents to alteration or demolition  and other similar  matters.  The master  servicer or the servicer may approve a request if it has  determined,  exercising its good faith business  judgment in the same  manner  as it would if it were the  owner of the  related  mortgage  loan,  that  approval  will not adversely  affect the security for, or the timely and full  collectability  of, the related mortgage loan.
Any fee collected by the master  servicer or servicer for  processing  these  requests will be retained by the master servicer or servicer, as the case may be, as additional servicing compensation.

         In the case of mortgage loans secured by junior liens on the related  mortgaged  properties,  the master  servicer will be required to file, or cause the servicer of the mortgage  loans to file, of record a request for notice of any action by a superior  lienholder  under the senior lien for the  protection of the related trustee's  interest,  where permitted by local law and whenever  applicable state law does not require that a junior  lienholder be named as a party  defendant in  foreclosure  proceedings  in order to foreclose  the junior  lienholder's  equity of  redemption.  The master  servicer also will be required to notify,  or cause the servicer of the mortgage loan to notify,  any superior  lienholder in writing of the existence of the mortgage loan and request  notification  of any action (as  described  below) to be taken against the mortgagor or the mortgaged  property by the superior  lienholder.  If the master servicer or a servicer  is  notified  that any  superior  lienholder  has  accelerated  or  intends  to  accelerate  the obligations  secured by the related  senior lien,  or has  declared or intends to declare a default  under the mortgage or the promissory note secured  thereby,  or has filed or intends to file an election to have the related  mortgaged  property sold or foreclosed,  then, the master  servicer will be required to take, or cause the  servicer  of the  related  mortgaged  property  to take,  on behalf of the  related  issuing entity, whatever actions are necessary to protect the interests of the related securityholders,  and/or to preserve the security of the related mortgage loan,  subject to the REMIC Provisions,  if applicable.  The master  servicer will be required to advance,  or cause the servicer of the mortgage loan to advance,  the necessary  funds to cure the  default  or  reinstate  the  superior  lien,  if the  advance is in the best interests of the related  securityholders  and the master  servicer or the  servicer,  as the case may be, determines the advances are recoverable out of payments on or proceeds of the related mortgage loan.

         The  master  servicer  for any  mortgage  pool will also be  required  to  perform,  or cause the servicers of the mortgage loans in the mortgage pool to perform,  other customary  functions of a servicer of comparable  loans,  including  maintaining  escrow or impound accounts for payment of taxes,  insurance premiums  and  similar  items,  or  otherwise  monitoring  the timely  payment of those  items;  adjusting mortgage  rates  on  ARM  Loans;  maintaining  Buydown  Accounts;  supervising  foreclosures  and  similar proceedings;  managing REO properties;  and maintaining  servicing  records relating to the mortgage loans in the mortgage pool. The master  servicer will be responsible  for filing and settling  claims in respect of particular mortgage loans under any applicable  instrument of credit  enhancement.  See "Description of
Credit Enhancement" in this prospectus.

Special Servicers

         If and to the extent specified in the related  prospectus  supplement,  a special servicer may be a party to the related pooling and servicing  agreement or servicing  agreement or may be appointed by the master  servicer  or another  specified  party to perform  specified  duties in respect of  servicing  the related  mortgage  loans that would  otherwise be  performed  by the master  servicer  (for  example,  the workout  and/or  foreclosure  of defaulted  mortgage  loans).  The rights and  obligations  of any special servicer will be specified in the related  prospectus  supplement,  and the master servicer will be liable for the  performance  of a special  servicer  only if,  and to the  extent,  set forth in that  prospectus supplement.

Realization Upon or Sale of Defaulted Mortgage Loans

         Except as described below and in the related prospectus  supplement,  the master servicer will be required,  in a manner  consistent  with the  servicing  standard,  to, or to cause the  servicers  of the mortgage loans to,  foreclose upon or otherwise  comparably  convert the ownership of properties  securing any  mortgage  loans in the related  mortgage  pool that come into and continue in default and as to which no  satisfactory  arrangements  can  be  made  for  collection  of  delinquent  payments.  Generally,  the foreclosure  process will commence no later than 90 days after  delinquency of the related  mortgage loan.
The master servicer and each servicer will be authorized to institute  foreclosure  proceedings,  exercise any power of sale contained in the related  mortgage,  obtain a deed in lieu of foreclosure,  or otherwise acquire  title to the related  mortgaged  property,  by  operation of law or  otherwise,  if the action is consistent with the servicing  standard.  The master servicer's or applicable  servicer's  actions in this regard must be conducted,  however,  in a manner that will permit  recovery under any instrument of credit enhancement  included in the related  issuing  entity.  In addition,  neither the master  servicer nor any other servicer will be required to expend its own funds in connection  with any  foreclosure or to restore any damaged property unless it shall determine that (1) the foreclosure  and/or  restoration will increase the proceeds of liquidation of the mortgage loan to the related  securityholders  after  reimbursement  to itself  for these  expenses  and (2) these  expenses  will be  recoverable  to it from  related  Insurance
Proceeds,  Liquidation  Proceeds  or amounts  drawn out of any fund or under any  instrument  constituting credit  enhancement  (respecting  which it  shall  have  priority  for  purposes  of  withdrawal  from the
Distribution Account in accordance with the pooling and servicing agreement or servicing agreement).

         However,  unless otherwise  specified in the related  prospectus  supplement,  neither the master servicer nor any other  servicer may acquire  title to any  multifamily  property or  commercial  property securing a mortgage  loan or take any other action that would cause the related  trustee,  for the benefit of  securityholders  of the related series,  or any other specified  person to be considered to hold title to,  to be a  "mortgagee-in-possession"  of,  or to be an  "owner"  or an  "operator"  of  such  mortgaged property within the meaning of federal  environmental  laws, unless the master servicer or the servicer of the  mortgage  loan has  previously  determined,  based on a report  prepared  by a person  who  regularly conducts environmental audits (which report will be an expense of the issuing entity), that either:

                  (1)      the mortgaged property is in compliance with applicable  environmental laws and regulations  or, if not, that taking  actions as are  necessary to bring the  mortgaged  property into compliance with these laws is reasonably  likely to produce a greater  recovery on a present value basis than not taking those actions; and

                  (2)      there are no  circumstances  or conditions  present at the  mortgaged  property
         that  have  resulted  in  any  contamination  for  which  investigation,   testing,   monitoring,
         containment,  clean-up or remediation could be required under any applicable  environmental  laws and  regulations or, if those  circumstances  or conditions are present for which any such action could be required,  taking those  actions with respect to the  mortgaged  property is  reasonably likely to produce a greater  recovery  on a present  value basis than not taking  those  actions.
         See "Legal Aspects of Mortgage Loans—Environmental Legislation" in this prospectus.

         Neither the master  servicer  nor any other  servicer  will be  obligated  to  foreclose  upon or otherwise  convert  the  ownership  of any  mortgaged  property  securing a single  family  loan if it has received  notice or has actual  knowledge  that the  property  may be  contaminated  with or  affected  by hazardous  wastes or hazardous  substances;  however,  environmental  testing  will not be  required.  The master  servicer or servicer,  as  applicable,  will not be liable to the  securityholders  of the related series if, based on its belief that no such  contamination  or effect exists,  the master servicer or such servicer  forecloses on a mortgaged  property and takes title to the mortgaged  property,  and  thereafter the mortgaged property is determined to be so contaminated or affected.

         With  respect to a mortgage  loan in default,  the master  servicer  or servicer of the  mortgage loan may pursue  foreclosure (or similar  remedies)  concurrently with pursuing any remedy for a breach of a  representation  and  warranty.  However,  neither the master  servicer nor the servicer of the mortgage loan is  required to continue  to pursue  both  remedies if it  determines  that one remedy is more likely than the  other  to  result  in a  greater  recovery.  Upon the  first to occur of final  liquidation  (by foreclosure or otherwise) or a repurchase or  substitution  pursuant to a breach of a  representation  and warranty,  the mortgage  loan will be removed from the related  issuing  entity if it has not been removed previously.  The master  servicer or servicer may elect to treat a defaulted  mortgage loan as having been finally  liquidated  if a  substantial  portion or all of the amounts  expected  to be received  from that mortgage  loan have been  received.  Any  additional  liquidation  expenses  relating to the mortgage loan thereafter  incurred will be  reimbursable  to the master  servicer or servicer,  as applicable,  from any amounts  otherwise  distributable to holders of securities of the related series,  or may be offset by any subsequent  recovery related to the mortgage loan.  Alternatively,  for purposes of determining the amount of related Liquidation  Proceeds to be distributed to securityholders,  the amount of any Realized Loss or the amount  required to be drawn under any  applicable  form of credit  support,  the master  servicer and servicer may take into account minimal  amounts of additional  receipts  expected to be received,  as well as estimated  additional  liquidation  expenses  expected to be incurred in connection  with the defaulted mortgage loan.

         As provided  above,  the master servicer or a servicer may pass through less than the full amount it expects to receive from the related  mortgage loan;  however,  the master servicer or servicer may only do this if the master  servicer  or servicer  reasonably  believes it will  maximize  the  proceeds to the securityholders  in the  aggregate.  To the extent the master  servicer  or servicer  receives  additional recoveries  following  liquidation,  the amount of the Realized Loss will be restated,  and the additional recoveries  will be passed  through the issuing entity as  Liquidation  Proceeds.  In the event the amount of the Realized Loss is restated,  the amount of  overcollateralization  or the  principal  balance of the most  subordinate  class of securities in the issuing  entity may be  increased.  However,  the holders of any  securities  whose  principal  balance is  increased  will not be  reimbursed  interest for the period during which the principal balance of their securities was lower.

         With  respect to a series of  securities,  if so provided in the related  prospectus  supplement, the  applicable  form of credit  enhancement  may  provide,  to the extent of  coverage,  that a defaulted mortgage  loan will be  removed  from the  issuing  entity  prior to the  final  liquidation  thereof.  In addition,  a pooling and  servicing  agreement  or  servicing  agreement  may grant to the  depositor,  an affiliate of the depositor,  the master servicer,  a special  servicer,  a provider of credit  enhancement and/or the holder or holders of specified  classes of  securities  of the related  series a right of first refusal to purchase from the issuing entity,  at a predetermined  purchase price,  any mortgage loan as to which a specified  number of scheduled  payments are delinquent.  If the purchase price is insufficient to fully fund the  entitlements  of  securityholders  to principal and interest,  it will be specified in the related prospectus  supplement.  Furthermore,  a pooling and servicing  agreement or a servicing agreement may  authorize the master  servicer or servicer of the mortgage  loan to sell any defaulted  mortgage loan if and when the master servicer or servicer determines,  consistent with the servicing standard,  that the sale would produce a greater recovery to  securityholders  on a present value basis than would liquidation of the related mortgaged property.

         In the event that title to any mortgaged  property is acquired by  foreclosure or by deed in lieu of  foreclosure,  the deed or  certificate  of sale will be issued to the  trustee  or to its  nominee  on
behalf  of  securityholders  of  the  related  series.   Notwithstanding  any  acquisition  of  title  and
cancellation  of the related  mortgage loan, the REO Mortgage Loan will be considered for most purposes to be an outstanding  mortgage loan held in the issuing  entity until the mortgaged  property is sold and all recoverable  Liquidation  Proceeds and Insurance Proceeds have been received with respect to the defaulted mortgage loan. For purposes of calculations of amounts  distributable to  securityholders in respect of an
REO Mortgage Loan,  the  amortization  schedule in effect at the time of any  acquisition of title (before any  adjustment  thereto by reason of any  bankruptcy  or any  similar  proceeding  or any  moratorium  or similar  waiver or grace  period) will be deemed to have  continued in effect (and,  in the case of an ARM
Loan,  the  amortization  schedule will be deemed to have  adjusted in  accordance  with any interest rate changes  occurring on any  adjustment  date  therefor) so long as the REO Mortgage  Loan is  considered to remain in the issuing entity.

         If  title  to any  mortgaged  property  is  acquired  by an  issuing  entity  as to which a REMIC election has been made, the master  servicer,  on behalf of the issuing entity,  will be required to sell, or cause the  servicer  of the  mortgage  loan to sell,  the  mortgaged  property  within  three  years of acquisition,  unless (1) the IRS  grants an  extension  of time to sell the  property  or (2) the  trustee receives an opinion of  independent  counsel to the effect that the holding of the property by the issuing entity for more than three years after its  acquisition  will not result in the imposition of a tax on the issuing  entity or cause the issuing  entity to fail to qualify as a REMIC under the Code at any time that any  certificate  is  outstanding.  Subject to the foregoing and any other  tax-related  constraints,  the master  servicer  generally  will be required to solicit bids, or to cause a servicer to solicit bids, for any mortgaged  property so acquired in a manner as will be  reasonably  likely to realize a fair price for the  property.  If title to any  mortgaged  property is  acquired by a issuing  entity as to which a REMIC election has been made,  the master  servicer will also be required to ensure that the mortgaged  property is administered so that it constitutes  "foreclosure  property"  within the meaning of Section  860G(a)(8)
of the Code at all times,  that the sale of the  property  does not result in the  receipt by the  issuing entity of any income from  non-permitted  assets as described in Section  860F(a)(2)(B)  of the Code,  and that the issuing entity does not derive any "net income from  foreclosure  property" within the meaning of
Section 860G(c)(2) of the Code with respect to the property.

         If Liquidation  Proceeds  collected  with respect to a defaulted  mortgage loan are less than the outstanding  principal  balance of the defaulted  mortgage  loan plus accrued  interest plus the aggregate amount of  reimbursable  expenses  incurred by the master  servicer or the servicer,  as applicable,  with respect to the mortgage  loan,  and the shortfall is not covered under any  applicable  instrument or fund constituting credit  enhancement,  the issuing entity will realize a loss in the amount of the difference.
The  master  servicer  or  servicer,  as  applicable,  will be  entitled  to  reimburse  itself  from  the
Liquidation  Proceeds  recovered on any defaulted  mortgage loan, prior to the distribution of Liquidation
Proceeds to  securityholders,  amounts that  represent  unpaid  servicing  compensation  in respect of the mortgage  loan,  unreimbursed  servicing  expenses  incurred  with  respect to the  mortgage  loan and any unreimbursed  advances of delinquent  payments  made with respect to the mortgage  loan. If so provided in
the  related  prospectus   supplement,   the  applicable  form  of  credit  enhancement  may  provide  for reinstatement  subject to specified  conditions in the event that,  following the final  liquidation  of a mortgage loan and a draw under the credit enhancement,  subsequent  recoveries are received.  In addition, if a gain results from the final  liquidation  of a defaulted  mortgage loan or an REO Mortgage Loan which is not  required by law to be  remitted to the related  mortgagor,  the master  servicer or  servicer,  as applicable,  will be entitled to retain the gain as additional  servicing  compensation unless the related prospectus  supplement provides otherwise.  For a description of the master servicer's (or other specified person's)  obligations  to maintain  and make claims  under  applicable  forms of credit  enhancement  and insurance  relating to the mortgage loans,  see  "Description of Credit  Enhancement"  and "Description of
Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder" in this prospectus.

Servicing and Other Compensation and Payment of Expenses; Retained Interest

         The principal  servicing  compensation to be paid to the master servicer in respect of its master servicing  activities  for a series of securities  will be equal to the percentage or range of percentages per annum  described in the related  prospectus  supplement of the outstanding  principal  balance of each mortgage  loan,  and this  compensation  will be retained by it on a monthly or other  periodic basis from collections of interest on each mortgage loan in the related  issuing  entity at the time the  collections are  deposited  into the  applicable  Distribution  Account.  This  portion of the  servicing  fee will be calculated  with respect to each mortgage  loan by  multiplying  the fee by the  principal  balance of the mortgage  loan.  In addition,  to the extent not  permitted to be retained by the servicer of the mortgage loan, the master servicer may retain all prepayment  premiums,  assumption fees and late payment  charges, to the extent  collected from  mortgagors,  and any benefit which may accrue as a result of the investment of funds in the applicable  Distribution Account. Any additional servicing  compensation will be described in the related prospectus supplement.

         The  principal  servicing  compensation  to be paid to each  servicer in respect of its servicing activities for a series of securities  will be equal to the  percentage or range of percentages  per annum described in the related  prospectus  supplement  of the  outstanding  principal  balance of each mortgage loan  serviced  by such  servicer,  and this  compensation  will be  retained  by it on a monthly or other periodic  basis from  collections  of interest on each mortgage loan in the related  issuing entity at the time the collections are deposited into such servicer's  Protected Account.  This portion of the servicing fee will be calculated  with respect to each mortgage loan serviced by a servicer by  multiplying  the fee by the  principal  balance of the mortgage  loan.  In addition,  each  servicer may retain all  prepayment premiums,  assumption fees and late payment  charges,  to the extent  collected from  mortgagors,  and any benefit which may accrue as a result of the investment of funds in its Protected  Account.  Any additional servicing compensation will be described in the related prospectus supplement.

         The master  servicer will pay or cause to be paid some of the ongoing  expenses  associated  with each  issuing  entity and incurred by it in  connection  with its  responsibilities  under the pooling and servicing  agreement  or  servicing  agreement,  including,  if so  specified  in the  related  prospectus supplement,  payment of any fee or other amount payable in respect of any alternative  credit  enhancement arrangements,  payment of the fees and  disbursements  of the  trustee,  any  custodian  appointed  by the trustee and the security  registrar,  and payment of expenses incurred in enforcing the obligations of the servicers and the Sellers.  The master servicer will be entitled to reimbursement of expenses  incurred in enforcing the obligations of the servicers and the Sellers under limited  circumstances.  In addition, the master  servicer and each servicer will be entitled to  reimbursements  for some of its expenses  incurred in  connection  with  liquidated  mortgage  loans and in  connection  with the  restoration  of  mortgaged properties,  this right of  reimbursement  being  prior to the rights of  securityholders  to receive  any related  Liquidation  Proceeds  or  Insurance  Proceeds.  If and to the extent so  provided in the related prospectus  supplement,  the master  servicer and each  servicer  will be entitled to receive  interest on amounts  advanced to cover  reimbursable  expenses for the period that the advances are outstanding at the rate specified in the prospectus  supplement,  and the master  servicer and each servicer will be entitled to payment of the interest  periodically  from general  collections  on the mortgage  loans in the related issuing entity prior to any payment to  securityholders  or as otherwise  provided in the related  pooling and servicing agreement or servicing agreement and described in the prospectus supplement.

         If and to the extent provided in the related prospectus  supplement,  the master servicer and the servicers  may be required to apply a portion of the  servicing  compensation  otherwise  payable to it in respect of any period to any Prepayment  Interest Shortfalls  resulting from mortgagor  prepayments during that period. See "Yield Considerations" in this prospectus.

                                      DESCRIPTION OF THE SECURITIES

General

         The securities  will be issued in series.  Each series of  certificates  (or, in some  instances, two or more  series  of  certificates)  will be issued  pursuant  to a pooling  and  servicing  agreement, similar to one of the forms filed as an exhibit to the  registration  statement  of which this  prospectus is a part.  Each pooling and  servicing  agreement  will be filed with the  Commission  as an exhibit to a
Current  Report on Form 8-K.  Each  series of notes (or, in some  instances,  two or more series of notes)
will be issued  pursuant to an indenture  between the related  issuing entity and the trustee,  similar to the form  filed as an exhibit to the  registration  statement  of which  this  prospectus  is a part.  The issuing entity will be created  pursuant to an owner trust  agreement  between the depositor and the owner trustee.  Each indenture,  along with the related servicing  agreement and owner trust agreement,  will be filed with the  Commission as an exhibit to a Current  Report on Form 8-K.  Qualified  counsel will render an opinion to the effect that the issuing  entity's assets will not be considered  assets of the Seller or the depositor in the event of the  bankruptcy  of the Seller or the  depositor.  The  following  summaries
(together  with  additional  summaries  under "The  Agreements"  below)  describe the material  provisions relating to the securities common to each Agreements.

         Certificates  of each  series  covered by a  particular  pooling  and  servicing  agreement  will evidence  specified  beneficial  ownership  interests in a separate issuing entity created pursuant to the pooling and  servicing  agreement.  Each series of notes covered by a particular  indenture  will evidence indebtedness  of a separate  issuing  entity  created  pursuant to the related owner trust  agreement.  An issuing  entity will consist of, to the extent  provided in the pooling and  servicing  agreement or owner trust agreement:

      o     the mortgage loans (and the related mortgage  documents) or interests  therein  (including any mortgage  securities)  underlying a particular  series of  securities as from time to time are subject to the pooling and  servicing  agreement  or  servicing  agreement,  exclusive  of, if specified in the related  prospectus  supplement,  any interest  retained by the  depositor or any of its affiliates with respect to each mortgage loan;

      o     all  payments and  collections  in respect of the mortgage  loans or mortgage  securities  due after the related  cut-off date,  as from time to time are  identified as deposited in respect thereof  in  the  related  Protected  Account,  Distribution  Account  or  any  other  account established pursuant to the Agreement as described below;

      o     any property  acquired in respect of mortgage  loans in the issuing  entity,  whether  through foreclosure of a mortgage loan or by deed in lieu of foreclosure;

      o     hazard  insurance  policies,  Primary  Insurance  Policies,  FHA  insurance  policies  and  VA guarantees,  if any,  maintained  in respect of mortgage  loans in the issuing  entity and the proceeds of these policies;

      o     U.S. Government Securities;

      o     the rights of the depositor under any mortgage loan purchase  agreement,  including in respect of any representations and warranties therein; and

      o     any combination,  as and to the extent specified in the related  prospectus  supplement,  of a financial  guaranty  insurance  policy,  mortgage  pool  insurance  policy,  letter of credit, special  hazard  insurance  policy,  or currency  or  interest  rate  exchange  agreements  as described under "Description of Credit Enhancement" in this prospectus.

         If provided in the related  prospectus  supplement,  the original principal amount of a series of securities may exceed the principal balance of the mortgage loans or mortgage  securities  initially being delivered  to the  trustee.  Cash  in an  amount  equal  to  this  difference  will  be  deposited  into a pre-funding  account  maintained with the trustee.  During the period set forth in the related  prospectus supplement,  amounts on deposit in the  pre-funding  account may be used to purchase  additional  mortgage loans or mortgage  securities for the related  issuing  entity.  Any amounts  remaining in the pre-funding account at the end of the period  will be  distributed  as a  principal  prepayment  to the holders of the related  series  of  securities  at the  time  and in the  manner  set  forth  in the  related  prospectus supplement.

         Each series of  securities  may consist of any one or a  combination  of the  following  types of classes:

Accretion Directed                                 A class of  securities  designated to receive  principal  payments primarily  from the interest  that  accrues on  specified  Accrual
                                                   Classes.

Accrual                                            A  class  of  securities  where  the  accrued  interest  otherwise payable to such  certificates is allocated to specified classes of
                                                   certificates   as   principal   payments  in  reduction  of  their
                                                   certificate  principal balance. The certificate  principal balance of the Accrual  Class will be increased to the extent such accrued interest is so allocated.

Companion                                          A class that receives  principal payments on any distribution date only if scheduled  payments  have been made on  specified  planned amortization  classes,  targeted amortization classes or scheduled principal classes.

Component                                          A class consisting of  "components."  The components of a class of component  securities may have different principal and/or interest payment  characteristics  but together  constitute a single class.
                                                   Each  component  of  a  class  of  component   securities  may  be
                                                   identified  as falling into one or more of the  categories in this list.

Fixed Rate                                         A class with an interest  rate that is fixed  throughout  the life of the class.

Floating Rate                                      A class that receives  interest payments based on an interest rate that fluctuates  each payment period based on a designated  index, which will be of a type that is  customarily  used in the debt and fixed income markets to measure the cost of borrowed  funds,  plus a specified margin.

Interest Only or IO                                A class of securities  with no principal  balance and which is not entitled to principal  payments.  Interest  usually  accrues based on a specified notional amount.

Inverse Floating Rate                              A class of securities  where the  pass-through  rate adjusts based on the  excess  between  a  specified  rate and  LIBOR or  another index,  which  will be of a type that is  customarily  used in the debt and fixed  income  markets  to measure  the cost of  borrowed funds.

Lock Out                                           A class of securities  which is "locked out" of certain  payments, usually principal, for a specified period of time.

Partial Accrual                                    A class that accretes a portion of the amount of accrued  interest thereon,  which amount will be added to the  principal  balance of
                                                   such  class  on  each  applicable   distribution  date,  with  the
                                                   remainder of such accrued interest to be distributed  currently as interest  on such  class.  Such  accretion  may  continue  until a specified  event has occurred or until such Partial  Accrual class is retired.

Principal Only                                     A class of securities which is not entitled to interest payments.

Planned Amortization Class or PAC                  A class of  securities  with a principal  balance  that is reduced based on a  schedule  of  principal  balances,  assuming a certain range of prepayment rates on the underlying assets.

Scheduled Principal                                A class that is designed  to receive  principal  payments  using a predetermined  principal balance schedule but is not designated as a Planned  Amortization Class or Targeted  Amortization  Class. In
                                                   many  cases,  the  schedule is derived by  assuming  two  constant prepayment  rates for the underlying  assets.  These two rates are the  endpoints  for the  "structuring  range"  for  the  scheduled principal class.

Senior Support                                     A class that absorbs the realized  losses other than excess losses that would  otherwise  be  allocated to a Super Senior Class after the  related  classes  of  subordinated  securities  are no longer outstanding.

Sequential Pay                                     Classes that receive principal payments in a prescribed  sequence, that do not have  predetermined  principal  balance  schedules and
                                                   that  under  all  circumstances   receive  payments  of  principal
                                                   continuously  from  the  first  distribution  date on  which  they receive  principal  until they are  retired.  A single  class that receives  principal  payments before or after all other classes in the same series of  securities  may be  identified as a sequential pay class.

Super Senior                                       A class  that will not bear its  proportionate  share of  realized losses  (other  than  excess  losses) as its share is  directed to another class,  referred to as the "support class" until the class principal balance of the support class is reduced to zero.

Target Amortization or TAC                         A class of  securities  with a principal  balance  that is reduced based on a scheduled  of  principal  balances,  assuming a certain targeted rate of prepayments on the related collateral.

Variable Rate                                      A class with an  interest  rate that  resets  periodically  and is
                                                   calculated   by  reference  to  the  rate  or  rates  of  interest
                                                   applicable to specified assets or instruments  (e.g., the mortgage rates borne by the underlying loans).

With  respect to any series of notes,  the related  Equity  Certificates,  insofar as they  represent  the beneficial  ownership  interest in the Issuing  Entity,  will be subordinate  to the related notes.  As to each series,  the offered  securities will be rated in one of the four highest rating categories by one or more  Rating  Agencies.  Credit  support for the  offered  securities  of each series may be provided by a financial  guaranty  insurance  policy,  mortgage pool insurance policy,  letter of credit,  reserve fund, currency or interest rate exchange  agreement,  overcollateralization,  cross-collateralization  or by the subordination  of one or more other  classes of  securities,  each,  as described  under  "Description  of
Credit Enhancement" in this prospectus, or by any combination of the foregoing.

         If so specified in the prospectus  supplement  relating to a series of certificates,  one or more elections may be made to treat the related issuing entity,  or a designated  portion thereof,  as a REMIC.
If an election is made with respect to a series of  certificates,  one of the classes of  certificates  in the series will be  designated  as  evidencing  the sole class of  "residual  interests"  in each  related
REMIC, as defined in the Code;  alternatively,  a separate class of ownership  interests will evidence the residual  interests.  All other classes of certificates in the series will constitute  "regular interests"
in the  related  REMIC,  as defined in the Code.  As to each  series of  certificates  as to which a REMIC election is to be made, the master  servicer,  trustee or other specified entity will be obligated to take specified actions required in order to comply with applicable laws and regulations.

Form of Securities

         Except as  described  below,  the  offered  securities  of each series will be issued as physical certificates  or notes  in fully  registered  form  only in the  denominations  specified  in the  related prospectus  supplement,  and will be  transferable  and  exchangeable at the corporate trust office of the registrar  named  in  the  related  prospectus  supplement.  No  service  charge  will  be  made  for  any registration of exchange or transfer of offered  securities,  but the trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge. A  "securityholder"  or "holder" is the entity whose name appears on the records of the registrar  (consisting of or including the security  register) as the registered holder of a security.

         If so  specified  in  the  related  prospectus  supplement,  specified  classes  of a  series  of securities  will be initially  issued  through the  book-entry  facilities  of DTC. As to any class of DTC
Registered   Securities,   the   recordholder  of  the  securities  will  be  DTC's  nominee.   DTC  is  a
limited-purpose  trust company  organized under the laws of the State of New York,  which holds securities for its  participants  and  facilitates  the clearance and settlement of securities  transactions  between participants  through electronic  book-entry changes in the accounts of participants.  Intermediaries have indirect access to DTC's clearance system.

         If securities are issued as DTC Registered  Securities,  no Beneficial  Owner will be entitled to receive a security  representing  its interest in  registered,  certificated  form,  unless either (1) DTC ceases to act as depository  in respect  thereof and a successor  depository  is not obtained,  or (2) the depositor  elects,  with the consent of the Beneficial  Owners,  to discontinue  the  registration  of the securities  through DTC.  Prior to one of these  events,  Beneficial  Owners will not be recognized by the trustee or the master  servicer as holders of the related  securities for purposes of the related  pooling and  servicing  agreement or indenture,  and  Beneficial  Owners will be able to exercise  their rights as owners of the securities only indirectly  through DTC,  participants  and  Intermediaries.  Any Beneficial
Owner that desires to purchase,  sell or otherwise transfer any interest in DTC Registered  Securities may do so only through DTC,  either  directly if the Beneficial  Owner is a participant or indirectly  through participants  and, if  applicable,  Intermediaries.  Pursuant to the  procedures of DTC,  transfers of the beneficial  ownership  of  any  DTC  Registered  Securities  will  be  required  to  be  made  in  minimum denominations  specified  in the  related  prospectus  supplement.  The ability of a  Beneficial  Owner to pledge DTC Registered  Securities to persons or entities that are not  participants in the DTC system,  or to  otherwise  act with  respect  to the  securities,  may be  limited  because  of the  lack of  physical certificates or notes evidencing the securities and because DTC may act only on behalf of participants.

         Distributions  in respect of the DTC  Registered  Securities  will be forwarded by the trustee or other specified  entity to DTC, and DTC will be responsible  for forwarding the payments to  participants, each of which will be responsible  for disbursing the payments to the Beneficial  Owners it represents or, if applicable, to Intermediaries.  Accordingly,  Beneficial Owners may experience delays in the receipt of payments in respect of their  securities.  Under DTC's  procedures,  DTC will take actions permitted to be taken by holders of any class of DTC Registered  Securities  under the pooling and servicing  agreement or indenture  only  at the  direction  of one or more  participants  to  whose  account  the  DTC  Registered
Securities  are  credited  and whose  aggregate  holdings  represent  no less than any  minimum  amount of
Percentage  Interests or voting rights required  therefor.  DTC may take conflicting  actions with respect to any action of holders  of  securities  of any class to the extent  that  participants  authorize  these actions.  None of the master servicer,  the depositor,  the trustee or any of their respective  affiliates will have any  liability  for any  aspect of the  records  relating  to or  payments  made on  account  of beneficial  ownership  interests in the DTC  Registered  Securities,  or for  maintaining,  supervising or reviewing any records relating to the beneficial ownership interests.

Global Securities

         Some of the offered  securities may be Global Securities.  Except in some limited  circumstances, the Global  Securities will be available only in book-entry form.  Investors in the Global  Securities may hold those  Global  Securities  through any of DTC,  Clearstream,  or Euroclear  System (in  Europe).  The
Global  Securities  will be traceable as home market  instruments  in both the European and U.S.  domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary  market trading between  investors  through  Clearstream  and Euroclear  System will be conducted  in the  ordinary  way  in  accordance  with  the  normal  rules  and  operating  procedures  of
Clearstream  and Euroclear  System and in accordance with  conventional  eurobond  practice  (i.e.,  seven calendar day settlement).

         Secondary  market  trading  between  investors  through DTC will be conducted  according to DTC's rules and procedures applicable to U.S. corporate debt obligations.

         Secondary  cross-market  trading  between  Clearstream or Euroclear  System and DTC  participants holding  interests in Global Securities will be effected on a  delivery-against-payment  basis through the respective depositories of Clearstream and Euroclear System (in that capacity) and as DTC participants.

         Non-U.S.  holders (as described below) of interests in Global  Securities will be subject to U.S.
withholding  taxes  unless  those  holders  meet various  requirements  and deliver  appropriate  U.S. tax documents to the securities clearing organizations or their participants.

         All  Global  Securities  will be  held in  book-entry  form by DTC in the  name of Cede & Co.  as nominee of DTC.  Investors'  interests in the Global  Securities  will be  represented  through  financial institutions acting on their behalf as direct and indirect  participants in DTC. As a result,  Clearstream and  Euroclear  System  will hold  positions  on  behalf  of their  participants  through  their  relevant depositary which in turn will hold those positions in their accounts as DTC participants.

         Investors  electing  to hold their  interests  in Global  Securities  through DTC will follow DTC settlement  practices.  Investor  securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors  electing  to  hold  their  interests  in  Global  Securities  through  Clearstream  or
Euroclear  System accounts will follow the settlement  procedures  applicable to  conventional  eurobonds, except that there will be no temporary  global  security and no "lock-up"  or  restricted  period.  Global
Securities will be credited to the securities  custody  accounts on the settlement date against payment in same-day funds.

         Since the purchaser  determines  the place of delivery,  it is important to establish at the time of the trade where both the  purchaser's  and seller's  accounts are located to ensure that settlement can be made on the desired value date.

         Secondary  market  trading  between DTC  participants  will occur in  accordance  with DTC rules.
Secondary  market trading  between  Clearstream  participants  or Euroclear  System  participants  will be settled  using the  procedures  applicable  to  conventional  eurobonds  in  same-day  funds.  When Global
Securities  are to be  transferred  from the account of a DTC  participant to the account of a Clearstream participant or a Euroclear  System  participant,  the purchaser will send  instructions  to Clearstream or
Euroclear System through a Clearstream  participant or Euroclear System  participant at least one business day prior to settlement.  Clearstream or Euroclear  System will instruct the relevant  depositary,  as the case may be, to receive the Global  Securities  against payment.  Payment will include interest accrued on the Global  Securities  from and  including the last coupon  payment date to and excluding the  settlement date,  on the basis of the actual  number of days in that accrual  period and a year assumed to consist of
360 days. For  transactions  settling on the 31st of the month,  payment will include  interest accrued to and excluding the first day of the following month.  Payment will then be made by the relevant  depositary to the DTC  participant's  account against  delivery of the Global  Securities.  After settlement has been completed,  the Global  Securities will be credited to the respective  clearing system and by the clearing system,  in accordance with its usual  procedures,  to the Clearstream  participant's  or Euroclear System participant's  account.  The securities credit will appear the next day (European time) and the cash debit will be  back-valued  to, and the  interest  on the Global  Securities  will accrue  from,  the value date
(which would be the preceding day when  settlement  occurred in New York).  If settlement is not completed on the intended value date (i.e.,  the trade  fails),the  Clearstream or Euroclear  System cash debit will be valued instead as of the actual settlement date.

         Clearstream  participants  and Euroclear System  participants  will need to make available to the respective  clearing  systems the funds necessary to process  same-day funds  settlement.  The most direct means of doing so is to preposition  funds for  settlement,  either from cash on hand or existing lines of credit,  as they would for any settlement  occurring within  Clearstream or Euroclear  System.  Under this approach,  they  may take on  credit  exposure  to  Clearstream  or  Euroclear  System  until  the  Global
Securities  are credited to their account one day later.  As an  alternative,  if Clearstream or Euroclear
System has extended a line of credit to them,  Clearstream  participants or Euroclear System  participants can elect not to  preposition  funds and allow that  credit  line to be drawn upon to finance  settlement.
Under this  procedure,  Clearstream  participants  or  Euroclear  System  participants  purchasing  Global
Securities  would incur  overdraft  charges for one day,  assuming  they  cleared the  overdraft  when the
Global  Securities  were credited to their  accounts.  However,  interest on the Global  Securities  would accrue  from the value  date.  Therefore,  in many cases the  investment  income on the Global  Securities earned  during  that  one-day  period may  substantially  reduce or offset  the amount of those  overdraft charges,  although  the  result  will  depend  on  each  Clearstream  participant's  or  Euroclear  System participant's  particular  cost of funds.  Since the  settlement  is taking place during New York business hours,  DTC  participants  can employ  their usual  procedures  for  crediting  Global  Securities  to the
respective  European  depositary  for  the  benefit  of  Clearstream   participants  or  Euroclear  System
participants.  The sale proceeds will be available to the DTC seller on the settlement  date. Thus, to the
DTC  participants  a  cross-market  transaction  will settle no  differently  than a trade between two DTC participants.

         Due to time zone  differences  in their favor,  Clearstream  participants  and  Euroclear  System participants may employ their customary  procedures for transactions in which Global  Securities are to be transferred by the respective clearing system,  through the respective  depositary,  to a DTC participant.
The seller will send  instructions  to Clearstream or Euroclear  System through a Clearstream  participant or  Euroclear  System  participant  at least  one  business  day  prior  to  settlement.  In  these  cases
Clearstream or Euroclear  System will instruct the respective  depositary,  as appropriate,  to credit the
Global  Securities  to the DTC  participant's  account  against  payment.  Payment will  include  interest accrued  on the Global  Securities  from and  including  the last  coupon  payment  to and  excluding  the settlement  date on the basis of the actual  number of days in that  accrual  period and a year assumed to consist to 360 days. For  transactions  settling on the 31st of the month,  payment will include  interest accrued to and excluding the first day of the following  month.  The payment will then be reflected in the account of Clearstream  participant or Euroclear System  participant the following day, and receipt of the cash  proceeds in the  Clearstream  participant's  or  Euroclear  System  participant's  account  would be back-valued  to the value date (which would be the preceding day, when  settlement  occurred in New York).
Should  the  Clearstream  participant  or  Euroclear  System  participant  have a line of credit  with its respective  clearing  system and elect to be in debt in  anticipation  of receipt of the sale  proceeds in its account,  the  back-valuation  will  extinguish any overdraft  incurred over that one-day  period.  If settlement  is not  completed  on the intended  value date (i.e.,  the trade  fails),  receipt of the cash proceeds in the  Clearstream  participant's  or Euroclear  System  participant's  account would instead be valued as of the actual settlement date.

         Finally,  day traders that use  Clearstream  or Euroclear  System and that purchase  interests in
Global  Securities from DTC  participants  for delivery to Clearstream  participants  or Euroclear  System participants  should note that these trades would  automatically  fail on the sale side unless affirmative action is taken.  At least three  techniques  should be readily  available  to  eliminate  this  potential problem:

      o     borrowing  through  Clearstream  or Euroclear  System for one day (until the purchase  side of the trade is reflected in their  Clearstream or Euroclear  System accounts) in accordance with the clearing system's customary procedures;

      o     borrowing  the Global  Securities  in the U.S.  from a DTC  participant  no later than one day prior to settlement,  which would give the Global  Securities  sufficient time to be reflected in their  Clearstream  or  Euroclear  System  account  in order to settle the sale side of the trade; or

      o     staggering  the  value  dates for the buy and sell  sides of the trade so that the value  date for the  purchase  from the DTC  participant  is at least one day prior to the value  date for the sale to the Clearstream participant or Euroclear System participant.

         A beneficial owner of interests in Global Securities holding  securities  through  Clearstream or
Euroclear  System (or  through  DTC if the holder has an address  outside the U.S.) will be subject to the
30% U.S.  withholding  tax that  generally  applies to  payments  of interest  (including  original  issue discount) on registered debt issued by U.S.  Persons (as defined below),  unless (i) each clearing system, bank or other financial  institution that holds customers'  securities in the ordinary course of its trade or business in the chain of  intermediaries  between that beneficial owner and the U.S. entity required to withhold tax complies with applicable  certification  requirements  and (ii) that  beneficial  owner takes one of the  following  steps to obtain an exemption or reduced tax rate:  Exemption  for Non-U.S.  Persons
(Form  W-8BEN).  Beneficial  holders of  interests  in Global  Securities  that are  Non-U.S.  Persons (as defined  below) can obtain a complete  exemption from the  withholding  tax by filing a signed Form W-8BEN
(Certificate  of  Foreign  Status  of  Beneficial  Owner  for  United  States  Tax  Withholding).  If  the
information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of that change.

         A Non-U.S.  Person (as  defined  below),  including  a non-U.S.  corporation  or bank with a U.S.
branch,  for which the interest  income is  effectively  connected with its conduct of a trade or business in the United States,  can obtain an exemption from the withholding  tax by filing Form W-8ECI  (Exemption from  Withholding  of Tax on Income  Effectively  Connected with the Conduct of a Trade or Business in the
United States).

         Non-U.S.  Persons  residing in a country that has a tax treaty with the United  States can obtain an  exemption  or reduced tax rate  (depending  on the treaty  terms) by filing  Form W-8BEN  (Holdership,
Exemption or Reduced Rate Certificate). Form W-8BEN may be filed by Noteholders or their agent.

         U.S.  Persons  can  obtain a  complete  exemption  from the  withholding  tax by filing  Form W-9
(Payer's Request for Taxpayer Identification Number and Certification).

         The  holder  of an  interest  in a Global  Security  or,  in the case of a Form  W-8BEN or a Form
W-8ECI filer,  his agent,  files by submitting  the  appropriate  form to the person through whom it holds the security (the clearing  agency,  in the case of persons holding  directly on the books of the clearing agency).  Form W-8BEN and Form W-8ECI are  effective  for three  calendar  years.  The term "U.S.  Person"
means a citizen or resident of the United States,  a  corporation,  partnership or other entity created or organized in, or under the laws of, the United States or any political  subdivision  thereof  (except,  in the case of a partnership,  to the extent provided in  regulations),  or an estate whose income is subject to United States  federal  income tax  regardless  of its source,  or a trust if a court within the United
States  is able to  exercise  primary  supervision  over the  administration  of the trust and one or more
United  States  Persons have the  authority to control all  substantial  decisions of the trust.  The term
"Non-U.S.  Person" means any person who is not a U.S. Person.  This summary does not deal with all aspects of U.S. Federal income tax withholding  that may be relevant to foreign holders of the Global  Securities.
Investors are advised to consult their own tax advisors for specific tax advice  concerning  their holding and disposing of the Global Securities.

Exchangeable Securities

       General

         As the related prospectus  supplement will discuss,  some series will include one or more classes of  exchangeable  securities.  In any of these  series,  the holders  specified in the related  prospectus supplement  will be  entitled,  after  notice and  payment to the  trustee of an  administrative  fee,  to exchange  all or a  portion  of those  classes  for  proportionate  interests  in one or more of the other classes of exchangeable securities.

         If the related prospectus  supplement describes the issuance of exchangeable  securities,  all of these classes of  exchangeable  securities will be listed on the cover of the prospectus  supplement.  The classes  of  securities  that  are  exchangeable  for one  another  will  be  referred  to in the  related prospectus  supplement as "related" to each other,  and each related  grouping of exchangeable  securities will be referred to as a  "combination."  Each  combination of  exchangeable  securities will be issued by
the  related   issuing  entity  and,  in  the  aggregate,   will  represent  a  distinct   combination  of
uncertificated  interests in the issuing entity.  At any time after their initial  issuance,  any class of exchangeable  securities  may be exchanged  for the related class or classes of  exchangeable  securities.
In some cases,  multiple  classes of  exchangeable  securities may be exchanged for one or more classes of related exchangeable securities.

         Descriptions  in  the  related  prospectus  supplement  about  the  securities  of  that  series, including  descriptions  of  principal  and  interest  distributions,  registration  and  denomination  of securities,  credit enhancement,  yield and prepayment  considerations and tax, ERISA and legal investment considerations,  will  also  apply to each  class  of  exchangeable  securities.  The  related  prospectus supplement will separately describe the yield and prepayment  considerations  applicable to, and the risks of  investment  in,  each  class of  exchangeable  securities  in a  combination.  For  example,  separate decrement  tables and yield tables,  if  applicable,  will be included for each class of a combination  of exchangeable securities.

       Exchanges

         If a holder elects to exchange its exchangeable  securities for related  exchangeable  securities the following three conditions must be satisfied:

      o     the  aggregate  principal  balance of the  exchangeable  securities  received in the exchange, immediately  after the  exchange,  must equal the  aggregate  principal  balance,  immediately prior  to the  exchange,  of the  exchanged  securities—for  purposes  of this  condition,  an interest only class will have a principal balance of zero;

      o     the annual interest  amount payable with respect to the  exchangeable  securities  received in the exchange must equal the aggregate annual interest amount of the exchanged securities; and

      o     the  class  or  classes  of  exchangeable  securities  must  be  exchanged  in the  applicable proportions, if any, described in the related prospectus supplement.

         There are different types of  combinations  that can exist.  Any individual  series of securities may have multiple types of combinations.  Some examples of combinations include:

      o     A class of  exchangeable  securities  with an interest rate that varies  directly with changes in an  index  and a class  of  exchangeable  securities  with an  interest  rate  that  varies indirectly  with  changes  in an  index  may  be  exchangeable  for a  class  of  exchangeable securities  with a fixed  interest  rate.  In this case,  the classes  that vary with an index would produce,  in the  aggregate,  an annual  interest  amount equal to that generated by the class with a fixed  interest  rate. In addition,  the aggregate  principal  balance of the two classes  that vary with an index  would  equal the  principal  balance  of the class  with the fixed interest rate.

      o     An  interest  only  class  and  principal  only  class  of  exchangeable   securities  may  be
            exchangeable,  together,  for a  class  that  is  entitled  to  both  principal  and  interest payments.  The principal  balance of the  principal  and interest  class would be equal to the principal  balance of the  exchangeable  principal  only class,  and the interest  rate on the principal  and  interest  class  would be a fixed  rate that  when  applied  to the  principal balance of this class would generate an annual  interest  amount equal to the annual  interest amount of the exchangeable interest only class.

      o     Two classes of principal  and interest  classes with  different  fixed  interest  rates may be exchangeable,  together,  for a  class  that  is  entitled  to  both  principal  and  interest payments,  with a  principal  balance  equal to the  aggregate  principal  balance  of the two exchanged  classes,  and a fixed  interest rate that when applied to the principal  balance of the  exchanged  for class,  would  generate an annual  interest  amount equal to the aggregate annual interest amount of the two exchanged classes.

         These examples of combinations of exchangeable  securities describe  combinations of exchangeable securities which differ in their interest  characteristics.  In some series, a securityholder  may be able to exchange its exchangeable  securities for other exchangeable  securities that have different  principal payment characteristics.  Examples of these types of combinations include:

      o     A class of exchangeable  securities that accretes all of its interest for a specified  period, with the accreted amount added to the principal  balance of the accreting  class,  and a class of  exchangeable  securities  that receives  principal  payments from these  accretions may be exchangeable,  together, for a single class of exchangeable  securities that receives payments of  principal  continuously  from the first  distribution  date on which it receives  interest until it is retired.

      o     A class  of  exchangeable  securities  that is  designed  to  receive  principal  payments  in accordance with a predetermined  schedule,  or a planned  amortization  class,  and a class of exchangeable  securities  that only  receives  principal  payments on a  distribution  date if scheduled  payments have been made on the planned  amortization  class,  may be  exchangeable, together,  for a class of exchangeable  securities that receives  principal  payments  without regard to the schedule from the first  distribution date on which it receives  principal until it is retired.

         A number  of  factors  may limit  the  ability  of an  exchangeable  securityholder  to effect an exchange.  For example,  the securityholder  must own, at the time of the proposed exchange,  the class or classes  necessary to make the exchange in the necessary  proportions.  If a  securityholder  does not own
the  necessary  classes  or  does  not  own  the  necessary  classes  in  the  proper   proportions,   the
securityholder   may  not  be  able  to  obtain  the  desired  class  of  exchangeable   securities.   The
securityholder  desiring to make the  exchange may not be able to purchase  the  necessary  class from the then-current  owner at a reasonable  price or the  necessary  proportion of the needed class may no longer be available due to principal payments or prepayments that have been applied to that class.

       Procedures

         The related  prospectus  supplement will describe the procedures that must be followed to make an exchange.  A  securityholder  will be required to provide  notice to the trustee five  business days prior to the  proposed  exchange  date or as  otherwise  specified  in the related  prospectus  supplement.  The notice must include the  outstanding  principal or notional  amount of the  securities to be exchanged and to be received,  and the proposed  exchange date. When the trustee  receives this notice,  it will provide
instructions   to  the   securityholder   regarding   delivery  of  the  securities  and  payment  of  the
administrative  fee. A  securityholder's  notice to the  trustee  will  become  irrevocable  on the second business day prior to the proposed  exchange date.  Any  exchangeable  securities in book-entry  form will be subject to the rules, regulations and procedures applicable to DTC's book-entry securities.

         If the  related  prospectus  supplement  describes  exchange  proportions  for a  combination  of classes of  exchangeable  securities,  these  proportions  will be based on the original,  rather than the outstanding, principal or notional amounts of these classes.

         The first  payment  on an  exchangeable  security  received  in an  exchange  will be made on the distribution  date in the month  following  the month of the  exchange or as  otherwise  described  in the related  prospectus  supplement.  This  payment  will be made to the  securityholder  of  record as of the applicable record date.

Assignment of Trust Fund Assets

         At the time of issuance of a series of  securities,  the  depositor  will assign,  or cause to be assigned,  to the related  trustee  (or its  nominee),without  recourse,  the  mortgage  loans or mortgage securities  being  included in the related  issuing  entity,  together  with,  all  principal and interest received on or with respect to the mortgage  loans or mortgage  securities  after the cut-off date,  other than  principal  and interest due on or before the cut-off  date.  If specified in the related  prospectus supplement,  the depositor or any of its  affiliates  may retain an interest in the issuing entity assets, if any, for itself or transfer the same to others.  The trustee will,  concurrently  with the  assignment, deliver  the  securities  of the  series to or at the  direction  of the  depositor  in  exchange  for the mortgage  loans and/or  mortgage  securities  in the related  issuing  entity.  Each mortgage loan will be identified  in a schedule  appearing  as an exhibit to the related  pooling  and  servicing  agreement  or servicing  agreement.  The schedule will  include,  among other  things,  information  as to the principal balance  of  each  mortgage  loan  in the  related  issuing  entity  as of the  cut-off  date,  as well as information  respecting  the mortgage  rate,  the  currently  scheduled  monthly  payment of principal and interest,  the maturity of the mortgage note and the  Loan-to-Value  Ratio at origination or  modification
(without regard to any secondary financing).

         In addition,  the  depositor  will,  as to each  mortgage  loan,  other than (1)  mortgage  loans underlying any mortgage securities and (2) Contracts,  deliver,  or cause to be delivered,  to the related trustee (or to the custodian described below) the following documents:

      o     the mortgage note endorsed,  without recourse,  either in blank or to the order of the trustee
            (or its nominee),

      o     the mortgage  with  evidence of recording  indicated on the mortgage  (except for any mortgage not  returned  from the public  recording  office) or, in the case of a  cooperative  mortgage loan, on the related financing statement,

      o     an assignment  of the mortgage in blank or to the trustee (or its nominee) in recordable  form
            (or, with respect to a cooperative  mortgage  loan, an assignment of the  respective  security agreements,  any applicable UCC financing statements,  recognition agreements,  relevant stock certificates,  related  blank stock  powers and the related  proprietary  leases or  occupancy agreements),

      o     any  intervening  assignments  of the mortgage  with  evidence of recording on the  assignment
            (except for any assignment not returned from the public recording office),
      o     if applicable, any riders or modifications to the mortgage note and mortgage,

      o     if the mortgage  loan is secured by additional  collateral,  certain  security and  assignment documents relating to the pledge of the additional collateral, and

      o     any other  documents set forth in the related pooling and servicing  agreement,  mortgage loan purchase agreement or servicing agreement.

The assignments  may be blanket  assignments  covering  mortgages on mortgaged  properties  located in the same county, if permitted by law.

         Notwithstanding  the foregoing,  an issuing entity may include  mortgage loans where the original mortgage  note is not delivered to the trustee if the depositor  delivers,  or causes to be delivered,  to the related  trustee (or the  custodian)  a copy or a duplicate  original of the mortgage  note,  together with an affidavit  certifying that the original  thereof has been lost or destroyed.  In addition,  if the depositor  cannot deliver,  with respect to any mortgage loan, the mortgage or any intervening  assignment with evidence of recording on the assignment  concurrently  with the execution and delivery of the related pooling and servicing  agreement or servicing  agreement because of a delay caused by the public recording office,  the depositor will deliver,  or cause to be delivered,  to the related trustee (or the custodian)
a true and correct  photocopy of the mortgage or assignment  as submitted  for recording  within one year.
The  depositor  will deliver,  or cause to be delivered,  to the related  trustee (or the  custodian)  the mortgage or assignment with evidence of recording  indicated on the assignment  after receipt thereof from the public  recording  office.  If the depositor  cannot  deliver,  with respect to any mortgage loan, the mortgage  or any  intervening  assignment  with  evidence  of  recording  on the  mortgage  or  assignment concurrently  with the execution and delivery of the related pooling and servicing  agreement or servicing agreement  because the mortgage or assignment has been lost,  the depositor  will deliver,  or cause to be delivered,  to the related  trustee (or the  custodian)  a true and correct  photocopy  of the mortgage or assignment  with evidence of recording on the mortgage or  assignment.  If the depositor  cannot  deliver, with respect to any mortgage loan, the mortgage or any  intervening  assignment with evidence of recording on the  mortgage  or  assignment  because  the  applicable  jurisdiction  retains  the  originals  of such documents,  the depositor will deliver photocopies of such documents containing an original  certification by the judicial or other  governmental  authority of the jurisdiction  where such documents were recorded.
Assignments  of the  mortgage  loans to the trustee (or its nominee)  will be recorded in the  appropriate public recording  office,  except (1) where  recordation is not required by the Rating Agencies rating the applicable  securities,  (2) in states  where,  in the  opinion  of  counsel  acceptable  to the  trustee, recording is not  required to protect the  trustee's  interests in the mortgage  loan against the claim of any  subsequent  transferee  or any  successor to or creditor of the  depositor or the  originator  of the mortgage loan or (3) where Mortgage Electronic  Registration  Systems,  Inc. is identified on the mortgage or a properly  recorded  assignment  of mortgage as the mortgagee of record solely as nominee for a Seller and its successors and assigns.  In addition,  the depositor shall not be required to deliver  intervening assignments or mortgage note  endorsements  between the  underlying  sellers of the mortgage loans and the
Seller, between the Seller and the depositor and between the depositor and the trustee.

         As to each  Contract,  the  depositor  will  deliver,  or cause to be  delivered,  to the related trustee (or the custodian) the following documents:

      o     the original Contract endorsed, without recourse, to the order of the trustee,

      o     copies of documents and instruments  related to the Contract and the security  interest in the
            Manufactured Home securing the Contract, and

      o     a blanket  assignment  to the trustee of all Contracts in the related  issuing  entity and the related documents and instruments.

In order to give notice of the right,  title and interest of the  securityholders  to the  Contracts,  the depositor will cause to be executed and delivered to the trustee a UCC-1 financing  statement  identifying the trustee as the secured party and identifying all Contracts as collateral.

         The depositor will, as to each mortgage security included in a mortgage pool,  deliver,  or cause to be delivered,  to the related  trustee (or the custodian),  either (i) cause an electronic  transfer of that  security  or  (ii)  provide  a  physical  certificate  or note  evidencing  the  mortgage  security, registered  in the name of the related  trustee (or its  nominee),  or endorsed in blank or to the related trustee (or its nominee),  or  accompanied  by transfer  documents  sufficient to effect a transfer to the trustee (or its nominee).

         The trustee (or the  custodian)  will hold the  documents in trust for the benefit of the related securityholders,  and  generally  will review the documents  within 180 days after receipt  thereof in the case of documents  delivered  concurrently  with the  execution  and  delivery of the related  pooling and servicing  agreement  or  indenture,  and within the time  period  specified  in the  related  pooling and servicing  agreement or indenture in the case of all other documents  delivered.  If any document is found to be missing or defective in any material  respect,  the trustee (or the  custodian)  will be required to promptly so notify the master  servicer,  the  depositor,  and the related  Seller.  If the related Seller does not cure the  omission  or defect  within a specified  period  after  notice is given  thereto by the trustee,  and the omission or defect materially and adversely affects the interests of  securityholders in the  affected  mortgage  loan or  mortgage  security,  then,  the  related  Seller  will be  obligated  to repurchase  the mortgage loan or mortgage  security from the trustee at its purchase  price (or, if and to the extent it would  otherwise  be  permitted  to do so for a breach of  representation  and  warranty  as described  under "The Mortgage  Pools—Representations  of Sellers," to substitute for the mortgage loan or mortgage  security).  The trustee will be obligated to enforce this obligation of the Seller to the extent described  above under "The  Mortgage  Pools—Representations  by  Sellers,"  but there can be no assurance that the applicable  Seller will fulfill its  obligation to repurchase  (or  substitute  for) the affected mortgage loan or mortgage  security as described  above. The depositor will not be obligated to repurchase or substitute  for the mortgage loan or mortgage  security if the Seller  defaults on its obligation to do
so. This  repurchase  or  substitution  obligation  constitutes  the sole remedy  available to the related securityholders  and the  related  trustee  for  omission  of,  or a  material  defect  in, a  constituent document.  Any affected  mortgage loan or mortgage  security not so repurchased  or substituted  for shall remain in the related issuing entity.

         The  trustee  will be  authorized  at any time to appoint  one or more  custodians  pursuant to a custodial  agreement to hold title to the mortgage loans and/or mortgage  securities in any mortgage pool, and to maintain  possession  of and, if  applicable,  to review,  the  documents  relating to the mortgage loans and/or mortgage  securities,  in any case as the agent of the trustee. The identity of any custodian to be  appointed  on the date of  initial  issuance  of the  securities  will be set forth in the  related prospectus supplement. A custodian may be an affiliate of the depositor or the master servicer.

         Except  as  to  mortgage  loans  underlying  any  mortgage  securities,   the  Seller  will  make
representations  and warranties as to the types and geographical  concentrations of the mortgage loans and as to the  accuracy  of some of the  information  furnished  to the  related  trustee  in  respect of each mortgage loan (for example,  the original  Loan-to-Value  Ratio,  the principal  balance as of the cut-off date,  the mortgage rate and maturity).  Upon a breach of any of these  representations  which  materially and  adversely  affects  the  interests  of the  securityholders  in a mortgage  loan,  the Seller will be obligated to cure the breach in all material  respects,  to  repurchase  the mortgage loan at its purchase price or, to substitute  for the mortgage  loan a Qualified  Substitute  Mortgage Loan in accordance  with the provisions for  substitution by Sellers as described  above under "The Mortgage  Pools—Representations by  Sellers."  This  repurchase  or  substitution  obligation  constitutes  the sole remedy  available  to securityholders  or the trustee for a breach of a  representation  by a Seller.  Any mortgage  loan not so repurchased or substituted for shall remain in the related issuing entity.

         Pursuant to the related  pooling and  servicing  agreement  or  servicing  agreement,  the master servicer for any mortgage  pool,  either  directly or through  servicers,  will service and administer the mortgage loans  included in the mortgage pool and assigned to the related  trustee as more fully set forth under  "Servicing of Mortgage  Loans" in this  prospectus.  Each of the depositor and the master  servicer will make limited  representations  and warranties  regarding its authority to enter into, and its ability to perform its obligations under, the pooling and servicing agreement or servicing agreement.

Distribution Account

         General. The master servicer,  trustee or securities  administrator,  as applicable,  will, as to the issuing  entity,  establish  and maintain or cause to be  established  and  maintained a  Distribution
Account,  which will be  established  so as to comply with the  standards  of each Rating  Agency that has rated any one or more  classes of  securities  of the related  series.  A  Distribution  Account  shall be maintained  as an  Eligible  Account,  and the  funds  held  therein  may be held as cash or  invested  in
Permitted  Investments.  The  master  servicer,  trustee  or  securities  administrator,  or other  entity designated in the related  prospectus  supplement,  will have sole  discretion to determine the particular investments  made so long as it complies with the  investment  terms of the related  pooling and servicing agreement or the related  servicing  agreement and indenture.  Any Permitted  Investments  shall not cause the depositor to register  under the  Investment  Company Act of 1940. Any interest or other income earned on  funds  in the  Distribution  Account  will be paid  to the  master  servicer,  trustee  or  securities
administrator,   or  other  entity  designated  in  the  related  prospectus  supplement,   as  additional
compensation  or  will  be  available  for  payments  on the  securities  as  provided  in the  prospectus supplement.  If  permitted by the Rating  Agency or Agencies  and so  specified in the related  prospectus supplement,  a  Distribution  Account  may  contain  funds  relating  to more than one series of  mortgage pass-through  certificates or mortgage-backed  notes and may contain other funds representing  payments on mortgage loans owned by the related master servicer or serviced by it on behalf of others.

         Deposits.  With respect to each series of  securities,  the related master  servicer,  servicers, trustee or special  servicer  will be required  to deposit or cause to be  deposited  in the  Distribution
Account for the related issuing entity within a period  following  receipt (in the case of collections and payments),  the following  payments and collections  received,  or advances made, by the master  servicer, the  servicers,  the trustee or any special  servicer  subsequent  to the cut-off date with respect to the mortgage  loans and/or  mortgage  securities  in the issuing  entity (other than payments due on or before the cut-off date):

      o     all payments on account of principal, including principal prepayments, on the mortgage loans;

      o     all  payments on account of interest on the mortgage  loans,  including  any default  interest collected,  in each case net of any  portion  thereof  retained  by the master  servicer,  any servicer or any special  servicer as its  servicing  compensation  or as  compensation  to the trustee, and further net of any retained interest of the depositor;

      o     all payments on the mortgage securities;

      o     all payments on the U.S. Government Securities (if any);

      o     all Insurance Proceeds and Liquidation Proceeds;

      o     any  amounts  paid  under  any  instrument  or drawn  from any fund  that  constitutes  credit enhancement  for the related series of securities as described  under  "Description  of Credit
            Enhancement" in this prospectus;

      o     any advances made as described under "—Advances" below;

      o     any Buydown Funds (and, if applicable,  investment  earnings on the Buydown Funds) required to be paid to securityholders, as described below;

      o     any  amounts  paid by the master  servicer  and the  servicers  to cover  Prepayment  Interest
            Shortfalls  arising out of the prepayment of mortgage loans as described  under  "Servicing of
            Mortgage  Loans—Servicing  and Other Compensation and Payment of Expenses;  Retained Interest"
            in this prospectus;

      o     to the extent  that any item does not  constitute  additional  servicing  compensation  to the master  servicer,  a servicer or a special  servicer,  any payments on account of modification or assumption fees, late payment charges or prepayment premiums on the mortgage loans;

      o     any amount  required to be deposited by the master  servicer or the trustee in connection with losses realized on investments  for the benefit of the master servicer or the trustee,  as the case may be, of funds held in the Distribution Account; and

      o     any other  amounts  required to be  deposited in the  Distribution  Account as provided in the related pooling and servicing  agreement or the related servicing  agreement and indenture and described in this prospectus or in the related prospectus supplement.

         With respect to each buydown  mortgage loan, the master servicer will be required to deposit,  or cause the related  servicer to deposit,  the related  Buydown  Funds  provided to it in a Buydown  Account which will comply with the  requirements  set forth in this  prospectus  with respect to the  Distribution
Account.  The terms of all buydown  mortgage  loans  provide for the  contribution  of Buydown Funds in an amount  equal to or  exceeding  either (1) the total  payments  to be made from the funds  pursuant to the related  buydown plan or (2) if the Buydown Funds are to be deposited on a discounted  basis,  that amount of Buydown Funds which,  together with investment  earnings on the Buydown Funds at a rate as will support the scheduled  level of payments due under the buydown  mortgage loan.  Neither the master  servicer,  any servicer nor the depositor will be obligated to add to any  discounted  Buydown Funds any of its own funds should investment  earnings prove insufficient to maintain the scheduled level of payments.  To the extent that any  insufficiency  is not  recoverable  from the  mortgagor  or, in an  appropriate  case,  from the
Seller,  distributions  to  securityholders  may be affected.  With respect to each buydown mortgage loan, the master servicer will be required  monthly to withdraw from the Buydown  Account and deposit,  or cause the servicer of the mortgage loans to withdraw from the Buydown Account and deposit,  in the  Distribution
Account as  described  above the amount,  if any, of the Buydown  Funds (and,  if  applicable,  investment earnings on the Buydown  Funds) for each  buydown  mortgage  loan that,  when added to the amount due from the  mortgagor on the buydown  mortgage  loan,  equals the full monthly  payment which would be due on the buydown mortgage loan if it were not subject to the buydown plan.
         If the  mortgagor on a buydown  mortgage  loan prepays the mortgage  loan in its entirety  during the Buydown  Period,  the master  servicer or servicer of the  mortgage  loan will be required to withdraw from the Buydown Account and remit to the mortgagor or the other  designated  party in accordance with the related  buydown plan any Buydown Funds remaining in the Buydown  Account.  If a prepayment by a mortgagor during the  Buydown  Period  together  with  Buydown  Funds will  result in full  prepayment  of a buydown mortgage  loan,  the master  servicer or  servicer  of the  mortgage  loan  generally  will be required to withdraw  from the  Buydown  Account  and  deposit  in the  Distribution  Account  the  Buydown  Funds and
investment  earnings on the Buydown Funds,  if any,  which  together with the prepayment  will result in a prepayment  in full;  provided  that Buydown  Funds may not be available to cover a prepayment  under some mortgage  loan  programs.  Any Buydown  Funds so remitted  to the master  servicer or the  servicer of the mortgage  loan in  connection  with a prepayment  described in the  preceding  sentence  will be deemed to reduce the amount that would be required to be paid by the  mortgagor to repay fully the related  mortgage loan if the mortgage loan were not subject to the buydown plan. Any investment  earnings  remaining in the
Buydown  Account  after  prepayment  or after  termination  of the Buydown  Period will be remitted to the related  mortgagor  or the other  designated  party  pursuant  to the Buydown  Agreement  relating to each buydown  mortgage  loan. If the  mortgagor  defaults  during the Buydown  Period with respect to a buydown mortgage loan and the property  securing the buydown  mortgage loan is sold in liquidation  (either by the master  servicer,  the servicer of the mortgage loan, the primary  insurer,  any pool insurer or any other insurer),  the master  servicer or related  servicer will be required to withdraw from the Buydown Account the Buydown Funds and all investment  earnings on the Buydown  Funds,  if any, and either deposit the same in the Distribution  Account or,  alternatively,  pay the same to the primary insurer or the pool insurer, as the case may be, if the mortgaged  property is  transferred  to the insurer and the insurer pays all of the loss incurred in respect of the default.

         Prior to the deposit of funds into the  Distribution  Account,  as  described  under  "—Deposits"
above,  funds related to the mortgage loans serviced by a master  servicer or a servicer may be maintained by a master  servicer or a servicer in a Protected  Account which will be established so as to comply with the  standards of each Rating  Agency that has rated any one or more classes of  securities of the related series.  Each  Protected  Account shall be maintained as an Eligible  Account,  and the funds held therein may be held as cash or invested in Permitted  Investments.  Any  interest or other income  earned on funds in a Protected  Account will be paid to the master  servicer or servicer,  as  applicable,  as  additional compensation.  If  permitted by the Rating  Agency or Agencies and so specified in the related  prospectus supplement,  a  Protected  Account  may  contain  funds  relating  to more  than one  series  of  mortgage pass-through  certificates or mortgage-backed  notes and may contain other funds representing  payments on mortgage  loans owned by the related master  servicer or serviced by it on behalf of others.  In the event that an issuing  entity has multiple  servicers,  funds from the Protected  Accounts may first be remitted to a  Master  Servicer  Collection  Account,  meeting  the same  eligibility  standards  as the  Protected
Accounts, prior to being deposited into the Distribution Account.

         Withdrawals.  With respect to each series of securities,  the master servicer, trustee or special servicer  generally may make withdrawals from the Distribution  Account for the related issuing entity for any one or more of the  following  purposes,  unless  otherwise  provided  in the  related  agreement  and described in the related prospectus supplement:

         (1)      to make distributions to the related securityholders on each distribution date;

         (2)      to  reimburse  the master  servicer,  any  servicer  or any other  specified  person for unreimbursed  amounts  advanced by it in respect of mortgage loans in the issuing entity as described under  "—Advances"  below,  these  reimbursements to be made out of amounts received  which were  identified  and  applied by the master  servicer  or a servicer as late  collections  of interest (net of related  servicing  fees) on and principal of the particular  mortgage  loans  with  respect  to which  the  advances  were made or out of amounts drawn under any form of credit enhancement with respect to the mortgage loans;

         (3)      to  reimburse  the  master  servicer,  a  servicer  or a  special  servicer  for  unpaid servicing  fees earned by it and some  unreimbursed  servicing  expenses  incurred by it with  respect to  mortgage  loans in the  issuing  entity  and  properties  acquired  in respect  thereof,  these  reimbursement  to  be  made  out  of  amounts  that  represent
                  Liquidation  Proceeds and Insurance Proceeds collected on the particular  mortgage loans and properties,  and net income collected on the particular properties,  with respect to which the fees were earned or the expenses  were  incurred or out of amounts drawn under any form of credit enhancement with respect to the mortgage loans and properties;

         (4)      to  reimburse  the master  servicer,  a servicer or any other  specified  person for any advances  described in clause (2) above made by it and any servicing  expenses  referred to in clause (3) above  incurred by it which,  in the good faith  judgment of the master servicer,  the applicable  servicer or the other person,  will not be  recoverable  from the amounts  described in clauses (2) and (3),  respectively,  the  reimbursement  to be made from amounts  collected on other  mortgage  loans in the issuing  entity or, if and to the  extent so  provided  by the  related  pooling  and  servicing  agreement  or the related  servicing  agreement  and  indenture  and  described in the related  prospectus supplement,  only from that  portion of amounts  collected on the other  mortgage  loans that is otherwise  distributable  on one or more classes of  subordinate  securities  of the related series;

         (5)      if and to the extent described in the related prospectus  supplement,  to pay the master servicer,  a servicer,  a special  servicer or another  specified  entity  (including  a provider of credit  enhancement)  interest  accrued on the advances  described in clause
                  (2) above made by it and the servicing  expenses  described in clause (3) above incurred by it while these remain outstanding and unreimbursed;

         (6)      to  reimburse  the  master  servicer,  a  servicer,  the  depositor,  or  any  of  their respective  directors,  officers,  employees  and  agents,  as  the  case  may  be,  for expenses,  costs and liabilities  incurred thereby, as and to the extent described under
                  "The  Agreements—Certain  Matters  Regarding the Master  Servicer and the  Depositor" in
                  this prospectus;

         (7)      if and to the extent  described in the related  prospectus  supplement,  to pay the fees of the trustee;

         (8)      to reimburse the trustee or any of its  directors,  officers,  employees and agents,  as the case may be, for expenses,  costs and liabilities  incurred  thereby,  as and to the extent  described  under "The  Agreements—Some  Matters  Regarding  the Trustee" in this prospectus;

         (9)      to pay the master  servicer or the trustee,  as  additional  compensation,  interest and investment income earned in respect of amounts held in the Distribution Account;

         (10)     to pay  (generally  from related  income) the master  servicer,  a servicer or a special
                  servicer  for  costs  incurred  in  connection   with  the  operation,   management  and
                  maintenance of any mortgaged  property  acquired by the issuing entity by foreclosure or by deed in lieu of foreclosure;

         (11)     if one or more  elections  have  been  made to treat the  issuing  entity or  designated portions  thereof as a REMIC,  to pay any federal,  state or local taxes  imposed on the issuing  entity or its  assets or  transactions,  as and to the extent  described  under
                  "Federal  Income  Tax  Consequences—REMICS—Prohibited  Transactions  and Other  Possible
                  REMIC Taxes" in this prospectus;

         (12)     to pay for the cost of an  independent  appraiser or other expert in real estate matters retained  to  determine a fair sale price for a  defaulted  mortgage  loan or a property acquired in respect  thereof in connection  with the liquidation of the mortgage loan or property;

         (13)     to pay for the cost of various  opinions  of counsel  obtained  pursuant  to the related pooling and  servicing  agreement or the related  servicing  agreement and indenture for the benefit of the related securityholders;

         (14)     to pay to itself,  the depositor,  a Seller or any other appropriate  person all amounts received with respect to each mortgage loan  purchased,  repurchased or removed from the issuing entity pursuant to the terms of the related  pooling and servicing  agreement or the related  servicing  agreement and indenture and not required to be distributed as of the date on which the related purchase price is determined;

         (15)     to make any other withdrawals  permitted by the related pooling and servicing  agreement or  the  related  servicing  agreement  and  indenture  and  described  in  the  related prospectus supplement;

         (16)     to pay for costs and  expenses  incurred by the issuing  entity for  environmental  site assessments  performed  with  respect  to  multifamily  or  commercial  properties  that constitute  security for defaulted mortgage loans, and for any containment,  clean-up or remediation of hazardous wastes and materials present on that mortgaged  properties,  as described  under  "Servicing  of Mortgage  Loans—Realization  Upon or Sale of  Defaulted
                  Mortgage Loans" in this prospectus; and

         (17)     to clear and  terminate the  Distribution  Account upon the  termination  of the issuing entity.

Distributions

         Distributions  on the  securities  of each  series  will be made by or on behalf  of the  related trustee or  securities  administrator,  as  applicable,  on each  distribution  date as  specified  in the related  prospectus  supplement  from the available  funds for the series and the  distribution  date. The available funds for any series of securities and any  distribution  date will generally refer to the total of all  payments  or other  collections  (or  advances  in lieu  thereof)  on,  under or in respect of the mortgage  loans and/or  mortgage  securities and any other assets  included in the related  issuing entity that are available for  distribution  to the  securityholders  of the series on that date.  The particular components  of the  available  funds for any series on each  distribution  date will be more  specifically described in the related prospectus supplement.

         Distributions  on the securities of each series (other than the final  distribution in retirement of any  certificate)  will be made to the  persons in whose names the  securities  are  registered  on the
Record Date,  and the amount of each  distribution  will be determined as of the  Determination  Date. All distributions  with respect to each class of  securities  on each  distribution  date will be allocated in accordance with the holder's  Percentage  Interest in a particular class.  Payments will be made either by wire  transfer  in  immediately  available  funds to the  account of a  securityholder  at a bank or other entity having  appropriate  facilities  therefor,  if the securityholder has provided the trustee or other person  required to make the payments with wiring  instructions  no later than five business days prior to the  related  Record  Date or other date  specified  in the  related  prospectus  supplement  (and,  if so provided in the related  prospectus  supplement,  the  securityholder  holds  securities  in any requisite amount or denomination  specified therein),  or by check mailed to the address of the securityholder as it appears on the security  register;  provided,  however,  that the final  distribution in retirement of any class of securities  will be made only upon  presentation  and surrender of the securities at the location specified in the notice to securityholders of the final distribution.

Distributions of Interest and Principal on the Securities

         Each  class of  securities  of each  series,  other  than  Strip  Securities  and REMIC  Residual
Certificates  that have no security  interest  rate, may have a different per annum rate at which interest accrues on that class of securities,  which may be fixed,  variable or adjustable,  or any  combination of rates.  The related  prospectus  supplement  will specify the security  interest rate or, in the case of a variable or adjustable  security  interest rate, the method for  determining  the security  interest rate, for each class. The related  prospectus  supplement will specify whether interest on the securities of the series will be  calculated  on the basis of a 360-day  year  consisting  of twelve  30-day  months or on a different method.

         Distributions  of interest  in respect of the  securities  of any class,  other than any class of
Accrual  Securities,  Strip  Securities  or  REMIC  Residual  Certificates  that  is not  entitled  to any distributions of interest,  will be made on each  distribution  date based on the accrued interest for the class and the  distribution  date,  subject  to the  sufficiency  of the  portion of the  available  funds allocable  to the class on the  distribution  date.  Prior to the time  interest is  distributable  on any class of Accrual Securities,  the amount of accrued interest otherwise  distributable on the class will be added  to the  principal  balance  thereof  on each  distribution  date.  With  respect  to each  class of interest-bearing  securities,  accrued  interest for each  distribution  date will be equal to interest at the  applicable  security  interest  rate  accrued for a  specified  period  (generally  one month) on the outstanding  principal balance thereof  immediately prior to the distribution  date.  Accrued interest for each  distribution  date on Strip  Securities  entitled to  distributions  of interest  will be  similarly calculated  except  that it will  accrue on a notional  amount  that is based on either (1) the  principal balances of some or all of the mortgage  loans and/or  mortgage  securities in the related  issuing entity or (2) the principal  balances of one or more other  classes of  securities of the same series.  Reference to a notional  amount with  respect to a class of Strip  Securities  is solely for  convenience  in making calculations  of  accrued  interest  and does not  represent  the right to  receive  any  distribution  of principal.  If so specified in the related prospectus  supplement,  the amount of accrued interest that is otherwise  distributable  on (or, in the case of Accrual  Securities,  that may  otherwise be added to the principal  balance  of) one or more  classes of the  securities  of a series will be reduced to the extent that any Prepayment  Interest  Shortfalls,  as described under "Yield  Considerations" in this prospectus, exceed the  amount of any sums  (including,  if and to the  extent  specified  in the  related  prospectus supplement,  the master servicer's or applicable  servicer's  servicing  compensation) that are applied to offset the shortfalls.  The particular  manner in which the shortfalls will be allocated among some or all of the classes of securities of that series will be specified in the related  prospectus  supplement.  The related  prospectus  supplement will also describe the extent to which the amount of accrued interest that is otherwise  distributable on (or, in the case of Accrual Securities,  that may otherwise be added to the principal  balance  of)  a  class  of  offered  securities  may  be  reduced  as a  result  of  any  other contingencies,  including  delinquencies,  losses and  Deferred  Interest  on or in respect of the related mortgage loans or application of the Relief Act with respect to the mortgage  loans.  Any reduction in the amount of accrued  interest  otherwise  distributable on a class of securities by reason of the allocation to the class of a portion of any  Deferred  Interest on or in respect of the related  mortgage  loans will result in a corresponding increase in the principal balance of the class.

         As and to the extent described in the related prospectus  supplement,  distributions of principal with  respect  to a series of  securities  will be made on each  distribution  date to the  holders of the class or classes of securities of the series entitled  thereto until the principal  balance or balances of the  securities  have been reduced to zero.  In the case of a series of securities  which  includes two or more classes of securities,  the timing,  order, priority of payment or amount of distributions in respect of principal,  and any schedule or formula or other  provisions  applicable to the  determination  thereof
(including  distributions  among multiple classes of senior securities or subordinate  securities),  shall be as set forth in the related  prospectus  supplement.  Distributions of principal with respect to one or more  classes  of  securities  may be made at a rate that is faster  (and,  in some  cases,  substantially faster) than the rate at which  payments or other  collections  of principal  are received on the mortgage loans and/or mortgage  securities in the related issuing entity,  may not commence until the occurrence of events such as the  retirement of one or more other  classes of  securities of the same series,  or may be made at a rate that is slower (and, in some cases,  substantially  slower) than the rate at which payments or other  collections  of principal  are received on the mortgage  loans and/or  mortgage  securities.  In addition,  distributions  of  principal  with respect to one or more  classes of  securities  may be made, subject to available funds,  based on a specified  principal  payment schedule and, with respect to one or more classes of  securities,  may be contingent on the specified  principal  payment  schedule for another class of the same  series  and the rate at which  payments  and  other  collections  of  principal  on the mortgage loans and/or mortgage securities in the related issuing entity are received.

Pre-Funding Account

         If so specified in the related  prospectus  supplement,  the pooling and  servicing  agreement or other  agreement may provide for the transfer by the Sellers of additional  mortgage  loans to the related issuing entity after the Closing Date.  The  additional  mortgage loans will be required to conform to the requirements  set forth in the related pooling and servicing  agreement or other  agreement  providing for the transfer,  and will be underwritten to the same standards as the mortgage loans initially  included in the issuing  entity as  described in the  prospectus  supplement.  As specified in the related  prospectus supplement,  the transfer may be funded by the  establishment  of a pre-funding  account  established with the trustee.  If a  pre-funding  account is  established,  all or a portion of the proceeds of the sale of one or more classes of  securities  of the related  series will be deposited in the account to be released as additional  mortgage loans are transferred.  A pre-funding account will be required to be maintained as an Eligible Account,  the amounts therein may be required to be invested in Permitted  Investments and the amount  held  therein  shall  at no  time  exceed  50% of the  proceeds  of the  offering  of the  related securities.  The related pooling and servicing  agreement or other agreement providing for the transfer of additional  mortgage  loans  generally  will  provide that the  transfers  must be made within up to three months  (with  respect  to any  series of  certificates)  or up to,  but not in excess  of, one year (with respect to any series of notes) after the Closing  Date,  and that amounts set aside to fund the transfers
(whether in a pre-funding  account or  otherwise)  and not so applied  within the required  period of time will be  deemed to be  principal  prepayments  and  applied  in the  manner  set  forth in the  prospectus supplement.  To the extent amounts in any  pre-funding  account have not been used to purchase  additional mortgage  loans,  holders of the securities may receive an additional  prepayment,  which may affect their yield to maturity.  In addition,  securityholders  may not be able to reinvest  amounts  received from any pre-funding account in comparable securities, or may only be able to do so at a lower interest rate.

Distributions on the Securities in Respect of Prepayment Premiums

         Prepayment  premiums will  generally be retained by the master  servicer,  a servicer,  or by the
Seller  as  additional  compensation.  However,  if so  provided  in the  related  prospectus  supplement, prepayment  premiums  received on or in connection  with the mortgage loans or mortgage  securities in any issuing  entity will be distributed  on each  distribution  date to the holders of the class or classes of securities of the related  series  entitled  thereto in accordance  with the  provisions  described in the prospectus supplement.

Allocation of Losses and Shortfalls

         The amount of any losses or  shortfalls  in  collections  on the mortgage  loans and/or  mortgage securities  in any issuing  entity (to the extent not  covered or offset by draws on any  reserve  fund or under any instrument of credit  enhancement or applied  against  overcollateralization)  will be allocated among the respective  classes of securities of the related series in the priority and manner,  and subject to the  limitations,  specified  in  the  related  prospectus  supplement.  As  described  in the  related prospectus  supplement,  these allocations may result in reductions in the entitlements to interest and/or principal  balances of one or more classes of securities,  or may be effected  simply by a  prioritization of payments among classes of securities.

Advances

         If and to  the  extent  provided  in  the  related  prospectus  supplement,  and  subject  to any limitations  specified therein,  the related master servicer or any servicer will be obligated to advance, or have the option of advancing,  on or before each  distribution  date, from its own funds or from excess funds held in the related Master  Servicer  Collection  Account or Protected  Account that are not part of the available funds for the related series of securities for that  distribution  date, an amount up to the aggregate of any scheduled payments of interest (and, if specified in the related  prospectus  supplement, principal) on the mortgage loans that were  delinquent  on, or not received by, the related  Determination
Date (or such other date  specified in the Agreement,  but in any event prior to the related  distribution date).  No notice will be given to the  certificateholders  of these  advances.  Advances  are intended to maintain a regular flow of scheduled  interest and  principal  payments to holders of the class or classes of securities  entitled  thereto,  rather than to guarantee or insure  against  losses.  Accordingly,  all advances made from the master  servicer's or a servicer's  own funds will be  reimbursable  out of related recoveries  on the  mortgage  loans  (including,  to the extent  described in the  prospectus  supplement, amounts received under any fund or instrument  constituting credit enhancement)  respecting which advances were  made  and  other  specific  sources  as may be  identified  in the  related  prospectus  supplement, including amounts which would otherwise be payable to the offered  securities.  No Nonrecoverable  Advance will be required to be made by the master  servicer or a  servicer;  and, if  previously  made by a master servicer or a servicer,  a  Nonrecoverable  Advance will be  reimbursable  from any amounts in the related
Master  Servicer  Collection  Account or Protected  Account prior to any  distributions  being made to the related  series of  securityholders.  If advances  have been made from excess  funds in a Master  Servicer
Collection  Account,  the master  servicer  will be required  to replace the funds in such  account on any future  distribution  date to the extent that funds then in such account are  insufficient  to permit full distributions to securityholders on that date. If so specified in the related prospectus  supplement,  the obligation of a master  servicer or a servicer to make  advances may be secured by a cash advance  reserve fund or a surety bond. If applicable,  information  regarding the  characteristics of, and the identity of any  obligor on, a surety  bond,  will be set forth in the related  prospectus  supplement.  If any person other than the master  servicer  has any  obligation  to make  advances as  described  above,  the related prospectus  supplement  will  identify  the  person.  If and to the  extent  so  provided  in the  related prospectus  supplement,  any entity making  advances will be entitled to receive  interest on the advances for the period that the advances are outstanding at the rate specified in the prospectus  supplement,  and the entity  will be entitled to payment of the  interest  periodically  from  general  collections  on the mortgage  loans in the related  issuing  entity  prior to any payment to  securityholders  or as otherwise provided in the related  pooling and  servicing  agreement or  servicing  agreement  and  described in the prospectus  supplement.  As specified in the related  prospectus  supplement with respect to any series of securities as to which the issuing entity includes  mortgage  securities,  the advancing  obligations with respect to the  underlying  mortgage  loans will be pursuant to the terms of the mortgage  securities,  as may be  supplemented  by the  terms of the  applicable  pooling  and  servicing  agreements  or  servicing agreements for such mortgage securities, and may differ from the provisions described above.

Modifications

         In  instances  in which a mortgage  loan is in default or if default is  reasonably  foreseeable, and if determined by the master  servicer to be in the best  interest of the  securityholders,  the master servicer or servicer may permit  servicing  modifications of the mortgage loan rather than proceeding with
foreclosure.   However,   the  master   servicer's  and  the  servicer's   ability  to  perform  servicing
modifications will be subject to some limitations, including but not limited to the following:

         o        Advances  and other  amounts  may be added to the  outstanding  principal  balance  of a mortgage loan only once during the life of a mortgage loan.

         o        Any  amounts  added to the  principal  balance  of the  mortgage  loan,  or  capitalized amounts  added to the mortgage  loan,  will be required to be fully  amortized  over the remaining term of the mortgage loan.

         o        All  capitalizations  are to be implemented in accordance  with the sponsor's  standards and may be  implemented  only  by  servicers  that  have  been  approved  by the  master servicer for that purpose.

         o        The final  maturity of any mortgage loan shall not be extended  beyond the assumed final distribution date.

         o        No  servicing  modification  with  respect  to a  mortgage  loan will have the effect of reducing the mortgage  rate below one half of the mortgage  rate as in effect on the cut off date, but not less than the servicing fee rate.

         Any  advances  made on any  mortgage  loan will be  reduced  to  reflect  any  related  servicing modifications  previously  made.  The mortgage  rate and Net Mortgage Rate as to any mortgage loan will be deemed  not  reduced  by any  servicing  modification,  so that the  calculation  of  accrued  certificate interest  (as  defined  in the  prospectus  supplement)  payable  on the  offered  securities  will not be affected by the servicing modification.

Reports to Securityholders

         With each  distribution  to  securityholders  of a particular  class of offered  securities,  the related master  servicer,  trustee or other specified  person will make available to each holder of record of the class of securities a monthly  statement or statements  with respect to the related  issuing entity setting  forth the  information  specifically  described  in the  related  prospectus  supplement  and the related pooling and servicing agreement or the related servicing agreement or indenture.

         In addition,  within a reasonable  period of time after the end of each calendar year, the master servicer,  trustee or securities  administrator,  as  applicable,  will furnish a report to each holder of record of a class of offered  securities  at any time during the calendar year or, in the event the person was a  holder  of  record  of a class of  securities  during  a  portion  of the  calendar  year,  for the applicable  portion of the year.  Reports,  whether  monthly or annual,  will be transmitted in the method described  in the  related  prospectus  supplement  to the  holder of  record  of the class of  securities contemporaneously  with the distribution on that particular  class. In addition,  the monthly reports will be posted on a website as described below under "Available  Information" and "Reports to  Securityholders"
in this prospectus.

                                    DESCRIPTION OF CREDIT ENHANCEMENT

General

         As set  forth  below and in the  applicable  prospectus  supplement,  credit  enhancement  may be provided by one or more of a financial  guaranty  insurance  policy, a special hazard insurance  policy, a mortgage  pool  insurance  policy or a letter of  credit.  In  addition,  if  provided  in the  applicable prospectus  supplement,  in lieu of or in addition  to any or all of the  foregoing  arrangements,  credit enhancement  may be in the  form of a  reserve  fund to cover  the  losses,  subordination  of one or more classes of  subordinate  securities  for the  benefit  of one or more  classes  of senior  securities,  of cross-collateralization  or  overcollateralization,  or a combination of the foregoing. The credit support may be provided by an assignment of the right to receive  specified  cash amounts,  a deposit of cash into a reserve fund or other pledged  assets,  or by guarantees  provided by a third-party  or any  combination thereof  identified in the applicable  prospectus  supplement.  Each component will have  limitations  and will provide coverage with respect to Realized Losses on the related  mortgage loans.  Credit support will cover  Defaulted  Mortgage  Losses,  but  coverage may be limited or  unavailable  with respect to Special
Hazard Losses,  Fraud Losses,  Bankruptcy Losses and  Extraordinary  Losses. To the extent that the credit support for the offered  securities of any series is exhausted,  the holders thereof will bear all further risk of loss.

         The amounts and types of credit  enhancement  arrangements as well as the providers  thereof,  if applicable,  with  respect to the  offered  securities  of each  series  will be set forth in the  related prospectus  supplement.  To the extent  provided in the applicable  prospectus  supplement and the pooling and servicing agreement or indenture,  the credit enhancement  arrangements may be periodically  modified, reduced and substituted  for based on the aggregate  outstanding  principal  balance of the mortgage loans covered  thereby  or the  principal  amount or  interest  due on one or more  classes of  securities.  See
"Description of Credit  Enhancement—Reduction  or Substitution of Credit  Enhancement" in this prospectus.
If specified  in the  applicable  prospectus  supplement,  the  coverage  provided by one or more forms of external  credit  support (for example,  financial  guaranty  insurance or other  insurance  policies) may apply concurrently to one or more related loan groups. If applicable,  the related  prospectus  supplement will identify the loan groups to which the external  credit support  relates and the manner of determining the amount of the coverage provided and the application of the coverage to the identified loan groups.

         In general,  references  to  "mortgage  loans"  under this  "Description  of Credit  Enhancement"
section are to mortgage loans in a issuing entity.  However,  if so provided in the prospectus  supplement for a series of  securities,  any mortgage  securities  included in the related  issuing entity and/or the related  underlying  mortgage loans may be covered by one or more of the types of credit support described in this prospectus.  The related  prospectus  supplement will specify,  as to each form of credit support, the  information  indicated  below with respect  thereto,  to the extent the  information  is material and available.

Subordinate Securities

         If so specified in the related  prospectus  supplement,  one or more classes of  securities  of a series may be subordinate  securities.  Subordinate  securities may be offered  securities.  To the extent specified in the related  prospectus  supplement,  the rights of the holders of subordinate  securities to receive  distributions from the Distribution  Account on any distribution date will be subordinated to the corresponding  rights of the holders of senior  securities.  In  addition,  as provided in the  prospectus supplement,  losses or shortfalls  will be allocated to subordinate  securities  before they are allocated to more senior  securities.  If so provided in the related prospectus  supplement,  the subordination of a class may apply  only in the  event of (or may be  limited  to) some  types of losses or  shortfalls.  The
related  prospectus   supplement  will  set  forth  information   concerning  the  manner  and  amount  of
subordination  provided by a class or classes of subordinate  securities in a series and the circumstances under which the subordination will be available.

Cross-Collateralization

         If the  mortgage  loans  and/or  mortgage  securities  in any  issuing  entity are  divided  into separate groups,  each supporting a separate class or classes of securities of the related series,  credit enhancement may be provided by  cross-collateralization  support  provisions  requiring that distributions be made on  senior  securities  evidencing  interests  in one  group of  mortgage  loans  and/or  mortgage securities prior to distributions on subordinate  securities  evidencing interests in a different group of mortgage loans and/or  mortgage  securities  within the issuing  entity.  The prospectus  supplement for a series that  includes a  cross-collateralization  provision  will describe the manner and  conditions  for applying the provisions.

Overcollateralization

         If so  specified  in the related  prospectus  supplement,  interest  collections  on the mortgage loans may exceed  interest  payments on the offered  securities  for the related  distribution  date.  The excess  interest  may be  deposited  into a reserve  fund or  applied  as a payment  of  principal  on the securities.  To the extent excess interest is applied as principal payments on the securities,  the effect will be to reduce the  principal  balance of the  securities  relative to the  outstanding  balance of the mortgage loans, thereby creating  overcollateralization  and additional protection to the securityholders, as specified in the related prospectus  supplement.  If so provided in the related prospectus  supplement, overcollateralization  may also be provided as to any series of  securities  by the issuance of securities in an  initial  aggregate  principal  amount  which is less  than the  aggregate  principal  amount of the related mortgage loans.

Financial Guaranty Insurance Policy

         If so specified in the related prospectus  supplement,  a financial guaranty insurance policy may be obtained and maintained  for a class or series of  securities.  The insurer with respect to a financial guaranty insurance policy will be described in the related prospectus supplement.

         A financial  guaranty  insurance policy will be unconditional  and irrevocable and will guarantee to holders of the  applicable  securities  that an amount  equal to the full amount of payments due to the holders  will be  received  by the  trustee  or its agent on behalf of the  holders  for  payment  on each distribution  date. The specific  terms of any financial  guaranty  insurance  policy will be set forth in the related  prospectus  supplement.  A  financial  guaranty  insurance  policy may have  limitations  and generally  will not  insure  the  obligation  of the  Sellers  or the master  servicer  to  repurchase  or substitute  for a defective  mortgage loan,  will not insure  Prepayment  Interest  Shortfalls or interest shortfalls  due to the  application  of the  Relief  Act and  will  not  guarantee  any  specific  rate of principal  payments.  The  insurer  will be  subrogated  to the  rights of each  holder to the  extent the insurer makes payments under the financial guaranty insurance policy.

Mortgage Pool Insurance Policies

         Any mortgage  pool  insurance  policy  obtained by the  depositor  for an issuing  entity will be issued by the insurer named in the applicable prospectus  supplement.  Each mortgage pool insurance policy will cover  Defaulted  Mortgage  Losses in an amount  equal to a percentage  specified  in the  applicable prospectus  supplement of the aggregate  principal  balance of the mortgage  loans on the cut-off date, or will cover a portion of  Defaulted  Mortgage  Losses on any mortgage up to a specified  percentage  of the
Value of that mortgage loan. As set forth under  "Maintenance of Credit  Enhancement" in this  prospectus, the master  servicer will use  reasonable  efforts to maintain,  or cause the  servicers to maintain,  any mortgage pool insurance  policy and to present claims  thereunder to the insurer on behalf of itself,  the related trustee and the related  securityholders.  The mortgage pool insurance policies,  however, are not blanket policies against loss, since claims  thereunder may only be made respecting  particular  defaulted mortgage  loans  and only  upon  satisfaction  of the  terms of the  related  policy.  Any  exceptions  to coverage  will be  described  in the  related  prospectus  supplement.  Unless  specified  in the  related prospectus  supplement,  the mortgage pool insurance policies may not cover losses due to a failure to pay or denial of a claim under a Primary Insurance Policy, irrespective of the reason therefor.

Letter of Credit

         If any  component  of  credit  enhancement  as to the  offered  securities  of a series  is to be provided  by a letter of credit,  a bank will  deliver to the  related  trustee an  irrevocable  letter of credit.  The letter of credit may provide  direct  coverage with respect to the mortgage  loans.  The bank that  delivered  the letter of credit,  as well as the amount  available  under the letter of credit  with respect  to  each  component  of  credit  enhancement,  will be  specified  in the  applicable  prospectus supplement.  If so specified in the related prospectus  supplement,  the letter of credit may permit draws only in the event of certain  types of losses and  shortfalls.  The letter of credit may also  provide for the payment of required  advances  which the master  servicer or any  servicer  fails to make.  The amount available  under the letter of credit  will,  in all cases,  be reduced to the extent of any  unreimbursed payments  thereunder and may otherwise be reduced as described in the related prospectus  supplement.  The letter of credit  will  expire on the  expiration  date set forth in the  related  prospectus  supplement, unless earlier terminated or extended in accordance with its terms.

Special Hazard Insurance Policies

         Any special hazard  insurance  policy  covering  Special Hazard Losses  obtained by the depositor for an issuing entity will be issued by the insurer named in the applicable  prospectus  supplement.  Each special hazard  insurance  policy will,  subject to limitations  described  below,  protect holders of the related series of securities from Special Hazard Losses.  See "Description of Primary Mortgage  Insurance,
Hazard Insurance;  Claims Thereunder" in this prospectus.  However, a special hazard insurance policy will not cover losses  occasioned by war, civil  insurrection,  some  governmental  actions,  errors in design,
faulty  workmanship  or  materials  (except  under  some   circumstances),   nuclear  reaction,   chemical
contamination,  waste by the mortgagor and other risks.  Aggregate claims under a special hazard insurance policy will be limited to the amount set forth in the related  prospectus  supplement  and will be subject to reduction as described in the related prospectus supplement.

         Subject to the  foregoing  limitations,  a special  hazard  insurance  policy will provide  that, where there has been  damage to  property  securing a  foreclosed  mortgage  loan (title to which has been acquired by the  insured)  and to the extent the damage is not covered by the hazard  insurance  policy or flood insurance  policy, if any,  maintained by the mortgagor or the master servicer,  special servicer or the  servicer,  the insurer will pay the lesser of (1) the cost of repair or  replacement  of the property or (2) upon  transfer of the property to the insurer,  the unpaid  principal  balance of the mortgage loan at the time of acquisition of the property by  foreclosure  or deed in lieu of  foreclosure,  plus accrued interest  at the  mortgage  rate to the date of claim  settlement  and  expenses  incurred  by the  master servicer,  special servicer or servicer with respect to the property.  If the property is transferred to a third party in a sale approved by the issuer of the special hazard insurance  policy,  the amount that the issuer  will pay will be the  amount  under  (2)  above  reduced  by the net  proceeds  of the sale of the property.  No claim may be validly  presented  under the special  hazard  insurance  policy  unless hazard insurance  on the  property  securing  a  defaulted  mortgage  loan  has  been  kept in  force  and  other reimbursable  protection,  preservation  and  foreclosure  expenses  have been paid (all of which  must be approved  in  advance by the issuer of the  special  hazard  insurance  policy).  If the unpaid  principal balance plus accrued  interest and expenses is paid by the insurer,  the amount of further  coverage under the related  special  hazard  insurance  policy will be reduced by that amount less any net proceeds  from the sale of the  property.  Any amount  paid as the cost of repair of the  property  will  further  reduce coverage by that amount.  Restoration  of the property  with the proceeds  described  under (1) above will satisfy the condition  under each mortgage pool  insurance  policy that the property be restored  before a claim under the mortgage  pool  insurance  policy may be validly  presented  with respect to the defaulted mortgage loan secured by the property.  The payment described under (2) above will render  presentation of a claim in respect of the mortgage loan under the related  mortgage  pool  insurance  policy  unnecessary.
Therefore,  so long as a mortgage  pool  insurance  policy  remains in effect,  the payment by the insurer under a special hazard insurance  policy of the cost of repair or of the unpaid  principal  balance of the related  mortgage  loan plus accrued  interest and expenses will not affect the total  Insurance  Proceeds paid to  securityholders,  but will affect the relative  amounts of coverage  remaining  under the related special hazard insurance policy and mortgage pool insurance policy.

         As and to the extent set forth in the applicable  prospectus  supplement,  coverage in respect of
Special  Hazard  Losses for a series of  securities  may be  provided,  in whole or in part,  by a type of instrument  other than a special hazard  insurance  policy or by means of a special hazard  representation of the Seller or the depositor.

Reserve Funds

         If so provided in the related  prospectus  supplement,  the depositor will deposit or cause to be deposited in a reserve fund any combination of cash, one or more  irrevocable  letters of credit or one or more Permitted  Investments in specified  amounts,  or any other  instrument  satisfactory to the relevant
Rating Agency or Agencies,  which will be applied and  maintained  in the manner and under the  conditions specified in the prospectus  supplement.  In the alternative or in addition to the deposit,  to the extent described in the related prospectus  supplement,  a reserve fund may be funded through  application of all or a portion of amounts  otherwise  payable  on any  related  subordinate  securities,  from the  retained interest of the  depositor or  otherwise.  To the extent that the funding of the reserve fund is dependent on amounts otherwise  payable on related  subordinate  securities,  any retained interest of the depositor or other cash flows  attributable to the related mortgage loans or reinvestment  income,  the reserve fund may provide less coverage than initially  expected if the cash flows or  reinvestment  income on which the funding is dependent  are lower than  anticipated.  In addition,  with respect to any series of securities as to which credit  enhancement  includes a letter of credit,  if so  specified in the related  prospectus supplement,  if specified  conditions  are met, the remaining  amount of the letter of credit may be drawn by the  trustee  and  deposited  in a reserve  fund.  Amounts  in a  reserve  fund may be  distributed  to securityholders,  or applied to reimburse the master servicer or a servicer for outstanding  advances,  or may be used for other  purposes,  in the manner  and to the extent  specified  in the  related  prospectus supplement.  The  related  prospectus  supplement  will  disclose  whether a  reserve  fund is part of the related  issuing entity.  If set forth in the related  prospectus  supplement,  a reserve fund may provide coverage to more than one series of securities.

         In connection  with the  establishment  of any reserve fund,  the reserve fund will be structured so that the trustee  will have a perfected  security  interest for the benefit of the  securityholders  in the assets in the reserve fund.  However,  to the extent that the depositor,  any affiliate thereof or any other  entity has an  interest  in any  reserve  fund,  in the event of the  bankruptcy,  receivership  or insolvency of that entity,  there could be delays in withdrawals  from the reserve fund and  corresponding payments  to the  securityholders  which  could  adversely  affect the yield to  investors  on the related securities.

         Amounts  deposited  in any reserve  fund for a series will be invested in  Permitted  Investments by, or at the  direction  of, and for the benefit of the master  servicer or any other person named in the related prospectus supplement.

Cash Flow Agreements

         If so provided in the related  prospectus  supplement,  the issuing entity may include guaranteed investment  contracts pursuant to which moneys held in the funds and accounts  established for the related series will be invested at a specified  rate. The principal terms of a guaranteed  investment  contract or other  cash  flow  agreement,  and the  identity  of the  obligor,  will be  described  in the  prospectus supplement for a series of notes.

Maintenance of Credit Enhancement

         To the  extent  that  the  applicable  prospectus  supplement  does  not  expressly  provide  for alternative  credit enhancement  arrangements in lieu of some or all of the arrangements  mentioned below, the following paragraphs shall apply.

         If a  financial  guaranty  insurance  policy  has  been  obtained  for  one or  more  classes  of securities  of a series,  the  trustee  will be  obligated  to  exercise  reasonable  efforts  to keep the financial  guaranty  insurance  policy in full  force and  effect  throughout  the term of the  applicable pooling  and  servicing  agreement  or  servicing  agreement,  until the  specified  class or  classes  of securities  have been paid in full,  unless  coverage  thereunder  has been exhausted  through  payment of claims, or until the financial  guaranty  insurance policy is replaced in accordance with the terms of the applicable  pooling and servicing  agreement or servicing  agreement.  The trustee will agree to remit the premiums for each  financial  guaranty  insurance  policy,  from  available  funds of the related  issuing entity,  in  accordance  with the  provisions  and  priorities  set forth in the  applicable  pooling  and servicing  agreement or servicing  agreement,  on a timely basis.  In the event the insurer ceases to be a qualified insurer as described in the related prospectus  supplement,  or fails to make a required payment under the related  financial  guaranty  insurance  policy,  neither the trustee nor any other  person will have any  obligation  to replace the insurer.  Any losses  associated  with any reduction or withdrawal in rating by an applicable Rating Agency shall be borne by the related securityholders.

         If a mortgage  pool  insurance  policy has been  obtained for some or all of the  mortgage  loans related to a series of securities,  the master servicer will be obligated to exercise  reasonable  efforts to keep the mortgage  pool  insurance  policy (or an alternate  form of credit  support) in full force and effect  throughout the term of the applicable  pooling and servicing  agreement or servicing  agreement to the extent  provided in the  related  prospectus  supplement.  The master  servicer  will agree to pay the premiums for each mortgage pool insurance  policy on a timely basis.  In the event the pool insurer ceases to be a qualified  insurer  because it ceases to be qualified by law to transact pool  insurance  business or coverage is terminated for any reason other than  exhaustion of the coverage,  the master servicer will use  reasonable  efforts  to  obtain  from  another  qualified  insurer  a  replacement  insurance  policy comparable to the mortgage  pool  insurance  policy with a total  coverage  equal to the then  outstanding coverage of the mortgage pool insurance  policy,  provided that, if the cost of the replacement  policy is greater than the cost of the mortgage  pool  insurance  policy,  the  coverage of the  replacement  policy will,  unless otherwise agreed to by the depositor,  be reduced to a level such that its premium rate does not exceed the premium rate on the mortgage pool insurance policy.

         If a letter of credit or alternate  form of credit  enhancement  has been  obtained for a series, the trustee  will be obligated to exercise  reasonable  efforts  cause to be kept or to keep the letter of credit (or an  alternate  form of credit  support)  in full force and  effect  throughout  the term of the applicable  pooling and servicing  agreement or indenture,  unless coverage  thereunder has been exhausted through  payment of claims or  otherwise,  or  substitution  therefor  is made as  described  below  under
"—Reduction  or  Substitution  of  Credit  Enhancement."  Unless  otherwise  specified  in the  applicable prospectus  supplement,  if a letter of credit  obtained for a series of securities is scheduled to expire prior to the date the final  distribution  on the  securities  is made and  coverage  under the  letter of credit  has not been  exhausted  and no  substitution  has  occurred,  the  trustee  will draw the  amount available under the letter of credit and maintain the amount in trust for the securityholders.

         If a special  hazard  insurance  policy has been  obtained  for the mortgage  loans  related to a series of  securities,  the master  servicer  will also be  obligated  to exercise  reasonable  efforts to maintain and keep the policy in full force and effect  throughout the term of the  applicable  pooling and servicing  agreement or  servicing  agreement,  unless  coverage  thereunder  has been  exhausted  through payment of claims or otherwise or substitution  therefor is made as described  below under  "—Reduction or
Substitution  of Credit  Enhancement."  If coverage for Special  Hazard Losses takes the form of a special hazard  insurance  policy,  the policy will provide  coverage  against risks of the type described in this prospectus  under  "Description  of Credit  Enhancement—Special  Hazard  Insurance  Policies."  The master servicer may obtain a substitute  policy for the existing  special hazard insurance policy if prior to the substitution  the master  servicer  obtains written  confirmation  from the Rating Agency or Agencies that rated the related  securities that the substitution  shall not adversely  affect the then-current  ratings assigned to the securities by the Rating Agency or Agencies.

         The master  servicer,  on behalf of itself,  the trustee and  securityholders,  will  provide the trustee  information  required for the trustee to draw under the letter of credit and will present  claims to each pool  insurer,  to the  issuer of each  special  hazard  insurance  policy,  and,  in  respect  of defaulted  mortgage loans for which there is no servicer,  to each primary insurer and take any reasonable steps as are necessary to permit  recovery  under the letter of credit,  insurance  policies or comparable coverage  respecting  defaulted  mortgage  loans or mortgage  loans which are the subject of a  bankruptcy proceeding.  As set forth above,  all collections by the master servicer under any mortgage pool insurance policy or any Primary  Insurance Policy and, where the related  property has not been restored,  a special hazard insurance policy, are to be deposited in the related  Distribution  Account,  subject to withdrawal as  described  above.  All draws  under  any  letter of credit  are also to be  deposited  in the  related
Distribution  Account.  In those cases in which a mortgage  loan is serviced by a servicer,  the servicer, on behalf of itself, the trustee and the securityholders  will present claims to the primary insurer,  and all paid claims  shall  initially  be deposited  in a Protected  Account  prior to being  delivered to the master servicer for ultimate deposit to the related Distribution Account.

         If any property  securing a defaulted  mortgage  loan is damaged and  proceeds,  if any, from the related hazard  insurance  policy or any applicable  special hazard  insurance  policy are insufficient to restore the damaged  property to a condition  sufficient to permit  recovery under any financial  guaranty insurance  policy,  mortgage pool  insurance  policy,  letter of credit or any related  Primary  Insurance
Policy,  neither the master  servicer  nor any servicer is required to expend its own funds to restore the damaged  property unless it determines (1) that the restoration  will increase the proceeds to one or more classes  of  securityholders  on  liquidation  of the  mortgage  loan  after  reimbursement  of the master servicer  for its  expenses  and (2) that the  expenses  will be  recoverable  by it  through  liquidation
Proceeds or Insurance Proceeds.  If recovery under any financial guaranty insurance policy,  mortgage pool insurance  policy,  letter of credit or any related Primary  Insurance Policy is not available because the master  servicer  or a  servicer  has  been  unable  to  make  the  above  determinations,  has  made  the determinations  incorrectly  or recovery is not available for any other  reason,  the master  servicer and each servicer is  nevertheless  obligated to follow the normal  practices and  procedures  (subject to the preceding  sentence) as it deems  necessary or advisable to realize upon the  defaulted  mortgage loan and in the event the  determinations  have been incorrectly made, is entitled to reimbursement of its expenses in connection with the restoration.

Reduction or Substitution of Credit Enhancement

         The  amount  of  credit  support  provided  pursuant  to any form of  credit  enhancement  may be reduced.  In most cases, the amount available  pursuant to any form of credit  enhancement will be subject to periodic  reduction in accordance  with a schedule or formula on a  nondiscretionary  basis pursuant to the terms of the related pooling and servicing  agreement or indenture.  Additionally,  in most cases, the form of credit support (and any  replacements  therefor) may be replaced,  reduced or terminated,  and the formula used in  calculating  the amount of coverage with respect to  Bankruptcy  Losses,  Special  Hazard
Losses or Fraud  losses may be  changed,  without  the  consent of the  securityholders,  upon the written assurance  from each  applicable  Rating  Agency that its  then-current  rating of the  related  series of securities  will not be  adversely  affected.  Furthermore,  in the event  that the  credit  rating of any obligor  under any  applicable  credit  enhancement  is  downgraded,  the credit  rating or ratings of the related  series of  securities  may be  downgraded  to a  corresponding  level,  and,  neither  the master servicer nor any other person will be obligated to obtain  replacement  credit support in order to restore the rating or ratings of the related series of securities.  The master  servicer will also be permitted to replace the credit  support  with other credit  enhancement  instruments  issued by obligors  whose credit ratings are  equivalent to the  downgraded  level and in lower amounts which would satisfy the  downgraded level,  provided  that the  then-current  rating  or  ratings  of the  related  series of  securities  are maintained.  Where the credit  support is in the form of a reserve  fund,  a  permitted  reduction  in the amount of credit  enhancement  will  result in a release of all or a portion of the assets in the  reserve fund to the depositor,  the master  servicer or the other person that is entitled  thereto.  Any assets so released will not be available for distributions in future periods.

                          OTHER FINANCIAL OBLIGATIONS RELATED TO THE SECURITIES

Derivatives

         The  issuing  entity  may  include  one or more  derivative  instruments,  as  described  in this section.  All  derivative  instruments  included in any issuing  entity will be used only in a manner that reduces or alters  risk  resulting  from the  mortgage  loans or other  assets in the pool,  and only in a manner such that the return on the offered  securities  will be based  primarily on the performance of the mortgage  loans or other assets in the pool.  Derivative  instruments  may include 1) interest  rate swaps
(or caps,  floors and collars) and yield  supplement  agreements as described below, 2) currency swaps and
3) market  value  swaps that are  referenced  to the value of one or more of the  mortgage  loans or other assets included in the issuing entity or to a class of offered securities.

         An  interest  rate swap is an  agreement  between  two  parties to  exchange a stream of interest payments on an agreed  hypothetical  or  "notional"  principal  amount.  No principal  amount is exchanged between the  counterparties  to an interest rate swap. In a typical swap,  one party agrees to pay a fixed rate on a notional  principal  amount,  while the  counterparty  pays a floating rate based on one or more reference  interest rates including the London Interbank  Offered Rate, or LIBOR, a specified bank's prime rate or U.S.  Treasury Bill rates.  Interest rate swaps also permit  counterparties to exchange a floating rate  obligation  based upon one reference  interest rate,  such as LIBOR,  for a floating rate obligation based upon another  referenced  interest  rate,  such as U.S.  Treasury Bill rates.  An interest rate cap, collar or floor is an agreement where the counterparty  agrees to make payments  representing  interest on a notional  principal amount when a specified  reference  interest rate is above a strike rate, outside of a range of strike rates,  or below a strike rate as specified in the agreement,  generally in exchange for a fixed amount paid to the  counterparty  at the time the  agreement is entered  into. A yield  supplement agreement is a type of cap agreement, and is substantially similar to a cap agreement as described above.

         The trustee,  securities  administrator  or supplemental  interest trust trustee on behalf of the related issuing entity may enter into interest rate swaps,  caps, floors and collars,  or yield supplement agreements,  to minimize the risk to securityholders  from adverse changes in interest rates or to provide supplemental  credit  support.  Cap  agreements  and yield  supplement  agreements  may be entered into to supplement  the interest rate or other rates  available to make  interest  payments on one or more classes of the securities of any series.

         A market  value swap might be used in a structure  where the pooled  assets are hybrid  ARMs,  or mortgage  loans that  provide for a fixed rate period and then convert by their terms to  adjustable  rate loans.  Such a structure  might  provide  that at a specified  date near the end of the fixed rate period, the investors  must tender their  securities to the trustee who will then transfer the securities to other investors  in a  mandatory  auction  procedure.  The  market  value swap would  ensure  that the  original investors  would  receive at least par at the time of tender,  by covering any  shortfall  between par and the then current market value of their securities.

         In a market value swap,  five business days prior to the mandatory  auction date set forth in the prospectus  supplement,  the auction administrator will auction the classes of certificates referred to in the  prospectus  supplement  as the  mandatory  auction  certificates  then  outstanding,  to third  party investors.  On the mandatory  auction date, the mandatory  auction  certificates  will be transferred,  as described in the prospectus  supplement,  to third party investors,  and holders of the mandatory  auction certificates  will be  entitled  to receive  the current  principal  amount of those  certificates,  after application  of all  principal  distributions  and realized  losses on the mandatory  auction  date,  plus accrued interest on such classes at the related  pass-through  rate from the first day of the month of the mandatory auction, up to but excluding the mandatory auction date.

         The auction  administrator will enter into a market value swap with a swap counterparty  pursuant to which the swap  counterparty  will agree to pay the excess,  if any, of the current principal amount of the mandatory auction certificates,  after application of all principal  distributions and realized losses on such  distribution  date, plus,  accrued  interest as described above,  over the amount received in the auction.  The  transfer in the  auction  will not occur in the event that the swap  counterparty  fails to pay any amounts payable under the market value swap.

         In the event that all or a portion of a class of the mandatory  auction  certificates is not sold in the  auction,  the swap  counterparty  will make no  payment  with  respect  to such  class or  portion thereof,  and the  holders  thereof  will not be able to  transfer  those  certificates  on the  mandatory auction  date as a result of the  auction.  However,  the  auction  administrator  will repeat the auction procedure  each month  thereafter  until a bid has been received for each class or portion  thereof.  Upon receipt of a bid, the swap counterparty will make the payment described above if required.

         Any  derivative  contracts  will be  documented  based upon the  standard  forms  provided by the
International  Swaps and  Derivatives  Association,  or ISDA.  These  forms  generally  consist of an ISDA master  agreement,  a schedule to the master  agreement,  and a  confirmation,  although in some cases the schedule and  confirmation  will be combined in a single  document and the standard ISDA master  agreement will be  incorporated  therein by  reference.  Standard  ISDA  definitions  also will be  incorporated  by reference.  Each confirmation  will provide for payments to be made by the derivative  counterparty to the issuing entity,  and in some cases by the issuing entity to the derivative  counterparty,  generally based upon specified  notional  amounts and upon differences  between  specified  interest rates or values.  For example,  the  confirmation  for an interest rate cap agreement  will contain a schedule of fixed interest rates,  generally  referred to as strike rates, and a schedule of notional amounts,  for each distribution date during the term of the interest rate cap agreement.  The  confirmation  also will specify a reference rate,  generally a floating or adjustable  interest  rate,  and will provide that payments will be made by the  derivative  counterparty  to the issuing  entity on each  distribution  date,  based on the  notional amount for that  distribution  date and the  excess,  if any,  of the  specified  reference  rate over the strike rate for that distribution date.

         In the  event  of the  withdrawal  of the  credit  rating  of a  derivative  counterparty  or the downgrade of such credit rating below levels  specified in the derivative  contract  (where the derivative contract  is  relevant to the ratings of the  offered  securities,  such levels  generally  are set by the rating  agencies  rating the offered  securities),  the  derivative  counterparty  may be required to post collateral  for the  performance of its  obligations  under the  derivative  contract,  or to take certain other  measures  intended  to assure  performance  of those  obligations.  Posting of  collateral  will be documented using the ISDA Credit Support Annex.

         There can be no assurance the trustee,  securities  administrator or supplemental  interest trust trustee will be able to enter into  derivatives  at any specific  time or at prices or on other terms that are  advantageous.  In addition,  although the terms of the derivatives may provide for termination  under various  circumstances,  there can be no assurance that the trustee will be able to terminate a derivative when it would be economically advantageous to the issuing entity to do so.

Purchase Obligations

         Some types of issuing  entity assets and some classes of  securities of any series,  as specified in the  related  prospectus  supplement,  may be  subject  to a  purchase  obligation  that  would  become applicable on one or more specified dates, or upon the occurrence of one or more specified  events,  or on demand made by or on behalf of the applicable  securityholders.  A purchase  obligation may be in the form of a conditional or unconditional purchase commitment,  liquidity facility,  maturity guaranty, put option or demand  feature.  The terms and conditions of each purchase  obligation,  including the purchase price, timing and payment  procedure,  will be described in the accompanying  prospectus  supplement.  A purchase obligation  relating to issuing  entity assets may apply to those issuing  entity assets or to the related securities.  Each purchase  obligation may be a secured or unsecured  obligation of the provider  thereof, which  may  include  a bank  or  other  financial  institution  or an  insurance  company.  Each  purchase obligation  will be evidenced by an instrument  delivered to the trustee for the benefit of the applicable securityholders  of the related  series.  As specified in the  accompanying  prospectus  supplement,  each purchase  obligation  relating  to issuing  entity  assets  will be payable  solely to the trustee for the benefit of the  securityholders  of the related series.  Other purchase  obligations may be payable to the trustee or directly to the holders of the securities to which that obligation relate.

                       DESCRIPTION OF PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE;
                                            CLAIMS THEREUNDER

General

         The  mortgaged  property  with respect to each  mortgage loan will be required to be covered by a hazard  insurance policy and, if required as described below, a Primary  Insurance  Policy.  The following is only a brief  description  of these  insurance  policies  and does not purport to summarize or describe all of the  provisions  of these  policies.  The  insurance  is subject to  underwriting  and  approval of individual mortgage loans by the respective insurers.

Primary Mortgage Insurance Policies

         In a  securitization  of single  family  loans,  single  family  loans  included  in the  related mortgage pool having a  Loan-to-Value  Ratio at origination of over 80% (or other  percentage as described in the  related  prospectus  supplement)  may be  required  by the  depositor  to be  covered by a Primary
Insurance  Policy.  The Primary  Insurance  Policy will insure against default on a mortgage loan as to at least the  principal  amount  thereof  exceeding  75% of the Value of the related  mortgaged  property (or other percentage as described in the related  prospectus  supplement) at origination of the mortgage loan, unless and until the  principal  balance of the mortgage  loan is reduced to a level that would  produce a
Loan-to-Value  Ratio  equal  to or less  than at  least  80% (or  other  percentage  as  described  in the prospectus  supplement).  This type of mortgage  loan will not be  considered  to be an  exception  to the foregoing  standard if no Primary  Insurance  Policy was obtained at origination but the mortgage loan has amortized to below the above  Loan-to-Value  Ratio percentage as of the applicable cut-off date.  Mortgage loans which are subject to negative  amortization  will only be covered by a Primary  Insurance  Policy if
the  coverage  was  so  required  upon  their  origination,   notwithstanding   that  subsequent  negative
amortization may cause the mortgage loan's  Loan-to-Value  Ratio,  based on the then-current  balance,  to
subsequently   exceed  the  limits  which  would  have  required  the  coverage  upon  their  origination.
Multifamily,  commercial  and  mixed-use  loans  will  not  be  covered  by a  Primary  Insurance  Policy, regardless of the related Loan-to-Value Ratio.

         While the terms and  conditions of the Primary  Insurance  Policies  issued by a primary  insurer will differ from those in Primary  Insurance  Policies  issued by other  primary  insurers,  each  Primary
Insurance Policy will in general cover the Primary  Insurance  Covered Loss. The primary insurer generally will be required to pay:

      o     the insured percentage of the Primary Insurance Covered Loss;

      o     the entire  amount of the  Primary  Insurance  Covered  Loss,  after  receipt  by the  primary insurer of good and merchantable title to, and possession of, the mortgaged property; or

      o     at the option of the primary  insurer,  the sum of the  delinquent  monthly  payments plus any advances made by the insured,  both to the date of the claim payment and, thereafter,  monthly payments in the amount that would have become due under the  mortgage  loan if it had not been discharged  plus any  advances  made by the  insured  until  the  earlier  of (1) the date the mortgage  loan would have been  discharged  in full if the default had not  occurred or (2) an approved sale.

         As  conditions  precedent to the filing or payment of a claim under a Primary  Insurance  Policy, in the event of default by the mortgagor, the insured will typically be required, among other things, to:

      o     advance or  discharge  (1) hazard  insurance  premiums  and (2) as  necessary  and approved in advance by the primary insurer,  real estate taxes,  protection and preservation  expenses and foreclosure and related costs;

      o     in the event of any physical  loss or damage to the  mortgaged  property,  have the  mortgaged property  restored to at least its  condition at the effective  date of the Primary  Insurance
            Policy (ordinary wear and tear excepted); and

      o     tender  to the  primary  insurer  good and  merchantable  title to,  and  possession  of,  the mortgaged property.

         For any single  family  loan for which the  coverage  is required  under the  standard  described above,  the master  servicer will  maintain,  or will cause each  servicer to maintain,  in full force and effect and to the extent  coverage  is  available  a Primary  Insurance  Policy with regard to each single family  loan,  provided  that the Primary  Insurance  Policy was in place as of the  cut-off  date and the depositor  had  knowledge  of the Primary  Insurance  Policy.  The master  servicer or the Seller will not cancel or refuse to renew a Primary  Insurance  Policy in effect at the time of the initial  issuance of a series of  securities  that is  required to be kept in force under the  applicable  pooling and  servicing agreement or indenture  unless the replacement  Primary  Insurance  Policy for the canceled or non-renewed policy is  maintained  with an insurer whose  claims-paying  ability is acceptable to the Rating Agency or
Agencies that rated the series of securities for mortgage  pass-through  certificates  or  mortgage-backed notes having a rating equal to or better than the highest  then-current  rating of any class of the series of  securities.  For  further  information  regarding  the  extent of  coverage  under any  mortgage  pool insurance  policy or primary  Insurance  Policy,  see  "Description  of Credit  Enhancement—Mortgage  Pool
insurance Policies" in this prospectus.

Hazard Insurance Policies

         The terms of the mortgage  loans  require each  mortgagor to maintain a hazard  insurance  policy for their mortgage loan.  Additionally,  the pooling and servicing  agreement or servicing  agreement will require the master  servicer to cause to be maintained  for each mortgage loan a hazard  insurance  policy providing  for no less than the  coverage of the  standard  form of fire  insurance  policy with  extended coverage  customary in the state in which the property is located.  The coverage  generally  will be in an amount equal to the lesser of the  principal  balance owing on the mortgage loan and 100% of the insurable value of the  improvements  securing the mortgage loan;  provided,  that in any case, such amount shall be sufficient  to prevent the mortgagor  and/or  mortgagee  from  becoming a  co-insurer.  The ability of the master servicer to ensure that hazard  insurance  proceeds are  appropriately  applied may be dependent on it, or the  servicer  of the  mortgage  loan,  being  named as an  additional  insured  under  any  hazard insurance  policy and under any flood  insurance  policy  referred  to below,  or upon the extent to which information in this regard is furnished to the master servicer by mortgagors or servicers.

         As set forth above,  all amounts  collected by the master servicer or a servicer under any hazard policy  (except  for  amounts to be applied to the  restoration  or repair of the  mortgaged  property  or released to the mortgagor in accordance with teamster  servicer's  normal  servicing  procedures)  will be deposited  in the  related  Distribution  Account.  The  pooling  and  servicing  agreement  or  servicing agreement  will provide that the master  servicer may satisfy its  obligation to cause hazard  policies to be  maintained  by  maintaining,  or causing a servicer to maintain,  a blanket  policy  insuring  against losses on the mortgage  loans.  If the blanket policy  contains a deductible  clause,  the master servicer will deposit, or will cause the applicable servicer to deposit,  in the related  Distribution  Account all sums which would have been deposited therein but for the clause.

         In general,  the standard form of fire and extended  coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning,  explosion,  smoke,  windstorm,  hail, riot,  strike and civil  commotion,  subject to the conditions  and  exclusions  specified in each policy.
Although the policies  relating to the mortgage  loans will be  underwritten  by different  insurers under different  state laws in accordance with different  applicable  state forms and therefore will not contain identical  terms and conditions,  the basic terms thereof are dictated by respective  state laws, and most of these  policies  typically  do not  cover  any  physical  damage  resulting  from the  following:  war, revolution,  governmental  actions,  floods and other  water-related  causes,  earth  movement  (including earthquakes,  landslides and mudflows),  nuclear reactions,  wet or dry rot, vermin,  rodents,  insects or domestic animals,  theft and,  depending on the case,  vandalism.  The foregoing list is merely indicative of the kinds of uninsured risks and is not intended to be all-inclusive.  Where the improvements  securing a mortgage  loan are  located in a  federally  designated  flood  area at the time of  origination  of the mortgage loan, the pooling and servicing  agreement or servicing  agreement  requires the master  servicer to cause to be maintained for this mortgage loan,  flood insurance (to the extent  available) in an amount equal in  general  to the  lesser  of the  amount  required  to  compensate  for any loss or  damage  on a replacement cost basis or the maximum insurance available under the federal flood insurance program.

         The  hazard  insurance   policies   covering  the  mortgaged   properties   typically  contain  a
co-insurance  clause which in effect  requires the insured at all times to carry  insurance of a specified percentage  (generally 80% to 90%) of the full  replacement  value of the  improvements on the property in order to  recover  the full  amount of any  partial  loss.  If the  insured's  coverage  falls  below this specified  percentage,  the clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (1) the  replacement  cost of the  improvements  damaged or  destroyed less physical  depreciation or (2) the proportion of the loss as the amount of insurance  carried bears to the specified percentage of the full replacement cost of the improvements.

         Since  the  amount  of  hazard  insurance  that  mortgagors  are  required  to  maintain  on  the improvements  securing the mortgage  loans may decline as the principal  balances of the related  mortgage loans  decrease,  and since  residential  properties  have  historically  appreciated  in value over time, hazard  insurance  proceeds could be insufficient to restore fully the damaged  property in the event of a partial  loss.  See  "Description  of  Credit  Enhancement—Special  Hazard  Insurance  Policies"  in  this prospectus for a description of the limited  protection  afforded by any special hazard  insurance  policy against losses  occasioned by hazards which are otherwise  uninsured  against  (including losses caused by the application of the co-insurance clause described in the preceding paragraph).

         Under the terms of the mortgage  loans,  mortgagors  are generally  required to present claims to insurers under hazard insurance policies maintained on the mortgaged  properties.  The master servicer, on behalf of the trustee and  securityholders,  is obligated to present claims,  or cause the servicer of the mortgage loans to present  claims,  under any special hazard  insurance  policy and any blanket  insurance policy  insuring  against hazard losses on the mortgaged  properties.  However,  the ability of the master servicer  or  servicer to present the claims is  dependent  upon the extent to which  information  in this regard is furnished to the master servicer or the servicers by mortgagors.

FHA Mortgage Insurance

         The Housing Act authorizes  various FHA mortgage insurance  programs.  Some of the mortgage loans may be insured under either Section 203(b),  Section 221,  Section 223,  Section 234 or Section 235 of the
Housing  Act.  Under  Section  203(b),  FHA insures  mortgage  loans of up to 30 years'  duration  for the purchase  of  one-  to  four-family  dwelling  units.  Mortgage  loans  for the  purchase  of  multifamily residential  rental  properties  are insured by the FHA under Section 221 and Section 223.  Mortgage loans for the  purchase of  condominium  units are  insured by FHA under  Section  234.  Issuing  Entity  assets insured  under these  programs  must bear  interest at a rate not  exceeding the maximum rate in effect at the time the loan is made, as established by HUD, and may not exceed  specified  percentages of the lesser of the  appraised  value of the property  and the sales  price,  less  seller-paid  closing  costs for the property,  up to certain specified  maximums.  In addition,  FHA imposes initial  investment  minimums and other requirements on mortgage loans insured under the Section 203(b) and Section 234 programs.

         Under  Section 235,  assistance  payments are paid by HUD to the  mortgagee on behalf of eligible borrowers  for as long as the  borrowers  continue to be eligible  for the  payments.  To be  eligible,  a borrower  must be part of a  family,  have  income  within  the  limits  prescribed  by HUD at the time of initial occupancy, occupy the property and meet requirements for recertification at least annually.

         The regulations  governing these programs  provide that insurance  benefits are payable either on foreclosure,  or other  acquisition of possession,  and conveyance of the mortgaged  premises to HUD or on assignment of the  defaulted  mortgage  loan to HUD. The FHA  insurance  that may be provided  under these programs on the  conveyance of the home to HUD is equal to 100% of the  outstanding  principal  balance of the mortgage loan, plus accrued interest,  as described below, and certain  additional costs and expenses.
When  entitlement  to  insurance  benefits  results  from  assignment  of the  mortgage  loan to HUD,  the insurance  payment is computed as of the date of the assignment and includes the unpaid  principal  amount of the mortgage loan plus mortgage interest accrued and unpaid to the assignment date.

         When  entitlement  to  insurance  benefits  results from  foreclosure  (or other  acquisition  of possession)  and  conveyance,  the  insurance  payment  is equal to the  unpaid  principal  amount  of the mortgage loan,  adjusted to reimburse the mortgagee for certain tax,  insurance and similar  payments made by it  and to  deduct  certain  amounts  received  or  retained  by  the  mortgagee  after  default,  plus reimbursement not to exceed two-thirds of the mortgagee's  foreclosure  costs. Any FHA insurance  relating to the mortgage  loans  underlying  a series of  securities  will be  described in the related  prospectus supplement.

         The  mortgage  loans  may also be  insured  under  Title I  Program  of the FHA.  The  applicable provisions of this program will be described in the related  prospectus  supplement.  The master  servicer will be required to take steps,  or cause the  servicers of the mortgage  loans to take steps,  reasonably necessary to keep any FHA insurance in full force and effect.

VA Mortgage Guaranty

         The Servicemen's  Readjustment Act of 1944, as amended,  permits a veteran or, in some instances, his or her  spouse,  to obtain a mortgage  loan  guaranty  by the VA covering  mortgage  financing  of the purchase of a one-to  four-family  dwelling unit to be occupied as the veteran's  home at an interest rate not  exceeding  the  maximum  rate in  effect at the time the loan is made,  as  established  by HUD.  The program has no limit on the amount of a mortgage  loan,  requires no down  payment for the  purchaser  and permits  the  guaranty  of  mortgage  loans with  terms,  limited by the  estimated  economic  life of the property,  up to 30 years.  The maximum guaranty that may be issued by the VA under this program is 50% of the  original  principal  amount of the  mortgage  loan up to a dollar  limit  established  by the VA. The liability  on the guaranty is reduced or  increased  pro rata with any  reduction or increase in amount of indebtedness,  but in no event will the amount  payable on the guaranty  exceed the amount of the original guaranty.  Notwithstanding  the dollar and  percentage  limitations  of the  guaranty,  a  mortgagee  will ordinarily  suffer a monetary loss only when the difference  between the unsatisfied  indebtedness and the proceeds of a foreclosure  sale of mortgaged  premises is greater than the original  guaranty as adjusted.
The VA may, at its option,  and without  regard to the  guaranty,  make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage upon its assignment to the VA.

         Since there is no limit imposed by the VA on the  principal  amount of a  VA-guaranteed  mortgage loan but there is a limit on the amount of the VA guaranty,  additional  coverage under a Primary Mortgage
Insurance  Policy may be required by the depositor for VA loans in excess of amounts  specified by the VA.
The amount of the  additional  coverage  will be set forth in the related  prospectus  supplement.  Any VA guaranty  relating to  Contracts  underlying  a series of  certificates  or notes will be described in the related prospectus supplement.

                                               THE SPONSOR

         The  sponsor  will be EMC  Mortgage  Corporation  ("EMC") for each  series of  securities  unless otherwise  indicated in the related  prospectus  supplement.  The sponsor was incorporated in the State of
Delaware on September 26, 1990, as a wholly owned  subsidiary  corporation  of The Bear Stearns  Companies
Inc.,  and is an  affiliate  of the  depositor  and the  underwriter.  The  sponsor was  established  as a mortgage  banking  company to facilitate  the purchase and servicing of whole loan  portfolios  containing various levels of quality from "investment  quality" to varying degrees of "non-investment  quality" up to and including real estate owned assets  ("REO").  The sponsor  commenced  operation in Texas on October 9,
1990.

         Since its inception in 1990,  the sponsor has purchased  over $100 billion in  residential  whole loans and servicing  rights,  which include the purchase of newly originated  alternative A, jumbo (prime)
and  sub-prime  loans.  Loans are  purchased  on a bulk and flow  basis.  The sponsor is one of the United
States' largest purchasers of scratch and dent,  sub-performing and non-performing  residential  mortgages
and  REO  from  various  institutions,   including  banks,  mortgage  companies,   thrifts  and  the  U.S.
government.  Loans are generally  purchased with the ultimate strategy of securitization  into an array of
Bear Stearns'  securitizations  based upon product type and credit  parameters,  including those where the loan has become re-performing or cash-flowing.

         Performing  loans  include  first  lien  fixed  rate and ARMs,  as well as closed  end fixed rate second  liens and lines of credit  ("HELOCs").  Performing  loans  acquired  by the sponsor are subject to varying  levels  of due  diligence  prior  to  purchase.  Portfolios  may be  reviewed  for  credit,  data integrity,  appraisal  valuation,  documentation,  as well as  compliance  with certain  laws.  Performing loans  purchased  will have been  originated  pursuant to the  sponsor's  underwriting  guidelines  or the originator's underwriting guidelines that are acceptable to the sponsor.

         Subsequent to purchase by the sponsor,  performing  loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns'  Financial  Analytics and
Structured Transactions Group, for distribution into the primary market.

         The sponsor has been securitizing residential mortgage loans since 1999.

                                              THE DEPOSITOR

         The  depositor,  Structured  Asset  Mortgage  Investments  II Inc.,  was  formed  in the state of
Delaware on June 10,  2003,  and is a  wholly-owned  subsidiary  of The Bear  Stearns  Companies  Inc. The depositor was organized for the sole purpose of serving as a private  secondary  mortgage  market conduit.
The depositor does not have, nor is it expected in the future to have, any significant assets.

         The depositor has been serving as a private  secondary  mortgage  market conduit for  residential mortgage  loans since 2003.  In  conjunction  with the Seller's  acquisition  of the mortgage  loans,  the depositor will execute a mortgage loan purchase  agreement  through which the loans will be transferred to itself.  These loans are  subsequently  deposited  in a common law or  statutory  trust,  described in the prospectus supplement, which will then issue the certificates or notes.

         After  issuance and  registration  of the  securities  contemplated  in this  prospectus,  in the related  prospectus  supplement and any supplement hereto, the depositor will have substantially no duties or responsibilities with respect to the pool assets or the securities,  other than certain  administrative duties as described in the related prospectus supplement.

                                              THE AGREEMENTS

General

         Each series of  certificates  will be issued  pursuant to a pooling and  servicing  agreement  or other agreement specified in the related prospectus  supplement.  In general, the parties to a pooling and servicing  agreement will include the depositor,  the trustee,  the master  servicer and, in some cases, a special  servicer.  However,  a pooling and  servicing  agreement  that relates to an issuing  entity that includes  mortgage  securities  may  include a party  solely  responsible  for the  administration  of the mortgage  securities,  and a pooling  and  servicing  agreement  that  relates to an issuing  entity  that consists  solely of mortgage  securities  may not  include a master  servicer,  special  servicer or other servicer as a party.  All parties to each pooling and  servicing  agreement  under which  securities  of a series are issued will be identified in the related  prospectus  supplement.  Each series of notes will be issued  pursuant to an indenture.  The parties to each  indenture  will be the related  Issuing Entity and the  trustee.  The  Issuing  Entity  will be created  pursuant  to an owner  trust  agreement  between the depositor and the owner trustee and the mortgage loans or mortgage  securities  securing the notes will be serviced pursuant to a servicing agreement between the depositor and the master servicer.

         Forms of the Agreements have been filed as exhibits to the  registration  statement of which this prospectus is a part.  However,  the  provisions of each  Agreement will vary depending upon the nature of the related  securities and the nature of the related issuing  entity.  The following  summaries  describe provisions  that may appear in a pooling and servicing  agreement with respect to a series of certificates or in either the  servicing  agreement or  indenture  with  respect to a series of notes.  The  prospectus supplement for a series of securities  will describe  material  provisions of the related  Agreements that differ from the description  thereof set forth below.  The depositor will provide a copy of each Agreement
(without  exhibits)  that relates to any series of  securities  without  charge upon written  request of a holder of an offered security of the series addressed to it at its principal  executive  offices specified in this prospectus under "The  Depositor".  As to each series of securities,  the related  agreements will be filed with the Commission in a current report on Form 8-K following the issuance of the securities.

Certain Matters Regarding the Master Servicer and the Depositor

         The pooling and servicing  agreement or servicing  agreement  for each series of securities  will provide  that  the  master  servicer  may not  resign  from  its  obligations  and  duties  except  upon a determination  that performance of the duties is no longer  permissible under applicable law or except (1)
in  connection  with a permitted  transfer of servicing or (2) upon  appointment  of a successor  servicer reasonably  acceptable  to the trustee and upon  receipt by the trustee of letter from each Rating  Agency generally  to the effect that the  resignation  and  appointment  will not, in and of itself,  result in a downgrading of the  securities.  No  resignation  will become  effective  until the trustee or a successor servicer has assumed the master  servicer's  responsibilities,  duties,  liabilities and obligations under the pooling and servicing agreement or servicing agreement.

         Each pooling and servicing  agreement and servicing  agreement  will also provide that the master servicer,  the  depositor  and  their  directors,  officers,  employees  or  agents  will not be under any liability to the issuing entity or the  securityholders  for any action taken or for  refraining  from the taking of any  action  in good  faith,  or for  errors in  judgment,  unless  the  liability  which  would otherwise  be  imposed  was by  reason  of  willful  misfeasance,  bad  faith or gross  negligence  in the performance  of duties or by reason of reckless  disregard  of  obligations  and duties.  Each pooling and servicing  agreement  and  servicing  agreement  will  further  provide  that  the  master  servicer,  the depositor,  and any  director,  officer,  employee or agent of the master  servicer or the  depositor  are entitled to  indemnification  by the issuing entity and will be held harmless against any loss,  liability or expense  (including  reasonable legal fees and  disbursements  of counsel)  incurred in connection with any legal action  relating to the pooling and  servicing  agreement or servicing  agreement or the related series of securities,  other than any loss,  liability or expense related to any specific mortgage loan or mortgage loans (except a loss,  liability or expense  otherwise  reimbursable  pursuant to the pooling and servicing  agreement) and any loss,  liability or expense incurred by reason of willful  misfeasance,  bad faith or gross  negligence  in the  performance  of its  duties  or by  reason of  reckless  disregard  of obligations and duties.  In addition,  each pooling and servicing  agreement and servicing  agreement will provide that neither the master  servicer nor the  depositor  will be under any  obligation  to appear in, prosecute or defend any legal or  administrative  action that is not incidental to its  respective  duties under the pooling and servicing  agreement or servicing  agreement and which in its opinion may involve it in any expense or  liability.  The master  servicer  or the  depositor  may,  however,  in its  discretion undertake  any action which it may deem  necessary or desirable  with respect to the pooling and servicing agreement  or  servicing  agreement  and the rights and duties of the  parties to that  agreement  and the interests of the  securityholders.  The legal expenses and costs of the action and any resulting liability will be expenses,  costs and liabilities of the issuing entity,  and the master servicer or the depositor, as the case may be, will be entitled reimbursement from funds otherwise distributable to securityholders.

         Any person into which the master  servicer may be merged or  consolidated,  any person  resulting from any merger or consolidation  to which the master servicer is a party or any person  succeeding to the business of the master  servicer will be the successor of the master  servicer  under the related  pooling and  servicing  agreement or  servicing  agreement,  provided  that (1) the person is qualified to service mortgage  loans on behalf of Fannie Mae or Freddie Mac and (2) the  merger,  consolidation  or  succession does not adversely  affect the  then-current  ratings of the classes of  securities of the related  series that have been  rated.  In  addition,  notwithstanding  the  prohibition  on its  resignation,  the master servicer may assign its rights under a pooling and servicing  agreement or servicing  agreement,  provided clauses (1) and (2) above are  satisfied and the person is  reasonably  satisfactory  to the depositor and the trustee.  In the case of an  assignment,  the master  servicer will be released  from its  obligations under  the  pooling  and  servicing  agreement  or  servicing  agreement,  exclusive  of  liabilities  and obligations incurred by it prior to the time of the assignment.

Events of Default and Rights Upon Event of Default

         Pooling and Servicing Agreement

         Events  of  default  under  the  pooling  and  servicing  agreement  in  respect  of a series  of certificates, unless otherwise specified in the prospectus supplement, will include:

      o     any failure by the master  servicer  to make a required  deposit to the  Distribution  Account
            (other than a Monthly  Advance)  which  continues  unremedied for 3 days (or other time period described  in the related  prospectus  supplement)  after the giving of written  notice of the failure to the master servicer;

      o     any  failure by the master  servicer to observe or perform in any  material  respect any other of its material  covenants or agreements in the pooling and servicing  agreement  with respect to the series of  certificates,  which covenants and agreements  materially  affect the rights of  certificateholders  of such series, and which failure continues unremedied for a period of
            60 days (or other time period described in the related  prospectus  supplement) after the date on which written  notice of such failure,  properly  requiring the same to be remedied,  shall have been given to the master  servicer  by the  trustee,  or to the master  servicer  and the trustee  by the  holders  of  certificates  evidencing  not  less  than  25% of the  aggregate undivided interests (or, if applicable, voting rights) in the related issuing entity;

      o     events of insolvency,  readjustment  of debt,  marshaling of assets and liabilities or similar proceedings  regarding the master servicer and some actions by the master servicer  indicating its insolvency or inability to pay its  obligations,  as specified in the related  pooling and servicing agreement;

      o     any failure of the master  servicer to make  advances as  described in this  prospectus  under
            "Description  of the  Securities—Advances,"  by the date and time set forth in the pooling and servicing agreement;

      o     any  assignment  or  delegation  by the master  servicer  of its  rights and duties  under the pooling and servicing  agreement,  in  contravention of the provisions  permitting  assignment and delegation in the pooling and servicing agreement; and

      o     any other event of default as set forth in the pooling and servicing agreement.

Additional events of default will be described in the related  prospectus  supplement.  A default pursuant to the terms of any mortgage  securities  included in any issuing  entity will not  constitute an event of default under the related pooling and servicing agreement.

         So  long  as  an  event  of  default  remains  unremedied,  either  the  trustee  or  holders  of certificates  evidencing not less than a percentage specified in the related prospectus  supplement of the aggregate  undivided  interests  (or,  if  applicable,  voting  rights) in the related  issuing  entity as specified  in the related  pooling and  servicing  agreement  may, by written  notification  to the master servicer (and to the trustee if given by  certificateholders),  with the consent of EMC,  terminate all of the rights and  obligations of the master servicer under the pooling and servicing  agreement  (other than any right of the master  servicer  as  certificateholder  and other  than the right to  receive  servicing compensation  and expenses for master  servicing the mortgage loans during any period prior to the date of the  termination)  covering the issuing entity and in and to the mortgage loans and the proceeds  thereof.
Upon such  notification,  the trustee or, upon notice to the  depositor  and with the  depositor's  (or an affiliate of the  depositor's)  consent,  its designee  will succeed to all  responsibilities,  duties and liabilities of the master  servicer under the pooling and servicing  agreement  (other than any obligation to purchase mortgage loans) and will be entitled to similar compensation  arrangements.  In the event that the trustee  would be obligated to succeed the master  servicer but is unwilling so to act, it may appoint
(or if it is unable so to act, it shall  appoint) or petition a court of  competent  jurisdiction  for the appointment  of,  an  established  mortgage  loan  servicing  institution  with a net worth of at least an amount  specified in the related  prospectus  supplement to act as successor to the master  servicer under the pooling and servicing  agreement (unless otherwise set forth in the pooling and servicing  agreement).
Pending  an  appointment,  the  trustee  is  obligated  to act as master  servicer.  The  trustee  and the successor  may agree upon the  servicing  compensation  to be paid,  which in no event may be greater than
the   compensation   to  the  initial  master   servicer  under  the  pooling  and  servicing   agreement.
Notwithstanding  the above,  upon a termination or resignation of the master  servicer in accordance  with terms of the  pooling and  servicing  agreement,  EMC shall have the right to either  assume the duties of the master  servicer or appoint a successor  master  servicer  meeting the  requirements  set forth in the pooling and servicing  agreement.  In addition,  even if none of the events of default  listed above under
"—Events of Default and Rights Upon Event of Default — Pooling and  Servicing  Agreement"  have  occurred,
EMC will have the right  under the  pooling and  servicing  agreement  to  terminate  the master  servicer without  cause and  either  assume  the  duties of the master  servicer  or a appoint a  successor  master servicer meeting the requirements set forth in the pooling and servicing agreement.

         No  certificateholder  will have any right under a pooling and  servicing  agreement to institute any  proceeding  with respect to the pooling and  servicing  agreement  unless (1) that holder  previously gave the  trustee  written  notice  of a default  that is  continuing,  (2) the  holders  of  certificates evidencing not less than the percentage  specified in the related  prospectus  supplement of the aggregate undivided  interests  (or, if  applicable,  voting  rights) in the related  issuing  entity  requested the trustee in writing to institute  the  proceeding  in its own name as trustee and shall have offered to the trustee such reasonable  indemnity as it may require against the costs,  expenses and liabilities that may be incurred in or because of the  proceeding  and (3) the trustee for 60 days after receipt of the request and indemnity has neglected or refused to institute any proceeding.

         The holders of certificates  representing at least 51% of the aggregate  undivided interests (or, if applicable,  voting rights)  evidenced by those  certificates may waive the default or event of default
(other than a failure by the master servicer to make an advance);  provided,  however,  that (1) a default or event of default  under the first or fourth  items  listed  under  "—Events  of  Default"  above may be waived only by all of the holders of  certificates  affected by the default or event of default and (2) no waiver  shall  reduce in any manner the amount of, or delay the timing of,  payments  received on mortgage
loans  which  are  required  to  be  distributed  to,  or  otherwise   materially  adversely  affect,  any
non-consenting certificateholder.

         Servicing Agreement

         For a series of notes, a servicing default under the related servicing  agreement  generally will include:

         o        any  failure  by the master  servicer  to make a  required  deposit to the  Distribution
                  Account or, if the master  servicer is so required,  to distribute to the holders of any class  of notes  or  Equity  Certificates  of the  series  any  required  payment  which continues  unremedied  for 5 business  days (or other  period of time  described  in the related  prospectus  supplement)  after the giving of written  notice of the  failure to the master servicer by the trustee or the Issuing Entity;

         o        any  failure by the master  servicer to observe or perform in any  material  respect any other of its material  covenants or agreements in the servicing  agreement  with respect to the series of  securities,  which  covenants  and  agreements  materially  affect the rights of the  securityholders  of such series,  and which failure continues  unremedied for a period  of 60 days  after  the  date on  which  written  notice  of such  failure, properly  requiring  the same to be  remedied,  shall  have  been  given  to the  master servicer by the trustee or the Issuing Entity;

         o        events of  insolvency,  readjustment  of debt,  marshaling of assets and  liabilities or similar  proceedings  regarding  the  master  servicer  and some  actions  by the master servicer  indicating  its insolvency or inability to pay its  obligations,  as specified in the related servicing agreement;

         o        any failure of the master  servicer to make  advances as  described  in this  prospectus under "Description of the Securities—Advances," and

         o        any other servicing default as set forth in the servicing agreement.

         So long as a  servicing  default  remains  unremedied,  either  the  trustee  or holders of notes evidencing  not less than a  percentage  specified  in the  related  prospectus  supplement  of the voting rights of the related  issuing  entity,  as specified in the related  servicing  agreement may, by written notification  to the  master  servicer  and  to the  Issuing  Entity  (and  to the  trustee  if  given  by noteholders),  with the  consent  of EMC,  terminate  all of the  rights  and  obligations  of the  master servicer under the servicing  agreement  (other than any right of the master  servicer as noteholder or as holder  of the  Equity  Certificates  and other  than the  right to  receive  servicing  compensation  and expenses  for  master  servicing  the  mortgage  loans  during  any  period  prior  to  the  date  of  the termination),  whereupon the trustee will succeed to all  responsibilities,  duties and liabilities of the master servicer under the servicing  agreement (other than any obligation to purchase  mortgage loans) and will be entitled to similar  compensation  arrangements.  In the event that the trustee would be obligated to succeed the master  servicer  but is unwilling so to act, it may appoint (or if it is unable so to act, it shall  appoint)  or  petition a court of  competent  jurisdiction  for the  appointment  of an approved mortgage  servicing  institution  with a net  worth  of at  least  an  amount  specified  in  the  related prospectus  supplement to act as successor to the master  servicer under the servicing  agreement  (unless otherwise  set forth in the servicing  agreement).  Pending the  appointment,  the trustee is obligated to act in the capacity.  The trustee and the successor may agree upon the servicing  compensation to be paid, which  in no event  may be  greater  than the  compensation  to the  initial  master  servicer  under  the servicing  agreement.  Notwithstanding the above, upon a termination or resignation of the master servicer in  accordance  with  terms of the  servicing  agreement,  EMC shall  have the right to either  assume the duties of the master servicer or appoint a successor  master servicer  meeting the  requirements set forth in the  servicing  agreement.  In  addition,  even if none of the events of  default  listed  above  under
"—Events of Default and Rights Upon Event of Default—  Servicing  Agreement" have occurred,  EMC will have the right under the related  servicing  agreement  to  terminate  the master  servicer  without  cause and either  assume the duties of the master  servicer or a appoint a  successor  master  servicer  meeting the requirements set forth in the related servicing agreement.

         Indenture

         For a series of notes, an event of default under the indenture generally will include:

         o        a default  for five  days or more (or other  period  of time  described  in the  related prospectus  supplement)  in the payment of any  principal  of or interest on any note of the series;

         o        failure  to  perform  any  other  covenant  of  the  Depositor  in the  indenture  which continues for a period of thirty days after notice  thereof is given in accordance  with the procedures described in the related indenture;

         o        any  representation  or  warranty  made  by the  Depositor  in the  indenture  or in any certificate  or other writing  delivered  pursuant  thereto or in  connection  therewith with respect to or affecting the series having been  incorrect in a material  respect as of the time made,  and the breach is not cured within  thirty days after notice  thereof is given in accordance with the procedures described in the related indenture;

         o        events of bankruptcy,  insolvency,  receivership  or  liquidation  of the Depositor,  as specified in the indenture; or

         o        any other event of default provided with respect to notes of that series.

         If an event of default  with  respect to the notes of any series at the time  outstanding  occurs and is continuing,  the trustee or the holders of a majority of the then aggregate  outstanding  amount of the notes of the  series may  declare  the  principal  amount of all the notes of the series to be due and payable  immediately.  The  declaration  may, in some  circumstances,  be  rescinded  and  annulled by the holders of a majority in aggregate outstanding amount of the related notes.

         If following  an event of default  with  respect to any series of notes,  the notes of the series have been  declared  to be due and  payable,  the  trustee  may, in its  discretion,  notwithstanding  the acceleration,  elect to maintain  possession  of the  collateral  securing  the notes of the series and to continue to apply payments on the collateral as if there had been no  declaration of  acceleration  if the collateral  continues  to provide  sufficient  funds for the payment of  principal  of and interest on the notes of the series as they would have become due if there had not been a  declaration.  In addition,  the trustee may not sell or otherwise  liquidate the  collateral  securing the notes of a series  following an event of default,  unless (1) the holders of 100% of the then  aggregate  outstanding  amount of the notes of the series consent to the sale,  (2) the proceeds of the sale or  liquidation  are sufficient to pay in full the principal of and accrued  interest,  due and unpaid,  on the  outstanding  notes of the series at the date of the sale or (3) the trustee  determines  that the  collateral  would not be  sufficient  on an ongoing  basis to make all  payments on the notes as the  payments  would have become due if the notes had not been  declared  due and  payable,  and the trustee  obtains the consent of the holders of a percentage specified in the related  prospectus  supplement of the then aggregate  outstanding amount of the notes of the series.

         In the event that the trustee  liquidates the collateral in connection  with an event of default, the  indenture  provides  that the trustee will have a prior lien on the proceeds of the  liquidation  for unpaid fees and expenses.  As a result,  upon the occurrence of an event of default,  the amount available for  payments to the  noteholders  would be less than would  otherwise be the case.  However,  the trustee may not institute a proceeding  for the  enforcement  of its lien except in  connection  with a proceeding for the enforcement of the lien of the indenture for the benefit of the  noteholders  after the occurrence of the event of default.

         In the event the  principal of the notes of a series is declared  due and  payable,  as described above,  the holders of the notes issued at a discount  from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of the discount that is unamortized.

         No noteholder  or holder of an Equity  Certificate  generally  will have any right under an owner trust  agreement or indenture to institute any  proceeding  with respect to the Agreement  unless (1) that holder  previously has given to the trustee  written notice of default and the  continuance  thereof,  (2)
the holders of notes or Equity  Certificates  of any class  evidencing  not less than 25% of the aggregate
Percentage  Interests  constituting that class (a) have made written request upon the trustee to institute the  proceeding  in its own name as trustee  and (b) have  offered to the trustee  reasonable  security or indemnity  against  the  costs,  expenses  and  liabilities  that may be  incurred  in or  because  of the proceeding,  (3) the  trustee has  neglected  or refused to  institute  the  proceeding  for 60 days after receipt of the request and indemnity and (4) no direction  inconsistent  with the written request has been given to the trustee  during the 60 day period by the holders of a majority  of the  aggregate  Percentage
Interests constituting that class.

Amendment

         Each pooling and servicing  agreement may be amended by the parties thereto,  without the consent of any of the holders of certificates covered by the pooling and servicing agreement,

      o     to cure any ambiguity,

      o     to correct or supplement  any provision  therein which may be defective or  inconsistent  with any other provision therein,

      o     if a REMIC  election  has been made with  respect to the related  issuing  entity,  to modify, eliminate  or add to any of its  provisions  (A) to  the  extent  as  shall  be  necessary  to maintain the  qualification  of the issuing entity as a REMIC or to avoid or minimize the risk of  imposition  of any tax on the  related  issuing  entity,  provided  that the  trustee  has received an opinion of counsel to the effect  that (1) the action is  necessary  or  desirable to maintain the  qualification  or to avoid or minimize the risk,  and (2) the action will not adversely affect in any material  respect the interests of any holder of certificates  covered by the  pooling  and  servicing  agreement,  or (B) to  restrict  the  transfer  of the  REMIC
            Residual  Certificates,  provided  that the  depositor has  determined  that the  then-current ratings  of the  classes  of the  certificates  that have  been  rated  will not be  adversely affected,  as  evidenced  by a  letter  from  each  applicable  Rating  Agency,  and  that the amendment  will not give rise to any tax with  respect to the  transfer of the REMIC  Residual
            Certificates to a non-permitted transferee,

      o     to make any other  provisions  with respect to matters or questions  arising under the pooling and servicing  agreement which are not materially  inconsistent  with the provisions  thereof, provided  that the action will not adversely  affect in any material  respect the interests of any certificateholder, or

      o     to comply with any changes in the Code.

         The pooling and servicing  agreement may also be amended by the parties  thereto with the consent of the holders of certificates  evidencing over 50% of the aggregate  Percentage  Interests of the issuing entity or of the applicable class or classes,  if such amendment  affects only such class or classes,  for the purpose of adding any  provisions to or changing in any manner or  eliminating  any of the  provisions of the  pooling  and  servicing  agreement  or of  modifying  in any manner  the rights of the  holders of certificates  covered by the pooling  and  servicing  agreement,  except  that the  amendment  may not (1)
reduce in any manner the amount of, or delay the timing of,  payments  received  on  mortgage  loans which are required to be  distributed  on a  certificate  of any class  without the consent of the holder of the certificate or (2) reduce the aforesaid  percentage of  certificates of any class the holders of which are required to consent to the amendment  without the consent of the holders of all  certificates of the class covered by the pooling and servicing agreement then outstanding.

         With respect to each series of notes,  each  related  servicing  agreement  or  indenture  may be amended by the parties  thereto  without  the  consent of any of the  holders of the notes  covered by the
Agreement,  to cure any ambiguity,  to correct, modify or supplement any provision therein, or to make any other  provisions  with  respect  to  matters  or  questions  arising  under the  Agreement  which are not inconsistent  with the  provisions  thereof,  provided  that the action will not  adversely  affect in any material  respect the interests of any holder of notes covered by the  Agreement.  Each Agreement may also be amended by the parties  thereto with the consent of the holders of notes  evidencing  not less than the percentage  specified  in the  related  prospectus  supplement  of the  voting  rights,  for any  purpose;
provided, however, that the amendment may not:

                  (1)      reduce in any manner the  amount of or delay the timing of,  payments  received on  issuing  entity  assets  which  are  required  to  be  distributed  on  any certificate without the consent of the holder of the certificate,

                  (2)      adversely  affect in any material  respect the  interests of the holders of any class of notes in a manner other than as described in (1),  without the consent of the holders of notes of the class  evidencing  not less than the  percentage specified in the related  prospectus  supplement  of the  aggregate  Percentage
                           Interests of the issuing entity or of the applicable class or classes,  if such amendment affects only such class or classes or

                  (3)      reduce the aforesaid  percentage  of voting rights  required for the consent to the  amendment  without the consent of the holders of all notes  covered by the
                           Agreement then outstanding.

The voting  rights  evidenced  by any  security  will be the  portion  of the voting  rights of all of the securities in the related series allocated in the manner described in the related prospectus supplement.

         Notwithstanding  the  foregoing,  if a REMIC  election  has been made with respect to the related issuing  entity,  the trustee or indenture  trustee will not be entitled to consent to any  amendment to a pooling and servicing  agreement or an indenture  without  having first  received an opinion of counsel to the  effect  that the  amendment  or the  exercise  of any  power  granted  to the  master  servicer,  the depositor,  the  trustee or  indenture  trustee,  or any other  specified  person in  accordance  with the amendment  will not result in the  imposition of a tax on the related  issuing entity or cause the issuing entity to fail to qualify as a REMIC.

         The Master  Servicer  and any  director,  officer,  employee or agent of the Master  Servicer may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person respecting any matters arising under the transaction documents.

Termination; Retirement of Securities

         The obligations  created by the related  Agreements for each series of securities (other than the
limited   payment  and  notice   obligations   of  the  trustee)  will   terminate  upon  the  payment  to
securityholders  of that series of all amounts held in the Distribution  Account or by the master servicer and  required  to be paid to them  pursuant  to the  Agreements  following  the  earlier of, (1) the final payment or other  liquidation  or disposition  (or any advance with respect  thereto) of the last mortgage loan, REO property and/or mortgage  security  subject thereto and (2) the purchase by the master servicer, a servicer,  the depositor or its designee (or (a) if specified in the related prospectus  supplement with respect to each series of  certificates,  by the holder of the REMIC Residual  Certificates  (see "Federal
Income Tax  Consequences"  below) or (b) if specified in the  prospectus  supplement  with respect to each series of notes, by the holder of the Equity  Certificates)  from the issuing entity for the series of all remaining  mortgage loans, REO properties and/or mortgage  securities.  In addition to the foregoing,  the master servicer, a servicer,  the depositor or its designee may have the option to purchase,  in whole but not in part,  the  securities  specified in the related  prospectus  supplement in the manner set forth in the related  prospectus  supplement.  With respect to any series of certificates which provides for such a purchase,  the  purchase  shall not be made unless  either:  (1) the  aggregate  principal  balance of the certificates  as of the date is equal to or less than the percentage  specified in the related  prospectus supplement  of the  aggregate  principal  balance of the  certificates  as of the Closing  Date or (2) the aggregate  principal  balance of the mortgage loans as of the date is equal to or less than the percentage specified in the related  prospectus  supplement of the aggregate  principal balance of the mortgage loans as of the cut-off date. In the event that any series of  certificates  which  provides for such a purchase at 25% or more of the  aggregate  principal  balance  outstanding,  the  certificates  will  use the  word
"Callable"  in their title.  With respect to any series of notes which  provides for such a purchase,  the purchase  shall not be made unless the  aggregate  principal  balance of the notes as of the date is equal to or less than the percentage  specified in the related prospectus  supplement of the aggregate principal balance of the notes as of the Closing  Date or a period  specified in the related  prospectus  supplement has elapsed  since the initial  distribution  date.  In the event that any series of notes which  provides for such a purchase at 25% or more of the  aggregate  principal  balance  outstanding,  the notes will use the word  "Callable" in their title.  Upon the purchase of the  securities or at any time  thereafter,  at the option of the master servicer,  a servicer,  the depositor or its designee,  the assets of the issuing entity may be sold,  thereby  effecting a retirement of the securities and the  termination of the issuing entity,  or the  securities  so purchased may be held or resold by the master  servicer,  the depositor or its designee.  In no event,  however,  unless  otherwise  provided in the prospectus  supplement,  will an issuing entity created by a pooling and servicing  agreement related to a series of certificates  continue beyond the  expiration  of 21 years from the death of the survivor of the persons named in the pooling and servicing  agreement.  Written notice of termination of the pooling and servicing  agreement will be given to each  securityholder,  and the final  distribution will be made only upon surrender and cancellation of the  securities  at an office or agency  appointed by the trustee which will be specified in the notice of termination.  If the  securityholders  are permitted to terminate the issuing  entity under the applicable pooling and  servicing  agreement,  a penalty may be imposed upon the  securityholders  based upon the fee that would be foregone by the master servicer because of the termination.

         The purchase of mortgage loans and property  acquired in respect of mortgage  loans  evidenced by a series of securities  shall be made at the option of the master  servicer,  a servicer,  the  depositor, its designee or, if applicable,  the holder of the REMIC Residual  Certificates or Equity  Certificates at
the price  specified  in the related  prospectus  supplement.  The exercise of the right will effect early retirement  of the  securities  of that  series,  but the right of the master  servicer,  a servicer,  the depositor,  its  designee  or, if  applicable,  the holder to so  purchase  is  subject  to the  aggregate principal  balance of the mortgage loans and/or mortgage  securities in the issuing entity for that series as of the  distribution  date on which the purchase is to occur being less than the  percentage  specified in the related  prospectus  supplement of the  aggregate  principal  balance of the mortgage  loans and/or mortgage  securities at the cut-off date or closing date, as specified in the prospectus  supplement,  for that series.  The prospectus  supplement for each series of securities will set forth the amounts that the holders of the securities  will be entitled to receive upon the early  retirement.  The early  termination may adversely  affect the yield to holders of the securities.  With respect to any series of certificates, an optional  purchase of the mortgage  loans in the related  issuing  entity may not result in the related certificates  receiving an amount equal to the principal  balance thereof plus accrued and unpaid interest and any  undistributed  shortfall on the related  certificates.  If a REMIC  election  has been made,  the termination  of the  related  issuing  entity  will be effected  in a manner  consistent  with  applicable federal income tax regulations and its status as a REMIC.

         Following any optional  termination,  there will be no continuing direct or indirect liability of the issuing entity or any securityholder as sellers of the assets of the issuing entity.

The Securities Administrator

         Each   prospectus   supplement   for  a  series  of  securities  may  provide  for  a  securities administrator  which  shall  be  responsible  for  performing  certain  administrative  and tax  functions typically  performed by the trustee.  The securities  administrator shall at all times be a corporation or an  association  organized and doing business under the laws of any state or the United States of America, authorized  under the laws to exercise  corporate trust powers,  having a combined  capital and surplus of at least  $40,000,000 and subject to supervision or examination by federal or state authority.  The entity that  serves  as  securities  administrator  may have  typical  banking  or other  relationships  with the depositor and its affiliates.  The securities  administrator  may also act as master servicer for a series of securities.

Duties of Securities Administrator

         The securities  administrator  for each series of securities  will make no  representation  as to the validity or sufficiency  of the related  Agreements,  the securities or any underlying  mortgage loan, mortgage  security or related  document and will not be  accountable  for the use or  application by or on behalf of any master servicer  (unless the securities  administrator  is also acting as master  servicer), servicer or special  servicer of any funds paid to the master  servicer,  servicer or special  servicer in respect  of the  securities  or the  underlying  mortgage  loans  or  mortgage  securities,  or any  funds deposited  into or withdrawn  from the  Distribution  Account for the series or any other account by or on behalf of the master  servicer,  servicer  or special  servicer.  The  securities  administrator  for each series of  securities  will be required  to perform  only those  duties  specifically  required  under the related  Agreement.  However,  upon  receipt  of  any  of  the  various  certificates,  reports  or  other instruments required to be furnished to it pursuant to the related Agreement,  a securities  administrator will be required to examine the documents  and to determine  whether they conform to the  requirements  of the agreement.

Some Matters Regarding the Securities Administrator

         As and to the  extent  described  in the  related  prospectus  supplement,  the fees  and  normal disbursements of any securities  administrator  may be the expense of the related master servicer or other specified person or may be required to be borne by the related issuing entity.

         The  securities  administrator  for each  series of  securities  generally  will be  entitled  to indemnification  from amounts held in the Distribution  Account for the series, for any loss, liability or expense  incurred by the  securities  administrator  in  connection  with the  securities  administrator's administration  of the trust under the related  pooling and  servicing  agreement or indenture  unless the loss,  liability,  cost or expense was incurred by reason of willful misfeasance,  bad faith or negligence on the part of the securities  administrator  in the  performance  of its  obligations  and duties,  or by reason of its reckless disregard of its obligations or duties.

Resignation and Removal of the Securities Administrator

         The  securities  administrator  for each series of  securities  may resign at any time,  in which event the depositor will be obligated to appoint a successor securities  administrator.  The depositor may also  remove the  securities  administrator  if the  securities  administrator  ceases to be  eligible  to continue  as  such  under  the  pooling  and  servicing  agreement  or  indenture  or  if  the  securities administrator  becomes incapable of acting,  bankrupt,  insolvent or if a receiver or public officer takes charge  of the  securities  administrator  or its  property.  Upon  such  resignation  or  removal  of the
securities   administrator,   the   depositor   will  be  entitled  to  appoint  a  successor   securities
administrator.  The securities  administrator may also be removed at any time by the holders of securities evidencing  ownership of not less than the percentage  specified in the related  prospectus  supplement of the  issuing  entity.  In the event that the  securityholders  remove the  securities  administrator,  the compensation  of any  successor  securities  administrator  shall  be paid by the  securityholders  to the extent that such  compensation  exceeds the amount agreed to by the depositor and the original  securities administrator.  Any resignation or removal of the securities  administrator and appointment of a successor securities  administrator  will not become  effective until acceptance of the appointment by the successor securities administrator.

The Trustee

         The trustee  under each  pooling  and  servicing  agreement  and  indenture  will be named in the related  prospectus  supplement.  The  trustee  shall at all  times  be a  corporation  or an  association organized  and doing  business  under the laws of any state or the United  States of  America,  authorized under the laws to  exercise  corporate  trust  powers,  having a combined  capital and surplus of at least
$40,000,000  and subject to  supervision or  examination  by federal or state  authority.  The entity that serves as trustee may have typical banking relationships with the depositor and its affiliates.

Duties of the Trustee

         The trustee for each  series of  securities  will make no  representation  as to the  validity or sufficiency of the related  Agreements,  the securities or any underlying mortgage loan, mortgage security or related  document and will not be accountable  for the use or application by or on behalf of any master servicer,  servicer  or special  servicer  of any funds paid to the master  servicer,  servicer or special servicer in respect of the securities or the  underlying  mortgage  loans or mortgage  securities,  or any funds  deposited  into or withdrawn from the  Distribution  Account for the series or any other account by or on behalf of the master  servicer,  servicer or special  servicer.  If no event of default has occurred and is  continuing,  the  trustee  for each series of  securities  will be required to perform  only those duties  specifically  required under the related  pooling and servicing  agreement or indenture.  However, upon receipt of any of the various  certificates,  reports or other  instruments  required to be furnished to it pursuant to the  related  Agreement,  a trustee  will be  required to examine the  documents  and to determine whether they conform to the requirements of the agreement.

         If an Event of  Default  shall  occur,  the  trustee  shall,  by notice in  writing to the master servicer,  which may be delivered by telecopy,  immediately  terminate  all of the rights and  obligations
(but not the  liabilities) of the master  servicer  thereafter  arising under the Agreements,  but without prejudice  to any rights it may have as a security  holder or to  reimbursement  of Monthly  Advances  and other  advances of its own funds.  Upon the receipt by the master  servicer  of the  written  notice,  all authority and power of the master servicer under the  Agreements,  whether with respect to the securities, the Mortgage Loans,  REO Property or under any other related  agreements (but only to the extent that such other  agreements  relate to the Mortgage Loans or related REO Property) shall  automatically  and without further  action pass to and be vested in the  trustee.  The  trustee  shall act to carry out the duties of the master  servicer,  including the obligation to make any Monthly Advance the nonpayment of which was an
Event of Default.  Any such action taken by the trustee must be prior to the  distribution on the relevant
Distribution Date.

         Upon  the  receipt  by the  master  servicer  of a  notice  of  termination,  the  trustee  shall automatically  become the  successor  in all  respects to the master  servicer in its  capacity  under the
Agreements and the  transactions  set forth or provided for therein and shall thereafter be subject to all the  responsibilities,  duties,  liabilities and limitations on liabilities relating thereto placed on the master servicer by the terms and provisions thereof;  provided,  however,  that the sponsor shall have the right to either  (a)  immediately  assume  the duties of the  master  servicer  or (b) select a  successor master servicer;  provided  further,  however,  that the trustee shall have no obligation  whatsoever with respect to any liability  (other than advances  deemed  recoverable  and not previously  made) incurred by the  master  servicer  at or prior to the time of  termination.  As  compensation,  the  trustee  shall be entitled  to  compensation  which the master  servicer  would have been  entitled  to retain if the master servicer  had  continued  to act  thereunder,  except  for  those  amounts  due  the  master  servicer  as reimbursement  permitted  under  the  Agreements  for  advances  previously  made or  expenses  previously incurred.  Notwithstanding  the above,  the trustee may, if it shall be unwilling so to act, or shall,  if it is legally  unable so to act,  appoint or petition a court of competent  jurisdiction  to appoint,  any established  housing  and  home  finance  institution  which  is a  Fannie  Mae- or  Freddie  Mac-approved servicer,  and with respect to a successor  to the master  servicer  only,  having a net worth of not less than an amount  specified in the related  prospectus  supplement,  as the successor to the master servicer hereunder in the  assumption  of all or any part of the  responsibilities,  duties or  liabilities  of the master servicer hereunder;  provided,  that the trustee shall obtain a letter from each rating agency that the ratings,  if any, on each of the  securities  will not be lowered as a result of the  selection of the successor to the master servicer.  Pending appointment of a successor to the master servicer,  the trustee shall act in such capacity as hereinabove  provided.  In connection with such  appointment and assumption, the trustee may make such  arrangements  for the  compensation  of such  successor  out of payments on the
Mortgage  Loans as it and such  successor  shall agree;  provided,  however,  that the  provisions  of the
Agreements shall apply,  the  compensation  shall not be in excess of that which the master servicer would have been  entitled to if the master  servicer had  continued to act  hereunder,  and that such  successor shall undertake and assume the  obligations of the Trustee to pay  compensation to any third Person acting as an agent or independent contractor in the performance of master servicing  responsibilities  hereunder.
The trustee  and such  successor  shall take such  action,  consistent  with the  Agreements,  as shall be necessary to effectuate any such succession.

         If the trustee shall succeed to any duties of the master  servicer  respecting the Mortgage Loans as  provided  herein,  it shall do so in a separate  capacity  and not in its  capacity  as  trustee  and, accordingly,  the provisions of the Agreements  concerning the trustee's  duties shall be  inapplicable to the trustee in its duties as the successor to the master  servicer in the servicing of the Mortgage  Loans
(although  such  provisions  shall  continue to apply to the  trustee in its  capacity  as  trustee);  the provisions of the Agreements relating to the master servicer,  however,  shall apply to it in its capacity as successor master servicer.

         Upon any  termination  or appointment  of a successor to the master  servicer,  the trustee shall give prompt  written notice  thereof to security  holders of record  pursuant to the Agreements and to the rating agencies.

         The trustee shall  transmit by mail to all  securityholders,  within the number of days specified by the  Agreements  after the occurrence of any Event of Default  actually known to a responsible  officer of the  trustee,  unless  such  Event of  Default  shall  have been  cured,  notice of each such  Event of
Default.  In the event that the security  holders waive the Event of Default  pursuant to the  Agreements, the trustee shall give notice of any such waiver to the rating agencies.

         Upon written request of three or more  securityholders  of record,  for purposes of communicating with other  securityholders  with respect to their rights  under the  Agreements,  the trustee will afford such  securityholders  access during business hours to the most recent list of securityholders held by the trustee.

Some Matters Regarding the Trustee

         As and to the  extent  described  in the  related  prospectus  supplement,  the fees  and  normal disbursements  of any trustee may be the expense of the related master servicer or other specified  person or may be required to be borne by the related issuing entity.

         The trustee for each series of  securities  generally  will be entitled to  indemnification  from amounts held in the Distribution  Account for the series,  for any loss,  liability or expense incurred by the  trustee in  connection  with the  trustee's  acceptance  or  administration  of its trusts  under the related  pooling and  servicing  agreement or indenture  unless the loss,  liability,  cost or expense was incurred  by reason of willful  misfeasance,  bad faith or  negligence  on the part of the  trustee in the performance of its  obligations and duties,  or by reason of its reckless  disregard of its obligations or duties.

Resignation and Removal of the Trustee

         The trustee may resign at any time, in which event the  depositor  will be obligated to appoint a successor  trustee.  The  depositor  may also remove the  trustee if the trustee  ceases to be eligible to continue  under the pooling and servicing  agreement or if the trustee  becomes  insolvent.  Upon becoming aware of the circumstances,  the depositor will be obligated to appoint a successor  trustee.  The trustee may also be  removed at any time by the  holders of  securities  evidencing  not less than the  percentage specified in the related prospectus  supplement of the aggregate  undivided  interests (or, if applicable, voting rights) in the related  issuing  entity.  Any resignation or removal of the trustee and appointment of a successor  trustee will not become  effective  until  acceptance of the  appointment by the successor trustee.  If the trustee resigns or is removed by the depositor,  the expenses  associated with the change of  trustees  will be paid by the former  trustee  and  reimbursed  from the  Distribution  Account by the paying agent.  If the trustee is removed by holders of securities,  such holders shall be responsible  for paying any compensation  payable to a successor  trustee,  in excess of the amount paid to the predecessor trustee.

                                           YIELD CONSIDERATIONS

         The yield to  maturity  of an offered  security  will  depend on the price paid by the holder for the security,  the security  interest rate on a security  entitled to payments of interest (which security interest rate may vary if so specified in the related  prospectus  supplement)  and the rate and timing of principal payments (including prepayments,  defaults,  liquidations and repurchases) on the mortgage loans and the  allocation  thereof to reduce the principal  balance of the security (or notional  amount thereof if applicable) and other factors.

         A class of  securities  may be entitled to  payments  of  interest at a fixed  security  interest rate, a variable  security  interest rate or adjustable  security  interest  rate, or any  combination  of security  interest rates,  each as specified in the related  prospectus  supplement.  A variable  security interest rate may be  calculated  based on the weighted  average of the Net Mortgage  Rates of the related mortgage loans,  or the weighted  average of the interest rates (which may be net of trustee fees) paid on the mortgage  securities,  for the month  preceding the  distribution  date if so specified in the related prospectus supplement.  As will be described in the related prospectus supplement,  the aggregate payments of  interest  on a class of  securities,  and their  yield to  maturity,  will be  affected by the rate of payment of principal on the  securities  (or the rate of reduction in the notional  balance of  securities entitled only to payments of interest),  in the case of securities  evidencing  interests in ARM Loans, by changes in the Net Mortgage  Rates on the ARM Loans,  and in the case of securities  evidencing  interests in  mortgage  securities  with  floating or  variable  rates,  by changes in such rates and the indices on which they are based.  See "Maturity and  Prepayment  Considerations"  below.  The yield on the securities will also be affected by liquidations of mortgage loans following  mortgagor  defaults and by purchases of mortgage  loans in the  event of  breaches  of  representations  and  warranties  made in  respect  of the mortgage loans by the depositor,  the master  servicer and others,  or conversions of ARM Loans to a fixed
interest  rate.  See  "The  Mortgage   Pools—Representations   by  Sellers"  and   "Descriptions   of  the
Securities—Assignment  of Trust Fund Assets" above.  Holders of Strip  Securities or a class of securities having  a  security  interest  rate  that  varies  based  on the  weighted  average  mortgage  rate of the underlying  mortgage loans may be affected by  disproportionate  prepayments  and  repurchases of mortgage loans having higher Net Mortgage Rates or rates applicable to the Strip Securities, as applicable.

         With  respect to any series of  securities,  a period of time will  elapse  between the date upon which payments on the related mortgage loans are due and the  distribution  date on which the payments are passed through to  securityholders.  That delay will effectively  reduce the yield that would otherwise be produced if payments on the mortgage loans were  distributed to  securityholders  on or near the date they were due.

         In general,  if a class of securities is purchased at initial  issuance at a premium and payments of  principal  on the  related  mortgage  loans occur at a rate  faster  than  anticipated  at the time of purchase,  the  purchaser's  actual  yield to  maturity  will be lower  than that  assumed  at the time of purchase.  Similarly,  if a class of  securities  is  purchased  at initial  issuance  at a  discount  and payments of principal on the related  mortgage  loans occur at a rate slower than that assumed at the time of purchase,  the  purchaser's  actual yield to maturity will be lower than that  originally  anticipated.
The  effect  of  principal  prepayments,   liquidations  and  purchases  on  yield  will  be  particularly significant  in the case of a series of  securities  having a class  entitled to payments of interest only or to payments of interest that are  disproportionately  high relative to the principal  payments to which the  class is  entitled.  Such a class  will  likely be sold at a  substantial  premium  to its  principal balance  and any faster  than  anticipated  rate of  prepayments  will  adversely  affect the yield to its holders.  Extremely  rapid  prepayments may result in the failure of such holders to recoup their original investment.  In  addition,  the yield to  maturity  on other  types of  classes of  securities,  including
Accrual  Securities and securities with a security  interest rate which fluctuates  inversely with or at a multiple of an index,  may be relatively more sensitive to the rate of prepayment on the related  mortgage loans than other classes of securities.

         The timing of changes in the rate of principal  payments on or  repurchases of the mortgage loans may  significantly  affect an investor's  actual yield to maturity,  even if the average rate of principal payments  experienced over time is consistent with an investor's  expectation.  In general,  the earlier a prepayment of principal on the  underlying  mortgage  loans or a repurchase  thereof,  the greater will be the  effect on an  investor's  yield to  maturity.  As a result,  the  effect  on an  investor's  yield of principal  payments and  repurchases  occurring at a rate higher (or lower) than the rate  anticipated  by the investor during the period  immediately  following the issuance of a series of securities would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

         When a  principal  prepayment  in full is made on a mortgage  loan,  the  borrower  is  generally charged interest only for the period from the due date of the preceding  scheduled  payment up to the date of the prepayment,  instead of for the full accrual  period,  that is, the period from the due date of the preceding  scheduled  payment up to the due date for the next scheduled  payment.  In addition,  a partial principal  prepayment  may  likewise  be applied as of a date prior to the next  scheduled  due date (and, accordingly,  be  accompanied  by  accrued  interest  for less  than the full  accrual  period).  However, interest accrued and  distributable  on any series of securities on any  distribution  date will generally correspond  to interest  accrued on the  principal  balance of mortgage  loans for their  respective  full accrual periods.  Consequently,  if a prepayment on any mortgage loan is distributable to  securityholders on a particular  distribution  date,  but the prepayment is not  accompanied  by accrued  interest for the full accrual period,  the interest charged to the borrower (net of servicing and  administrative  fees and any retained  interest of the depositor)  may be less than the  corresponding  amount of interest  accrued and otherwise  payable on the related mortgage loan, and a Prepayment  Interest  Shortfall will result. If and to the extent that the  shortfall  is allocated  to a class of offered  securities,  its yield will be adversely  affected.  The  prospectus  supplement  for a series of securities  will describe the manner in which the  shortfalls  will be  allocated  among the classes of the  securities.  If so  specified  in the related  prospectus  supplement,  the master servicer,  or the servicer  servicing the mortgage loan which was prepaid,  will be required to apply some or all of its servicing  compensation  for the  corresponding period to offset the amount of the shortfalls.  The related  prospectus  supplement will also describe any other amounts available to off set the shortfalls.  See "Servicing of Mortgage  Loans—Servicing  and Other
Compensation and Payment of Expenses; Retained Interest" in this prospectus.

         The  issuing  entity  with  respect  to any  series may  include  ARM Loans.  As is the case with conventional,  fixed-rate  mortgage  loans  originated in a high interest  rate  environment  which may be subject  to a greater  rate of  principal  prepayments  when  interest  rates  decrease,  ARM Loans may be subject to a greater rate of principal  prepayments  (or  purchases by the related  servicer or the master servicer)  due to their  refinancing  in a low  interest  rate  environment.  For example,  if  prevailing interest  rates  fall  significantly,  ARM Loans  could be  subject  to higher  prepayment  rates  than if
prevailing   interest   rates  remain   constant   because  the   availability   of  fixed-rate  or  other
adjustable-rate  mortgage loans at competitive  interest rates may encourage mortgagors to refinance their adjustable-rate  mortgages  to  "lock  in" a  lower  fixed  interest  rate  or to  take  advantage  of the availability of other  adjustable-rate  mortgage loans. A rising interest rate environment may also result in an increase in the rate of defaults on the mortgage loans.

         The issuing  entity with  respect to any series may include  convertible  ARM Loans.  Convertible
ARM Loans  may be  subject  to a greater  rate of  principal  prepayments  (or  purchases  by the  related servicer or the master  servicer) due to their  conversion to fixed  interest rate loans in a low interest rate  environment.  The conversion  feature may also be exercised in a rising interest rate environment as mortgagors  attempt to limit their risk of higher  rates.  A rising  interest  rate  environment  may also result in an  increase in the rate of defaults on these  mortgage  loans.  If the related  servicer or the master  servicer  purchases  convertible ARM Loans, a mortgagor's  exercise of the conversion  option will result in a distribution  of the principal  portion thereof to the  securityholders,  as described in this prospectus.  Alternatively,  to the extent a servicer or the master servicer fails to purchase  converting
ARM Loans, the mortgage pool will include fixed-rate mortgage loans.

         The rate of defaults  on the  mortgage  loans will also  affect the rate and timing of  principal payments  on the  mortgage  loans and thus the yield on the  securities.  In  general,  defaults on single family  loans are expected to occur with  greater  frequency in their early years.  The rate of default on single family loans which are refinanced or limited  documentation  mortgage loans, and on mortgage loans, with high  Loan-to-Value  Ratios, may be higher than for other types of mortgage loans.  Furthermore,  the rate and timing of  prepayments,  defaults and  liquidations on the mortgage loans will be affected by the general  economic  condition of the region of the country in which the related  mortgaged  properties  are located.  The risk of  delinquencies  and loss is greater and prepayments are less likely in regions where a weak  or  deteriorating  economy  exists,  as may be  evidenced  by,  among  other  factors,  increasing unemployment or falling property values.

         With respect to some mortgage loans in a mortgage  pool, the mortgage rate at origination  may be below the rate that would result if the index and margin  relating  thereto  were applied at  origination.
Under the  applicable  underwriting  standards,  the mortgagor  under each mortgage loan generally will be qualified,  or the  mortgage  loan  otherwise  approved,  on the basis of the  mortgage  rate in effect at origination.  The  repayment of the mortgage loan may thus be dependent on the ability of the mortgagor to make larger level monthly  payments  following  the  adjustment  of the mortgage  rate.  In addition,  the periodic  increase in the amount paid by the mortgagor of a buydown  mortgage loan during or at the end of the applicable  Buydown  Period may create a greater  financial  burden for the  mortgagor,  who might not have otherwise  qualified for a mortgage under  applicable  underwriting  guidelines,  and may accordingly increase the risk of default with respect to the related mortgage loan.

         The mortgage  rates on ARM Loans subject to negative  amortization  generally  adjust monthly and their amortization  schedules adjust less frequently.  During a period of rising interest rates as well as immediately  after  origination  (initial  mortgage rates are generally  lower than the sum of the Indices applicable  at  origination  and the  related  Note  Margins),  the  amount of  interest  accruing  on the principal  balance  of the  mortgage  loans may  exceed  the  amount of their  minimum  scheduled  monthly payment.  As a result,  a portion of the accrued  interest on  negatively  amortizing  mortgage  loans may become  Deferred  Interest which will be added to the principal  balance thereof and will bear interest at the  applicable  mortgage  rate.  The addition of the Deferred  Interest to the  principal  balance of any related class or classes of securities  will lengthen the weighted  average life thereof and may adversely affect yield to holders  thereof,  depending upon the price at which the  securities  were  purchased.  In addition,  with  respect  to ARM Loans  subject to  negative  amortization,  during a period of  declining interest  rates,  it might be expected that each minimum  scheduled  monthly  payment on the mortgage loan would exceed the amount of scheduled  principal  and accrued  interest on the principal  balance  thereof, and since the excess will be applied to reduce the  principal  balance of the related  class or classes of securities,  the weighted  average life of the  securities  will be reduced and may  adversely  affect the yield to holders thereof, depending upon the price at which the securities were purchased.

                                  MATURITY AND PREPAYMENT CONSIDERATIONS

         As indicated  above under "The  Mortgage  Pools," the original  terms to maturity of the mortgage loans in a given  mortgage  pool will vary  depending  upon the type of  mortgage  loans  included  in the mortgage  pool.  The  prospectus  supplement  for a series of  securities  will contain  information  with respect to the types and  maturities of the mortgage  loans in the related  mortgage  pool. The prepayment experience  with  respect to the mortgage  loans in a mortgage  pool will affect the life and yield of the related series of securities.

         With respect to balloon loans,  payment of the balloon payment (which,  based on the amortization schedule of the mortgage  loans,  is expected to be a  substantial  amount) will  generally  depend on the mortgagor's  ability to obtain  refinancing of the mortgage loans or to sell the mortgaged  property prior to the  maturity  of the  balloon  loan.  The  ability to obtain  refinancing  will  depend on a number of factors  prevailing  at the time  refinancing  or sale is  required,  including  real estate  values,  the mortgagor's  financial  situation,  prevailing mortgage loan interest rates, the mortgagor's equity in the related mortgaged property,  tax laws and prevailing general economic  conditions.  None of the depositor, the master  servicer,  a servicer or any of their  affiliates will be obligated to refinance or repurchase any mortgage loan or to sell the mortgaged property.

         The extent of  prepayments  of  principal  of the  mortgage  loans may be affected by a number of factors,  including  solicitations and the availability of mortgage credit, the relative economic vitality of the area in which the  mortgaged  properties  are located and, in the case of  multifamily,  commercial and mixed-use loans, the quality of management of the mortgage  properties,  the servicing of the mortgage loans,  possible  changes in tax laws and other  opportunities  for investment.  In addition,  the rate of principal  payments  on the  mortgage  loans may be  affected by the  existence  of  lock-out  periods and requirements  that principal  prepayments be  accompanied by prepayment  premiums,  as well as due-on-sale and  due-on-encumbrance  provisions,  and by  the  extent  to  which  the  provisions  may be  practicably enforced.  See "Servicing of Mortgage  Loans—Collection and Other Servicing Procedures" and "Legal Aspects
of the Mortgage  Loans—Enforceability  of Certain  Provisions"  in this  prospectus  for a description  of provisions  of the pooling and servicing  agreement  and legal  aspects of mortgage  loans that may affect the prepayment experience on the mortgage loans.

         The  rate of  prepayment  on a pool of  mortgage  loans is also  affected  by  prevailing  market interest rates for mortgage loans of a comparable  type, term and risk level.  When the prevailing  market interest  rate is below a mortgage  coupon,  a borrower may have an increased  incentive to refinance  its mortgage loan. In addition,  as prevailing  market  interest rates decline,  even borrowers with ARM Loans that have experienced a corresponding  interest rate decline may have an increased  incentive to refinance for  purposes  of either (1)  converting  to a fixed rate loan and  thereby  "locking  in" the rate or (2)
taking  advantage of the initial "teaser rate" (a mortgage  interest rate below what it would otherwise be if the  applicable  index and gross  margin  were  applied)  on another  adjustable  rate  mortgage  loan.
Moreover,  although  the  mortgage  rates on ARM  Loans  will be  subject  to  periodic  adjustments,  the adjustments  generally  will not increase or decrease the mortgage  rates by more than a fixed  percentage amount on each  adjustment  date,  will not  increase the mortgage  rates over a fixed  percentage  amount during the life of any ARM Loan and will be based on an index  (which  may not rise and fall  consistently with  mortgage  interest  rates) plus the related Note Margin  (which may be different  from margins being used at the time for newly  originated  adjustable rate mortgage loans).  As a result,  the mortgage rates on the ARM Loans at any time may not equal the prevailing rates for similar,  newly originated  adjustable rate mortgage  loans.  In high interest rate  environments,  the prevailing  rates on fixed-rate  mortgage loans may be  sufficiently  high in relation to the  then-current  mortgage rates on newly  originated ARM
Loans that the rate of prepayment may increase as a result of  refinancings.  There can be no assurance as to the rate of  prepayments  on the  mortgage  loans  during  any period or over the life of any series of securities.

         If the  applicable  pooling and servicing  agreement  for a series of  securities  provides for a pre-funding  account or other means of funding the transfer of  additional  mortgage  loans to the related
issuing  entity,  as  described  under  "Description  of  the  Securities—Pre-Funding   Account"  in  this
prospectus,  and the  issuing  entity is unable to  acquire  the  additional  mortgage  loans  within  any applicable time limit,  the amounts set aside for the purpose may be applied as principal  payments on one or more  classes  of  securities  of the  series.  See "Yield  Considerations"  in this  prospectus  for a description of certain  provisions of the mortgage loans that may affect the prepayment  experience on the mortgage loans.

         There can be no assurance as to the rate of  prepayment of the mortgage  loans.  The depositor is not aware of any  publicly  available  statistics  relating  to the  principal  prepayment  experience  of diverse  portfolios  of mortgage  loans such as the mortgage  loans over an extended  period of time.  All statistics  known to the  depositor  that have been  compiled  with respect to  prepayment  experience  on mortgage  loans  indicate  that while  some  mortgage  loans may remain  outstanding  until  their  stated
maturities,  a  substantial  number  will  be  paid  prior  to  their  respective  stated  maturities.  No representation  is made as to the  particular  factors  that will affect the  prepayment  of the  mortgage loans or as to the relative importance of these factors.

         As described in this  prospectus  and in the  prospectus  supplement,  the master  servicer,  the depositor,  an affiliate  of the  depositor or a person  specified  in the related  prospectus  supplement
(other than holder of any class of offered certificates,  other than the REMIC Residual  Certificates,  if offered) may have the option to purchase the assets in an issuing  entity and effect early  retirement  of the related  series of  securities.  See "The  Agreements—Termination;  Retirement of  Securities" in this prospectus.

                                     LEGAL ASPECTS OF MORTGAGE LOANS

         The following  discussion  summarizes  legal aspects of mortgage loans that is general in nature.
The  summaries do not purport to be  complete.  They do not reflect the laws of any  particular  state nor the laws of all states in which the  mortgaged  properties  may be situated.  This is because  these legal aspects are governed in part by the law of the state that applies to a particular  mortgaged  property and the laws of the states may vary  substantially.  You should refer to the applicable federal and state laws governing the mortgage loans.

Mortgages

         Each  single  family,  multifamily,  commercial  and  mixed-use  loan  and,  if  applicable,  the
Contracts (in each case other than  cooperative  mortgage  loans),will  be evidenced by a note or bond and secured by an instrument granting a security interest in real property,  which may be a mortgage,  deed of trust or a deed to secure debt,  depending upon the prevailing  practice and law in the state in which the related mortgaged property is located,  and may have first, second or third priority.  Mortgages and deeds to secure debt are referred to as  "mortgages."  Contracts  evidence both the obligation of the obligor to repay the loan  evidenced  thereby  and grant a security  interest in the  related  Manufactured  Homes to secure  repayment  of the loan.  However,  as  Manufactured  Homes have become  larger and often have been attached to their sites  without any  apparent  intention by the  borrowers  to move them,  courts in many states have held that  Manufactured  Homes may become subject to real estate title and recording laws. See
"—Contracts"  below.  In some states,  a mortgage or deed of trust  creates a lien upon the real  property encumbered  by the  mortgage or deed of trust.  However,  in other  states,  the mortgage or deed of trust conveys  legal title to the  property  respectively,  to the  mortgagee or to a trustee for the benefit of the mortgagee subject to a condition  subsequent (i.e., the payment of the indebtedness  secured thereby).
The lien  created  by the  mortgage  or deed of trust is not prior to the lien for real  estate  taxes and assessments  and other charges  imposed under  governmental  police  powers.  Priority  between  mortgages depends  on their  terms or on the terms of  separate  subordination  or  inter-creditor  agreements,  the knowledge of the parties in some cases and  generally on the order of  recordation  of the mortgage in the appropriate  recording  office.  There are two parties to a mortgage,  the mortgagor,  who is the borrower and  homeowner,  and the  mortgagee,  who is the lender.  Under the  mortgage  instrument,  the  mortgagor delivers to the  mortgagee a note or bond and the mortgage.  In the case of a land trust,  there are three parties  because  title to the  property is held by a land trustee  under a land trust  agreement of which the borrower is the  beneficiary;  at origination  of a mortgage  loan,  the borrower  executes a separate undertaking  to make payments on the mortgage note.  Although a deed of trust is similar to a mortgage,  a deed of trust has three parties:  the trustor who is the  borrower-homeowner;  the  beneficiary who is the lender;  and a third-party  grantee  called the trustee.  Under a deed of trust,  the borrower  grants the property,  irrevocably  until the debt is paid, in trust,  generally  with a power of sale, to the trustee to secure  payment  of the  obligation.  The  trustee's  authority  under a deed of trust,  the  grantee's authority under a deed to secure debt and the  mortgagee's  authority under a mortgage are governed by the law of the state in which the real  property is located,  the  express  provisions  of the deed of trustor mortgage, and, in deed of trust transactions, the directions of the beneficiary.

Cooperative Mortgage Loans

         If specified in the  prospectus  supplement  relating to a series of  certificates,  the mortgage loans and Contracts may include  cooperative  mortgage loans.  Each mortgage note evidencing a cooperative mortgage loan will be secured by a security interest in shares issued by the related  Cooperative,  and in the related  proprietary  lease or  occupancy  agreement  granting  exclusive  rights to occupy a specific dwelling unit in the  Cooperative's  building.  The security  agreement will create a lien upon the shares of the  Cooperative,  the  priority  of which  will  depend  on,  among  other  things,  the  terms of the particular  security  agreement as well as the order of  recordation  and/or  filing of the  agreement (or financing statements related thereto) in the appropriate recording office.

         Cooperative  buildings  relating to the cooperative  mortgage loans are located  primarily in the
State of New York.  Generally,  each Cooperative owns in fee or has a long-term  leasehold interest in all the real  property and owns in fee or leases the building and all separate  dwelling  units  therein.  The
Cooperative is directly  responsible for property  management  and, in most cases,  payment of real estate taxes,  other  governmental  impositions  and hazard and  liability  insurance.  If there is an underlying mortgage (or  mortgages) on the  Cooperative's  building or underlying  land, as is generally the case, or an  underlying  lease of the land,  as is the case in some  instances,  the  Cooperative,  as mortgagor or lessor,  as the case may be, is also  responsible  for fulfilling the mortgage or rental  obligations.  An underlying  mortgage  loan is  ordinarily  obtained  by the  Cooperative  in  connection  with  either the construction  or purchase of the  Cooperative's  building or the obtaining of capital by the  Cooperative.
The  interest  of the  occupant  under  proprietary  leases  or  occupancy  agreements  as to  which  that
Cooperative  is the  landlord is  generally  subordinate  to the  interest of the holder of an  underlying mortgage  and to the  interest of the holder of a land  lease.  If the  Cooperative  is unable to meet the payment  obligations  (1) arising  under an  underlying  mortgage,  the  mortgagee  holding an  underlying mortgage could foreclose on that mortgage and terminate all subordinate  proprietary  leases and occupancy agreements  or (2) arising  under its land lease,  the holder of the  landlord's  interest  under the land lease could terminate it and all subordinate  proprietary  leases and occupancy  agreements.  In addition, an  underlying  mortgage on a  Cooperative  may provide  financing in the form of a mortgage that does not fully amortize,  with a significant  portion of principal being due in one final payment at maturity.  The inability  of the  Cooperative  to  refinance a mortgage  and its  consequent  inability to make the final payment could lead to  foreclosure by the mortgagee.  Similarly,  a land lease has an expiration  date and the inability of the Cooperative to extend its term or, in the  alternative,  to purchase the land,  could lead to  termination of the  Cooperative's  interest in the property and  termination  of all  proprietary leases and occupancy  agreements.  In either event, a foreclosure by the holder of an underlying  mortgage or the  termination of the underlying  lease could  eliminate or  significantly  diminish the value of any collateral held by the mortgagee who financed the purchase by an individual  tenant-stockholder  of shares of the  Cooperative  or, in the case of the  mortgage  loans,  the  collateral  securing  the  cooperative mortgage loans.

         Each  Cooperative is owned by  shareholders  (referred to as  tenant-stockholders)  who,  through ownership  of stock or shares in the  Cooperative,  receive  proprietary  leases or  occupancy  agreements which  confer  exclusive  rights  to occupy  specific  dwellings.  Generally,  a  tenant-stockholder  of a
Cooperative  must make a monthly  payment to the  Cooperative  pursuant to the  proprietary  lease,  which payment  represents the  tenant-stockholder's  proportional  share of the  Cooperative's  payments for its underlying  mortgage,  real property taxes,  maintenance  expenses and other capital or ordinary expenses.
An  ownership  interest in a  Cooperative  and  accompanying  occupancy  rights may be financed  through a cooperative  mortgage  loan  evidenced by a mortgage  note and secured by an  assignment of and a security interest in the occupancy  agreement or  proprietary  lease and a security  interest in the related shares of the related  Cooperative.  The mortgagee  generally  takes  possession of the share  certificate  and a counterpart  of the  proprietary  lease or  occupancy  agreement  and a financing  statement  covering the proprietary  lease or occupancy  agreement and the Cooperative  shares is filed in the  appropriate  state and local  offices to perfect the  mortgagee's  interest  in its  collateral.  Subject to the  limitations discussed below, upon default of the  tenant-stockholder,  the lender may sue for judgment on the mortgage note,  dispose of the collateral at a public or private sale or otherwise  proceed  against the collateral or  tenant-stockholder  as an individual as provided in the security  agreement covering the assignment of the proprietary lease or occupancy  agreement and the pledge of Cooperative  shares.  See "—Foreclosure on
Shares of Cooperatives" below.

Tax Aspects of Cooperative Ownership

         In  general,  a  "tenant-stockholder"  (as  defined  in  Section  216(b)(2)  of  the  Code)  of a corporation  that  qualifies  as a  "cooperative  housing  corporation"  within  the  meaning  of  Section
216(b)(1) of the Code is allowed a deduction  for amounts  paid or accrued  within his taxable year to the corporation  representing his proportionate  share of interest expenses and real estate taxes allowable as a deduction  under Section 216(a) of the Code to the  corporation  under Sections 163 and 164 of the Code.
In order for a corporation  to qualify  under Section  216(b)(1) of the Code for its taxable year in which the items are  allowable as a deduction to the  corporation,  that section  requires,  among other things, that at least 80% of the gross  income of the  corporation  be derived  from its  tenant-stockholders.  By virtue of this  requirement,  the status of a  corporation  for purposes of Section  216(b)(1) of the Code must be determined on a year-to-year  basis.  Consequently,  there can be no assurance  that  Cooperatives relating to the  cooperative  mortgage  loans will qualify under the section for any  particular  year. In the event  that the  Cooperative  fails to  qualify  for one or more  years,  the value of the  collateral securing any related  cooperative  mortgage  loans could be  significantly  impaired  because no deduction would be allowable to tenant-  stockholders  under Section 216(a) of the Code with respect to those years.
In view of the  significance  of the tax  benefits  accorded  tenant-stockholders  of a  corporation  that qualifies  under  Section  216(b)(1)  of the Code,  the  likelihood  that a failure  would be permitted to continue over a period of years appears remote.

Leases and Rents

         Mortgages that encumber  income-producing  multifamily and commercial properties often contain an assignment  of rents and  leases,  pursuant  to which the  borrower  assigns to the lender the  borrower's right,  title and interest as landlord  under each lease and the income derived  therefrom,  while (unless rents are to be paid  directly  to the lender)  retaining a revocable  license to collect the rents for so long as there is no default.  If the borrower defaults,  the license terminates and the lender is entitled to collect  the rents.  Local law may require  that the lender  take  possession  of the  property  and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

Contracts

         Under  the  laws of most  states,  manufactured  housing  constitutes  personal  property  and is subject to the motor vehicle  registration  laws of the state or other  jurisdiction  in which the unit is located. In a few states,  where certificates of title are not required for manufactured  homes,  security interests are perfected by the filing of a financing  statement  under Article 9 of the UCC which has been adopted by all states.  Financing  statements  are  effective  for five years and must be renewed prior to the end of each five year  period.  The  certificate  of title  laws  adopted  by the  majority  of states provide that ownership of motor vehicles and  manufactured  housing shall be evidenced by a certificate of title  issued by the motor  vehicles  department  (or a similar  entity) of the state.  In the states that have enacted  certificate of title laws, a security  interest in a unit of manufactured  housing,  so long as it is not  attached to land in so permanent a fashion as to become a fixture,  is  generally  perfected by the  recording  of the  interest  on the  certificate  of title to the  unit in the  appropriate  motor vehicle  registration  office  or by  delivery  of the  required  documents  and  payment  of a fee to the appropriate motor vehicle registration office, depending on state law.

         The master  servicer  will be required  under the  related  pooling and  servicing  agreement  or servicing  agreement  to, or to cause the servicer of the Contract to,  effect the notation or delivery of the required  documents and fees, and to obtain  possession of the  certificate  of title,  as appropriate under  the laws of the state in which  any  Manufactured  Home is  registered.  In the  event  the  master servicer or servicer,  as applicable,  fails, due to clerical errors or otherwise,  to effect the notation or delivery,  or files the  security  interest  under the wrong law (for  example,  under a motor  vehicle title  statute  rather than under the UCC,  in a few  states),  the trustee may not have a first  priority security interest in the Manufactured Home securing a Contract.  As Manufactured  Homes have become larger and often have been  attached to their sites  without any  apparent  intention  by the  borrowers  to move them,  courts in many states have held that  Manufactured  Homes may become  subject to real estate  title and  recording  laws.  As a  result,  a  security  interest  in a  Manufactured  Home  could  be  rendered subordinate  to the interests of other  parties  claiming an interest in the home under  applicable  state real estate law. In order to perfect a security  interest in a  Manufactured  Home under real estate laws, the holder of the security  interest must file either a "fixture  filing" under the  provisions of the UCC or a real  estate  mortgage  under the real  estate  laws of the state  where the home is  located.  These filings  must be made in the  real  estate  records  office  of the  county  where  the  home is  located.
Generally,  Contracts  will contain  provisions  prohibiting  the obligor from  permanently  attaching the
Manufactured  Home to its site.  So long as the  obligor  does not  violate  this  agreement,  a  security interest in the  Manufactured  Home will be governed by the  certificate of title laws or the UCC, and the notation of the security  interest on the certificate of title or the filing of a UCC financing  statement will be  effective  to maintain  the  priority of the  security  interest in the  Manufactured  Home.  If, however,  a Manufactured Home is permanently  attached to its site, other parties could obtain an interest in the  Manufactured  Home that is prior to the security  interest  originally  retained by the Seller and transferred to the depositor.

         The depositor will assign or cause to be assigned a security  interest in the Manufactured  Homes to the  trustee,  on behalf of the  securityholders.  Neither  the  depositor,  the master  servicer,  any servicer,  nor the trustee will amend the certificates of title to identify the trustee,  on behalf of the securityholders,  as the new secured party and, accordingly,  the depositor or the Seller will continue to be named as the secured party on the  certificates  of title relating to the  Manufactured  Homes. In most states,  the assignment is an effective  conveyance of the security interest without amendment of any lien noted on the related  certificate  of title and the new secured party succeeds to the  depositor's  rights as the secured  party.  However,  in some states there exists a risk that,  in the absence of an amendment to the certificate of title, the assignment of the security  interest might not be held effective  against creditors of the depositor or Seller.

         In the absence of fraud,  forgery or permanent  affixation of the  Manufactured  Home to its site by the Manufactured  Home owner, or  administrative  error by state recording  officials,  the notation of the lien of the  depositor  on the  certificate  of title or delivery of the required  documents  and fees will be sufficient to protect the trustee  against the rights of subsequent  purchasers of a  Manufactured
Home or  subsequent  lenders  who take a security  interest  in the  Manufactured  Home.  If there are any
Manufactured  Homes as to which the  depositor has failed to perfect or cause to be perfected the security interest  assigned to the issuing  entity,  the security  interest would be subordinate  to, among others, subsequent  purchasers for value of Manufactured Homes and holders of perfected security interests.  There also exists a risk in not identifying the trustee,  on behalf of the  securityholders,  as the new secured party on the  certificate  of title  that,  through  fraud or  negligence,  the  security  interest of the trustee could be released.

         In the event that the owner of a  Manufactured  Home moves it to a state  other than the state in which the  Manufactured  Home  initially  is  registered,  under  the laws of most  states  the  perfected security  interest in the  Manufactured  Home would  continue  for four months  after the  relocation  and thereafter until the owner  re-registers the  Manufactured  Home in the state of relocation.  If the owner were to relocate a  Manufactured  Home to another  state and  re-register  the  Manufactured  Home in that state,  and if the  depositor did not take steps to re-perfect  its security  interest in that state,  the security  interest in the  Manufactured  Home would cease to be perfected.  A majority of states generally require  surrender  of a  certificate  of title to  re-register  a  Manufactured  Home;  accordingly,  the depositor must surrender  possession if it holds the certificate of title to the Manufactured  Home or, in the case of  Manufactured  Homes  registered  in states that provide for notation of lien,  the  depositor would  receive  notice of  surrender  if the security  interest in the  Manufactured  Home is noted on the certificate of title.  Accordingly,  the depositor  would have the  opportunity to re-perfect its security interest  in the  Manufactured  Home  in the  state  of  relocation.  In  states  that  do not  require  a certificate of title for registration of a Manufactured  Home,  re-registration  could defeat  perfection.
Similarly,  when an obligor under a manufactured  housing  conditional sales contract sells a Manufactured
Home,  the obligee must  surrender  possession of the  certificate of title or it will receive notice as a result of its lien noted thereon and accordingly  will have an opportunity to require  satisfaction of the related  manufactured  housing  conditional  sales contract before release of the lien. Under each related pooling and servicing  agreement or servicing  agreement,  the master servicer will be obligated to, or to cause each of the servicers of the Contracts to, take these steps,  at the master  servicer's or servicers expense, as are necessary to maintain perfection of security interests in the Manufactured Homes.

         Under the laws of most states,  liens for repairs  performed on a Manufactured Home take priority even over a perfected  security  interest.  The depositor  will obtain the  representation  of the related
Seller that it has no  knowledge of any of these liens with respect to any  Manufactured  Home  securing a
Contract.  However,  these liens could arise at any time during the term of a Contract.  No notice will be given to the trustee or securityholders in the event this type of lien arises.

Foreclosure on Mortgages and Some Contracts

         Foreclosure of a deed of trust is generally  accomplished by a non-judicial  trustee's sale under a specific  provision  in the deed of trust which  authorizes  the trustee to sell the  property  upon any default  by the  borrower  under  the  terms of the  note or deed of  trust.  In  addition  to any  notice requirements  contained in a deed of trust,  in some  states,  the trustee must record a notice of default and send a copy to the  borrower-  trustor  and to any  person who has  recorded  a request  for a copy of notice of default and notice of sale. In addition,  the trustee must provide  notice in some states to any other individual having an interest of record in the real property,  including any junior lienholders.  If the deed of trust is not  reinstated  within a  specified  period,  a notice  of sale  must be posted in a public place and, in most states,  published for a specific  period of time in one or more newspapers in a specified  manner prior to the date of trustee's  sale.  In addition,  some state laws require that a copy of the notice of sale be posted on the  property  and sent to all parties  having an interest of record in the real property.

         In some states,  the  borrower-trustor  has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general,  in these states, the borrower,  or any other person having a junior  encumbrance  on the real estate,  may,  during a  reinstatement  period,  cure the default by paying the entire  amount in arrears  plus the costs and  expenses  incurred in  enforcing  the obligation.

         Foreclosure of a mortgage is generally  accomplished by judicial  action.  Generally,  the action is initiated by the service of legal  pleadings  upon all parties having an interest of record in the real property.  Delays in completion of the foreclosure may occasionally  result from  difficulties in locating necessary  parties.  Judicial  foreclosure  proceedings  are often not contested by any of the  applicable parties.  If the mortgagee's right to foreclose is contested,  the legal proceedings  necessary to resolve the issue can be time-consuming.

         In the case of  foreclosure  under either a mortgage or a deed of trust,  the sale by the referee or other  designated  officer or by the trustee is a public  sale.  However,  because of the  difficulty a potential  buyer at the sale would have in determining  the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure  proceedings,  it is uncommon for a third party to  purchase  the  property  at a  foreclosure  sale.  Rather,  it is common for the lender to purchase  the  property  from the  trustee  or  referee  for a credit bid less than or equal to the unpaid principal  amount of the note plus the accrued and unpaid  interest  and the  expense of  foreclosure,  in which case the  mortgagor's  debt will be  extinguished  unless the lender  purchases  the  property for a lesser  amount in order to preserve  its right  against a borrower to seek a  deficiency  judgment and the remedy is  available  under state law and the  related  loan  documents.  In the same  states,  there is a statutory  minimum  purchase  price which the lender may offer for the property and  generally,  state law controls the amount of foreclosure costs and expenses,  including  attorneys' fees, which may be recovered by a lender.  Thereafter,  subject to the right of the  borrower  in some  states to remain in  possession during the  redemption  period,  the lender  will  assume the burdens of  ownership,  including  obtaining hazard  insurance,  paying taxes and making the repairs at its own expense as are  necessary to render the property  suitable for sale.  Generally,  the lender will obtain the services of a real estate  broker and pay  the  broker's  commission  in  connection  with  the  sale of the  property.  Depending  upon  market conditions,  the ultimate  proceeds of the sale of the property may not equal the lender's  investment  in the property  and, in some states,  the lender may be entitled to a deficiency  judgment.  Any loss may be reduced by the receipt of any  mortgage  insurance  proceeds or other  forms of credit  enhancement  for a series of certificates. See "Description of Credit Enhancement" in this prospectus.

         A junior  mortgagee  may not  foreclose  on the  property  securing a junior  mortgage  unless it forecloses  subject to the senior  mortgages.  The junior  mortgagee must either pay the entire amount due on the  senior  mortgages  prior  to or at the time of the  foreclosure  sale or  undertake  to pay on any senior  mortgages  on which the  mortgagor is currently  in default.  Under either  course of action,  the junior  mortgagee  may add the amounts paid to the balance due on the junior loan,  and may be  subrogated to the  rights of the senior  mortgagees.  In  addition,  in the event  that the  foreclosure  of a junior mortgage triggers the enforcement of a "due-on-sale"  clause,  the junior mortgagee may be required to pay the full amount of the senior  mortgages  to the senior  mortgagees.  Accordingly,  with  respect to those single family loans which are junior mortgage loans,  if the lender  purchases the property,  the lender's title will be subject to all senior liens and claims and  governmental  liens.  The  proceeds  received by the referee or trustee  from the sale are applied  first to the costs,  fees and expenses of sale and then in  satisfaction  of the  indebtedness  secured by the  mortgage or deed of trust under which the sale was conducted.  Any remaining  proceeds are generally  payable to the holders of junior  mortgages or deeds of trust and other liens and claims in order of their  priority,  whether or not the  borrower is in default.
Any  additional  proceeds are generally  payable to the mortgagor or trustor.  The payment of the proceeds to the holders of junior  mortgages  may occur in the  foreclosure  action of the senior  mortgagee or may require the institution of separate legal proceeds.

         In foreclosure,  courts have imposed general equitable  principles.  The equitable principles are generally  designed  to  relieve  the  borrower  from the  legal  effect  of its  defaults  under the loan documents.  Examples of judicial remedies that have been fashioned include judicial  requirements that the lender  undertake  affirmative  and expensive  actions to determine the causes for the borrower's  default and the  likelihood  that the borrower  will be able to  reinstate  the loan.  In some cases,  courts have substituted  their judgment for the lender's  judgment and have required that lenders  reinstate  loans or recast  payment  schedules in order to accommodate  borrowers who are suffering  from temporary  financial disability.  In other  cases,  courts  have  limited the right of the lender to  foreclose  if the default under the mortgage  instrument is not monetary,  such as the borrower's failure to adequately maintain the property or the  borrower's  execution  of a second  mortgage  or deed of trust  affecting  the  property.
Finally,  some  courts  have been faced with the issue of whether or not  federal or state  constitutional provisions  reflecting due process  concerns for adequate  notice  require that  borrowers  under deeds of trust or  mortgages  receive  notices in addition  to the  statutorily-prescribed  minimums.  For the most part,  these cases have upheld the notice  provisions as being reasonable or have found that the sale by a trustee under a deed of trust,  or under a mortgage  having a power of sale,  does not involve  sufficient state action to afford constitutional protection to the borrower.

Foreclosure on Shares of Cooperatives

         The Cooperative shares owned by the  tenant-stockholder,  together with the rights of the tenant-
stockholder  under the  proprietary  lease or occupancy  agreement,  are pledged to the lender and are, in almost all cases,  subject to  restrictions on transfer as set forth in the  Cooperative's  certificate of incorporation  and by-laws,  as well as in the proprietary lease or occupancy  agreement.  The Cooperative may cancel the proprietary lease or occupancy  agreement,  even while pledged,  for failure by the tenant-
stockholder to pay the obligations or charges owed by the  tenant-stockholder,  including mechanics' liens against  the  Cooperative's  building  incurred  by the  tenant-stockholder.  Generally,  obligations  and charges  arising under a proprietary  lease or occupancy  agreement  which are owed to the Cooperative are made liens upon the shares to which the proprietary  lease or occupancy  agreement  relates.  In addition, the  Cooperative  may  generally  terminate a  proprietary  lease or occupancy  agreement in the event the borrower breaches its covenants in the proprietary  lease or occupancy  agreement.  Typically,  the lender and the  Cooperative  enter into a  recognition  agreement  which,  together  with any  lender  protection provisions  contained  in the  proprietary  lease or  occupancy  agreement,  establishes  the  rights  and obligations of both parties in the event of a default by the  tenant-stockholder  on its obligations under the proprietary lease or occupancy agreement.  A default by the  tenant-stockholder  under the proprietary lease or occupancy  agreement will usually  constitute a default under the security  agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the  tenant-stockholder  has defaulted  under the proprietary  lease or occupancy  agreement,  the  Cooperative  will take no action to terminate the lease or agreement  until the lender has been provided with notice of and an  opportunity to cure  the  default.  The  recognition  agreement  typically  provides  that if the  proprietary  lease  or occupancy  agreement is terminated,  the  Cooperative  will  recognize the lender's lien against  proceeds from a sale of the shares and the  proprietary  lease or occupancy  agreement  allocated to the  dwelling, subject,  however,  to the  Cooperative's  right to sums due  under  the  proprietary  lease or  occupancy agreement  or which have  become  liens on the  shares  relating  to the  proprietary  lease or  occupancy agreement.  The  total  amount  owed  to the  Cooperative  by the  tenant-stockholder,  which  the  lender generally  cannot  restrict and does not  monitor,  could  reduce the amount  realized  upon a sale of the collateral  below the  outstanding  principal  balance of the  cooperative  mortgage  loan and accrued and unpaid interest on the loan.

         Recognition  agreements  also  generally  provide  that in the event the lender  succeeds  to the tenant-  shareholder's  shares and  proprietary  lease or  occupancy  agreement as the result of realizing upon its  collateral  for a cooperative  mortgage  loan, the lender must obtain the approval or consent of the board of directors of the Cooperative as required by the  proprietary  lease before  transferring  the
Cooperative  shares or assigning the  proprietary  lease.  The approval or consent is usually based on the prospective  purchaser's  income and net worth,  among other  factors,  and may  significantly  reduce the number of potential  purchasers,  which could limit the ability of the lender to sell and realize upon the value of the  collateral.  Generally,  the lender is not  limited in any rights it may have to  dispossess the tenant-stockholder.

         Because  of  the  nature  of   cooperative   mortgage   loans,   lenders  do  not   require   the
tenant-stockholder  (i.e.,  the  borrower)  to  obtain  title  insurance  of any type.  Consequently,  the existence of any prior liens or other  imperfections  of title  affecting  the  Cooperative's  building or real estate also may adversely  affect the  marketability  of the shares allocated to the dwelling unit in the event of foreclosure.

         In New York,  foreclosure on the Cooperative  shares is accomplished by public sale in accordance with the  provisions  of  Article  9 of the New  York UCC and the  security  agreement  relating  to those shares.  Article 9 of the New York UCC requires  that a sale be conducted in a  "commercially  reasonable"
manner.  Whether a sale has been conducted in a "commercially  reasonable" manner will depend on the facts in each case. In determining commercial  reasonableness,  a court will look to the notice given the debtor and the  method,  manner,  time,  place  and  terms  of the sale and the  sale  price.  Generally,  a sale conducted  according to the usual  practice of banks selling  similar  collateral in the same area will be considered reasonably conducted.

         Article 9 of the UCC  provides  that the  proceeds  of the sale will be applied  first to pay the costs and  expenses  of the sale and then to satisfy the  indebtedness  secured by the  lender's  security
interest.   The  recognition   agreement,   however,   generally  provides  that  the  lender's  right  to
reimbursement  is  subject  to the right of the  Cooperative  corporation  to  receive  sums due under the proprietary  lease or occupancy  agreement.  If there are proceeds  remaining,  the lender must account to the tenant-stockholder for the surplus.  Conversely,  if a portion of the indebtedness remains unpaid, the tenant-stockholder  is generally  responsible for the deficiency.  See  "—Anti-Deficiency  Legislation and other Limitations on Lenders" below.

Repossession with respect to Contracts

         General.  Repossession  of  manufactured  housing is  governed  by state  law. A few states  have enacted  legislation that requires that the debtor be given an opportunity to cure its default  (typically
30 days to bring the account  current) before  repossession can commence.  So long as a manufactured  home has not become so attached  to real  estate  that it would be treated as a part of the real  estate  under the law of the state  where it is  located,  repossession  of the home in the  event of a  default  by the obligor  generally  will be governed by the UCC (except in  Louisiana).  Article 9 of the UCC provides the statutory  framework  for the  repossession  of  manufactured  housing.  While the UCC as  adopted  by the various states may vary in small particulars,  the general repossession  procedure  established by the UCC is as follows:

1.       Except in those  states  where the  debtor  must  receive  notice of the right to cure a default, repossession  can commence  immediately  upon default without prior notice.  Repossession  may be effected either through  self-help  (peaceable  retaking  without court order),  voluntary  repossession or through judicial  process  (repossession  pursuant  to  court-issued  writ  of  replevin).  The  self-help  and/or voluntary  repossession  methods  are more  commonly  employed,  and are  accomplished  simply by retaking possession  of the  manufactured  home.  In cases in which the  debtor  objects  or  raises a  defense  to repossession,  a court order must be obtained from the appropriate  state court, and the manufactured home must then be  repossessed  in  accordance  with that  order.  Whether the method  employed  is  self-help, voluntary  repossession  or judicial  repossession,  the  repossession  can be  accomplished  either by an actual physical removal of the manufactured  home to a secure location for  refurbishment and resale or by removing the occupants and their belongings from the manufactured  home and maintaining  possession of the manufactured  home on the location where the occupants were residing.  Various  factors may affect whether the  manufactured  home is  physically  removed  or left on  location,  such as the nature and term of the lease of the site on which it is  located  and the  condition  of the unit.  In many  cases,  leaving  the manufactured  home on location is  preferable,  in the event that the home is already set up,  because the expenses of  retaking  and  redelivery  will be saved.  However,  in those cases where the home is left on location, expenses for site rentals will usually be incurred.

2.       Once  repossession  has  been  achieved,  preparation  for  the  subsequent  disposition  of  the manufactured  home can  commence.  The  disposition  may be by public or private sale provided the method, manner, time, place and terms of the sale are commercially reasonable.

3.       Sale proceeds are to be applied first to repossession  expenses  (expenses  incurred in retaking, storage,  preparing for sale to include  refurbishing  costs and selling) and then to  satisfaction of the indebtedness.  While some states impose  prohibitions  or limitations  on deficiency  judgments if the net proceeds  from resale do not cover the full amount of the  indebtedness,  the remainder may be sought from the debtor in the form of a deficiency  judgment in those states that do not prohibit or limit  deficiency judgments.  The  deficiency  judgment  is a  personal  judgment  against  the  debtor  for the  shortfall.
Occasionally,  after resale of a manufactured home and payment of all expenses and indebtedness,  there is a surplus of funds.  In that case, the UCC requires the party suing for the  deficiency  judgment to remit the surplus to the debtor.  Because the defaulting owner of a manufactured  home generally has very little capital or income  available  following  repossession,  a  deficiency  judgment  may not be sought in many cases or, if  obtained,  will be settled at a  significant  discount  in light of the  defaulting  owner's strained financial condition.

         Louisiana  Law.  Any  contract  secured  by a  manufactured  home  located in  Louisiana  will be governed by Louisiana  law rather than Article 9 of the UCC.  Louisiana  laws provide  similar  mechanisms for perfection and  enforcement of security  interests in  manufactured  housing used as collateral for an installment sale contract or installment loan agreement.

         Under Louisiana law, a manufactured  home that has been  permanently  affixed to real estate will nevertheless  remain subject to the motor vehicle  registration  laws unless the obligor and any holder of a security  interest in the property  execute and file in the real estate  records for the parish in which the property is located a document  converting  the unit into real property.  A manufactured  home that is converted  into  real  property  but is then  removed  from  its site can be  converted  back to  personal property  governed by the motor  vehicle  registration  laws if the  obligor  executes  and files  various documents in the  appropriate  real estate records and all mortgagees  under real estate  mortgages on the property and the land to which it was affixed file releases with the motor vehicle commission.

         So long as a manufactured  home remains  subject to the Louisiana  motor vehicle laws,  liens are recorded  on  the  certificate  of  title  by the  motor  vehicle  commissioner  and  repossession  can be accomplished by voluntary consent of the obligor,  executory process (repossession  proceedings which must be  initiated  through  the  courts  but which  involve  minimal  court  supervision)  or a civil suit for possession.  In  connection  with a voluntary  surrender,  the obligor  must be given a full  release from liability for all amounts due under the contract.  In executory  process  repossessions,  a sheriff's sale
(without  court  supervision)  is permitted,  unless the obligor  brings suit to enjoin the sale,  and the lender is prohibited  from seeking a deficiency  judgment  against the obligor unless the lender  obtained an  appraisal  of the  manufactured  home  prior  to the  sale  and the  property  was  sold  for at least two-thirds of its appraised value.

Rights of Redemption

         Single Family,  Multifamily and Commercial  Properties.  The purposes of a foreclosure  action in respect of a  mortgaged  property  is to enable the lender to  realize  upon its  security  and to bar the borrower,  and all  persons  who  have  interests  in the  property  that are  subordinate  to that of the foreclosing  lender,  from exercise of their "equity of redemption".  The doctrine of equity of redemption provides  that,  until the property  encumbered by a mortgage has been sold in accordance  with a properly conducted  foreclosure and foreclosure  sale,  those having  interests that are subordinate to that of the foreclosing  lender  have an equity of  redemption  and may redeem the  property by paying the entire debt with  interest.  Those  having an equity of  redemption  must  generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

         The equity of  redemption  is a common-law  (non-statutory)  right which should be  distinguished from post-sale statutory rights of redemption.  In some states,  after sale pursuant to a deed of trust or foreclosure  of a mortgage,  the borrower and foreclosed  junior  lienors are given a statutory  period in which to redeem the  property.  In some states,  statutory  redemption  may occur only upon payment of the foreclosure  sale price.  In other states,  redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory  right of  redemption is to diminish the ability of the lender to sell the  foreclosed  property  because the exercise of a right of  redemption  would defeat the title of any purchase  through a foreclosure.  Consequently,  the practical effect of the redemption right is to force the lender to maintain the property  and pay the  expenses of ownership  until the  redemption period has expired.  In some states,  a post-sale  statutory  right of  redemption  may exist  following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

         Manufactured  Homes.  While state laws do not usually require notice to be given to debtors prior to  repossession,  many states do require  delivery of a notice of default  and of the  debtor's  right to cure defaults  before  repossession.  The law in most states also requires that the debtor be given notice of sale  prior to the resale of the home so that the owner may redeem at or before  resale.  In  addition, the sale must comply with the requirements of the UCC.

Anti-Deficiency Legislation and Other Limitations on Lenders

         Single  Family,   Multifamily  and  Commercial   Loans.   Some  states  have  imposed   statutory
prohibitions  which limit the  remedies  of a  beneficiary  under a deed of trust or a  mortgagee  under a mortgage.  In some  states  (including  California),  statutes  limit  the  right  of the  beneficiary  or mortgagee to obtain a deficiency  judgment  against the borrower  following  non-judicial  foreclosure  by power of sale. A deficiency  judgment is a personal  judgment  against the former  borrower  equal in most cases to the  difference  between the net amount  realized  upon the public sale of the real  property and the  amount  due to the  lender.  In the case of a mortgage  loan  secured by a property  owned by a trust where the  mortgage  note is  executed on behalf of the trust,  a  deficiency  judgment  against the trust following  foreclosure or sale under a deed of trust,  even if obtainable  under applicable law, may be of little value to the mortgagee or  beneficiary  if there are no trust assets  against which the  deficiency judgment  may be  executed.  Some state  statutes  require the  beneficiary  or  mortgagee  to exhaust the security  afforded  under a deed of trust or  mortgage  by  foreclosure  in an attempt to satisfy the full debt before  bringing a personal action against the borrower.  In other states,  the lender has the option of bringing a personal  action  against the borrower on the debt without  first  exhausting  the security;
however in some of these states,  the lender,  following judgment on the personal action, may be deemed to have  elected a remedy and may be  precluded  from  exercising  remedies  with  respect  to the  security.
Consequently,  the practical effect of the election requirement,  in those states permitting the election, is that lenders will usually  proceed  against the security  first rather than bringing a personal  action against the  borrower.  Finally,  in some  states,  statutory  provisions  limit any  deficiency  judgment against the former borrower  following a foreclosure to the excess of the  outstanding  debt over the fair value of the  property at the time of the public  sale.  The purpose of these  statutes  is  generally  to prevent a  beneficiary  or  mortgagee  from  obtaining  a large  deficiency  judgment  against  the former borrower as a result of low or no bids at the judicial sale.

         Generally,  Article 9 of the UCC  governs  foreclosure  on  Cooperative  Shares  and the  related proprietary lease or occupancy  agreement.  Some courts have interpreted  Article 9 to prohibit or limit a deficiency award in some  circumstances,  including  circumstances where the disposition of the collateral
(which,  in the case of a  cooperative  mortgage  loan,  would be the  shares of the  Cooperative  and the related proprietary lease or occupancy agreement) was not conducted in a commercially reasonable manner.

         In addition to laws limiting or  prohibiting  deficiency  judgments,  numerous  other federal and state  statutory  provisions,  including the federal  bankruptcy  laws and state laws affording  relief to debtors,  may  interfere  with or affect  the  ability of the  secured  mortgage  lender to  realize  upon collateral or enforce a deficiency  judgment.  For example,  under the federal Bankruptcy Code,  virtually all actions  (including  foreclosure  actions and deficiency  judgment  proceedings) to collect a debt are automatically  stayed upon the filing of the  bankruptcy  petition  and,  often,  no interest or principal payments  are made  during the  course of the  bankruptcy  case.  The delay and the  consequences  thereof caused by the  automatic  stay can be  significant.  Also,  under the  Bankruptcy  Code,  the  filing of a petition  in a  bankruptcy  by or on behalf of a junior  lienor may stay the  senior  lender  from  taking action to foreclose out the junior lien.  Moreover,  with respect to federal  bankruptcy law, a court with federal  bankruptcy  jurisdiction  may  permit  a debtor  through  his or her  Chapter  11 or  Chapter  13 rehabilitative  plan to cure a monetary  default in respect of a mortgage loan on a debtor's  residence by paying  arrearage  within a reasonable  time period and  reinstating  the original  mortgage  loan payment schedule even though the lender  accelerated  the mortgage loan and final judgment of foreclosure had been entered in state court  (provided no sale of the residence  had yet  occurred)  prior to the filing of the debtor's  petition.  Some courts with federal  bankruptcy  jurisdiction have approved plans,  based on the particular  facts of the  reorganization  case,  that  effected  the curing of a mortgage  loan default by paying arrearage over a number of years.

         Courts with federal  bankruptcy  jurisdiction  have also  indicated  that the terms of a mortgage loan secured by property of the debtor may be  modified.  These  courts have  allowed  modifications  that include  reducing  the  amount of each  monthly  payment,  changing  the rate of  interest,  altering  the repayment  schedule,  forgiving all or a portion of the debt and reducing the lender's  security  interest to the value of the  residence,  thus leaving the lender a general  unsecured  creditor for the difference between the value of the  residence  and the  outstanding  balance of the loan.  Generally,  however,  the terms of a mortgage  loan  secured  only by a mortgage on real  property  that is the  debtor's  principal residence may not be modified  pursuant to a plan confirmed  pursuant to Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period.

         In the case of  income-producing  multifamily  properties,  federal  bankruptcy law may also have the effect of  interfering  with or affecting the ability of the secured  lender to enforce the borrower's assignment of rents and leases  related to the  mortgaged  property.  Under Section 362 of the  Bankruptcy
Code,  the lender will be stayed from enforcing the  assignment,  and the legal  proceedings  necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents.

         Tax  liens  arising  under  the Code may have  priority  over the lien of a  mortgage  or deed of trust.  In addition,  substantive  requirements  are imposed upon mortgage  lenders in connection with the origination  and the servicing of mortgage loans by numerous  federal and some state  consumer  protection laws. These laws include the federal  Truth-in-Lending  Act, Real Estate Settlement  Procedures Act, Equal
Credit  Opportunity  Act, Fair Credit Billing Act, Fair Credit Reporting Act and related  statutes.  These federal laws impose  specific  statutory  liabilities  upon lenders who originate  mortgage  loans and who fail to comply with the provisions of the law. In some cases,  this liability may affect  assignees of the mortgage loans.

         Contracts.  In addition to the laws limiting or prohibiting deficiency judgments,  numerous other statutory  provisions,  including  federal  bankruptcy  laws and related state laws, may interfere with or affect the ability of a lender to realize  upon  collateral  and/or  enforce a  deficiency  judgment.  For example,  in a Chapter 13 proceeding  under the federal  bankruptcy law, a court may prevent a lender from repossessing  a home,  and,  as  part  of the  rehabilitation  plan,  reduce  the  amount  of the  secured indebtedness  to the market  value of the home at the time of  bankruptcy  (as  determined  by the court), leaving  the  party  providing  financing  as a  general  unsecured  creditor  for  the  remainder  of the indebtedness.  A bankruptcy  court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

Environmental Legislation

         Under CERCLA,  and under state law in some states,  a secured party which takes a deed-in-lieu of foreclosure,  purchases a mortgaged  property at a foreclosure sale, or operates a mortgaged  property may become  liable  for the  costs of  cleaning  up  hazardous  substances  regardless  of  whether  they have contaminated  the property.  CERCLA  imposes  strict,  as well as joint and several,  liability on several classes of potentially  responsible  parties,  including  current owners and operators of the property who did not cause or contribute to the  contamination.  Furthermore,  liability under CERCLA is not limited to the original or unamortized  principal  balance of a loan or to the value of the property securing a loan.
Lenders  may be held  liable  under  CERCLA as owners or  operators  unless  they  qualify for the secured creditor  exemption to CERCLA.  This exemption  exempts from the definition of owners and operators  those who,  without  participating  in the  management  of a facility,  hold indicia of  ownership  primarily to protect a security interest in the facility.

         The  Conservation  Act amended,  among other  things,  the  provisions  of CERCLA with respect to lender liability and the secured creditor  exemption.  The Conservation Act offers substantial  protection to lenders  by  defining  the  activities  in which a lender can engage and still have the  benefit of the secured creditor  exemption.  In order for lender to be deemed to have participated in the management of a mortgaged  property,  the lender must actually  participate in the operational  affairs of the property of the  borrower.  The  Conservation  Act  provides  that  "merely  having  the  capacity  to  influence,  or unexercised right to control"  operations does not constitute  participation in management.  A lender will lose the protection of the secured creditor  exemption only if it exercises  decision-making  control over the  borrower's  environmental  compliance and hazardous  substance  handling and disposal  practices,  or assumes day-to-day  management of all operational  functions of the mortgaged  property.  The Conservation
Act also provides that a lender will continue to have the benefit of the secured  creditor  exemption even if it forecloses on a mortgaged  property,  purchases it at a foreclosure  sale or accepts a  deed-in-lieu of foreclosure  provided that the lender seeks to sell the mortgaged property at the earliest  practicable commercially reasonable time on commercially reasonable terms.

         Other federal and state laws may impose  liability on a secured party which takes a  deed-in-lieu of foreclosure,  purchases a mortgaged  property at a foreclosure  sale, or operates a mortgaged  property
on  which  contaminants  other  than  CERCLA  hazardous  substances  are  present,   including  petroleum,
agricultural  chemicals,  hazardous wastes,  asbestos,  radon, and lead-based paint. The cleanup costs may be  substantial.  It is possible that the cleanup costs could become a liability of an issuing  entity and reduce the  amounts  otherwise  distributable  to the  holders of the related  series of  certificates  or notes.  Moreover,  federal statutes and states by statute may impose a lien for any cleanup costs incurred by the state on the  property  that is the  subject of the  cleanup  costs.  All  subsequent  liens on the property  generally  are  subordinated  to the lien and, in some  states,  even prior  recorded  liens are subordinated  to such lien.  In the latter  states,  the  security  interest  of the  trustee in a related parcel of real property that is subject to the lien could be adversely affected.

         Traditionally,  many  residential  mortgage  lenders  have not taken  steps to  evaluate  whether contaminants  are present with respect to any mortgaged  property prior to the origination of the mortgage loan or prior to foreclosure or accepting a deed-in-lieu  of foreclosure.  Accordingly,  the depositor has not made and will not make the  evaluations  prior to the  origination of the secured  contracts.  Neither the master  servicer nor any servicer  will be required by any  Agreement to undertake  these  evaluations prior to  foreclosure  or  accepting  a  deed-in-lieu  of  foreclosure.  The  depositor  does not make any representations  or  warranties  or  assume  any  liability  with  respect  to the  absence  or  effect of contaminants  on any  related  real  property or any  casualty  resulting  from the  presence or effect of contaminants.  However,  neither the master  servicer nor any  servicer  will be obligated to foreclose on related real property or accept a  deed-in-lieu  of  foreclosure  if it knows or reasonably  believes that there are material  contaminated  conditions  on the  property.  A failure so to foreclose  may reduce the amounts otherwise available to certificateholders of the related series.

Consumer Protection Laws

         In addition,  substantive  requirements  are imposed upon mortgage lenders in connection with the origination  and the servicing of mortgage loans by numerous  federal and some state  consumer  protection laws. These laws include TILA, as implemented by Regulation Z, Real Estate  Settlement  Procedures Act, as
implemented  by Regulation X, Equal Credit  Opportunity  Act, as  implemented by Regulation B, Fair Credit
Billing  Act,  Fair Credit  Reporting  Act and  related  statutes.  These  federal  laws  impose  specific statutory  liabilities  upon  lenders  who  originate  mortgage  loans  and who  fail to  comply  with the provisions  of the law. In some cases,  this  liability  may affect  assignees of the mortgage  loans.  In particular,  an  originator's  failure  to comply  with  certain  requirements  of the  federal  TILA,  as implemented  by  Regulation  Z, could  subject  both  originators  and  assignees of such  obligations  to monetary  penalties  and could  result in obligors'  rescinding  the  mortgage  loans  either  against the originators  or  assignees.  Further,  the failure of the  borrower  to use the correct  form of notice of right to cancel in connection  with  non-purchase  money  transactions  could subject the  originator  and assignees to extended borrower rescission rights.

Homeownership Act and Similar State Laws

         Some of the  mortgage  loans,  known  as High  Cost  Loans,  may be  subject  to  special  rules, disclosure  requirements  and other  provisions  that were added to the federal TILA by the  Homeownership
Act, if such issuing  entity assets were  originated  after October 1, 1995, are not loans made to finance the purchase of the mortgaged  property and have interest rates or origination  costs in excess of certain prescribed  levels. The Homeownership Act requires certain  additional  disclosures,  specifies the timing of those  disclosures and limits or prohibits the inclusion of certain  provisions in mortgages subject to the  Homeownership  Act.  Purchasers  or assignees of any High Cost Loan,  including  any issuing  entity, could be liable  under  federal law for all claims and subject to all  defenses  that the  borrower  could assert  against the  originator of the High Cost Loan under the federal TILA or any other law,  unless the purchaser  or assignee  did not know and could not with  reasonable  diligence  have  determined  that the mortgage loan was subject to the provisions of the Homeownership  Act. Remedies  available to the borrower include monetary  penalties,  as well as rescission  rights if the appropriate  disclosures were not given as required or if the  particular  mortgage  includes  provisions  prohibited by law. The maximum  damages that may be recovered  under these  provisions  from an assignee,  including  the issuing  entity,  is the remaining  amount of  indebtedness  plus the total  amount  paid by the  borrower in  connection  with the mortgage loan.

         In addition to the Homeownership  Act, a number of legislative  proposals have been introduced at the federal,  state and local level that are designed to  discourage  predatory  lending  practices.  Some states have enacted,  or may enact,  laws or  regulations  that prohibit  inclusion of some  provisions in mortgage loans that have interest rates or origination costs in excess of prescribed  levels,  and require that borrowers be given certain  disclosures  prior to the  consummation  of the mortgage  loans.  In some cases,  state  or  local  law  may  impose  requirements  and  restrictions  greater  than  those  in  the
Homeownership  Act. An  originators'  failure to comply with these laws could subject the trust (and other assignees of the mortgage  loans) to monetary  penalties and could result in the borrowers  rescinding the mortgage loans against either the issuing entity or subsequent holders of the mortgage loans.

         Lawsuits have been brought in various states making claims  against  assignees of High Cost Loans for  violations  of state law  allegedly  committed by the  originator.  Named  defendants  in these cases include numerous participants within the secondary mortgage market, including some securitization trusts.

         Under the  anti-predatory  lending  laws of some  states,  the borrower is required to meet a net tangible  benefits test in connection with the origination of the related  mortgage loan. This test may be highly  subjective  and open to  interpretation.  As a result,  a court may determine that a mortgage loan does not meet the  test  even if the  originator  reasonably  believed  that the test was  satisfied.  Any determination  by a court that the mortgage  loan does not meet the test will result in a violation of the state  anti-predatory  lending  law,  in which case the related  seller will be required to purchase  that mortgage loan from the trust.

Additional Consumer Protections Laws with Respect to Contracts

         Contracts  often contain  provisions  obligating  the obligor to pay late charges if payments are not timely  made.  Federal and state law may  specifically  limit the amount of late  charges  that may be collected.  Under the related pooling and servicing  agreement or servicing  agreement,  late charges will be retained by the master  servicer or servicer as additional  servicing  compensation,  and any inability to collect these amounts will not affect payments to Securityholders.

         Courts have imposed general  equitable  principles  upon  repossession  and litigation  involving deficiency  balances.  These  equitable  principles are generally  designed to relieve a consumer from the legal consequences of a default.

         In several  cases,  consumers have asserted that the remedies  provided to secured  parties under the UCC and related  laws violate the due process  protections  provided  under the 14th  Amendment to the
Constitution  of the United  States.  For the most part,  courts have upheld the notice  provisions of the
UCC and related laws as  reasonable  or have found that the  repossession  and resale by the creditor does not involve sufficient state action to afford constitutional protection to consumers.

         The FTC Rule has the  effect  of  subjecting  a seller  (and  some  related  creditors  and their assignees) in a consumer  credit  transaction  and any assignee of the creditor to all claims and defenses which the debtor in the  transaction  could assert  against the seller of the goods.  Liability  under the
FTC Rule is limited to the amounts  paid by a debtor on the  Contract,  and the holder of the Contract may also be unable to  collect  amounts  still due under the  Contract.  Most of the  Contracts  in an issuing entity will be subject to the  requirements of the FTC Rule.  Accordingly,  the issuing entity,  as holder of the  Contracts,  will  be  subject  to any  claims  or  defenses  that  the  purchaser  of the  related
Manufactured Home may assert against the seller of the Manufactured  Home,  subject to a maximum liability equal to the amounts paid by the obligor on the  Contract.  If an obligor is  successful  in asserting the claim or defense,  and if the Seller had or should have had knowledge of the claim or defense,  the master servicer  will have the right to require the Seller to  repurchase  the Contract  because of breach of its
Seller's  representation  and warranty  that no claims or defenses  exist that would affect the  obligor's obligation  to make the  required  payments  under the  Contract.  The Seller would then have the right to require  the  originating  dealer to  repurchase  the  Contract  from it and might  also have the right to recover  from the dealer any losses  suffered  by the Seller with  respect to which the dealer  would have been primarily liable to the obligor.

Enforceability of Certain Provisions

         Transfer of Mortgaged  Properties.  Unless the related prospectus supplement indicates otherwise, the mortgage loans generally contain  due-on-sale  clauses.  These clauses permit the lender to accelerate the  maturity of the loan if the  borrower  sells,  transfers  or conveys the  property  without the prior consent of the  lender.  The  enforceability  of these  clauses  has been the  subject of  legislation  or litigation in many states,  and in some cases the  enforceability  of these clauses was limited or denied.
However,  Garn-St  Germain Act preempts  state  constitutional,  statutory and case law that prohibits the enforcement of due-on-sale  clauses and permits  lenders to enforce these clauses in accordance with their terms,  subject  to  limited  exceptions.  The  Garn-St  Germain  Act does  "encourage"  lenders to permit assumption  of loans at the  original  rate of interest or at some other rate less than the average of the original rate and the market rate.

         The  Garn-St  Germain  Act also sets forth nine  specific  instances  in which a mortgage  lender covered by the Garn-St Germain Act may not exercise a due-on-sale  clause,  notwithstanding  the fact that a transfer of the property may have  occurred.  These include,  amongst  others,  intra-family  transfers, some  transfers  by  operation  of law,  leases of fewer than  three  years and the  creation  of a junior encumbrance.  Regulations  promulgated  under the Garn-St  Germain Act also  prohibit the  imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause.

         The inability to enforce a  due-on-sale  clause may result in a mortgage loan bearing an interest rate below the current  market rate being assumed by the buyer rather than being paid off,  which may have an impact  upon the  average  life of the  mortgage  loans and the number of  mortgage  loans which may be outstanding until maturity.

         Transfer of Manufactured Homes.  Generally,  Contracts contain provisions prohibiting the sale or transfer  of the  related  Manufactured  Home  without  the  consent of the  obligee on the  Contract  and permitting  the  acceleration  of the maturity of the Contracts by the obligee on the Contract upon a sale or  transfer  that is not  consented  to. The master  servicer  will,  or will cause the  servicer  of the
Contract,  to the extent it has knowledge of the conveyance or proposed  conveyance,  to exercise or cause to be exercised its rights to accelerate  the maturity of the related  Contracts  through  enforcement  of due-on-sale  clauses,  subject to  applicable  state law. In some  cases,  the  transfer  may be made by a delinquent obligor in order to avoid a repossession proceeding with respect to a Manufactured Home.

         In the case of a transfer of a Manufactured  Home as to which the master  servicer or servicer of the  Contract  desires to  accelerate  the  maturity of the related  Contract,  the master  servicer's  or servicer's ability to do so will depend on the enforceability  under state law of the due-on-sale  clause.
The Garn-St Germain Act preempts,  subject to certain  exceptions and conditions,  state laws  prohibiting enforcement of due-on-sale clauses applicable to the Manufactured Homes.  Consequently,  in some cases the master  servicer  or servicer  may be  prohibited  from  enforcing  a  due-on-sale  clause in respect of a
Manufactured Home.

         Late Payment Charges and Prepayment  Restrictions.  Notes and mortgages,  as well as manufactured housing  conditional  sales  contracts  and  installment  loan  agreements,  may contain  provisions  that obligate the  borrower to pay a late charge or  additional  interest if payments are not timely made,  and in some circumstances,  may prohibit prepayments for a specified period and/or condition  prepayments upon the borrower's  payment of prepayment fees or yield maintenance  penalties.  In some states,  there are or may be  specific  limitations  upon the late  charges  which a lender  may  collect  from a  borrower  for delinquent  payments or the amounts that a lender may collect from a borrower as an  additional  charge if the loan is prepaid even when the loans  expressly  provide for the collection of those charges.  Although the Parity Act permits the  collection of prepayment  charges and late fees in connection  with some types of eligible  loans  preempting  any contrary  state law  prohibitions,  some states may not  recognize the preemptive  authority of the Parity Act or have formally  opted out of the Parity Act. As a result,  it is possible  that  prepayment  charges and late fees may not be collected  even on loans that provide for the payment of those charges  unless  otherwise  specified in the related  prospectus  supplement.  The master servicer or another entity  identified in the accompanying  prospectus  supplement will be entitled to all prepayment  charges  and late  payment  charges  received  on the  loans  and  those  amounts  will not be available for payment on the bonds.  The Office of Thrift  Supervision  (OTS), the agency that administers the Parity Act for  unregulated  housing  creditors,  withdrew its favorable  Parity Act  regulations  and
Chief Counsel Opinions that previously  authorized  lenders to charge prepayment  charges and late fees in certain  circumstances  notwithstanding  contrary state law, effective with respect to loans originated on or after July 1, 2003.  However,  the OTS's ruling does not  retroactively  affect loans originated before
July 1, 2003.

Subordinate Financing

         When the  mortgagor  encumbers  mortgaged  property  with one or more  junior  liens,  the senior lender is subjected to additional risk.  First,  the mortgagor may have difficulty  servicing and repaying multiple loans. In addition,  if the junior loan permits  recourse to the mortgagor (as junior loans often
do) and the senior  loan does not, a  mortgagor  may be more  likely to repay sums due on the junior  loan than those on the senior loan.  Second,  acts of the senior  lender that  prejudice  the junior  lender or impair the junior  lender's  security  may create a  superior  equity in favor of the junior  lender.  For example,  if the mortgagor  and the senior  lender agree to an increase in the principal  amount of or the interest  rate  payable  on the senior  loan,  the senior  lender may lose its  priority  to the extent an existing  junior  lender is harmed or the  mortgagor is  additionally  burdened.  Third,  if the mortgagor defaults on the senior loan and/or any junior loan or loans,  the  existence  of junior  loans and actions taken by junior  lenders can impair the security  available to the senior lender and can interfere with or delay the taking of action by the senior lender.  Moreover,  the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Installment Contracts

         The issuing entity assets may also consist of installment  sales contracts.  Under an installment contract  the seller  (referred to in this section as the  "lender")  retains  legal title to the property and enters into an agreement with the purchaser  (referred to in this section as the  "borrower")  for the payment of the purchase price, plus interest,  over the term of the contract.  Only after full performance by the  borrower of the  installment  contract is the lender  obligated to convey title to the property to the  purchaser.  As with  mortgage  or  deed of  trust  financing,  during  the  effective  period  of the installment  contract,  the borrower is generally  responsible  for the  maintaining  the property in good condition and for paying real estate taxes,  assessments  and hazard  insurance  premiums  associated with the property.

         The method of  enforcing  the  rights of the lender  under an  installment  contract  varies on a state-by-  state basis  depending  upon the extent to which state courts are willing,  or able pursuant to state  statute,  to  enforce  the  contract  strictly  according  to its terms.  The terms of  installment contracts  generally  provide that upon a default by the borrower,  the borrower loses his or her right to occupy the property,  the entire  indebtedness  is accelerated and the buyer's  equitable  interest in the property is  forfeited.  The lender in this  situation  is not  required to  foreclose  in order to obtain title to the  property,  although in some cases a quiet title action is in order if the borrower has filed the  installment  contract  in local land  records and an  ejectment  action may be  necessary  to recover possession.  In a few  states,  particularly  in cases of  borrower  default  during the early years of an installment  contract,  the courts  will  permit  ejectment  of the buyer and a  forfeiture  of his or her interest  in the  property.  However,  most  state  legislatures  have  enacted  provisions  by analogy to mortgage law protecting  borrowers under installment  contracts from the harsh consequences of forfeiture.
Under these statutes,  a judicial or nonjudicial  foreclosure may be required,  the lender may be required to give notice of default and the borrower may be granted some grace period  during which the  installment contract  may be  reinstated  upon full  payment  of the  defaulted  amount  and the  borrower  may have a post-foreclosure  statutory  redemption  right.  In other  states,  courts in equity may permit a borrower with significant  investment in the property under an installment  contract for the sale of real estate to share in the proceeds of sale of the property  after the  indebtedness  is repaid or may otherwise  refuse to enforce the forfeiture  clause.  Nevertheless,  the lender's  procedures  for obtaining  possession and clear title under an  installment  contract  in a given  state are  simpler  and less time  consuming  and costly than are the procedures for foreclosing  and obtaining clear title to a property  subject to one or more liens.

Applicability of Usury Laws

         Title V  provides  that state  usury  limitations  shall not apply to some  types of  residential first mortgage  loans  originated by some lenders after March 31,1980.  A similar  federal  statute was in effect with  respect to mortgage  loans made during the first three  months of 1980.  The Office of Thrift
Supervision  is  authorized  to issue  rules and  regulations  and to  publish  interpretations  governing implementation  of Title V.  The  statute  authorized  any  state to  reimpose  interest  rate  limits  by adopting,  before April 1, 1983, a law or constitutional  provision which expressly rejects application of the federal law. In addition,  even where Title V is not so rejected,  any state is  authorized by the law to adopt a provision  limiting  discount  points or other  charges on mortgage  loans  covered by Title V.
Some  states have taken  action to reimpose  interest  rate  limits or to limit  discount  points or other charges.

         Title V also provides that,  subject to the following  conditions,  state usury limitations shall not apply to any loan that is secured by a first lien on some  kinds of  Manufactured  Housing.  Contracts would  be  covered  if they  satisfy  conditions  including,  among  other  things,  terms  governing  any prepayments,  late charges and deferral fees and  requiring a 30-day  notice  period prior to  instituting any  action  leading  to  repossession  of or  foreclosure  with  respect  to the  related  unit.  Title V authorized  any state to reimpose  limitations on interest  rates and finance  charges by adopting  before
April 1,1983 a law or  constitutional  provision which expressly  rejects  application of the federal law.
Fifteen  states  adopted this type of law prior to the April  1,1983  deadline.  In  addition,  even where
Title V was not so rejected,  any state is  authorized by the law to adopt a provision  limiting  discount points or other  charges  on loans  covered by Title V. In any state in which  application  of Title V was expressly  rejected  or a  provision  limiting  discount  points or other  charges  has been  adopted,  no
Contract which imposes  finance  charges or provides for discount points or charges in excess of permitted levels has been included in the issuing entity.

         Usury  limits  apply to junior  mortgage  loans in many states.  Any  applicable  usury limits in effect at origination  will be reflected in the maximum  mortgage rates for ARM Loans, as set forth in the related prospectus supplement.

         As  indicated  above under "The  Mortgage  Pools—Representations  by  Sellers,"  each Seller of a mortgage  loan will have  represented  that the  mortgage  loan was  originated  in  compliance  with then applicable  state laws,  including usury laws, in all material  respects.  However,  the mortgage rates on the mortgage loans will be subject to applicable usury laws as in effect from time to time.

Alternative Mortgage Instruments

         Alternative  mortgage  instruments,  including adjustable rate mortgage loans and early ownership mortgage  loans,  originated by  non-federally  chartered  lenders  historically  have been subjected to a variety of  restrictions.  The  restrictions  differed from state to state,  resulting in  difficulties in determining whether a particular  alternative mortgage instrument  originated by a state-chartered  lender was in compliance with applicable law. These  difficulties  were alleviated  substantially  as a result of the enactment of Title VIII.  Title VIII  provides  that,  notwithstanding  any state law to the contrary,
(1) state-chartered  banks may originate  alternative  mortgage instruments in accordance with regulations promulgated  by the  Comptroller  of the Currency  with respect to  origination  of  alternative  mortgage instruments  by national  banks,  (2)  state-chartered  credit unions may originate  alternative  mortgage instruments in accordance with regulations  promulgated by the National Credit Union  Administration  with respect to  origination of alternative  mortgage  instruments by federal credit unions,  and (3) all other non-federally  chartered  housing  creditors,  including  state-chartered  savings and loan  associations, state-chartered  savings banks and mutual  savings  banks and mortgage  banking  companies,  may originate alternative mortgage  instruments in accordance with the regulations  promulgated by the Federal Home Loan
Bank Board,  predecessor to the Office of Thrift  Supervision,  with respect to origination of alternative mortgage  instruments  by federal  savings and loan  associations.  Title VIII provides that any state may reject  applicability  of the  provisions  of Title VIII by adopting,  prior to October 15, 1985, a law or constitutional  provision expressly rejecting the applicability of the provisions.  Some states have taken this action.

Formaldehyde Litigation with Respect to Contracts

         A number of lawsuits are pending in the United States  alleging  personal injury from exposure to the  chemical  formaldehyde,  which  is  present  in many  building  materials,  including  components  of manufactured  housing  such as plywood  flooring  and wall  paneling.  Some of these  lawsuits are pending against  manufacturers of manufactured  housing,  suppliers of component parts, and related persons in the distribution  process.  The depositor is aware of a limited number of cases in which  plaintiffs  have won judgments in these lawsuits.

         Under the FTC Rule,  which is described above under  "Consumer  Protection  Laws",  the holder of any  Contract  secured  by a  Manufactured  Home  with  respect  to which a  formaldehyde  claim  has been successfully  asserted  may be liable to the  obligor  for the amount  paid by the  obligor on the related
Contract and may be unable to collect  amounts  still due under the  Contract.  In the event an obligor is successful in asserting  this claim,  the related  securityholders  could suffer a loss if (1) the related
Seller  fails or cannot be required to  repurchase  the affected  Contract for a breach of  representation and warranty and (2) the master  servicer,  servicer of the Contract or the trustee were  unsuccessful  in asserting  any  claim of  contribution  or  subornation  on  behalf  of the  securityholders  against  the manufacturer  or other  persons  who were  directly  liable  to the  plaintiff  for the  damages.  Typical products  liability  insurance  policies held by  manufacturers  and component  suppliers of  manufactured homes may not cover liabilities  arising from formaldehyde in manufactured  housing,  with the result that recoveries from these  manufacturers,  suppliers or other persons may be limited to their corporate assets without the benefit of insurance.

The Servicemembers Civil Relief Act

         Under  the  terms  of the  Relief  Act,  a  mortgagor  who  enters  military  service  after  the origination  of the  mortgagor's  mortgage loan  (including a mortgagor  who was in reserve  status and is called to active duty after  origination of the mortgage  loan),  may not be charged  interest  (including fees and  charges)  above an annual rate of 6% during the period of the  mortgagor's  active duty  status, unless a court orders otherwise upon  application of the lender.  The Relief Act applies to mortgagors who are members of the Army, Navy, Air Force,  Marines,  National Guard,  Reserves,  Coast Guard, and officers of the U.S.  Public Health Service  assigned to duty with the military.  Because the Relief Act applies to mortgagors  who enter  military  service,  including  reservists  who are  called to  active  duty,  after origination of the related  mortgage  loan, no information  can be provided as to the number of loans that may be affected by the Relief Act.  With  respect to any  mortgage  loan subject to the Relief Act with an interest rate in excess of 6% per annum,  application  of the Relief Act would  adversely  affect,  for an indeterminate  period of time,  the ability of the master  servicer or servicer to collect full amounts of interest on that mortgage loan. Any shortfall in interest  collections  resulting from the  application of the Relief Act or similar  legislation or  regulations,  which would not be  recoverable  from the related mortgage  loans,  would result in a reduction of the amounts  distributable  to the holders of the related securities,  and would not be covered by advances by the master servicer,  any servicer or other entity or by any form of credit  enhancement  provided in connection  with the related series of securities,  unless described  in the  prospectus  supplement.  In  addition,  the Relief Act imposes  limitations  that would impair the ability of the master  servicer or servicer to foreclose on an affected  single  family loan or enforce  rights under a Contract  during the  mortgagor's  period of active duty status,  and,  under some circumstances,  during an  additional  three month period  thereafter.  Thus, in the event that the Relief
Act or similar  legislation  or  regulations  applies to any mortgage loan which goes into default,  there may be delays  in  payment  and  losses on the  related  securities  in  connection  therewith.  Any other interest  shortfalls,  deferrals or forgiveness  of payments on the mortgage loans  resulting from similar legislation or regulations  may result in delays in payments or losses to  securityholders  of the related series.

         Certain  states have  enacted or may enact their own versions of the Relief Act which may provide for more enhanced  consumer  protection  provisions than those set forth in the Relief Act. The Relief Act may not preempt those state laws.

Forfeitures in Drug and RICO Proceedings

         Federal law  provides  that  property  owned by persons  convicted of  drug-related  crimes or of criminal  violations  of RICO can be seized by the  government  if the  property was used in, or purchased with the proceeds of, these crimes.  Under  procedures  contained in the Crime Control Act, the government may seize the property  even before  conviction.  The  government  must publish  notice of the  forfeiture proceeding  and may give  notice to all  parties  "known to have an  alleged  interest  in the  property", including the holders of mortgage loans.

         A lender may avoid  forfeiture of its interest in the property if it  establishes  that:  (1) its mortgage was executed and recorded  before  commission of the crime upon which the forfeiture is based, or
(2) the lender was, at the time of execution of the mortgage,  "reasonably  without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

Junior Mortgages

         Some of the  mortgage  loans may be secured by  mortgages  or deeds of trust  which are junior to senior  mortgages  or  deeds  of trust  which  are not  part of the  issuing  entity.  The  rights  of the securityholders,  as mortgagee  under a junior  mortgage,  are subordinate to those of the mortgagee under the senior  mortgage,  including the prior rights of the senior  mortgagee to receive hazard insurance and condemnation  proceeds  and to cause the property  securing  the mortgage  loan to be sold upon default of the mortgagor,  which may extinguish the junior  mortgagee's lien unless the junior mortgagee  asserts its subordinate  interest in the property in foreclosure  litigation and, in some cases, either reinitiates or satisfies the defaulted  senior loan or loans. A junior  mortgagee may satisfy a defaulted  senior loan in full or, in some states,  may cure the default and bring the senior loan current  thereby  reinstating the senior loan,  in either event usually  adding the amounts  expended to the balance due on the junior loan.
In most states,  absent a provision in the mortgage or deed of trust,  no notice of default is required to be given to a junior  mortgagee.  Where  applicable  law or the terms of the  senior  mortgage  or deed of trust do not require  notice of default to the junior  mortgagee,  the lack of this notice may prevent the junior mortgagee from exercising any right to reinstate the loan which applicable law may provide.

         The standard  form of the mortgage or deed of trust used by most  institutional  lenders  confers on the mortgagee the right both to receive all proceeds  collected under any hazard  insurance  policy and all awards made in connection with condemnation  proceedings,  and to apply the proceeds and awards to any indebtedness  secured by the mortgage or deed of trust,  in the order the mortgagee may  determine.  Thus, in the event  improvements on the property are damaged or destroyed by fire or other  casualty,  or in the event the  property is taken by  condemnation,  the  mortgagee  or  beneficiary  under  underlying  senior mortgages  will have the prior right to collect any insurance  proceeds  payable under a hazard  insurance policy  and any  award of  damages  in  connection  with  the  condemnation  and to apply  the same to the indebtedness  secured  by the  senior  mortgages.  Proceeds  in  excess of the  amount of senior  mortgage indebtedness,  in most  cases,  may be applied to the  indebtedness  of junior  mortgages  in the order of their priority.

         Another  provision  sometimes  found  in the  form  of the  mortgage  or deed  of  trust  used by institutional  lenders obligates the mortgagor to pay before  delinquency all taxes and assessments on the property  and,  when due,  all  encumbrances,  charges  and liens on the  property  which are prior to the mortgage or deed of trust,  to provide and  maintain  fire  insurance  on the  property,  to maintain  and repair  the  property  and not to commit or permit  any waste  thereof,  and to appear in and  defend  any action  or  proceeding  purporting  to affect  the  property  or the  rights  of the  mortgagee  under the mortgage.  Upon a  failure  of the  mortgagor  to  perform  any of these  obligations,  the  mortgagee  or beneficiary is given the right under some  mortgages or deeds of trust to perform the  obligation  itself, at its  election,  with the  mortgagor  agreeing to reimburse  the  mortgagee for any sums expended by the mortgagee  on behalf of the  mortgagor.  All sums so  expended  by a senior  mortgagee  become part of the indebtedness secured by the senior mortgage.

Negative Amortization Loans

         A notable case  decided by the United  States Court of Appeals,  First  Circuit,  held that state restrictions  on the  compounding  of interest are not  preempted by the  provisions of the DIDMC and as a result,  a mortgage  loan that provided for negative  amortization  violated New  Hampshire's  requirement that first mortgage  loans provide for  computation of interest on a simple  interest  basis.  The holding was limited to the effect of DIDMC on state laws  regarding the  compounding of interest and the court did not address the  applicability  of the Parity Act, which authorizes  lender to make  residential  mortgage loans that provide for negative  amortization.  The First Circuit's  decision is binding authority only on
Federal District Courts in Maine, New Hampshire, Massachusetts, Rhode Island and Puerto Rico.

                                     FEDERAL INCOME TAX CONSEQUENCES

General

         The following  discussion  is the opinion of Thacher  Proffitt & Wood llp,  Orrick,  Herrington &
Sutcliffe  LLP and  Greenberg  Traurig,  LLP counsel to the  depositor,  with  respect to the  anticipated material  federal  income  tax  consequences  of  the  purchase,  ownership  and  disposition  of  offered securities  offered under this prospectus and the prospectus  supplement  insofar as it relates to matters of law or legal  conclusions with respect thereto.  This discussion is directed solely to  securityholders that hold the  securities  as capital  assets  within the meaning of Section 1221 of the Code and does not purport  to  discuss  all  federal  income  tax  consequences  that may be  applicable  to the  individual circumstances of particular  categories of investors,  some of which (such as banks,  insurance  companies and foreign  investors) may be subject  special  treatment  under the Code.  Further,  the  authorities on which this  discussion,  and the opinion  referred to below,  are based are subject to change or differing interpretations,  which could apply retroactively.  Prospective investors should note that no rulings have been or will be sought from the IRS with respect to any of the federal income tax  consequences  discussed below,  and no  assurance  can be given  that the IRS will not  take  contrary  positions.  Taxpayers  and preparers of tax returns  (including  those filed by any REMIC or other issuer) should be aware that under applicable  Treasury  regulations  a provider of advice on  specific  issues of law is not  considered  an income tax return  preparer  unless the advice (1) is given with  respect to events that have  occurred at the time the  advice is  rendered  and is not given  with  respect  to the  consequences  of  contemplated actions,  and (2) is directly  relevant  to the  determination  of an entry on a tax return.  Accordingly, taxpayers  are  encouraged  to consult  their own tax  advisors  and tax return  preparers  regarding  the preparation of any item on a tax return,  even where the  anticipated  tax treatment has been discussed in this  prospectus.  In  addition to the  federal  income tax  consequences  described  in this  prospectus, potential  investors  are  encouraged  to consider  the state and local tax  consequences,  if any, of the purchase,  ownership and disposition of the  securities.  See "State and Other Tax  Consequences"  in this prospectus.

         The following discussion addresses securities of four general types:

         1.       REMIC  Certificates  representing  interests in an issuing entity, or a portion thereof, that the REMIC  Administrator  will elect to have  treated as one or more REMICs  under the REMIC
         Provisions of the Code,

         2.       notes  representing  indebtedness  of an  issuing  entity as to which no REMIC  election will be made,

         3.       Grantor Trust  Certificates  representing  interests in a Grantor Trust Fund as to which no REMIC election will be made, and

         4.       securities  representing an ownership  interest in some or all of the assets included in the exchangeable security trust fund for an ES Class.

The  prospectus  supplement  for each series of  certificates  will indicate  whether a REMIC election (or elections)  will be made for the  related  issuing  entity  and,  if this  election  is to be  made,  will identify  all  "regular  interests"  and  "residual  interests"  in the REMIC.  For  purposes  of this tax discussion,  references to a  "securityholder,"  "certificateholder"  or a "holder" are to the  beneficial owner of a security or certificate, as the case may be.

         The  prospectus  supplement  for each series of securities  will indicate  which of the foregoing treatments  will apply to that series.  In addition,  if a  Partnership  Structure is being used,  the tax treatment of such structure will be described in the related prospectus supplement.

         The  following  discussion  is based in part  upon the OID  Regulations  and in part  upon  REMIC
Regulations.  The OID  Regulations do not adequately  address  issues  relevant to securities  such as the offered  securities.  In some  instances,  the OID  Regulations  provide that they are not  applicable  to securities such as the offered securities.

REMICS

         Classification  of REMICS.  On or prior to the date of the  related  prospectus  supplement  with respect to the  proposed  issuance of each series of REMIC  Certificates,  any of Thacher  Proffitt & Wood
llp,  Orrick,  Herrington  & Sutcliffe  LLP or  Greenberg  Traurig  LLP, as counsel to the  depositor,  or another law firm identified in the related  prospectus  supplement,  will deliver its opinion generally to the effect that, assuming  compliance with all provisions of the related pooling and servicing  agreement, for federal income tax purposes,  the related  issuing entity (or each  applicable  portion  thereof) will qualify  as a REMIC  and the REMIC  Certificates  offered  with  respect  thereto  will be  considered  to evidence ownership of REMIC Regular  Certificates or REMIC Residual  Certificates in that REMIC within the meaning of the REMIC Provisions.

         If an entity  electing  to be treated as a REMIC  fails to comply with one or more of the ongoing requirements  of the Code for status as a REMIC  during  any  taxable  year,  the Code  provides  that the entity  will not be  treated as a REMIC for that year and  thereafter.  In that  event,  the entity may be taxable as a  corporation  under  Treasury  regulations,  and the related  REMIC  Certificates  may not be accorded  the  status or given  the tax  treatment  described  below.  Although  the Code  authorizes  the
Treasury  Department to issue regulations  providing relief in the event of an inadvertent  termination of
REMIC status,  no such  regulations  have been issued.  Any such relief,  moreover,  may be accompanied by sanctions,  such as the  imposition of a corporate  tax on all or a portion of the REMIC's  income for the period in which the  requirements  for status as a REMIC are not  satisfied.  The  pooling  and  servicing agreement  with respect to each REMIC will  include  provisions  designed to maintain the related  issuing entity's  status as a REMIC  under the REMIC  Provisions.  It is not  anticipated  that the  status of any issuing entity as a REMIC will be inadvertently terminated.

         Characterization  of Investments in REMIC Certificates.  In general,  the REMIC Certificates will be "real estate assets"  within the meaning of Section  856(c)(4)(A)  of the Code and assets  described in
Section  7701(a)(19)(C)  of the Code in the same  proportion  that the assets of the REMIC  underlying the certificates would be so treated.  Moreover,  if 95% or more of the assets of the REMIC qualify for any of the foregoing  treatments at all times during a calendar  year,  the REMIC  Certificates  will qualify for the  corresponding  status in their entirety for that calendar year.  Interest  (including  original issue discount)  on the  REMIC  Regular  Certificates  and  income  allocated  to the  class of  REMIC  Residual
Certificates  will be  interest  described  in Section  856(c)(3)(B)  of the Code to the  extent  that the certificates  are treated as "real estate assets" within the meaning of Section  856(c)(4)(A) of the Code.
In addition,  the REMIC Regular  Certificates will be "qualified  mortgages" within the meaning of Section
860G(a)(3)  of the Code if  transferred  to another  REMIC on its startup  day in exchange  for regular or residual interests  therein.  The determination as to the percentage of the REMIC's assets that constitute assets  described  in the  foregoing  sections  of the Code will be made  with  respect  to each  calendar quarter  based on the average  adjusted  basis of each category of the assets held by the REMIC during the calendar quarter.  The REMIC Administrator will report those determinations to  certificateholders  in the manner and at the times required by applicable Treasury regulations.

         The assets of the REMIC will include,  in addition to mortgage loans,  payments on mortgage loans held  pending  distribution  on the REMIC  Certificates  and any  property  acquired by  foreclosure  held pending sale, and may include  amounts in reserve  accounts.  It is unclear whether  property  acquired by foreclosure  held  pending  sale and amounts in reserve  accounts  would be  considered  to be part of the mortgage  loans,  or whether the assets (to the extent not invested in assets  described in the  foregoing sections)  otherwise  would  receive the same  treatment as the mortgage  loans for purposes of all of the
Code sections mentioned in the immediately  preceding paragraph.  In addition,  in some instances mortgage loans may not be treated  entirely as assets  described in the foregoing  sections of the Code. If so, the related  prospectus  supplement  will  describe the mortgage  loans that may not be so treated.  The REMIC
Regulations  do  provide,  however,  that cash  received  from  payments on  mortgage  loans held  pending distribution  is considered  part of the mortgage loans for purposes of Section  856(c)(4)(A) of the Code.
Furthermore,  foreclosure  property will qualify as "real estate assets" under Section 856(c)(4)(A) of the
Code.

         Tiered REMIC Structures.  For some series of REMIC  Certificates,  two or more separate elections may be made to treat  designated  portions of the related  issuing entity as REMICs for federal income tax purposes.  As to each such  series of REMIC  Certificates,  in the  opinion of  counsel to the  depositor, assuming  compliance  with all  provisions  of the related  pooling and servicing  agreement,  each of the
REMICs in that issuing  entity will qualify as a REMIC and the REMIC  Certificates  issued by these REMICs will be considered to evidence ownership of REMIC Regular  Certificates or REMIC Residual  Certificates in
the related REMIC within the meaning of the REMIC Provisions.

         Solely for purposes of determining  whether the REMIC  Certificates  will be "real estate assets"
within  the  meaning of Section  856(c)(4)(A)  of the Code,  and  "loans  secured by an  interest  in real property"  under  Section  7701(a)(19)(C)  of the Code,  and  whether  the income on the  certificates  is interest  described in Section  856(c)(3)(B) of the Code, all of the REMICs in that issuing entity will be treated as one REMIC.

         Taxation of Owners of REMIC Regular Certificates.

         General.  Except as otherwise  stated in this  discussion,  REMIC  Regular  Certificates  will be treated  for federal  income tax  purposes as debt  instruments  issued by the REMIC and not as  ownership interests in the REMIC or its assets.  Moreover,  holders of REMIC  Regular  Certificates  that  otherwise report  income under a cash method of  accounting  will be required to report income with respect to REMIC
Regular Certificates under an accrual method.

         Original  Issue  Discount.  A REMIC  Regular  Certificate  may be  issued  with  "original  issue discount"  within the meaning of Section  1273(a) of the Code.  Any holder of a REMIC Regular  Certificate issued with original  issue  discount  generally  will be required to include  original  issue discount in income as it accrues,  in accordance with the "constant  yield" method  described below, in advance of the receipt of the cash  attributable  to that income.  In addition,  Section  1272(a)(6) of the Code provides special  rules  applicable  to REMIC  Regular  Certificates  and some other debt  instruments  issued with original issue discount. Regulations have not been issued under that section.

         The Code  requires  that a  reasonable  prepayment  assumption  be used with  respect to mortgage loans held by a REMIC in computing the accrual of original  issue  discount on REMIC Regular  Certificates issued by that REMIC,  and that  adjustments be made in the amount and rate of accrual of that discount to reflect  differences  between the actual  prepayment  rate and the prepayment  assumption.  The prepayment assumption is to be  determined in a manner  prescribed  in Treasury  regulations;  as noted above,  those regulations  have not been issued.  The Committee  Report indicates that the regulations will provide that the prepayment  assumption used with respect to a REMIC Regular  Certificate must be the same as that used in pricing the initial  offering of the REMIC  Regular  Certificate.  The  Prepayment  Assumption  used in reporting  original issue discount for each series of REMIC Regular  Certificates  will be consistent with this  standard  and  will  be  disclosed  in the  related  prospectus  supplement.  However,  none  of the depositor,  the master servicer or the trustee will make any  representation  that the mortgage loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

         The original issue  discount,  if any, on a REMIC Regular  Certificate  will be the excess of its stated  redemption  price at maturity over its issue price. The issue price of a particular class of REMIC
Regular  Certificates  will be the  first  cash  price  at which a  substantial  amount  of REMIC  Regular
Certificates of that class is sold (excluding  sales to bond houses,  brokers and  underwriters).  If less than a  substantial  amount of a particular  class of REMIC  Regular  Certificates  is sold for cash on or prior to the Closing  Date,  the issue price for that class will be the fair market value of that class on the Closing Date. Under the OID Regulations,  the stated  redemption price of a REMIC Regular  Certificate is  equal to the  total  of all  payments  to be made on the  certificate  other  than  "qualified  stated
interest."  "Qualified  stated  interest" is interest that is  unconditionally  payable at least  annually
(during the entire term of the  instrument) at a single fixed rate, or at a "qualified  floating rate," an
"objective  rate," a combination of a single fixed rate and one or more "qualified  floating rates" or one
"qualified  inverse  floating rate," or a combination of "qualified  floating rates" that does not operate in a manner that accelerates or defers interest payments on the REMIC Regular Certificate.

         In the case of REMIC Regular  Certificates  bearing adjustable  interest rates, the determination of the total  amount  of  original  issue  discount  and the  timing of the  inclusion  thereof  will vary according to the characteristics of the REMIC Regular  Certificates.  If the original issue discount rules apply to the  certificates in a particular  series,  the related  prospectus  supplement will describe the manner in which these rules will be applied with respect to the  certificates  in that series that bear an adjustable interest rate in preparing information returns to the certificateholders and the IRS.

         The first interest  payment on a REMIC Regular  Certificate may be made more than one month after the date of issuance,  which is a period longer than the subsequent  monthly  intervals  between  interest payments.  Assuming the "accrual  period" (as defined  below) for original  issue discount is each monthly period that ends on the day prior to each  distribution  date,  in some cases,  as a  consequence  of this
"long first accrual  period,"  some or all interest  payments may be required to be included in the stated
redemption  price of the REMIC Regular  Certificate and accounted for as original issue discount.  Because interest  on REMIC  Regular  Certificates  must in any event be  accounted  for under an  accrual  method, applying this analysis  would result in only a slight  difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

         In addition,  if the accrued interest to be paid on the first  distribution date is computed with respect to a period that begins  prior to the Closing  Date,  a portion of the  purchase  price paid for a
REMIC Regular  Certificate will reflect the accrued interest.  In such cases,  information  returns to the certificateholders  and the IRS will be based on the position that the portion of the purchase  price paid for the  interest  accrued  with  respect to periods  prior to the Closing  Date is treated as part of the overall  cost of the  REMIC  Regular  Certificate  (and  not as a  separate  asset  the  cost of  which is recovered  entirely  out of  interest  received  on the next  distribution  date) and that  portion of the interest  paid on the  first  distribution  date in  excess  of  interest  accrued  for a  number  of days corresponding  to the  number  of days from the  Closing  Date to the first  distribution  date  should be included in the stated  redemption price of the REMIC Regular  Certificate.  However,  the OID Regulations
state that all or some  portion of the  accrued  interest  may be treated as a separate  asset the cost of which is recovered  entirely out of interest  paid on the first  distribution  date.  It is unclear how an election  to do so would be made under the OID  Regulations  and whether  such an  election  could be made unilaterally by a certificateholder.

         Notwithstanding  the general definition of original issue discount,  original issue discount on a
REMIC  Regular  Certificate  will be  considered  to be de  minimis if it is less than 0.25% of the stated
redemption  price of the REMIC  Regular  Certificate  multiplied by its weighted  average  life.  For this purpose,  the weighted  average life of a REMIC Regular  Certificate is computed as the sum of the amounts determined,  as to each payment included in the stated redemption price of the REMIC Regular  Certificate, by  multiplying  (1) the number of complete  years  (rounding  down for partial years) from the issue date until that payment is expected to be made  (presumably  taking into account the Prepayment  Assumption) by
(2) a fraction,  the numerator of which is the amount of the payment,  and the denominator of which is the stated  redemption  price at  maturity  of the  REMIC  Regular  Certificate.  Under  the OID  Regulations,
original  issue  discount of only a de minimis  amount  (other  than de minimis  original  issue  discount attributable to a so-called  "teaser"  interest rate or an initial  interest  holiday) will be included in income as each  payment  of stated  principal  is made,  based on the  product  of the total  amount of de minimis original issue discount  attributable to that  certificate and a fraction,  the numerator of which is the amount of the principal  payment and the denominator of which is the outstanding  stated  principal amount of the REMIC Regular  Certificate.  The OID Regulations  also would permit a  certificateholder  to elect to accrue de minimis  original  issue  discount  into  income  currently  based on a constant  yield method. See "REMICS—Taxation of Owners of REMIC Regular  Certificates—Market  Discount" in this prospectus for a description of this election under the OID Regulations.

         If original  issue discount on a REMIC Regular  Certificate is in excess of a de minimis  amount, the holder of the  certificate  must include in ordinary  gross income the sum of the "daily  portions" of original  issue  discount  for each day  during  its  taxable  year on  which  it held the  REMIC  Regular
Certificate,  including the purchase date but excluding the  disposition  date. In the case of an original holder of a REMIC Regular  Certificate,  the daily  portions of original issue discount will be determined as follows.

         As to each  "accrual  period," that is, each period that ends on a date that  corresponds  to the day prior to each  distribution  date and  begins on the first day  following  the  immediately  preceding accrual period (or in the case of the first such period,  begins on the Closing Date), a calculation  will be made of the  portion of the  original  issue  discount  that  accrued  during the accrual  period.  The portion of original issue  discount that accrues in any accrual  period will equal the excess,  if any, of
(1) the sum of (a) the present value,  as of the end of the accrual  period,  of all of the  distributions remaining  to be  made  on the  REMIC  Regular  Certificate,  if  any,  in  future  periods  and  (b)  the distributions  made on the REMIC Regular  Certificate during the accrual period of amounts included in the stated  redemption  price,  over (2) the  adjusted  issue price of the REMIC  Regular  Certificate  at the beginning of the accrual  period.  The present  value of the  remaining  distributions  referred to in the preceding  sentence will be calculated (1) assuming that  distributions  on the REMIC Regular  Certificate will be received  in future  periods  based on the  mortgage  loans  being  prepaid at a rate equal to the
Prepayment  Assumption,  (2)  using a  discount  rate  equal  to the  original  yield to  maturity  of the certificate and (3) taking into account events  (including  actual  prepayments) that have occurred before the close of the accrual  period.  For these  purposes,  the original yield to maturity of the certificate will be calculated  based on its issue price and assuming that  distributions  on the certificate  will be made in all accrual  periods based on the mortgage  loans being prepaid at a rate equal to the  Prepayment
Assumption.  The  adjusted  issue price of a REMIC  Regular  Certificate  at the  beginning of any accrual period  will equal the issue  price of the  certificate,  increased  by the  aggregate  amount of original issue discount that accrued with respect to the certificate in prior accrual  periods,  and reduced by the amount of any  distributions  made on the certificate in prior accrual periods of amounts  included in the stated  redemption  price.  The original issue discount  accruing during any accrual  period,  computed as described  above,  will be allocated  ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

         A subsequent  purchaser of a REMIC  Regular  Certificate  that  purchases a  certificate  that is treated as having been issued with original  issue  discount at a cost  (excluding any portion of the cost attributable to accrued  qualified stated  interest) less than its remaining stated  redemption price will also be required  to include in gross  income the daily  portions  of any  original  issue  discount  with respect  to the  certificate.  However,  each  such  daily  portion  will be  reduced,  if the cost of the certificate  is in excess of its  "adjusted  issue  price," in proportion to the ratio the excess bears to the  aggregate  original  issue  discount  remaining to be accrued on the REMIC Regular  Certificate.  The adjusted  issue price of a REMIC Regular  Certificate  on any given day equals the sum of (1) the adjusted issue price (or, in the case of the first  accrual  period,  the issue  price) of the  certificate  at the beginning  of the accrual  period which  includes  that day and (2) the daily  portions of original  issue discount for all days during the accrual period prior to that day.

         Market  Discount.  A  certificateholder  that  purchases a REMIC Regular  Certificate at a market discount,  that is, in the case of a REMIC Regular Certificate issued without original issue discount,  at a purchase  price less than its  remaining  stated  principal  amount,  or in the case of a REMIC  Regular
Certificate  issued with original issue  discount,  at a purchase price less than its adjusted issue price will  recognize  gain  upon  receipt  of  each  distribution  representing  stated  redemption  price.  In particular,  under  Section  1276 of the Code  such a  certificateholder  generally  will be  required  to allocate the portion of each  distribution  representing  stated  redemption price first to accrued market discount  not  previously  included  in  income,  and to  recognize  ordinary  income  to that  extent.  A certificateholder  may elect to include  market  discount in income  currently  as it accrues  rather than including it on a deferred  basis in accordance  with the  foregoing.  If made, the election will apply to all  market  discount  bonds  acquired  by the  certificateholder  on or after  the first day of the first taxable year to which the election applies.  In addition,  the OID Regulations permit a  certificateholder to elect to accrue all interest,  discount  (including de minimis  market or original  issue  discount) in income,  and to amortize  premium,  based on a constant  yield method.  If such an election were made with respect to a REMIC Regular  Certificate with market  discount,  the  certificateholder  would be deemed to have made an  election to include  currently  market  discount  in income  with  respect to all other debt instruments  having market  discount that the  certificateholder  acquires  during the taxable year of the election or thereafter.  Similarly,  a  certificateholder  that made this election for a certificate  that is acquired at a premium  would be deemed to have made an election to amortize  bond  premium with respect to all debt instruments having amortizable bond premium that the certificateholder  owns or acquires.  See
"REMICS—Taxation  of Owners of REMIC  Regular  Certificates—Premium"  below.  Each of these  elections  to accrue  interest,  discount and premium with respect to a certificate  on a constant yield method would be irrevocable, except with the approval of the IRS.

         However,  market  discount with respect to a REMIC Regular  Certificate  will be considered to be de minimis  for  purposes  of Section  1276 of the Code if the market  discount  is less than 0.25% of the remaining stated  redemption price of the REMIC Regular  Certificate  multiplied by the number of complete years to maturity  remaining  after the date of its purchase.  In interpreting a similar rule with respect to original  issue discount on  obligations  payable in  installments,  the OID  Regulations  refer to the weighted  average  maturity  of  obligations,  and it is likely  that the same rule will be  applied  with respect to market discount,  presumably taking into account the Prepayment Assumption.  If market discount is treated  as de minimis  under this  rule,  it appears  that the actual  discount  would be treated in a manner  similar to original  issue  discount of a de minimis  amount.  See  "REMICS—Taxation  of Owners of
REMIC Regular  Certificates—Original  Issue Discount" above. This treatment would result in discount being included in income at a slower  rate than  discount  would be required to be included in income  using the method described above.

         Section  1276(b)(3)  of the  Code  specifically  authorizes  the  Treasury  Department  to  issue regulations  providing for the method for accruing market discount on debt  instruments,  the principal of which is payable in more than one installment.  Until  regulations are issued by the Treasury  Department, the rules described in the Committee  Report apply.  The Committee  Report  indicates that in each accrual period market discount on REMIC Regular  Certificates  should accrue, at the  certificateholder's  option:
(1) on the  basis of a  constant  yield  method,  (2) in the case of a REMIC  Regular  Certificate  issued without  original issue  discount,  in an amount that bears the same ratio to the total  remaining  market discount as the stated  interest paid in the accrual  period bears to the total amount of stated  interest remaining to be paid on the REMIC Regular  Certificate as of the beginning of the accrual  period,  or (3)
in the case of a REMIC Regular  Certificate  issued with original issue discount,  in an amount that bears the same ratio to the total  remaining  market  discount as the  original  issue  discount  accrued in the accrual period bears to the total original  issue discount  remaining on the REMIC Regular  Certificate at the beginning of the accrual period.  Moreover,  the Prepayment Assumption used in calculating the accrual of  original  issue  discount is also used in  calculating  the  accrual of market  discount.  Because the regulations  referred to in this  paragraph  have not been  issued,  it is not  possible  to predict  what effect these  regulations  might have on the tax treatment of a REMIC Regular  Certificate  purchased at a discount in the secondary market.

         To  the  extent  that  REMIC  Regular   Certificates   provide  for  monthly  or  other  periodic
distributions  throughout  their term, the effect of these rules may be to require  market  discount to be includible  in income  at a rate  that is not  significantly  slower  than the rate at which the  discount would  accrue if it were  original  issue  discount.  Moreover,  in any event a holder of a REMIC  Regular
Certificate  generally  will be  required  to treat a portion of any gain on the sale or  exchange  of the certificate  as ordinary  income to the extent of the market  discount  accrued to the date of disposition under one of the foregoing  methods,  less any accrued  market  discount  previously  reported as ordinary income.

         Further,  under Section 1277 of the Code a holder of a REMIC Regular  Certificate may be required to defer a portion of its  interest  deductions  for the taxable  year  attributable  to any  indebtedness incurred or continued to purchase or carry a REMIC Regular  Certificate  purchased  with market  discount.
For these  purposes,  the de minimis rule referred to above applies.  Any such deferred  interest  expense would not exceed the market  discount that accrues during the taxable year and is, in general,  allowed as a deduction  not later than the year in which the market  discount is  includible  in income.  If a holder elects to include market  discount in income  currently as it accrues on all market  discount  instruments acquired by the holder in that taxable year or  thereafter,  the interest  deferral rule  described  above will not apply.

         Premium.  A REMIC  Regular  Certificate  purchased at a cost  (excluding  any portion of the cost attributable to accrued  qualified  stated interest)  greater than its remaining  stated  redemption price will be  considered  to be purchased at a premium.  The holder of a REMIC  Regular  Certificate  may elect under  Section 171 of the Code to amortize the premium  under the  constant  yield method over the life of the  certificate.  If made,  the  election  will apply to all debt  instruments  having  amortizable  bond premium that the holder owns or subsequently  acquires.  Amortizable  premium will be treated as an offset to interest income on the related debt instrument,  rather than as a separate interest deduction.  The OID
Regulations  also permit  certificateholders  to elect to include all  interest,  discount  and premium in income  based on a constant  yield  method,  further  treating  the  certificateholder  as having made the
election   to   amortize   premium   generally.   See   "REMICS—Taxation   of  Owners  of  REMIC   Regular
Certificates—Market  Discount"  above.  The  Committee  Report  states  that the same  rules that apply to accrual of market  discount  (which rules will require use of a Prepayment  Assumption in accruing  market discount  with respect to REMIC  Regular  Certificates  without  regard to whether the  certificates  have original  issue  discount)  will also apply in amortizing  bond premium under Section 171 of the Code. The use of an assumption that there will be no prepayments may be required.

         Realized  Losses.  Under  Section 166 of the Code,  both  corporate  holders of the REMIC Regular
Certificates and  non-corporate  holders of the REMIC Regular  Certificates  that acquire the certificates in  connection  with a trade or  business  should be allowed to deduct,  as  ordinary  losses,  any losses sustained during a taxable year in which their  certificates  become wholly or partially  worthless as the result of one or more realized  losses on the mortgage  loans.  However,  it appears that a  non-corporate holder that does not acquire a REMIC Regular  Certificate in connection  with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until the holder's  certificate  becomes wholly worthless  (i.e.,  until its  outstanding  principal  balance has been  reduced to zero) and that the loss will be characterized as a short-term capital loss.

         Each holder of a REMIC  Regular  Certificate  will be required to accrue  interest  and  original issue discount with respect to the  certificate,  without giving effect to any reductions in distributions attributable to defaults or  delinquencies  on the mortgage loans or the certificate  underlying the REMIC
Certificates,  as the case may be, until it can be established  that the reduction  ultimately will not be recoverable.  As a result,  the amount of taxable  income  reported in any period by the holder of a REMIC
Regular  Certificate  could exceed the amount of economic income  actually  realized by that holder in the period.  Although the holder of a REMIC Regular Certificate  eventually will recognize a loss or reduction in income  attributable  to previously  accrued and included  income that as the result of a realized loss ultimately  will not be  realized,  the law is unclear  with  respect to the timing and  character of this loss or reduction in income.

         Taxation of Owners of REMIC Residual Certificates

         General.  Although  a REMIC is a  separate  entity  for  federal  income  tax  purposes,  a REMIC generally is not subject to  entity-level  taxation,  except with regard to  prohibited  transactions  and some other  transactions.  See "—Prohibited  Transactions  and Other Possible REMIC Taxes" below.  Rather, the  taxable  income or net loss of a REMIC is  generally  taken  into  account by the holder of the REMIC
Residual  Certificates.  Accordingly,  the REMIC Residual  Certificates  will be subject to tax rules that differ  significantly  from those that would apply if the REMIC  Residual  Certificates  were  treated for federal income tax purposes as direct  ownership  interests in the mortgage  loans or as debt  instruments issued by the REMIC.

         A holder of a REMIC Residual  Certificate  generally will be required to report its daily portion of the taxable income or, subject to the limitations  noted in this discussion,  the net loss of the REMIC for each day during a calendar  quarter that the holder  owned the REMIC  Residual  Certificate.  For this purpose,  the  taxable  income  or net loss of the REMIC  will be  allocated  to each day in the  calendar quarter  ratably  using a "30 days per month/90  days per  quarter/360  days per year"  convention  unless otherwise  disclosed in the related  prospectus  supplement.  The daily amounts so allocated  will then be allocated  among the  REMIC  Residual  Certificateholders  in  proportion  to their  respective  ownership interests  on that day.  Any  amount  included  in the  gross  income  or  allowed  as a loss of any REMIC
Residual  Certificateholder  by virtue of this paragraph  will be treated as ordinary  income or loss. The taxable income of the REMIC will be determined  under the rules  described below in "Taxable Income of the
REMIC"  and will be  taxable  to the REMIC  Residual  Certificateholders  without  regard to the timing or amount of cash distributions by the REMIC.  Ordinary income derived from REMIC Residual  Certificates will be "portfolio  income" for purposes of the taxation of taxpayers  subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

         A holder of a REMIC Residual  Certificate  that purchased the certificate  from a prior holder of that  certificate  also will be required to report on its federal income tax return  amounts  representing its  daily  share of the  taxable  income  (or net loss) of the REMIC for each day that it holds the REMIC
Residual  Certificate.  Those daily amounts generally will equal the amounts of taxable income or net loss determined as described  above.  The Committee  Report  indicates that some  modifications  of the general rules may be made,  by  regulations,  legislation  or  otherwise to reduce (or  increase)  the income of a
REMIC Residual  Certificateholder  that purchased the REMIC  Residual  Certificate  from a prior holder of the  certificate  at a price greater than (or less than) the adjusted  basis (as defined  below) the REMIC
Residual  Certificate  would have had in the hands of an  original  holder of the  certificate.  The REMIC
Regulations, however, do not provide for any such modifications.

         Any  payments  received  by a holder  of a REMIC  Residual  Certificate  in  connection  with the acquisition of the REMIC  Residual  Certificate  will be taken into account in  determining  the income of the holder for federal  income tax purposes.  Although it appears  likely that any of these payments would be includible in income  immediately upon its receipt,  the IRS might assert that these payments should be included in income over time  according to an  amortization  schedule or  according to some other  method.
Because  of the  uncertainty  concerning  the  treatment  of these  payments,  holders  of REMIC  Residual
Certificates  are encouraged to consult their tax advisors  concerning the treatment of these payments for income tax purposes.

         The amount of income  REMIC  Residual  Certificateholders  will be required to report (or the tax liability  associated  with the  income)  may exceed the amount of cash  distributions  received  from the
REMIC for the corresponding  period.  Consequently,  REMIC Residual  Certificateholders  should have other sources of funds  sufficient to pay any federal  income taxes due as a result of their  ownership of REMIC
Residual  Certificates or unrelated  deductions  against which income may be offset,  subject to the rules relating to "excess  inclusions" and "noneconomic"  residual interests  discussed below. The fact that the tax liability  associated with the income  allocated to REMIC Residual  Certificateholders  may exceed the cash  distributions  received by the REMIC Residual  Certificateholders  for the corresponding  period may significantly  adversely  affect the REMIC Residual  Certificateholders'  after-tax  rate of return.  This disparity  between income and  distributions  may not be offset by  corresponding  losses or reductions of income  attributable  to the REMIC Residual  Certificateholder  until  subsequent tax years and, then, may not be completely offset due to changes in the Code, tax rates or character of the income or loss.

         Taxable  Income of the REMIC.  The  taxable  income of the REMIC  will equal the income  from the mortgage  loans and other  assets of the REMIC plus any  cancellation  of  indebtedness  income due to the allocation of realized  losses to REMIC Regular  Certificates,  less the  deductions  allowed to the REMIC for interest  (including  original  issue  discount and reduced by any income from premium on issuance) on the  REMIC  Regular  Certificates  (and  any  other  class  of REMIC  Certificates  constituting  "regular interests"  in the REMIC not  offered by the  prospectus),  amortization  of any  premium on the  mortgage loans,  bad debt losses with respect to the mortgage loans and, except as described  below, for servicing, administrative and other expenses.

         For purposes of determining  its taxable income,  the REMIC will have an initial  aggregate basis in its assets  equal to the sum of the issue  prices of all REMIC  Certificates  (or,  if a class of REMIC
Certificates  is not sold  initially,  their fair market  values).  The aggregate  basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their  respective  fair market values.  The issue price of any offered REMIC  Certificates  will be  determined  in the manner  described above under "—Taxation of Owners of REMIC Regular  Certificates—Original  Issue Discount." The issue price of a REMIC  Certificate  received in exchange for an interest in the mortgage loans or other property will equal the fair market value of the  interests in the mortgage  loans or other  property.  Accordingly,  if one  or  more  classes  of  REMIC  Certificates  are  retained  initially  rather  than  sold,  the  REMIC
Administrator  may be required to estimate  the fair market  value of the  interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

         Subject to possible  application of the de minimis  rules,  the method of accrual by the REMIC of original issue  discount  income and market  discount  income with respect to mortgage loans that it holds will be  equivalent  to the  method for  accruing  original  issue  discount  income for  holders of REMIC
Regular  Certificates  (that is,  under the  constant  yield  method  taking into  account the  Prepayment
Assumption).  However,  a REMIC that acquires loans at a market  discount must include the market discount in income currently,  as it accrues,  on a constant yield basis. See "—Taxation of Owners of REMIC Regular
Certificates"  above,  which  describes a method for  accruing  discount  income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

         A mortgage  loan will be deemed to have been  acquired  with  discount (or premium) to the extent that the REMIC's  basis  therein,  determined as described in the  preceding  paragraph,  is less than (or greater  than) its stated  redemption  price.  Any such  discount  will be includible in the income of the
REMIC as it  accrues,  in  advance  of  receipt of the cash  attributable  to the  income,  under a method similar  to the  method  described  above for  accruing  original  issue  discount  on the  REMIC  Regular
Certificates.  It is anticipated  that each REMIC will elect under Section 171 of the Code to amortize any premium  on the  mortgage  loans.  Premium  on any  mortgage  loan to which the  election  applies  may be amortized  under a  constant  yield  method,  presumably  taking  into  account a  Prepayment  Assumption.
Further,  such an election  would not apply to any mortgage  loan  originated  on or before  September 27,
1985.  Instead,  premium on such a mortgage loan should be allocated among the principal  payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of the mortgage loan.

         A REMIC will be allowed  deductions  for  interest  (including  original  issue  discount) on the
REMIC  Regular  Certificates  (including  any  other  class of REMIC  Certificates  constituting  "regular interests" in the REMIC not offered by this  prospectus)  equal to the deductions that would be allowed if the REMIC Regular  Certificates  (including any other class of REMIC  Certificates  constituting  "regular interests" in the REMIC not offered by this  prospectus)  were  indebtedness of the REMIC.  Original issue discount will be considered  to accrue for this purpose as described  above under  "—Taxation of Owners of
REMIC Regular  certificates—Original  Issue Discount," except that the de minimis rule and the adjustments for subsequent  holders of REMIC Regular  Certificates  (including  any other class of REMIC  Certificates constituting  "regular interests" in the REMIC not offered by this prospectus)  described therein will not apply.

         If a class of REMIC  Regular  Certificates  is  issued  with  Issue  Premium,  the net  amount of interest  deductions  that are allowed the REMIC in each taxable  year with  respect to the REMIC  Regular
Certificates  of that class will be reduced by an amount  equal to the portion of the Issue  Premium  that is considered  to be amortized or repaid in that year.  Although the matter is not entirely  clear,  it is likely that Issue Premium would be amortized  under a constant  yield method in a manner  analogous to the method of accruing  original issue discount  described  above under  "—Taxation of Owners of REMIC Regular certificates—Original Issue Discount."

         As a general  rule,  the taxable  income of a REMIC will be  determined  in the same manner as if the REMIC were an  individual  having the calendar  year as its taxable year and using the accrual  method of accounting.  However, no item of income, gain, loss or deduction allocable to a prohibited  transaction will betaken into account. See "—Prohibited  Transactions and Other Possible REMIC Taxes" below.  Further, the  limitation on  miscellaneous  itemized  deductions  imposed on  individuals by Section 67 of the Code
(which  allows  these  deductions  only to the extent  they  exceed in the  aggregate  two  percent of the taxpayer's  adjusted  gross  income)  will not be  applied  at the REMIC  level so that the REMIC  will be allowed  deductions for  servicing,  administrative  and other  non-interest  expenses in determining  its taxable  income.  All  such  expenses  will be  allocated  as a  separate  item to the  holders  of  REMIC
Certificates,  subject to the  limitation  of  Section  67 of the Code.  See  "—Possible  Pass-Through  of
Miscellaneous  Itemized  Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

         Basis Rules,  Net Losses and  Distributions.  The adjusted basis of a REMIC Residual  Certificate will be equal to the amount paid for the REMIC  Residual  Certificate,  increased  by amounts  included in the income of the REMIC Residual  Certificateholder  and decreased  (but not below zero) by  distributions made, and by net losses allocated, to the REMIC Residual Certificateholder.

         A REMIC  Residual  Certificateholder  is not  allowed to take into  account  any net loss for any calendar  quarter to the extent  the net loss  exceeds  the REMIC  Residual  Certificateholder's  adjusted basis in its REMIC  Residual  Certificate  as of the close of the  calendar  quarter  (determined  without regard to the net loss).  Any loss that is not currently  deductible by reason of this  limitation  may be carried forward  indefinitely  to future calendar  quarters and,  subject to the same  limitation,  may be used  only to  offset  income  from  the  REMIC  Residual  Certificate.  The  ability  of  REMIC  Residual
Certificateholders  to deduct net losses may be subject to  additional  limitations  under the Code, as to which REMIC Residual Certificateholders are encouraged to consult their tax advisors.

         Any  distribution  on a REMIC  Residual  Certificate  will be treated as a  nontaxable  return of capital to the extent it does not exceed the holder's  adjusted basis in the REMIC  Residual  Certificate.
To the extent a  distribution  on a REMIC  Residual  Certificate  exceeds the adjusted  basis,  it will be treated as gain from the sale of the REMIC Residual  Certificate.  Holders of REMIC Residual  Certificates
may be  entitled to  distributions  early in the term of the related  REMIC under  circumstances  in which their bases in the REMIC  Residual  Certificates  will not be  sufficiently  large that the  distributions will be treated as nontaxable  returns of capital.  Their bases in the REMIC  Residual  Certificates  will initially  equal the  amount  paid for the REMIC  Residual  Certificates  and will be  increased  by their allocable  shares of taxable income of the REMIC.  However,  these bases increases may not occur until the end of the  calendar  quarter,  or perhaps the end of the calendar  year,  with respect to which the REMIC taxable  income is allocated to the REMIC  Residual  Certificateholders.  To the extent the REMIC Residual
Certificateholders'   initial   bases   are  less   than  the   distributions   to  the   REMIC   Residual
Certificateholders,  and  increases in initial  bases either  occur after the  distributions  or (together with their initial  bases) are less than the amount of the  distributions,  gain will be recognized to the
REMIC  Residual  Certificateholders  on these  distributions  and will be treated as gain from the sale of their REMIC Residual Certificates.

         The effect of these rules is that a REMIC Residual  Certificateholder  may not amortize its basis in a REMIC  Residual  Certificate,  but may only  recover  its basis  through  distributions,  through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual  Certificate.  See "—Sales of REMIC Certificates"  below. For a discussion of possible  modifications of these rules that may require adjustments to income of a holder of a REMIC Residual  Certificate  other than an original holder in order to reflect  any  difference  between  the cost of the REMIC  Residual  Certificate  to the REMIC  Residual
Certificateholder  and the adjusted  basis the REMIC  Residual  Certificate  would have in the hands of an original holder, see "—Taxation of Owners of REMIC Residual Certificates—General" above.

         Excess Inclusions.  Any "excess inclusions" with respect to a REMIC Residual  Certificate will be subject to federal income tax in all events. In general,  the "excess  inclusions" with respect to a REMIC
Residual  Certificate  for any calendar  quarter will be the excess,  if any, of (1) the daily portions of
REMIC  taxable  income  allocable  to the  REMIC  Residual  Certificate  over  (2) the  sum of the  "daily accruals" (as defined below) for each day during the quarter that the REMIC Residual  Certificate was held by the REMIC Residual  Certificateholder.  The daily accruals of a REMIC Residual  Certificateholder  will be determined by  allocating to each day during a calendar  quarter its ratable  portion of the product of the "adjusted  issue price" of the REMIC  Residual  Certificate  at the beginning of the calendar  quarter and 120% of the  "long-term  Federal rate" in effect on the Closing Date.  For this purpose,  the adjusted issue price of a REMIC Residual  Certificate as of the beginning of any calendar  quarter will be equal to the issue price of the REMIC  Residual  Certificate,  increased  by the sum of the daily  accruals for all prior  quarters and  decreased  (but not below zero) by any  distributions  made with respect to the REMIC
Residual  Certificate  before  the  beginning  of that  quarter.  The  issue  price  of a  REMIC  Residual
Certificate  is the initial  offering price to the public  (excluding  bond houses and brokers) at which a substantial  amount of the REMIC  Residual  Certificates  were sold.  The  "long-term  Federal rate" is an average of current  yields on  Treasury  securities  with a  remaining  term of greater  than nine  years, computed and  published  monthly by the IRS.  Although it has not done so, the  Treasury has  authority to issue  regulations  that would treat the entire amount of income accruing on a REMIC Residual  Certificate as an excess inclusion if the REMIC Residual Certificates are not considered to have "significant value."

         For REMIC  Residual  Certificateholders,  an excess  inclusion  (1) will not be  permitted  to be offset by deductions,  losses or loss carryovers from other activities,  (2) will be treated as "unrelated business  taxable  income" to an otherwise  tax-exempt  organization  and (3) will not be eligible for any rate  reduction  or  exemption  under any  applicable  tax treaty  with  respect to the 30% United  States
withholding  tax  imposed  on  distributions  to  REMIC  Residual   Certificateholders  that  are  foreign
investors. See, however, "—Foreign investors in REMIC Certificates," below.

         Furthermore,  for  purposes  of the  alternative  minimum  tax,  excess  inclusions  will  not be permitted to be offset by the  alternative  tax net  operating  loss  deduction  and  alternative  minimum taxable income may not be less than the taxpayer's  excess  inclusions.  The latter rule has the effect of preventing  nonrefundable  tax credits from reducing the taxpayer's income tax to an amount lower than the tentative minimum tax on excess inclusions.

         In the case of any REMIC  Residual  Certificates  held by a real  estate  investment  trust,  the aggregate  excess  inclusions  with  respect to the REMIC  Residual  Certificates,  reduced (but not below zero) by the real estate  investment trust taxable income (within the meaning of Section  857(b)(2) of the
Code,  excluding any net capital gain),  will be allocated among the shareholders of the issuing entity in proportion  to the  dividends  received by the  shareholders  from the issuing  entity,  and any amount so allocated will be treated as an excess  inclusion with respect to a REMIC Residual  Certificate as if held directly  by the  shareholder.  Treasury  regulations  yet to be  issued  could  apply a  similar  rule to regulated investment  companies,  common trust funds and cooperatives;  the REMIC Regulations currently do not address this subject.

         Noneconomic   REMIC   Residual   Certificates.   Under  the  REMIC   Regulations,   transfers  of
"noneconomic"  REMIC Residual  Certificates  will be disregarded for all federal income tax purposes if "a significant  purpose of the transfer was to enable the  transferor to impede the  assessment or collection of tax." If the transfer is disregarded,  the purported  transferor will continue to remain liable for any taxes  due with  respect  to the  income  on the  "noneconomic"  REMIC  Residual  Certificate.  The  REMIC
Regulations  provide that a REMIC Residual  Certificate is  non-economic  unless,  based on the Prepayment
Assumption and on any required or permitted  clean up calls, or required  liquidation  provided for in the
REMIC's organizational  documents, (1) the present value of the expected future distributions  (discounted using the "applicable  Federal rate" for  obligations  whose term ends on the close of the last quarter in which  excess  inclusions  are expected to accrue with respect to the REMIC  Residual  Certificate,  which rate is computed and published monthly by the IRS) on the REMIC Residual  Certificate  equals at least the present  value  of the  expected  tax  on the  anticipated  excess  inclusions,  and  (2)  the  transferor reasonably  expects that the  transferee  will receive  distributions  with respect to the REMIC  Residual
Certificate  at or after  the time the taxes  accrue on the  anticipated  excess  inclusions  in an amount sufficient to satisfy the accrued taxes.  Accordingly,  all transfers of REMIC Residual  Certificates that may  constitute  noneconomic  residual  interests will be subject to  restrictions  under the terms of the related  pooling and servicing  agreement that are intended to reduce the possibility of any such transfer being  disregarded.  These restrictions will require each party to a transfer to provide an affidavit that no purpose of the transfer is to impede the  assessment or collection  of tax,  including  representations as to the financial condition of the prospective  transferee,  as to which the transferor is also required to make a  reasonable  investigation  to  determine  the  transferee's  historic  payment of its debts and ability  to  continue  to pay its debts as they come due in the  future.  The IRS has issued  final  REMIC regulations  that add to the  conditions  necessary  to assure that a transfer of a  noneconomic  residual interest would be respected.  The additional  conditions require that in order to qualify as a safe harbor transfer of a residual,  the transferee  represent  that it will not cause the income "to be  attributable to a foreign  permanent  establishment  or fixed base  (within  the  meaning of an  applicable  income tax treaty) of the transferee or another U.S.  taxpayer" and either (i) the amount  received by the transferee be no less on a present  value  basis than the  present  value of the net tax  detriment  attributable  to holding the residual  interest  reduced by the present value of the  projected  payments to be received on the residual  interest or (ii) the transfer is to a domestic  taxable  corporation  with  specified  large amounts of gross and net assets and that meets certain  other  requirements  where  agreement is made that all future  transfers will be to taxable domestic  corporations in transactions  that qualify for the same
"safe harbor" provision.  Eligibility for the safe harbor requires, among other things, that the facts and circumstances  known to the  transferor  at the time of transfer not indicate to a reasonable  person that the taxes with respect to the residual  interest will not be paid, with an  unreasonably  low cost for the transfer specifically  mentioned as negating eligibility.  The regulations generally apply to transfers of residual  interests  occurring  on or after  February  4,  2000.  Prior  to  purchasing  a REMIC  Residual
Certificate,  prospective  purchasers are encouraged to consider the possibility that a purported transfer of the REMIC  Residual  Certificate  by such a purchaser  to another  purchaser  at some future day may be disregarded  in  accordance  with the above  described  rules which would  result in the  retention of tax liability by that purchaser.

         The related prospectus  supplement will disclose whether offered REMIC Residual  Certificates may be considered  "noneconomic" residual interests under the REMIC Regulations;  provided,  however, that any disclosure  that a REMIC  Residual  Certificate  will not be considered  "noneconomic"  will be based upon assumptions,  and the depositor will make no representation that a REMIC Residual  Certificate will not be considered  "noneconomic"  for purposes of the  above-described  rules.  See "—Foreign  Investors in REMIC
Certificates—REMIC  Residual  Certificates" below for additional  restrictions  applicable to transfers of
REMIC Residual Certificates to foreign persons.

         On May 11, 2004,  the IRS issued final  regulations  relating to the federal income tax treatment of "inducement  fees" received by transferees of noneconomic  REMIC residual  interests.  The  regulations provide tax  accounting  rules for the inclusion of such fees in income over an  appropriate  period,  and clarify that  inducement  fees represent  income from sources within the United States.  These rules apply to  taxable  years  ending on or after May 11,  2004.  On the same  date,  the IRS  issued  administrative guidance  addressing  the  procedures by which  transferees  of such REMIC  residual  interests may obtain consent  to change  the  method  of  accounting  for REMIC  inducement  fee  income to one of the  methods provided in the  regulations.  Prospective  purchasers of REMIC  Residual  Certificates  are encouraged to consult with their tax advisors  regarding the effect of these regulations and the related  administrative guidance.

         Mark-to-Market  Rules. In general,  all securities  owned by a dealer,  except to the extent that the dealer has  specifically  identified  a security as held for  investment,  must be marked to market in accordance with the applicable  Code provision and the related  regulations.  However,  the IRS has issued regulations  which  provide  that  for  purposes  of this  mark-to-market  requirement,  a REMIC  Residual
Certificate is not treated as a security and thus may not be marked to market.

         Possible  Pass-Through  of  Miscellaneous  Itemized  Deductions.  Fees  and  expenses  of a REMIC generally  will be allocated to the holders of the related REMIC  Residual  Certificates.  The  applicable
Treasury  regulations  indicate,  however,  that in the case of a REMIC that is similar to a single  class grantor  trust,  all or a portion of these fees and  expenses  should be  allocated  to the holders of the related REMIC Regular  Certificates.  Except as stated in the related  prospectus  supplement,  these fees and expenses will be allocated to holders of the related REMIC  Residual  Certificates  in their  entirety and not to the holders of the related REMIC Regular Certificates.

         With respect to REMIC Residual  Certificates or REMIC Regular  Certificates  the holders of which receive an  allocation of fees and expenses in accordance  with the  preceding  discussion,  if any holder thereof is an individual,  estate or trust, or a "pass-through  entity"  beneficially owned by one or more individuals,  estates or trusts,  (1) an amount equal to the  individual's,  estate's or trust's  share of the fees and expenses will be added to the gross income of the holder and (2) the  individual's,  estate's or  trust's  share of the  fees  and  expenses  will be  treated  as a  miscellaneous  itemized  deduction allowable  subject to the  limitation of Section 67 of the Code,  which permits these  deductions  only to the extent they exceed in the  aggregate  two percent of taxpayer's  adjusted  gross income.  In addition,
Section  68 of the Code  provides  that the  amount of  itemized  deductions  otherwise  allowable  for an individual  whose adjusted  gross income  exceeds a specified  amount will be reduced by the lesser of (1)
3% of the excess of the  individual's  adjusted  gross  income over the amount or (2) 80% of the amount of itemized  deductions  otherwise  allowable for the taxable year.  The amount of additional  taxable income reportable  by REMIC  Certificateholders  that are  subject  to the  limitations  of either  Section 67 or
Section 68 of the Code may be substantial.  Furthermore,  in determining  the alternative  minimum taxable income  of  such  a  holder  of a  REMIC  Certificate  that  is  an  individual,  estate  or  trust,  or a
"pass-through entity" beneficially owned by one or more individuals,  estates or trusts, no deduction will be  allowed  for the  holder's  allocable  portion  of  servicing  fees and other  miscellaneous  itemized deductions of the REMIC,  even though an amount equal to the amount of the fees and other  deductions will be included in the holder's gross income.  Accordingly,  these REMIC  Certificates  may not be appropriate investments for individuals,  estates,  or trusts, or pass-through  entities  beneficially owned by one or more  individuals,  estates or trusts.  Prospective  investors  are  encouraged  to consult with their tax advisors prior to making an investment in the certificates.

         Sales of REMIC Certificates.  If a REMIC Certificate is sold, the selling  Certificateholder will recognize  gain or loss equal to the difference  between the amount  realized on the sale and its adjusted basis in the REMIC  Certificate.  The adjusted basis of a REMIC Regular  Certificate  generally will equal the cost of the REMIC Regular  Certificate to the  certificateholder,  increased by income reported by the certificateholder  with respect to the REMIC Regular  Certificate  (including  original issue discount and market  discount  income)  and  reduced  (but  not  below  zero) by  distributions  on the  REMIC  Regular
Certificate  received by the  certificateholder  and by any  amortized  premium.  The adjusted  basis of a
REMIC Residual  Certificate  will be determined as described under  "—Taxation of Owners of REMIC Residual
Certificates—Basis  Rules, Net Losses and  Distributions"  in this  prospectus.  Except as provided in the following  four  paragraphs,  any such  gain or loss  will be  capital  gain or loss,  provided  the REMIC
Certificate is held as a capital asset  (generally,  property held for  investment)  within the meaning of
Section 1221 of the Code.

         Gain from the sale of a REMIC Regular  Certificate  that might  otherwise be capital gain will be treated as ordinary  income to the extent the gain does not exceed the  excess,  if any, of (1) the amount that would have been  includible  in the  seller's  income with respect to the REMIC  Regular  Certificate assuming  that  income  had  accrued  thereon  at a rate equal to 110% of the  "applicable  Federal  rate"
(generally,  a rate  based on an  average  of  current  yields on  Treasury  securities  having a maturity comparable to that of the  certificate  based on the application of the Prepayment  Assumption  applicable to the certificate,  which rate is computed and published  monthly by the IRS),  determined as of the date of purchase of the REMIC Regular  Certificate,  over (2) the amount of ordinary income actually includible in the seller's  income prior to the sale.  In addition,  gain  recognized  on the sale of a REMIC Regular
Certificate by a seller who purchased the REMIC Regular  Certificate at a market  discount will be taxable as ordinary  income in an amount not exceeding the portion of the discount that accrued  during the period the REMIC  Certificate  was held by the holder,  reduced by any market  discount  included in income under the rules  described  above under  "—Taxation  of Owners of REMIC  Regular  Certificates—Market  Discount"
and"—Premium."

         REMIC  Certificates  will be "evidences of indebtedness"  within the meaning of Section 582(c)(1)
of the Code,  so that gain or loss  recognized  from the sale of a REMIC  Certificate  by a bank or thrift institution to which this section applies will be ordinary income or loss.

         A portion  of any gain from the sale of a REMIC  Regular  Certificate  that  might  otherwise  be capital  gain may be treated as ordinary  income to the extent that the  certificate  is held as part of a
"conversion  transaction"  within the  meaning  of  Section  1258 of the Code.  A  conversion  transaction generally  is one in which the taxpayer  has taken two or more  positions in the same or similar  property that reduce or eliminate  market risk, if  substantially  all of the taxpayer's  return is attributable to the time value of the taxpayer's net  investment in the  transaction.  The amount of gain so realized in a conversion  transaction  that is  recharacterized  as ordinary income generally will not exceed the amount of  interest  that  would  have  accrued  on the  taxpayer's  net  investment  at 120% of the  appropriate
"applicable  Federal  rate"  (which rate is  computed  and  published  monthly by the IRS) at the time the taxpayer enters into the conversion  transaction,  subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

         Finally,  a taxpayer  may elect to have net capital  gain taxed at ordinary  income  rates rather than capital gains rates in order to include the net capital gain in total net  investment  income for the taxable year, for purposes of the rule that limits the deduction of interest on  indebtedness  incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         Except as may be  provided  in Treasury  regulations  yet to be issued,  if the seller of a REMIC
Residual Certificate  reacquires the REMIC Residual  Certificate,  or acquires any other residual interest in a REMIC or any similar  interest  in a "taxable  mortgage  pool" (as defined in Section  7701(i) of the
Code) during the period  beginning six months before,  and ending six months after,  the date of the sale, such sale will be subject to the "wash sale" rules of Section  1091 of the Code.  In that event,  any loss realized by the REMIC Residual  Certificateholder on the sale will not be deductible,  but instead will be added to the REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

         Losses  on the sale of a REMIC  Residual  Certificate  in  excess of a  threshold  amount  (which amount could need to be aggregated  with similar or previous  losses) may require  disclosure of such loss on an IRS Form 8886.  Investors  are  encouraged to consult with their tax advisors as to the need to file such form.

         Prohibited  Transactions  and Other  Possible  REMIC  Taxes.  In the event a REMIC  engages  in a prohibited  transaction,  the  Code  imposes  a 100%  tax on the  income  derived  by the  REMIC  from the prohibited transaction.  In general,  subject to specified exceptions,  a prohibited transaction means the disposition  of a mortgage  loan,  the receipt of income from a source other than a mortgage loan or other permitted  investments,  the receipt of  compensation  for services,  or gain from the  disposition  of an asset purchased with the payments on the mortgage loans for temporary  investment pending  distribution on the REMIC  Certificates.  It is not anticipated that any REMIC will engage in any prohibited  transactions in which it would recognize a material amount of net income.

         In addition,  a  contribution  to a REMIC made after the day on which the REMIC issues all of its interests  could  result  in the  imposition  on the  REMIC  of a tax  equal  to 100% of the  value of the contributed  property.  Each pooling and servicing  agreement will include provisions  designed to prevent the acceptance of any contributions that would be subject to this tax.

         REMICs also are subject to federal  income tax at the highest  corporate rate on "net income from foreclosure  property,"  determined by reference to the rules applicable to real estate investment trusts.
"Net income from foreclosure  property" generally means gain from the sale of a foreclosure  property that is inventory  property and gross income from  foreclosure  property other than qualifying  rents and other qualifying  income  for a real  estate  investment  trust.  It is not  anticipated  that  any  REMIC  will recognize "net income from foreclosure property" subject to federal income tax.

         To  the  extent  permitted  by  then  applicable  laws,  any  tax  resulting  from  a  prohibited transaction,  tax  resulting  from a  contribution  made after the Closing  Date,  tax on "net income from foreclosure  property" or state or local income or franchise  tax that may be imposed on the REMIC will be borne by the related  master  servicer or trustee in either case out of its own funds,  provided  that the master servicer or the trustee,  as the case may be, has sufficient  assets to do so, and provided further that the tax arises out of a breach of the master  servicer's  or the trustee's  obligations,  as the case may be, under the related  pooling and servicing  agreement and in respect of compliance  with  applicable laws and  regulations.  Any such tax not borne by the  master  servicer  or the  trustee  will be  charged against the related  issuing entity  resulting in a reduction in amounts payable to holders of the related
REMIC Certificates.

         Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain  Organizations.  If a
REMIC Residual  Certificate is transferred to a  "disqualified  organization"  (as defined  below),  a tax would be imposed in an amount  (determined  under the REMIC  Regulations)  equal to the product of (1) the present value  (discounted  using the  "applicable  Federal rate" for  obligations  whose term ends on the close of the last  quarter in which  excess  inclusions  are  expected to accrue with respect to the REMIC
Residual  Certificate,  which rate is computed and published  monthly by the IRS) of the total anticipated excess  inclusions  with respect to the REMIC Residual  Certificate for periods after the transfer and (2)
the  highest  marginal  federal  income  tax rate  applicable  to  corporations.  The  anticipated  excess inclusions  must be determined as of the date that the REMIC Residual  Certificate is transferred and must be based on events that have occurred up to the time of the transfer,  the  Prepayment  Assumption and any required or permitted clean up calls or required  liquidation  provided for in the REMIC's  organizational documents.  Such a tax generally  would be imposed on the  transferor of the REMIC  Residual  Certificate, except  that  where the  transfer  is  through  an agent for a  disqualified  organization,  the tax would instead be imposed on the agent.  However, a transferor of a REMIC Residual  Certificate would in no event be liable  for the tax with  respect  to a transfer  if the  transferee  furnishes  to the  transferor  an affidavit  that the  transferee is not a  disqualified  organization  and, as of the time of the transfer, the transferor does not have actual  knowledge that the affidavit is false.  Moreover,  an entity will not qualify  as a REMIC  unless  there  are  reasonable  arrangements  designed  to ensure  that (1)  residual interests in the entity are not held by disqualified  organizations and (2) information  necessary for the application of the tax described in this prospectus  will be made available.  Restrictions on the transfer of REMIC Residual  Certificates  and other  provisions that are intended to meet this  requirement will be included  in the pooling and  servicing  agreement,  and will be  discussed  more fully in any  prospectus supplement relating to the offering of any REMIC Residual Certificate.

         In addition,  if a "pass-through  entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate,  and a disqualified  organization is the record holder of an interest  in the entity,  then a tax will be imposed on the entity  equal to the product of (1) the amount of excess  inclusions  on the  REMIC  Residual  Certificate  that are  allocable  to the  interest  in the pass-through  entity held by the  disqualified  organization  and (2) the highest  marginal federal income tax rate imposed on  corporations.  A pass-through  entity will not be subject to this tax for any period, however,  if each record holder of an interest in the  pass-through  entity  furnishes to the pass-through entity (1) the  holder's  social  security  number and a statement  under  penalties  of perjury  that the social  security  number is that of the  recordholder  or (2) a statement  under penalties of perjury that the  record  holder is not a  disqualified  organization.  For  taxable  years  beginning  after  December
31,1997,  notwithstanding  the preceding two sentences,  in the case of a REMIC Residual  Certificate held by an  "electing  large  partnership,"  all  interests  in the  partnership  shall be  treated  as held by disqualified  organizations  (without  regard to whether  the record  holders of the  partnership  furnish statements  described in the  preceding  sentence)  and the amount that is subject to tax under the second preceding  sentence is excluded  from the gross  income of the  partnership  allocated to the partners (in lieu of allocating to the partners a deduction for the tax paid by the partnership).

         For these purposes, a "disqualified organization" means:

         1.       the United States, any State or political  subdivision  thereof, any foreign government, any  international  organization,  or any agency or  instrumentality  of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or Freddie Mac),

         2.       any  organization  (other than a cooperative  described in Section 521 of the Code) that is exempt  from  federal  income  tax,  unless it is subject to the tax imposed by Section 511 of the Code,

         3.       any organization described in Section 1381(a)(2)(C) of the Code, or

         4.       an electing large partnership within the meaning of Section 775 of the Code.

For these  purposes,  a  "pass-through  entity"  means  any  regulated  investment  company,  real  estate investment  trust,  trust,  partnership or certain other entities  described in Section  860E(e)(6) of the
Code. In addition,  a person holding an interest in a pass-through  entity as a nominee for another person will, with respect to the interest, be treated as a pass-through entity.

         Termination.  A REMIC will terminate  immediately  after the distribution  date following receipt by the REMIC of the final  payment in respect of the mortgage  loans or upon a sale of the REMIC's  assets following the adoption by the REMIC of a plan of complete  liquidation.  The last  distribution on a REMIC
Regular  Certificate  will be treated as a payment in  retirement of a debt  instrument.  In the case of a
REMIC Residual  Certificate,  if the last distribution on the REMIC Residual  Certificate is less than the
REMIC   Residual   Certificateholder's   adjusted   basis  in  the   certificate,   the   REMIC   Residual
Certificateholder  should  (but may not) be  treated  as  realizing  a loss  equal  to the  amount  of the difference, and the loss may be treated as a capital loss.

         Reporting  and  Other  Administrative   Matters.   Solely  for  purposes  of  the  administrative
provisions of the Code, the REMIC will be treated as a partnership  and REMIC Residual  Certificateholders will be treated as partners.  The REMIC  Administrator (or other party described in the related prospectus supplement)  will file REMIC  federal  income tax  returns on behalf of the related  REMIC,  and under the terms of the related  Agreement  will either (1) be  irrevocably  appointed  by the holders of the largest percentage  interest  in the  related  REMIC  Residual  Certificates  as their agent to perform all of the duties of the "tax matters  person"  with  respect to the REMIC in all respects or (2) will be  designated as and will act as the "tax matters  person"  with  respect to the related  REMIC in all respects and will hold at least a nominal amount of REMIC Residual Certificates.

         The REMIC  Administrator,  as the tax  matters  person or as agent  for the tax  matters  person, subject  to  notice  requirements  and  various  restrictions  and  limitations,  generally  will have the authority to act on behalf of the REMIC and the REMIC Residual  Certificateholders  in connection with the administrative  and judicial review of items of income,  deduction,  gain or loss of the REMIC, as well as the REMIC's classification.  REMIC Residual Certificateholders  generally will be required to report these
REMIC items  consistently with their treatment on the REMIC's tax return and may in some  circumstances be bound by a  settlement  agreement  between the REMIC  Administrator,  as either tax  matters  person or as agent for the tax matters  person,  and the IRS  concerning any such REMIC item.  Adjustments  made to the
REMIC tax return may require a REMIC Residual  Certificateholder to make corresponding  adjustments on its return,  and an audit of the REMIC's tax return,  or the adjustments  resulting from such an audit,  could result  in an  audit  of a REMIC  Residual  Certificateholder's  return.  Any  person  that  holds a REMIC
Residual  Certificate  as a nominee for another  person may be required to furnish the REMIC,  in a manner to be provided in Treasury regulations, with the name and address of the person and other information.

         Reporting of interest  income,  including  any  original  issue  discount,  with respect to REMIC
Regular  Certificates  is  required  annually,   and  may  be  required  more  frequently  under  Treasury
regulations.  These information  reports generally are required to be sent to individual  holders of REMIC
Regular  Interests  and the IRS;  holders of REMIC Regular  Certificates  that are  corporations,  trusts, securities  dealers and some other  non-individuals  will be provided interest and original issue discount income  information and the  information  set forth in the following  paragraph upon request in accordance with the requirements of the applicable  regulations.  The information must be provided by the later of 30 days  after the end of the  quarter  for which  the  information  was  requested,  or two weeks  after the receipt of the  request.  The REMIC must also comply  with rules  requiring  a REMIC  Regular  Certificate issued with original  issue  discount to disclose the  information  to the IRS.  Reporting with respect to the REMIC Residual  Certificates,  including income,  excess inclusions,  investment expenses and relevant information  regarding  qualification  of the REMIC's  assets will be made as required  under the Treasury regulations, generally on a quarterly basis.

         As  applicable,  the REMIC Regular  Certificate  information  reports will include a statement of the adjusted  issue price of the REMIC Regular  Certificate  at the beginning of each accrual  period.  In addition,  the reports will include  information  required by  regulations  with respect to computing  the accrual  of any market  discount.  Because  exact  computation  of the  accrual  of market  discount  on a constant  yield method would require  information  relating to the holder's  purchase price that the REMIC may  not  have,  Treasury  regulations  only  require  that  information  pertaining  to  the  appropriate proportionate  method of accruing market  discount be provided.  See  "REMICS—Taxation  of Owners of REMIC
Regular certificates—Market Discount" in this prospectus.

         The  responsibility  for complying with the foregoing  reporting rules will be borne by the REMIC
Administrator or other party designated in the related prospectus supplement.

         Backup  Withholding With Respect to REMIC  Certificates.  Payments of interest and principal,  as well as  payments  of  proceeds  from  the sale of  REMIC  Certificates,  may be  subject  to the  "backup withholding  tax" under  Section 3406 of the Code if  recipients  of the  payments  fail to furnish to the payor  certain  information,  including  their  taxpayer  identification  numbers,  or  otherwise  fail to establish  an  exemption  from the backup  withholding  tax.  Any amounts  deducted  and  withheld  from a distribution  to a recipient  would be allowed as a credit  against the  recipient's  federal  income tax.
Furthermore,  penalties  may be imposed by the IRS on a recipient  of payments  that is required to supply information but that does not do so in the proper manner.

         Foreign Investors in REMIC Certificates.  A REMIC Regular  Certificateholder that is not a United
States  person and is not subject to federal  income tax as a result of any direct or indirect  connection to the United States in addition to its ownership of a REMIC  Regular  Certificate  will not be subject to
United  States  federal  income  or  withholding  tax in  respect  of a  distribution  on a REMIC  Regular
Certificate,  provided that the holder complies to the extent necessary with identification  requirements, including  delivery  of  a  statement,  signed  by  the  certificateholder  under  penalties  of  perjury, certifying  that the  certificateholder  is not a United  States person and providing the name and address of the  certificateholder.  This  statement  is  generally  made on IRS Form  W-8BEN  and must be  updated whenever  required  information  has  changed  or within 3 calendar  years  after the  statement  is first delivered.  It is possible that the IRS may assert that the foregoing tax exemption  should not apply with respect to a REMIC Regular  Certificate held by a REMIC Residual  Certificateholder  that owns directly or indirectly a 10% or greater  interest in the REMIC Residual  Certificates.  If the holder does not qualify for exemption,  distributions  of interest,  including  distributions in respect of accrued original issue discount,  to the holder may be subject to a tax rate of 30%,  subject to reduction  under any  applicable tax treaty.

         Special  rules  apply  to  partnerships,   estates  and  trusts,  and  in  certain  circumstances
certifications  as to foreign  status and other  matters may be  required  to be provided by partners  and beneficiaries thereof.

         In  addition,  in certain  circumstances  the  foregoing  rules will not apply to exempt a United
States  shareholder of a controlled foreign  corporation from taxation on the United States  shareholder's allocable portion of the interest income received by the controlled foreign corporation.

         Further,  it appears that a REMIC  Regular  Certificate  would not be included in the estate of a non-  resident  alien  individual  and would  not be  subject  to United  States  estate  taxes.  However, certificateholders  who are  non-resident  alien  individuals are encouraged to consult their tax advisors concerning this question.

         Except as stated in the related prospectus  supplement,  transfers of REMIC Residual Certificates to  investors  that are not United  States  persons  will be  prohibited  under the  related  pooling  and servicing agreement.

Notes

         On or prior  to the date of the  related  prospectus  supplement  with  respect  to the  proposed issuance of each series of notes, any of Thacher  Proffitt & Wood llp, Orrick,  Herrington & Sutcliffe LLP
or  Greenberg  Traurig  LLP as counsel to the  depositor,  or another law firm  identified  in the related prospectus  supplement,  will  deliver  its  opinion  to the effect  that,  assuming  compliance  with all provisions of the indenture,  owner trust  agreement and other related  documents,  for federal income tax purposes (1) the notes will be treated as  indebtedness  and (2) the Issuing Entity,  as created  pursuant to the terms and  conditions of the owner trust  agreement,  will not be  characterized  as an association
(or publicly traded  partnership)  taxable as a corporation or as a taxable mortgage pool. For purposes of this tax discussion, references to a "noteholder" or a "holder" are to the beneficial owner of a note.

         Status as Real Property Loans

         Notes held by a domestic  building and loan association will not constitute  "loans . . . secured by an interest in real  property"  within the meaning of Code section  7701(a)(19)(C)(v);  notes held by a real estate  investment  trust will not constitute "real estate assets" within the meaning of Code section
856(c)(4)(A),  and interest on notes will not be considered  "interest on obligations secured by mortgages on real property" within the meaning of Code section 856(c)(3)(B).

         Taxation of Noteholders

         Notes  generally  will be subject to the same rules of  taxation  as REMIC  Regular  Certificates issued by a REMIC,  as described  above,  except that (1) income  reportable  on any notes issued  without original  issue  discount  is not  required  to be reported  under the  accrual  method  unless the holder otherwise  uses the  accrual  method and (2) the  special  rule  treating a portion of the gain on sale or exchange of a REMIC  Regular  Certificate  that does not exceed a specified  amount as ordinary  income is inapplicable to the notes. See  "REMICS—Taxation  of Owners of REMIC Regular  Certificates" and "—Sales of
REMIC Certificates" in this prospectus.

Grantor Trust Funds

         Classification  of  Grantor  Trust  Funds.  On or  prior to the  date of the  related  prospectus supplement  with respect to the proposed  issuance of each series of Grantor  Trust  Certificates,  any of
Thacher  Proffitt & Wood llp, Orrick,  Herrington & Sutcliffe LLP or Greenberg  Traurig LLP, as counsel to the  depositor,  or another law firm  identified in the related  prospectus  supplement,  will deliver its opinion generally to the effect that,  assuming  compliance with all provisions of the related pooling and servicing  agreement,  the related  Grantor Trust Fund will be classified as a grantor trust under subpart
E, part I of subchapter J of Chapter 1 of the Code and not as a partnership or an  association  taxable as a corporation.

         Characterization of Investments in Grantor Trust Certificates.

         Grantor  Trust  Fractional  Interest  Certificates.  In the  case  of  Grantor  Trust  Fractional
Interest  Certificates,  except  as  disclosed  in  the  related  prospectus  supplement,  counsel  to the depositor will deliver an opinion that, in general,  Grantor Trust Fractional  Interest  Certificates will represent  interests  in (1) "loans . . . secured by an interest in real  property"  within the meaning of
Section  7701(a)(19)(C)(v) of the Code; (2) "obligation[s]  (including any participation or Certificate of beneficial  ownership  therein) which [are]  principally  secured by an interest in real property"  within the  meaning of  Section  860G(a)(3)  of the Code;  and (3) "real  estate  assets"  within the  meaning of
Section  856(c)(4)(A)  of the Code.  In addition,  counsel to the  depositor  will deliver an opinion that interest  on  Grantor  Trust  Fractional  Interest  Certificates  will to the same  extent  be  considered
"interest on obligations  secured by mortgages on real property or on interests in real  property"  within the meaning of Section 856(c)(3)(B) of the Code.

         Grantor Trust Strip Certificates.  Even if Grantor Trust Strip Certificates  evidence an interest in a Grantor  Trust Fund  consisting  of  mortgage  loans that are "loans . . . secured by an  interest in real  property"  within the meaning of Section  7701(a)(19)(C)(v)  of the Code,  and "real estate  assets"
within the  meaning  of Section  856(c)(4)(A)  of the Code,  and the  interest  on which is  "interest  on obligations  secured by  mortgages on real  property"  within the meaning of Section  856(c)(3)(B)  of the
Code, it is unclear whether the Grantor Trust Strip  Certificates,  and the income  therefrom,  will be so characterized.  However,  the  policies  underlying  these  sections  (namely,  to  encourage  or  require investments in mortgage loans by thrift  institutions and real estate investment  trusts) may suggest that this  characterization  is  appropriate.  Counsel to the  depositor  will not deliver any opinion on these questions.  Prospective  purchasers to which the  characterization of an investment in Grantor Trust Strip
Certificates  is material  are  encouraged  to consult  their tax advisors  regarding  whether the Grantor
Trust Strip Certificates, and the income therefrom, will be so characterized.

         The Grantor Trust Strip  Certificates  will be  "obligation[s]  (including any  participation  or
Certificate  of beneficial  ownership  therein)  which . . . [are]  principally  secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code.

         Taxation of Owners of Grantor Trust  Fractional  Interest  Certificates.  Holders of a particular series of Grantor Trust  Fractional  Interest  Certificates  generally will be required to report on their federal  income tax returns their shares of the entire income from the mortgage loans  (including  amounts used to pay reasonable  servicing fees and other  expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses.  Because of stripped interests,  market or original issue  discount,  or premium,  the amount  includible in income on account of a Grantor  Trust  Fractional
Interest  Certificate  may  differ  significantly  from  the  amount  distributable  thereon  representing interest on the mortgage  loans.  Under Section 67 of the Code, an  individual,  estate or trust holding a
Grantor Trust  Fractional  Interest  Certificate  directly or through some  pass-through  entities will be allowed a deduction for the  reasonable  servicing fees and expenses only to the extent that the aggregate of the holder's  miscellaneous  itemized  deductions  exceeds two percent of the holder's  adjusted  gross income.  In addition,  Section 68 of the Code  provides that the amount of itemized  deductions  otherwise allowable for an individual  whose  adjusted  gross income  exceeds a specified  amount will be reduced by the lesser of (1) 3% of the excess of the  individual's  adjusted  gross income over the amount or (2) 80%
of the amount of itemized  deductions  otherwise  allowable for the taxable year. The amount of additional taxable income  reportable by holders of Grantor Trust  Fractional  Interest  Certificates who are subject to the  limitations  of  either  Section  67 or  Section  68 of the  Code  may  be  substantial.  Further, certificateholders  (other  than  corporations)  subject  to the  alternative  minimum  tax may not deduct miscellaneous  itemized  deductions  in  determining  the holder's  alternative  minimum  taxable  income.
Although it is not entirely clear,  it appears that in  transactions in which multiple  classes of Grantor
Trust Certificates  (including Grantor Trust Strip  Certificates) are issued, the fees and expenses should be allocated  among the classes of Grantor Trust  Certificates  using a method that  recognizes  that each
such  class  benefits  from  the  related  services.   In  the  absence  of  statutory  or  administrative
clarification  as to the method to be used,  it  currently  is  intended  to base  information  returns or reports to the IRS and  certificateholders  on a method  that  allocates  the  expenses  among  classes of
Grantor  Trust  Certificates  with  respect to each period  based on the  distributions  made to each such class during that period.

         The federal  income tax  treatment  of Grantor  Trust  Fractional  Interest  Certificates  of any
series will depend on whether they are subject to the  "stripped  bond" rules of Section 1286 of the Code.
Grantor Trust  Fractional  Interest  Certificates  may be subject to those rules if (1) a class of Grantor
Trust Strip  Certificates  is issued as part of the same series of  certificates  or (2) the  depositor or any of its  affiliates  retains  (for its own  account  or for  purposes  of  resale) a right to receive a specified  portion of the  interest  payable on the  mortgage  loans.  Further,  the IRS has ruled that an unreasonably  high servicing fee retained by a seller or servicer will be treated as a retained  ownership interest in mortgages that  constitutes a stripped  coupon.  For purposes of determining  what constitutes reasonable  servicing  fees for various types of mortgages  the IRS has  established  "safe  harbors." The servicing fees paid with respect to the mortgage loans for a series of Grantor Trust  Certificates  may be higher than the "safe harbors" and,  accordingly,  may not constitute  reasonable servicing  compensation.
The related prospectus  supplement will include  information  regarding  servicing fees paid to the master servicer,  any subservicer or their  respective  affiliates  necessary to determine  whether the preceding
"safe harbor" rules apply.

         If Stripped  Bond Rules Apply.  If the stripped bond rules apply,  each Grantor Trust  Fractional
Interest  Certificate  will be treated as having been issued with  "original  issue  discount"  within the meaning  of  Section  1273(a)  of the Code,  subject,  however,  to the  discussion  below  regarding  the treatment of some stripped bonds as market  discount bonds and the discussion  regarding de minimis market discount.  See  "REMICS—Taxation  of Owners  of  Grantor  Trust  Fractional  Interest  Certificates—Market
Discount"  below.  Under the  stripped  bond  rules,  the holder of a Grantor  Trust  Fractional  Interest
Certificate  (whether a cash or accrual method  taxpayer) will be required to report  interest income from its Grantor Trust  Fractional  Interest  Certificate  for each month in an amount equal to the income that accrues on the  certificate in that month  calculated  under a constant yield method,  in accordance  with the rules of the Code relating to original issue discount.

         The original  issue  discount on a Grantor  Trust  Fractional  Interest  Certificate  will be the excess of the  certificate's  stated  redemption  price over its issue price. The issue price of a Grantor
Trust  Fractional  Interest  Certificate  as to any  purchaser  will be  equal  to the  price  paid by the purchaser  for the  Grantor  Trust  Fractional  Interest  Certificate.  The stated  redemption  price of a
Grantor  Trust  Fractional  Interest  Certificate  will  be the  sum of all  payments  to be  made  on the certificate,  other than  "qualified  stated  interest,"  if any,  as well as the  certificate's  share of reasonable  servicing fees and other expenses.  See "REMICS—Taxation of Owners of Grantor Trust Fractional
Interest  Certificates—If  Stripped  Bond  Rules Do Not  Apply" in this  prospectus  for a  definition  of
"qualified  stated  interest." In general,  the amount of the income that accrues in any month would equal the product of the holder's  adjusted basis in the Grantor Trust  Fractional  Interest  Certificate at the
beginning of the month (see "Sales of Grantor Trust  Certificates"  in this  prospectus)  and the yield of the Grantor  Trust  Fractional  Interest  Certificate  to the holder.  This yield would be computed at the rate (compounded based on the regular interval between  distribution  dates) that, if used to discount the holder's  share of future  payments on the mortgage  loans,  would cause the present value of those future payments to equal the price at which the holder  purchased the  certificate.  In computing yield under the stripped  bond  rules,  a  certificateholder's  share of future  payments on the  mortgage  loans will not include any  payments  made in respect of any  ownership  interest in the mortgage  loans  retained by the depositor,  the master  servicer,  any subservicer or their  respective  affiliates,  but will include the certificateholder's share of any reasonable servicing fees and other expenses.

         To the extent the Grantor Trust  Fractional  Interest  Certificates  represent an interest in any pool of debt  instruments the yield on which may be affected by reason of  prepayments,  for taxable years beginning  after  August 5, 1997,  Section  1272(a)(6)  of the Code  requires  (1) the use of a reasonable prepayment  assumption in accruing  original issue discount and (2) adjustments in the accrual of original issue  discount when  prepayments  do not conform to the  prepayment  assumption.  It is  uncertain,  if a prepayment  assumption  is  used,  whether  the  assumed  prepayment  rate  would be  determined  based on conditions at the time of the first sale of the Grantor Trust  Fractional  Interest  Certificate  or, with respect to any holder,  at the time of purchase of the Grantor Trust  Fractional  Interest  Certificate by
that  holder.  Certificateholders  are  advised to consult  their own tax  advisors  concerning  reporting original  issue  discount  with  respect  to  Grantor  Trust  Fractional  Interest  Certificates  and,  in
particular, whether a prepayment assumption should be used in reporting original issue discount.

         In the case of a Grantor Trust Fractional Interest  Certificate  acquired at a price equal to the principal  amount of the mortgage loans allocable to the certificate,  the use of a prepayment  assumption generally  would not have any  significant  effect on the yield used in  calculating  accruals of interest income. In the case, however, of a Grantor Trust Fractional  Interest  Certificate  acquired at a discount or premium (that is, at a price less than or greater than the  principal  amount,  respectively),  the use of a reasonable  prepayment  assumption  would  increase or decrease  the yield,  and thus  accelerate  or decelerate, respectively, the reporting of income.

         If a prepayment  assumption is not used,  then when a mortgage  loan prepays in full,  the holder of a Grantor Trust  Fractional  Interest  Certificate  acquired at a discount or a premium  generally will recognize  ordinary  income or loss equal to the difference  between the portion of the prepaid  principal amount of the mortgage  loan that is allocable to the  certificate  and the portion of the adjusted  basis of the  certificate  that is allocable to the  certificateholder's  interest in the  mortgage  loan.  If a prepayment  assumption  is used,  it appears that no separate  item of income or loss should be recognized upon a  prepayment.  Instead,  a  prepayment  should  be  treated  as a  partial  payment  of  the  stated
redemption  price of the Grantor Trust  Fractional  Interest  Certificate and accounted for under a method similar to that described for taking  account of original  issue  discount on REMIC Regular  Certificates.
See  "REMICS—Taxation  of  Owners  of  REMIC  Regular   Certificates—Original   Issue  Discount"  in  this
prospectus.  It is unclear whether any other adjustments would be required to reflect  differences between an assumed prepayment rate and the actual rate of prepayments.

         It  is   currently   intended   to  base   information   reports   or  returns  to  the  IRS  and
certificateholders  in  transactions  subject to the stripped bond rules on a Prepayment  Assumption  that will  be  disclosed  in the  related  prospectus  supplement  and on a  constant  yield  computed  using a representative  initial  offering price for each class of  certificates.  However,  none of the depositor, the master  servicer or the trustee  will make any  representation  that the  mortgage  loans will in fact prepay at a rate conforming to the Prepayment Assumption or any other rate and  certificateholders  should bear in mind that the use of a  representative  initial  offering  price  will  mean that the  information returns or reports,  even if  otherwise  accepted  as  accurate by the IRS,  will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

         Under  Treasury  regulation  Section  1.1286-1,  some stripped  bonds are to be treated as market discount bonds and,  accordingly,  any purchaser of such a bond is to account for any discount on the bond as market  discount  rather than  original  issue  discount.  This  treatment  only applies,  however,  if immediately  after the most recent  disposition of the bond by a person stripping one or more coupons from the bond and  disposing  of the bond or  coupon  (1) there is no  original  issue  discount  (or only a de minimis  amount of original  issue  discount)  or (2) the annual  stated  rate of interest  payable on the original  bond is no more than one  percentage  point lower than the gross  interest  rate  payable on the original  mortgage  loan  (before  subtracting  any  servicing  fee or any stripped  coupon).  If interest payable on a Grantor Trust  Fractional  Interest  Certificate is more than one percentage point lower than the gross interest rate payable on the mortgage  loans,  the related  prospectus  supplement will disclose that fact.  If the original  issue  discount or market  discount on a Grantor  Trust  Fractional  Interest
Certificate  determined  under the stripped bond rules is less than 0.25% of the stated  redemption  price multiplied by the weighted  average  maturity of the mortgage loans,  then that original issue discount or market  discount will be considered to be de minimis.  Original issue discount or market  discount of only a de  minimis  amount  will be  included  in income in the same  manner as de minimis  original  issue and market discount described in  "Characteristics  of Investments in Grantor Trust  Certificates—If  Stripped
Bond Rules Do Not Apply" and"—Market Discount" below.

         If  Stripped  Bond  Rules  Do Not  Apply.  Subject  to the  discussion  below on  original  issue discount,  if the stripped bond rules do not apply to a Grantor  Trust  Fractional  Interest  Certificate,
the  certificateholder  will be required to report its share of the interest  income on the mortgage loans in accordance  with the  certificateholder's  normal method of  accounting.  The original  issue  discount rules will  apply to a Grantor  Trust  Fractional  Interest  Certificate  to the  extent it  evidences  an interest in mortgage loans issued with original issue discount.

         The original issue  discount,  if any, on the mortgage  loans will equal the  difference  between the stated  redemption price of the mortgage loans and their issue price.  Under the OID Regulations,  the stated  redemption  price is equal to the total of all payments to be made on the mortgage loan other than
"qualified stated interest."  "Qualified stated interest" is interest that is  unconditionally  payable at least  annually  at a single  fixed  rate,  or at a  "qualified  floating  rate," an  "objective  rate," a combination of a single fixed rate and one or more "qualified  floating  rates" or one "qualified  inverse floating  rate," or a  combination  of "qualified  floating  rates" that does not operate in a manner that accelerates or defers  interest  payments on the mortgage loan. In general,  the issue price of a mortgage loan will be the amount  received by the borrower  from the lender  under the terms of the mortgage  loan, less any "points"  paid by the  borrower,  and the stated  redemption  price of a mortgage loan will equal its principal  amount,  unless the mortgage loan provides for an initial  below-market rate of interest or the  acceleration or the deferral of interest  payments.  The  determination  as to whether original issue discount  will be  considered  to be de minimis will be  calculated  using the same test  described in the
REMIC discussion. See "—Taxation of Owners of REMIC Regular Certificates—Original Issue Discount" above.

         In the case of  mortgage  loans  bearing  adjustable  or  variable  interest  rates,  the related prospectus  supplement  will  describe the manner in which the rules will be applied with respect to those mortgage  loans  by  the  master  servicer  or  the  trustee  in  preparing  information  returns  to  the certificateholders and the IRS.

         If original  issue  discount is in excess of a de minimis  amount,  all original  issue  discount with respect to a mortgage  loan will be required to be accrued and  reported in income each month,  based on a constant  yield.  Section  1272(a)(6) of the Code  requires  that a prepayment  assumption be made in computing  yield  with  respect  to any pool of debt  instruments  the yield on which may be  affected  by reason of  prepayments.  Accordingly,  for  certificates or notes backed by these pools, it is intended to base information reports and returns to the IRS and  certificateholders  for taxable years beginning after
August 5, 1997,  on the use of a prepayment  assumption.  Certificateholders  are advised to consult their own tax advisors  concerning  whether a prepayment  assumption should be used in reporting  original issue discount with respect to Grantor Trust Fractional Interest Certificates.  Certificateholders  should refer to the related  prospectus  supplement with respect to each series to determine whether and in what manner the original issue discount rules will apply to mortgage loans in the series.

         A purchaser of a Grantor Trust Fractional  Interest  Certificate that purchases the Grantor Trust
Fractional Interest  Certificate at a cost less than the certificate's  allocable portion of the aggregate remaining  stated  redemption  price of the mortgage loans held in the related issuing entity will also be required to include in gross income the  certificate's  daily portions of any original issue discount with respect to the  mortgage  loans.  However,  each such daily  portion  will be reduced,  if the cost of the
Grantor  Trust  Fractional  Interest  Certificate  to the  purchaser  is in  excess  of the  certificate's allocable  portion of the  aggregate  "adjusted  issue  prices" of the mortgage  loans held in the related issuing entity,  approximately in proportion to the ratio the excess bears to the certificate's  allocable portion of the  aggregate  original  issue  discount  remaining to be accrued on the mortgage  loans.  The adjusted  issue price of a mortgage  loan on any given day equals the sum of (1) the adjusted  issue price
(or, in the case of the first  accrual  period,  the issue price) of the mortgage loan at the beginning of the accrual  period that includes the day and (2) the daily  portions of original  issue  discount for all days  during the accrual  period  prior to the day.  The  adjusted  issue price of a mortgage  loan at the beginning  of any  accrual  period  will equal the issue  price of the  mortgage  loan,  increased  by the aggregate  amount of original  issue  discount  with  respect to the  mortgage  loan that accrued in prior accrual  periods,  and reduced by the amount of any payments  made on the mortgage  loan in prior  accrual periods of amounts included in its stated redemption price.

         In addition to its regular  reports,  the master  servicer or the trustee,  except as provided in the related  prospectus  supplement,  will provide to any holder of a Grantor  Trust  Fractional  Interest
Certificate  such  information  as the holder may  reasonably  request  from time to time with  respect to original issue discount  accruing on Grantor Trust Fractional  Interest  Certificates.  See "Grantor Trust
Reporting" below.

         Market  Discount.  If the  stripped  bond  rules do not  apply to the  Grantor  Trust  Fractional
Interest  Certificate,  a  certificateholder  may be subject to the market discount rules of Sections 1276 through  1278 of the Code to the  extent  an  interest  in a  mortgage  loan is  considered  to have  been purchased at a "market  discount,"  that is, in the case of a mortgage loan issued without  original issue discount,  at a purchase price less than its remaining stated  redemption price (as defined above),  or in the case of a mortgage  loan  issued  with  original  issue  discount,  at a purchase  price less than its adjusted  issue  price (as defined  above).  If market  discount  is in excess of a de minimis  amount (as described  below),  the holder generally will be required to include in income in each month the amount of the discount that has accrued  (under the rules  described in the next  paragraph)  through the month that has not previously been included in income,  but limited,  in the case of the portion of the discount that is allocable to any mortgage  loan,  to the payment of stated  redemption  price on the mortgage loan that is  received  by the  issuing  entity in that  month.  A  certificateholder  may elect to  include  market discount  in income  currently  as it accrues  (under a constant  yield  method  based on the yield of the certificate to the holder)  rather than including it on a deferred basis in accordance  with the foregoing under rules  similar to those  described  in  "—Taxation  of Owners of REMIC  Regular  Certificates—Market
Discount" above.

         Section  1276(b)(3)  of  the  Code  authorized  the  Treasury  Department  to  issue  regulations providing  for the method for accruing  market  discount on debt  instruments,  the  principal of which is payable  in more  than one  installment.  Until  such  time as  regulations  are  issued  by the  Treasury
Department,  some rules described in the Committee  Report will apply.  Under those rules, in each accrual period market  discount on the mortgage loans should accrue,  at the  certificateholder's  option:  (1) on the basis of a constant  yield method,  (2) in the case of a mortgage loan issued  without  original issue discount,  in an amount  that bears the same ratio to the total  remaining  market  discount as the stated
interest  paid in the  accrual  period  bears to the total  stated  interest  remaining  to be paid on the mortgage  loan as of the  beginning of the accrual  period,  or (3) in the case of a mortgage  loan issued with  original  issue  discount,  in an amount  that  bears the same ratio to the total  remaining  market discount as the original  issue  discount  accrued in the accrual period bears to the total original issue discount  remaining at the beginning of the accrual  period.  The prepayment  assumption,  if any, used in calculating  the accrual of original  issue  discount is to be used in  calculating  the accrual of market discount.  The  effect of using a  prepayment  assumption  could be to  accelerate  the  reporting  of the discount income.

         Because the mortgage loans will provide for periodic  payments of stated  redemption  price,  the market discount may be required to be included in income at a rate that is not  significantly  slower than the rate at which the discount would be included in income if it were original issue discount.

         Market  discount  with respect to mortgage  loans may be  considered to be de minimis and, if so,
will  be   includible  in  income  under  de  minimis   rules   similar  to  those   described   above  in
"—REMICs—Taxation  of Owners of REMIC Regular  Certificates—Original  Issue  Discount"  with the exception that it is less  likely  that a  prepayment  assumption  will be used for  purposes  of these  rules  with respect to the mortgage loans.

         Further,   under  the  rules   described  in   "—REMICs—Taxation   of  Owners  of  REMIC  Regular
Certificates—Market  Discount,"  above,  any discount that is not original issue discount and exceeds a de minimis  amount may require the deferral of interest  expense  deductions  attributable  to accrued market discount  not yet  includible  in  income,  unless an  election  has been made to report  market  discount currently as it accrues. This rule applies without regard to the origination dates of the mortgage loans.

         Premium.  If a  certificateholder  is treated as acquiring  the  underlying  mortgage  loans at a premium,  that is, at a price in excess of their remaining stated redemption price, the  certificateholder may elect  under  Section  171 of the Code to amortize  using a constant  yield  method the portion of the premium  allocable to mortgage loans originated after September 27, 1985.  Amortizable  premium is treated as an offset to  interest  income on the  related  debt  instrument,  rather  than as a separate  interest deduction.  However,  premium  allocable to mortgage  loans  originated  before  September  28, 1985 or to mortgage loans for which an amortization  election is not made,  should be allocated among the payments of stated  redemption  price on the mortgage  loan and be allowed as a deduction  as these  payments are made
(or,  for a  certificateholder  using  the  accrual  method of  accounting,  when the  payments  of stated
redemption price are due).

         It is  unclear  whether a  prepayment  assumption  should be used in  computing  amortization  of premium  allowable  under  Section  171 of the Code.  If premium is not  subject to  amortization  using a prepayment  assumption  and a mortgage  loan  prepays in full,  the holder of a Grantor  Trust  Fractional
Interest  Certificate  acquired at a premium should recognize a loss, equal to the difference  between the portion of the prepaid  principal  amount of the mortgage  loan that is allocable to the  certificate  and the portion of the  adjusted  basis of the  certificate  that is  allocable  to the  mortgage  loan.  If a prepayment  assumption  is used to amortize  premium,  it appears  that such a loss would be  unavailable.
Instead,  if a prepayment  assumption is used, a prepayment  should be treated as a partial payment of the stated  redemption  price of the Grantor Trust Fractional  Interest  Certificate and accounted for under a method  similar to that  described  for  taking  account  of  original  issue  discount  on REMIC  Regular
Certificates.  See  "REMICS—Taxation of Owners of REMIC Regular  Certificates—Original  Issue discount" in this  prospectus.  It is unclear whether any other  adjustments  would be required to reflect  differences between the prepayment assumption used, and the actual rate of prepayments.

         Taxation of Owners of Grantor Trust Strip  Certificates.  The "stripped  coupon" rules of Section
1286 of the Code  will  apply to the  Grantor  Trust  Strip  Certificates.  Except as  described  above in
"Characterization  of  Investments  in  Grantor  Trust  Certificates—If  Stripped  Bond  Rules  Apply," no
regulations  or published  rulings  under  Section 1286 of the Code have been issued and some  uncertainty exists  as to how it will  be  applied  to  securities  such  as the  Grantor  Trust  Strip  Certificates.
Accordingly,  holders of  Grantor  Trust  Strip  Certificates  are  encouraged  to  consult  their own tax advisors concerning the method to be used in reporting income or loss with respect to the certificates.

         The OID Regulations do not apply to "stripped  coupons,"  although they provide general  guidance as to how the original issue discount  sections of the Code will be applied.  In addition,  the discussion below is subject to the discussion under "—Possible  Application of Contingent  Payment Rules" and assumes that the holder of a Grantor Trust Strip  Certificate will not own any Grantor Trust  Fractional  Interest
Certificates.

         Under the stripped  coupon rules,  it appears that original issue discount will be required to be accrued in each month on the  Grantor  Trust  Strip  Certificates  based on a constant  yield  method.  In effect,  each holder of Grantor Trust Strip  Certificates  would include as interest  income in each month an amount equal to the product of the holder's  adjusted  basis in the Grantor Trust Strip  Certificate at the  beginning  of that month and the yield of the Grantor  Trust  Strip  Certificate  to the holder.  The yield would be calculated  based on the price paid for that Grantor Trust Strip  Certificate by its holder and the payments  remaining to be made thereon at the time of the purchase,  plus an allocable  portion of the servicing fees and expenses to be paid with respect to the mortgage loans.  See  "Characterization  of
Investments in Grantor Trust Certificates—If Stripped Bond Rules Apply" above.

         As noted above,  Section 1272(a)(6) of the Code requires that a prepayment  assumption be used in computing  the accrual of original  issue  discount with respect to some  categories of debt  instruments, and that  adjustments  be made in the amount and rate of accrual of the discount when  prepayments  do not conform to the  prepayment  assumption.  To the extent the Grantor Trust Strip  Certificates  represent an interest in any pool of debt  instruments  the yield on which may be  affected  by reason of  prepayments, those  provisions  will apply to the Grantor Trust Strip  Certificates  for taxable years  beginning after
August 5, 1997. It is uncertain,  if a prepayment  assumption is used, whether the assumed prepayment rate would be  determined  based on  conditions  at the  time of the  first  sale of the  Grantor  Trust  Strip
Certificate  or, with  respect to any  subsequent  holder,  at the time of  purchase of the Grantor  Trust
Strip Certificate by that holder.

         The accrual of income on the Grantor Trust Strip  Certificates will be significantly  slower if a prepayment  assumption  is  permitted  to be made than if yield is computed  assuming no  prepayments.  It currently  is intended to base  information  returns or reports to the IRS and  certificateholders  on the
Prepayment  Assumption  disclosed in the related  prospectus  supplement  and on a constant yield computed using a  representative  initial  offering  price for each  class of  certificates.  However,  none of the depositor,  the master servicer or the trustee will make any  representation  that the mortgage loans will in  fact  prepay  at  a  rate  conforming  to  the  Prepayment  Assumption  or  at  any  other  rate,  and certificateholders  should bear in mind that the use of a representative  initial offering price will mean that the information  returns or reports,  even if otherwise  accepted as accurate by the IRS, will in any event be  accurate  only as to the  initial  certificateholders  of each  series who bought at that price.
Prospective  purchasers of the Grantor Trust Strip  Certificates  are  encouraged to consult their own tax advisors regarding the use of the Prepayment Assumption.
         It is unclear  under what  circumstances,  if any, the  prepayment  of a mortgage  loan will give rise to a loss to the holder of a Grantor Trust Strip  Certificate.  If a Grantor Trust Strip  Certificate
is treated as a single  instrument  (rather than an interest in discrete mortgage loans) and the effect of prepayments  is  taken  into  account  in  computing  yield  with  respect  to  the  Grantor  Trust  Strip
Certificate,  it appears that no loss may be available as a result of any  particular  prepayment,  except possibly if  prepayments  occur at a rate faster than the  Prepayment  Assumption.  However,  if a Grantor
Trust  Strip  Certificate  is treated as an  interest in discrete  mortgage  loans,  or if the  Prepayment
Assumption  is not used,  then when a  mortgage  loan is  prepaid,  the  holder of a Grantor  Trust  Strip
Certificate  should be able to  recognize a loss equal to the portion of the  adjusted  issue price of the
Grantor Trust Strip Certificate that is allocable to the mortgage loan.

         Possible  Application of Contingent  Payment Rules. The coupon stripping rules' general treatment of  stripped  coupons  is to  regard  them  as  newly  issued  debt  instruments  in  the  hands  of  each purchaser.  To the extent  that  payments  on the  Grantor  Trust  Strip  Certificates  would cease if the mortgage loans were prepaid in full, the Grantor Trust Strip  Certificates  could be considered to be debt instruments providing for contingent payments.  Under the OID Regulations,  debt instruments providing for contingent  payments are not subject to the same rules as debt  instruments  providing  for  noncontingent payments.  Regulations were promulgated on June 14, 1996,  regarding  contingent  payment debt instruments
(the  "Contingent  Payment  Regulations"),  but it appears that Grantor Trust Strip  Certificates,  to the extent  subject to Section  1272(a)(6)  of the Code,  as described  above,  or due to their  similarity to other  mortgage-backed  securities(such as REMIC regular interests and debt instruments subject to Section
1272(a)(6)  of the Code) that are  expressly  excepted  from the  application  of the  Contingent  Payment
Regulations,  are or may be excepted from these  regulations.  Like the OID  Regulations,  the  Contingent
Payment  Regulations  do  not  specifically   address   securities,   such  as  the  Grantor  Trust  Strip
Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

         If the  contingent  payment rules under the Contingent  Payment  Regulations  were to apply,  the holder of a Grantor Trust Strip  Certificate would be required to apply the  "noncontingent  bond method."
Under  the  "noncontingent  bond  method,"  the  issuing  entity  of a  Grantor  Trust  Strip  Certificate determines a projected  payment  schedule on which  interest  will accrue.  Holders of Grantor Trust Strip
Certificates  are  bound by the  issuing  entity's  projected  payment  schedule.  The  projected  payment schedule consists of all noncontingent  payments and a projected amount for each contingent  payment based on the projected yield (as described below) of the Grantor Trust Strip  Certificate.  The projected amount of each payment is determined so that the projected  payment  schedule  reflects the projected  yield. The projected amount of each payment must reasonably  reflect the relative  expected values of the payments to be received by the holder of a Grantor Trust Strip  Certificate.  The projected yield referred to above is a reasonable  rate,  not less than the  "applicable  Federal  rate" that,  as of the issue date,  reflects general  market  conditions,  the credit  quality of the  Depositor,  and the terms and  conditions of the mortgage loans. The holder of a Grantor Trust Strip  Certificate  would be required to include as interest income in each month the adjusted  issue price of the Grantor Trust Strip  Certificate at the beginning of the  period  multiplied  by the  projected  yield,  and would add to, or  subtract  from,  the  income any variation between the payment actually received in that month and the payment  originally  projected to be made in that month.

         Assuming that a prepayment  assumption were used, if the Contingent Payment  Regulations or their principles  were applied to Grantor Trust Strip  Certificates,  the amount of income reported with respect thereto  would be  substantially  similar to that  described  under  "Taxation of Owners of Grantor  Trust
Strip  Certificates" in this prospectus.  Certificateholders  are encouraged to consult their tax advisors concerning  the  possible  application  of the  contingent  payment  rules  to  the  Grantor  Trust  Strip
Certificates.

         Sales of  Grantor  Trust  Certificates.  Any gain or loss  equal to the  difference  between  the amount  realized  on the  sale  or  exchange  of a  Grantor  Trust  Certificate  and its  adjusted  basis, recognized  on the sale or exchange of a Grantor  Trust  Certificate  by an investor who holds the Grantor
Trust  Certificate as a capital asset,  will be capital gain or loss,  except to the extent of accrued and unrecognized  market  discount,  which will be treated as ordinary  income,  and (in the case of banks and other financial  institutions)  except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor  Trust  Certificate  generally  will equal its cost,  increased  by any income  reported  by the seller  (including  original issue discount and market  discount  income) and reduced (but not below zero)
by any previously  reported losses,  any amortized  premium and by any  distributions  with respect to the
Grantor Trust Certificate.

         Gain or loss from the sale of a Grantor  Trust  Certificate  may be partially or wholly  ordinary and not capital in some  circumstances.  Gain  attributable  to accrued and  unrecognized  market discount will be  treated  as  ordinary  income,  as will gain or loss  recognized  by banks  and  other  financial institutions subject Section 582(c) of the Code.  Furthermore,  a portion of any gain that might otherwise be capital  gain may be treated as ordinary  income to the extent that the Grantor  Trust  Certificate  is held as part of a  "conversion  transaction"  within the meaning of Section 1258 of the Code. A conversion transaction  generally  is one in which  the  taxpayer  has  taken  two or more  positions  in the same or similar property that reduce or eliminate market risk, if  substantially  all of the taxpayer's  return is attributable  to the time value of the taxpayer's net  investment in the  transaction.  The amount of gain realized in a  conversion  transaction  that is  recharacterized  as ordinary  income  generally  will not exceed the amount of interest  that would have accrued on the  taxpayer's  net  investment  at 120% of the appropriate  "applicable  Federal rate" (which rate is computed and  published  monthly by the IRS) at the time the taxpayer  enters into the  conversion  transaction,  subject to  appropriate  reduction for prior inclusion  of interest  and other  ordinary  income items from the  transaction.  Finally,  a taxpayer may elect to have net capital gain taxed at ordinary  income  rates  rather than capital  gains rates in order to include the net capital  gain in total net  investment  income for that taxable  year,  for purposes of the rule that limits the  deduction  of interest on  indebtedness  incurred to purchase or carry  property held for investment to a taxpayer's net investment income.

         Grantor  Trust  Reporting.  The master  servicer or the trustee  will furnish to each holder of a
Grantor  Trust  Fractional  Interest  Certificate  with each  distribution  a statement  setting forth the amount of the  distribution  allocable  to  principal  on the  underlying  mortgage  loans and to interest thereon at the related  pass-through  rate. In addition,  the master servicer or the trustee will furnish, within a  reasonable  time  after  the end of each  calendar  year,  to each  holder  of a  Grantor  Trust
Certificate who was a holder at any time during that year,  information  regarding the amount of servicing compensation  received by the master servicer and  subservicer  (if any) and any other  customary  factual information  as the master  servicer or the trustee  deems  necessary or  desirable  to enable  holders of
Grantor Trust  Certificates  to prepare their tax returns and will furnish  comparable  information to the
IRS as and when required by law to do so. Because the rules for accruing  discount and amortizing  premium with respect to the Grantor Trust  Certificates are uncertain in various  respects,  there is no assurance the IRS will agree with the issuing  entity's  information  reports of these items of income and  expense.
Moreover,  these  information  reports,  even if  otherwise  accepted as accurate by the IRS,  will in any event be  accurate  only as to the  initial  certificateholders  that  bought  their  certificates  at the representative initial offering price used in preparing the reports.

         Except as disclosed in the related prospectus  supplement,  the responsibility for complying with the foregoing reporting rules will be borne by the master servicer or the trustee.

         Backup Withholding.  In general, the rules described in "—REMICS—Backup  Withholding with Respect to REMIC Certificates" in this prospectus will also apply to Grantor Trust Certificates.

         Foreign  Investors.  In general,  the discussion  with respect to REMIC Regular  certificates  in
"REMICS—Foreign  Investors in REMIC Certificates" in this prospectus applies to Grantor Trust Certificates except that Grantor Trust  Certificates  will, except as disclosed in the related  prospectus  supplement, be  eligible  for  exemption  from U.S.  withholding  tax,  subject  to the  conditions  described  in the discussion, only to the extent the related mortgage loans were originated after July 18, 1984.

         To the extent  that  interest  on a Grantor  Trust  Certificate  would be exempt  under  Sections
871(h)(1) and 881(c) of the Code from United  States  withholding  tax, and the Grantor Trust  Certificate is not held in connection with a  certificateholder's  trade or business in the United States, the Grantor
Trust  Certificate  will not be  subject to United  States  estate  taxes in the estate of a  non-resident alien individual.

Taxation of Classes of Exchangeable Securities

         General

         The arrangement  pursuant to which the ES Classes of a series are created,  sold and administered will be  classified  as a  grantor  trust  under  subpart  E,  part I of  subchapter  J of the  Code.  The interests in the classes of securities  that have been  exchanged for ES Classes will be the assets of the exchangeable  security trust fund, and the ES Classes  represent  beneficial  ownership of these interests in the classes of securities.

         Tax Status

         The ES  Classes  will  represent  "real  estate  assets"  within  the  meaning  of  Code  Section
856(c)(4)(A) and assets described in Section  7701(a)(19)(C)  of the Code, and original issue discount and interest  accruing on ES Classes  will  represent  "interest on  obligations  secured by mortgages on real property"  within the  meaning  of  Section  856(c)(3)(B)  of the Code,  in each  case,  to the extent the securities or income on the  securities  would be qualifying if held directly  (although the matter is not entirely  clear for Strips,  defined  below).  ES Classes  will be  "qualified  mortgages"  under  Section
860G(a) (3) of the Code for a REMIC to the extent the  securities  the interest in which is represented by such classes would be qualifying if held directly.

         Tax Accounting for Exchangeable Securities

         An ES Class represents  beneficial  ownership of an interest in one or more classes of securities
on  deposit  in  an  exchangeable   security  trust  fund,  as  specified  in  the  applicable  prospectus supplement.  If it represents an interest in more than one class of securities,  a purchaser must allocate its basis in the ES Class  among the  interests  in the classes of  securities  in  accordance  with their relative fair market  values as of the time of  acquisition.  Similarly,  on the sale of such an ES Class, the  holder  must  allocate  the  amount  received  on the sale  among the  interests  in the  classes  of securities in accordance with their relative fair market values as of the time of sale.

         The holder of an ES Class must  account  separately  for each  interest in a class of  securities
(there may be only one such  interest).  Where the  interest  represents  a pro rata portion of a class of securities  that are  REMIC  regular  securities,  the  holder  of the ES Class  should  account  for such interest as described under  "REMICS—Taxation  of Owners of REMIC Regular  Certificates"  above. Where the interest  represents  beneficial  ownership  of a  disproportionate  part of the  principal  and  interest payments on a class of securities (a "Strip"),  the holder is treated as owning,  pursuant to Section 1286 of the Code,  "stripped bonds" to the extent of its share of principal  payments and "stripped coupons" to the extent of its share of interest  payments on such class of  securities.  We intend to treat each Strip as a single debt  instrument  for  purposes  of  information  reporting.  The IRS,  however,  could take a different  position.  For  example,  the IRS could  contend  that a Strip  should be treated as a pro rata part of the class of securities to the extent that the Strip  represents a pro rata portion  thereof,  and
"stripped  bonds" or  "stripped  coupons"  with respect to the  remainder.  An investor is  encouraged  to consult its tax advisor regarding this matter.

         A holder of an ES Class should  calculate  original issue discount with respect to each Strip and include it in ordinary  income as it  accrues,  which may be before the  receipt of cash  attributable  to such income,  in accordance  with a constant  interest  method that takes into account the  compounding of interest.  The holder should  determine  its yield to maturity  based on its purchase  price  allocated to the Strip and on a schedule of payments  projected using a prepayment  assumption,  and then make periodic adjustments  to take into account  actual  prepayment  experience.  With  respect to a particular  holder,
Treasury  regulations do not address whether the prepayment  assumption  used to calculate  original issue discount  would be  determined  at the time of purchase of the Strip or would be the  original  prepayment assumption  with respect to the related class of securities.  Further,  if the related class of securities is subject to redemption as described in the applicable  prospectus  supplement,  Treasury  regulations do not address the extent to which such  prepayment  assumption  should take into account the  possibility of the retirement of the Strip  concurrently  with the  redemption of such class of  securities.  An investor is encouraged to consult its tax advisor  regarding these matters.  For purposes of information  reporting relating to original issue  discount,  the original  yield to maturity of the Strip,  determined as of the date of issuance of the series, will be calculated based on the original prepayment assumption.

         If original  issue discount  accruing with respect to a Strip,  computed as described  above,  is negative  for any period,  the holder may be entitled to offset such amount only against  future  positive original  issue discount  accruing from such Strip (or possibly also against  original issue discount from prior  periods).  We intend to report by  offsetting  negative OID accruals only against  future  positive accruals of OID.  Although  not entirely  free from doubt,  such a holder may be entitled to deduct a loss to the extent that its  remaining  basis would exceed the maximum  amount of future  payments to which the holder is entitled  with respect to such Strip,  assuming no further  prepayments  of the  Mortgages  (or, perhaps,  assuming  prepayments at a rate equal to the prepayment  assumption).  Although the issue is not free  from  doubt,  all or a  portion  of such loss may be  treated  as a  capital  loss if the Strip is a capital asset in the hands of the holder.

         A  holder  realizes  gain or loss on the  sale of a Strip in an  amount  equal to the  difference between the amount  realized and its adjusted basis in such Strip.  The holder's  adjusted basis generally is equal to the  holder's  allocated  cost of the Strip,  increased  by income  previously  included,  and reduced (but not below zero) by  distributions  previously  received.  Except as described below, any gain or loss on such sale  generally  is capital  gain or loss if the holder has held its interest as a capital asset and is long-term if the interest has been held for the long-term  capital gain holding  period (more than one year).  Such gain or loss will be  ordinary  income or loss (1) for a bank or thrift  institution or (2) if the  securities  are REMIC regular  securities to the extent income  recognized by the holder is less than the income  that  would  have been  recognized  if the yield on such  interest  were 110% of the applicable federal rate under Section 1274(d) of the Code.

         If a holder exchanges a single ES Class, an "Exchanged ES Class",  for several ES Classes,  each, a  "Received  ES Class,"  and then  sells one of the  Received  ES  Classes,  the sale may be subject  the investor to the coupon  stripping  rules of Section 1286 of the Code.  The holder must  allocate its basis in the  Exchanged ES Class between the part of such class  underlying  the Received ES Class that was sold and the part of the  Exchanged  ES Class  underlying  the  Received  ES  Classes  that were  retained,  in proportion  to their  relative  fair market  values as of the date of such sale.  The holder is treated as purchasing  the interest  retained for the amount of basis  allocated  to such  interest.  The holder must calculate original issue discount with respect to the retained interest as described above.

         Although  the  matter is not free  from  doubt,  a holder  that  acquires  in one  transaction  a combination  of ES Classes  that may be  exchanged  for a single ES Class that is  identical to a class of securities  that is on deposit  in the  related  exchangeable  security  trust  fund  should be treated as owning the relevant class of securities.

         Exchanges of Exchangeable Securities

         An  exchange  of an  interest  in one or more ES  Classes  for an  interest  in one or more other related  ES  Classes  that  are  part of the  same  combination,  or vice  versa,  will  not be a  taxable exchange.  After the  exchange,  the holder is treated as  continuing to own the interests in the class or classes of exchangeable securities that it owned immediately before the exchange.

         Tax Treatment of Foreign Investors

         A foreign  holder of an ES Class is subject to taxation in the same manner as foreign  holders of
REMIC  Regular  Certificates.  Such manner of taxation is discussed  under the heading in this  prospectus
"—REMICS —Foreign Investors in REMIC Certificates."

         Backup Withholding

         A holder of an ES Class is subject to backup  withholding  rules  similar to those  applicable to
REMIC  Regular  Certificates.  Such manner of taxation is discussed  under the heading in this  prospectus
"—REMICS —Backup Withholding With Respect to REMIC Certificates."

         Reporting and Administrative Matters

         Reports  will be made to the IRS and to  holders of record of ES  Classes  that are not  excepted from the reporting requirements.

Callable Classes

         The tax  consequences  of holding or selling a Callable  Class will be  discussed  in the related
Prospectus Supplement.

                                            PENALTY AVOIDANCE

         The  summary of tax  considerations  contained  in this  prospectus  was  written to support  the promotion  and  marketing of the  securities,  and was not  intended or written to be used,  and cannot be used, by a taxpayer for the purpose of avoiding  United States  Federal  income tax penalties  that may be imposed.  Each  taxpayer is  encouraged to seek advice based on the  taxpayer's  particular  circumstances from an independent tax advisor.

                                     STATE AND OTHER TAX CONSEQUENCES

         In addition to the federal  income tax  consequences  described  in this  prospectus  in "Federal
Income Tax  Consequences",  potential  investors  should consider the state and local tax  consequences of the  acquisition,  ownership,  and  disposition  of the securities  offered under this  prospectus and the prospectus  supplement.  State and local law may differ  substantially from the corresponding  federal tax law,  and the  discussion  above does not purport to  describe  any aspect of the tax laws of any state or other  jurisdiction.  Therefore,  prospective  investors are  encouraged to consult their own tax advisors with respect to the various state and other tax  consequences  of investments  in the  securities  offered under this prospectus and the prospectus supplement.

                                           ERISA CONSIDERATIONS

         Sections 404 and 406 of ERISA impose fiduciary and prohibited  transaction  restrictions on ERISA
Plans and on various other retirement plans and arrangements,  including bank collective  investment funds and insurance  company  general and separate  accounts in which ERISA Plans are invested.  Section 4975 of the Code imposes  essentially the same  prohibited  transaction  restrictions on Tax Favored Plans.  ERISA and the Code  prohibit  a broad  range of  transactions  involving  assets  of Plans  and  persons  having obtained  certain  relationships  to  a  Plan,  called  "Parties  in  Interest",  unless  a  statutory  or administrative exemption is available with respect to any such transaction.

         Some  employee  benefit  plans,  including  governmental  plans (as  defined in Section  3(32) of
ERISA),  and, if no election has been made under Section  410(d) of the Code,  church plans (as defined in
Section  3(33) of ERISA) are not  subject to the ERISA  requirements.  Accordingly,  assets of these plans may be invested in the securities without regard to the ERISA  considerations  described below, subject to the  provisions  of other  applicable  federal,  state and local law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code,  however,  is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         ERISA generally imposes on Plan fiduciaries  general fiduciary  requirements,  including those of investment  prudence and  diversification  and the requirement  that a Plan's  investments be made for the exclusive  benefit of Plan  participants  and their  beneficiaries  and in  accordance  with the documents governing the Plan. Any person who has  discretionary  authority or control with respect to the management or disposition  of a Plan's assets,  or Plan Assets,  and any person who provides  investment  advice with respect to Plan Assets for a fee is a fiduciary of the  investing  Plan.  If the mortgage  loans and other assets  included  in the  issuing  entity  were to  constitute  Plan  Assets,  then any  party  exercising management  or  discretionary  control  with  respect  to those  Plan  Assets  may be  deemed to be a Plan
"fiduciary,"  and thus subject to the  fiduciary  responsibility  provisions  of ERISA and the  prohibited transaction  provisions  of ERISA and Section  4975 of the Code with  respect to any  investing  Plan.  In addition,  the  acquisition  or holding of  securities  by or on behalf of a Plan or with Plan Assets,  as well as the operation of the issuing  entity,  may  constitute or involve a prohibited  transaction  under
ERISA and the Code unless a statutory or  administrative  exemption is available.  Further,  ERISA and the
Code  prohibit a broad  range of  transactions  involving  Plan  Assets  and  persons,  called  Parties in
Interest  unless a statutory or  administrative  exemption  is  available.  Some Parties in Interest  that participate  in a  prohibited  transaction  may be subject to a penalty (or an excise tax)  imposed  under
Section  502(i) of ERISA or Section 4975 of the Code,  unless a statutory or  administrative  exemption is available with respect to any transaction of this sort.

         Some  transactions  involving  the  issuing  entity  might be  deemed  to  constitute  prohibited transactions  under  ERISA and the Code with  respect  to a Plan that  purchases  the  securities,  if the mortgage  loans and other  assets  included in a issuing  entity are deemed to be assets of the Plan.  The
DOL has promulgated the DOL  Regulations  concerning  whether or not Plan Assets of a Plan would be deemed to include an interest in the underlying  assets of an entity,  including an issuing entity,  for purposes of applying  the general  fiduciary  responsibility  provisions  of ERISA and the  prohibited  transaction provisions of ERISA and the Code.  Under the DOL Regulations,  generally,  when a Plan acquires an "equity interest" in another  entity (such as the issuing  entity),  the  underlying  assets of that entity may be considered  to be Plan Assets unless an exception  applies.  Exceptions  contained in the DOL  Regulations provide that a Plan's  assets will not include an  undivided  interest in each asset of an entity in which the  Plan  makes an  equity  investment  if:  (1) the  entity  is an  operating  company;  (2) the  equity investment  made by the Plan is  either a  "publicly-offered  security"  that is  "widely  held,"  both as defined in the DOL  Regulations,  or a  security  issued by an  investment  company  registered  under the
Investment  Company Act of 1940,  as  amended;  or (3) Benefit  Plan  Investors  do not own 25% or more in value of any class of equity  securities issued by the entity.  In addition,  the DOL Regulations  provide that the term  "equity  interest"  means any  interest  in an entity  other  than an  instrument  which is treated as indebtedness  under applicable local law and which has no "substantial  equity features." Under the DOL  Regulations,  Plan Assets will be deemed to include an interest in the instrument  evidencing the equity interest of a Plan (such as a security with  "substantial  equity  features"),  and, because of the factual  nature  of some of the  rules  set forth in the DOL  Regulations,  Plan  Assets  may be deemed to include an interest in the  underlying  assets of the entity in which a Plan acquires an interest (such as the issuing entity).  Without regard to whether the securities are characterized as equity interests,  the purchase,  sale and holding of  securities by or on behalf of a Plan could be considered to give rise to a prohibited  transaction if the Issuing  Entity,  the trustee or any of their  respective  affiliates is or becomes a Party in Interest  with  respect to the Plan.  The  depositor,  Bear,  Stearns & Co.  Inc.,  the master  servicer or other  servicer,  any pool  insurer,  any special  hazard  insurer,  the trustee,  and certain of their  affiliates  might be  considered  Parties in Interest with respect to a Plan. If so, the acquisition,  holding or  disposition  of  securities  by or on behalf of such Plan could be considered to give rise to a  "prohibited  transaction"  within the meaning of ERISA and the Code unless an exemption is available.  Neither Plans nor persons  investing Plan Assets should acquire or hold securities in reliance upon the availability of any exception under the DOL Regulations.

Class and Statutory Exemptions

         The DOL has issued  Prohibited  Transaction  Class Exemptions  ("PTCEs") which provide  exemptive relief to parties to any transaction  which  satisfies the conditions of the exemption.  A partial listing of the PTCEs which may be available  for  investments  in  securities  follows.  In addition,  the Pension
Protection  Act of 2006  provides a statutory  exemption  under  Section  408(b)(17)  of ERISA and Section
4975(d)(20) of the Code from certain  prohibited  transactions  between an ERISA plan,  Keogh plan, IRA or related  investment  vehicle  and a person or entity  that is a Party in  Interest  to such Plan solely by reason of providing  services to such plan or entity  (other than a Party in Interest that is a fiduciary, or its affiliate,  that has or exercises  discretionary  authority or control or renders investment advice with  respect to the assets of the plan or entity  involved in the  transaction),  provided  that there is adequate  consideration  for the  transaction.  Each of these  exemptions  is available  only if specified conditions  are satisfied and may provide  relief for some,  but not all, of the  prohibited  transactions that a  particular  transaction  may  cause.  The  prospectus  supplement  for a  particular  offering  of securities may tell you whether the  securities  themselves  satisfy the  conditions of these  exemptions.
You are  encouraged to consult with your advisors  regarding the specific  scope,  terms and conditions of an exemption as it applies to you, as an investor, before relying on that exemption's availability.

         Class exemptions for purchases and sales of securities.

         The following  exemptions  may apply to a purchase or sale of  securities  between a Plan, on the one hand, and a Party in Interest, on the other hand:

         o        PTCE  84-14,  which  exempts  certain  transactions  approved  on  behalf of the Plan by independent qualified professional asset managers.

         o        PTCE  86-128,   which  exempts   certain   transactions   between  a  Plan  and  certain
                  broker-dealers.

         o        PTCE 90-1, which exempts certain  transactions  entered into by insurance company pooled separate accounts in which Plans have made investments.

         o        PTCE  91-38,  which  exempts  certain  transactions  entered  into  by  bank  collective investment funds in which Plans have made investments.

         o        PTCE 96-23, which exempts certain  transactions  approved on behalf of a Plan by certain in-house investment managers.

         These  exemptions  do not  expressly  address  prohibited  transactions  that might  result  from transactions  incidental  to the  operation  of a trust.  The  issuing  entity  cannot  assure  you that a purchase or sale of  securities  in reliance on one of these  exemptions  will not give rise to  indirect, non-exempt prohibited transactions.

         Class  exemptions  for  purchases  and sales of  securities  and  transactions  incidental to the operation of the Issuing Entity.

         The following  exemptions  may apply to a purchase or sale of  securities  between a Plan, on the one hand, and a Party in Interest,  on the other hand, and may also apply to prohibited  transactions that may result from transactions incident to the operation of the Issuing Entity:

         o        PTCE 95-60,  which exempts  certain  transactions  involving  insurance  company general accounts.

         o        PTCE 83-1,  which exempts  certain  transactions  involving the purchase of pass-through
                  certificates   in  mortgage  pool   investment   trusts  from,  and  the  sale  of  such
                  certificates  to, the pool  sponsor,  as well as  transactions  in  connection  with the servicing and operation of the pool.

         Prohibited  Transaction  Class  Exemption  83-1.  The U.S.  Department  of Labor  has  issued  an administrative  exemption,  Prohibited  Transaction  Class  Exemption  83-1 ("PTCE  83-1"),  which,  under certain  conditions,  exempts from the  application of the prohibited  transaction  rules of ERISA and the excise tax  provisions of Section 4975 of the Code  transactions  involving a Plan in connection  with the operation  of a  "mortgage  pool" and the  purchase,  sale and  holding  of  "mortgage  pool  pass-through certificates." A "mortgage pool" is defined as an investment pool,  consisting  solely of interest bearing obligations  secured  by first or  second  mortgages  or  deeds  of  trust  on  single-family  residential property,  property  acquired  in  foreclosure  and  undistributed  cash.  A "mortgage  pool  pass-through certificate" is defined as a certificate  which represents a beneficial  undivided  interest in a mortgage pool which  entitles  the holder to  pass-through  payments of principal  and  interest  from the mortgage loans.

         For the exemption to apply, PTCE 83-1 requires that:
         o        the depositor  and the trustee  maintain a system of insurance or other  protection  for the mortgage loans and the property  securing such mortgage loans,  and for indemnifying holders of certificates  against reductions in pass-through  payments due to defaults in loan  payments  or  property  damage in an amount at least equal to the greater of 1% of the aggregate  principal  balance of the mortgage loans, or 1% of the principal  balance of the largest covered pooled mortgage loan;

         o        the trustee may not be an affiliate of the depositor;

         o        and the payments  made and  retained by the  depositor  in  connection  with the issuing entity,  together with all funds inuring to the  depositor's  benefit for  administering the issuing  entity,  represent no more than  "adequate  consideration"  for selling the mortgage  loans,  plus  reasonable  compensation  for  services  provided to the issuing entity.

         In addition,  if it is applicable,  PTCE 83-1 exempts the initial sale of  certificates to a Plan with respect to which the depositor,  the special hazard insurer,  the pool insurer,  the master servicer, or other  servicer,  or the  trustee are or is a party in interest if the Plan does not pay more than fair market value for such  certificate  and the rights and  interests  evidenced by such  certificate  are not subordinated  to the rights and  interests  evidenced by other  certificates  of the same pool.  PTCE 83-1 also exempts from the prohibited  transaction  rules any transactions in connection with the servicing and operation of the mortgage  pool,  provided  that any payments  made to the master  servicer in  connection with the  servicing  of the issuing  entity are made in  accordance  with a binding  agreement,  copies of which must be made available to prospective investors.

         In the case of any Plan with respect to which the  depositor,  the master  servicer,  the special hazard  insurer,  the pool  insurer,  or the  trustee  is a  fiduciary,  PTCE 83-1 will only  apply if, in addition to the other requirements:

         o        the initial  sale,  exchange or transfer of  certificates  is  expressly  approved by an independent  fiduciary  who has  authority to manage and control those plan assets being invested in certificates;

         o        the  Plan  pays no more for the  certificates  than  would  be paid in an  arm's  length transaction;

         o        no investment  management,  advisory or underwriting  fee, sale  commission,  or similar compensation  is paid to the depositor with regard to the sale,  exchange or transfer of certificates to the Plan;

         o        the total value of the  certificates  purchased  by such Plan does not exceed 25% of the amount issued; and

         o        at  least  50%  of  the  aggregate   amount  of  certificates  is  acquired  by  persons
                  independent of the depositor,  the trustee, the master servicer,  and the special hazard insurer or pool insurer.

         Before purchasing  certificates,  a fiduciary of a Plan should confirm that the issuing entity is a "mortgage pool," that the certificates  constitute  "mortgage pool pass-through  certificates," and that the conditions set forth in PTCE 83-1 would be satisfied.  In addition to making its own  determination as to the  availability  of the exemptive  relief  provided in PTCE 83-1, the Plan fiduciary  should consider the availability of any other prohibited transaction  exemptions.  The Plan fiduciary also should consider its general  fiduciary  obligations  under ERISA in determining  whether to purchase any  certificates  on behalf of a Plan.

Underwriter Exemption

         The DOL has issued Exemptions to some  underwriters,  which generally exempt from the application of the prohibited  transaction  provisions of Section 406 of ERISA,  and the excise taxes imposed on those prohibited  transactions  pursuant  to  Section  4975(a)  and (b) of the Code,  some  transactions,  among others,  relating to the servicing and operation of mortgage pools and the initial  purchase,  holding and subsequent resale of mortgage-backed  securities or other "securities" underwritten by an Underwriter,  as defined below,  provided that the  conditions  set forth in the Exemption are  satisfied.  For purposes of this section "ERISA  Considerations",  the term "Underwriter"  shall include (1) the underwriter,  (2) any person directly or indirectly,  through one or more  intermediaries,  controlling,  controlled by or under common control with the underwriter and (3) any member of the  underwriting  syndicate or selling group of which a person described in (1) or (2) is a manager or co-manager with respect to a class of securities.

         The Exemption  sets forth seven general  conditions  which must be satisfied for the Exemption to apply.

         First,  the  acquisition of securities by a Plan or with Plan Assets must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party.

         Second,  the Exemption  only applies to securities  evidencing  rights and interests that are not subordinated to the rights and interests  evidenced by other securities of the same trust,  unless none of the mortgage loans has a loan-to- value ratio or combined  loan-to-value  ratio at the date of issuance of the securities that exceeds 100%.

         Third,  the  securities at the time of acquisition by a Plan or with Plan Assets must be rated in one of the four highest generic rating categories by an Exemption Rating Agency.  However,  the securities must  be  rated  in one of the two  highest  generic  categories  by an  Exemption  Rating  Agency  if the loan-to-value ratio or combined  loan-to-value ratio of any one- to four-family  residential mortgage loan or home  equity  loan held in the  issuing  entity  exceeds  100% but does not exceed  125% at the date of issuance of the  securities,  and in that case the Exemption will not apply:  (1) to any of the securities if any  mortgage  loan or  other  asset  held in the  issuing  entity  (other  than a one- to  four-family residential  mortgage loan or home equity loan) has a loan-to-value ratio or combined  loan-to-value ratio that exceeds 100% at the Closing Date or (2) to any subordinate securities.

         Fourth,  the trustee cannot be an affiliate of any member of the "Restricted  Group",  other than the  Underwriter.  The Restricted Group consists of any  Underwriter,  the master servicer,  any servicer, any insurer,  the depositor,  any  counterparty to an "eligible swap" (as described below) and any obligor with  respect  to assets  included  in the  issuing  entity  consisting  of more than 5% of the  aggregate unamortized  principal  balance of the assets in the issuing entity as of the date of initial  issuance of the securities other than the underwriter.

         Fifth,  the sum of all payments  made to and retained by the  Underwriter(s)  must  represent not more than reasonable  compensation for  underwriting  the securities;  the sum of all payments made to and retained by the  depositor  pursuant to the  assignment of the assets to the related  issuing  entity must represent  not more than the fair market value of the  obligations;  and the sum of all  payments  made to and retained by the master  servicer,  the special  servicer and any  subservicer  must represent not more than reasonable  compensation for the person's  services under the related  Agreement and reimbursement of the person's reasonable expenses in connection therewith.

         Sixth,  the investing  Plan or Plan Asset  investor must be an accredited  investor as defined in
Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

         Seventh,  for Issuing Entities other than certain trusts, the documents  establishing the Issuing
Entity and  governing  the  transaction  must contain  certain  provisions  as described in the  Exemption intended to protect the assets of the Issuing Entity from creditors of the Depositor.

         Permitted trust funds include  owner-trusts,  as well as grantor-trusts and REMICs.  Owner-trusts are subject to certain  restrictions in their  governing  documents to ensure that their assets may not be reached by creditors of the  depositor in the event of  bankruptcy  or other  insolvency  and must provide certain legal opinions.

         The Exemption  permits interest rate swaps,  interest rate caps and yield  supplement  agreements to be assets of an issuing entity if certain conditions are satisfied.

         An  interest-rate  swap or (if purchased by or on behalf of the Issuing Entity) an  interest-rate cap contract  (collectively,  a "swap" or "swap  agreement")  is a permitted  issuing  entity asset if it:
(a) is an "eligible swap;" (b) is with an "eligible  counterparty;" (c) meets certain additional  specific conditions  which depend on whether the swap is a "ratings  dependent  swap" or a  "non-ratings  dependent swap" and (d) permits the Issuing  Entity to make  termination  payments to the swap  counterparty  (other than  currently  scheduled  payments)  solely  from  excess  spread or  amounts  otherwise  payable to the servicer,  depositor,  sponsor or any other seller.  Securities to which one or more swap agreements apply may be acquired or held by only "qualified plan investors."

         An "eligible swap" is one which:  (a) is denominated in U.S.  dollars;  (b) pursuant to which the
Issuing Entity pays or receives,  on or immediately  prior to the respective  payment or distribution date for the class of  securities  to which the swap  relates,  a fixed rate of interest or a floating  rate of interest based on a publicly  available  index (e.g.,  LIBOR or the U.S.  Federal  Reserve's Cost of Funds
Index  (COFI)),  with the  Issuing  Entity  receiving  such  payments  on at least a  quarterly  basis and obligated to make  separate  payments no more  frequently  than the  counterparty,  with all  simultaneous payments  being  netted  ("allowable  interest  rate");  (c) has a  notional  amount  that does not exceed either:  (i) the  principal  balance of the class of  securities  to which the swap  relates,  or (ii) the portion of the principal balance of such class represented by obligations  ("allowable  notional amount");
(d) is not  leveraged  (i.e.,  payments  are  based  on the  applicable  notional  amount,  the day  count fractions,  the fixed or floating rates permitted above, and the difference  between the products thereof, calculated on a one-to-one  ratio and not on a multiplier  of such  difference)  ("leveraged");  (e) has a final  termination  date that is either the earlier of the date on which the Issuing Entity  terminates or the related class of securities are fully repaid and (f) does not  incorporate  any provision  which could cause a unilateral alteration in the requirements described in (a) through (d) above.

         An "eligible  counterparty"  means a bank or other  financial  institution  which has a rating at the date of issuance  of the  securities,  which is in one of the three  highest  long term credit  rating categories  or one of the two highest  short term credit  rating  categories,  utilized by at least one of the exemption  rating agencies  rating the securities;  provided that, if a counterparty is relying on its short term rating to establish  eligibility  under the  Exemption,  such  counterparty  must either have a long term rating in one of the three  highest long term rating  categories  or not have a long term rating from the applicable exemption rating agency.

         A "qualified  plan  investor" is a plan where the decision to buy a class of  securities  is made on behalf of the plan by an independent  fiduciary  qualified to understand the swap  transaction  and the effect the swap would have on the rating of the  securities  and such fiduciary is either (a) a "qualified professional  asset manager"  ("QPAM") under PTCE 84-14,  (b) an "in-house asset manager" under PTCE 96-23 or (c) has total assets (both plan and  non-plan)  under  management  of at least $100 million at the time the securities are acquired by the plan.

         In "ratings  dependent  swaps"  (where the rating of a class of  securities  is  dependent on the terms and  conditions  of the swap),  the swap  agreement  must provide  that if the credit  rating of the counterparty  is  withdrawn  or reduced by any  exemption  rating  agency  below a level  specified by the exemption  rating agency,  the servicer must,  within the period specified under the Pooling and Servicing
Agreement:  (a) obtain a replacement swap agreement with an eligible  counterparty  which is acceptable to the  exemption  rating  agency  and the  terms of which are  substantially  the same as the  current  swap agreement (at which time the earlier swap agreement must  terminate);  or (b) cause the swap  counterparty to establish any  collateralization or other arrangement  satisfactory to the exemption rating agency such that the then current  rating by the exemption  rating agency of the particular  class of securities  will not be  withdrawn  or  reduced  (and the  terms of the  swap  agreement  must  specifically  obligate  the counterparty  to perform these duties for any class of securities  with a term of more than one year).  In the event that the servicer fails to meet these  obligations,  holders of the securities that are employee benefit plans or other  retirement  arrangements  must be notified in the immediately  following  periodic report  which is  provided  to the  holders of the  securities  but in no event  later than the end of the second month  beginning after the date of such failure.  Sixty days after the receipt of such report,  the exemptive  relief provided under the Exemption will  prospectively  cease to be applicable to any class of securities held by an employee  benefit plan or other retirement  arrangement  which involves such ratings dependent swap.

         "Non-ratings  dependent  swaps" (those where the rating of the securities  does not depend on the terms and  conditions  of the swap) are subject to the following  conditions.  If the credit rating of the counterparty is withdrawn or reduced below the lowest level permitted above,  the servicer will,  within a specified period after such rating  withdrawal or reduction:  (a) obtain a replacement swap agreement with an eligible  counterparty,  the terms of which are  substantially  the same as the current swap  agreement
(at which time the earlier swap agreement must  terminate);  (b) cause the counterparty to post collateral with  the  Issuing  Entity  in an  amount  equal  to all  payments  owed by the  counterparty  if the swap transaction were terminated; or (c) terminate the swap agreement in accordance with its terms.

         An  "eligible  yield  supplement   agreement"  is  any  yield  supplement  agreement  or  similar arrangement  or (if  purchased  by or on behalf of the Issuing  Entity) an interest  rate cap  contract to supplement  the  interest  rates  otherwise  payable  on  obligations  held by the  issuing  entity  ("EYS
Agreement").  If the EYS Agreement has a notional  principal  amount and/or is written on an International
Swaps and  Derivatives  Association,  Inc.  (ISDA) form, the EYS Agreement may only be held as an asset of the issuing entity if it meets the following  conditions:  (a) it is denominated in U.S.  dollars;  (b) it pays an  allowable  interest  rate;  (c) it is not  leveraged;  (d) it does not allow  any of these  three preceding  requirements to be unilaterally  altered without the consent of the trustee;  (e) it is entered into between the Issuing Entity and an eligible counterparty and (f) it has an allowable notional amount.

         The  Exemption  also requires that the issuing  entity meet the following  requirements:  (1) the trust fund must consist  solely of assets of the type that have been included in other  investment  pools;
(2)  securities  evidencing  interests  in the other  investment  pools must have been rated in one of the four highest  generic  categories of one of the Exemption  Rating  Agencies for at least one year prior to the  acquisition  of  securities  by or on  behalf  of a Plan  or with  Plan  Assets;  and (3)  securities evidencing  interests in the other  investment  pools must have been  purchased  by  investors  other than
Plans for at least  one year  prior to any  acquisition  of  securities  by or on behalf of a Plan or with
Plan Assets.

         A fiduciary of a Plan or any person  investing  Plan Assets to purchase a security  must make its own determination that the conditions set forth above will be satisfied with respect to the security.

         If the  general  conditions  of the  Exemption  are  satisfied,  the  Exemption  may  provide  an exemption  from the  restrictions  imposed by Sections  406(a) and 407(a) of ERISA,  and the excise  taxes imposed by Sections  4975(a) and (b) of the Code by reason of  Sections  4975(c)(1)(A)  through (D) of the
Code, in connection  with the direct or indirect  sale,  exchange or transfer of securities in the initial issuance of the securities or the direct or indirect  acquisition  or disposition in the secondary  market of securities by a Plan or with Plan Assets or the continued  holding of securities  acquired by a Plan or with Plan  Assets  pursuant  to either of the  foregoing.  However,  no  exemption  is  provided  from the restrictions  of Sections  406(a)(1)(E),  406(a)(2) and 407 of ERISA for the  acquisition  or holding of a security  on behalf of an  "Excluded  Plan" by any  person  who has  discretionary  authority  or  renders investment  advice with  respect to the assets of an Excluded  Plan.  For purposes of the  securities,  an
Excluded Plan is a Plan sponsored by any member of the Restricted Group.

                  If the specific  conditions  of the  Exemption  are also  satisfied,  the  Exemption may provide an exemption  from the  restrictions  imposed by Sections  406(b)(1) and (b)(2) of ERISA,  and the excise taxes  imposed by Sections  4975(a) and (b) of the Code by reason of Section  4975(c)(1)(E)  of the
Code, in connection with:

         1.       The  direct or  indirect  sale,  exchange  or  transfer  of  securities  in the  initial issuance of  securities  between the  depositor  or an  Underwriter  and a Plan when the person who has  discretionary  authority  or renders  investment  advice with respect to the  investment of Plan Assets in the  securities is (a) a mortgagor  with respect to 5%
                  or less of the fair market  value of the issuing  entity  assets or (b) an  affiliate of such a person, provided that:

                           i.       The Plan is not an Excluded Plan,

                           ii.      Each Plan's  investment  in each class of  securities  does not exceed
                                    25% of the outstanding securities in the class,

                           iii.     After the Plan's  acquisition of the  securities,  no more than 25% of the assets  over which the  fiduciary  has  investment  authority  are invested in securities of an issuing  entity  containing  assets which are sold or serviced by the same entity, and

                           iv.      In  the  case  of  initial   issuance   (but  not   secondary   market
                                    transactions),  at least 50% of each class of securities  and at least
                                    50% of the aggregate  interests in the issuing  entity are acquired by persons independent of the Restricted Group;

         2.       The  direct  or  indirect   acquisition  or  disposition  in  the  secondary  market  of securities  by a Plan or with Plan assets  provided that the  conditions  in (i),  (iii)
                  and (iv) of 1 above are met; and

         3.       The continued  holding of securities  acquired by a Plan or with Plan Assets pursuant to sections 1 or 2 above.

         Further,  if the specific  conditions of the Exemption are  satisfied,  the Exemption may provide an exemption from the  restrictions  imposed by Sections  406(a),  406(b) and 407 of ERISA, and the excise taxes  imposed  by  Sections  4975(a)  and (b) of the Code by reason of  Section  4975(c)  of the Code for transactions  in  connection  with the  servicing,  management  and operation of the issuing  entity.  The depositor  expects  that the  specific  conditions  of the  Exemption  required  for this  purpose will be satisfied  with respect to the  securities  so that the  Exemption  would  provide an  exemption  from the restrictions  imposed  by  Sections  406(a)  and (b) of ERISA  (as well as the  excise  taxes  imposed  by
Sections  4975(a)  and (b) of the Code by reason of  Section  4975(c)  of the  Code) for  transactions  in connection with the servicing,  management and operation of the issuing entity,  provided that the general conditions of the Exemption are satisfied.

         The Exemption  also may provide an exemption from the  application of the prohibited  transaction provisions of Sections  406(a) and 407(a) of ERISA,  and the excise taxes  imposed by Section  4975(a) and
(b) of the Code by  reason of  Sections  4975(c)(1)(A)  through  (D) of the Code if the  restrictions  are deemed to otherwise  apply merely  because a person is deemed to be a Party in Interest with respect to an investing  Plan by  virtue  of  providing  services  to the  Plan (or by  virtue  of  having  a  specified relationship to such a person) solely as a result of the Plan's ownership of securities.

         The Exemption generally extends exemptive relief to mortgage-backed  and asset-backed  securities transactions  using pre-funding  accounts for trusts issuing  securities.  With respect to the securities, the Exemption will generally allow mortgage loans  supporting  payments to  securityholders,  and having a value  equal to no more than 25% of the total  principal  amount of the  securities  being  offered by the issuing  entity,  to be  transferred  to the  issuing  entity  within the  Pre-Funding  Period  instead of requiring that all the mortgage  loans be either  identified or transferred on or before the Closing Date.
In general,  the relief applies to the purchase,  sale and holding of securities  which otherwise  qualify for the Exemption, provided that the following general conditions are met:

         o        the ratio of the amount  allocated  to the  pre-funding  account to the total  principal amount of the securities being offered must be less than or equal to 25%;

         o        all  additional  mortgage  loans  transferred  to the related  issuing  entity after the
                  Closing Date must meet the same terms and  conditions  for  eligibility  as the original mortgage loans used to create the issuing  entity,  which terms and conditions have been approved by one of the Exemption Rating Agencies;

         o        the  transfer  of the  additional  mortgage  loans  to the  issuing  entity  during  the
                  Pre-Funding  Period  must not result in the  securities  to be covered by the  Exemption receiving a lower credit  rating from an Exemption  Rating  Agency upon  termination  of the  Pre-Funding  Period  than the rating  that was  obtained at the time of the initial issuance of the securities by the issuing entity;

         o        solely as a result of the use of  pre-funding,  the weighted  average annual  percentage interest  rate for the  mortgage  loans  included in the related  issuing  entity on the
                  Closing  Date and all  additional  mortgage  loans  transferred  to the related  issuing entity  after the Closing  Date at the end of the Pre-  Funding  Period must not be more than  100  basis  points  lower  than  the  rate  for  the  mortgage  loans  which  were transferred to the issuing entity on the Closing Date;

         o        either:

                  (1)      the  characteristics  of  the  additional  mortgage  loans  transferred  to the related  issuing  entity after the Closing Date must be monitored by an insurer or other credit support provider which is independent of the depositor; or

                  (2)      an independent  accountant retained by the depositor must provide the depositor with a letter (with copies  provided to the Exemption  Rating Agency rating the securities,  the  Underwriter  and  the  trustee)  stating  whether  or not the characteristics  of the additional  mortgage  loans  transferred to the related issuing entity after the Closing Date conform to the characteristics  described in the prospectus or prospectus  supplement and/or agreement.  In preparing the letter,  the  independent  accountant  must use the same type of  procedures as were  applicable to the mortgage  loans which were  transferred  to the issuing entity as of the Closing Date;

         o        the  Pre-Funding  Period  must end no later  than  three  months  or 90 days  after  the
                  Closing Date or earlier in some  circumstances  if the pre-funding  accounts falls below the minimum level specified in the Agreement or an event of default occurs;

         o        amounts  transferred to any pre-funding  accounts and/or  capitalized  interest  account used in connection with the  pre-funding  may be invested only in investments  which are permitted by the Exemption Rating Agencies rating the securities and must:

                  (1)      be direct  obligations of, or obligations fully guaranteed as to timely payment
                           of  principal   and   interest   by,  the  United   States  or  any  agency  or
                           instrumentality  thereof  (provided that the obligations are backed by the full faith and credit of the United States); or

                  (2)      have been rated (or the  obligor  has been  rated) in one of the three  highest generic  rating  categories by one of the  Exemption  Rating  Agencies  ("ERISA
                           Permitted Investments");

         o        the prospectus or prospectus  supplement  must describe the duration of the  Pre-Funding
                  Period;

         o        the trustee (or any agent with which the trustee  contracts to provide  trust  services)
                  must be a  substantial  financial  institution  or trust  company  experienced  in trust activities and familiar with its duties,  responsibilities  and liabilities  with ERISA.
                  The trustee,  as legal owner of the issuing entity,  must enforce all the rights created in favor of  securityholders  of the issuing entity,  including  employee  benefit plans subject to ERISA.

Insurance company general accounts

         o        In the event that  securities  which are  certificates  do not meet the  requirements of the  Exemption  solely  because  they  are  subordinate  certificates  or fail to meet a minimum  rating  requirements  under the  Exemption,  certain  Plans may be  eligible to purchase  certificates  pursuant  to  Sections  I and III of PTCE  95-60  which  permits
                  insurance   company  general  accounts  as  defined  in  PTCE  95-60  to  purchase  such certificates if they otherwise meet all of the other requirements of the Exemption.

         o        Insurance  companies  contemplating  the  investment  of general  account  assets in the securities  are  encouraged  to consult  with their legal  advisors  with respect to the applicability  of  Section  401(c) of ERISA.  The DOL  issued  final  regulations  under
                  Section 401(c) which became effective on July 5, 2001.

Revolving pool features

         The  Exemption  only covers  certificates  backed by a "fixed" pool of loans which  requires that all the loans must be transferred to the issuing  entity or identified at closing (or  transferred  within the Pre-Funding  Period,  if pre-funding  meeting the conditions  described  above is used).  Accordingly, certificates  issued by issuing entities which feature  revolving pools of assets will not be eligible for a purchase  by Plans.  However,  securities  which are notes  backed by  revolving  pools of assets may be eligible  for  purchase  by Plans  pursuant  to  certain  other  prohibited  transaction  exemptions.  See discussion below in "ERISA Considerations Relating to Notes."

ERISA Considerations Relating to Notes

         Under the DOL  Regulations,  the assets of the issuing  entity would be treated as "plan  assets"
of a Plan for the  purposes of ERISA and the Code only if the Plan  acquires an "equity  interest"  in the issuing  entity and none of the  exceptions  contained in the DOL  Regulations  is  applicable.  An equity interest is defined under the DOL  Regulations  as an interest  other than an instrument  which is treated as indebtedness  under  applicable local law and which has no substantial  equity features.  Assuming that the notes are  treated as  indebtedness  without  substantial  equity  features  for  purposes  of the DOL
Regulations,  then such notes will be eligible for purchase by Plans.  However,  without regard to whether the notes are treated as an "equity  interest" for such purposes,  the  acquisition or holding of notes by or on  behalf of a Plan  could be  considered  to give rise to a  prohibited  transaction  if the  issuing entity or any of its affiliates is or becomes a party in interest or  disqualified  person with respect to such  Plan,  or in the  event  that  a note  is  purchased  in the  secondary  market  and  such  purchase constitutes  a sale or  exchange  between  a Plan and a party in  interest  or  disqualified  person  with respect to such Plan.  There can be no assurance  that the issuing  entity or any of its  affiliates  will not be or become a party in interest or a disqualified person with respect to a Plan that acquires notes.

         The Exemption  permits  issuing  entities  which are grantor  trusts,  owner-trusts  or REMICs to issue  notes,  as well as  certificates,  provided a legal  opinion  is  received  to the effect  that the noteholders  have a perfected  security  interest in the issuing  entity's  assets.  The exemptive  relief provided  under the Exemption  for any  prohibited  transactions  which could be caused as a result of the operation,  management  or  servicing of the issuing  entity and its assets  would not be  necessary  with respect to notes with no  substantial  equity  features  which are issued as  obligations  of the  issuing entity.  Nevertheless,  because other  prohibited  transactions  might be involved,  the  Exemption  would provide  prohibited  transaction  exemptive  relief,  provided  that the same  conditions of the Exemption described above relating to certificates  are met with respect to the notes.  The same limitations of such exemptive  relief relating to  acquisitions of certificates by fiduciaries  with respect to Excluded Plans would also be applicable to the notes as described herein.

         In the event that the  Exemption is not  applicable  to the notes,  one or more other  prohibited transactions  exemptions may be available to Plans  purchasing or transferring the notes depending in part upon the type of Plan  fiduciary  making the  decision  to acquire the notes and the  circumstances  under which such  decision is made.  These  exemptions  include,  but are not  limited to, PTCE 90-1  (regarding investments by insurance  company pooled separate  accounts),  PTCE 91-38  (regarding  investments by bank collective  investments funds),  PTCE 84-14 (regarding  transactions  effected by "qualified  professional asset  managers"),  PTCE 95-60  (regarding  investments by insurance  company  general  accounts) and PTCE
96-23 (regarding  transactions effected by "in-house asset managers")  (collectively,  the "Investor-Based
Exemptions").  However,  even if the conditions specified in these Investor-Based  Exemptions are met, the scope of the relief  provided  under  such  Exemptions  might or might not cover all acts  which  might be construed as prohibited transactions.

         In the event that the Exemption is not  applicable to the notes,  there can be no assurance  that any class of notes will be treated as  indebtedness  without  substantial  equity features for purposes of the DOL Regulations.  There is increased  uncertainty  regarding the  characterization of debt instruments that do not carry an investment grade rating.  Consequently,  in the event of a withdrawal or downgrade to below  investment  grade of the rating of a class of notes,  the subsequent  transfer of such notes or any interest  therein to a Plan  trustee or other person  acting on behalf of a Plan,  or using Plan Assets to effect such transfer,  will be restricted.  Unless otherwise stated in the related prospectus  supplement, by acquiring a note,  each  purchaser  will be deemed to represent that either (1) it is not acquiring the note with Plan Assets;  or (2) (A) either (i) none of the issuing entity,  the depositor any  underwriter, the trustee,  the master  servicer,  any other servicer or any of their  affiliates is a party in interest with  respect to such  purchaser  that is a Plan or (ii) PTCE 90-1,  PTCE 91-38,  PTCE 84-14,  PTCE 95-60,
PTCE 96-23 or some other  prohibited  transaction  exemption is applicable to the  acquisition and holding of the note by such  purchaser  and (B) the notes are rated  investment  grade or better  and such  person believes that the notes are properly  treated as  indebtedness  without  substantial  equity  features for purposes  of the DOL  Regulations,  and agrees to so treat the  notes.  Alternatively,  regardless  of the rating of the notes,  such person may provide the  trustee  with an opinion of counsel,  which  opinion of counsel  will not be at the  expense  of the  issuing  entity,  the  depositor,  the  trustee,  the master servicer or any other  servicer,  which  opines that the  purchase,  holding and  transfer of such note or interest  therein is  permissible  under  applicable  law,  will not  constitute or result in a non-exempt prohibited  transaction  under ERISA or Section 4975 of the Code and will not subject the issuing  entity, the  depositor,  the trustee,  the master  servicer or any other servicer to any obligation in addition to those undertaken in the indenture.

         EACH PROSPECTUS SUPPLEMENT WILL CONTAIN INFORMATION CONCERNING  CONSIDERATIONS  RELATING TO ERISA
AND THE CODE THAT ARE APPLICABLE TO THE RELATED  SECURITIES.  BEFORE PURCHASING  SECURITIES IN RELIANCE ON
THE EXEMPTION,  THE INVESTOR-BASED  EXEMPTIONS OR ANY OTHER EXEMPTION, A FIDUCIARY OF A PLAN SHOULD ITSELF
CONFIRM THAT REQUIREMENTS SET FORTH IN SUCH EXEMPTION WOULD BE SATISFIED.

         ANY PLAN  INVESTOR WHO PROPOSES TO USE "PLAN  ASSETS" OF ANY PLAN TO PURCHASE  SECURITIES  OF ANY
SERIES OR CLASS ARE  ENCOURAGED  TO CONSULT WITH ITS COUNSEL WITH  RESPECT TO THE  POTENTIAL  CONSEQUENCES
UNDER ERISA AND SECTION 4975 OF THE CODE OF THE ACQUISITION AND OWNERSHIP OF SUCH SECURITIES.

Exchangeable Securities

         With respect to those  classes of  exchangeable  securities  which were  eligible  for  exemptive relief under the Exemption when  purchased,  the Exemption would also cover the acquisition or disposition of such  exchangeable  securities when the  securityholder  exercises its exchange rights.  However,  with respect to classes of  exchangeable  securities  which were not  eligible for  exemptive  relief under the
Exemption when purchased,  the exchange,  purchase or sale of such securities  pursuant to the exercise of exchange  rights  or call  rights  may  give  rise to  prohibited  transactions  if a Plan  and a Party in
Interest with respect to such Plan are involved in the transaction.  However,  one or more  Investor-Based
Exemptions discussed above may be applicable to these transactions.

Tax Exempt Investors

         A Plan  that is  exempt  from  federal  income  taxation  pursuant  to  Section  501 of the  Code nonetheless  will be subject to  federal  income  taxation  to the  extent  that its income is  "unrelated business taxable income" within the meaning of Section 512 of the Code.

Consultation with Counsel

         There can be no assurance  that the Exemption or any other DOL exemption  will apply with respect to any  particular  Plan that acquires the securities  or, even if all the  conditions  specified  therein were  satisfied,  that any such  exemption  would apply to  transactions  involving  the  issuing  entity.
Prospective  Plan  investors are  encouraged to consult with their legal counsel  concerning the impact of
ERISA and the Code and the  potential  consequences  to their  specific  circumstances  prior to making an investment in the securities.  Neither the depositor,  the trustees,  the master servicer nor any of their respective  affiliates will make any  representation  to the effect that the securities  satisfy all legal requirements  with respect to the investment  therein by Plans  generally or any particular Plan or to the effect that the securities are an appropriate investment for Plans generally or any particular Plan.

         Before  purchasing a security in reliance on the Exemption,  or an Investor-Based  Exemption,  or
any other  exemption,  a fiduciary of a Plan or other Plan Asset  investor  should itself confirm that (a)
all the specific and general conditions set forth in the Exemption,  an Investor-Based  Exemption or other exemption  would be  satisfied  and (b) in the case of a  security  purchased  under  the  Exemption,  the security  constitutes  a  "security"  for  purposes  of the  Exemption.  In  addition  to  making  its own determination as to the availability
of the exemptive relief provided in the Exemption,  and Investor-Based  Exemption or other exemption,  the
Plan fiduciary should consider its general  fiduciary  obligations  under ERISA in determining  whether to purchase the securities on behalf of a Plan.

         A  governmental  plan as  defined  in Section  3(32) of ERISA is not  subject  to ERISA,  or Code
Section 4975.  However,  such governmental plan may be subject to federal,  state and local law, which is, to a material  extent,  similar to the  provisions  of ERISA or a Code  Section  4975.  A  fiduciary  of a governmental  plan  should  make  its own  determination  as to the  propriety  of such  investment  under applicable  fiduciary or other  investment  standards,  and the need for the availability of any exemptive relief under any similar law.

                                         LEGAL INVESTMENT MATTERS

         Each class of  certificates  or notes offered by this  prospectus  and by the related  prospectus supplement  will be rated at the date of  issuance  in one of the four  highest  rating  categories  by at least one Rating Agency.  If so specified in the related  prospectus  supplement,  each such class that is rated  in one of the two  highest  rating  categories  by at  least  one  Rating  Agency  will  constitute
"mortgage related  securities" for purposes of SMMEA, and, as such, will be legal investments for persons, trusts,  corporations,  partnerships,  associations,  business  trusts and  business  entities  (including depository  institutions,  life insurance  companies and pension  funds)  created  pursuant to or existing under the laws of the United  States or of any State  whose  authorized  investments  are subject to state regulation  to the same extent that,  under  applicable  law,  obligations  issued by or  guaranteed as to principal  and interest by the United States or any agency or  instrumentality  thereof  constitute  legal investments for the entities.  Under SMMEA, if a State enacted  legislation on or prior to October 3, 1991 specifically  limiting  the legal  investment  authority  of any such  entities  with respect to "mortgage related  securities,"  such  securities  will constitute  legal  investments  for entities  subject to the legislation  only to the extent provided  therein.  Some States have enacted  legislation  which overrides the preemption  provisions of SMMEA. SMMEA provides,  however,  that in no event will the enactment of any such  legislation  affect the  validity  of any  contractual  commitment  to  purchase,  hold or invest in
"mortgage related securities," or require the sale or other disposition of the securities,  so long as the contractual commitment was made or the securities acquired prior to the enactment of the legislation.

         SMMEA  also   amended  the  legal   investment   authority  of   federally-chartered   depository
institutions as follows:  federal savings and loan  associations  and federal savings banks may invest in, sell or otherwise  deal with  "mortgage  related  securities"  without  limitation as to the percentage of their assets represented thereby,  federal credit unions may invest in the securities,  and national banks may purchase the securities for their own account without regard to the limitations  generally  applicable to investment  securities set forth in 12 U.S.C.  24 (Seventh),  subject in each case to such  regulations as the applicable federal regulatory authority may prescribe.

         The  Federal  Financial  Institutions   Examination  Council  has  issued  a  supervisory  policy
statement  applicable  to all  depository  institutions,  setting  forth  guidelines  for and  significant restrictions on investments in "high-risk  mortgage  securities." The policy statement has been adopted by the Federal  Reserve Board,  the Office of the  Comptroller of the Currency,  the FDIC and the OTS with an effective date of February 10, 1992. The policy statement  generally  indicates that a mortgage derivative product  will be deemed to be high risk if it exhibits  greater  price  volatility  than a standard  fixed rate thirty-year  mortgage security.  According to the policy statement,  prior to purchase,  a depository institution  will be required to determine  whether a mortgage  derivative  product that it is considering acquiring is high-risk,  and if so that the proposed  acquisition would reduce the  institution's  overall interest rate risk.  Reliance on analysis and  documentation  obtained  from a securities  dealer or other outside  party  without  internal  analysis  by the  institution  would be  unacceptable.  There can be no assurance  as to which  classes  of offered  securities  will be  treated  as  high-risk  under the policy statement.

         The  predecessor  to the OTS issued a  bulletin,  entitled,  "Mortgage  Derivative  Products  and
Mortgage  Swaps",  which  is  applicable  to  thrift  institutions  regulated  by the  OTS.  The  bulletin established  guidelines  for the  investment  by  savings  institutions  in certain  "high-risk"  mortgage derivative  securities  and  limitations on the use of the  securities by insolvent,  undercapitalized  or otherwise  "troubled"  institutions.  According to the  bulletin,  such  "high-risk"  mortgage  derivative securities  include  securities  having  specified  characteristics,  which may  include  some  classes of offered  securities.  In  addition,  the  National  Credit  Union  Administration  has issued  regulations governing  federal credit union  investments  which prohibit  investment in specified types of securities, which may include  some  classes of offered  securities.  Similar  policy  statements  have been issued by regulators having jurisdiction over other types of depository institutions.

         Any class of  securities  that is not rated in one of the two  highest  rating  categories  by at least  one  Rating  Agency,  and any  other  class  of  securities  specified  in the  related  prospectus supplement,  will not  constitute  "mortgage  related  securities"  for  purposes  of  SMMEA.  Prospective investors in these classes of securities,  in  particular,  should  consider the matters  discussed in the following paragraph.

         There may be other  restrictions  on the ability of investors  either to purchase some classes of offered  securities  or to purchase  any class of offered  securities  representing  more than a specified percentage  of the  investors'  assets.  The  depositor  will  make no  representations  as to the  proper characterization  of any class of offered securities for legal investment or other purposes,  or as to the ability of particular  investors to purchase any class of  certificates  or notes under  applicable  legal investment  restrictions.  These  uncertainties  may  adversely  affect  the  liquidity  of any  class  of certificates  or notes.  Accordingly,  all  investors  whose  investment  activities  are subject to legal investment laws and regulations,  regulatory capital requirements or review by regulatory  authorities are encouraged  to  consult  with their own legal  advisors  in  determining  whether  and to what  extent the offered  securities  of any class  thereof  constitute  legal  investments  or are subject to  investment, capital or other restrictions,  and, if applicable,  whether SMMEA has been overridden in any jurisdiction relevant to the investor.

                                             USE OF PROCEEDS

         Substantially  all of the net  proceeds to be  received  from the sale of  certificates  or notes will be applied by the  depositor  to finance the purchase of, or to repay  short-term  loans  incurred to finance the purchase of, the mortgage loans and/or  mortgage  securities in the respective  mortgage pools and to pay other  expenses.  The  depositor  expects  that it will  make  additional  sales of  securities similar to the  offered  securities  from time to time,  but the timing and amount of any such  additional offerings  will be dependent upon a number of factors,  including the volume of mortgage  loans  purchased by the depositor, prevailing interest rates, availability of funds and general market conditions.

                                         METHODS OF DISTRIBUTION

         The depositor  will offer the  securities in series.  The  distribution  of the securities may be effected from time to time in one or more  transactions,  including  negotiated  transactions,  at a fixed public  offering  price  or at  varying  prices  to be  determined  at the  time of sale or at the time of commitment therefor.  If so specified in the related prospectus  supplement,  Bear, Stearns & Co. Inc., an affiliate  of the  depositor,  acting  as  underwriter  with  other  underwriters,  if any,  named in such prospectus  supplement will distribute the securities in a firm  commitment  underwriting,  subject to the terms and conditions of the  underwriting  agreement.  In such event,  the related  prospectus  supplement may also  specify that the  underwriters  will not be  obligated  to pay for any  securities  agreed to be purchased by purchasers  pursuant to purchase agreements  acceptable to the depositor.  In connection with the sale of the securities,  underwriters may receive  compensation  from the depositor or from purchasers of the  securities  in  the  form  of  discounts,  concessions  or  commissions.  The  related  prospectus supplement will describe any such compensation that is paid by the depositor.

         As to any offering of securities,  in addition to the method of  distribution as described in the prospectus  supplement and this base prospectus,  the distribution of any class of the offered  securities may be effected through one or more resecuritization transactions, in accordance with Rule 190(b).

         Alternatively,  the  related  prospectus  supplement  may specify  that Bear,  Stearns & Co. Inc.
acting  as  agent or in some  cases  as  principal  with  respect  to  securities  that it has  previously purchased or agreed to purchase,  will  distribute  the  securities.  If Bear,  Stearns & Co. Inc. acts as agent in the sale of securities,  Bear,  Stearns & Co. Inc. will receive a selling commission with respect to each series of securities,  depending on market conditions,  expressed as a percentage of the aggregate principal  balance of the  securities  sold  hereunder as of the closing date.  The exact  percentage  for each series of  securities  will be disclosed  in the related  prospectus  supplement.  To the extent that
Bear,  Stearns & Co.  Inc.  elects to purchase  securities  as  principal,  Bear,  Stearns & Co. Inc.  may realize  losses or profits based upon the difference  between its purchase price and the sales price.  The related  prospectus  supplement  with respect to any series offered other than through  underwriters  will contain  information  regarding the nature of such offering and any  agreements to be entered into between the depositor and purchasers of securities of such series.

         The depositor  will  indemnify  Bear,  Stearns & Co. Inc. and any  underwriters  against  certain civil  liabilities,  including  liabilities  under  the  Securities  Act of 1933,  or will  contribute  to payments Bear, Stearns & Co. Inc. and any underwriters may be required to make in respect thereof.

         In the ordinary  course of business,  the  depositor  and Bear,  Stearns & Co. Inc. may engage in various  securities  and  financing  transactions,  including  repurchase  agreements  to provide  interim financing of the  depositor's  mortgage loans pending the sale of such mortgage loans or interests in such mortgage loans, including the securities.

         Bear,  Stearns & Co. Inc.  may use this  prospectus  and the  related  prospectus  supplement  in connection with offers and sales related to market-making  transactions in the securities.  Bear,  Stearns
& Co.  Inc.  may act as  principal  or agent  in such  transactions.  Such  sales  will be made at  prices related to prevailing market prices at the time of sale or otherwise.

         The depositor  anticipates that the securities will be sold primarily to institutional  investors
or  sophisticated  non-institutional  investors.   Purchasers  of  securities,   including  dealers,  may,
depending on the facts and  circumstances  of such purchases,  be deemed to be  "underwriters"  within the meaning  of the  Securities  Act of 1933 in  connection  with  reoffers  and sales by them of  securities.
Securityholders  are  encouraged  to consult  with their legal  advisors  in this  regard  before any such reoffer or sale.

                                              LEGAL MATTERS

         Legal matters in connection  with the  securities of each series,  including  both federal income tax matters and the legality of the  securities  being  offered,  will be passed upon for the depositor by
Thacher Proffitt & Wood llp, New York, New York,  Orrick,  Herrington & Sutcliffe LLP, New York, New York,
or Greenberg Traurig LLP, New York, New York.

                                          FINANCIAL INFORMATION

         With  respect to each series,  a new issuing  entity will be formed,  and no issuing  entity will engage in any business  activities or have any assets or obligations  prior to the issuance of the related series.  Accordingly,  no financial statements with respect to any issuing entity will be included in this prospectus or in the related prospectus supplement.

                                                 RATINGS

         It is a condition  to the issuance of any class of offered  securities  that they shall have been rated not lower than  investment  grade,  that is, in one of the four  highest  rating  categories,  by at least one Rating Agency.

         Ratings on mortgage  pass-through  certificates and mortgage-backed  notes address the likelihood of receipt by the  holders  thereof of all  collections  on the  underlying  mortgage  assets to which the holders are entitled.  These ratings address the structural,  legal and issuer-related  aspects associated with the certificates  and notes,  the nature of the underlying  mortgage assets and the credit quality of the guarantor,  if any. Ratings on mortgage  pass-through  certificates and  mortgage-backed  notes do not represent any  assessment  of the  likelihood  of principal  prepayments  by borrowers or of the degree by which the prepayments might differ from those originally anticipated.  As a result,  securityholders might suffer a lower than  anticipated  yield,  and, in addition,  holders of stripped  interest  securities  in extreme cases might fail to recoup their initial investments.

         A security rating is not a  recommendation  to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.

                                          AVAILABLE INFORMATION

         The  depositor  is  subject  to  the  informational  requirements  of  the  Exchange  Act  and in accordance  therewith  files  reports  and  other  information  with the  Commission.  Reports  and  other information  filed by the depositor can be inspected and copied at the Public  Reference  Room  maintained by the Commission at 100 F Street NE,  Washington,  DC 20549, and its Regional Offices located as follows:
Chicago  Regional  Office,  500 West  Madison,  14th Floor,  Chicago,  Illinois  60661;  New York Regional
Office,  233  Broadway,  New York,  New York 10279.  Copies of the material can also be obtained  from the
Public Reference  Section of the Commission,  100 F Street NE,  Washington,  DC 20549, at prescribed rates and electronically  through the Commission's  Electronic Data Gathering,  Analysis and Retrieval system at the Commission's  Website  (http://www.sec.gov).  Information  about the operation of the Public Reference
Room may be obtained by calling the Securities  and Exchange  Commission at (800)  SEC-0330.  Exchange Act
reports as to any series filed with the  Commission  will be filed under the issuing  entity's  name.  The depositor does not intend to send any financial reports to security holders.

         The issuing  entity's annual reports on Form 10-K (including  reports of assessment of compliance with  the AB  Servicing  Criteria,  attestation  reports,  and  statements  of  compliance,  discussed  in
"Servicing  of  Mortgage  Loans—Evidence  as to  Compliance"  in the  related  prospectus  supplement  and
"Description  of the Securities — Reports to  Securityholders"  in this  prospectus,  required to be filed under  Regulation  AB),  periodic  distribution  reports  on Form  10-D,  current  reports on Form 8-K and amendments to those reports,  together with such other reports to security  holders or  information  about the  securities  as shall have been  filed  with the  Commission  will be posted on the  trustee's  or the securities  administrator's  internet web site, as applicable,  as soon as reasonably practicable after it has been  electronically  filed with, or furnished to, the Commission.  The address of the website will be provided in the related Prospectus Supplement.

         This prospectus does not contain all of the information set forth in the  registration  statement
(of which this  prospectus  forms a part) and  exhibits  thereto  which the  depositor  has filed with the
Commission under the Securities Act and to which reference is hereby made.

                                        REPORTS TO SECURITYHOLDERS

         The master servicer or another  designated person will be required to provide periodic  unaudited reports  concerning  each issuing  entity to all registered  holders of offered  securities of the related series with respect to each issuing  entity as are  required  under the Exchange Act and the  Commission's related rules and regulations, and under the terms of the applicable agreements.

         As to each  issuing  entity,  so long as it is required to file reports  under the Exchange  Act, those reports will be made available as described above under "Available Information".

         As to each  issuing  entity that is no longer  required to file reports  under the Exchange  Act, periodic  distribution  reports will be posted on the website of the sponsor,  depositor,  master servicer or securities  administrator,  as applicable,  referenced above under  "Available  Information" as soon as practicable.  Annual  reports of  assessment  of compliance  with the AB Servicing  Criteria,  attestation reports,  and statements of compliance  will be provided to registered  holders of the related  securities upon request free of charge.  See "Servicing of Mortgage  Loans—Evidence  as to Compliance" in the related prospectus  supplement  and  "Description  of  the  Securities  —  Reports  to  Securityholders"  in  this prospectus.

                                INCORPORATION OF INFORMATION BY REFERENCE

         There  are  incorporated  into  this  prospectus  and in the  related  prospectus  supplement  by reference  all  documents,  including  but not limited to the  financial  statements  and reports filed or caused to be filed or  incorporated  by  reference  by the  depositor  with  respect to an issuing  entity pursuant to the  requirements  of Sections 13(a) or 15(d) of the Exchange Act, prior to the termination of the offering of the offered securities of the related series;  provided,  however, this prospectus and any related  prospectus  supplement do not incorporate by reference any of the issuing entity's annual reports filed on Form 10-K with respect to an issuing entity.

         The  depositor  will provide or cause to be provided  without  charge to each person to whom this prospectus  is delivered  in  connection  with the offering of one or more classes of offered  securities, upon  written  or oral  request  of the  person,  a copy of any or all the  reports  incorporated  in this prospectus by reference,  in each case to the extent the reports  relate to one or more of such classes of the offered  securities,  other than the exhibits to the documents,  unless the exhibits are  specifically incorporated  by reference in the documents.  Requests  should be directed in writing to Structured  Asset
Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179,  Attention:  Secretary,  or by
telephone at (212)  272-2000.  The depositor has  determined  that its  financial  statements  will not be material to the offering of any offered securities.

                                                 GLOSSARY

         Accrual  Security — A security  with  respect to which some or all of its accrued  interest  will not be  distributed  as  interest  but  rather  an  amount  equal  to that  interest  will be added to the principal  balance thereof on each  distribution  date for the period described in the related  prospectus supplement.

         Affiliated Seller — Banks,  savings and loan  associations,  mortgage bankers,  mortgage brokers, investment  banking firms, and other mortgage loan  originators or sellers  affiliated with the depositor, which may include EMC.

         Agreement — An owner trust  agreement,  servicing  agreement,  indenture or pooling and servicing agreement.

         ARM Loan — A mortgage loan with an adjustable interest rate.

         Assumption Fee — The fee paid to the mortgagee  upon the assumption of the primary  liability for payment of the mortgage.

         Bankruptcy  Amount — The  amount  of  Bankruptcy  Losses  that  may be  allocated  to the  credit enhancement of the related series.

         Bankruptcy Code — Title 11 of the United States Code, as amended from time to time.

         Bankruptcy  Loss — A  Realized  Loss  attributable  to  certain  actions  which may be taken by a bankruptcy  court in connection with a mortgage loan,  including a reduction by a bankruptcy  court of the principal balance of or the mortgage rate on a mortgage loan or an extension of its maturity.

         Beneficial Owner — A person acquiring an interest in any DTC Registered Security.

         Benefit  Plan  Investors  — Plans  subject to Part 4 of Title I of ERISA or  Section  4975 of the
Code and any entity whose  underlying  assets include Plan Assets by reason of any such Plan's  investment in the entity.

         Buydown  Account — With respect to a buydown  mortgage  loan,  the  custodial  account  where the
Buydown Funds are placed.

         Buydown Funds — With respect a buydown  mortgage  loan,  the amount  contributed by the seller of the mortgaged property or another source and placed in the Buydown Account.

         Buydown  Period — The period  during which funds on a buydown  mortgage loan are made up for from the Buydown Account.

         Call Class — A class of  securities  which  entitles the holder  thereof to direct the trustee to redeem a Callable class of securities.

         Callable Class — A class of securities of a series which is  redeemable,  directly or indirectly, at the  direction  of the  holder of the  related  Call  Class,  as  provided  in the  related  prospectus supplement.  A Callable Class may have a "lock-out  period" during which such securities  cannot be called and  generally  will be called  only if the  market  value of the  assets in the  issuing  entity for such
Callable Class exceeds the outstanding principal balance of such assets.

         CERCLA — The federal  Comprehensive  Environmental  Response,  Compensation  and Liability Act of
1980, as amended.

         Class  Factor — For any  exchangeable  security  and any month,  will be a truncated  seven digit decimal  which,  which when  multiplied  by the original  principal  amount of that class,  will equal its remaining  principal  amount,  after giving effect to any payment of (or addition to) principal to be made on the distribution date in the following month.

         Clearstream — Clearstream Banking, société anonyme, formerly known as Cedelbank SA.

         Closing Date — With respect to any series of  securities,  the date on which the  securities  are issued.

         Code — The Internal Revenue Code of 1986.

         Commission — The Securities and Exchange Commission.

         Committee Report — The Conference Committee Report accompanying the Tax Reform Act of 1986.

         Conservation Act — The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996.

         Contract — Manufactured  housing  conditional  sales  contracts and  installment  loan agreements each secured by a Manufactured Home.

         Contributions  Tax — With  respect to  specific  contributions  to a REMIC made after the Closing
Date, a tax on the REMIC equal to 100% of the value of the contributed property.

         Cooperative  — With  respect  to a  cooperative  mortgage  loan,  the  corporation  that owns the related apartment building.

         Crime Control Act — The Comprehensive Crime Control Act of 1984.

         Defaulted  Mortgage Loss — A Realized Loss other than a Special Hazard Loss,  Extraordinary  Loss or other losses resulting from damage to a mortgaged property, Bankruptcy Loss or Fraud Loss.

         Deferred  Interest — If an  adjustment  to the  mortgage  rate on a mortgage  loan has caused the amount of accrued  interest on the mortgage loan in any month to exceed the scheduled  monthly  payment on the mortgage loan, the resulting amount of interest that has accrued but is not then payable;

         Deleted Mortgage Loan — A mortgage loan which has been removed from the related issuing entity.

         Designated  Seller  Transaction — A series of  securities  where the related  mortgage  loans are provided either  directly or indirectly to the depositor by one or more Sellers  identified in the related prospectus supplement.

         Determination  Date — The close of business on the date on which the amount of each  distribution to securityholders will be determined, which shall be stated in each prospectus supplement.

         Distribution  Account — One or more  separate  accounts  for the  collection  of  payments on the related mortgage loans and/or mortgage  securities  constituting the related issuing entity,  which may be a Master Servicer Collection Account.

         DIDMC — The Depository Institutions Deregulation and Monetary Control Act of 1980.

         DOL — The U.S. Department of Labor.

         DOL Regulations — Regulations by the DOL promulgated at 29 C.F.R. § 2510.3-101.

         DTC — The Depository Trust Company.

         DTC Registered  Security — Any security  initially  issued  through the book-entry  facilities of the DTC.

         Eligible  Account  —  An  account  maintained  with  a  federal  or  state  chartered  depository institution  (i) the  short-term  obligations  of which are rated by each of the  Rating  Agencies  in its highest  rating  at the  time of any  deposit  therein,  or  (ii)  insured  by the  FDIC  (to  the  limits established  by the FDIC),  the uninsured  deposits in which  account are otherwise  secured such that, as evidenced  by an opinion of counsel  (obtained  by and at the  expense of the person  requesting  that the account be held pursuant to this clause (ii)) delivered to the trustee prior to the  establishment  of the account,  the  securityholders  will have a claim with respect to the funds in the account and a perfected
first  priority   security   interest  against  any  collateral  (which  shall  be  limited  to  Permitted
Instruments)  securing the funds that is superior to claims of any other  depositors or general  creditors of the  depository  institution  with which the account is maintained or (iii) a trust account or accounts maintained  with a federal or state  chartered  depository  institution or trust company with trust powers acting in its  fiduciary  capacity or (iv) an account or accounts of a depository  institution  acceptable to the Rating  Agencies (as  evidenced in writing by the Rating  Agencies  that use of any such account as the  Distribution  Account will not have an adverse  effect on the  then-current  ratings  assigned to the classes of the  securities  then  rated by the Rating  Agencies).  Eligible  Accounts  may or may not bear interest.

         Equity  Certificates  — With  respect to any series of notes,  the  certificate  or  certificates representing a beneficial ownership interest in the related issuing entity.

         ERISA — The Employee Retirement Income Security Act of 1974, as amended.

         ERISA Plans — Employee pension and welfare benefit plans subject to ERISA.

         ES  Class  — A  class  of  exchangeable  securities,  as  described  under  "Description  of  the
Certificates — Exchangeable Securities."

         Exemption  —  An  individual  prohibited   transactions   exemption  issued  by  the  DOL  to  an
underwriter,  as amended by Prohibited  Transaction  Exemption ("PTE") 97-34, 62 Fed. Reg. 39021 (July 21,
1997), PTE 2000-58,  65 Fed. Reg. 67765 (November 13, 2000),  and PTE 2002-41,  67 Fed. Reg. 54487 (August
22, 2002) or any amendment thereto.

         Exemption  Rating  Agency — Standard & Poor's,  a division of The  McGraw-Hill  Companies,  Inc.,
Moody's  Investors  Service,  Inc., or Fitch,  Inc. or any other "Rating Agency" within the meaning of the
Exemption.

         Exchange Act — The Securities Exchange Act of 1934, as amended.

         Extraordinary  Loss  —  Any  Realized  Loss  occasioned  by  war,  civil  insurrection,   certain
governmental actions, nuclear reaction and certain other risks.

         Fraud Loss — A Realized  Loss  incurred on a defaulted  mortgage loan as to which there was fraud in the origination of the mortgage loan.

         Fraud Loss Amount — The amount of Fraud Losses that may be  allocated  to the credit  enhancement of the related series.

         FTC Rule — The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission.

         Garn-St Germain Act — The Garn-St Germain Depository Institutions Act of 1982.

         Ginnie Mae — The Government National Mortgage Association.

         Global  Securities — The  certificated  securities  registered in the name of DTC, its nominee or another  depository  representing  interests in the class or classes  specified in the related  prospectus supplement which are held in book-entry form.

         Grantor Trust Certificate — A certificate representing an interest in a Grantor Trust Fund.

         Grantor Trust  Fractional  Interest  Certificate — A Grantor Trust  Certificate  representing  an undivided  equitable  ownership  interest in the principal of the mortgage loans  constituting the related
Grantor Trust Fund, together with interest on the Grantor Trust Certificates at a pass-through rate.

         Grantor Trust Strip  Certificate — A  certificate  representing  ownership of all or a portion of the difference  between  interest paid on the mortgage loans  constituting  the related Grantor Trust Fund
(net of normal  administration  fees and any retained  interest of the depositor) and interest paid to the holders of Grantor Trust Fractional  Interest  Certificates issued with respect to the Grantor Trust Fund.
A Grantor Trust Strip Certificate may also evidence a nominal  ownership  interest in the principal of the mortgage loans constituting the related Grantor Trust Fund.

         Grantor  Trust  Fund — A trust  fund as to  which  no  REMIC  election  will  be made  and  which qualifies as a "grantor trust" within the meaning of Subpart E, part I of subchapter J of the Code.

         HELOC — A home equity revolving lines of credit.

         High Cost  Loans — Mortgage  loans  subject  to the  Homeownership  Act,  which  amended  TILA to provide new  requirements  applicable  to loans that exceed  certain  interest rate and/or points and fees thresholds.

         High LTV Loans — Mortgage  loans with  Loan-to-Value  Ratios in excess of 80% and as high as 150%
and which are not be insured by a Primary Insurance Policy.

         Homeownership Act — The Home Ownership and Equity Protection Act of 1994.

         Housing Act — The National Housing Act of 1934, as amended.

         Index — With  respect  to an ARM  Loan,  the  related  index  will be  specified  in the  related prospectus  supplement,  will be of a type that are customarily  used in the debt and fixed income markets to measure  the cost of borrowed  funds,  and may include  one of the  following  indexes:  (1) the weekly average  yield on U.S.  Treasury  securities  adjusted to a constant  maturity of either six months or one year, (2) the weekly  auction  average  investment  yield of U.S.  Treasury  bills of six months,  (3) the daily Bank Prime Loan rate made available by the Federal  Reserve  Board,  (4) the cost of funds of member institutions  for the Federal Home Loan Bank of San  Francisco,  (5) the interbank  offered rates for U.S.
dollar deposits in the London market,  each calculated as of a date prior to each scheduled  interest rate adjustment  date which will be  specified  in the  related  prospectus  supplement  or (6) any other index described in the related prospectus supplement.

         Insurance Proceeds — Proceeds received under any hazard,  title,  primary mortgage,  FHA or other insurance  policy that provides  coverage with respect to a particular  mortgaged  property or the related mortgage loan (other than proceeds  applied to the  restoration of the property or released to the related borrower in accordance with the customary  servicing  practices of the master servicer (or, if applicable, a special servicer) and/or the terms and conditions of the related mortgage.

         Intermediary  — An  institution  that  is not a  participant  in the DTC but  clears  through  or maintains a custodial relationship with a participant.

         IRS — The Internal Revenue Service.

         Issue  Premium — The excess of the issue  price of a REMIC  Regular  Certificate  over its stated
redemption price.

         Issuing  Entity — With  respect  to a series  of notes,  the  Delaware  statutory  trust or other trust, created pursuant to the owner trust agreement, that issues the notes.

         Liquidation  Proceeds — (1) All amounts,  other than Insurance  Proceeds received and retained in connection with the liquidation of defaulted  mortgage loans or property  acquired in respect thereof,  by foreclosure  or otherwise,  together with the net operating  income (less  reasonable  reserves for future expenses)  derived from the operation of any mortgaged  properties  acquired by the issuing entity through foreclosure  or otherwise and (2) all proceeds of any mortgage loan or mortgage  security  purchased  (or, in the case of a substitution,  amounts representing a principal  adjustment) by the master servicer,  the depositor,  a Seller or any other  person  pursuant  to the terms of the  related  pooling  and  servicing agreement or  servicing  agreement as described  under "The  Mortgage  Pools—Representations  by Sellers,"
"Servicing of Mortgage  Loans—Realization  Upon and Sale of Defaulted  Mortgage  Loans,"  "—Assignment  of
Trust Fund Assets" above and "The Agreements—Termination."

         Loan-to-Value  Ratio  — With  respect  to any  mortgage  loan  at any  given  time  is the  ratio
(expressed  as a  percentage)  of the then  outstanding  principal  balance of the mortgage  loan plus the principal balance of any senior mortgage loan to the Value of the related mortgaged property.

         Manufactured  Home —  Manufactured  homes within the meaning of 42 United  States  Code,  Section
5402(6),  which defines a  "manufactured  home" as "a structure,  transportable  in one or more  sections, which in the  traveling  mode,  is eight  body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred  twenty or more square feet,  and which is built on a permanent chassis and designed to be used as a dwelling  with or without a permanent  foundation  when  connected to the required  utilities,  and includes the plumbing,  heating,  air conditioning,  and electrical  systems contained  therein;  except that the term shall include any structure which meets all the  requirements of this paragraph except the size  requirements and with respect to which the manufacturer  voluntarily files a  certification  required  by the  Secretary  of Housing  and Urban  Development  and  complies  with the standards established under this chapter."

         Master  Servicer  Collection  Account — One or more  separate  accounts  established  by a master servicer,  into which each of the related  servicers are required to remit  collections of payments on the related mortgage loans included in the related issuing entity.

         MBA Method - The method of  calculating  delinquencies  in  accordance  with the  methodology  used by the
Mortgage  Bankers  Association,  as described in "The Mortgage Pools - Methods of Delinquency  Calculation" in this prospectus.

         Net Mortgage  Rate — With  respect to a mortgage  loan,  the  mortgage  rate net of the per annum rate or rates  applicable  to the  calculation  of  servicing  and  administrative  fees and any  retained interest of the depositor.

         Nonrecoverable  Advance — An advance which,  in the good faith judgment of the master servicer or a servicer,  as  applicable,  will not be  recoverable  from  recoveries  on the related  mortgage loan or another specifically identified source.

         Note  Margin — With  respect  to an ARM Loan,  the  fixed  percentage  set  forth in the  related mortgage note, which when added to the related Index, provides the mortgage rate for the ARM Loan.

         OID  Regulations — The rules  governing  original  issue  discount that are set forth in Sections
1271-1273 and 1275 of the Code and in the related Treasury regulations.

         OTS — The Office of Thrift Supervision.

         OTS Method - The method of calculating  delinquencies  in accordance with the methodology  used by lenders regulated  by the Office of Thrift  Supervision,  as  described  in "The  Mortgage  Pools - Methods of  Delinquency
Calculation" in this prospectus.

         Parity Act — The Alternative Mortgage Transaction Parity Act of 1982.

         Parties in Interest — With respect to a Plan,  persons who have  specified  relationships  to the
Plans,  either  "Parties in Interest"  within the meaning of ERISA or  "Disqualified  Persons"  within the meaning of Section 4975 of the Code.

         Percentage  Interest — With respect to a security of a particular class, the percentage  obtained by dividing the initial  principal  balance or notional  amount of the security by the  aggregate  initial amount or notional balance of all the securities of the class.

         Permitted   Investments  —  United  States  government  securities  and  other  investment  grade obligations  specified in the related pooling and servicing  agreement or the related servicing  agreement and indenture.

         Piggyback  Loan — A second lien  mortgage  loan  originated  by the same  originator  to the same borrower at the same time as the first lien mortgage loan, each secured by the same mortgaged property.

         Plan Assets — "Plan  assets" of a Plan,  within the meaning of the DOL  Regulations,  as modified by Section 3(42) of ERISA.

         Plans — ERISA Plans and Tax Favored Plans.

         Prepayment  Assumption  —  With  respect  to a  REMIC  Regular  Certificate  or a  Grantor  Trust
Certificate, the prepayment assumption used in pricing the initial offering of that security.

         Prepayment  Interest  Shortfall — With respect to any mortgage  loan with a prepayment in part or in full the excess,  if any, of interest  accrued and otherwise  payable on the related mortgage loan over the interest charged to the borrower (net of servicing and  administrative  fees and any retained interest of the depositor).

         Primary  Insurance  Covered Loss — With respect to a mortgage loan covered by a Primary Insurance
Policy,  the amount of the related loss  covered  pursuant to the terms of the Primary  Insurance  Policy, which will generally  consist of the unpaid  principal  amount of the mortgage loan and accrued and unpaid interest on the mortgage loan and  reimbursement  of specific  expenses,  less (1) rents or other payments collected or received by the insured (other than the proceeds of hazard  insurance)  that are derived from the  related  mortgaged  property,  (2) hazard  insurance  proceeds  in excess of the amount  required  to restore the related  mortgaged  property  and which have not been  applied to the payment of the  mortgage loan, (3) amounts  expended but not approved by the primary  insurer,  (4) claim payments  previously made on the mortgage loan and (5) unpaid premiums and other specific amounts.

         Primary Insurance Policy — A primary mortgage guaranty insurance policy.

         Primary Insurer — An issuer of a Primary Insurance Policy.

         Protected  Account — One or more separate  accounts  established  by each servicer  servicing the mortgage  loans,  for the  collection of payments on the related  mortgage  loans  included in the related issuing entity.

         PTCE — Prohibited Transaction Class Exemption.

         Qualified  Substitute  Mortgage Loan — A mortgage loan  substituted for a Deleted  Mortgage Loan, meeting  the  requirements  described  under "The  Mortgage  Pools—  Representations  by  Sellers" in this prospectus.

         Rating Agency — A "nationally  recognized  statistical rating organization" within the meaning of
Section 3(a)(41) of the Exchange Act.

         Realized Loss — Any loss on a mortgage loan  attributable to the mortgagor's  failure to make any payment of principal or interest as required under the mortgage note.

         Record Date — The close of business on the last  business  day of the month  preceding  the month in which the applicable distribution date occurs.

         Relief Act — The Servicemembers Civil Relief Act..

         REMIC — A real estate  mortgage  investment  conduit as defined in Sections  860A through 860G of the Code.

         REMIC  Administrator  —  The  trustee,  the  master  servicer  or  another  specified  party  who administers the related REMIC.

         REMIC Certificates — Certificates  evidencing  interests in an issuing entity as to which a REMIC election has been made.

         REMIC Provisions — Sections 860A through 860G of the Code.

         REMIC  Regular  Certificate  — A REMIC  Certificate  designated  as a "regular  interest"  in the related REMIC.

         REMIC Regular Certificateholder — A holder of a REMIC Regular Certificate.

         REMIC  Residual  Certificate — A REMIC  Certificate  designated  as a "residual  interest" in the related REMIC.

         REMIC Residual Certificateholder — A holder of a REMIC Residual Certificate.

         REMIC Regulations — The REMIC Provisions and the related Treasury regulations.

         REO  Mortgage  Loan — A mortgage  loan where title to the  related  mortgaged  property  has been obtained by the trustee or to its nominee on behalf of securityholders of the related series.

         RICO — The Racketeer Influenced and Corrupt Organizations statute.

         Securities Act — The Securities Act of 1933, as amended.

         Seller — The seller of the mortgage  loans or mortgage  securities  included in an issuing entity to the  depositor  with  respect  a  series  of  securities,  who  shall  be an  Affiliated  Seller  or an
Unaffiliated Seller.

         Single Family Property — An attached or detached  one-family  dwelling unit,  two-to  four-family dwelling unit,  condominium,  townhouse,  row house,  individual  unit in a planned-unit  development  and other individual dwelling units.

         SMMEA — The Secondary Mortgage Market Enhancement Act of 1984.

         Special  Hazard Amount — The amount of Special  Hazard Losses that may be allocated to the credit enhancement of the related series.

         Special  Hazard Loss — (1) losses due to direct  physical  damage to a mortgaged  property  other than any loss of a type covered by a hazard insurance policy or a flood insurance  policy,  if applicable, and (2) losses  from  partial  damage  caused by reason of the  application  of the  co-insurance  clauses contained in hazard insurance policies.

         Strip  Security  — A  security  which  will be  entitled  to (1)  principal  distributions,  with
disproportionate,   nominal  or  no  interest   distributions   or  (2)   interest   distributions,   with
disproportionate, nominal or no principal distributions.

         Tax Favored Plans — Plans that meet the  definition of "plan" in Section  4975(e)(1) of the Code, including  tax-qualified  retirement  plans  described  in  Section  401(a)  of the  Code  and  individual retirement accounts and annuities described in Section 408 of the Code.

         TILA — The Federal Truth-in-Lending Act.

         Title V — Title V of the Depository  Institutions  Deregulation and Monetary Control Act of 1980,
enacted in March 1980.

         Title VIII — Title VIII of the Garn-St Germain Act.

         Unaffiliated  Sellers  —  Banks,  savings  and  loan  associations,  mortgage  bankers,  mortgage brokers,  investment  banking firms,  the Resolution Trust  Corporation,  the FDIC and other mortgage loan originators or sellers not affiliated with the depositor.

         United States Person — A citizen or resident of the United  States,  a corporation or partnership
(including an entity treated as a corporation or partnership  for federal income tax purposes)  created or organized  in, or under the laws of, the United  States or any state  thereof or the  District of Columbia
(except,  in the case of a partnership,  to the extent provided in  regulations),or an estate whose income is subject to United States  federal  income tax  regardless  of its source,  or a trust if a court within the United States is able to exercise  primary  supervision over the  administration  of the trust and one or more United States  persons have the authority to control all  substantial  decisions of the trust.  To the extent  prescribed in regulations by the Secretary of the Treasury,  which have not yet been issued, a trust  which was in  existence  on August 20,  1996  (other  than a trust  treated as owned by the grantor under  subpart E of part I of  subchapter  J of chapter 1 of the Code),  and which was treated as a United
States  person  on  August  20,  1996 may  elect to  continue  to be  treated  as a United  States  person notwithstanding the previous sentence.

         Value — With respect to a mortgaged  property securing a single family,  multifamily,  commercial or  mixed-use  loan,  the  lesser of (x) the  appraised  value  determined  in an  appraisal  obtained  at origination  of the mortgage  loan,  if any,  or, if the related  mortgaged  property  has been  appraised subsequent to origination,  the value  determined in the subsequent  appraisal and (y) the sales price for the related mortgaged  property (except in circumstances in which there has been a subsequent  appraisal).
However,  in the case of  refinanced,  modified or converted  single  family,  multifamily,  commercial or mixed-use  loans,  the "Value" of the related  mortgaged  property  will be equal to the lesser of (x) the appraised value of the related mortgaged  property  determined at origination or in an appraisal,  if any, obtained at the time of  refinancing,  modification  or conversion  and (y) the sales price of the related mortgaged  property or, if the mortgage  loan is not a rate and term  refinance  mortgage  loan and if the mortgaged  property was owned for a relatively short period of time prior to refinancing,  modification or conversion,  the sum of the sales  price of the  related  mortgaged  property  plus the added value of any improvements.  With respect to a new Manufactured  Home, the "Value" is no greater than the sum of a fixed percentage of the list price of the unit actually billed by the  manufacturer to the dealer  (exclusive of freight to the dealer site),  including  "accessories"  identified in the invoice, plus the actual cost of any accessories  purchased from the dealer, a delivery and set-up allowance,  depending on the size of the unit, and the cost of state and local taxes,  filing fees and up to three years prepaid  hazard  insurance premiums.  With  respect to a used  Manufactured  Home,  the "Value" is the least of the sale  price,  the appraised  value,  and the National  Automobile  Dealer's  Association  book value plus prepaid  taxes and hazard  insurance  premiums.  The  appraised  value  of a  Manufactured  Home is  based  upon  the age and condition  of the  manufactured  housing  unit and the  quality and  condition  of the mobile home park in which it is situated,  if applicable.  An appraisal for purposes of  determining  the Value of a mortgaged property may include an automated valuation.

________________________________________________________________________________________________

                                 $759,237,000 (Approximate)

                        Structured Asset Mortgage Investments II Inc.
                                          Depositor

                                  Bear Stearns ALT-A Trust
                             Mortgage Pass-Through Certificates,
                                        Series 2007-2

________________________________________________________________________________________________
                                    Prospectus Supplement
________________________________________________________________________________________________

                                  Bear, Stearns & Co. Inc.
                                         Underwriter

You should rely only on the  information  contained  or  incorporated  by  reference  in this prospectus  supplement and the  accompanying  prospectus.  We have not  authorized  anyone to provide you with different information.

We are not offering the offered certificates in any state where offer is not permitted.

Dealers will be required to deliver a prospectus  supplement  and  prospectus  when acting as underwriters of the  certificates  offered by this prospectus  supplement and with respect to their  unsold  allotments  or  subscriptions.  In addition,  all dealers  selling the offered certificates,  whether or not  participating  in this offering,  may be required to deliver a prospectus  supplement  and  prospectus  for 90  days  after  the  date  of  this  prospectus supplement,  such delivery  obligation  generally may be satisfied  through the filing of the prospectus supplement and prospectus with the Securities and Exchange Commission.

________________________________________________________________________________________________